UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08918

HC Capital Trust

(Exact name of Registrant as specified in charter)

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428

(Address of principal executive offices) (Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-242-9596

Date of fiscal year end: June 30

Date of reporting period: June 30, 2016

Item 1.  Reports to Stockholders.

Annual Report

The Value Equity Portfolio

The Institutional Value Equity Portfolio

The Growth Equity Portfolio

The Institutional Growth Equity Portfolio

The Small Capitalization–Mid Capitalization Equity Portfolio

The Institutional Small Capitalization–Mid Capitalization Equity Portfolio

The Real Estate Securities Portfolio

The Commodity Returns Strategy Portfolio

The ESG Growth Portfolio

The Catholic SRI Growth Portfolio

The International Equity Portfolio

The Institutional International Equity Portfolio

The Emerging Markets Portfolio

The Core Fixed Income Portfolio

The Fixed Income Opportunity Portfolio

The U.S. Government Fixed Income Securities Portfolio

The Inflation Protected Securities Portfolio

The U.S. Corporate Fixed Income Securities Portfolio

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

The Short-Term Municipal Bond Portfolio

The Intermediate Term Municipal Bond Portfolio

The Intermediate Term Municipal Bond II Portfolio

June 30, 2016

June 30, 2016

We are pleased to present the June 30, 2016 Annual Report for the HC Capital Trust (the “Trust”).

The Trust is an open-end management investment company. As of June 30, 2016, the Trust consisted of twenty-two separate investment portfolios (the “Portfolios”). Day-to-day portfolio management services are provided to each of the Trust’s Portfolios by one or more independent money management organizations (“Specialist Managers”). Each Specialist Manager is subject to the supervision of HC Capital Solutions, an operating division of Hirtle Callaghan & Co., LLC, which serves as the Trust’s primary investment adviser and to the general oversight of the Trust’s Board of Trustees.

The Value Equity Portfolio, seeks total return by investing in a diversified portfolio of equity securities of large companies with relatively low price-earnings ratios and high dividend yields.

The Institutional Value Equity Portfolio, seeks total return by investing in a diversified portfolio of equity securities of large companies with relatively low price-earnings ratios and high dividend yields.

The Growth Equity Portfolio, seeks capital appreciation by investing in a diversified portfolio of equity securities of large and mid-capitalization companies with superior prospects for earnings growth.

The Institutional Growth Equity Portfolio, seeks capital appreciation by investing in a diversified portfolio of equity securities of large and mid-capitalization companies with superior prospects for earnings growth.

The Small Capitalization–Mid Capitalization Equity Portfolio, seeks long-term capital appreciation by investing in a diversified portfolio of equity securities of small-capitalization companies.

The Institutional Small Capitalization–Mid Capitalization Equity Portfolio, seeks long-term capital appreciation by investing in a diversified portfolio of equity securities of small-capitalization companies.

The Real Estate Securities Portfolio, seeks to provide a total return consisting of both capital appreciation and current income.

The Commodity Returns Strategy Portfolio, presented as Consolidated, seeks capital appreciation by investing in a diversified portfolio of commodity-related instruments.

The ESG Growth Portfolio, seeks to maximize total return subject to emphasizing environmental, social and governance (“ESG”) focused investments.

The Catholic SRI Growth Portfolio, seeks to maximize total return integrating a range of social and moral concerns into its security section process.

The International Equity Portfolio, seeks total return by investing in a diversified portfolio of equity securities of companies based in countries other than the United States of America.

The Institutional International Equity Portfolio, seeks total return by investing in a diversified portfolio of equity securities of companies based in countries other than the United States of America.

The Emerging Markets Portfolio, seeks total return by investing in a diversified portfolio of securities issued by companies domiciled, or doing a substantial portion of their business, in countries with a developing or emerging economy or securities market.

The Core Fixed Income Portfolio, seeks current income, consistent with the preservation of capital, by investing in a diversified portfolio of debt securities, including U.S. and non-U.S. government securities, corporate debt securities, and asset-backed issues.

The Fixed Income Opportunity Portfolio, seeks to achieve above-average total return by investing in high yield securities (commonly referred to as “junk bonds”).

The U.S. Government Fixed Income Securities Portfolio, seeks to provide a moderate and sustainable level of current income, consistent with the preservation of capital by investing primarily in a diversified portfolio of U.S. Treasury and government related fixed income securities.

The Inflation Protected Securities Portfolio, seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.

The U.S. Corporate Fixed Income Securities Portfolio, seeks to provide a moderate and sustainable level of current income, consistent with the preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities issued by U.S. corporations.

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, seeks to provide a moderate and sustainable level of current income, consistent with the preservation of capital by investing primarily in a diversified portfolio of publicly issued mortgage and asset backed securities.

The Short-Term Municipal Bond Portfolio, seeks current income exempt from Federal income tax, consistent with preservation of capital, by investing primarily in securities issued by municipalities and related securities.

The Intermediate Term Municipal Bond Portfolio, seeks current income, consistent with the preservation of capital, exempt from Federal income tax by investing in securities issued by municipalities and related entities.

The Intermediate Term Municipal Bond II Portfolio, seeks current income, consistent with the preservation of capital, exempt from Federal income tax by investing in securities issued by municipalities and related entities.

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HC CAPITAL TRUST	Annual Report

June 30, 2016

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Fiscal Year 2016 Summary

General Market

(Unaudited — June 30, 2016)

The several Portfolios of the HC Capital Trust provide clients with distinct, broadly diversified, cost-effective exposure to multiple asset class funds (for both taxable and institutional investors). The Portfolios diversify, where appropriate, across multiple managers and strategies. The Portfolios enable the construction of independent, custom asset allocation portfolios to best meet client overall investment policies and objectives. The absolute performance of each Portfolio over the period is designed to reflect the absolute performance of the asset class as reflected by the portfolio benchmark. Depending upon the objective, each Portfolio will generally seek to deliver performance that exceeds, or is in-line with the benchmark for the Portfolio as well as a peer universe of mutual funds with similar investment strategies.

Financial markets endured a turbulent year with returns diverging sharply across asset classes. The turbulence stemmed, as it has since the Great Financial Crisis, from a small set of macroeconomic and political uncertainties that have plagued risk assets ever since. The central concerns are: (1) whether the U.S. Economy has achieved a self-sustaining level of demand such that it can grow without extraordinary monetary support (2) same for Europe compounded by the structural and demographic impediments to growth in the peripheral countries (3) China’s rebalancing to a consumption driven economic model amidst a burgeoning debt load and (4) geopolitical instabilities including global terror, Russian military adventurism and North Korean nuclear weapons development. These central issues animate and shape the ructions that have convulsed financial assets. Significantly, they are themselves intertwined with one issue aggravating the others. For example, the decision of UK voters to exit the EU derives from both the flow of Syrian refugees into Europe as well as the anemic growth of EU countries driving skilled immigrants to the UK. The Brexit referendum subsequently engendered downward revisions to EU GDP growth. While Brexit could be viewed as an isolated expression of dissatisfaction over Federal versus local determination, it flows out of the interplay of bigger macroeconomic concerns. Likewise, the phenomenal rise and implosion of the Chinese domestic A-share market was largely shaped by Chinese government policies to address the debt built up by an industrial export-led growth model. It initially sought to stimulate equities to counterbalance the weakening real estate market. When the Chinese belatedly tempered margin speculation in stocks, Chinese stocks promptly plummeted. To contain the wealth effect, the ‘National Team’ implemented a series of maladroit interventions. The surprise devaluation of the Chinese Yuan in August seemed calculated to forestall a flight of domestic capital. So the collapse of Chinese domestic stocks and the currency realignment are both manifestations of the same base issue. The most impactful exogenous event was the on-going weakness in global oil markets. The expected curtailment of U.S. tight oil production failed to materialize as markets expected. Productivity gains from technology, high-grading projects, and declines in services costs all conspired to keep U.S. production at elevated levels through the first half of the fiscal year. By January, West Texas Intermediate Crude spot price traded to $27/barrel from approximately $60 at the beginning of the fiscal year. By the end of the fiscal year, prices had rebounded to circa $58/barrel. Energy related stocks followed a similar trajectory with fears of widespread insolvency in late January. With the rebound in crude oil prices, many of the worst case scenarios seemed to be tabled and the sector performed strongly in the second half of the fiscal year.

In the last fiscal year, real activity generally decelerated around the world. The U.S. economy was able to offset the weakness in the energy sector and investment due to the resilience of housing and consumer demand as the unemployment rate fell to 4.6%. The European Central Bank’s commitment to quantitative easing appeared to have a positive influence on European corporate earnings and consumer confidence, but the impact of the UK referendum cast a pall on the future. Chinese growth appeared to stabilize in the 6-7% range, but the Government showed a willingness to stimulate the economy to ward off any further weakness.

U.S. equities appreciated modestly over the twelve months ended June 30, 2016 (3.96% for the S&P 500). Growth and Value stocks performed similarly (Russell 1000® Value Index 2.86% versus Russell 1000® Growth Index 3.02%). International developed market equities fell (MSCI EAFE -10.12%) in local currency terms and -9.72% in U.S. Dollar terms. The MSCI Emerging Markets index lagged the developed markets, falling -11.71% in U.S. Dollar terms. Fixed income asset classes rebounded from the selloff related to the Federal Reserve’s tapering of quantitative easing. The U.S. 10 year Treasury yield decreased from 2.35% to 1.47% over the year. Interest sensitive sectors like real estate securities (REITs) and utilities outperformed as rates declined.

Each of the Portfolios provided results consistent with their stated objectives over the fiscal year ended June 30, 2016. The performance of each Portfolio is listed in the table below and detailed summaries of the objectives, managers, and results are contained in the subsequent sections.

HC Capital Trust Portfolios	Fiscal Year 2016 Return
The Value Equity Portfolio	2.49%	(a)
Russell 1000® Value Index[1]	2.86%
The Institutional Value Equity Portfolio	2.44%	(a)
Russell 1000® Value Index[1]	2.86%
The Growth Equity Portfolio	5.88%	(a)
Russell 1000® Growth Index[1]	3.02%
The Institutional Growth Equity Portfolio	6.36%	(a)
Russell 1000® Growth Index[1]	3.02%
The Small Capitalization–Mid Capitalization Equity Portfolio	-7.17%	(a)
Russell 2000® Index[1]	-6.73%
The Institutional Small Capitalization–Mid Capitalization Equity Portfolio	-6.69%	(a)
Russell 2000® Index[1]	-6.73%
The Real Estate Securities Portfolio	18.81%
Dow-Jones U.S. Select Real Estate Securities Index[2]	22.72%
The Commodity Returns Strategy Portfolio	-9.01%	(a)
Bloomberg Commodity Index[3]	-13.32%
HC Commodities Benchmark[4]	-10.96%
The ESG Growth Portfolio	-4.16%	(a)
MSCI World Index[5]	-3.53%
The Catholic SRI Growth Portfolio	8.81%	(a)
MSCI World Index[5]	7.51%
The International Equity Portfolio	-10.15%	(a)
MSCI EAFE Index[6]	-9.72%
The Institutional International Equity Portfolio	-9.54%	(a)
MSCI EAFE Index[6]	-9.72%
The Emerging Markets Portfolio	-11.66%	(a)
MSCI EM Index[7]	-11.71%
The Core Fixed Income Portfolio	5.87%	(a)
Barclays Capital U.S. Aggregate Bond Index[8]	6.00%
The Fixed Income Opportunity Portfolio	-0.61%	(a)
Barclays Capital U.S. High Yield Ba/B 2% Issuer Capped Index[9]	1.89%
The U.S. Government Fixed Income Securities Portfolio	5.26%
Barclays Capital U.S. Government Bond Index[10]	6.04%
The Inflation Protected Securities Portfolio	3.99%	(a)
Barclays Capital U.S. Treasury Inflation Protected Securities Index[11]	4.35%
The U.S. Corporate Fixed Income Securities Portfolio	7.92%
Barclays Capital U.S. Corporate Index[12]	7.94%
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	3.67%
Barclays Capital U.S. Securitized Index[13]	4.42%
The Short-Term Municipal Bond Portfolio	1.37%
BofA Merrill Lynch 1-3 Year Municipal Index[14]	1.47%
The Intermediate Term Municipal Bond Portfolio	4.05%	(a)
Barclays Capital 3-15 Year Blend Muni Index[15]	6.67%
The Intermediate Term Municipal Bond II Portfolio	4.77%	(a)
Barclays Capital 5-Year General Obligation Muni Index[16]	4.09%

In reviewing the table above and the remainder of this report, note that past performance does not guarantee future results. The remainder of this report contains more specific details about the performance, strategy and managers in each of the portfolios.

(a)	The return shown is that of HC Strategic Shares and has not been adjusted to reflect HC Advisors Shares expenses, which may be higher.

[1]

Each of the Russell indices is a market cap-weighted index of common stocks domiciled in the U.S. Unlike the S&P 500 Stock Index however, the basket of securities included in the various Russell indices is reconstituted each year. The Russell 3000® Index is constructed by ranking U.S. common stocks from largest to smallest market capitalization, and including in the index the top 3,000 stocks. The largest 1,000 stocks become the Russell 1000® Index and the next 2,000 stocks are included in the Russell 2000® Index. The Russell 1000® Growth Index is designed to measure the performance of those companies included in the Russell 1000 Index that have relatively higher price-to-book ratios and higher forecasted growth values. The Russell 1000

Value® Index is designed to measure the performance of those companies included in the Russell 1000® Index that have relatively lower price-to-book ratios and lower forecasted growth values.

[2]

Dow-Jones U.S. Select Real Estate Securities Index – is a broad measure of the performance of publicly traded global real estate securities, such as Real Estate Investment Trusts (“REITs”) and Real Estate Operating Companies (“REOCs”). The index is capitalization-weighted. The global index is an expansion of the original U.S. index, developed in 1991.

[3]

The Bloomberg Commodity Index is a broadly diversified index that allows investors to track commodity futures through a single, simple measure. The index is designed to minimize concentration in one commodity or sector. It currently includes 19 commodity futures in five groups. No one commodity can comprise less than 2% or more than 15% of the index, and no group can represent more than 33% of the index (as of the annual re-weightings of the components).

[4]

The HC Commodities Benchmark is comprised 50% of the Bloomberg Commodity Index and 50% of the MSCI ACWI Commodity Producers Index. The MSCI ACWI Commodity Producers Index captures the global opportunity set of commodity produces in the energy, metal and agricultural sectors. Constituents are selected from the equity universe of MSCI ACWI, the parent index, which covers mid and large cap securities across 24 Developed Markets (DM) and 21 Emerging Markets (EM) countries. All index constituents are categorized in one of twelve sub industries according to the Global Industry Classification Standard (GICS), including: integrated oil & gas, oil & gas exploration & production, gold, steel, aluminum, precious metals & minerals, agricultural products, paper products, and forest products.

[5]

The MSCI World Index, which is part of the Modern Index Strategy, is a broad global equity benchmark that represents lard and mid-cap equity performance across 23 development markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country and MSCI World benchmark does not offer exposure to emerging markets. As of June 30, 2016 MSCI World Index consisted of the following 23 development markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, Singapore, United Kingdom and the United States.

[6]

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”). The MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged, free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of June 2016, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

[7]

MSCI Emerging Markets Index (“MSCI EM Index”) – is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2016, the MSCI EM Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

[8]	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that includes more than 5,000 taxable government, investment-grade corporate and mortgage backed securities.

[9]	Barclays Capital U.S. High Yield Ba/B 2% Issuer Capped Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar denominated high yield debt market.

[10]	The Barclays Capital U.S. Government Index is a broad-based index that represents the general performance of U.S. Treasury and U.S. Government agency and debt securities.

[11]	The Barclays Capital U.S. Treasury Inflation Protected Securities Index consists of Inflation-Protection securities issued by the U.S. Treasury.

[12]

The Barclays Capital U.S. Corporate Index is an unmanaged index that covers USD-denominated, investment-grade, fixed-rate and taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

[13]

The Barclays Capital U.S. Securitized Index is an unmanaged index that tracks the performance of mortgage-backed pass-through securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, investment-grade bonds and asset-backed securities.

[14]

The Bank of America (“BofA”) Merrill Lynch 1-3 Year Municipal Index is an equal-weighted index that tracks the total return performance of the domestic U.S. municipal market. The index consists of investment-grade, publicly traded, fixed-rate and coupon bearing municipal securities with a maturity of one to three years.

[15]	Barclays Capital 3-15 Year Blend Muni Index is an index composed of tax-exempt bonds with maturities ranging between 2 and 17 years.

[16]

Barclays Capital 5-Year General Obligations Muni Index is an unmanaged index generally representative of investment grade fixed rate debt obligations issued by state and local government entities, with maturities of no more than six years.

The Value Equity Portfolio

The Institutional Value Equity Portfolio

(Unaudited)

The Value Equity Portfolio managed by AllianceBernstein, L.P., Cadence Capital Management, LLC and Parametric Portfolio Associates, LLC returned 2.49% for the fiscal year compared to 2.86% for the Russell 1000® Value Index1 and -1.21% for the average manager in the Lipper2 universe of Large Cap Value Funds.3

The Institutional Value Equity Portfolio managed by AllianceBernstein, L.P., Cadence Capital Management LLC and Parametric Portfolio Associates, LLC returned 2.44% for the fiscal year compared to 2.86% for the Russell 1000®1 Value Index and -1.21% for the average manager in the Lipper2 universe of Large Cap Value Funds.3

The Portfolios underperformed their benchmark but outperformed their peer group over the period. The Portfolios were hindered by their allocation to traditional value strategies employed by AllianceBernstein and Cadence. The Traditional value managers tend to have higher beta relative to benchmark and tend to select stocks with price/book, price/earnings, and price/cash flow measures at a substantial discount to the overall market. However, the Portfolios benefited from exposure to a yield oriented strategy managed by Cadence that offers some relative balance sheet quality and high dividend yields. Underweights to banks and financial services also buffeted performance in Q1 2016 when those sectors underperformed the broader market as investors worried about U.S. economic growth and uncertain Fed policy sold them.

The Portfolios’ cash positions also aided performance as markets deteriorated in Q1 2016. The Portfolios’ cash positions serve two purposes. First, they are intended to provide protection in the event of a market correction. Second, they allow the Portfolios to take overweight positions in more volatile strategies without increasing the Portfolios’ overall sensitivity to the market, or beta.

Both Portfolios are diversified across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent a manner as possible. As a result, it is expected that some managers and styles will be leading at times, while others are lagging and vice versa. The Portfolios expect to capitalize on this cyclicality of manager styles by reducing exposure to investment managers whose strategy and style realize exceptional excess returns and allocating to good long-term managers whose investment strategy and style have been out of favor in the short-term.

[1]

The Russell 1000® Value Index measures the performance of those companies included in the Russell 1000® Stock Index with lower price-to-book ratios and lower forecasted growth rates. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]

During the fiscal year, Mellon Capital Management Corporation and Pacific Investment Management Company, LLC (Institutional Portfolio only) were also under contract to manage the Portfolios but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Value Equity Portfolio for the 10-year period ended 6/30/16, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 1000® Value Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Value Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.25%

HC Advisors Shares 0.50%1

[1]	Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2016, expense ratios can be found in the financial highlights.

The chart represents historical performance of a hypothetical investment of $10,000 in The Institutional Value Equity Portfolio from 7/18/08 to 6/30/16, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 1000® Value Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Institutional Value Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.25%

HC Advisors Shares 0.50%1

[1]	Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2016, expense ratios can be found in the financial highlights.

The Growth Equity Portfolio

The Institutional Growth Equity Portfolio

(Unaudited)

The Growth Equity Portfolio managed by Jennison Associates, LLC, Mellon Capital Management Corporation, Sustainable Growth Advisers, LP and Parametric Portfolio Associates, LLC, returned 5.88% for the fiscal year compared to 3.02% for the Russell 1000® Growth Index1 and -1.68% for the average manager in the Lipper2 universe of Large Cap Growth Funds.3

The Institutional Growth Equity Portfolio managed by Jennison Associates, LLC, Mellon Capital Management Corporation, Sustainable Growth Advisers, LP and Parametric Portfolio Associates, LLC returned 6.36% for the fiscal year compared to 3.02% for the Russell 1000® Growth Index1 and -1.68% for the average manager in the Lipper2 universe of Large Cap Growth Funds.3

The Portfolios outperformed their benchmark and peer group because of higher allocations to quality growth style strategies. Quality growth managers favor companies with quality balance sheets and high growth potential which are also reasonably priced. The resulting portfolio includes relatively large companies with dominant market positions and, frequently, multinational exposure. Over the period earnings momentum-oriented stocks posted weaker performance as investors bid up higher quality stocks with defensive characteristics. As valuations in domestic markets have risen, the Portfolios have been intentionally positioned more defensively.

Both Portfolios are diversified across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent a manner as possible. As a result, it is expected that some managers and styles will be leading at times, while others are lagging and vice versa. The Portfolios expect to capitalize on this cyclicality of manager styles by reducing exposure to investment managers whose strategy and style realize extraordinary excess returns and allocating to good long-term managers whose investment strategy and style have been out of favor in the short-term. An example of this is the reduction of quality-oriented strategies during the period and the reallocation of those assets to momentum style managers.

[1]

The Russell 1000® Growth Index measures the performance of those companies included in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth rates. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]	During the fiscal year, Cadence Capital Management, LLC was also under contract to manage the Portfolios but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The Growth Equity Portfolio for the 10-year period ended 6/30/16, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 1000® Growth Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Growth Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.29%

HC Advisors Shares 0.54%1

[1]	Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2016, expense ratios can be found in the financial highlights.

The chart represents historical performance of a hypothetical investment of $10,000 in The Institutional Growth Equity Portfolio from 8/8/08 to 6/30/16, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 1000® Growth Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Institutional Growth Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.27%

HC Advisors Shares 0.52%1

[1]	Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2016, expense ratios can be found in the financial highlights.

The Small Capitalization–Mid Capitalization Equity Portfolio

The Institutional Small Capitalization–Mid Capitalization Equity Portfolio

(Unaudited)

The Small Capitalization–Mid Capitalization Equity Portfolio (the “Portfolio”) managed by Ariel Investments, LLC, Frontier Capital Management Company, LLC, IronBridge Capital Management, LP, Mellon Capital Management Corporation, Pzena Investment Management, LLC (“Pzena”), Cupps Capital Management, LLC and Parametric Portfolio Associates, LLC returned -7.17% for the period compared to -6.73% return for the Russell 2000®1 Index and -5.50% for the average manager in the Lipper2 universe of Small Cap Core Funds.3

The Portfolio underperformed its peer group and the benchmark for the period. The Portfolio was hampered by allocations to (1) a Growth at a Reasonable Price or “GARP” style managed by Frontier and (2) a high growth, momentum-oriented portfolio managed by Cupps, and (3) a micro cap value strategy managed by Ariel. Small capitalization equities underperformed their large capitalization cousins in the U.S., with growth-oriented small cap names the noted laggards.

The Institutional Small Capitalization–Mid Capitalization Equity Portfolio (the “Institutional Portfolio”) managed by Cupps Capital Management, LLC, Frontier Capital Management Company, LLC, IronBridge Capital Management, LP, Mellon Capital Management Corporation, Parametric Portfolio Associates, LLC and Pzena Investment Management, LLC returned -6.69% for the period compared to a -6.73% return for the Russell 2000®1 Index and -5.50% for the average manager in the Lipper2 universe of Small Cap Core Funds.3

The Institutional Portfolio outperformed its benchmark but underperformed its peer group for the period. The Institutional Portfolio benefited from allocations to (1) a core, quality-oriented portfolio managed by IronBridge, and (2) a traditional value style managed by Pzena. Small capitalization equities underperformed as investor confidence in the U.S. economy waned. The performance difference between the Institutional Portfolio and the Portfolio was primarily driven by the inclusion of Ariels’s deep value style in the Portfolio. Ariel uses the market’s short-term focus to uncover mispriced companies whose true value will be realized over time.

Both Portfolios are diversified across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent a manner as possible. As a result, it is expected that some managers and styles will be leading at times, while others are lagging and vice versa. The Portfolios expect to capitalize on this cyclicality of manager styles by reducing exposure to investment managers whose strategy and style realize extraordinary excess returns and allocating to good long-term managers whose investment strategy and style have been out of favor in the short-term.

[1]

Russell 2000® Index measures the performance of smaller capitalization U.S. companies. The largest 1,000 stocks become the Russell 1000® Index and the next 2,000 stocks become the Russell 2000® Index. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]

During the fiscal year, Cadence Capital Management, LLC and Ariel Investments, LLC (Institutional Portfolio only) were also under contract to manage the Portfolios but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Small Capitalization–Mid Capitalization Equity Portfolio for the 10-year period ended 6/30/16, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 2000® Index, which represents the performance of domestically traded common stocks of small to mid-sized companies. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Small Capitalization–Mid Capitalization Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.78%

HC Advisors Shares 1.03%1

[1]	Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2016, expense ratios can be found in the financial highlights.

The chart represents historical performance of a hypothetical investment of $10,000 in The Institutional Small Capitalization–Mid Capitalization Equity Portfolio from 8/15/08 to 6/30/16, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 2000® Index, which represents the performance of domestically traded common stocks of small to mid-sized companies. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Institutional Small Capitalization–Mid Capitalization Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.71%

HC Advisors Shares 0.96%1

[1]	Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2016, expense ratios can be found in the financial highlights.

The Real Estate Securities Portfolio

(Unaudited)

The Real Estate Securities Portfolio (the “Portfolio”) managed by Wellington Management Company, LLP and Parametric Portfolio Associates, LLC returned 18.81% for the year compared to 22.72% for the Dow-Jones U.S. Select Real Estate Securities Index1 and 19.29% for the average manager in the Lipper2 universe of Real Estate funds.3 The U.S. Real Estate Market benefitted from a declining interest rate environment and persistent demand from investors for yield oriented assets.

The Portfolio underperformed its peer group and the benchmark for the period. The Portfolio benefited from an overweight to diversified REITS as well as underweights to the real estate services and hotel/resorts subsectors. A higher allocation to office REITS as well as underweights to specialized and mortgage REIT detracted from the Portfolio’s relative returns.

[1]

The Dow-Jones U.S. Select Real Estate Securities Index is a broad measure of the performance of publicly traded global real estate securities, such as Real Estate Investment Trust (REITs) and Real Estate Operating Companies (REOCs). The index is capitalization-weighted. The global index is an expansion of the original U.S. index, developed in 1991. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]	During the fiscal year, Mellon Capital Management Corporation and Cadence Capital Management, LLC were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Real Estate Securities Portfolio from 5/21/09 to 6/30/16, and represents the reinvestment of dividends and capital gains in the Portfolio. The Real Estate Securities Portfolio was redeemed in full on June 30, 2013 and recommenced operations on September 12, 2013.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Dow-Jones U.S. Select Real Estate Securities Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Real Estate Securities Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.78%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2016, expense ratios can be found in the financial highlights.

The Commodity Returns Strategy Portfolio

(Unaudited)

The Commodity Returns Strategy Portfolio (the “Portfolio”) managed by Wellington Management Company, LLP, Pacific Investment Management Company, LLC, Mellon Capital Management Corporation, Vaughan Nelson Investment Management, L.P. and Parametric Portfolio Associates, LLC returned -9.01% for the year compared to -10.96% for the HC Commodities Benchmark1, -13.32% for the Bloomberg Commodity Index2 and -11.68% for the average manager in the Lipper3 universe of Global Natural Resources Funds.4

The Portfolio outperformed the HC Commodities Benchmark, the Bloomberg Commodity Index and the peer group. The modest outperformance was primarily due to the Portfolio’s overweight in commodity-linked equities, which exhibited higher sensitivity to the commodity spot markets that rebounded during 2016. We continue to hold more commodity-linked equities than futures in the fund to capture better risk/return characteristics and high cash flow yields.

The managers of the futures strategies use derivatives – including futures, options, forwards, and swaps – to gain exposure to the underlying physical commodities. The returns generated by those strategies are predominantly a function of the change in the value of the derivatives held. To a lesser extent, the performance of the strategies reflects the change in the value of investments – primarily short dated fixed income – required to collateralize the derivative strategies.

The Portfolio is diversified across multiple managers and strategies, with the goal of providing long-term returns in a consistent manner. As a result, at times we expect that some managers and styles will lead while others lag.

[1]	The HC Commodities Benchmark is composed of 50% of the Bloomberg Commodity Index2 and 50% of the MSCI ACWI Commodity Producers Index[5].

[2]

The Bloomberg Commodity Index is a broadly diversified index that allows investors to track commodity futures through a single, simple measure. The index is designed to minimize concentration in one commodity or sector. It currently includes 22 commodity futures in six groups. No one commodity can comprise less than 2% or more than 15% of the index, and no group can represent more than 33% of the index (as of the annual re-weightings of the components). This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[3]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[4]	During the fiscal year, Cadence Capital Management, LLC was also under contract to the Portfolio but did not have any assets allocated to it.

[5]

The MSCI ACWI Commodity Producers Index captures the global opportunity set of commodity producers in the energy, metal and agricultural sectors. Constituents are selected from the equity universe of MSCI ACWI, the parent index, which covers mid and large cap securities across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries. All index constituents are categorized in one of twelve sub-industries according to the Global Industry Classification Standard (GICS), including: integrated oil & gas, oil & gas exploration & production, gold, steel, aluminum, precious metals & minerals, agricultural products, paper products, and forest products. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

The chart represents historical performance of a hypothetical investment of $10,000 in The Commodity Returns Strategy Portfolio from 6/8/10 to 6/30/16, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg Commodity Index and the 50% Bloomberg Commodity Index & 50% MSCI ACWI Commodity Producers Index. The Dow-Jones UBS Commodity Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. The MSCI ACWI Commodity Producers Index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. An investor cannot invest directly in an index. The performance of The Commodity Returns Strategy Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.55%

HC Advisors Shares 0.80%1

[1]	Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2016, expense ratios can be found in the financial highlights.

The ESG Growth Portfolio

(Unaudited)

The ESG Growth Portfolio (the “Portfolio”) managed by Mellon Capital Management Corporation and Cadence Capital Management, LLC returned -4.16% since its inception on July 14, 2015 compared to -4.11% for the MSCI World Index.1

The Portfolio allocated to higher quality strategies, particularly in the U.S. The U.S. strategy, which is run by Mellon Capital, favors companies with strong balance sheets, steady earnings growth, and low leverage. This strategy significantly outperformed on both a relative and absolute basis. The allocation to International Developed markets, managed by Cadence Capital, posted weaker absolute performance as concerns about European growth and negative yields weighed on international companies. However, on a relative basis, the strategy benefited from its allocation to high dividend paying companies with a below average price to book. The Portfolio’s small underperformance can be attributed to Portfolio expenses and foreign tax withholdings that are not incorporated in the benchmark returns.

The Portfolio is diversified across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent a manner as possible.2 As a result, it is expected that some styles will be leading at times, while others are lagging and vice versa. The Portfolio expects to capitalize on this cyclicality of styles by reducing exposure to strategies and styles that realize extraordinary excess returns and allocating to strategies and styles that have been out of favor in the short-term.

The Portfolio requires that the underlying managers integrate Environmental, Social and Governance (ESG) criteria in their investment selection. Both Mellon Capital and Cadence Capital use third party ESG data, to better understand the environmental, social and governance risks and opportunities, when making investment decisions.

[1]

The MSCI World Index is an unmanaged index that is designed to capture large and mid-cap representation across 23 developed market countries. As of December 31, 2014, the Index covered approximately 85% of the free float-adjusted market capitalization in each of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	During the fiscal year, Parametric Portfolio Associates, LLC and Agincourt Capital Management, LLC were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The ESG Growth Portfolio from 7/14/15 to 6/30/16, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MCSI World Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The ESG Growth Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.31%

HC Advisors Shares 0.56%1

[1]	Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2016, expense ratios can be found in the financial highlights.

The International Equity Portfolio

The Institutional International Equity Portfolio

(Unaudited)

The International Equity Portfolio (the “Portfolio”) managed by Artisan Partners Limited Partnership, Capital Guardian Trust Company, Causeway Capital Management, LLC, Cadence Capital Management, LLC, Mellon Capital Management Corporation, and Parametric Portfolio Associates, LLC returned -10.15% for the period compared to -9.72% for the MSCI EAFE Index1 and -11.09% for the average manager in the Lipper2 universe of International Large-Cap Core Funds.3

The Portfolio performed in line with its benchmark and outperformed its peer group. An allocation to the quality yield strategy managed by Cadence contributed positively to relative performance. Quality yield managers favor companies that have strong balance sheets, good value characteristics, and high relative dividend yields. The Portfolio was hindered by a relatively small allocation to emerging markets and an allocation to the traditional value investment style managed by Causeway. Traditional value managers tend to have higher beta relative to their benchmark and tend to select stocks with price/book, price/earnings, and price/cash flow measures at a substantial discount to the overall market. Given that both the benchmark and the portfolio were down for the fiscal year in absolute terms, underperformance of the traditional value style is in line with expectations.

The Institutional International Equity Portfolio (the “Institutional Portfolio”) managed by Artisan Partners Limited Partnership, Capital Guardian Trust Company, Causeway Capital Management, LLC, Lazard Asset Management LLC, Cadence Capital Management, LLC, Mellon Capital Management Corporation and Parametric Portfolio Associates, LLC returned -9.54% for the fiscal year compared to -9.72% for the MSCI EAFE Index1 and -11.09% for the average manager in the Lipper2 universe of International Large-Cap Core Funds.3

The Institutional Portfolio outperformed its benchmark and peer group. Allocations to the quality yield strategy managed by Cadence and the quantitative strategy managed by Lazard contributed positively to relative performance. Lazard’s quantitative strategy focuses on the value, growth, quality, and sentiment factors. The Institutional Portfolio was hindered by a relatively small allocation to emerging markets and an allocation to the traditional value investment style managed by Causeway. The performance difference between the Institutional Portfolio and the Portfolio was primarily driven by the inclusion of Lazard’s quantitative strategy in the Institutional Portfolio and higher weight to the Quality Yield strategy in the Institutional Portfolio relative to the Portfolio.

Changes in the value of local currencies relative to the U.S. Dollar had little impact on the performance of the benchmark and the Portfolios. In local currency terms, the MSCI EAFE benchmark returned -10.12% for the period versus -9.72% in U.S. Dollar terms.

Both Portfolios are diversified across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent a manner as possible. As a result, it is expected that some managers and styles will be leading at times, while others are lagging and vice versa. The Portfolios expect to capitalize on this cyclicality of manager styles by reducing exposure to investment managers whose strategy and style realize extraordinary excess returns and allocating to good long-term managers whose investment strategy and style have been out of favor in the short-term.

[1]

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”), which covers Europe, Australia, and the Far East, is an unmanaged, market value weighted index designed to measure the overall condition of developed overseas equities markets. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]	During the fiscal year, City of London Investment Management Company, Ltd was also under contract to manage the Portfolios but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The International Equity Portfolio for the 10-year period ended 6/30/16, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MSCI EAFE Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The International Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.37%

HC Advisors Shares 0.62%1

[1]	Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2016, expense ratios can be found in the financial highlights.

The chart represents historical performance of a hypothetical investment of $10,000 in The Institutional International Equity Portfolio from 11/20/09 to 6/30/16, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MSCI EAFE Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Institutional International Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.36%

HC Advisors Shares 0.61%1

[1]	Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2016, expense ratios can be found in the financial highlights.

The Emerging Markets Portfolio

(Unaudited)

The Emerging Markets Portfolio (the “Portfolio”) managed by Mellon Capital Management Corporation, Boston Company Asset Management, LLC and Parametric Portfolio Associates, LLC returned -11.66% compared to -11.71% for the MSCI EM Index1 and -10.14% for the average manager in the Lipper2 universe of Emerging Markets Funds.3

For the period, the Portfolio outperformed the benchmark, but underperformed the average manager in the industry universe. The outperformance is primarily due to the Portfolio’s value bias. In particular, the traditional value style run by the Boston Company made a positive contribution to the Portfolio’s relative performance. Over this period traditional valuation metrics like low price/book and low price/cash flow were more effective, and the Portfolio’s high exposure to those types of companies drove relative performance. Changes in the value of local currencies relative to the U.S. Dollar had a positive impact on the performance of the benchmark and the Portfolio. The MSCI EM Index1 returned -11.71% in U.S. Dollar terms and -7.71% in local terms. The Emerging Markets as a whole were negatively impacted by declines in Asian markets, and in the financial, industrial, and telecommunications sectors.

The Portfolio provides broad access to international emerging markets equity. The Portfolio is managed with multiple managers to provide diversification of manager style as well as diversification of firm specific risks. Mellon Capital employs a quantitatively driven investment process that seeks to identify companies paying high dividends relative to the benchmark while maintaining quality balance sheets. The portfolio diversifies amongst a large number of names and across geographies and sectors to capture its specified factor. Boston Company employs a fundamentally driven investment process to identify attractive value companies within the international emerging markets equity universe and then constructs a diversified portfolio of those companies in accordance with industry and individual company allocation guidelines.

[1]

The Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 30, 2015 the MSCI EM Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]

During the fiscal year, City of London Investment Management Company, Ltd and Cadence Capital Management, LLC were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Emerging Markets Portfolio from 12/10/09 to 6/30/16, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MSCI EM Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Emerging Markets Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.62%

HC Advisors Shares 0.87%1

[1]	Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2016, expense ratios can be found in the financial highlights.

The Core Fixed Income Portfolio

(Unaudited)

The Core Fixed Income Portfolio (the “Portfolio”) managed by Mellon Capital Management Corporation and Agincourt Capital Management, LLC returned 5.87% for the fiscal year compared to 6.00% for the Barclays Capital U.S. Aggregate Bond Index1 (“BarCap”) and 4.95% for the average fixed income manager in the Lipper2 universe of Core Bond Funds.

Within the U.S. Fixed Income markets, longer-duration fixed income indices tended to outperform shorter duration indices as the curve flattened during the fiscal year. The major U.S. indices representing government, securitized and corporate securities generated positive returns. Fixed income returns were strong during the second half of the fiscal year as the bond markets had a positive reaction after the Federal Reserve raised interest rates in December. The short-end of the curve was unchanged to slightly higher while the long-end dropped throughout most of the second half of the fiscal year. Higher quality investment grade bonds outperformed lower quality bonds during the fiscal year. The BarCap Index, a broad measure of the U.S. bond market, gained 6.00% for the fiscal year end.

The Portfolio is allocated across the three major sectors of the BarCap Index: governments, credit, and asset backed securities. The government and asset backed sectors are passively managed to provide performance in-line with their respective benchmarks. Actual results may vary marginally from the underlying benchmarks because of cash flows and because for practical purposes, the portfolios hold a representative group of the securities in the benchmarks and do not seek to fully replicate all of the individual holdings. The credit portfolio has a bit more flexibility to vary from the index by avoiding credits that the manager feels have adverse price risk. The allocations across the three sectors will vary over time based upon the relative attractiveness of the sectors. In general, the Portfolio maintains aggregate characteristics – duration, weighted average yield-to-maturity, and average credit quality comparable to the benchmark.

[1]

The Barclays Capital U.S. Aggregate Bond Index includes more than 8,000 taxable government, investment-grade corporate and mortgage backed securities. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Core Fixed Income Portfolio for the 10-year period ended 6/30/16, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Barclays Capital U.S. Aggregate Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Core Fixed Income Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.29%

HC Advisors Shares 0.54%1

[1]	Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2016, expense ratios can be found in the financial highlights.

The Fixed Income Opportunity Portfolio

(Unaudited)

For the fiscal year, the Fixed Income Opportunity Portfolio (the “Portfolio”), managed by Fort Washington Investment Advisors, Inc., Western Management Company, Ltd., City of London Investment Management Company, Ltd. and Parametric Portfolio Associates, LLC had a return of -0.61% compared to 1.89% for the Barclays Capital U.S. High Yield Ba/B 2% Issuer Capped Index1 and -0.20% for the average manager in the Lipper2 High Current Yield Fund universe.3

The Portfolio is designed to provide investors with higher returns over time than traditional fixed income investments primarily through investment in a diversified portfolio of high yield bonds. The Portfolio may also opportunistically invest in international bonds, convertible bonds, preferred stocks, treasury inflation bonds, loan participations and fixed and floating rate loans.

Within the U.S. Fixed Income markets, longer-duration fixed income indices tended to outperform shorter duration indices as the curve flattened during the fiscal year. The first half absolute performance was driven by the sharp decline in the energy sector. During the second half of the fiscal year, the high yield portfolio returns were strong, returning 4.8% as spreads and yields have narrowed. Higher quality below investment grade bonds outperformed lower quality bonds during the fiscal year.

The Portfolio has flexibility to vary from the index by avoiding credits that the manager feels have adverse price risk.

[1]

The Barclays Capital U.S. High Yield Ba/B 2% Issuer Capped Index is a market capitalization-weighted index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations. No single issuer accounts for more than 2% of market cap. The index is calculated on a total return basis. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]	During the fiscal year, Mellon Capital Management Corporation was also under contract to manage the Portfolio but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The Fixed Income Opportunity Portfolio for the 10-year period ended 6/30/16, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Barclays Capital U.S. High Yield Ba/B 2% Issuer Capped Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Fixed Income Opportunity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.42%

HC Advisors Shares 0.67%1

[1]	Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2016, expense ratios can be found in the financial highlights.

The U.S. Government Fixed Income Securities Portfolio

(Unaudited)

The U.S. Government Fixed Income Securities Portfolio (the “Portfolio”) managed by Mellon Capital Management Corporation returned 5.26% compared to 6.04% for the Barclays Capital U.S. Government Bond Index1 and 5.18% for the average fixed income manager in the Lipper2 universe of General U.S. Government Funds.

Within the U.S. Fixed Income markets, longer-duration fixed income indices tended to outperform shorter duration indices as the curve flattened during the fiscal year. Fixed income returns were strong during the second half of the fiscal year as the bond markets had a positive reaction after the Federal Reserve raised interest rates in December. The short-end of the curve was unchanged to slightly higher while the long-end dropped throughout most of the second half of the fiscal year. The U.S. 10 year bond yield rallied from 2.35% in June 2015 to 1.47% at the end of the fiscal year. Most of the move in yields came in the second half of the fiscal year.

The Portfolio is structured to perform similarly to the benchmark. As such it uses a sampling methodology to select a subset of the index universe that maintains aggregate characteristics – duration, weighted average yield-to-maturity, and average credit quality in line with the benchmark. Since the Portfolio owns a subset of securities of the Index, there will necessarily be some tracking error.

[1]	The Barclays Capital U.S. Government Bond Index is a broad-based unmanaged index that represents the general performance of U.S. Treasury and U.S. Government Agency debt securities.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The U.S. Government Fixed Income Securities Portfolio from 12/6/10 to 6/30/16, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Barclays Capital U.S. Government Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The U.S. Government Fixed Income Securities Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.17%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2016, expense ratios can be found in the financial highlights.

The Inflation Protected Securities Portfolio

(Unaudited)

The Inflation Protected Securities Portfolio (the “Portfolio”) managed by Mellon Capital Management Corporation returned 3.99% compared to 4.35% for the Barclays Capital U.S. Treasury Inflation Protected Securities Index1 and 2.57% for the average fixed income manager in the Lipper2 universe of Inflation Protected Bond Funds.

Within the U.S. Fixed Income markets, longer-duration fixed income indices tended to outperform shorter duration indices as the curve flattened during the fiscal year. Fixed income returns were strong during the second half of the fiscal year as the bond markets had a positive reaction after the Federal Reserve raised interest rates in December. Inflation protected securities had a negative first half of the fiscal year but have rallied during the second half up over 6%.

The Portfolio is currently structured to perform similarly to the benchmark. As such it utilizes a full replication approach to duplicate the fundamental characteristics and performance of the Barclays Capital U.S. Treasury Inflation Protected Securities Index.

[1]	The Barclays Capital U.S. Treasury Inflation Protected Securities Index is an unmanaged index generally consisting of all inflation-protection securities issued by the U.S. Treasury.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The U.S. Inflation Protected Securities Portfolio from 4/3/14 to 6/30/16, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Barclays Capital U.S. Treasury Inflation Protected Securities Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Inflation Protected Securities Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.18%

HC Advisors Shares 0.43%1

[1]	Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2016, expense ratios can be found in the financial highlights.

The U.S. Corporate Fixed Income Securities Portfolio

(Unaudited)

The U.S. Corporate Fixed Income Securities Portfolio managed by Agincourt Capital Management, LLC returned 7.92% compared to 7.94% for the Barclays Capital U.S. Corporate Index1 and 6.66% for the average fixed income manager in the Lipper2 universe of Corporate Debt Funds BBB-Rated Funds.3

Within the U.S. Fixed Income markets, longer-duration fixed income indices tended to outperform shorter duration indices as the curve flattened during the fiscal year. Fixed income returns were strong during the second half of the fiscal year as the bond markets had a positive reaction after the Federal Reserve raised interest rates in December. Corporate bonds were slightly negative in the first half of the fiscal year but have rallied during the second half up over 8%. Higher quality investment grade bonds outperformed lower quality bonds during the fiscal year. For the fiscal year the corporate strategy is in line with its benchmark.

[1]

The Barclays Capital U.S. Corporate Index covers USD denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. Securities in the index roll up to the U.S. Credit and U.S. Aggregate indices.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]	During the fiscal year, Mellon Capital Management Corporation was also under contract to manage the Portfolio but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The U.S. Corporate Fixed Income Securities Portfolio from 12/6/10 to 6/30/16, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Barclays Capital U.S. Corporate Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The U.S. Corporate Fixed Income Securities Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.22%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2016, expense ratios can be found in the financial highlights.

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

(Unaudited)

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio (the “Portfolio”) managed by Mellon Capital Management Corporation returned 3.67% compared to 4.42% or the Barclays Capital U.S. Securitized Index1 and 3.56% for the average fixed income manager in the Lipper2 universe of U.S. Mortgage Funds.

Within the U.S. Fixed Income markets, longer-duration fixed income indices tended to outperform shorter duration indices as the curve flattened during the fiscal year. Fixed income returns were strong during the second half of the fiscal year as the bond markets had a positive reaction after the Federal Reserve raised interest rates in December. The Portfolio was slightly positive during the first half of the fiscal year and has rallied during the second half up over 2.8%.

The Portfolio is structured to simulate the performance of the benchmark. As such the Portfolio maintains aggregate characteristics – duration, weighted average yield-to-maturity, and average credit quality in line with the benchmark. Since the Portfolio holds a subset of the securities represented in the benchmark, it is expected to generate a small amount of tracking error.

[1]

The Barclays Capital U.S. Securitized Index is an unmanaged index that tracks the performance of mortgage-backed pass through securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, investment-grade bonds and asset-backed securities.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The U.S. Mortgage/Asset Backed Fixed Income Portfolio from 12/6/10 to 6/30/16, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Barclays Capital U.S. Securitized Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The U.S. Mortgage/Asset Backed Fixed Income Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.19%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2016, expense ratios can be found in the financial highlights.

The Short-Term Municipal Bond Portfolio

(Unaudited)

The Short-Term Municipal Bond Portfolio managed by Breckinridge Capital Advisors, Inc. gained 1.37% for the fiscal year compared to 1.47% for the BofA Merrill Lynch 1-3 Year Municipal Index1 and 1.22% for the average manager in the Lipper2 universe of Short Duration Municipal Bond Funds.

During the fiscal year, municipal bonds generated positive results. Returns were the strongest in longer maturities, as the yield curve flattened along with Treasuries and in lower investment grade credit qualities.

The Breckinridge strategy modestly underperformed the benchmark and outperformed the peer universe gross of fees.

[1]

The BofA Merrill Lynch 1-3 Year Muni Index is an unmanaged, equal-weighted index that tracks the total return performance of the domestic U.S. municipal market. The index consists of investment grade, publicly traded, fixed-rate and coupon bearing municipal securities with a maturity of one to three years. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that organization compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Short-Term Municipal Bond Portfolio for the 10-year period ended 6/30/16, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the BofA Merrill Lynch 1-3 Year Muni Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Short-Term Municipal Bond Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.31%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2016, expense ratios can be found in the financial highlights.

The Intermediate Term Municipal Bond Portfolio

(Unaudited)

The Intermediate Term Municipal Bond Portfolio managed by Standish Mellon Asset Management Company, LLC (“Standish”) returned 4.05% for the fiscal year compared to 6.67% for the Barclays Capital 3-15 Year Blend Muni Index1 and 6.07% for average manager in the Lipper2 Intermediate Municipal Debt Funds universe.

Municipal bonds during fiscal year generated positive results. Returns were the strongest in longer maturities, as the yield curve flattened along with Treasuries and in lower investment grade credit qualities. The Standish strategy underperformed the Barclays Capital Municipal 3-15 year benchmark during the twelve-month reporting period.

[1]

Barclays Capital 3-15 Year Blend Muni Index is an index of government bonds. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Intermediate Term Municipal Bond Portfolio for the 10-year period ended 6/30/16, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Barclays Capital 3-15 Year Blend Muni Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Intermediate Term Municipal Bond Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.27%

HC Advisors Shares 0.52%1

[1]	Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2016, expense ratios can be found in the financial highlights.

The Intermediate Term Municipal Bond II Portfolio

(Unaudited)

The Intermediate Term Municipal Bond II Portfolio managed by Breckinridge Capital Advisors, Inc. returned 4.77% compared to 4.09% for the Barclays Capital 5-Year General Obligation Muni Index1 and 6.07% for average manager in the Lipper2 Intermediate Municipal Debt Funds universe.

Municipal bonds during the fiscal year generated positive results. Returns were the strongest in longer maturities, as the yield curve flattened along with Treasuries and in lower investment grade credit qualities.

The Breckinridge strategy outperformed the benchmark and underperformed the peer universe gross of fees for the fiscal year end. The firm maintains a diversified portfolio structure invested only in high-grade, intermediate-term municipal bonds.

[1]

The Barclays Capital 5-Year General Obligation Muni Index is an unmanaged index generally representative of investment grade fixed rate debt obligations issued by state and local government entities, with maturities of no more than six years.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Intermediate Term Municipal Bond II Portfolio from 7/13/10 to 6/30/16, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Barclays Capital 5 Year General Obligation Muni Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Intermediate Term Municipal Bond II Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.26%

HC Advisors Shares 0.51%1

[1]	Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2016, expense ratios can be found in the financial highlights.

Conclusion

The performance of the Portfolios for the fiscal year was consistent with our expectations. Importantly, we have deliberately reduced the market sensitivity of the some of the Portfolios to reflect our view of the reduced compensation for incremental risk. For the broader U.S. equity market, our current judgment is that the risk/reward relationship lies in the more expensive side of the historic range. Our decision to overweight companies with higher quality and/or dividend yield characteristics reflect a more conservative posture. As stock prices continue to rise in excess of the growth in long-term normalized earnings, we will reduce the Portfolios’ total risk, ceteris paribus. At the same time, we will be more inclined to exploit more narrow return opportunities, permit specialist managers more latitude with respect to their benchmarks and/or overweight more skill-based active strategies. These decisions are likely to increase the active or tracking risk of the Portfolios to standard market benchmarks.

We continue to seek to add new portfolios as appropriate to broaden the opportunity set of investment portfolios available to our clients for fulfilling their asset allocation and investment policy objectives. In the fiscal year, we added the Inflation Protected Securities Portfolio to allow clients cost effective, passive exposure to inflation-indexed securities. We also continue to maintain a comprehensive dual-track, investment management and compliance review and due diligence processes to identify, select, implement, monitor and manage the investment managers and investment strategies we employ within each Portfolio.

Finally, we are constantly seeking ways to improve our management of each Portfolio. To that end, over the period we continued to adjust our custom defined investment style portfolio strategies to express the most attractive return opportunities. For example, we altered the rule set for the Emerging Market Equity strategy managed by Mellon Capital to express a stronger value orientation. We continue to explore new strategies that exploit more differentiated opportunities among factor-based investment styles.

As ever, we appreciate your continued confidence and support.

HC Capital Solutions

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks — 72.84%
	Aerospace & Defense — 2.67%
44,009	B/E Aerospace, Inc.	$2,032
333	Huntington Ingalls Industries, Inc.	56
36,708	L-3 Communications Holdings, Inc.	5,384
7,389	Lockheed Martin Corp.	1,834
961	Spirit Aerosystems Holdings, Inc., Class – A (a)	41
1,911	Textron, Inc.	70
23,258	The Boeing Co.	3,021
30,904	United Technologies Corp.	3,169

		15,607

	Air Freight & Logistics — 0.43%
4,674	C.H. Robinson Worldwide, Inc.	347
19,902	United Parcel Service, Inc., Class – B	2,144

		2,491

	Airlines — 0.56%
1,198	Copa Holdings SA, Class – A	63
87,309	Delta Air Lines, Inc.	3,180
1,986	JetBlue Airways Corp. (a)	33
460	Spirit Airlines, Inc. (a)	21

		3,297

	Auto Components — 1.37%
62,823	Goodyear Tire & Rubber Co.	1,612
20,553	Johnson Controls, Inc.	910
22,591	Lear Corp.	2,299
89,872	Magna International, Inc., ADR	3,152
292	Visteon Corp.	19

		7,992

	Automobiles — 0.91%
158,004	Ford Motor Co.	1,986
93,347	General Motors Co.	2,642
15,536	Harley-Davidson, Inc.	704

		5,332

	Banks — 5.85%
6,016	Associated Banc-Corp.	103
588,419	Bank of America Corp.	7,808
1,387	Bank of Hawaii Corp.	95
3,853	BankUnited, Inc.	118
32,993	BB&T Corp.	1,175
968	BOK Financial Corp.	61
1,296	CIT Group, Inc.	41
8,806	Citigroup, Inc.	373
99,462	Citizens Financial Group, Inc.	1,987
1,377	Comerica, Inc.	57
627	Commerce Bancshares, Inc.	30
2,128	Cullen/Frost Bankers, Inc.	136
1,054	East West Bancorp, Inc.	36
31,132	Fifth Third Bancorp	548
10,494	First Niagara Financial Group, Inc.	102
49,903	JPMorgan Chase & Co.	3,101
49,351	KeyCorp	545
5,495	M&T Bank Corp.	650
4,631	PacWest Bancorp	184
9,641	People’s United Financial, Inc.	141
18,460	PNC Financial Services Group, Inc.	1,502

Shares	Security Description	Value (000)
	Banks (continued)
178,398	Regions Financial Corp.	$1,518
21,618	SunTrust Banks, Inc.	888
374	SVB Financial Group (a)	36
8,590	TCF Financial Corp.	109
58,376	U.S. BanCorp	2,354
220,406	Wells Fargo & Co.	10,433
1,468	Zions BanCorp.	37

		34,168

	Beverages — 0.95%
26,369	PepsiCo, Inc.	2,793
61,059	The Coca-Cola Co.	2,768

		5,561

	Biotechnology — 1.53%
45,352	AbbVie, Inc.	2,808
20,596	Amgen, Inc.	3,133
1,367	Biogen Idec, Inc. (a)	331
30,570	Gilead Sciences, Inc.	2,550
379	Intrexon Corp. (a)	9
1,255	Medivation, Inc. (a)	76
348	United Therapeutics Corp. (a)	37

		8,944

	Capital Markets — 1.58%
16,439	Ameriprise Financial, Inc.	1,477
1,681	Artisan Partners Asset Management, Inc., Class – A	47
3,969	BlackRock, Inc., Class – A	1,360
3,448	Eaton Vance Corp.	122
2,605	Federated Investors, Inc., Class – B	75
2,734	Franklin Resources, Inc.	91
2,197	Goldman Sachs Group, Inc.	326
47,245	Invesco Ltd.	1,206
7,237	Lazard Ltd., Class – A	216
4,764	Legg Mason, Inc.	140
4,955	LPL Financial Holdings, Inc.	112
10,975	Morgan Stanley	285
7,704	NorthStar Asset Management Group, Inc.	79
13,741	State Street Corp.	741
40,211	T. Rowe Price Group, Inc.	2,934
576	Waddell & Reed Financial, Inc., Class – A	10

		9,221

	Chemicals — 2.58%
6,527	Air Products & Chemicals, Inc.	927
1,845	Cabot Corp.	84
123,014	CF Industries Holdings, Inc.	2,965
21,155	E.I. du Pont de Nemours & Co.	1,371
9,417	Eastman Chemical Co.	639
5,934	Huntsman Corp.	80
331	Ingevity Corp. (a)	11
14,260	LyondellBasell Industries NV, Class – A	1,062
24,395	Praxair, Inc.	2,742
71,686	The Dow Chemical Co.	3,563
54,958	The Mosaic Co.	1,439
1,510	The Scotts Miracle-Gro Co.	106
306	Westlake Chemical Corp.	13

		15,002

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Commercial Services & Supplies — 0.28%
397	Clean Harbors, Inc. (a)	$21
802	Copart, Inc. (a)	39
3,675	Covanta Holding Corp.	60
4,383	KAR Auction Services, Inc.	183
7,645	Pitney Bowes, Inc.	136
6,164	R.R. Donnelley & Sons Co.	104
6,288	Republic Services, Inc., Class – A	323
11,791	Waste Management, Inc.	782

		1,648

	Communications Equipment — 0.69%
19,077	Brocade Communications Systems, Inc.	175
110,444	Cisco Systems, Inc.	3,169
3,613	Harris Corp.	301
6,096	Motorola Solutions, Inc.	402

		4,047

	Construction & Engineering — 0.02%
994	Fluor Corp.	49
886	Jacobs Engineering Group, Inc. (a)	44
1,070	Quanta Services, Inc. (a)	25
165	Valmont Industries, Inc.	22

		140

	Construction Materials — 0.00%
380	Eagle Materials, Inc., Class – A	29

	Consumer Finance — 2.63%
6,184	American Express Co.	376
97,117	Capital One Financial Corp.	6,167
36,349	Discover Financial Services	1,948
32,605	Navient Corp.	390
67,697	OneMain Holdings, Inc. (a)	1,545
620	Santander Consumer USA Holdings, Inc. (a)	6
3,017	SLM Corp. (a)	19
194,334	Synchrony Financial (a)	4,913

		15,364

	Containers & Packaging — 0.31%
2,669	Bemis Co., Inc.	137
12,417	International Paper Co.	526
3,988	Packaging Corp. of America	267
2,855	Sonoco Products Co.	142
18,852	WestRock Co.	733

		1,805

	Distributors — 0.08%
4,462	Genuine Parts Co.	452

	Diversified Consumer Services — 0.03%
12	Graham Holdings Co.	6
7,415	H&R Block, Inc.	170

		176

	Diversified Financial Services — 0.24%
2,706	Berkshire Hathaway, Inc., Class – B (a)	392
10,205	CME Group, Inc.	993
1,523	Voya Financial, Inc.	38

		1,423

Shares	Security Description	Value (000)
	Diversified Telecommunication Services — 2.19%
136,830	AT&T, Inc.	$5,912
20,479	CenturyLink, Inc.	594
34,855	Frontier Communications Corp.	172
1,897	Level 3 Communications, Inc. (a)	98
107,233	Verizon Communications, Inc.	5,988

		12,764

	Electric Utilities — 1.76%
42,278	American Electric Power, Inc.	2,964
3,289	Duke Energy Corp.	282
51,969	Edison International	4,037
824	Entergy Corp.	67
568	Eversource Energy	34
4,243	Exelon Corp.	154
2,038	FirstEnergy Corp.	71
455	Great Plains Energy, Inc.	14
2,173	NextEra Energy, Inc.	283
987	OGE Energy Corp.	32
752	PG&E Corp.	48
505	Pinnacle West Capital Corp.	41
52,122	PPL Corp.	1,968
4,475	The Southern Co.	240
233	Westar Energy, Inc.	13
856	Xcel Energy, Inc.	38

		10,286

	Electrical Equipment — 1.17%
75,968	Eaton Corp. PLC	4,538
29,449	Emerson Electric Co.	1,537
1,736	Hubbell, Inc.	183
5,029	Rockwell Automation, Inc.	577

		6,835

	Electronic Equipment, Instruments & Components — 0.49%
708	Arrow Electronics, Inc. (a)	44
1,003	Avnet, Inc.	41
44,089	Corning, Inc.	903
363	Dolby Laboratories, Inc., Class – A	17
59,532	Keysight Technologies, Inc. (a)	1,732
4,269	National Instruments Corp.	117

		2,854

	Energy Equipment & Services — 2.09%
3,118	Baker Hughes, Inc.	141
482	Diamond Offshore Drilling, Inc.	12
264	Dril-Quip, Inc. (a)	15
1,593	FMC Technologies, Inc. (a)	42
1,462	Franks International NV	21
6,210	Halliburton Co.	281
46,142	Helmerich & Payne, Inc.	3,099
10,849	Nabors Industries Ltd.	109
2,718	National Oilwell Varco, Inc.	91
15,887	Oceaneering International, Inc.	474
1,005	Patterson-UTI Energy, Inc.	21
860	Rowan Cos. PLC, Class – A	15
440	RPC, Inc.	7
99,043	Schlumberger Ltd.	7,832

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Energy Equipment & Services (continued)
1,008	Superior Energy Services, Inc.	$19
5,425	Weatherford International PLC (a)	30

		12,209

	Food & Staples Retailing — 0.95%
15,365	Sysco Corp.	780
37,082	The Kroger Co.	1,364
3,264	Walgreens Boots Alliance, Inc.	272
42,225	Wal-Mart Stores, Inc.	3,083
1,959	Whole Foods Market, Inc.	63

		5,562

	Food Products — 1.09%
27,059	Archer-Daniels-Midland Co.	1,160
6,898	Bunge Ltd.	408
11,946	Flowers Foods, Inc.	224
15,897	General Mills, Inc.	1,134
4,475	Hershey Co.	508
525	Ingredion, Inc.	68
6,658	Kellogg Co.	544
1,516	Mead Johnson Nutrition Co.	138
792	The Hain Celestial Group, Inc. (a)	39
22,520	The Kraft Heinz Co.	1,992
2,196	Tyson Foods, Inc., Class – A	147

		6,362

	Gas Utilities — 0.00%
198	AGL Resources, Inc.	13
516	Questar Corp.	13

		26

	Health Care Equipment & Supplies — 0.33%
43,473	Abbott Laboratories	1,709
1,933	St. Jude Medical, Inc.	151
669	Varian Medical Systems, Inc. (a)	55

		1,915

	Health Care Providers & Services — 1.92%
48,144	Aetna, Inc.	5,881
11,224	Anthem, Inc.	1,474
11,267	Cardinal Health, Inc.	879
12,137	CIGNA Corp.	1,553
291	LifePoint Hospitals, Inc. (a)	19
9,456	UnitedHealth Group, Inc.	1,335
615	Universal Health Services, Inc.	82

		11,223

	Hotels, Restaurants & Leisure — 0.87%
3,577	Brinker International, Inc.	163
13,665	Carnival Corp., Class – A	604
3,199	Darden Restaurants, Inc.	203
3,385	Dunkin’ Brands Group, Inc.	148
4,771	Extended Stay America, Inc.	71
115	Hyatt Hotels Corp., Class – A (a)	6
15,670	Las Vegas Sands Corp.	681
22,755	McDonald’s Corp.	2,737
1,981	Six Flags Entertainment Corp.	115
7,358	The Wendy’s Co.	71
4,155	Wyndham Worldwide Corp.	296

		5,095

Shares	Security Description	Value (000)
	Household Durables — 0.08%
2,215	D.R. Horton, Inc.	$70
3,139	Garmin Ltd.	133
608	Gopro, Inc., Class – A (a)	7
3,648	Leggett & Platt, Inc.	185
1,574	Tupperware Brands Corp.	89

		484

	Household Products — 0.91%
566	Church & Dwight Co., Inc.	58
3,201	Colgate-Palmolive Co.	234
10,652	Kimberly-Clark Corp.	1,464
107	Spectrum Brands Holdings, Inc.	13
4,019	The Clorox Co.	556
35,484	The Procter & Gamble Co.	3,005

		5,330

	Independent Power and Renewable Electricity Producers — 0.01%
1,122	Calpine Corp. (a)	17
886	NRG Energy, Inc., Class – C	13
3,415	The AES Corp.	42

		72

	Industrial Conglomerates — 0.97%
15,952	3M Co.	2,794
449	Carlisle Cos., Inc.	47
89,009	General Electric Co.	2,802

		5,643

	Insurance — 5.63%
15,962	Aflac, Inc.	1,152
120	Alleghany Corp. (a)	66
7,415	Allied World Assurance Co. Holdings AG	261
73,197	Allstate Corp.	5,120
155,623	American International Group, Inc.	8,231
3,055	AmTrust Financial Services, Inc.	75
5,243	Arthur J. Gallagher & Co.	250
445	Aspen Insurance Holdings Ltd.	21
2,551	Assurant, Inc.	220
4,202	AXIS Capital Holdings Ltd.	231
4,211	Cincinnati Financial Corp.	315
462	Endurance Specialty Holdings Ltd.	31
696	Erie Indemnity Co., Class – A	69
2,486	Everest Re Group Ltd.	454
38,587	First American Financial Corp.	1,552
112,272	FNF Group	4,210
325	Hanover Insurance Group, Inc.	28
3,119	Hartford Financial Services Group, Inc.	138
18,823	Lincoln National Corp.	730
2,344	Loews Corp.	96
869	Mercury General Corp.	46
71,384	MetLife, Inc.	2,843
6,938	Old Republic International Corp.	134
27,099	Principal Financial Group, Inc.	1,114
1,719	ProAssurance Corp.	92
40,691	Prudential Financial, Inc.	2,903
492	Reinsurance Group of America	48
340	RenaissanceRe Holdings Ltd.	40
17,553	The Progressive Corp.	588

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Insurance (continued)
11,145	The Travelers Cos., Inc.	$1,327
2,786	Validus Holdings Ltd.	135
10,996	XL Group PLC	366

		32,886

	Internet Software & Services — 0.05%
1,388	Akamai Technologies, Inc. (a)	78
9,078	eBay, Inc. (a)	212
850	Rackspace Hosting, Inc. (a)	18

		308

	IT Services — 1.50%
1,155	Amdocs Ltd.	67
13,574	Automatic Data Processing, Inc.	1,247
4,576	Cognizant Technology Solutions Corp. (a)	262
1,019	CSRA, Inc.	24
17,841	International Business Machines Corp.	2,708
2,000	Leidos Holdings, Inc.	96
8,454	Paychex, Inc.	503
20,779	Western Union Co.	399
287	WEX, Inc. (a)	25
359,812	Xerox Corp.	3,414

		8,745

	Leisure Products — 0.18%
3,046	Hasbro, Inc.	256
10,332	Mattel, Inc.	323
5,475	Polaris Industries, Inc.	448

		1,027

	Life Sciences Tools & Services — 0.05%
2,547	Agilent Technologies, Inc.	113
154	Bio-Rad Laboratories, Inc., Class – A (a)	22
281	Bio-Techne Corp.	32
835	Bruker Biosciences Corp.	19
650	Waters Corp. (a)	91

		277

	Machinery — 1.63%
504	AGCO Corp.	24
21,901	Caterpillar, Inc.	1,660
692	Colfax Corp. (a)	18
314	Crane Co.	18
24,986	Cummins, Inc.	2,810
13,285	Deere & Co.	1,077
5,930	Dover Corp.	411
907	Flowserve Corp.	41
377	Graco, Inc.	30
60,699	ITT, Inc.	1,941
675	Joy Global, Inc.	14
546	Kennametal, Inc.	12
501	Lincoln Electric Holdings, Inc.	30
528	Oshkosh Corp.	25
2,408	PACCAR, Inc.	125
942	Parker Hannifin Corp.	102
286	SPX FLOW, Inc. (a)	7
549	Terex Corp.	11
30,465	The Timken Co.	934

Shares	Security Description	Value (000)
	Machinery (continued)
9,932	Trinity Industries, Inc.	$184
677	Wabtec Corp.	48

		9,522

	Marine — 0.00%
344	Kirby Corp. (a)	21

	Media — 1.25%
3,168	Cinemark Holdings, Inc.	116
48,962	Comcast Corp., Class – A	3,191
812	Discovery Communications, Inc., Class – C (a)	19
653	Dish Network Corp. (a)	34
341	Gannett, Inc. Com	5
1,662	John Wiley & Sons, Inc., Class – A	87
1,167	News Corp., Class – A	13
7,841	Omnicom Group, Inc.	639
2,111	Regal Entertainment Group, Class – A^	47
275	Scripps Networks Interactive, Class – A	17
257	Starz (a)	8
7,518	TEGNA, Inc.	174
12,671	The Interpublic Group of Cos., Inc.	293
9,724	Thomson Reuters Corp.	393
2,302	Tribune Media Co.	90
3,567	Twenty-First Century Fox, Inc.	96
1,441	Twenty-First Century Fox, Inc.	39
48,365	Viacom, Inc., Class – B	2,006

		7,267

	Metals & Mining — 0.15%
1,376	Compass Minerals International, Inc.	102
3,831	Newmont Mining Corp.	150
11,303	Nucor Corp.	558
540	Reliance Steel & Aluminum Co.	42
1,738	Steel Dynamics, Inc.	43

		895

	Multiline Retail — 1.45%
138	Dillard’s, Inc., Class – A	8
45,844	Dollar General Corp.	4,309
10,641	Kohl’s Corp.	404
17,257	Macy’s, Inc.	580
9,338	Nordstrom, Inc.^	355
40,085	Target Corp.	2,799

		8,455

	Multi-Utilities — 0.52%
399	Alliant Energy Corp.	16
367	Ameren Corp.	20
817	CenterPoint Energy, Inc.	20
443	CMS Energy Corp.	20
1,411	Consolidated Edison, Inc.	114
1,144	Dominion Resources, Inc.	89
301	DTE Energy Co.	30
93,346	NiSource, Inc.	2,475
2,436	Public Service Enterprise Group, Inc.	113
645	SCANA Corp.	49
425	Sempra Energy	48
523	WEC Energy Group, Inc.	34

		3,028

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Oil, Gas & Consumable Fuels — 6.24%
465	Antero Resources Corp. (a)	$12
30,761	Chevron Corp.	3,225
8,604	ConocoPhillips	375
562	Continental Resources, Inc. (a)	25
112	CVR Energy, Inc.	2
48,924	Devon Energy Corp.	1,773
524	Energen Corp.	25
42,291	EOG Resources, Inc.	3,528
1,014	EQT Corp.	79
79,925	Exxon Mobil Corp.	7,493
629	Golar LNG Ltd.	10
713	Gulfport Energy Corp. (a)	22
63,725	Hess Corp.	3,830
6,641	HollyFrontier Corp.	158
61,529	Kinder Morgan, Inc.	1,152
1,058	Kosmos Energy Ltd. (a)	6
4,846	Marathon Oil Corp.	73
45,669	Marathon Petroleum Corp.	1,734
610	Memorial Resource Development Corp. (a)	10
52,369	Murphy Oil Corp.	1,663
2,909	Noble Energy, Inc.	104
24,329	Occidental Petroleum Corp.	1,838
7,263	ONEOK, Inc.	345
4,066	PBF Energy, Inc., Class – A	97
28,526	Phillips 66	2,263
1,134	QEP Resources, Inc.	20
1,102	Range Resources Corp.	48
476	Rice Energy, Inc. (a)	10
447	SM Energy Co.	12
2,564	Southwestern Energy Co. (a)	32
26,091	Spectra Energy Corp.	956
5,608	Targa Resources Corp.	236
307	Teekay Shipping Corp.	2
7,007	Tesoro Corp.	525
25,033	The Williams Cos., Inc.	541
81,178	Valero Energy Corp.	4,140
511	World Fuel Services Corp.	24

		36,388

	Paper & Forest Products — 0.05%
7,757	Domtar Corp.	272

	Personal Products — 0.04%
354	Coty, Inc., Class – A	9
269	Edgewell Personal Care Co. (a)	23
2,324	Nu Skin Enterprises, Inc., Class – A	108
926	The Estee Lauder Cos., Inc., Class – A	84

		224

	Pharmaceuticals — 3.02%
30,507	Eli Lilly & Co.	2,402
460	Jazz Pharmaceuticals PLC (a)	65
27,205	Johnson & Johnson	3,300
872	Mallinckrodt PLC (a)	53
54,974	Merck & Co., Inc.	3,167
1,116	Perrigo Co. PLC	101
242,116	Pfizer, Inc.	8,526

		17,614

Shares	Security Description	Value (000)
	Professional Services — 0.02%
460	IHS, Inc., Class – A (a)	$54
486	Manpowergroup, Inc.	31
896	Robert Half International, Inc.	34

		119

	Real Estate Investment Trusts — 1.66%
1,061	Alexandria Real Estate Equities, Inc.	110
1,558	American Campus Communities, Inc.	82
979	American Capital Agency Corp.	19
501	American Homes 4 Rent, Class – A	10
12,242	Annaly Capital Management, Inc.	136
2,265	Apartment Investment & Management Co., Class – A	100
2,494	Apple Hospitality REIT, Inc.	47
1,997	AvalonBay Communities, Inc.	359
430	Boston Properties, Inc.	57
2,209	Brandywine Realty Trust	37
2,148	Brixmor Property Group, Inc.	57
1,182	Camden Property Trust	105
229	Care Capital Properties, Inc.	6
525	CBL & Associates Properties, Inc.	5
520	Chimera Investment Corp.	8
1,935	Columbia Property Trust, Inc.	41
1,188	Corporate Office Properties Trust	35
1,695	Corrections Corp. of America	59
3,790	Crown Castle International Corp.	383
2,199	CubeSmart	68
801	CyrusOne, Inc.	45
1,011	DCT Industrial Trust, Inc.	49
3,641	DDR Corp.	66
1,462	Digital Realty Trust, Inc.	159
1,423	Douglas Emmett, Inc.	51
4,090	Duke Realty Corp.	109
745	EPR Properties	60
246	Equity Lifestyle Properties, Inc.	20
1,028	Equity One, Inc.	33
5,009	Equity Residential	344
950	Essex Property Trust, Inc.	217
1,534	Extra Space Storage, Inc.	142
727	Federal Realty Investment Trust	120
611	Forest City Realty Trust, Inc., Class – A	14
2,105	Gaming & Leisure Properties, Inc.	73
8,405	General Growth Properties, Inc.	251
7,535	HCP, Inc.	267
1,488	Healthcare Trust of America, Inc., Class – A	48
1,075	Highwoods Properties, Inc.	57
2,003	Hospitality Properties Trust	58
10,707	Host Hotels & Resorts, Inc.	174
2,927	Iron Mountain, Inc.	117
1,205	Kilroy Realty Corp.	80
4,960	Kimco Realty Corp.	156
1,139	Lamar Advertising Co., Class – A	76
1,777	Liberty Property Trust	71
5,138	MFA Financial, Inc.	37
917	Mid-America Apartment Communities, Inc.	98
1,790	National Retail Properties, Inc.	93

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Real Estate Investment Trusts (continued)
168	NorthStar Realty Europe Corp.	$2
495	NorthStar Realty Finance Corp.	6
3,145	OMEGA Healthcare Investors, Inc.	107
1,848	Outfront Media, Inc.	45
2,605	Paramount Group, Inc.	42
2,013	Piedmont Office Realty Trust, Inc., Class – A	43
807	Post Properties, Inc.	49
6,681	Prologis, Inc.	328
1,655	Public Storage	422
1,646	Rayonier, Inc.	43
3,252	Realty Income Corp.	226
887	Regency Centers Corp.	74
3,104	Retail Properties of America, Inc., Class – A	52
3,100	Senior Housing Properties Trust	65
4,212	Simon Property Group, Inc.	913
1,478	SL Green Realty Corp.	157
537	Sovran Self Storage, Inc.	56
5,966	Spirit Realty Capital, Inc.	76
3,226	Starwood Property Trust, Inc.	67
1,697	Store Capital Corp.	50
702	Sun Communities, Inc.	54
1,422	Tanger Factory Outlet Centers, Inc.	57
894	Taubman Centers, Inc.	66
2,071	The Macerich Co.	177
5,110	Two Harbors Investment Corp.	44
3,777	UDR, Inc.	139
4,254	Ventas, Inc.	310
12,678	VEREIT, Inc.	129
2,142	Vornado Realty Trust	214
1,547	Weingarten Realty Investors	63
4,812	Welltower, Inc.	366
11,197	Weyerhaeuser Co.	333
1,335	WP Carey, Inc.	93
570	WP GLIMCHER, Inc.	6

		9,683

	Real Estate Management & Development — 0.01%
793	CBRE Group, Inc., Class – A (a)	21
112	Howard Hughes Corp. (a)	13
125	Jones Lang LaSalle, Inc.	12
412	Realogy Holdings Corp. (a)	12

		58

	Road & Rail — 0.80%
37,924	CSX Corp.	989
343	Genesee & Wyoming, Inc., Class – A (a)	20
272	Landstar System, Inc.	19
9,946	Norfolk Southern Corp.	847
2,156	Ryder System, Inc.	132
30,624	Union Pacific Corp.	2,671

		4,678

	Semiconductors & Semiconductor Equipment — 3.09%
10,148	Analog Devices, Inc.	575
118,539	Applied Materials, Inc.	2,841
718	Cree, Inc. (a)	18

Shares	Security Description	Value (000)
	Semiconductors & Semiconductor Equipment (continued)
10,270	Cypress Semiconductor Corp.	$108
510	First Solar, Inc. (a)	25
226,558	Intel Corp.	7,431
4,985	KLA-Tencor Corp.	365
1,113	Lam Research Corp.	94
7,316	Linear Technology Corp.	340
12,522	Marvell Technology Group Ltd.	119
8,245	Maxim Integrated Products, Inc.	294
5,854	Microchip Technology, Inc.	297
7,831	Micron Technology, Inc. (a)	108
2,969	ON Semiconductor Corp. (a)	26
1,007	Qorvo, Inc. (a)	56
50,666	Qualcomm, Inc.	2,714
1,482	Teradyne, Inc.	29
35,020	Texas Instruments, Inc.	2,194
8,497	Xilinx, Inc.	392

		18,026

	Software — 2.02%
11,864	CA, Inc.	389
2,275	Cadence Design Systems, Inc. (a)	55
96,684	Microsoft Corp.	4,948
153,343	Oracle Corp.	6,277
1,151	Synopsys, Inc. (a)	62
620	VMware, Inc., Class – A (a)	35

		11,766

	Specialty Retail — 0.54%
408	Aaron’s, Inc.	9
1,115	Bed Bath & Beyond, Inc.	48
11,996	Best Buy Co., Inc.	367
576	Dick’s Sporting Goods, Inc.	26
5,440	GameStop Corp., Class – A	145
14,508	Gap, Inc.	308
7,273	L Brands, Inc.	488
255,155	Office Depot, Inc. (a)	845
3,094	Penske Automotive Group, Inc.	97
31,003	Staples, Inc.	267
4,346	Tiffany & Co.	264
556	Urban Outfitters, Inc. (a)	15
4,740	Williams-Sonoma, Inc.	247

		3,126

	Technology Hardware, Storage & Peripherals — 2.30%
32,255	Apple, Inc.	3,084
186,089	Hewlett Packard Enterprise Co.	3,400
359,583	HP, Inc.	4,512
1,721	Lexmark International, Inc., Class – A	65
43,688	NCR Corp. (a)	1,213
19,640	NetApp, Inc.	483
14,619	Western Digital Corp.	691

		13,448

	Textiles, Apparel & Luxury Goods — 0.09%
8,406	Coach, Inc.	343
301	Fossil Group, Inc. (a)	9
1,256	Michael Kors Holdings Ltd. (a)	62
566	PVH Corp.	53

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares or Principal Amount (000)	Security Description	Value (000)
	Common Stocks (continued)
	Textiles, Apparel & Luxury Goods (continued)
406	Ralph Lauren Corp.	$36

		503

	Thrifts & Mortgage Finance — 0.04%
16,047	New York Community Bancorp, Inc.	241

	Tobacco — 2.03%
115,083	Altria Group, Inc.	7,936
27,115	Philip Morris International, Inc.	2,758
21,892	Reynolds American, Inc.	1,181

		11,875

	Trading Companies & Distributors — 0.14%
693	Air Lease Corp.	19
9,114	Fastenal Co.	404
300	GATX Corp.	13
2,582	MSC Industrial Direct Co., Inc., Class – A	182
732	NOW, Inc. (a)	13
1,165	Watsco, Inc.	164
307	WESCO International, Inc. (a)	16

		811

	Transportation Infrastructure — 0.09%
7,161	Macquarie Infrastructure Corp.	530

	Wireless Telecommunication Services — 0.71%
600	Telephone & Data Systems, Inc.	18
95,127	T-Mobile US, Inc. (a)	4,116

		4,134

	Total Common Stocks	425,286

	Contingent Rights — 0.00%
	Food & Staples Retailing — 0.00%
11,130	Safeway, Inc. (PDC)* (a)	1
11,130	Safeway, Inc. (Casa Ley)* (a)	11

		12

	Total Contingent Rights	12

	Time Deposit — 0.26%
$1,506	State Street Liquidity Management Control System Eurodollar Time Deposit, 0.01%, 7/1/16	1,506

	Total Time Deposit	1,506

	Exchange-Traded Funds — 2.52%
390,900	Financial Select Sector SPDR Fund	8,924
189,920	SPDR S&P Bank ETF	5,789

	Total Exchange-Traded Funds	14,713

	Mutual Funds — 22.93%
595,819	Dreyfus Treasury Prime Cash Management Fund, 0.16% (b)	596
231,808	Federated Treasury Obligations Fund, Institutional Shares, 0.25%^^ (b)	232
104,460,805	SSgA Treasury Money Market Fund, 0.09% (b)	104,461
28,611,115	SSgA U.S. Treasury Money Market Fund, 0.10% (b)	28,611

	Total Mutual Funds	133,900

Principal Amount (000)	Security Description	Value (000)
	Repurchase Agreement — 0.03%
$163	Jefferies LLC, 0.55%, 7/1/16 (Purchased on 6/30/16, proceeds at maturity $162,562 collateralized by U.S. Treasury Obligations, 0.27% – 2.24%, 8/15/16 – 11/15/45 fair value $165,811)^^	$163

	Total Repurchase Agreement	163

	Total Investments (cost $513,606) — 98.58%	575,580
	Other assets in excess of liabilities — 1.42%	8,284

	Net Assets — 100.00%	$583,864

*	Security was fair valued on June 30, 2016 and represents a Level 2 security. Refer to Note 2 in the Notes to Financial Statements.

^	All or part of this security was on loan as of June 30, 2016. The total value of securities on loan as of June 30, 2016, was $394 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2016.

(a)	Represents non-income producing security.

(b)	The rate disclosed is the rate in effect on June 30, 2016.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

REIT — Real Estate Investment Trust

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2016

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager.

The Value Equity Portfolio	Alliance Bernstein L.P.	Cadence Capital Management, LLC	Parametric Portfolio Associates, LLC	HC Capital Solutions	Total
Common Stocks	29.85%	42.99%	—	—	72.84%
Contingent Rights	—	0.00%	—	—	0.00%
Time Deposit	0.26%	—	—	—	0.26%
Exchange-Traded Funds	—	—	2.52%	—	2.52%
Mutual Funds	—	0.16%	17.94%	4.83%	22.93%
Repurchase Agreement	—	0.03%	—	—	0.03%
Other Assets (Liabilities)	0.05%	—	1.37%	—	1.42%

Total Net Assets	30.16%	43.18%	21.83%	4.83%	100.00%

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2016.

Long Futures

Number of Contracts	Futures Contracts Positions^	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
771	E-Mini S&P 500 Future	$80,577	9/16/16	$750
160	E-Mini S&P Midcap 400 Future	23,888	9/16/16	247
263	Russell 2000 Mini Index Future	30,177	9/16/16	(299)

	Net Unrealized Appreciation/(Depreciation)			$698

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Value Equity Portfolio

Portfolio of Investments — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks — 67.44%
	Aerospace & Defense — 2.45%
67,081	B/E Aerospace, Inc.	$3,097
483	Huntington Ingalls Industries, Inc.	81
51,341	L-3 Communications Holdings, Inc.	7,532
10,596	Lockheed Martin Corp.	2,630
1,392	Spirit Aerosystems Holdings, Inc., Class – A (a)	60
2,767	Textron, Inc.	101
33,387	The Boeing Co.	4,336
44,371	United Technologies Corp.	4,550

		22,387

	Air Freight & Logistics — 0.39%
6,702	C.H. Robinson Worldwide, Inc.	498
28,539	United Parcel Service, Inc., Class – B	3,074

		3,572

	Airlines — 0.50%
1,720	Copa Holdings SA, Class – A	90
120,833	Delta Air Lines, Inc.	4,401
2,877	JetBlue Airways Corp. (a)	48
666	Spirit Airlines, Inc. (a)	30

		4,569

	Auto Components — 1.32%
92,697	Goodyear Tire & Rubber Co.	2,379
29,473	Johnson Controls, Inc.	1,304
33,347	Lear Corp.	3,393
138,975	Magna International, Inc., ADR	4,873
423	Visteon Corp.	28

		11,977

	Automobiles — 0.84%
226,976	Ford Motor Co.	2,853
133,860	General Motors Co.	3,789
22,278	Harley-Davidson, Inc.	1,009

		7,651

	Banks — 5.45%
8,642	Associated Banc-Corp.	148
867,748	Bank of America Corp.	11,515
1,994	Bank of Hawaii Corp.	137
5,536	BankUnited, Inc.	170
47,399	BB&T Corp.	1,688
1,391	BOK Financial Corp.	87
1,877	CIT Group, Inc.	60
12,750	Citigroup, Inc.	540
146,778	Citizens Financial Group, Inc.	2,933
1,994	Comerica, Inc.	82
908	Commerce Bancshares, Inc.	43
3,057	Cullen/Frost Bankers, Inc.	195
1,527	East West Bancorp, Inc.	52
44,733	Fifth Third Bancorp	787
15,049	First Niagara Financial Group, Inc.	147
71,647	JPMorgan Chase & Co.	4,452
70,864	KeyCorp	783
7,896	M&T Bank Corp.	934
6,653	PacWest Bancorp	265
13,826	People’s United Financial, Inc.	203
26,525	PNC Financial Services Group, Inc.	2,159

Shares	Security Description	Value (000)
	Banks (continued)
256,078	Regions Financial Corp.	$2,179
31,052	SunTrust Banks, Inc.	1,276
542	SVB Financial Group (a)	52
12,335	TCF Financial Corp.	156
83,836	U.S. BanCorp	3,381
323,381	Wells Fargo & Co.	15,305
2,125	Zions BanCorp.	53

		49,782

	Beverages — 0.87%
37,814	PepsiCo, Inc.	4,006
87,558	The Coca-Cola Co.	3,969

		7,975

	Biotechnology — 1.41%
65,035	AbbVie, Inc.	4,026
29,567	Amgen, Inc.	4,498
1,988	Biogen Idec, Inc. (a)	481
44,248	Gilead Sciences, Inc.	3,691
549	Intrexon Corp. (a)	14
1,817	Medivation, Inc. (a)	110
503	United Therapeutics Corp. (a)	53

		12,873

	Capital Markets — 1.46%
23,573	Ameriprise Financial, Inc.	2,118
2,411	Artisan Partners Asset Management, Inc., Class – A	67
5,691	BlackRock, Inc., Class – A	1,949
4,945	Eaton Vance Corp.	175
3,736	Federated Investors, Inc., Class – B	108
3,960	Franklin Resources, Inc.	132
3,184	Goldman Sachs Group, Inc.	473
67,750	Invesco Ltd.	1,731
10,391	Lazard Ltd., Class – A	309
6,831	Legg Mason, Inc.	201
7,105	LPL Financial Holdings, Inc.	160
15,890	Morgan Stanley	413
11,048	NorthStar Asset Management Group, Inc.	113
19,705	State Street Corp.	1,062
57,688	T. Rowe Price Group, Inc.	4,210
835	Waddell & Reed Financial, Inc., Class – A	14

		13,235

	Chemicals — 2.35%
9,360	Air Products & Chemicals, Inc.	1,329
2,646	Cabot Corp.	121
180,961	CF Industries Holdings, Inc.	4,361
30,337	E.I. du Pont de Nemours & Co.	1,966
13,519	Eastman Chemical Co.	918
8,510	Huntsman Corp.	114
479	Ingevity Corp. (a)	16
20,486	LyondellBasell Industries NV, Class – A	1,524
34,982	Praxair, Inc.	3,932
98,486	The Dow Chemical Co.	4,897
78,848	The Mosaic Co.	2,064
2,166	The Scotts Miracle-Gro Co.	151
444	Westlake Chemical Corp.	19

		21,412

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Commercial Services & Supplies — 0.26%
575	Clean Harbors, Inc. (a)	$30
1,162	Copart, Inc. (a)	57
5,270	Covanta Holding Corp.	87
6,286	KAR Auction Services, Inc.	262
10,983	Pitney Bowes, Inc.	195
8,840	R.R. Donnelley & Sons Co.	150
9,017	Republic Services, Inc., Class – A	463
16,909	Waste Management, Inc.	1,120

		2,364

	Communications Equipment — 0.64%
27,401	Brocade Communications Systems, Inc.	252
158,584	Cisco Systems, Inc.	4,549
5,182	Harris Corp.	432
8,741	Motorola Solutions, Inc.	577

		5,810

	Construction & Engineering — 0.02%
1,440	Fluor Corp.	71
1,283	Jacobs Engineering Group, Inc. (a)	64
1,550	Quanta Services, Inc. (a)	36
239	Valmont Industries, Inc.	32

		203

	Construction Materials — 0.00%
550	Eagle Materials, Inc., Class – A	42

	Consumer Finance — 2.45%
8,953	American Express Co.	544
140,237	Capital One Financial Corp.	8,907
53,562	Discover Financial Services	2,870
46,790	Navient Corp.	559
94,857	OneMain Holdings, Inc. (a)	2,165
898	Santander Consumer USA Holdings, Inc. (a)	9
4,370	SLM Corp. (a)	27
288,973	Synchrony Financial (a)	7,305

		22,386

	Containers & Packaging — 0.28%
3,827	Bemis Co., Inc.	197
17,806	International Paper Co.	755
5,731	Packaging Corp. of America	384
4,093	Sonoco Products Co.	203
27,059	WestRock Co.	1,051

		2,590

	Distributors — 0.07%
6,399	Genuine Parts Co.	648

	Diversified Consumer Services — 0.03%
17	Graham Holdings Co.	8
10,633	H&R Block, Inc.	245

		253

	Diversified Financial Services — 0.22%
3,917	Berkshire Hathaway, Inc., Class – B (a)	567
14,634	CME Group, Inc.	1,425
2,206	Voya Financial, Inc.	55

		2,047

Shares	Security Description	Value (000)
	Diversified Telecommunication Services — 2.06%
239,822	AT&T, Inc.	$10,362
29,422	CenturyLink, Inc.	854
49,982	Frontier Communications Corp.	247
2,746	Level 3 Communications, Inc. (a)	141
128,437	Verizon Communications, Inc.	7,172

		18,776

	Electric Utilities — 1.64%
62,350	American Electric Power, Inc.	4,370
4,747	Duke Energy Corp.	407
74,271	Edison International	5,768
1,189	Entergy Corp.	97
814	Eversource Energy	49
6,125	Exelon Corp.	223
2,940	FirstEnergy Corp.	103
659	Great Plains Energy, Inc.	20
3,136	NextEra Energy, Inc.	409
1,424	OGE Energy Corp.	47
1,078	PG&E Corp.	69
728	Pinnacle West Capital Corp.	59
77,332	PPL Corp.	2,919
6,458	The Southern Co.	346
335	Westar Energy, Inc.	19
1,228	Xcel Energy, Inc.	55

		14,960

	Electrical Equipment — 1.11%
115,506	Eaton Corp. PLC	6,900
42,295	Emerson Electric Co.	2,205
2,490	Hubbell, Inc.	263
7,225	Rockwell Automation, Inc.	830

		10,198

	Electronic Equipment, Instruments & Components — 0.46%
1,026	Arrow Electronics, Inc. (a)	64
1,452	Avnet, Inc.	59
62,912	Corning, Inc.	1,288
526	Dolby Laboratories, Inc., Class – A	25
87,830	Keysight Technologies, Inc. (a)	2,555
6,122	National Instruments Corp.	168

		4,159

	Energy Equipment & Services — 1.95%
4,515	Baker Hughes, Inc.	204
698	Diamond Offshore Drilling, Inc.	17
382	Dril-Quip, Inc.(a)	22
2,308	FMC Technologies, Inc. (a)	62
2,117	Franks International NV	31
8,991	Halliburton Co.	407
67,968	Helmerich & Payne, Inc.	4,562
15,589	Nabors Industries Ltd.	157
3,937	National Oilwell Varco, Inc.	132
22,791	Oceaneering International, Inc.	681
1,456	Patterson-UTI Energy, Inc.	31
1,245	Rowan Cos. PLC, Class – A	22
638	RPC, Inc.	10
145,665	Schlumberger Ltd.	11,519
1,461	Superior Energy Services, Inc.	27

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Energy Equipment & Services (continued)
7,856	Weatherford International PLC (a)	$44

		17,928

	Food & Staples Retailing — 0.88%
22,033	Sysco Corp.	1,118
54,705	The Kroger Co.	2,013
4,727	Walgreens Boots Alliance, Inc.	394
60,607	Wal-Mart Stores, Inc.	4,425
2,837	Whole Foods Market, Inc.	91

		8,041

	Food Products — 1.00%
38,869	Archer-Daniels-Midland Co.	1,667
9,891	Bunge Ltd.	585
17,149	Flowers Foods, Inc.	322
22,797	General Mills, Inc.	1,626
6,418	Hershey Co.	728
761	Ingredion, Inc.	98
9,547	Kellogg Co.	780
2,197	Mead Johnson Nutrition Co.	199
1,148	The Hain Celestial Group, Inc. (a)	57
32,354	The Kraft Heinz Co.	2,864
3,181	Tyson Foods, Inc., Class – A	212

		9,138

	Gas Utilities — 0.00%
284	AGL Resources, Inc.	19
747	Questar Corp.	19

		38

	Health Care Equipment & Supplies — 0.30%
62,340	Abbott Laboratories	2,451
2,801	St. Jude Medical, Inc.	218
969	Varian Medical Systems, Inc. (a)	80

		2,749

	Health Care Providers & Services — 1.81%
71,038	Aetna, Inc.	8,676
16,516	Anthem, Inc.	2,169
16,156	Cardinal Health, Inc.	1,260
17,864	CIGNA Corp.	2,286
421	LifePoint Hospitals, Inc. (a)	28
13,864	UnitedHealth Group, Inc.	1,958
891	Universal Health Services, Inc.	119

		16,496

	Hotels, Restaurants & Leisure — 0.80%
5,129	Brinker International, Inc.	234
19,618	Carnival Corp., Class – A	867
4,588	Darden Restaurants, Inc.	291
4,853	Dunkin’ Brands Group, Inc.	212
6,841	Extended Stay America, Inc.	102
167	Hyatt Hotels Corp., Class – A (a)	8
22,489	Las Vegas Sands Corp.	978
32,630	McDonald’s Corp.	3,926
2,840	Six Flags Entertainment Corp.	165
10,551	The Wendy’s Co.	102
5,958	Wyndham Worldwide Corp.	424

		7,309

Shares	Security Description	Value (000)
	Household Durables — 0.08%
3,209	D.R. Horton, Inc.	$101
4,502	Garmin Ltd.	191
881	Gopro, Inc., Class – A (a)	10
5,232	Leggett & Platt, Inc.	267
2,257	Tupperware Brands Corp.	127

		696

	Household Products — 0.84%
819	Church & Dwight Co., Inc.	84
4,638	Colgate-Palmolive Co.	340
15,275	Kimberly-Clark Corp.	2,100
155	Spectrum Brands Holdings, Inc.	18
5,771	The Clorox Co.	799
50,920	The Procter & Gamble Co.	4,311

		7,652

	Independent Power and Renewable Electricity Producers — 0.01%
1,624	Calpine Corp. (a)	24
1,283	NRG Energy, Inc., Class – C	19
4,926	The AES Corp.	62

		105

	Industrial Conglomerates — 0.89%
22,876	3M Co.	4,006
651	Carlisle Cos., Inc.	69
127,640	General Electric Co.	4,018

		8,093

	Insurance — 5.20%
22,937	Aflac, Inc.	1,655
173	Alleghany Corp. (a)	95
10,644	Allied World Assurance Co. Holdings AG	374
107,963	Allstate Corp.	7,552
227,583	American International Group, Inc.	12,038
4,380	AmTrust Financial Services, Inc.	107
7,518	Arthur J. Gallagher & Co.	358
644	Aspen Insurance Holdings Ltd.	30
3,658	Assurant, Inc.	316
6,036	AXIS Capital Holdings Ltd.	332
6,039	Cincinnati Financial Corp.	452
669	Endurance Specialty Holdings Ltd.	45
998	Erie Indemnity Co., Class – A	99
3,569	Everest Re Group Ltd.	651
57,156	First American Financial Corp.	2,299
154,073	FNF Group	5,778
471	Hanover Insurance Group, Inc.	40
4,519	Hartford Financial Services Group, Inc.	201
27,020	Lincoln National Corp.	1,048
3,395	Loews Corp.	140
1,246	Mercury General Corp.	66
102,470	MetLife, Inc.	4,081
9,950	Old Republic International Corp.	192
38,931	Principal Financial Group, Inc.	1,600
2,465	ProAssurance Corp.	132
58,402	Prudential Financial, Inc.	4,166
712	Reinsurance Group of America	69
493	RenaissanceRe Holdings Ltd.	58

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Insurance (continued)
25,171	The Progressive Corp.	$843
15,982	The Travelers Cos., Inc.	1,902
4,005	Validus Holdings Ltd.	195
15,801	XL Group PLC	526

		47,440

	Internet Software & Services — 0.05%
2,010	Akamai Technologies, Inc. (a)	112
13,151	eBay, Inc. (a)	308
1,231	Rackspace Hosting, Inc. (a)	26

		446

	IT Services — 1.34%
1,673	Amdocs Ltd.	97
19,465	Automatic Data Processing, Inc.	1,788
6,629	Cognizant Technology Solutions Corp. (a)	379
1,475	CSRA, Inc.	35
25,584	International Business Machines Corp.	3,883
2,868	Leidos Holdings, Inc.	137
12,123	Paychex, Inc.	721
29,851	Western Union Co.	573
415	WEX, Inc. (a)	37
486,831	Xerox Corp.	4,620

		12,270

	Leisure Products — 0.16%
4,368	Hasbro, Inc.	367
14,817	Mattel, Inc.	464
7,859	Polaris Industries, Inc.	642

		1,473

	Life Sciences Tools & Services — 0.04%
3,689	Agilent Technologies, Inc.	164
223	Bio-Rad Laboratories, Inc., Class – A (a)	32
406	Bio-Techne Corp.	46
1,209	Bruker Biosciences Corp.	27
949	Waters Corp. (a)	133

		402

	Machinery — 1.51%
731	AGCO Corp.	34
31,465	Caterpillar, Inc.	2,385
1,002	Colfax Corp. (a)	27
455	Crane Co.	26
35,849	Cummins, Inc.	4,030
19,086	Deere & Co.	1,547
8,520	Dover Corp.	591
1,313	Flowserve Corp.	59
545	Graco, Inc.	43
89,546	ITT, Inc.	2,864
977	Joy Global, Inc.	21
791	Kennametal, Inc.	17
725	Lincoln Electric Holdings, Inc.	43
765	Oshkosh Corp.	36
3,488	PACCAR, Inc.	181
1,364	Parker Hannifin Corp.	147
414	SPX FLOW, Inc. (a)	11
793	Terex Corp.	16

Shares	Security Description	Value (000)
	Machinery (continued)
43,694	The Timken Co.	$1,340
14,259	Trinity Industries, Inc.	265
980	Wabtec Corp.	69

		13,752

	Marine — 0.00%
499	Kirby Corp. (a)	31

	Media — 1.18%
4,543	Cinemark Holdings, Inc.	166
76,178	Comcast Corp., Class – A	4,965
1,175	Discovery Communications, Inc., Class – C (a)	28
946	Dish Network Corp. (a)	50
493	Gannett, Inc. Com	7
2,385	John Wiley & Sons, Inc., Class – A	124
1,690	News Corp., Class – A	19
11,245	Omnicom Group, Inc.	916
3,028	Regal Entertainment Group, Class – A^	67
398	Scripps Networks Interactive, Class – A	25
373	Starz (a)	11
10,780	TEGNA, Inc.	250
18,170	The Interpublic Group of Cos., Inc.	420
13,944	Thomson Reuters Corp.	564
3,300	Tribune Media Co.	129
5,164	Twenty-First Century Fox, Inc.	140
2,088	Twenty-First Century Fox, Inc.	57
69,356	Viacom, Inc., Class – B	2,876

		10,814

	Metals & Mining — 0.14%
1,977	Compass Minerals International, Inc.	147
5,549	Newmont Mining Corp.	217
16,242	Nucor Corp.	802
783	Reliance Steel & Aluminum Co.	60
2,518	Steel Dynamics, Inc.	62

		1,288

	Multiline Retail — 1.35%
199	Dillard’s, Inc., Class – A	12
67,670	Dollar General Corp.	6,361
15,277	Kohl’s Corp.	579
24,747	Macy’s, Inc.	832
13,391	Nordstrom, Inc.^	510
57,482	Target Corp.	4,013

		12,307

	Multi-Utilities — 0.49%
573	Alliant Energy Corp.	23
527	Ameren Corp.	28
1,172	CenterPoint Energy, Inc.	28
635	CMS Energy Corp.	29
2,035	Consolidated Edison, Inc.	164
1,641	Dominion Resources, Inc.	128
431	DTE Energy Co.	43
137,570	NiSource, Inc.	3,648
3,514	Public Service Enterprise Group, Inc.	164
930	SCANA Corp.	70
610	Sempra Energy	70
750	WEC Energy Group, Inc.	49

		4,444

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Oil, Gas & Consumable Fuels — 5.75%
674	Antero Resources Corp.(a)	$18
43,950	Chevron Corp.	4,607
12,457	ConocoPhillips	543
813	Continental Resources, Inc. (a)	37
162	CVR Energy, Inc.	3
72,207	Devon Energy Corp.	2,618
760	Energen Corp.	37
63,378	EOG Resources, Inc.	5,287
1,468	EQT Corp.	114
116,524	Exxon Mobil Corp.	10,924
912	Golar LNG Ltd.	14
1,032	Gulfport Energy Corp. (a)	32
91,534	Hess Corp.	5,501
9,541	HollyFrontier Corp.	227
88,411	Kinder Morgan, Inc.	1,655
1,532	Kosmos Energy Ltd. (a)	8
7,018	Marathon Oil Corp.	105
65,545	Marathon Petroleum Corp.	2,488
884	Memorial Resource Development Corp. (a)	14
75,114	Murphy Oil Corp.	2,385
4,214	Noble Energy, Inc.	151
34,888	Occidental Petroleum Corp.	2,636
10,416	ONEOK, Inc.	494
5,830	PBF Energy, Inc., Class – A	139
40,963	Phillips 66	3,250
1,643	QEP Resources, Inc.	29
1,596	Range Resources Corp.	69
690	Rice Energy, Inc.(a)	15
647	SM Energy Co.	17
3,713	Southwestern Energy Co. (a)	47
37,485	Spectra Energy Corp.	1,373
8,046	Targa Resources Corp.	339
444	Teekay Shipping Corp.	3
10,062	Tesoro Corp.	754
35,897	The Williams Cos., Inc.	776
115,630	Valero Energy Corp.	5,897
739	World Fuel Services Corp.	35

		52,641

	Paper & Forest Products — 0.04%
11,130	Domtar Corp.	390

	Personal Products — 0.04%
513	Coty, Inc., Class – A	13
390	Edgewell Personal Care Co. (a)	33
3,335	Nu Skin Enterprises, Inc., Class – A	154
1,341	The Estee Lauder Cos., Inc., Class – A	122

		322

	Pharmaceuticals — 2.79%
43,747	Eli Lilly & Co.	3,445
667	Jazz Pharmaceuticals PLC (a)	94
39,064	Johnson & Johnson	4,738
1,263	Mallinckrodt PLC (a)	77
78,928	Merck & Co., Inc.	4,547
1,617	Perrigo Co. PLC	147

Shares	Security Description	Value (000)
	Pharmaceuticals (continued)
353,055	Pfizer, Inc.	$12,431

		25,479

	Professional Services — 0.02%
671	IHS, Inc., Class – A (a)	77
704	Manpowergroup, Inc.	45
1,298	Robert Half International, Inc.	50

		172

	Real Estate Investment Trusts — 1.52%
1,524	Alexandria Real Estate Equities, Inc.	158
2,239	American Campus Communities, Inc.	118
1,418	American Capital Agency Corp.	28
726	American Homes 4 Rent, Class – A	15
17,592	Annaly Capital Management, Inc.	195
3,255	Apartment Investment & Management Co., Class – A	144
3,584	Apple Hospitality REIT, Inc.	67
2,869	AvalonBay Communities, Inc.	518
622	Boston Properties, Inc.	82
3,270	Brandywine Realty Trust	55
3,080	Brixmor Property Group, Inc.	81
1,699	Camden Property Trust	150
332	Care Capital Properties, Inc.	9
761	CBL & Associates Properties, Inc.	7
753	Chimera Investment Corp.	12
2,781	Columbia Property Trust, Inc.	60
1,709	Corporate Office Properties Trust	51
2,434	Corrections Corp. of America	85
5,435	Crown Castle International Corp.	551
3,154	CubeSmart	97
1,149	CyrusOne, Inc.	64
1,450	DCT Industrial Trust, Inc.	70
5,221	DDR Corp.	95
2,097	Digital Realty Trust, Inc.	229
2,041	Douglas Emmett, Inc.	72
5,879	Duke Realty Corp.	157
1,069	EPR Properties	86
356	Equity Lifestyle Properties, Inc.	28
1,475	Equity One, Inc.	47
7,198	Equity Residential	496
1,365	Essex Property Trust, Inc.	311
2,200	Extra Space Storage, Inc.	204
1,043	Federal Realty Investment Trust	173
885	Forest City Realty Trust, Inc., Class – A	20
3,019	Gaming & Leisure Properties, Inc.	104
12,076	General Growth Properties, Inc.	360
10,823	HCP, Inc.	383
2,134	Healthcare Trust of America, Inc., Class – A	69
1,542	Highwoods Properties, Inc.	81
2,878	Hospitality Properties Trust	83
15,382	Host Hotels & Resorts, Inc.	249
4,197	Iron Mountain, Inc.	167
1,732	Kilroy Realty Corp.	115
7,129	Kimco Realty Corp.	224
1,637	Lamar Advertising Co., Class – A	109
2,554	Liberty Property Trust	101

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Real Estate Investment Trusts (continued)
7,383	MFA Financial, Inc.	$54
1,319	Mid-America Apartment Communities, Inc.	140
2,571	National Retail Properties, Inc.	133
243	NorthStar Realty Europe Corp.	2
717	NorthStar Realty Finance Corp.	8
4,517	OMEGA Healthcare Investors, Inc.	153
2,656	Outfront Media, Inc.	64
3,742	Paramount Group, Inc.	60
2,892	Piedmont Office Realty Trust, Inc., Class – A	62
1,160	Post Properties, Inc.	71
9,602	Prologis, Inc.	471
2,373	Public Storage	607
2,366	Rayonier, Inc.	62
4,672	Realty Income Corp.	324
1,272	Regency Centers Corp.	107
4,462	Retail Properties of America, Inc., Class – A	75
4,454	Senior Housing Properties Trust	93
6,052	Simon Property Group, Inc.	1,313
2,122	SL Green Realty Corp.	226
770	Sovran Self Storage, Inc.	81
8,573	Spirit Realty Capital, Inc.	109
4,635	Starwood Property Trust, Inc.	96
2,434	Store Capital Corp.	72
1,007	Sun Communities, Inc.	77
2,041	Tanger Factory Outlet Centers, Inc.	82
1,284	Taubman Centers, Inc.	95
2,975	The Macerich Co.	254
7,343	Two Harbors Investment Corp.	63
5,426	UDR, Inc.	200
6,112	Ventas, Inc.	445
18,216	VEREIT, Inc.	185
3,079	Vornado Realty Trust	308
2,222	Weingarten Realty Investors	91
6,917	Welltower, Inc.	527
16,091	Weyerhaeuser Co.	479
1,918	WP Carey, Inc.	133
825	WP GLIMCHER, Inc.	9

		13,911

	Real Estate Management & Development — 0.01%
1,149	CBRE Group, Inc., Class – A (a)	30
163	Howard Hughes Corp. (a)	19
181	Jones Lang LaSalle, Inc.	18
596	Realogy Holdings Corp. (a)	17

		84

	Road & Rail — 0.73%
54,475	CSX Corp.	1,421
497	Genesee & Wyoming, Inc., Class – A (a)	29
394	Landstar System, Inc.	27
14,263	Norfolk Southern Corp.	1,214
3,096	Ryder System, Inc.	189
43,915	Union Pacific Corp.	3,832

		6,712

	Semiconductors & Semiconductor Equipment — 2.86%
14,552	Analog Devices, Inc.	824

Shares	Security Description	Value (000)
	Semiconductors & Semiconductor Equipment (continued)
174,736	Applied Materials, Inc.	$4,188
1,040	Cree, Inc. (a)	25
14,727	Cypress Semiconductor Corp.	155
738	First Solar, Inc. (a)	36
330,574	Intel Corp.	10,844
7,149	KLA-Tencor Corp.	524
1,612	Lam Research Corp.	136
10,491	Linear Technology Corp.	488
17,957	Marvell Technology Group Ltd.	171
11,823	Maxim Integrated Products, Inc.	422
8,395	Microchip Technology, Inc.	426
11,343	Micron Technology, Inc. (a)	156
4,300	ON Semiconductor Corp. (a)	38
1,459	Qorvo, Inc. (a)	81
72,655	Qualcomm, Inc.	3,892
2,146	Teradyne, Inc.	42
50,220	Texas Instruments, Inc.	3,146
12,185	Xilinx, Inc.	562

		26,156

	Software — 1.87%
17,046	CA, Inc.	560
3,295	Cadence Design Systems, Inc. (a)	80
140,450	Microsoft Corp.	7,187
223,404	Oracle Corp.	9,144
1,667	Synopsys, Inc. (a)	90
898	VMware, Inc., Class – A (a)	51

		17,112

	Specialty Retail — 0.50%
592	Aaron’s, Inc.	13
1,615	Bed Bath & Beyond, Inc.	70
17,229	Best Buy Co., Inc.	527
834	Dick’s Sporting Goods, Inc.	38
7,811	GameStop Corp., Class – A	208
20,827	Gap, Inc.	442
10,430	L Brands, Inc.	700
376,544	Office Depot, Inc. (a)	1,246
4,438	Penske Automotive Group, Inc.	140
44,458	Staples, Inc.	383
6,242	Tiffany & Co.	379
805	Urban Outfitters, Inc. (a)	22
6,798	Williams-Sonoma, Inc.	354

		4,522

	Technology Hardware, Storage & Peripherals — 2.12%
46,302	Apple, Inc.	4,426
276,698	Hewlett Packard Enterprise Co.	5,055
502,644	HP, Inc.	6,309
2,467	Lexmark International, Inc., Class – A	93
64,494	NCR Corp. (a)	1,791
28,195	NetApp, Inc.	693
20,988	Western Digital Corp.	992

		19,359

	Textiles, Apparel & Luxury Goods — 0.08%
12,054	Coach, Inc.	491
436	Fossil Group, Inc. (a)	12

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares or Principal Amount (000)	Security Description	Value (000)
	Common Stocks (continued)
	Textiles, Apparel & Luxury Goods (continued)
1,820	Michael Kors Holdings Ltd. (a)	$90
820	PVH Corp.	77
588	Ralph Lauren Corp.	53

		723

	Thrifts & Mortgage Finance — 0.04%
23,061	New York Community Bancorp, Inc.	346

	Tobacco — 1.89%
167,951	Altria Group, Inc.	11,582
38,790	Philip Morris International, Inc.	3,946
31,393	Reynolds American, Inc.	1,693

		17,221

	Trading Companies & Distributors — 0.13%
1,004	Air Lease Corp.	27
13,069	Fastenal Co.	580
434	GATX Corp.	19
3,707	MSC Industrial Direct Co., Inc., Class – A	262
1,060	NOW, Inc. (a)	19
1,670	Watsco, Inc.	235
445	WESCO International, Inc. (a)	23

		1,165

	Transportation Infrastructure — 0.08%
10,269	Macquarie Infrastructure Corp.	760

	Wireless Telecommunication Services — 0.67%
869	Telephone & Data Systems, Inc.	26
140,391	T-Mobile US, Inc. (a)	6,074

		6,100

	Total Common Stocks	615,956

	Contingent Rights — 0.00%
	Food & Staples Retailing — 0.00%
18,568	Safeway, Inc. (PDC)* (a)	1
18,568	Safeway, Inc. (Casa Ley)* (a)	19

		20

	Total Contingent Rights	20

	Time Deposit — 0.65%
$5,932	State Street Liquidity Management Control System Eurodollar Time Deposit, 0.01%, 7/1/16	5,932

	Total Time Deposit	5,932

	Exchange-Traded Funds — 2.49%
598,400	Financial Select Sector SPDR Fund	13,662
297,380	SPDR S&P Bank ETF	9,064

	Total Exchange-Traded Funds	22,726

	Mutual Funds — 27.49%
930,897	Dreyfus Treasury Prime Cash Management Fund, 0.16% (b)	931
167,979	Federated Treasury Obligations Fund, Institutional Shares,0 .25%^^ (b)	168
204,954,330	SSgA Treasury Money Market Fund, 0.09% (b)	204,954
45,097,962	SSgA U.S. Treasury Money Market Fund, 0.10% (b)	45,098

	Total Mutual Funds	251,151

Principal Amount (000)	Security Description	Value (000)
	Repurchase Agreement — 0.01%
$118	Jefferies LLC, 0.55%, 7/1/16 (Purchased on 6/30/16, proceeds at maturity $117,800 collateralized by U.S. Treasury Obligations, 0.27% – 2.24%, 8/15/16 –11/15/45 fair value $120,154)^^	$118

	Total Repurchase Agreement	118

	Total Investments (cost $809,583) — 98.08%	895,903
	Other assets in excess of liabilities — 1.92%	17,561

	Net Assets — 100.00%	$913,464

*	Security was fair valued on June 30, 2016 and represents a Level 2 security. Refer to Note 2 in the Notes to Financial Statements.

^	All or part of this security was on loan as of June 30, 2016. The total value of securities on loan as of June 30, 2016, was $285 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2016.

(a)	Represents non-income producing security.

(b)	The rate disclosed is the rate in effect on June 30, 2016.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

REIT — Real Estate Investment Trust

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Value Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2016

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager.

The Institutional Value Equity Portfolio	Alliance Bernstein L.P.	Cadence Capital Management, LLC	Parametric Portfolio Associates, LLC	HC Capital Solutions	Total
Common Stocks	27.99%	39.45%	—	—	67.44%
Contingent Rights	—	0.00%	—	—	0.00%
Time Deposit	0.65%	—	—	—	0.65%
Exchange-Traded Funds	—	—	2.49%	—	2.49%
Mutual Funds	—	0.13%	22.50%	4.86%	27.49%
Repurchase Agreement	—	0.01%	—	—	0.01%
Other Assets (Liabilities)	-0.19%	0.03%	2.08%	—	1.92%

Total Net Assets	28.45%	39.62%	27.07%	4.86%	100.00%

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2016.

Long Futures

Number of Contracts	Futures Contracts Positions^	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
1,530	E-Mini S&P 500 Future	$159,900	9/16/16	$1,117
342	E-Mini S&P Midcap 400 Future	51,061	9/16/16	611
415	Russell 2000 Mini Index Future	47,617	9/16/16	(471)

	Net Unrealized Appreciation/(Depreciation)			$1,257

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks — 68.01%
	Aerospace & Defense — 1.21%
7,084	General Dynamics Corp.	$986
2,093	L-3 Communications Holdings, Inc.	307
6,894	Lockheed Martin Corp.	1,711
7,766	Raytheon Co.	1,056
3,393	Rockwell Collins, Inc.	289
21,022	The Boeing Co.	2,730
21,206	United Technologies Corp.	2,175

		9,254

	Air Freight & Logistics — 0.07%
3,719	C.H. Robinson Worldwide, Inc.	277
4,861	Expeditors International of Washington, Inc.	238

		515

	Airlines — 0.01%
1,874	Spirit Airlines, Inc. (a)	84

	Automobiles — 0.23%
8,376	Tesla Motors, Inc.^(a)	1,778

	Banks — 0.07%
8,035	Citizens Financial Group, Inc.	161
1,429	Cullen/Frost Bankers, Inc.	91
3,643	First Republic Bank	255

		507

	Beverages — 1.62%
3,759	Brown-Forman Corp., Class – B	375
4,945	Constellation Brands, Inc., Class – A	818
4,848	Dr. Pepper Snapple Group, Inc.	468
14,622	Monster Beverage Corp. (a)	2,350
37,591	PepsiCo, Inc.	3,982
96,935	The Coca-Cola Co.	4,395

		12,388

	Biotechnology — 3.30%
15,385	Alexion Pharmaceuticals, Inc. (a)	1,796
72,021	Amgen, Inc.	10,959
4,218	Biogen Idec, Inc. (a)	1,020
7,853	BioMarin Pharmaceutical, Inc. (a)	611
28,956	Celgene Corp. (a)	2,856
20,990	Regeneron Pharmaceuticals, Inc. (a)	7,330
7,759	Vertex Pharmaceuticals, Inc. (a)	667

		25,239

	Capital Markets — 0.94%
2,412	Federated Investors, Inc., Class – B	69
10,006	Franklin Resources, Inc.	334
47,217	Morgan Stanley	1,227
3,556	SEI Investments Co.	171
87,196	State Street Corp.	4,702
6,639	T. Rowe Price Group, Inc.	484
6,883	TD Ameritrade Holdg Corp.	196
2,141	Waddell & Reed Financial, Inc., Class – A	37

		7,220

	Chemicals — 1.65%
5,437	Air Products & Chemicals, Inc.	772
3,330	Albemarle Corp.	264
83,235	Ecolab, Inc.	9,873
2,082	International Flavors & Fragrances, Inc.	262

Shares	Security Description	Value (000)
	Chemicals (continued)
7,326	Praxair, Inc.	$823
2,058	The Sherwin-Williams Co.	604

		12,598

	Commercial Services & Supplies — 0.12%
2,407	Cintas Corp.	235
3,093	Copart, Inc. (a)	152
2,452	Rollins, Inc.	72
2,168	Stericycle, Inc. (a)	226
3,185	Waste Connections, Inc.	229

		914

	Communications Equipment — 0.72%
858	Arista Networks, Inc. (a)	55
131,673	Cisco Systems, Inc.	3,777
1,859	F5 Networks, Inc. (a)	212
3,175	Harris Corp.	265
9,807	Palo Alto Networks, Inc. (a)	1,203

		5,512

	Construction & Engineering — 0.04%
3,610	Fluor Corp.	178
3,270	Jacobs Engineering Group, Inc. (a)	163

		341

	Consumer Finance — 0.07%
21,381	Synchrony Financial (a)	541

	Containers & Packaging — 0.03%
1,593	AptarGroup, Inc.	126
2,578	Sonoco Products Co.	128

		254

	Distributors — 0.08%
3,852	Genuine Parts Co.	390
7,913	LKQ Corp. (a)	251

		641

	Diversified Financial Services — 0.50%
2,103	CBOE Holdings, Inc.	140
8,108	CME Group, Inc.	790
1,089	FactSet Research Systems, Inc.	176
481	Morningstar, Inc.	39
24,994	S&P Global, Inc.	2,681

		3,826

	Electrical Equipment — 0.18%
6,208	AMETEK, Inc.	287
17,249	Emerson Electric Co.	900
1,493	Hubbell, Inc.	157

		1,344

	Electronic Equipment, Instruments & Components — 0.09%
7,929	Amphenol Corp., Class – A	454
1,259	Dolby Laboratories, Inc., Class – A	60
3,612	FLIR Systems, Inc.	112
2,910	National Instruments Corp.	80

		706

	Energy Equipment & Services — 1.99%
45,352	Core Laboratories NV	5,619
1,003	Dril-Quip, Inc. (a)	59

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Energy Equipment & Services (continued)
6,008	FMC Technologies, Inc. (a)	$160
895	Franks International NV	13
2,868	Halliburton Co.	130
2,541	Helmerich & Payne, Inc.	171
10,087	National Oilwell Varco, Inc.	339
2,556	Oceaneering International, Inc.	76
109,730	Schlumberger Ltd.	8,677

		15,244

	Food & Staples Retailing — 2.20%
27,295	Costco Wholesale Corp.	4,287
29,085	CVS Caremark Corp.	2,785
4,017	Sprouts Farmers Market, Inc. (a)	92
15,126	Sysco Corp.	767
69,945	The Kroger Co.	2,573
22,029	Walgreens Boots Alliance, Inc.	1,834
40,487	Wal-Mart Stores, Inc.	2,957
47,484	Whole Foods Market, Inc.	1,520

		16,815

	Food Products — 1.54%
4,426	Campbell Soup Co.	294
4,448	Flowers Foods, Inc.	83
3,684	Hershey Co.	418
6,789	Hormel Foods Corp.	248
3,190	McCormick & Co., Inc.	340
4,706	Mead Johnson Nutrition Co.	427
208,265	Mondelez International, Inc., Class – A	9,479
3,025	The J.M. Smucker Co.	462

		11,751

	Health Care Equipment & Supplies — 1.43%
38,154	Abbott Laboratories	1,501
13,843	Baxter International, Inc.	626
5,345	Becton, Dickinson & Co.	906
1,880	C.R. Bard, Inc.	442
6,163	DENTSPLY SIRONA, Inc.	382
5,503	Edwards Lifesciences Corp. (a)	549
2,416	IDEXX Laboratories, Inc. (a)	224
951	Intuitive Surgical, Inc. (a)	629
36,519	Medtronic PLC	3,169
3,585	ResMed, Inc.	227
7,192	St. Jude Medical, Inc.	561
8,547	Stryker Corp.	1,024
2,559	Varian Medical Systems, Inc. (a)	210
4,345	Zimmer Holdings, Inc.	523

		10,973

	Health Care Providers & Services — 1.25%
8,959	Aetna, Inc.	1,094
6,778	Anthem, Inc.	890
17,262	Express Scripts Holding Co. (a)	1,308
2,137	Henry Schein, Inc. (a)	378
2,551	Laboratory Corp. of America Holdings (a)	332
5,965	McKesson Corp.	1,113
2,362	MEDNAX, Inc. (a)	171
2,185	Patterson Cos., Inc.	105

Shares	Security Description	Value (000)
	Health Care Providers & Services (continued)
3,640	Quest Diagnostics, Inc.	$296
23,925	UnitedHealth Group, Inc.	3,379
2,347	Universal Health Services, Inc.	315
2,102	VCA Antech, Inc. (a)	142

		9,523

	Health Care Technology — 1.14%
147,917	Cerner Corp. (a)	8,668
1,895	Veeva Systems, Inc. (a)	65

		8,733

	Hotels, Restaurants & Leisure — 2.55%
4,979	Chipotle Mexican Grill, Inc. (a)	2,005
911	Choice Hotels International, Inc.	43
37,886	Marriott International, Inc., Class – A^	2,518
39,045	McDonald’s Corp.	4,699
584	Panera Bread Co., Class – A (a)	124
162,745	Starbucks Corp.	9,296
10,204	YUM! Brands, Inc.	846

		19,531

	Household Durables — 0.02%
3,063	Garmin Ltd.	130

	Household Products — 2.30%
3,336	Church & Dwight Co., Inc.	343
150,200	Colgate-Palmolive Co.	10,995
9,252	Kimberly-Clark Corp.	1,272
3,323	The Clorox Co.	460
53,207	The Procter & Gamble Co.	4,505

		17,575

	Industrial Conglomerates — 0.89%
16,227	3M Co.	2,842
1,668	Carlisle Cos., Inc.	176
15,211	Danaher Corp.	1,536
57,235	General Electric Co.	1,802
2,591	Roper Industries, Inc.	442

		6,798

	Insurance — 0.26%
7,248	Aon PLC	792
2,982	Brown & Brown, Inc.	112
13,721	Marsh & McLennan Cos., Inc.	939
3,237	Torchmark Corp.	200

		2,043

	Internet & Catalog Retail — 4.04%
23,130	Amazon.com, Inc. (a)	16,552
30,047	Netflix, Inc. (a)	2,749
9,082	Priceline.com, Inc. (a)	11,338
2,964	TripAdvisor, Inc. (a)	191

		30,830

	Internet Software & Services — 5.00%
39,025	Alibaba Group Holding Ltd., ADR (a)	3,104
11,575	Alphabet, Inc., Class – A (a)	8,143
17,035	Alphabet, Inc., Class – C (a)	11,790
96,495	Facebook, Inc., Class – A (a)	11,027
3,050	Rackspace Hosting, Inc. (a)	64
172,567	Tencent Holdings Ltd., ADR	3,964

		38,092

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	IT Services — 6.52%
16,031	Accenture PLC, Class – A	$1,816
3,968	Amdocs Ltd.	229
103,328	Automatic Data Processing, Inc.	9,492
3,068	Broadridge Financial Solutions, Inc.	200
15,501	Cognizant Technology Solutions Corp. (a)	887
44,545	FleetCor Technologies, Inc. (a)	6,376
3,384	Global Payments, Inc.	242
23,562	International Business Machines Corp.	3,576
2,079	Jack Henry & Associates, Inc.	181
70,438	MasterCard, Inc., Class – A	6,203
8,283	Paychex, Inc.	493
31,563	PayPal Holdings, Inc. (a)	1,152
3,493	Teradata Corp. (a)	88
4,186	Total System Services, Inc.	222
248,182	Visa, Inc., Class – A	18,407
13,228	Western Union Co.	254

		49,818

	Leisure Products — 0.02%
1,758	Polaris Industries, Inc.	144

	Life Sciences Tools & Services — 0.44%
969	Bio-Techne Corp.	109
8,633	Illumina, Inc. (a)	1,212
708	Mettler-Toledo International, Inc. (a)	258
10,147	Thermo Electron Corp.	1,500
2,099	Waters Corp. (a)	295

		3,374

	Machinery — 0.29%
1,256	Crane Co.	71
3,551	Donaldson Co., Inc.	122
4,185	Dover Corp.	290
2,011	IDEX Corp.	165
7,637	Illinois Tool Works, Inc.	796
1,486	Snap-on, Inc.	235
1,486	The Middleby Corp. (a)	171
2,504	Wabtec Corp.	176
4,623	Xylem, Inc.	206

		2,232

	Marine — 0.01%
1,438	Kirby Corp. (a)	90

	Media — 0.65%
1,184	John Wiley & Sons, Inc., Class – A	62
6,227	Omnicom Group, Inc.	507
2,358	Scripps Networks Interactive, Class – A	147
26,562	The Walt Disney Co.	2,598
22,747	Time Warner, Inc.	1,673

		4,987

	Multiline Retail — 0.34%
7,677	Dollar General Corp.	722
5,863	Dollar Tree, Inc. (a)	553
4,872	Kohl’s Corp.	185
16,306	Target Corp.	1,137

		2,597

Shares	Security Description	Value (000)
	Oil, Gas & Consumable Fuels — 1.59%
47,086	Chevron Corp.	$4,937
12,267	Concho Resources, Inc. (a)	1,463
9,218	EOG Resources, Inc.	769
52,614	Exxon Mobil Corp.	4,932
1,883	World Fuel Services Corp.	89

		12,190

	Personal Products — 0.07%
1,503	Nu Skin Enterprises, Inc., Class – A	69
5,328	The Estee Lauder Cos., Inc., Class – A	485

		554

	Pharmaceuticals — 3.56%
11,092	Allergan PLC (a)	2,563
113,729	Bristol-Myers Squibb Co.	8,365
25,196	Eli Lilly & Co.	1,984
40,617	Johnson & Johnson	4,927
71,908	Merck & Co., Inc.	4,143
43,193	Novo Nordisk A/S, Class – B, ADR	2,323
16,063	Shire PLC, ADR (a)	2,957

		27,262

	Professional Services — 0.14%
3,058	Equifax, Inc.	392
1,814	IHS, Inc., Class – A (a)	210
3,462	Robert Half International, Inc.	132
4,329	Versik Analytics, Inc., Class – A (a)	351

		1,085

	Real Estate Investment Trusts — 1.38%
18,223	American Tower Corp.	2,070
3,013	Corrections Corp. of America	106
21,603	Equinix, Inc.	8,376

		10,552

	Road & Rail — 0.98%
25,656	CSX Corp.	669
2,331	Hunt (Jb) Transportation Services, Inc.	189
51,247	Kansas City Southern	4,618
1,128	Landstar System, Inc.	77
22,458	Union Pacific Corp.	1,959

		7,512

	Semiconductors & Semiconductor Equipment — 2.32%
8,011	Analog Devices, Inc.	454
162,012	ARM Holdings PLC, ADR	7,373
122,077	Intel Corp.	4,004
6,143	Linear Technology Corp.	286
21,297	NVIDIA Corp.	1,001
21,371	NXP Semiconductors NV (a)	1,674
55,721	Qualcomm, Inc.	2,985

		17,777

	Software — 5.97%
34,985	Adobe Systems, Inc. (a)	3,351
2,299	ANSYS, Inc. (a)	209
2,211	Atlassian Corp. PLC, Class – A (a)	57
4,159	Citrix Systems, Inc. (a)	333
7,051	Intuit, Inc.	787
144,265	Microsoft Corp.	7,382

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Software (continued)
81,961	Oracle Corp.	$3,355
154,845	Red Hat, Inc. (a)	11,242
127,564	Salesforce.com, Inc. (a)	10,130
74,981	SAP AG, ADR^	5,625
25,848	Splunk, Inc. (a)	1,400
2,121	VMware, Inc., Class – A (a)	121
21,835	Workday, Inc., Class – A (a)	1,630

		45,622

	Specialty Retail — 3.47%
1,675	Aaron’s, Inc.	37
1,826	Advance Auto Parts, Inc.	295
777	AutoZone, Inc. (a)	617
4,421	Bed Bath & Beyond, Inc.	191
7,813	Best Buy Co., Inc.	239
2,371	Dick’s Sporting Goods, Inc.	107
2,703	GameStop Corp., Class – A	72
6,141	Gap, Inc.	130
204,461	Industria de Diseno Textil SA, ADR	3,406
132,440	Lowe’s Cos., Inc.	10,486
13,847	O’Reilly Automotive, Inc. (a)	3,754
10,536	Ross Stores, Inc.	597
16,718	Staples, Inc.	144
17,596	The Home Depot, Inc.	2,247
45,749	The TJX Cos., Inc.	3,533
2,899	Tiffany & Co.	176
1,635	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	398
2,266	Urban Outfitters, Inc. (a)	62

		26,491

	Technology Hardware, Storage & Peripherals — 2.46%
196,955	Apple, Inc.	18,829

	Textiles, Apparel & Luxury Goods — 1.48%
16,876	adidas AG, ADR	1,210
1,349	Carter’s, Inc.	144
7,060	Coach, Inc.	288
1,114	Fossil Group, Inc. (a)	32
18,579	Lululemon Athletica, Inc. (a)	1,372
4,692	Michael Kors Holdings Ltd. (a)	232
127,452	NIKE, Inc., Class – B	7,035
1,552	Ralph Lauren Corp.	139
4,638	Under Armour, Inc., Class – A^(a)	186
4,667	Under Armour, Inc., Class – C (a)	170
8,738	V.F. Corp.	537

		11,345

	Tobacco — 0.67%
39,330	Philip Morris International, Inc.	4,000
20,981	Reynolds American, Inc.	1,132

		5,132

	Trading Companies & Distributors — 0.11%
7,511	Fastenal Co.	333
1,200	MSC Industrial Direct Co., Inc., Class – A	85
2,808	NOW, Inc. (a)	51

Shares or Principal Amount (000)	Security Description	Value (000)
	Trading Companies & Distributors (continued)
1,594	W.W. Grainger, Inc.	$362

		831

	Total Common Stocks	520,124

	Time Deposit — 1.52%
$11,651	State Street Liquidity Management Control System Eurodollar Time Deposit, 0.01%, 7/1/16	11,651

	Total Time Deposit	11,651

	Mutual Funds — 25.58%
5,175,734	Federated Treasury Obligations Fund, Institutional Shares, 0.25%^^ (b)	5,176
139,110,249	SSgA Treasury Money Market Fund, 0.09% (b)	139,110
51,347,549	SSgA U.S. Treasury Money Market Fund, 0.10% (b)	51,348

	Total Mutual Funds	195,634

	Repurchase Agreement — 0.47%
$3,630	Jefferies LLC, 0.55%, 7/1/16 (Purchased on 6/30/16, proceeds at maturity $3,629,632 collateralized by U.S. Treasury Obligations, 0.27% –2.24%, 8/15/16 – 11/15/45 fair value $3,702,168)^^	3,630

	Total Repurchase Agreement	3,630

	Total Investments (cost $541,781) — 95.58%	731,039
	Other assets in excess of liabilities — 4.42%	33,816

	Net Assets — 100.00%	$764,855

^	All or part of this security was on loan as of June 30, 2016. The total value of securities on loan as of June 30, 2016, was $8,883 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2016.

(a)	Represents non-income producing security.

(b)	The rate disclosed is the rate in effect on June 30, 2016.

ADR — American Depositary Receipt

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2016

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager.

The Growth Equity Portfolio	Jennison Associates, LLC	Mellon Capital Management Corporation	Parametric Portfolio Associates, LLC	Sustainable Growth Advisers, LP	HC Capital Solutions	Total
Common Stocks	18.89%	23.81%	—	25.31%	—	68.01%
Time Deposit	0.49%	—	—	1.03%	—	1.52%
Mutual Funds	0.31%	0.11%	24.81%	0.35%	—	25.58%
Repurchase Agreement	0.22%	0.01%	—	0.24%	—	0.47%
Other Assets (Liabilities)	-0.44%	0.01%	-2.95%	2.86%	4.94%	4.42%

Total Net Assets	19.47%	23.94%	21.86%	29.79%	4.94%	100.00%

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2016.

Long Futures

Number of Contracts	Futures Contracts Positions^	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
543	E-Mini NASDAQ 100 Future	$47,860	9/16/16	$84
1,070	E-Mini S&P 500 Future	111,826	9/16/16	1,195
39	E-Mini S&P Midcap 400 Future	5,823	9/16/16	118
474	Russell 2000 Mini Index Future	54,387	9/16/16	(538)

	Net Unrealized Appreciation/(Depreciation)			$859

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Growth Equity Portfolio

Portfolio of Investments — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks — 68.89%
	Aerospace & Defense — 1.44%
15,616	General Dynamics Corp.	$2,174
4,618	L-3 Communications Holdings, Inc.	677
15,212	Lockheed Martin Corp.	3,775
17,136	Raytheon Co.	2,330
7,493	Rockwell Collins, Inc.	638
31,611	The Boeing Co.	4,105
46,783	United Technologies Corp.	4,798

		18,497

	Air Freight & Logistics — 0.09%
8,194	C.H. Robinson Worldwide, Inc.	608
10,721	Expeditors International of Washington, Inc.	526

		1,134

	Airlines — 0.01%
4,143	Spirit Airlines, Inc. (a)	186

	Automobiles — 0.21%
12,597	Tesla Motors, Inc.^ (a)	2,674

	Banks — 0.09%
17,727	Citizens Financial Group, Inc.	354
3,147	Cullen/Frost Bankers, Inc.	201
8,043	First Republic Bank	563

		1,118

	Beverages — 1.99%
8,289	Brown-Forman Corp., Class – B	827
7,431	Constellation Brands, Inc., Class – A	1,229
10,705	Dr. Pepper Snapple Group, Inc.	1,034
24,959	Monster Beverage Corp. (a)	4,011
82,917	PepsiCo, Inc.	8,784
213,827	The Coca-Cola Co.	9,694

		25,579

	Biotechnology — 2.88%
23,135	Alexion Pharmaceuticals, Inc. (a)	2,701
106,042	Amgen, Inc.	16,135
6,337	Biogen Idec, Inc. (a)	1,532
11,805	BioMarin Pharmaceutical, Inc. (a)	918
43,545	Celgene Corp. (a)	4,295
29,731	Regeneron Pharmaceuticals, Inc. (a)	10,383
11,617	Vertex Pharmaceuticals, Inc. (a)	999

		36,963

	Capital Markets — 0.95%
5,307	Federated Investors, Inc., Class – B	153
22,067	Franklin Resources, Inc.	736
71,056	Morgan Stanley	1,846
7,848	SEI Investments Co.	378
139,903	State Street Corp.	7,544
14,639	T. Rowe Price Group, Inc.	1,068
15,178	TD Ameritrade Holdg Corp.	432
4,720	Waddell & Reed Financial, Inc., Class – A	81

		12,238

	Chemicals — 1.44%
11,996	Air Products & Chemicals, Inc.	1,704
5,004	Albemarle Corp.	397
106,460	Ecolab, Inc.	12,626

Shares	Security Description	Value (000)
	Chemicals (continued)
4,596	International Flavors & Fragrances, Inc.	$579
16,172	Praxair, Inc.	1,818
4,534	The Sherwin-Williams Co.	1,331

		18,455

	Commercial Services & Supplies — 0.16%
5,306	Cintas Corp.	521
6,814	Copart, Inc. (a)	334
5,400	Rollins, Inc.	158
4,767	Stericycle, Inc. (a)	496
7,020	Waste Connections, Inc.	506

		2,015

	Communications Equipment — 0.88%
1,903	Arista Networks, Inc. (a)	123
290,449	Cisco Systems, Inc.	8,333
4,102	F5 Networks, Inc. (a)	467
6,998	Harris Corp.	584
14,736	Palo Alto Networks, Inc. (a)	1,807

		11,314

	Construction & Engineering — 0.06%
7,964	Fluor Corp.	393
7,211	Jacobs Engineering Group, Inc. (a)	359

		752

	Consumer Finance — 0.09%
47,164	Synchrony Financial (a)	1,192

	Containers & Packaging — 0.04%
3,515	AptarGroup, Inc.	278
5,690	Sonoco Products Co.	283

		561

	Distributors — 0.11%
8,497	Genuine Parts Co.	860
17,447	LKQ Corp. (a)	553

		1,413

	Diversified Financial Services — 0.55%
4,640	CBOE Holdings, Inc.	309
17,872	CME Group, Inc.	1,741
2,395	FactSet Research Systems, Inc.	387
1,062	Morningstar, Inc.	87
42,501	S&P Global, Inc.	4,558

		7,082

	Electrical Equipment — 0.23%
13,683	AMETEK, Inc.	633
38,042	Emerson Electric Co.	1,984
3,304	Hubbell, Inc.	348

		2,965

	Electronic Equipment, Instruments & Components — 0.12%
17,494	Amphenol Corp., Class – A	1,002
2,777	Dolby Laboratories, Inc., Class – A	133
7,968	FLIR Systems, Inc.	247
6,425	National Instruments Corp.	176

		1,558

	Energy Equipment & Services — 1.49%
54,374	Core Laboratories NV	6,736

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Energy Equipment & Services (continued)
2,221	Dril-Quip, Inc. (a)	$130
13,249	FMC Technologies, Inc. (a)	353
1,983	Franks International NV	29
4,309	Halliburton Co.	195
5,600	Helmerich & Payne, Inc.	376
22,249	National Oilwell Varco, Inc.	749
5,632	Oceaneering International, Inc.	168
133,190	Schlumberger Ltd.	10,533

		19,269

	Food & Staples Retailing — 3.20%
48,828	Costco Wholesale Corp.	7,668
64,169	CVS Caremark Corp.	6,144
8,846	Sprouts Farmers Market, Inc. (a)	203
33,370	Sysco Corp.	1,693
105,182	The Kroger Co.	3,870
48,580	Walgreens Boots Alliance, Inc.	4,045
89,301	Wal-Mart Stores, Inc.	6,521
343,538	Whole Foods Market, Inc.	10,999

		41,143

	Food Products — 1.27%
9,768	Campbell Soup Co.	650
9,804	Flowers Foods, Inc.	184
8,129	Hershey Co.	923
14,991	Hormel Foods Corp.	549
7,041	McCormick & Co., Inc.	751
10,383	Mead Johnson Nutrition Co.	942
249,575	Mondelez International, Inc., Class – A	11,358
6,669	The J.M. Smucker Co.	1,016

		16,373

	Health Care Equipment & Supplies — 1.88%
84,173	Abbott Laboratories	3,309
30,531	Baxter International, Inc.	1,381
11,790	Becton, Dickinson & Co.	1,999
4,155	C.R. Bard, Inc.	977
13,599	DENTSPLY SIRONA, Inc.	844
12,137	Edwards Lifesciences Corp. (a)	1,210
5,335	IDEXX Laboratories, Inc. (a)	495
2,090	Intuitive Surgical, Inc. (a)	1,382
80,557	Medtronic PLC	6,990
7,910	ResMed, Inc.	500
15,867	St. Jude Medical, Inc.	1,238
18,867	Stryker Corp.	2,261
5,650	Varian Medical Systems, Inc. (a)	465
9,584	Zimmer Holdings, Inc.	1,154

		24,205

	Health Care Providers & Services — 1.64%
19,761	Aetna, Inc.	2,413
14,946	Anthem, Inc.	1,963
38,089	Express Scripts Holding Co. (a)	2,887
4,713	Henry Schein, Inc. (a)	833
5,642	Laboratory Corp. of America Holdings(a)	735
13,148	McKesson Corp.	2,454
5,221	MEDNAX, Inc. (a)	378

Shares	Security Description	Value (000)
	Health Care Providers & Services (continued)
4,823	Patterson Cos., Inc.	$231
8,036	Quest Diagnostics, Inc.	654
52,771	UnitedHealth Group, Inc.	7,452
5,168	Universal Health Services, Inc.	693
4,638	VCA Antech, Inc. (a)	314

		21,007

	Health Care Technology — 1.00%
216,385	Cerner Corp.(a)	12,680
4,178	Veeva Systems, Inc. (a)	143

		12,823

	Hotels, Restaurants & Leisure — 2.98%
22,390	Chipotle Mexican Grill, Inc.(a)	9,018
2,017	Choice Hotels International, Inc.	96
56,969	Marriott International, Inc., Class – A^	3,786
75,791	McDonald’s Corp.	9,121
1,292	Panera Bread Co., Class – A (a)	274
246,760	Starbucks Corp.	14,095
22,519	YUM! Brands, Inc.	1,867

		38,257

	Household Durables — 0.02%
6,760	Garmin Ltd.	287

	Household Products — 2.29%
7,350	Church & Dwight Co., Inc.	756
202,957	Colgate-Palmolive Co.	14,857
20,404	Kimberly-Clark Corp.	2,805
7,322	The Clorox Co.	1,013
117,366	The Procter & Gamble Co.	9,938

		29,369

	Industrial Conglomerates — 1.07%
35,790	3M Co.	6,268
3,674	Carlisle Cos., Inc.	388
33,549	Danaher Corp.	3,388
86,041	General Electric Co.	2,709
5,706	Roper Industries, Inc.	973

		13,726

	Insurance — 0.35%
15,986	Aon PLC	1,746
6,579	Brown & Brown, Inc.	247
30,274	Marsh & McLennan Cos., Inc.	2,072
7,130	Torchmark Corp.	441

		4,506

	Internet & Catalog Retail — 3.26%
31,378	Amazon.com, Inc. (a)	22,454
45,147	Netflix, Inc. (a)	4,130
11,948	Priceline.com, Inc. (a)	14,916
6,540	TripAdvisor, Inc. (a)	421

		41,921

	Internet Software & Services — 4.39%
58,642	Alibaba Group Holding Ltd., ADR (a)	4,664
21,506	Alphabet, Inc., Class – A (a)	15,130
22,233	Alphabet, Inc., Class – C (a)	15,388
132,522	Facebook, Inc., Class – A (a)	15,145
6,732	Rackspace Hosting, Inc. (a)	140

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Internet Software & Services (continued)
259,312	Tencent Holdings Ltd., ADR	$5,956

		56,423

	IT Services — 6.36%
35,362	Accenture PLC, Class – A	4,006
8,765	Amdocs Ltd.	506
135,867	Automatic Data Processing, Inc.	12,482
6,771	Broadridge Financial Solutions, Inc.	441
34,186	Cognizant Technology Solutions Corp. (a)	1,957
72,351	FleetCor Technologies, Inc. (a)	10,356
7,452	Global Payments, Inc.	532
51,979	International Business Machines Corp.	7,889
4,590	Jack Henry & Associates, Inc.	401
123,684	MasterCard, Inc., Class – A	10,892
18,264	Paychex, Inc.	1,087
69,615	PayPal Holdings, Inc. (a)	2,542
7,705	Teradata Corp. (a)	193
9,237	Total System Services, Inc.	491
367,608	Visa, Inc., Class – A	27,264
29,186	Western Union Co.	560

		81,599

	Leisure Products — 0.02%
3,877	Polaris Industries, Inc.	317

	Life Sciences Tools & Services — 0.51%
2,139	Bio-Techne Corp.	241
12,932	Illumina, Inc. (a)	1,815
1,565	Mettler-Toledo International, Inc. (a)	571
22,376	Thermo Electron Corp.	3,307
4,630	Waters Corp. (a)	651

		6,585

	Machinery — 0.38%
2,770	Crane Co.	157
7,838	Donaldson Co., Inc.	269
9,235	Dover Corp.	640
4,434	IDEX Corp.	364
16,851	Illinois Tool Works, Inc.	1,756
3,289	Snap-on, Inc.	519
3,288	The Middleby Corp. (a)	379
5,512	Wabtec Corp.	387
10,196	Xylem, Inc.	455

		4,926

	Marine — 0.02%
3,176	Kirby Corp. (a)	198

	Media — 0.62%
2,607	John Wiley & Sons, Inc., Class – A	136
13,735	Omnicom Group, Inc.	1,119
5,191	Scripps Networks Interactive, Class – A	323
39,914	The Walt Disney Co.	3,905
34,219	Time Warner, Inc.	2,516

		7,999

	Multiline Retail — 0.45%
16,937	Dollar General Corp.	1,592
12,943	Dollar Tree, Inc. (a)	1,220
10,744	Kohl’s Corp.	407

Shares	Security Description	Value (000)
	Multiline Retail (continued)
35,967	Target Corp.	$2,511

		5,730

	Oil, Gas & Consumable Fuels — 1.97%
103,867	Chevron Corp.	10,888
18,460	Concho Resources, Inc. (a)	2,202
13,871	EOG Resources, Inc.	1,157
116,067	Exxon Mobil Corp.	10,880
4,162	World Fuel Services Corp.	198

		25,325

	Personal Products — 0.10%
3,315	Nu Skin Enterprises, Inc., Class – A	153
11,765	The Estee Lauder Cos., Inc., Class – A	1,071

		1,224

	Pharmaceuticals — 3.79%
16,667	Allergan PLC (a)	3,852
169,177	Bristol-Myers Squibb Co.	12,443
55,570	Eli Lilly & Co.	4,376
89,587	Johnson & Johnson	10,867
158,624	Merck & Co., Inc.	9,138
64,906	Novo Nordisk A/S, Class – B, ADR	3,491
24,138	Shire PLC, ADR (a)	4,443

		48,610

	Professional Services — 0.19%
6,751	Equifax, Inc.	868
3,996	IHS, Inc., Class – A (a)	462
7,638	Robert Half International, Inc.	291
9,550	Versik Analytics, Inc., Class – A (a)	774

		2,395

	Real Estate Investment Trusts — 1.04%
26,983	American Tower Corp.	3,066
6,644	Corrections Corp. of America	233
25,856	Equinix, Inc.	10,024

		13,323

	Road & Rail — 0.93%
56,599	CSX Corp.	1,476
5,145	Hunt (Jb) Transportation Services, Inc.	416
61,361	Kansas City Southern	5,528
2,488	Landstar System, Inc.	171
49,533	Union Pacific Corp.	4,322

		11,913

	Semiconductors & Semiconductor Equipment — 2.30%
17,676	Analog Devices, Inc.	1,001
200,614	ARM Holdings PLC, ADR	9,131
269,283	Intel Corp.	8,833
13,547	Linear Technology Corp.	630
32,000	NVIDIA Corp.	1,504
32,111	NXP Semiconductors NV (a)	2,516
111,200	Qualcomm, Inc.	5,957

		29,572

	Software — 5.37%
53,443	Adobe Systems, Inc. (a)	5,119
5,067	ANSYS, Inc.(a)	460
3,325	Atlassian Corp. PLC, Class – A (a)	86
9,170	Citrix Systems, Inc. (a)	734

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Software (continued)
15,557	Intuit, Inc.	$1,736
274,188	Microsoft Corp.	14,030
180,812	Oracle Corp.	7,401
200,111	Red Hat, Inc. (a)	14,529
166,354	Salesforce.com, Inc. (a)	13,210
89,795	SAP AG, ADR^	6,736
38,898	Splunk, Inc.(a)	2,107
4,688	VMware, Inc., Class – A (a)	268
32,848	Workday, Inc., Class – A (a)	2,453

		68,869

	Specialty Retail — 3.13%
3,701	Aaron’s, Inc.	81
4,041	Advance Auto Parts, Inc.	653
1,711	AutoZone, Inc. (a)	1,358
9,757	Bed Bath & Beyond, Inc.	422
17,247	Best Buy Co., Inc.	528
5,239	Dick’s Sporting Goods, Inc.	236
5,976	GameStop Corp., Class – A	159
13,542	Gap, Inc.	287
307,215	Industria de Diseno Textil SA, ADR	5,118
158,500	Lowe’s Cos., Inc.	12,549
22,604	O’Reilly Automotive, Inc. (a)	6,128
23,233	Ross Stores, Inc.	1,317
36,893	Staples, Inc.	318
26,442	The Home Depot, Inc.	3,376
81,005	The TJX Cos., Inc.	6,256
6,401	Tiffany & Co.	388
3,616	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	881
5,007	Urban Outfitters, Inc. (a)	138

		40,193

	Technology Hardware, Storage & Peripherals — 2.37%
318,724	Apple, Inc.	30,470

	Textiles, Apparel & Luxury Goods — 2.14%
25,358	Adidas AG, ADR	1,818
2,979	Carter’s, Inc.	317
15,575	Coach, Inc.	635
2,458	Fossil Group, Inc. (a)	70
29,936	Lululemon Athletica, Inc. (a)	2,211
10,362	Michael Kors Holdings Ltd. (a)	513
356,103	NIKE, Inc., Class – B	19,658
3,429	Ralph Lauren Corp.	307
10,228	Under Armour, Inc., Class – A (a)	410
10,301	Under Armour, Inc., Class – C (a)	375
19,261	V.F. Corp.	1,184

		27,498

	Tobacco — 0.88%
86,763	Philip Morris International, Inc.	8,826
46,282	Reynolds American, Inc.	2,496

		11,322

	Trading Companies & Distributors — 0.14%
16,563	Fastenal Co.	735

Shares or Principal Amount (000)	Security Description	Value (000)
	Trading Companies & Distributors (continued)
2,650	MSC Industrial Direct Co., Inc., Class – A	$187
6,199	NOW, Inc. (a)	112
3,517	W.W. Grainger, Inc.	800

		1,834

	Total Common Stocks	884,907

	Time Deposit — 1.11%
$14,213	State Street Liquidity Management Control System Eurodollar Time Deposit, 0.01%, 7/1/16	14,213

	Total Time Deposit	14,213

	Mutual Funds — 28.83%
6,846,828	Federated Treasury Obligations Fund, Institutional Shares, 0.25%^^ (b)	6,847
278,832,732	SSgA Treasury Money Market Fund, 0.09% (b)	278,833
1,051	SSgA U.S. Government Money Market Fund, 0.00% (b)	1
84,559,362	SSgA U.S. Treasury Money Market Fund, 0.10% (b)	84,559

	Total Mutual Funds	370,240

	Repurchase Agreement — 0.37%
$4,801	Jefferies LLC, 0.55%, 7/1/16 (Purchased on 6/30/16, proceeds at maturity $4,801,534 collateralized by U.S. Treasury Obligations, 0.27% – 2.24%, 8/15/16 – 11/15/45 fair value $4,897,490)^^	4,801

	Total Repurchase Agreement	4,801

	Total Investments (cost $1,029,438) — 99.20%	1,274,161
	Other assets in excess of liabilities — 0.80%	10,243

	Net Assets — 100.00%	$1,284,404

^	All or part of this security was on loan as of June 30, 2016. The total value of securities on loan as of June 30, 2016, was $11,742 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2016.

(a)	Represents non-income producing security.

(b)	The rate disclosed is the rate in effect on June 30, 2016.

ADR — American Depositary Receipt

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Growth Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2016

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager.

The Institutional Growth Equity Portfolio	Jennison Associates, LLC	Mellon Capital Management Corporation	Parametric Portfolio Associates, LLC	Sustainable Growth Advisers, LP	HC Capital Solutions	Total
Common Stocks	16.92%	31.28%	—	20.69%	—	68.89%
Time Deposit	0.42%	—	—	0.69%	—	1.11%
Mutual Funds	0.23%	0.13%	23.30%	0.30%	4.87%	28.83%
Repurchase Agreement	0.16%	—	—	0.21%	—	0.37%
Other Assets (Liabilities)	-0.31%	0.03%	1.69%	-0.61%	—	0.80%

Total Net Assets	17.42%	31.44%	24.99%	21.28%	4.87%	100.00%

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2016.

Long Futures

Number of Contracts	Futures Contracts Positions^	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
996	E-Mini NASDAQ 100 Future	$87,787	9/16/16	$211
1,808	E-Mini S&P 500 Future	188,954	9/16/16	2,005
20	E-Mini S&P Midcap 400 Future	2,986	9/16/16	43
781	Russell 2000 Mini Index Future	89,612	9/16/16	(887)

	Net Unrealized Appreciation/(Depreciation)			$1,372

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization–Mid Capitalization Equity Portfolio

Portfolio of Investments — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks — 87.20%
	Aerospace & Defense — 1.03%
5	Aerojet Rocketdyne Holdings, Inc. (a)	$—
1	Aerovironment, Inc. (a)	—
1,348	Astronics Corp. (a)	45
4,300	Cubic Corp.	173
7,044	Curtiss-Wright Corp.	594
96	Ducommun, Inc. (a)	2
3,179	Esterline Technologies Corp. (a)	197
1	Moog, Inc., Class – A (a)	—
19	National Presto Industries, Inc.	2
1	Sparton Corp. (a)	—
11	TASER International, Inc. (a)	—
2	Teledyne Technologies, Inc. (a)	—
41	Triumph Group, Inc.	1
1	Vectrus, Inc. (a)	—

		1,014

	Air Freight & Logistics — 0.04%
54	Atlas Air Worldwide Holdings, Inc. (a)	2
4	Echo Global Logistics, Inc. (a)	—
5	Forward Air Corp.	—
6	Hub Group, Inc., Class – A (a)	—
3	Radiant Logistics, Inc. (a)	—
1,579	XPO Logistics, Inc. (a)	42

		44

	Airlines — 2.10%
2	Allegiant Travel Co.	—
4,941	American Airlines Group, Inc.	140
43	Copa Holdings SA, Class – A	2
2,285	Hawaiian Holdings, Inc. (a)	87
13,252	JetBlue Airways Corp. (a)	219
2,130	Spirit Airlines, Inc. (a)	96
23,522	United Continental Holdings, Inc. (a)	966
4	Virgin America, Inc.(a)	—
29,912	Volaris Aviation Holding Co., ADR (a)	559

		2,069

	Auto Components — 1.14%
12	American Axle & Manufacturing Holdings, Inc. (a)	—
47	Cooper Tire & Rubber Co.	1
2	Cooper-Standard Holding, Inc. (a)	—
12,547	Dana Holding Corp.	132
4	Dorman Products, Inc. (a)	—
4	Drew Industries, Inc.	—
11,952	Fox Factory Holding Corp. (a)	209
6	Gentherm, Inc. (a)	—
2	Horizon Global Corp. (a)	—
97	Metaldyne Performance Group, Inc.	1
7,786	Modine Manufacturing Co. (a)	69
4	Motorcar Parts of America, Inc. (a)	—
15,400	Spartan Motors, Inc.	96
2	Standard Motor Products, Inc.	—
9,424	Stoneridge, Inc. (a)	141
1,100	Strattec Security Corp.	45
3,600	Superior Industries, Inc.	96
7,049	Tenneco, Inc. (a)	330

Shares	Security Description	Value (000)
	Auto Components (continued)
66	Tower International, Inc.	$1
1	Unique Fabricating, Inc.	—
2	Workhorse Group, Inc. (a)	—

		1,121

	Automobiles — 0.00%
4	Winnebago Industries, Inc.	—

	Banks — 5.35%
62	1st Source, Inc.	2
88	American National Bankshares, Inc.	2
3	Ameris BanCorp	—
11,900	Associated Banc-Corp.	204
1	Atlantic Capital Bancshares, Inc. (a)	—
1	Avenue Financial Holdings, Inc. (a)	—
10,850	Banc of California, Inc.	196
62	Banco Latinoamericano de Comercio Exterior SA, Class – E	2
2,066	Bank of the Ozarks, Inc.	78
14,100	BankUnited, Inc.	433
12,840	Banner Corp.	546
2,624	BB&T Corp.	93
11,681	BBCN Bancorp, Inc.	174
1	BNC Bancorp	—
1	C1 Financial, Inc. (a)	—
2	Capital Bank Financial Corp., Class – A	—
106	CNB Financial Corp.	2
21,657	Columbia Banking System, Inc.	609
63	Community Trust Bancorp, Inc.	2
1	County Bancorp, Inc.	—
4,965	Cullen/Frost Bankers, Inc.	316
2	Customers BanCorp, Inc. (a)	—
4	Eagle BanCorp, Inc. (a)	—
89	Fidelity Southern Corp.	1
79	Financial Institutions, Inc.	2
588	First Bancorp (a)	2
118	First Bancorp	2
79	First Business Financial Services, Inc.	2
9	First Citizens BancShares, Inc., Class – A	2
118	First Community Bancshares, Inc.	3
8	First Financial Bankshares, Inc.	—
55	First Financial Corp.	2
1	First Foundation, Inc. (a)	—
67	First Interstate BancSystem, Inc., Class – A	2
8,225	First Midwest BanCorp, Inc.	144
183	First Niagara Financial Group, Inc.	2
115	FirstMerit Corp.	2
66	Great Western Bancorp, Inc.	2
65	Hancock Holding Co.	2
50	Heartland Financial USA, Inc.	2
4,891	Home Bancshares, Inc.	97
77	Horizon Bancorp	2
131	Independent Bank Corp.	2
73	International Bancshares Corp.	2
26,730	Investors Bancorp, Inc.	296
171	Lakeland Bancorp, Inc.	2
2	Live Oak Bancshares, Inc.	—

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization–Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Banks (continued)
90	MainSource Financial Group, Inc.	$2
2,000	MB Financial, Inc.	73
3	National Bank Holdings Corp., Class – A	—
56	National Bankshares, Inc.	2
70	NBT Bancorp, Inc.	2
2	Opus Bank	—
2	Pacific Premier Bancorp, Inc. (a)	—
17,069	PacWest Bancorp	680
2	Park Sterling Corp.	—
115	Peoples Bancorp, Inc.	3
1	Pinnacle Financial Partners, Inc.	—
7,664	Popular, Inc.	225
3	ServisFirst Bancshares, Inc.	—
125	Sierra Bancorp	2
692	Signature Bank (a)	86
4,610	SVB Financial Group (a)	439
4,842	Synovus Financial Corp.	140
6	Talmer BanCorp, Inc., Class – A	—
7,709	TCF Financial Corp.	98
1	Texas Capital Bancshares, Inc. (a)	—
119	Triumph Bancorp, Inc. (a)	2
79	Trustmark Corp.	2
1	Union Bankshares, Inc.	—
96	Univest Corp. of Pennsylvania	2
8,285	Webster Financial Corp.	281

		5,271

	Beverages — 0.00%
1	Coca-Cola Bottling Co. Consolidated	—
2	MGP Ingredients, Inc.	—
2	National Beverage Corp. (a)	—
3	Primo Water Corp.(a)	—
2	The Boston Beer Co., Inc., Class – A (a)	1

		1

	Biotechnology — 1.92%
2,537	Acadia Pharmaceuticals, Inc. (a)	82
2,630	Acceleron Pharma, Inc. (a)	90
19	Achillion Pharmaceuticals, Inc. (a)	—
67	Acorda Therapeutics, Inc. (a)	2
1	Adamas Pharmaceuticals, Inc. (a)	—
5	Aduro Biotech, Inc. (a)	—
4	Advaxis, Inc. (a)	—
8	Agenus, Inc. (a)	—
3	Aimmune Therapeutics, Inc. (a)	—
7	Alder Biopharmaceuticals, Inc. (a)	—
280	Alkermes PLC (a)	12
4	AMAG Pharmaceuticals, Inc. (a)	—
20	Amicus Therapeutics, Inc. (a)	—
4	Anavex Life Sciences Corp. (a)	—
5	Anthera Pharmaceuticals, Inc. (a)	—
1	Applied Genetic Technologies Corp. (a)	—
2	Ardelyx, Inc. (a)	—
32	Arena Pharmaceuticals, Inc. (a)	—
33	ARIAD Pharmaceuticals, Inc. (a)	—
15	Array BioPharma, Inc. (a)	—

Shares	Security Description	Value (000)
Biotechnology (continued)
8	Arrowhead Pharmaceuticals, Inc. (a)	$—
1	Asterias Biotherapeutics, Inc. (a)	—
2	Atara Biotherapeutics, Inc. (a)	—
9	Athersys, Inc. (a)	—
1	AveXis, Inc. (a)	—
3	Axovant Sciences Ltd. (a)	—
1	Bellicum Pharmaceuticals, Inc. (a)	—
8	BioCryst Pharmaceuticals, Inc. (a)	—
1	BioSpecifics Technologies Corp. (a)	—
7	BioTime, Inc. (a)	—
2	Bluebird Bio, Inc. (a)	—
3	Blueprint Medicines Corp. (a)	—
2	Cara Therapeutics, Inc. (a)	—
4	Celator Pharmaceuticals, Inc. (a)	—
12,781	Celldex Therapeutics, Inc. (a)	56
1	Cellular Biomedicine Group, Inc. (a)	—
5,770	Cepheid, Inc. (a)	178
4	ChemoCentryx, Inc. (a)	—
1	Cidara Therapeutics, Inc. (a)	—
4	Clovis Oncology, Inc. (a)	—
5	Coherus Biosciences, Inc. (a)	—
2	Concert Pharmaceuticals, Inc. (a)	—
14	Curis, Inc. (a)	—
5	Cytokinetics, Inc. (a)	—
2	CytomX Therapeutics, Inc. (a)	—
7	CytRx Corp. (a)	—
6	Dynavax Technologies Corp. (a)	—
1	Eagle Pharmaceuticals, Inc. (a)	—
1	Editas Medicine, Inc. (a)	—
1	Eiger Biopharmaceuticals, Inc. (a)	—
76	Emergent BioSolutions, Inc. (a)	2
10	Epizyme, Inc. (a)	—
17	Exact Sciences Corp. (a)	—
31	Exelixis, Inc. (a)	—
11	Fibrogen, Inc. (a)	—
2,252	Five Prime Therapeutics, Inc. (a)	94
2	Flexion Therapeutics, Inc. (a)	—
2	Foundation Medicine, Inc. (a)	—
29	Galena Biopharma, Inc. (a)	—
5	Genomic Health, Inc. (a)	—
19	Geron Corp. (a)	—
2	Global Blood Therapeutics, Inc. (a)	—
19	Halozyme Therapeutics, Inc. (a)	—
5	Heron Therapeutics, Inc. (a)	—
10	Idera Pharmaceuticals, Inc. (a)	—
1	Ignyta, Inc. (a)	—
1	Immune Design Corp. (a)	—
18	ImmunoGen, Inc. (a)	—
12	Immunomedics, Inc. (a)	—
6	Infinity Pharmaceuticals, Inc. (a)	—
2	Inotek Pharmaceuticals Corp. (a)	—
12	Inovio Pharmaceuticals, Inc. (a)	—
12	Insmed, Inc. (a)	—
3	Insys Therapeutics, Inc. (a)	—
1	Intellia Therapeutics, Inc. (a)	—

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization–Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
Common Stocks (continued)
Biotechnology (continued)
5,040	Intrexon Corp. (a)	$125
3	Invitae Corp. (a)	—
2,440	Ionis Pharmaceuticals, Inc. (a)	57
25	Ironwood Pharmaceuticals, Inc. (a)	—
3	Karyopharm Therapeutics, Inc. (a)	—
14	Keryx Biopharmaceuticals, Inc. (a)	—
24,000	Kindred Biosciences, Inc. (a)	86
7	Kite Pharma, Inc. (a)	—
2	La Jolla Pharmaceutical Co. (a)	—
6	Lexicon Pharmaceuticals, Inc. (a)	—
3	Ligand Pharmaceuticals, Inc., Class – B (a)	—
6	Lion Biotechnologies, Inc. (a)	—
2	Loxo Oncology, Inc. (a)	—
6	MacroGenics, Inc. (a)	—
57	MannKind Corp. (a)	—
2	Medgenics, Inc. (a)	—
4	MediciNova, Inc. (a)	—
4,439	Medivation, Inc. (a)	269
14	Merrimack Pharmaceuticals, Inc. (a)	—
23	MiMedx Group, Inc. (a)	—
2	Minerva Neurosciences, Inc. (a)	—
1	Mirati Therapeutics, Inc. (a)	—
8	Momenta Pharmaceuticals, Inc. (a)	—
5,568	Myriad Genetics, Inc. (a)	171
3	Natera, Inc. (a)	—
1,525	Neurocrine Biosciences, Inc. (a)	69
3	NewLink Genetics Corp. (a)	—
45	Novavax, Inc. (a)	—
2	OncoMed Pharmaceuticals, Inc. (a)	—
2,375	Ophthotech Corp. (a)	122
11	Organovo Holdings, Inc. (a)	—
2	Osiris Therapeutics, Inc.	—
3	OvaScience, Inc. (a)	—
697	PDL BioPharma, Inc.	2
2	Pfenex, Inc. (a)	—
8	Pharmathene, Inc. (a)	—
8	Portola Pharmaceuticals, Inc. (a)	—
9	Progenics Pharmaceuticals, Inc. (a)	—
1	Proteostasis Therapeutics, Inc. (a)	—
1,066	Prothena Corp. PLC (a)	37
3	Puma Biotechnology, Inc. (a)	—
6	Radius Health, Inc. (a)	—
11	Raptor Pharmaceuticals Corp. (a)	—
4	Regulus Therapeutics, Inc. (a)	—
7,242	Repligen Corp. (a)	199
9	Rigel Pharmaceuticals, Inc. (a)	—
4	Sage Therapeutics, Inc. (a)	—
5,994	Sangamo BioSciences, Inc. (a)	35
9	Sarepta Therapeutics, Inc. (a)	—
3,975	Seattle Genetics, Inc. (a)	162
3	Seres Therapeutics, Inc. (a)	—
4	Sorrento Therapeutics, Inc. (a)	—
3	Spark Therapeutics, Inc. (a)	—
2	Spectrum Pharmaceuticals, Inc. (a)	—

Shares	Security Description	Value (000)
Biotechnology (continued)
26	Synergy Pharmaceuticals, Inc. (a)	$—
10	Synthetic Biologics, Inc. (a)	—
1	T2 Biosystems, Inc. (a)	—
5	Tesaro, Inc. (a)	—
5	TG Therapeutics, Inc. (a)	—
1	Tokai Pharmaceuticals, Inc. (a)	—
6	Trevena, Inc. (a)	—
3	Trovagene, Inc. (a)	—
886	Ultragenyx Pharmaceutical, Inc. (a)	43
6	Vanda Pharmaceuticals, Inc. (a)	—
4	Vitae Pharmaceuticals, Inc. (a)	—
2	Vital Therapies, Inc. (a)	—
3	XBiotech, Inc. (a)	—
5	Xencor, Inc. (a)	—
25	ZIOPHARM Oncology, Inc. (a)	—

1,893

Building Products — 1.86%
8	AAON, Inc.	—
8	Advanced Drainage Systems, Inc.	—
2	American Woodmark Corp. (a)	—
6	Apogee Enterprises, Inc.	—
3,070	Armstrong World Industries, Inc. (a)	120
11,087	Builders FirstSource, Inc. (a)	125
5,811	CaesarStone Sdot Yam Ltd. (a)	202
6	Continental Building Products, Inc. (a)	—
9,644	Gibraltar Industries, Inc. (a)	305
3	Griffon Corp.	—
6	Insteel Industries, Inc.	—
1,206	Lennox International, Inc.	172
3,007	Masonite International Corp. (a)	199
4	NCI Building Systems, Inc. (a)	—
2	Nortek, Inc. (a)	—
2	Patrick Industries, Inc. (a)	—
11	PGT, Inc. (a)	—
3	Ply Gem Holdings, Inc.(a)	—
305	Simpson Manufacturing Co., Inc.	12
3,545	Trex Co., Inc. (a)	159
5,713	Universal Forest Products, Inc.	531

1,825

Capital Markets — 1.22%
3,979	Artisan Partners Asset Management, Inc., Class – A	110
35	BGC Partners, Inc., Class – A	—
222	Calamos Asset Management, Inc., Class – A	2
5,900	Capital Southwest Corp.	81
3	Cohen & Steers, Inc.	—
71,501	Cowen Group, Inc. (a)	212
1	Diamond Hill Investment Group	—
5,234	E*Trade Financial Corp. (a)	123
7	Evercore Partners, Inc., Class – A	—
1	Fifth Street Asset Management, Inc.	—
10	Financial Engines, Inc.	—
1	GAMCO Investors, Inc., Class –A	—
5,932	Greenhill & Co., Inc.	96
7	HFF, Inc., Class – A	—

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization–Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Capital Markets (continued)
97	Houlihan Lokey, Inc.	$2
1,785	Interactive Brokers Group, Inc., Class – A	63
1	Investment Technology Group, Inc.	—
4	Ladenburg Thalmann Financial Services, Inc. (a)	—
2,719	LPL Financial Holdings, Inc.^	61
1	Medley Management, Inc., Class – A	—
3	Moelis & Co., Class – A	—
5	Om Asset Management PLC	—
124	Oppenheimer Holdings, Inc., Class – A	2
2	Pzena Investment Management, Inc.	—
3,911	Raymond James Financial, Inc.	193
8,224	Stifel Financial Corp. (a)	259
4	Virtu Financial, Inc., Class – A	—
1	Waddell & Reed Financial, Inc., Class – A	—
2	Westwood Holdings Group, Inc.	—
20	WisdomTree Investments, Inc.	—

		1,204

	Chemicals — 2.44%
55	A. Schulman, Inc.	1
2,731	Albemarle Corp.	217
113	Axiall Corp.	4
6	Balchem Corp.	—
45	Cabot Corp.	2
1	Chase Corp.	—
10	Chemtura Corp. (a)	—
4	Codexis, Inc. (a)	—
13	Ferro Corp. (a)	—
7	Flotek Industries, Inc. (a)	—
5,519	FMC Corp.	256
131	FutureFuel Corp.	1
8	GCP Applied Technologies (a)	—
8	H.B. Fuller Co.	—
174	Huntsman Corp.	2
4	Ingevity Corp. (a)	—
1,964	Innophos Holdings, Inc.	83
1	KMG Chemicals, Inc.	—
79	Koppers Holdings, Inc. (a)	2
13,172	Kraton Performance Polymers, Inc. (a)	369
297	Kronos Worldwide, Inc.	2
4,353	Methanex Corp.	127
4	Minerals Technologies, Inc.	—
1,211	NewMarket Corp.	503
4	Omnova Solutions, Inc. (a)	—
7,175	PolyOne Corp.	253
2	Quaker Chemical Corp.	—
3	Rayonier Advanced Materials, Inc.	—
7,017	Sensient Technologies Corp.	499
35	Stepan Co.	2
20	The Chemours Co.	—
3	Trecora Resources (a)	—
4	Trinseo SA (a)	—
18,659	Tronox Ltd., Class – A	82
1	Valhi, Inc.	—

		2,405

Shares	Security Description	Value (000)
	Commercial Services & Supplies — 1.17%
2,710	ABM Industries, Inc.	$99
210	ACCO Brands Corp. (a)	2
2	Aqua Metals, Inc. (a)	—
19,153	ARC Document Solutions, Inc. (a)	75
4	Brady Corp., Class – A	—
35	Deluxe Corp.	2
84	Ennis, Inc.	2
5,924	Essendant, Inc.	181
2	G & K Services, Inc., Class – A	—
13	Healthcare Services Group, Inc.	1
10	Herman Miller, Inc.	—
8	HNI Corp.	—
5	InnerWorkings, Inc. (a)	—
3,470	Interface, Inc.	53
3,632	KAR Auction Services, Inc.	152
4	Kimball International, Inc., Class – B	—
8	Knoll, Inc.	—
4	Matthews International Corp., Class – A	—
57	McGrath RentCorp	2
4	Mobile Mini, Inc.	—
4	MSA Safety, Inc.	—
3,042	Multi-Color Corp.	192
194	Quad Graphics, Inc.	5
95	R.R. Donnelley & Sons Co.	2
3	SP Plus Corp. (a)	—
97	Steelcase, Inc., Class – A	1
6,922	Team, Inc. (a)	172
4,800	Tetra Tech, Inc.	148
1,909	The Brink’s Co.	54
14	UniFirst Corp.	2
5	US Ecology, Inc.	—
2	Viad Corp.	—
25	VSE Corp.	2
68	West Corp.	1

		1,148

	Communications Equipment — 0.38%
4	ADTRAN, Inc.	—
3	Aerohive Networks, Inc. (a)	—
83	BEL Fuse, Inc., Class – B	1
164	Black Box Corp.	2
167	Brocade Communications Systems, Inc.	2
5	CalAmp Corp. (a)	—
23	Ciena Corp. (a)	—
5	Clearfield, Inc. (a)	—
75	Comtech Telecommunications Corp.	1
4,900	Digi International, Inc. (a)	54
35	EchoStar Corp., Class – A (a)	1
13	Extreme Networks, Inc. (a)	—
19	Infinera Corp. (a)	—
6	InterDigital, Inc.	—
6	Lumentum Holdings, Inc. (a)	—
3	NETGEAR, Inc. (a)	—
10	Oclaro, Inc. (a)	—
20,800	PC-Telephone, Inc.	99
7	Plantronics, Inc.	—

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization–Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Communications Equipment (continued)
32,037	ShoreTel, Inc. (a)	$215
4	Ubiquiti Networks, Inc. (a)	—
7	ViaSat, Inc. (a)	—

		375

	Construction & Engineering — 1.39%
2	Argan, Inc.	—
6	Comfort Systems USA, Inc.	—
2,281	Dycom Industries, Inc. (a)	205
2	EMCOR Group, Inc.	—
6,391	Granite Construction, Inc.	291
1	Great Lakes Dredge & Dock Co. (a)	—
8,014	KBR, Inc.	106
17,858	MasTec, Inc. (a)	399
78	MYR Group, Inc. (a)	2
1	NV5 Holdings, Inc. (a)	—
4,704	Primoris Services Corp.	89
78	Tutor Perini Corp. (a)	2
2,010	Valmont Industries, Inc.	272

		1,366

	Construction Materials — 0.72%
4,623	Eagle Materials, Inc., Class – A	357
3,704	Headwaters, Inc. (a)	66
1,079	Martin Marietta Materials, Inc.	207
3,705	Summit Materials, Inc., Class – A (a)	76
2	U.S. Concrete, Inc. (a)	—

		706

	Consumer Finance — 0.22%
6	First Cash Financial Services, Inc.	—
9,289	Green Dot Corp., Class – A (a)	215
69	Nelnet, Inc., Class – A	2
121	Santander Consumer USA Holdings, Inc. (a)	1

		218

	Containers & Packaging — 1.24%
1	AEP Industries, Inc.	—
6,711	AptarGroup, Inc.	531
17,782	Berry Plastics Group, Inc. (a)	691
52	Greif, Inc., Class – A	2
3	Multi Packaging Solutions International Ltd. (a)	—
3	Myers Industries, Inc.	—

		1,224

	Distributors — 0.00%
8	Core-Mark Holding Co., Inc.	—

	Diversified Consumer Services — 0.89%
12,237	2U, Inc. (a)	361
115	American Public Education, Inc. (a)	3
5,087	Bright Horizons Family Solutions, Inc. (a)	337
49	Capella Education Co.	3
27,983	Career Education Corp. (a)	166
2	Carriage Services, Inc.	—
4	Chegg, Inc. (a)	—
1	Collectors Universe, Inc.	—
93	DeVry Education Group, Inc.	2
4	Graham Holdings Co.	2

Shares	Security Description	Value (000)
	Diversified Consumer Services (continued)
9	Grand Canyon Education, Inc. (a)	$—
11	Houghton Mifflin Harcourt Co. (a)	—
1	Liberty Tax, Inc.	—
16	LifeLock, Inc. (a)	—
8	Sotheby’s	—
39	Strayer Education, Inc. (a)	2
3	Weight Watchers International, Inc. (a)	—

		876

	Diversified Financial Services — 0.19%
267	Gain Capital Holdings, Inc.	2
10,811	Leucadia National Corp.	187
99	Marlin Business Services Corp.	2

		191

	Diversified Telecommunication Services — 0.94%
12	8x8, Inc. (a)	—
17,259	Cogent Communications Group, Inc.	692
6	Consolidated Communications Holdings, Inc.	—
3	FairPoint Communications, Inc. (a)	—
5	General Communication, Inc., Class – A (a)	—
29	Globalstar, Inc. (a)	—
46	Hawaiian Telcom Holdco, Inc. (a)	1
121	IDT Corp.	2
4	Inteliquent, Inc.	—
136	Iridium Communications, Inc. (a)	1
3	Lumos Networks Corp. (a)	—
23,508	ORBCOMM, Inc. (a)	234
2	Straight Path Communications, Inc., Class – B (a)	—
3	Vonage Holdings Corp. (a)	—
10	Windstream Holdings, Inc.	—

		930

	Electric Utilities — 0.02%
2	MGE Energy, Inc.	—
91	PNM Resources, Inc.	3
72	Portland General Electric Co.	3
139	Spark Energy, Inc., Class – A	5
113	The Empire District Electric Co.	4

		15

	Electrical Equipment — 1.64%
2,410	Acuity Brands, Inc.	599
1	Allied Motion Technologies, Inc.	—
3,725	AZZ, Inc.	223
3,255	Encore Wire Corp.	121
2	Energous Corp. (a)	—
3,355	EnerSys	200
7	Franklin Electric Co., Inc.	—
8,408	Generac Holdings, Inc. (a)	295
10,730	General Cable Corp.	136
37,400	Orion Energy Systems, Inc. (a)	43
13	Plug Power, Inc. (a)	—
1	Power Solutions International, Inc. (a)	—
35	Preformed Line Products Co.	1
25	Regal-Beloit Corp.	1
2	Vicor Corp. (a)	—

		1,619

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization–Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Electronic Equipment, Instruments & Components — 4.82%
3,175	Anixter International, Inc. (a)	$169
126	AVX Corp.	2
2	Badger Meter, Inc.	—
9,300	Belden, Inc.	561
71	Benchmark Electronics, Inc. (a)	2
1,253	Coherent, Inc. (a)	115
15,979	Control4 Corp. (a)	130
50	Dolby Laboratories, Inc., Class – A	2
10,936	DTS, Inc. (a)	289
153	Electro Rent Corp.	2
3,700	Electro Scientific Industries, Inc. (a)	22
16	ePlus, Inc. (a)	1
78	Fabrinet (a)	3
1	FARO Technologies, Inc. (a)	—
23,377	Flextronics International Ltd. (a)	276
4,917	II-VI, Inc. (a)	92
6,543	Insight Enterprises, Inc. (a)	170
2,325	IPG Photonics Corp. (a)	186
7,167	Itron, Inc. (a)	309
13,119	Jabil Circuit, Inc.	242
140	Kimball Electronics, Inc. (a)	2
3,760	Littelfuse, Inc.	444
1	Mesa Laboratories, Inc.	—
54	Methode Electronics, Inc.	2
2	MTS Systems Corp.	—
1	Novanta, Inc. (a)	—
5,755	Orbotech Ltd. (a)	147
64	PC Connection, Inc.	2
41	Plexus Corp. (a)	2
15,228	QLogic Corp. (a)	224
4	Radisys Corp. (a)	—
4,826	Rogers Corp. (a)	295
71	Sanmina Corp. (a)	2
4,775	ScanSource, Inc. (a)	177
16	SYNNEX Corp.	2
22	Tech Data Corp. (a)	2
9,929	Trimble Navigation Ltd. (a)	242
173	TTM Technologies, Inc. (a)	1
8,366	Universal Display Corp. (a)	567
2,728	VeriFone Systems, Inc. (a)	51
124	Vishay Intertechnology, Inc.	2

		4,737

	Energy Equipment & Services — 0.72%
95	Atwood Oceanics, Inc.	1
7,500	Bristow Group, Inc.	86
65	Diamond Offshore Drilling, Inc.	2
1,641	Dril-Quip, Inc. (a)	96
89	Ensco PLC, Class – A, ADR	1
88	Exterran Corp. (a)	1
13,400	Gulf Island Fabrication, Inc.	93
30,125	Key Energy Services, Inc. (a)	7
11,300	Mitcham Industries, Inc. (a)	42
109	Noble Corp. PLC	1

Shares	Security Description	Value (000)
	Energy Equipment & Services (continued)
67	PHI, Inc. (a)	$1
2	RigNet, Inc. (a)	—
20,814	Superior Energy Services, Inc.	384
7	TETRA Technologies, Inc.(a)	—
12	US Silica Holdings, Inc.	—

		715

	Food & Staples Retailing — 0.83%
6,157	Casey’s General Stores, Inc.	811
2	Chefs’ Warehouse Holdings LLC (a)	—
37	Ingles Markets, Inc., Class – A	1
6	Performance Food Group Co. (a)	—
3	PriceSmart, Inc.	—
2	Smart & Final Stores, Inc. (a)	—
102	SpartanNash Co.	3
78	Village Super Market, Inc., Class – A	2

		817

	Food Products — 0.71%
7,780	Amplify Snack Brands, Inc. (a)	115
11	B&G Foods, Inc., Class – A	1
3	Calavo Growers, Inc.	—
51	Cal-Maine Foods, Inc.^	2
3,187	Darling Ingredients, Inc. (a)	47
8	Dean Foods Co.	—
1	Farmer Brothers Co. (a)	—
53	Fresh Del Monte Produce, Inc.	3
3	Freshpet, Inc. (a)	—
3	Inventure Foods, Inc. (a)	—
3,423	J&J Snack Foods Corp.	409
39	John B Sanfilippo & Son, Inc.	2
3	Lancaster Colony Corp.	—
10,701	Landec Corp. (a)	115
1	Lifeway Foods, Inc. (a)	—
2	Limoneira Co.	—
90	Omega Protein Corp. (a)	2
28	Sanderson Farms, Inc.	2
1	Seaboard Corp. (a)	3
3	Tootsie Roll Industries, Inc.	—

		701

	Gas Utilities — 0.95%
1	New Jersey Resources Corp.	—
49	Southwest Gas Corp.	4
20,657	UGI Corp.	935

		939

	Health Care Equipment & Supplies — 7.03%
4	Abaxis, Inc.	—
7,080	Abiomed, Inc. (a)	775
10	Accuray, Inc. (a)	—
2	Anika Therapeutics, Inc. (a)	—
4	AtriCure, Inc. (a)	—
2	Avinger, Inc. (a)	—
3	AxoGen, Inc. (a)	—
4,696	Cantel Medical Corp.	323
9,955	Cardiovascular Systems, Inc. (a)	183

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization–Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
Common Stocks (continued)
Health Care Equipment & Supplies (continued)
14	Cerus Corp. (a)	$—
4,357	ConforMIS, Inc. (a)	31
3	Corindus Vascular Robotics, Inc., Class – I (a)	—
2	CryoLife, Inc.	—
1	Cutera, Inc. (a)	—
4	Cynosure, Inc. (a)	—
9,306	DexCom, Inc. (a)	739
3,208	Edwards Lifesciences Corp. (a)	320
18	Endologix, Inc. (a)	—
1	Entellus Medical, Inc. (a)	—
93	Exactech, Inc. (a)	2
6	GenMark Diagnostics, Inc. (a)	—
2	Glaukos Corp. (a)	—
13	Globus Medical, Inc., Class – A (a)	—
56	Halyard Health, Inc. (a)	2
7,278	HeartWare International, Inc. (a)	420
2	ICU Medical, Inc. (a)	—
3	Inogen, Inc. (a)	—
13,476	Insulet Corp. (a)	408
2,985	Integra LifeSciences Holdings Corp. (a)	238
4	InVivo Therapeutics Holdings Corp. (a)	—
1	IRIDEX Corp. (a)	—
2	K2M Group Holdings, Inc. (a)	—
6	LDR Holding Corp. (a)	—
2	LeMaitre Vascular, Inc.	—
8	Masimo Corp. (a)	—
6	Meridian Bioscience, Inc.	—
2	Merit Medical Systems, Inc. (a)	—
5	Natus Medical, Inc. (a)	—
6,816	Neogen Corp. (a)	383
8,271	Nevro Corp. (a)	611
6	Novocure Ltd. (a)	—
8	NuVasive, Inc. (a)	—
5,894	NxStage Medical, Inc. (a)	128
7	OraSure Technologies, Inc. (a)	—
2	Orthofix International NV (a)	—
3	Oxford Immunotec Global PLC (a)	—
2,377	Penumbra, Inc. (a)	141
4	Quidel Corp. (a)	—
6	Rockwell Medical Technologies, Inc. (a)	—
4	Second Sight Medical Products, Inc. (a)	—
4	Senseonics Holdings, Inc. (a)	—
5	STAAR Surgical Co. (a)	—
9,480	STERIS PLC	651
2	SurModics, Inc. (a)	—
13,156	Tandem Diabetes Care, Inc. (a)	99
3,078	The Cooper Cos., Inc.	528
7	The Spectranetics Corp. (a)	—
1	Utah Medical Products, Inc.	—
4	Vascular Solutions, Inc. (a)	—
2	Veracyte, Inc. (a)	—
11,555	West Pharmaceutical Services, Inc.	878
1,470	Zeltiq Aesthetics, Inc. (a)	40

6,900

Shares	Security Description	Value (000)
	Health Care Providers & Services — 2.14%
1	AAC Holdings, Inc. (a)	$—
13,242	Acadia Healthcare Co., Inc. (a)	733
76	Aceto Corp.	2
2	Adeptus Health, Inc., Class – A (a)	—
50	Air Methods Corp. (a)	2
46	Almost Family, Inc. (a)	2
4	Amedisys, Inc. (a)	—
1	American Renal Associates Holdings, Inc. (a)	—
9	AMN Healthcare Services, Inc. (a)	—
4	Biotelemetry, Inc. (a)	—
4	Capital Senior Living Corp. (a)	—
15	Chemed Corp.	2
2	Civitas Solutions, Inc. (a)	—
66	Community Health Systems, Inc. (a)	1
2	CorVel Corp. (a)	—
5	Cross Country Healthcare, Inc. (a)	—
3,155	Diplomat Pharmacy, Inc. (a)	110
7	ExamWorks Group, Inc. (a)	—
551	Five Star Quality Care, Inc. (a)	1
2	Genesis Healthcare, Inc. (a)	—
6	HealthEquity, Inc. (a)	—
68	HealthSouth Corp.	3
144	Kindred Healthcare, Inc.	2
3	Landauer, Inc.	—
41	LHC Group, Inc. (a)	2
8,167	LifePoint Hospitals, Inc. (a)	533
40	Magellan Health Services, Inc. (a)	3
2,799	MEDNAX, Inc. (a)	203
33	Molina Heathcare, Inc. (a)	2
30	National Healthcare Corp.	2
1	National Research Corp., Class – A	—
4	Nobilis Health Corp. (a)	—
2,265	Owens & Minor, Inc.	85
40	Patterson Cos., Inc.	2
41	Providence Service Corp. (a)	2
20	Quorum Health Corp. (a)	—
5	RadNet, Inc. (a)	—
155	Select Medical Holdings Corp. (a)	2
2	Surgery Partners, Inc. (a)	—
4,365	Surgical Care Affiliates, Inc. (a)	208
12	Team Health Holdings, Inc. (a)	—
2	Teladoc, Inc. (a)	—
58	Tenet Healthcare Corp. (a)	2
82	The Ensign Group, Inc.	2
7,945	Triple-S Management Corp., Class – A (a)	194
2	Trupanion, Inc. (a)	—
2	U.S. Physical Therapy, Inc.	—
24	WellCare Health Plans, Inc. (a)	3

		2,103

	Health Care Technology — 0.36%
4	Castlight Health, Inc., Class – B (a)	—
2	Computer Programs & Systems, Inc.	—
1	Cotiviti Holdings, Inc. (a)	—
5	HealthStream, Inc. (a)	—

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization–Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
Common Stocks (continued)
Health Care Technology (continued)
15	HMS Holdings Corp. (a)	$—
3	Imprivata, Inc. (a)	—
92	Inovalon Holdings, Inc., Class – A (a)	2
9	Medidata Solutions, Inc. (a)	—
10,311	Omnicell, Inc. (a)	354
3	Press Ganey Holdings, Inc. (a)	—
9	Quality Systems, Inc.	—
2	Vocera Communications, Inc. (a)	—

356

Hotels, Restaurants & Leisure — 2.17%
4	BJ’s Restaurant, Inc. (a)	—
167	Bloomin’ Brands, Inc.	3
2	Bob Evans Farms, Inc.	—
1	Bojangles’, Inc. (a)	—
16	Boyd Gaming Corp. (a)	—
231	Bravo Brio Restaurant Group, Inc. (a)	2
3,100	Buffalo Wild Wings, Inc. (a)	432
10	Carrols Restaurant Group, Inc. (a)	—
24,600	Century Casinos, Inc. (a)	153
2	Churchill Downs, Inc.	—
5,104	Chuy’s Holdings, Inc. (a)	178
10	ClubCorp Holdings, Inc.	—
3	Cracker Barrel Old Country Store, Inc.	1
5	Dave & Buster’s Entertainment, Inc. (a)	—
8	Denny’s Corp. (a)	—
6	Diamond Resorts International, Inc. (a)	—
3	DineEquity, Inc.	—
4	Eldorado Resorts, Inc. (a)	—
4	Fiesta Restaurant Group, Inc. (a)	—
50	Hyatt Hotels Corp., Class – A (a)	2
2,072	International Speedway Corp., Class – A	69
151	Interval Leisure Group, Inc.	2
4	Isle of Capri Casino (a)	—
5	Jack in the Box, Inc.	—
2	Jamba, Inc. (a)	—
1	Kona Grill, Inc. (a)	—
11	Krispy Kreme Doughnuts, Inc. (a)	—
10	La Quinta Holdings, Inc.(a)	—
2	Lindblad Expeditions Holdings, Inc. (a)	—
124	Marcus Corp.	3
1	Marriott Vacations Worldwide Corp.	—
1	Nathan’s Famous, Inc. (a)	—
1	Noodles & Co. (a)	—
5	Papa John’s International, Inc.	—
8	Penn National Gaming, Inc. (a)	—
6	Pinnacle Entertainment, Inc. (a)	—
4,847	Planet Fitness, Inc., Class – A (a)	92
5	Popeyes Louisiana Kitchen, Inc. (a)	—
3	Potbelly Corp. (a)	—
1	Red Robin Gourmet Burgers, Inc. (a)	—
4	Red Rock Resorts, Inc., Class – A (a)	—
5	Ruth’s Hospitality Group, Inc.	—
7	Scientific Games Corp., Class – A (a)	—
142	SeaWorld Entertainment, Inc.	2

Shares	Security Description	Value (000)
	Hotels, Restaurants & Leisure (continued)
2,913	Shake Shack, Inc., Class – A (a)	$106
7	Sonic Corp.	—
101	Speedway Motorsports, Inc.	2
5,099	Texas Roadhouse, Inc., Class – A	234
8	The Cheesecake Factory, Inc.	—
2	The Habit Restaurants, Inc. (a)	—
5,574	Vail Resorts, Inc.	771
2	Wingstop, Inc.	—
2,358	Zoe’s Kitchen, Inc. (a)	86

		2,138

	Household Durables — 0.97%
1	Bassett Furniture Industries, Inc.	—
916	Cavco Industries, Inc. (a)	86
64	CSS Industries, Inc.	2
3	Ethan Allen Interiors, Inc.	—
38	Flexsteel Industries, Inc.	2
2,835	Harman International Industries, Inc.	204
2,695	Helen of Troy Ltd. (a)	278
3	Installed Building Products, Inc. (a)	—
4	iRobot Corp. (a)	—
2	KB Home	—
4	La-Z-Boy, Inc.	—
2	LGI Homes, Inc. (a)	—
9,514	Libbey, Inc.	151
146	Lifetime Brands, Inc.	2
1	M/I Homes, Inc. (a)	—
2	MDC Holdings, Inc.	—
13,500	Skullcandy, Inc. (a)	83
4	Taylor Morrison Home Corp., Class – A (a)	—
1	TopBuild Corp. (a)	—
1	TRI Pointe Homes, Inc. (a)	—
2,092	Universal Electronics, Inc. (a)	151
4	Zagg, Inc. (a)	—

		959

	Household Products — 0.00%
54	Central Garden & Pet Co., Class – A (a)	2
19	HRG Group, Inc. (a)	—
2	Orchids Paper Products Co.	—
2	WD-40 Co.	—

		2

	Independent Power and Renewable Electricity Producers — 0.01%
244	NRG Energy, Inc., Class – C	4
198	NRG Yield, Inc., Class – C	3
3	Ormat Technologies, Inc.	—
6	Pattern Energy Group, Inc.	—

		7

	Industrial Conglomerates — 0.08%
711	Carlisle Cos., Inc.	75
4	Raven Industries, Inc.	—

		75

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization–Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Insurance — 3.49%
263	Alleghany Corp. (a)	$145
13,782	American Equity Investment Life Holding Co.	196
12,089	American Financial Group, Inc.	895
17	American National Insurance Co.	2
2	AMERISAFE, Inc.	—
10,459	Argo Group International Holdings Ltd.	544
3,012	Aspen Insurance Holdings Ltd.	140
73	Assured Guaranty Ltd.	2
1	Atlas Financial Holdings, Inc. (a)	—
1	Crawford & Co.	—
2	eHealth, Inc. (a)	—
74	EMC Insurance Group, Inc.	2
7,220	Endurance Specialty Holdings Ltd.	485
1,495	Everest Re Group Ltd.	273
2,900	First American Financial Corp.	117
7,325	Genworth Financial, Inc., Class – A (a)	19
155	Hallmark Financial Services, Inc. (a)	2
52	HCI Group, Inc.	1
115	Maiden Holdings Ltd.	1
4	National General Holdings Corp.	—
7	National Western Life Group, Inc., Class – A	1
1	Patriot National, Inc. (a)	—
637	Primerica, Inc.	36
5	RLI Corp.	—
9,140	Stewart Information Services Corp.	379
1	Third Point Reinsurance Ltd. (a)	—
2	United Insurance Holdings Corp.	—
6	Universal Insurance Holdings, Inc.	—
3,277	W.R. Berkley Corp.	196
26	WMIH Corp. (a)	—

		3,436

	Internet & Catalog Retail — 0.29%
188	1-800-FLOWERS.COM, Inc., Class – A (a)	2
2	Blue Nile, Inc.	—
2	Duluth Holdings, Inc., Class – B (a)	—
14	Etsy, Inc. (a)	—
29,700	Gaiam, Inc., Class – A (a)	231
6	HSN, Inc.	—
10	Liberty TripAdvisor Holdings, Inc., Class – A (a)	—
5	NutriSystem, Inc.	—
2	Overstock.com, Inc. (a)	—
3	PetMed Express, Inc.	—
6	Shutterfly, Inc. (a)	—
1,404	Wayfair, Inc., Class – A (a)	55

		288

	Internet Software & Services — 1.64%
2,121	Akamai Technologies, Inc. (a)	119
2	Alarm.com Holding, Inc. (a)	—
2	Amber Road, Inc. (a)	—
6	Angie’s List, Inc. (a)	—
3	Apigee Corp. (a)	—
1	AppFolio, Inc., Class – A (a)	—
139	Bankrate, Inc. (a)	1

Shares	Security Description	Value (000)
Internet Software & Services (continued)
2	Benefitfocus, Inc. (a)	$—
194	Blucora, Inc. (a)	2
6	Box, Inc., Class – A (a)	—
28,351	Brightcove, Inc. (a)	250
2	Carbonite, Inc. (a)	—
2	Care.com, Inc. (a)	—
3	ChannelAdvisor Corp. (a)	—
5	Cimpress NV (a)	—
8	comScore, Inc. (a)	—
9	Cornerstone OnDemand, Inc. (a)	—
5	Cvent, Inc. (a)	—
6	Demandware, Inc. (a)	—
224	DHI Group, Inc. (a)	1
276	EarthLink Holdings Corp.	2
10	Endurance International Group Holdings, Inc. (a)	—
7	Envestnet, Inc. (a)	—
3	Everyday Health, Inc. (a)	—
5	Five9, Inc. (a)	—
3,345	GoDaddy, Inc., Class – A (a)	104
18,466	Gogo, Inc.^ (a)	156
14	GrubHub, Inc. (a)	—
4	GTT Communications, Inc. (a)	—
5	Hortonworks, Inc. (a)	—
9	inContact, Inc. (a)	—
2	Instructure, Inc. (a)	—
3	Intralinks Holdings, Inc. (a)	—
32	j2 Global, Inc.	2
19	LendingClub Corp. (a)	—
7	LivePerson, Inc. (a)	—
2,006	LogMeln, Inc. (a)	127
7	Marketo, Inc. (a)	—
4	MeetMe, Inc. (a)	—
2	MINDBODY, Inc., Class – A (a)	—
313	Monster Worldwide, Inc. (a)	1
8,770	New Relic, Inc. (a)	259
14	NIC, Inc.	—
5,324	Q2 Holdings, Inc. (a)	150
10	Quotient Technology, Inc. (a)	—
50,900	RealNetworks, Inc. (a)	220
1	Reis, Inc.	—
4	SciQuest, Inc. (a)	—
3	Shutterstock, Inc. (a)	—
4	SPS Commerce, Inc. (a)	—
3	Stamps.com, Inc. (a)	—
1	TechTarget (a)	—
8	TrueCar, Inc. (a)	—
171	United Online, Inc. (a)	2
3,651	Web.com Group, Inc. (a)	66
7	WebMD Health Corp. (a)	—
3	Xactly Corp. (a)	—
8,804	XO Group, Inc. (a)	154

1,616

IT Services — 1.92%
4	Acxiom Corp. (a)	—
52	Blackhawk Network Holdings, Inc. (a)	2

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization–Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	IT Services (continued)
72	Booz Allen Hamilton Holding Corp.	$2
22	CACI International, Inc., Class – A (a)	2
61	Cardtronics, Inc. (a)	2
39	Cass Information Systems, Inc.	2
87	Convergys Corp.	2
47	CoreLogic, Inc. (a)	2
67	CSG Systems International, Inc.	3
68	CSRA, Inc.	2
269	Datalink Corp. (a)	2
8	EPAM Systems, Inc. (a)	1
1,771	Euronet Worldwide, Inc. (a)	123
509	Everi Holdings, Inc. (a)	1
9	EVERTEC, Inc.	—
6	Exlservice Holdings, Inc. (a)	—
3	Forrester Research, Inc.	—
7,376	Global Payments, Inc.	525
4	Information Services Group, Inc. (a)	—
8,954	Jack Henry & Associates, Inc.	780
34	Leidos Holdings, Inc.	2
455	Lionbridge Technologies, Inc. (a)	2
61	ManTech International Corp., Class – A	2
5,691	MAXIMUS, Inc.	315
69	NeuStar, Inc., Class – A (a)	2
126	Perficient, Inc. (a)	3
1	PFSweb, Inc. (a)	—
5	Planet Payment, Inc. (a)	—
43	Science Applications International Corp.	3
5	ServiceSource International, Inc. (a)	—
61	Sykes Enterprises, Inc. (a)	2
6	Syntel, Inc. (a)	—
72	TeleTech Holdings, Inc.	2
113	The Hackett Group, Inc.	2
13	Travelport Worldwide Ltd.	—
4	Unisys Corp. (a)	—
5	Virtusa Corp. (a)	—
3,987	WNS (Holdings) Ltd., ADR (a)	108

		1,894

	Leisure Products — 0.13%
1	Arctic Cat, Inc.	—
12,241	Callaway Golf Co.	125
227	JAKKS Pacific, Inc. (a)	2
80	Johnson Outdoors, Inc., Class – A	2
2	Malibu Boats, Inc., Class – A (a)	—
1	Marine Products Corp.	—
5	Nautilus, Inc. (a)	—
9	Smith & Wesson Holding Corp. (a)	—
4	Sturm, Ruger & Co., Inc.	—

		129

	Life Sciences Tools & Services — 0.94%
3	Accelerate Diagnostics, Inc. (a)	—
132	Albany Molecular Research, Inc. (a)	2
19	Bio-Rad Laboratories, Inc., Class – A (a)	3
27	Bio-Techne Corp.	3

Shares	Security Description	Value (000)
	Life Sciences Tools & Services (continued)
114	Bruker Biosciences Corp.	$3
8,067	Cambrex Corp. (a)	418
34	Charles River Laboratories International, Inc. (a)	3
4	ENZO Biochem, Inc. (a)	—
4	Fluidigm Corp. (a)	—
805	Harvard Bioscience, Inc. (a)	2
1,877	Illumina, Inc. (a)	263
3,150	INC Research Holdings, Inc., Class – A (a)	120
123	Luminex Corp. (a)	2
2	NanoString Technologies, Inc. (a)	—
7	NeoGenomics, Inc. (a)	—
14	Pacific Boisciences of California, Inc. (a)	—
50	PAREXEL International Corp. (a)	3
64	PRA Health Sciences, Inc. (a)	3
4,330	QIAGEN NV (a)	95
98	VWR Corp. (a)	3

		923

	Machinery — 2.93%
8,340	Actuant Corp., Class – A	189
32	AGCO Corp.	2
1	Albany International Corp., Class – A	—
3	Altra Holdings, Inc.	—
31	American Railcar Industries	1
2,522	Astec Industries, Inc.	142
1	Blue Bird Corp. (a)	—
85	Briggs & Stratton Corp.	2
7,725	Chart Industries, Inc. (a)	186
8	CLARCOR, Inc.	—
7,440	Columbus McKinnon Corp.	105
522	Commercial Vehicle Group, Inc. (a)	3
3	Douglas Dynamics, Inc.	—
4	Energy Recovery, Inc. (a)	—
4	ENPRO Industries, Inc.	—
70	Freightcar America, Inc.	1
73	Global Brass & Copper Holdings, Inc.	2
11	Hillenbrand, Inc.	—
26	Hyster-Yale Materials Handling, Inc., Class – A	2
4,940	IDEX Corp.	406
11,040	ITT, Inc.	353
6	John Bean Technologies Corp.	—
123	Joy Global, Inc.	3
5,221	Lincoln Electric Holdings, Inc.	308
2	Lindsay Corp.	—
2	Lydall, Inc. (a)	—
16,470	Meritor, Inc. (a)	119
2	Milacron Holdings Corp. (a)	—
72	Miller Industries, Inc.	1
7	Mueller Industries, Inc.	—
27	Mueller Water Products, Inc., Class – A	—
38	Oshkosh Corp.	2
1,099	Proto Labs, Inc. (a)	63
5	RBC Bearings, Inc. (a)	—
15	Rexnord Corp. (a)	—
3,915	Snap-on, Inc.	619
2	Standex International Corp.	—

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization–Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Machinery (continued)
4	Sun Hydraulics Corp.	$—
4	Tennant Co.	—
8,815	Terex Corp.	179
3	The Gorman-Rupp Co.	—
51	The Greenbrier Cos., Inc.	1
50	The Timken Co.	2
5,050	TriMas Corp. (a)	91
63	Trinity Industries, Inc.	1
150	Wabash National Corp. (a)	2
1,034	WABCO Holdings, Inc. (a)	95
3	Watts Water Technologies, Inc., Class – A	—
9	Woodward, Inc.	1

		2,881

	Marine — 0.25%
3,897	Kirby Corp. (a)	243
5	Matson, Inc.	—

		243

	Media — 0.64%
40	AMC Entertainment Holdings, Inc., Class – A	1
2	Carmike Cinemas, Inc. (a)	—
7	Central Eurpoean Media Enterprises Ltd. (a)	—
13	Dreamworks Animation SKG, Inc., Class – A (a)	1
98	Entercom Communications Corp.	1
8	Entravision Communications Corp., Class – A	—
69	Gannett, Inc. Com	1
45,381	Global Eagle Entertainment, Inc. (a)	302
8	Gray Television, Inc. (a)	—
261	Harte-Hanks, Inc.	—
5,803	Imax Corp. (a)	171
1	Liberty Media Group, Class – A (a)	—
1	Liberty Media Group, Class – C (a)	—
7,176	Lions Gate Entertainment Corp.	145
2	Loral Space & Communications, Inc. (a)	—
2	MDC Partners, Inc., Class – A	—
2	MSG Networks, Inc., Class – A (a)	—
1	New Media Investment Group, Inc.	—
6	Nexstar Broadcasting Group, Inc., Class – A	—
48	Sinclair Broadcast Group, Inc., Class – A	2
61	Time, Inc.	1
110	Townsquare Media, Inc., Class – A (a)	1
96	tronc, Inc.	1
23	Viacom, Inc., Class – A	1
5	World Wrestling Entertainment, Inc., Class – A	—

		628

	Metals & Mining — 1.99%
5,991	Agnico-Eagle Mines Ltd.	321
32,671	Allegheny Technologies, Inc.^	417
8,182	Carpenter Technology Corp.	269
34,219	Coeur d’Alene Mines Corp. (a)	365
100	Commercial Metals Co.	2
41,525	Ferroglobe PLC	358
5	Gold Resource Corp.	—

Shares	Security Description	Value (000)
	Metals & Mining (continued)
1	Kaiser Aluminum Corp.	$—
10,004	Real Industry, Inc. (a)	78
4,900	Schnitzer Steel Industries, Inc., Class – A	86
2,729	Steel Dynamics, Inc.	67
8	Worthington Industries, Inc.	—

		1,963

	Multiline Retail — 0.00%
47	Big Lots, Inc.	3
24	Dillard’s, Inc., Class – A	1
2	Ollie’s Bargain Outlet Holdings, Inc. (a)	—

		4

	Multi-Utilities — 0.57%
76	Avista Corp.	3
8,768	Black Hills Corp.	553
76	Unitil Corp.	3

		559

	Oil, Gas & Consumable Fuels — 1.78%
82	Alon USA Energy, Inc.	1
15	Callon Petroleum Co. (a)	—
19,943	Carrizo Oil & Gas, Inc. (a)	714
7,600	Contango Oil & Gas Co. (a)	93
52	Delek US Holdings, Inc.	1
136,440	Enbridge Energy Management LLC (a)(b)	—
9,190	Energen Corp.	442
3	Evolution Petroleum Corp.	—
226	Hallador Energy Co.	1
7,466	Interoil Corp. (a)	335
13	Matador Resources Co. (a)	—
5,025	Murphy Oil Corp.	160
1	Panhandle Oil & Gas, Inc., Class – A	—
2	Par Petroleum Corp. (a)	—
26	REX American Resources Corp. (a)	2
2	Sanchez Energy Corp. (a)	—
3	Synergy Resources Corp. (a)	—
42	Targa Resources Corp.	2
62	Teekay Shipping Corp.	—
32	Western Refining, Inc.	1

		1,752

	Paper & Forest Products — 0.69%
6,161	Boise Cascade Co. (a)	141
2,912	Clearwater Paper Corp. (a)	190
3	Deltic Timber Corp.	—
40	Domtar Corp.	1
8	KapStone Paper & Packaging Corp.	—
19,966	Louisiana-Pacific Corp. (a)	347
3	Neenah Paper, Inc.	—
85	P.H. Glatfelter Co.	2
43	Schweitzer-Mauduit International, Inc.	2

		683

	Personal Products — 0.00%
12	Avon Products, Inc.	—
3	Elizabeth Arden, Inc. (a)	—
1	Inter Parfums, Inc.	—

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization–Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
Common Stocks (continued)
Personal Products (continued)
3	Medifast, Inc.	$—
1	Natural Health Trends Corp.	—
23	Nu Skin Enterprises, Inc., Class – A	1
24	Nutraceutical International Corp. (a)	1
1	Revlon, Inc., Class – A (a)	—
2	Synutra International, Inc. (a)	—
1	USANA Health Sciences, Inc. (a)	—

2

Pharmaceuticals — 0.25%
2	Aclaris Therapeutics, Inc. (a)	—
4	Aerie Pharmaceuticals, Inc. (a)	—
1	Agile Therapeutics, Inc. (a)	—
5	Amphastar Pharmaceuticals, Inc. (a)	—
5	Ampio Pharmaceuticals, Inc. (a)	—
1	ANI Pharmaceuticals, Inc. (a)	—
4	Aratana Therapeutics, Inc. (a)	—
2	Axsome Therapeutics, Inc. (a)	—
10	Bio-Path Holdings, Inc. (a)	—
110	Catalent, Inc. (a)	3
7	Cempra Holdings LLC (a)	—
1	Collegium Pharmaceutical, Inc. (a)	—
11	Corcept Therapeutics, Inc. (a)	—
12	DepoMed, Inc. (a)	—
3	Dermira, Inc. (a)	—
14	Durect Corp. (a)	—
1	Flex Pharma, Inc. (a)	—
1	Heska Corp. (a)	—
20	Horizon Pharma PLC (a)	—
65	Impax Laboratories, Inc. (a)	2
12	Innoviva, Inc.	—
4	Intersect ENT, Inc. (a)	—
3,259	Intra-Cellular Therapies, Inc. (a)	128
59	Lannett Co., Inc. (a)	1
2	Lipocine, Inc. (a)	—
2	Myokardia, Inc. (a)	—
7,142	Nektar Therapeutics (a)	103
2	Neos Therapeutics, Inc. (a)	—
2	Ocular Therapeutix, Inc. (a)	—
5	Omeros Corp. (a)	—
200	Omthera Pharmaceutical, Inc.* (a)	—
7	Pacira Pharmaceuticals, Inc. (a)	—
2	Paratek Pharmaceuticals, Inc. (a)	—
68	Phibro Animal Health Corp., Class – A	1
59	Prestige Brands Holdings, Inc. (a)	3
1	Reata Pharmaceuticals, Inc., Class – A (a)	—
8	Relypsa, Inc. (a)	—
2	Revance Therapeutics, Inc. (a)	—
176	Sagent Pharmaceuticals, Inc. (a)	3
288	SciClone Pharmaceuticals, Inc. (a)	4
3	Sucampo Pharmaceuticals, Inc., Class – A (a)	—
7	Supernus Pharmaceuticals, Inc. (a)	—
5	Teligent, Inc. (a)	—
70	The Medicines Co. (a)	2
24	TherapeuticsMD, Inc. (a)	—

Shares	Security Description	Value (000)
	Pharmaceuticals (continued)
4	Theravance Biopharma, Inc. (a)	$—
1	WaVe Life Sciences Ltd. (a)	—
8	XenoPort, Inc. (a)	—

		250

	Professional Services — 0.51%
1	Barrett Business Services, Inc.	—
166	CBIZ, Inc. (a)	2
5	CEB, Inc.	—
3,000	CRA International, Inc. (a)	76
5,245	Exponent, Inc.	307
1	Franklin Covey Co. (a)	—
1	FTI Consulting, Inc. (a)	—
2	GP Strategies Corp. (a)	—
3	Insperity, Inc.	—
119	Kelly Services, Inc., Class – A	2
4	Kforce, Inc.	—
6	Korn/Ferry International	—
3	Mistras Group, Inc. (a)	—
10	On Assignment, Inc. (a)	—
226,100	Pendrell Corp. (a)	115
7	The Advisory Board Co. (a)	—
7	TriNet Group, Inc. (a)	—
3	TrueBlue, Inc. (a)	—
6	WageWorks, Inc. (a)	—

		502

	Real Estate Investment Trusts — 4.01%
15,382	Acadia Realty Trust	547
173	AG Mortgage Investment Trust, Inc.	2
6,651	Alexandria Real Estate Equities, Inc.	690
5	American Assets Trust, Inc.	—
188	American Capital Mortgage Investment Corp.	3
576	Anworth Mortgage Asset Corp.	3
206	Apollo Residential Mortgage, Inc.	3
4	Armada Hoffler Properties, Inc.	—
124	ARMOUR Residential REIT, Inc.	2
419	Ashford Hospitality Trust	2
268	Capstead Mortgage Corp.	3
13	CareTrust REIT, Inc.	—
190	CBL & Associates Properties, Inc.	2
371	Cedar Realty Trust, Inc.	3
2	Chesapeake Lodging Trust	—
2	City Office REIT, Inc.	—
135	Colony Capital, Inc., Class – A	2
2,296	Coresite Realty Corp.	204
361	CYS Investments, Inc.	3
3,859	DiamondRock Hospitality Co.	35
94	DuPont Fabros Technology, Inc.	4
412	Dynex Capital, Inc.	3
8,766	EastGroup Properties, Inc.	605
1	Education Realty Trust, Inc.	—
12,460	Equity Commonwealth(a)	363
15	FelCor Lodging Trust, Inc.	—
3	First Industrial Realty Trust, Inc.	—
239	First Potomac Realty Trust	2
7,650	Four Corners Property Trust, Inc.	158

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization–Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Real Estate Investment Trusts (continued)
8	Gramercy Property Trust	$—
182	Hatteras Financial Corp.	3
209	Invesco Mortgage Capital	3
349	Investors Real Estate Trust	2
9	iStar, Inc. (a)	—
11	Ladder Capital Corp.	—
323	Lexington Realty Trust	3
5	LTC Properties, Inc.	—
12	Medical Properties Trust, Inc.	—
4,995	MGM Growth Properties LLC, Class – A	133
2,691	Mid-America Apartment Communities, Inc.	286
2	Monmouth Real Estate Investment Corp., Class – A	—
6,456	National Health Investors, Inc.	486
3	National Storage Affiliates	—
225	New Residential Investment Corp.	3
132	Pennsylvania Real Estate Investment Trust	3
11	Physicians Realty Trust	—
6	Potlatch Corp.	—
33	PS Business Parks, Inc.	4
7	QTS Realty Trust, Inc., Class – L	—
994	RAIT Financial Trust	3
18,530	Redwood Trust, Inc.	256
11	Retail Opportunity Investments Corp.	—
3	Rexford Industrial Realty	—
8	Ryman Hospitality Properties, Inc.	—
1	Sabra Healthcare REIT, Inc.	—
2	Saul Centers, Inc.	—
1,165	Sovran Self Storage, Inc.	122
8	STAG Industrial, Inc.	—
2	Terreno Realty Corp.	—
2	The Geo Group, Inc.	—
3	Universal Health Realty Income Trust	—
16	Urban Edge Properties	—
3	Urstadt Biddle Properties, Inc., Class – A	—
4	Washington Real Estate Investment Trust	—
191	Western Asset Mortgage Capital Corp.	2
257	WP GLIMCHER, Inc.	3

		3,951

	Real Estate Management & Development — 0.00%
3	Alexander & Baldwin, Inc.	—
2	Altisource Portfolio Solutions SA (a)	—
1	Consolidated-Tomoka Land Co.	—
5	Kennedy-Wilson Holdings, Inc.	—
2	Marcus & Millichap, Inc. (a)	—
67	RE/MAX Holdings, Inc., Class – A	3
1	The RMR Group, Inc., Class – A	—

		3

	Road & Rail — 0.17%
2,291	ArcBest Corp.	37
113	Covenant Transportation Group, Inc., Class – A (a)	2
7	Heartland Express, Inc.	—
10	Knight Transportation, Inc.	—

Shares	Security Description	Value (000)
	Road & Rail (continued)
8,043	Swift Transportation Co.(a)	$125
1	Universal Truckload Services, Inc.	—
1	YRC Worldwide, Inc. (a)	—

		164

	Semiconductors & Semiconductor Equipment — 5.46%
1	Acacia Communications, Inc. (a)	—
2,730	Advanced Energy Industries, Inc. (a)	104
49	Advanced Micro Devices, Inc. (a)	—
3	Ambarella, Inc. (a)	—
385	Amkor Technology, Inc. (a)	2
11	Applied Micro Circuits Corp. (a)	—
14,200	Brooks Automation, Inc.	159
2	Cabot Microelectronics Corp.	—
1,657	Cavium, Inc. (a)	64
3	CEVA, Inc. (a)	—
2,533	Cirrus Logic, Inc. (a)	98
194	Cohu, Inc.	2
7,912	Cree, Inc. (a)	193
56,377	Cypress Semiconductor Corp.	596
5,446	Diodes, Inc. (a)	102
196	Entegris, Inc. (a)	3
1	Exar Corp. (a)	—
11,989	Fairchild Semiconductor International, Inc.(a)	238
4	FormFactor, Inc. (a)	—
8	Inphi Corp. (a)	—
9,052	Integrated Device Technology, Inc. (a)	182
203	IXYS Corp.	2
17	Lattice Semiconductor Corp. (a)	—
5,629	MA-COM Technology Solutions Holdings, Inc. (a)	186
5,961	Maxim Integrated Products, Inc.	213
11	MaxLinear, Inc. (a)	—
2,679	Mellanox Technologies Ltd. (a)	128
19	Microsemi Corp. (a)	1
7,430	MKS Instruments, Inc.	320
5,752	Monolithic Power Systems, Inc.	393
2	Nanometrics, Inc. (a)	—
29,314	ON Semiconductor Corp. (a)	259
4	PDF Solutions, Inc. (a)	—
176	Photronics, Inc. (a)	2
5	Power Integrations, Inc.	—
9,491	Qorvo, Inc. (a)	524
55,620	QuickLogic Corp. (a)	54
14	Rambus, Inc. (a)	—
3,091	Semtech Corp. (a)	74
1,736	Silicon Laboratories, Inc. (a)	85
5,661	Skyworks Solutions, Inc.	358
2,580	Synaptics, Inc. (a)	139
9,027	Tessera Technologies, Inc.	277
503	Ultra Clean Holdings, Inc. (a)	3
15,423	Ultratech, Inc. (a)	354
14,805	Veeco Instruments, Inc. (a)	245
394	Xcerra Corp. (a)	2

		5,362

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization–Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Software — 7.68%
4	A10 Networks, Inc. (a)	$—
20	ACI Worldwide, Inc. (a)	—
3	American Software, Inc., Class – A	—
14	Aspen Technology, Inc. (a)	1
9	AVG Technologies NV (a)	—
3	Barracuda Networks, Inc. (a)	—
2,388	Blackbaud, Inc.	162
6	Bottomline Technologies, Inc. (a)	—
5	BroadSoft, Inc. (a)	—
9	Callidus Software, Inc. (a)	—
315	CDK Global, Inc.	17
7	CommVault Systems, Inc. (a)	—
4,982	CyberArk Software Ltd. (a)	243
1	Digimarc Corp. (a)	—
70	Ebix, Inc.	3
5,526	Electronic Arts, Inc. (a)	420
7,658	Ellie Mae, Inc. (a)	703
3	EnerNOC, Inc. (a)	—
156	EPIQ Systems, Inc.	2
2	Exa Corp. (a)	—
1,128	Fair Isaac Corp.	127
6,715	Fleetmatics Group Ltd. (a)	291
6,979	Fortinet, Inc. (a)	220
5	Gigamon, Inc. (a)	—
4	Globant SA (a)	—
24,200	Glu Mobile, Inc. (a)	53
2	Guidance Software, Inc. (a)	—
5,104	Guidewire Software, Inc. (a)	315
4,580	HubSpot, Inc. (a)	199
5	Imperva, Inc. (a)	—
9	Infoblox, Inc. (a)	—
3	Interactive Intelligence Group (a)	—
6	Jive Software, Inc. (a)	—
5,900	Manhattan Associates, Inc. (a)	379
119	Mentor Graphics Corp.	3
2	MicroStrategy, Inc., Class – A (a)	—
4	Mitek Systems, Inc. (a)	—
5	MobileIron, Inc. (a)	—
936	Mobileye NV (a)	43
3	Model N, Inc. (a)	—
8	Monotype Imaging Holdings, Inc.	—
7,785	Nuance Communications, Inc. (a)	122
1	Park City Group, Inc. (a)	—
9,056	Paycom Software, Inc. (a)	392
4	Paylocity Holding Corp. (a)	—
6	Pegasystems, Inc.	—
1	Progress Software Corp. (a)	—
8,427	Proofpoint, Inc. (a)	533
4	PROS Holdings, Inc. (a)	—
9,771	PTC, Inc. (a)	368
16	QLIK Technologies, Inc. (a)	—
5	Qualys, Inc. (a)	—
2	Rapid7, Inc. (a)	—
11	RealPage, Inc. (a)	—

Shares	Security Description	Value (000)
	Software (continued)
12	RingCentral, Inc., Class – A (a)	$—
28,302	Rosetta Stone, Inc. (a)	219
35,835	Rovi Corp. (a)	561
4	Sapiens International Corp. NV	—
58,546	SeaChange International, Inc. (a)	187
11,975	Silver Spring Networks, Inc. (a)	145
8	Synchronoss Technologies, Inc. (a)	—
12	Take-Two Interactive Software, Inc. (a)	—
27,400	Telenav, Inc. (a)	140
3	The Rubicon Project, Inc. (a)	—
1,086	The Ultimate Software Group, Inc. (a)	228
28,767	TiVo, Inc. (a)	285
4	TubeMogul, Inc. (a)	—
5,394	Tyler Technologies, Inc. (a)	900
2	Varonis Systems, Inc. (a)	—
4	VASCO Data Security International, Inc. (a)	—
6	VirnetX Holding Corp. (a)	—
3	Workiva, Inc. (a)	—
4	Xura, Inc. (a)	—
39	Zedge, Inc., Class – B (a)	—
11,251	Zendesk, Inc. (a)	297
8	Zix Corp. (a)	—

		7,558

	Specialty Retail — 2.10%
28	American Eagle Outfitters, Inc.	—
4	Asbury Automotive Group, Inc. (a)	—
182	Ascena Retail Group, Inc. (a)	1
212	Big 5 Sporting Goods Corp.	2
4,723	Burlington Stores, Inc. (a)	316
22	Chico’s FAS, Inc.	—
1	Destination XL Group, Inc. (a)	—
10	Five Below, Inc. (a)	—
6	Francesca’s Holdings Corp. (a)	—
55	GameStop Corp., Class – A	1
8	GNC Holdings, Inc., Class – A	—
22	Group 1 Automotive, Inc.	1
3	Hibbett Sports, Inc. (a)	—
2	Kirkland’s, Inc. (a)	—
4	Lithia Motors, Inc.	—
8,204	MarineMax, Inc. (a)	139
3	Mattress Firm Holding Corp. (a)	—
4,796	Monro Muffler Brake, Inc.	306
44	Outerwall, Inc.^	2
3	Party City Holdco, Inc. (a)	—
288	Pier 1 Imports, Inc.	1
8,776	Rent-A-Center, Inc.	108
7	Select Comfort Corp. (a)	—
68	Shoe Carnival, Inc.	2
75	Sonic Automotive, Inc., Class – A	1
3	Sportsman’s Warehouse Holdings, Inc. (a)	—
250	Stein Mart, Inc.	2
5	Tailored Brands, Inc.	—
3	The Buckle, Inc.	—
1	The Cato Corp.	—
2	The Children’s Place Retail Stores, Inc.	—

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization–Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Specialty Retail (continued)
2	The Container Store Group, Inc. (a)	$—
121	The Finish Line, Inc., Class – A	2
12,167	Tile Shop Holdings, Inc. (a)	243
323	Tilly’s, Inc., Class – A (a)	2
9,711	Tractor Supply Co.	886
5,900	West Marine, Inc. (a)	50

		2,065

	Technology Hardware, Storage & Peripherals — 0.07%
14	3D Systems Corp. (a)	—
3	Avid Technology, Inc. (a)	—
8	Cray, Inc. (a)	—
7	Diebold, Inc.	—
2	Eastman Kodak Co. (a)	—
8	Electronics for Imaging, Inc. (a)	—
55,600	Imation Corp. (a)	71
4	Immersion Corp. (a)	—
37	Lexmark International, Inc., Class – A	1
11	Nimble Storage, Inc. (a)	—
8	Pure Storage, Inc., Class – A (a)	—
5	Silicon Graphics International Corp. (a)	—
3	Stratasys Ltd. (a)	—
3	Super Micro Computer, Inc. (a)	—
4	USA Technologies, Inc. (a)	—

		72

	Textiles, Apparel & Luxury Goods — 1.03%
6,625	Columbia Sportswear Co.	382
11	Crocs, Inc. (a)	—
2	Culp, Inc.	—
1	Deckers Outdoor Corp. (a)	—
39	Fossil Group, Inc. (a)	1
6,435	G-III Apparel Group Ltd. (a)	295
2,168	Movado Group, Inc.	47
3	Oxford Industries, Inc.	—
10	Steven Madden Ltd. (a)	—
1	Superior Uniform Group, Inc.	—
11	Tumi Holdings, Inc. (a)	—
2	Vera Bradley, Inc. (a)	—
2	Vince Holding Corp. (a)	—
14,243	Wolverine World Wide, Inc.	289

		1,014

	Thrifts & Mortgage Finance — 0.08%
10	Bofl Holding, Inc. (a)	—
12	Essent Group Ltd. (a)	—
67	Federal Agricultural Mortgage Corp., Class – C	2
50	First Defiance Financial Corp.	2
79	HomeStreet, Inc. (a)	2
1	LendingTree, Inc. (a)	—
1	Meridian Bancorp, Inc.	—
2	Nationstar Mortgage Holdings, Inc. (a)	—
363	TrustCo Bank Corp. NY	2
2,154	WSFS Financial Corp.	70

		78

Shares or Principal Amount (000)	Security Description	Value (000)
	Tobacco — 0.17%
2,936	Universal Corp.	$170
11	Vector Group Ltd.	—

		170

	Trading Companies & Distributors — 1.72%
76	Aircastle Ltd.	1
7,965	Applied Industrial Technologies, Inc.	360
10,528	Beacon Roofing Supply, Inc. (a)	479
12,328	BMC Stock Holdings, Inc. (a)	220
157	CAI International, Inc. (a)	1
4,566	GATX Corp.	201
1	GMS, Inc. (a)	—
5	H&E Equipment Services, Inc.	—
1	Lawson Products, Inc. (a)	—
9,035	MRC Global, Inc. (a)	128
1	Neff Corp., Class – A (a)	—
1	SiteOne Landscape Supply, Inc. (a)	—
90	TAL International Group, Inc.	1
104	Textainer Group Holdings Ltd.	1
6	Univar, Inc. (a)	—
2,105	Watsco, Inc.	296
35	WESCO International, Inc. (a)	2

		1,690

	Transportation Infrastructure — 0.00%
2	Wesco Aircraft Holdings, Inc. (a)	—

	Water Utilities — 0.00%
3	American States Water Co.	—
4	California Water Service Group	—
2	Middlesex Water Co.	—
2	The York Water Co.	—

		—

	Wireless Telecommunication Services — 0.00%
3	Boingo Wireless, Inc. (a)	—
8	Shenandoah Telecommunications Co.	—
70	Spok Holdings, Inc.	2

		2

	Total Common Stocks	85,846

	Contingent Rights — 0.00%
	Biotechnology — 0.00%
500	Clinical Data, Inc.* (a)(c)	—
24	Dyax Corp. CVR* (a)	—

		—

	Technology Hardware, Storage & Peripherals — 0.00%
1,000	Gerber Scientific, Inc.* (a)(b)(d)	—

	Wireless Telecommunication Services — 0.00%
260	Leap Wireless International, Inc.* (a)(d)	—

	Total Contingent Rights	—

	Time Deposit — 2.82%
$2,779	State Street Liquidity Management Control System Eurodollar Time Deposit, 0.01%, 7/1/16	2,779

	Total Time Deposit	2,779

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization–Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares or Principal Amount (000)	Security Description	Value (000)
	Mutual Funds — 9.88%
332,796	Federated Treasury Obligations Fund, Institutional Shares, 0.25%^^ (e)	$333
519,574	SSgA Prime Money Market Fund, 0.38% (e)	520
8,880,062	SSgA Treasury Money Market Fund, 0.09% (e)	8,879

	Total Mutual Funds	9,732

	Repurchase Agreement — 0.24%
$233	Jefferies LLC, 0.55%, 7/1/16 (Purchased on 6/30/16, proceeds at maturity $233,383 collateralized by U.S. Treasury Obligations, 0.27% – 2.24%, 8/15/16 – 11/15/45 fair value $238,047)^^	233

	Total Repurchase Agreement	233

	Total Investments (cost $80,552) — 100.14%	98,590
	Liabilities in excess of other assets — (0.14)%	(134)

	Net Assets — 100.00%	$98,456

Amounts	designated as “—” are $0 or have been rounded to $0.

*	Security was fair valued on June 30, 2016 and represents a Level 2 security. Refer to Note 2 in the Notes to Financial Statements.

^	All or part of this security was on loan as of June 30, 2016. The total value of securities on loan as of June 30, 2016, was $584 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2016.
(a)	Represents non-income producing security.

(b)	These securities have been deemed illiquid by the Specialist Manager and represent 0.00% of the Portfolio’s net assets.

(c)	Rights entitle the Portfolio to cash based on the company’s achievement of milestones in connection with a pharmaceutical drug that was brought to market.

(d)	Rights entitle the Portfolio to cash based on any net recoveries obtained by the company in connection with certain claims of patent infringement.

(e)	The rate disclosed is the rate in effect on June 30, 2016.

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization–Mid Capitalization Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2016

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager.

The Small Capitalization-Mid Capitalization Equity Portfolio	Ariel Investments, LLC	Cupps Capital Management, LLC	Frontier Capital Management Company, LLC	IronBridge Capital Management LP	Mellon Capital Management Corporation	Parametric Portfolio Associates, LLC	Pzena Investment Management, LLC	HC Capital Solutions	Total
Common Stocks	4.02%	12.62%	28.64%	35.40%	0.82%	—	5.70%	—	87.20%
Contingent Rights	—	—	—	—	0.00%	—	—	—	0.00%
Time Deposit	0.25%	—	1.05%	1.36%	—	—	0.16%	—	2.82%
Mutual Funds	—	0.53%	0.34%	—	0.01%	6.98%	—	2.02%	9.88%
Repurchase Agreement	—	—	0.24%	—	—	—	—	—	0.24%
Other Assets (Liabilities)	0.02%	-0.14%	-0.56%	-0.01%	—	0.55%	—	—	-0.14%

Total Net Assets	4.29%	13.01%	29.71%	36.75%	0.83%	7.53%	5.86%	2.02%	100.00%

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2016.

Long Futures

Number of Contracts	Futures Contracts Positions^	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
54	Russell 2000 Mini Index Future	$6,196	9/16/16	$(61)

	Net Unrealized Appreciation/(Depreciation)			$(61)

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization–Mid Capitalization Equity Portfolio

Portfolio of Investments — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks — 81.26%
	Aerospace & Defense — 0.99%
2,537	Astronics Corp. (a)	$84
7,425	Cubic Corp.	298
13,405	Curtiss-Wright Corp.	1,130
231	Ducommun, Inc. (a)	5
6,045	Esterline Technologies Corp. (a)	375
44	National Presto Industries, Inc.	4
98	Triumph Group, Inc.	3

		1,899

	Air Freight & Logistics — 0.05%
128	Atlas Air Worldwide Holdings, Inc. (a)	5
3,246	XPO Logistics, Inc. (a)	86

		91

	Airlines — 2.02%
9,323	American Airlines Group, Inc.	264
105	Copa Holdings SA, Class – A	5
3,921	Hawaiian Holdings, Inc. (a)	149
25,011	JetBlue Airways Corp. (a)	414
4,385	Spirit Airlines, Inc. (a)	197
44,371	United Continental Holdings, Inc. (a)	1,821
55,716	Volaris Aviation Holding Co., ADR (a)	1,041

		3,891

	Auto Components — 0.86%
114	Cooper Tire & Rubber Co.	3
23,966	Dana Holding Corp.	253
22,540	Fox Factory Holding Corp. (a)	392
230	Metaldyne Performance Group, Inc.	3
14,441	Modine Manufacturing Co. (a)	127
16,317	Stoneridge, Inc. (a)	244
13,372	Tenneco, Inc. (a)	624
158	Tower International, Inc.	3

		1,649

	Banks — 5.08%
149	1st Source, Inc.	5
211	American National Bankshares, Inc.	5
20,625	Associated Banc-Corp.	354
20,691	Banc of California, Inc.	375
177	Banco Latinoamericano de Comercio Exterior SA, Class – E	5
4,233	Bank of the Ozarks, Inc.	159
26,810	BankUnited, Inc.	824
24,420	Banner Corp.	1,039
4,561	BB&T Corp.	162
20,252	BBCN Bancorp, Inc.	302
252	CNB Financial Corp.	4
41,188	Columbia Banking System, Inc.	1,156
146	Community Trust Bancorp, Inc.	5
9,461	Cullen/Frost Bankers, Inc.	603
214	Fidelity Southern Corp.	3
193	Financial Institutions, Inc.	5
1,409	First Bancorp (a)	6
276	First Bancorp	5
188	First Business Financial Services, Inc.	4
20	First Citizens BancShares, Inc., Class – A	5

Shares	Security Description	Value (000)
	Banks (continued)
268	First Community Bancshares, Inc.	$6
132	First Financial Corp.	5
160	First Interstate BancSystem, Inc., Class – A	4
14,315	First Midwest BanCorp, Inc.	251
440	First Niagara Financial Group, Inc.	4
272	FirstMerit Corp.	6
159	Great Western Bancorp, Inc.	5
184	Hancock Holding Co.	5
125	Heartland Financial USA, Inc.	4
10,029	Home Bancshares, Inc.	198
175	Horizon Bancorp	4
315	Independent Bank Corp.	5
170	International Bancshares Corp.	4
50,950	Investors Bancorp, Inc.	565
410	Lakeland Bancorp, Inc.	5
210	MainSource Financial Group, Inc.	5
134	National Bankshares, Inc.	5
170	NBT Bancorp, Inc.	5
32,533	PacWest Bancorp	1,293
272	Peoples Bancorp, Inc.	6
14,391	Popular, Inc.	421
292	Sierra Bancorp	5
1,306	Signature Bank (a)	163
8,780	SVB Financial Group (a)	836
8,375	Synovus Financial Corp.	243
13,480	TCF Financial Corp.	171
286	Triumph Bancorp, Inc. (a)	5
189	Trustmark Corp.	5
230	Univest Corp. of Pennsylvania	5
14,851	Webster Financial Corp.	504

		9,769

	Biotechnology — 1.82%
5,228	Acadia Pharmaceuticals, Inc.^ (a)	170
5,411	Acceleron Pharma, Inc. (a)	184
150	Acorda Therapeutics, Inc. (a)	4
530	Alkermes PLC (a)	23
24,125	Celldex Therapeutics, Inc. (a)	106
10,959	Cepheid, Inc. (a)	337
165	Emergent BioSolutions, Inc. (a)	5
4,630	Five Prime Therapeutics, Inc. (a)	191
9,590	Intrexon Corp. (a)	236
4,640	Ionis Pharmaceuticals, Inc. (a)	108
8,379	Medivation, Inc. (a)	505
10,512	Myriad Genetics, Inc. (a)	322
3,135	Neurocrine Biosciences, Inc. (a)	142
4,880	Ophthotech Corp. (a)	249
1,662	PDL BioPharma, Inc.	5
2,180	Prothena Corp. PLC (a)	76
14,085	Repligen Corp. (a)	385
11,596	Sangamo BioSciences, Inc. (a)	67
7,550	Seattle Genetics, Inc. (a)	305
1,815	Ultragenyx Pharmaceutical, Inc. (a)	89

		3,509

	Building Products — 1.78%
5,988	Armstrong World Industries, Inc. (a)	234

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization–Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Building Products (continued)
22,790	Builders FirstSource, Inc. (a)	$256
10,957	CaesarStone Sdot Yam Ltd. (a)	381
17,982	Gibraltar Industries, Inc. (a)	568
2,276	Lennox International, Inc.	325
5,205	Masonite International Corp. (a)	344
6,678	Trex Co., Inc. (a)	300
10,983	Universal Forest Products, Inc.	1,018

		3,426

	Capital Markets — 0.90%
7,507	Artisan Partners Asset Management, Inc., Class – A	208
533	Calamos Asset Management, Inc., Class – A	4
9,882	E*Trade Financial Corp. (a)	232
11,181	Greenhill & Co., Inc.	180
229	Houlihan Lokey, Inc.	5
3,678	Interactive Brokers Group, Inc., Class – A	130
5,316	LPL Financial Holdings, Inc.	120
297	Oppenheimer Holdings, Inc., Class – A	5
7,270	Raymond James Financial, Inc.	358
15,656	Stifel Financial Corp. (a)	492

		1,734

	Chemicals — 2.38%
133	A. Schulman, Inc.	3
5,092	Albemarle Corp.	404
267	Axiall Corp.	9
97	Cabot Corp.	4
10,412	FMC Corp.	482
302	FutureFuel Corp.	3
408	Huntsman Corp.	5
3,729	Innophos Holdings, Inc.	157
234	Koppers Holdings, Inc. (a)	7
24,826	Kraton Performance Polymers, Inc. (a)	693
713	Kronos Worldwide, Inc.	4
9,003	Methanex Corp.	262
2,293	NewMarket Corp.	951
13,630	PolyOne Corp.	480
13,370	Sensient Technologies Corp.	951
81	Stepan Co.	5
35,180	Tronox Ltd., Class – A	155

		4,575

	Commercial Services & Supplies — 0.88%
5,170	ABM Industries, Inc.	189
501	ACCO Brands Corp. (a)	5
33,394	ARC Document Solutions, Inc. (a)	130
60	Deluxe Corp.	4
201	Ennis, Inc.	4
10,322	Essendant, Inc.	315
6,521	Interface, Inc.	99
6,852	KAR Auction Services, Inc.	286
136	McGrath RentCorp	4
5,770	Multi-Color Corp.	366
460	Quad Graphics, Inc.	11
240	R.R. Donnelley & Sons Co.	4
210	Steelcase, Inc., Class – A	3

Shares	Security Description	Value (000)
	Commercial Services & Supplies (continued)
8,311	Tetra Tech, Inc.	$256
36	UniFirst Corp.	4
60	VSE Corp.	4
160	West Corp.	3

		1,687

	Communications Equipment — 0.26%
199	BEL Fuse, Inc., Class – B	4
386	Black Box Corp.	5
400	Brocade Communications Systems, Inc.	4
180	Comtech Telecommunications Corp.	2
83	EchoStar Corp., Class – A (a)	3
71,080	ShoreTel, Inc. (a)	475

		493

	Construction & Engineering — 1.37%
4,690	Dycom Industries, Inc. (a)	421
12,772	Granite Construction, Inc.	582
13,878	KBR, Inc.	184
33,740	MasTec, Inc. (a)	753
186	MYR Group, Inc. (a)	4
8,863	Primoris Services Corp.	168
223	Tutor Perini Corp. (a)	5
3,820	Valmont Industries, Inc.	517

		2,634

	Construction Materials — 0.70%
8,603	Eagle Materials, Inc., Class – A	664
7,602	Headwaters, Inc. (a)	136
1,997	Martin Marietta Materials, Inc.	383
7,615	Summit Materials, Inc., Class – A (a)	156

		1,339

	Consumer Finance — 0.21%
17,507	Green Dot Corp., Class – A (a)	402
160	Nelnet, Inc., Class – A	6
290	Santander Consumer USA Holdings, Inc. (a)	3

		411

	Containers & Packaging — 1.22%
12,761	AptarGroup, Inc.	1,010
34,436	Berry Plastics Group, Inc. (a)	1,337
125	Greif, Inc., Class – A	5

		2,352

	Diversified Consumer Services — 0.88%
24,036	2U, Inc. (a)	707
271	American Public Education, Inc. (a)	8
9,965	Bright Horizons Family Solutions, Inc. (a)	661
113	Capella Education Co.	6
49,308	Career Education Corp. (a)	293
224	DeVry Education Group, Inc.	4
11	Graham Holdings Co.	5
92	Strayer Education, Inc. (a)	5

		1,689

	Diversified Financial Services — 0.19%
638	Gain Capital Holdings, Inc.	4
20,393	Leucadia National Corp.	353
279	Marlin Business Services Corp.	5

		362

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization–Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Diversified Telecommunication Services — 0.67%
32,074	Cogent Communications Group, Inc.	$1,285
110	Hawaiian Telcom Holdco, Inc. (a)	2
285	IDT Corp.	4
411	Iridium Communications, Inc. (a)	4

		1,295

	Electric Utilities — 0.02%
221	PNM Resources, Inc.	8
164	Portland General Electric Co.	7
332	Spark Energy, Inc., Class – A	11
259	The Empire District Electric Co.	9

		35

	Electrical Equipment — 1.54%
4,575	Acuity Brands, Inc.	1,134
7,070	AZZ, Inc.	424
6,140	Encore Wire Corp.	229
6,371	EnerSys	379
15,838	Generac Holdings, Inc. (a)	554
18,692	General Cable Corp.	238
84	Preformed Line Products Co.	3
55	Regal-Beloit Corp.	3

		2,964

	Electronic Equipment, Instruments & Components — 4.67%
5,500	Anixter International, Inc. (a)	293
285	AVX Corp.	4
17,978	Belden, Inc.	1,084
170	Benchmark Electronics, Inc. (a)	4
2,570	Coherent, Inc. (a)	236
29,288	Control4 Corp. (a)	239
100	Dolby Laboratories, Inc., Class – A	5
20,637	DTS, Inc. (a)	546
364	Electro Rent Corp.	6
37	ePlus, Inc. (a)	3
170	Fabrinet (a)	6
43,523	Flextronics International Ltd. (a)	514
10,125	II-VI, Inc. (a)	190
11,382	Insight Enterprises, Inc. (a)	296
4,423	IPG Photonics Corp. (a)	354
13,596	Itron, Inc. (a)	586
24,750	Jabil Circuit, Inc.	457
335	Kimball Electronics, Inc. (a)	4
7,318	Littelfuse, Inc.	865
116	Methode Electronics, Inc.	4
11,851	Orbotech Ltd. (a)	303
153	PC Connection, Inc.	4
98	Plexus Corp. (a)	4
28,268	QLogic Corp. (a)	417
9,096	Rogers Corp. (a)	556
169	Sanmina Corp. (a)	5
8,275	ScanSource, Inc. (a)	307
38	SYNNEX Corp.	4
53	Tech Data Corp. (a)	4
18,876	Trimble Navigation Ltd. (a)	460
515	TTM Technologies, Inc. (a)	4

Shares	Security Description	Value (000)
	Electronic Equipment, Instruments & Components (continued)
16,268	Universal Display Corp. (a)	$1,102
5,090	VeriFone Systems, Inc. (a)	94
300	Vishay Intertechnology, Inc.	4

		8,964

	Energy Equipment & Services — 0.48%
227	Atwood Oceanics, Inc.	3
156	Diamond Offshore Drilling, Inc.	4
3,099	Dril-Quip, Inc. (a)	181
212	Ensco PLC, Class – A, ADR	2
211	Exterran Corp. (a)	3
59,575	Key Energy Services, Inc. (a)	14
262	Noble Corp. PLC	2
161	PHI, Inc. (a)	3
38,789	Superior Energy Services, Inc.	713

		925

	Food & Staples Retailing — 0.81%
11,704	Casey’s General Stores, Inc.	1,540
89	Ingles Markets, Inc., Class – A	3
245	SpartanNash Co.	7
187	Village Super Market, Inc., Class – A	5

		1,555

	Food Products — 0.58%
14,678	Amplify Snack Brands, Inc. (a)	217
110	Cal-Maine Foods, Inc.^	5
6,005	Darling Ingredients, Inc. (a)	89
113	Fresh Del Monte Produce, Inc.	6
6,520	J&J Snack Foods Corp.	777
85	John B Sanfilippo & Son, Inc.	4
217	Omega Protein Corp. (a)	4
71	Sanderson Farms, Inc.	6
2	Seaboard Corp. (a)	6

		1,114

	Gas Utilities — 0.92%
112	Southwest Gas Corp.	9
39,138	UGI Corp.	1,771

		1,780

	Health Care Equipment & Supplies — 6.94%
14,255	Abiomed, Inc. (a)	1,558
8,920	Cantel Medical Corp.	613
18,773	Cardiovascular Systems, Inc. (a)	345
8,215	ConforMIS, Inc. (a)	58
17,621	DexCom, Inc. (a)	1,398
6,002	Edwards Lifesciences Corp. (a)	599
283	Exactech, Inc. (a)	8
120	Halyard Health, Inc. (a)	4
13,730	HeartWare International, Inc. (a)	793
25,861	Insulet Corp. (a)	782
5,670	Integra LifeSciences Holdings Corp. (a)	452
13,222	Neogen Corp. (a)	744
17,032	Nevro Corp. (a)	1,256
12,105	NxStage Medical, Inc. (a)	262
4,894	Penumbra, Inc. (a)	291
18,070	STERIS PLC	1,242
24,817	Tandem Diabetes Care, Inc. (a)	187

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization–Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Health Care Equipment & Supplies (continued)
5,808	The Cooper Cos., Inc.	$996
21,990	West Pharmaceutical Services, Inc.	1,670
3,007	Zeltiq Aesthetics, Inc. (a)	82

		13,340

	Health Care Providers & Services — 2.10%
25,641	Acadia Healthcare Co., Inc. (a)	1,420
172	Aceto Corp.	4
100	Air Methods Corp. (a)	4
109	Almost Family, Inc. (a)	5
29	Chemed Corp.	4
157	Community Health Systems, Inc. (a)	2
6,490	Diplomat Pharmacy, Inc. (a)	227
1,322	Five Star Quality Care, Inc. (a)	3
137	HealthSouth Corp.	5
345	Kindred Healthcare, Inc.	4
98	LHC Group, Inc. (a)	4
15,573	LifePoint Hospitals, Inc. (a)	1,018
94	Magellan Health Services, Inc. (a)	6
5,279	MEDNAX, Inc. (a)	382
65	Molina Heathcare, Inc. (a)	3
71	National Healthcare Corp.	5
3,949	Owens & Minor, Inc.	148
95	Patterson Cos., Inc.	5
92	Providence Service Corp. (a)	4
39	Quorum Health Corp. (a)	–
355	Select Medical Holdings Corp. (a)	4
8,997	Surgical Care Affiliates, Inc. (a)	429
140	Tenet Healthcare Corp. (a)	4
176	The Ensign Group, Inc.	4
13,801	Triple-S Management Corp., Class – A (a)	337
50	WellCare Health Plans, Inc. (a)	5

		4,036

	Health Care Technology — 0.35%
220	Inovalon Holdings, Inc., Class – A (a)	4
19,583	Omnicell, Inc. (a)	670

		674

	Hotels, Restaurants & Leisure — 1.97%
350	Bloomin’ Brands, Inc.	6
553	Bravo Brio Restaurant Group, Inc. (a)	5
5,892	Buffalo Wild Wings, Inc. (a)	819
10,500	Chuy’s Holdings, Inc. (a)	363
119	Hyatt Hotels Corp., Class – A (a)	6
165	International Speedway Corp., Class – A	6
369	Interval Leisure Group, Inc.	6
290	Marcus Corp.	6
9,980	Planet Fitness, Inc., Class – A (a)	188
319	SeaWorld Entertainment, Inc.	5
5,995	Shake Shack, Inc., Class – A^ (a)	218
260	Speedway Motorsports, Inc.	5
10,478	Texas Roadhouse, Inc., Class – A	478
10,847	Vail Resorts, Inc.	1,498
4,845	Zoe’s Kitchen, Inc. (a)	176

		3,785

Shares	Security Description	Value (000)
	Household Durables — 0.86%
1,885	Cavco Industries, Inc. (a)	$177
154	CSS Industries, Inc.	4
92	Flexsteel Industries, Inc.	4
5,268	Harman International Industries, Inc.	378
5,130	Helen of Troy Ltd. (a)	528
18,136	Libbey, Inc.	288
348	Lifetime Brands, Inc.	5
3,943	Universal Electronics, Inc. (a)	285

		1,669

	Household Products — 0.00%
127	Central Garden & Pet Co., Class – A (a)	3

	Independent Power and Renewable Electricity Producers — 0.01%
582	NRG Energy, Inc., Class – C	9
477	NRG Yield, Inc., Class – C	7

		16

	Industrial Conglomerates — 0.07%
1,342	Carlisle Cos., Inc.	142

	Insurance — 3.21%
501	Alleghany Corp. (a)	275
23,916	American Equity Investment Life Holding Co.	341
23,050	American Financial Group, Inc.	1,705
42	American National Insurance Co.	5
19,480	Argo Group International Holdings Ltd.	1,010
5,165	Aspen Insurance Holdings Ltd.	240
175	Assured Guaranty Ltd.	4
176	EMC Insurance Group, Inc.	5
13,225	Endurance Specialty Holdings Ltd.	888
2,790	Everest Re Group Ltd.	510
12,725	Genworth Financial, Inc., Class – A (a)	33
372	Hallmark Financial Services, Inc. (a)	4
125	HCI Group, Inc.	3
272	Maiden Holdings Ltd.	3
17	National Western Life Group, Inc., Class – A	3
1,115	Primerica, Inc.	64
17,390	Stewart Information Services Corp.	720
6,180	W.R. Berkley Corp.	370

		6,183

	Internet & Catalog Retail — 0.06%
443	1-800-FLOWERS.COM, Inc., Class – A (a)	4
2,884	Wayfair, Inc., Class – A^ (a)	112

		116

	Internet Software & Services — 1.27%
4,001	Akamai Technologies, Inc. (a)	224
334	Bankrate, Inc. (a)	2
465	Blucora, Inc. (a)	5
53,467	Brightcove, Inc. (a)	470
486	DHI Group, Inc. (a)	3
603	EarthLink Holdings Corp.	4
6,885	GoDaddy, Inc., Class – A (a)	215
34,817	Gogo, Inc.^ (a)	292
58	j2 Global, Inc.	4
4,118	LogMeln, Inc. (a)	261
748	Monster Worldwide, Inc. (a)	2
18,064	New Relic, Inc. (a)	530

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization–Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Internet Software & Services (continued)
10,955	Q2 Holdings, Inc. (a)	$307
410	United Online, Inc. (a)	5
6,698	Web.com Group, Inc. (a)	122

		2,446

	IT Services — 1.90%
100	Blackhawk Network Holdings, Inc. (a)	3
156	Booz Allen Hamilton Holding Corp.	5
48	CACI International, Inc., Class – A (a)	4
128	Cardtronics, Inc. (a)	5
82	Cass Information Systems, Inc.	4
212	Convergys Corp.	5
114	CoreLogic, Inc. (a)	4
145	CSG Systems International, Inc.	6
163	CSRA, Inc.	4
636	Datalink Corp. (a)	5
3,647	Euronet Worldwide, Inc. (a)	252
1,219	Everi Holdings, Inc. (a)	1
13,928	Global Payments, Inc.	995
17,066	Jack Henry & Associates, Inc.	1,490
82	Leidos Holdings, Inc.	4
1,065	Lionbridge Technologies, Inc. (a)	4
146	ManTech International Corp., Class – A	6
10,780	MAXIMUS, Inc.	597
189	NeuStar, Inc., Class – A (a)	4
288	Perficient, Inc. (a)	6
100	Science Applications International Corp.	6
147	Sykes Enterprises, Inc. (a)	4
165	TeleTech Holdings, Inc.	4
264	The Hackett Group, Inc.	4
8,208	WNS (Holdings) Ltd., ADR (a)	222

		3,644

	Leisure Products — 0.14%
25,196	Callaway Golf Co.	257
545	JAKKS Pacific, Inc. (a)	4
191	Johnson Outdoors, Inc., Class – A	5

		266

	Life Sciences Tools & Services — 0.92%
296	Albany Molecular Research, Inc. (a)	4
41	Bio-Rad Laboratories, Inc., Class – A (a)	6
70	Bio-Techne Corp.	8
273	Bruker Biosciences Corp.	6
15,379	Cambrex Corp. (a)	796
85	Charles River Laboratories International, Inc. (a)	7
1,922	Harvard Bioscience, Inc. (a)	5
3,541	Illumina, Inc. (a)	497
6,487	INC Research Holdings, Inc., Class – A (a)	247
283	Luminex Corp. (a)	6
92	PAREXEL International Corp. (a)	6
141	PRA Health Sciences, Inc. (a)	6
8,063	QIAGEN NV (a)	176
236	VWR Corp. (a)	7

		1,777

	Machinery — 2.83%
14,439	Actuant Corp., Class – A	326

Shares	Security Description	Value (000)
	Machinery (continued)
67	AGCO Corp.	$3
73	American Railcar Industries	3
5,190	Astec Industries, Inc.	291
223	Briggs & Stratton Corp.	5
13,375	Chart Industries, Inc. (a)	323
12,910	Columbus McKinnon Corp.	183
1,253	Commercial Vehicle Group, Inc. (a)	7
168	Freightcar America, Inc.	2
167	Global Brass & Copper Holdings, Inc.	5
63	Hyster-Yale Materials Handling, Inc., Class – A	4
10,080	IDEX Corp.	827
21,020	ITT, Inc.	672
295	Joy Global, Inc.	6
9,902	Lincoln Electric Holdings, Inc.	585
30,664	Meritor, Inc. (a)	221
173	Miller Industries, Inc.	4
91	Oshkosh Corp.	4
2,260	Proto Labs, Inc. (a)	130
7,463	Snap-on, Inc.	1,177
15,310	Terex Corp.	311
122	The Greenbrier Cos., Inc.	4
119	The Timken Co.	4
8,725	TriMas Corp. (a)	157
151	Trinity Industries, Inc.	3
338	Wabash National Corp. (a)	4
1,951	WABCO Holdings, Inc. (a)	179

		5,440

	Marine — 0.24%
7,352	Kirby Corp. (a)	459

	Media — 0.61%
110	AMC Entertainment Holdings, Inc., Class – A	3
235	Entercom Communications Corp.	3
166	Gannett, Inc. Com	2
85,587	Global Eagle Entertainment, Inc. (a)	568
622	Harte-Hanks, Inc.	1
10,785	Imax Corp. (a)	318
13,307	Lions Gate Entertainment Corp.	269
85	Sinclair Broadcast Group, Inc., Class – A	3
145	Time, Inc.	2
264	Townsquare Media, Inc., Class – A (a)	2
225	tronc, Inc.	3
55	Viacom, Inc., Class – A	3

		1,177

	Metals & Mining — 1.86%
11,302	Agnico-Eagle Mines Ltd.	605
61,668	Allegheny Technologies, Inc.^	787
16,556	Carpenter Technology Corp.	545
64,529	Coeur d’Alene Mines Corp. (a)	688
260	Commercial Metals Co.	4
78,373	Ferroglobe PLC	675
8,740	Schnitzer Steel Industries, Inc., Class – A	154
5,151	Steel Dynamics, Inc.	126

		3,584

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization–Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Multiline Retail — 0.00%
101	Big Lots, Inc.	$5
69	Dillard’s, Inc., Class – A	4

		9

	Multi-Utilities — 0.55%
177	Avista Corp.	8
16,703	Black Hills Corp.	1,052
177	Unitil Corp.	8

		1,068

	Oil, Gas & Consumable Fuels — 1.63%
196	Alon USA Energy, Inc.	1
38,009	Carrizo Oil & Gas, Inc. (a)	1,362
124	Delek US Holdings, Inc.	2
17,470	Energen Corp.	842
542	Hallador Energy Co.	3
14,077	Interoil Corp. (a)	634
8,700	Murphy Oil Corp.	276
63	REX American Resources Corp. (a)	4
100	Targa Resources Corp.	4
150	Teekay Shipping Corp.	1
77	Western Refining, Inc.	2

		3,131

	Paper & Forest Products — 0.67%
11,611	Boise Cascade Co. (a)	266
5,491	Clearwater Paper Corp. (a)	359
100	Domtar Corp.	4
37,178	Louisiana-Pacific Corp. (a)	645
267	P.H. Glatfelter Co.	5
100	Schweitzer-Mauduit International, Inc.	4

		1,283

	Personal Products — 0.00%
56	Nu Skin Enterprises, Inc., Class – A	3
57	Nutraceutical International Corp. (a)	1

		4

	Pharmaceuticals — 0.26%
226	Catalent, Inc. (a)	5
127	Impax Laboratories, Inc. (a)	4
6,699	Intra-Cellular Therapies, Inc. (a)	259
141	Lannett Co., Inc. (a)	3
14,658	Nektar Therapeutics (a)	209
161	Phibro Animal Health Corp., Class – A	3
119	Prestige Brands Holdings, Inc. (a)	7
377	Sagent Pharmaceuticals, Inc. (a)	6
673	SciClone Pharmaceuticals, Inc. (a)	9
145	The Medicines Co. (a)	5

		510

	Professional Services — 0.31%
379	CBIZ, Inc. (a)	4
9,970	Exponent, Inc.	583
277	Kelly Services, Inc., Class – A	5

		592

	Real Estate Investment Trusts — 3.96%
29,260	Acadia Realty Trust	1,039
464	AG Mortgage Investment Trust, Inc.	7

Shares	Security Description	Value (000)
	Real Estate Investment Trusts (continued)
12,647	Alexandria Real Estate Equities, Inc.	$1,310
442	American Capital Mortgage Investment Corp.	7
1,400	Anworth Mortgage Asset Corp.	7
470	Apollo Residential Mortgage, Inc.	6
294	ARMOUR Residential REIT, Inc.	6
1,001	Ashford Hospitality Trust	5
637	Capstead Mortgage Corp.	6
453	CBL & Associates Properties, Inc.	4
888	Cedar Realty Trust, Inc.	7
325	Colony Capital, Inc., Class – A	5
4,715	Coresite Realty Corp.	418
858	CYS Investments, Inc.	7
6,724	DiamondRock Hospitality Co.	61
192	DuPont Fabros Technology, Inc.	9
985	Dynex Capital, Inc.	7
16,681	EastGroup Properties, Inc.	1,151
23,720	Equity Commonwealth (a)	691
519	First Potomac Realty Trust	5
15,745	Four Corners Property Trust, Inc.	324
429	Hatteras Financial Corp.	7
473	Invesco Mortgage Capital	6
837	Investors Real Estate Trust	5
27	Ladder Capital Corp.	–
772	Lexington Realty Trust	8
10,290	MGM Growth Properties LLC, Class – A	275
5,113	Mid-America Apartment Communities, Inc.	544
12,280	National Health Investors, Inc.	922
535	New Residential Investment Corp.	7
302	Pennsylvania Real Estate Investment Trust	6
77	PS Business Parks, Inc.	8
2,366	RAIT Financial Trust	7
35,305	Redwood Trust, Inc.	488
2,405	Sovran Self Storage, Inc.	252
574	Western Asset Mortgage Capital Corp.	5
600	WP GLIMCHER, Inc.	7

		7,629

	Real Estate Management & Development — 0.00%
157	RE/MAX Holdings, Inc., Class – A	6

	Road & Rail — 0.13%
218	ArcBest Corp.	4
270	Covenant Transportation Group, Inc., Class – A (a)	5
15,224	Swift Transportation Co. (a)	234

		243

	Semiconductors & Semiconductor Equipment — 5.14%
5,608	Advanced Energy Industries, Inc. (a)	213
919	Amkor Technology, Inc. (a)	5
3,395	Cavium, Inc. (a)	131
5,225	Cirrus Logic, Inc. (a)	203
465	Cohu, Inc.	5
14,927	Cree, Inc. (a)	365
106,852	Cypress Semiconductor Corp.	1,128
9,795	Diodes, Inc. (a)	184
438	Entegris, Inc. (a)	6
22,303	Fairchild Semiconductor International, Inc. (a)	443

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization–Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Semiconductors & Semiconductor Equipment (continued)
16,817	Integrated Device Technology, Inc. (a)	$339
483	IXYS Corp.	5
11,585	MA-COM Technology Solutions Holdings, Inc.(a)	382
11,094	Maxim Integrated Products, Inc.	396
5,513	Mellanox Technologies Ltd. (a)	264
14,160	MKS Instruments, Inc.	610
10,837	Monolithic Power Systems, Inc.	740
52,548	ON Semiconductor Corp. (a)	463
421	Photronics, Inc. (a)	4
17,905	Qorvo, Inc. (a)	990
104,918	QuickLogic Corp. (a)	102
5,838	Semtech Corp. (a)	139
3,209	Silicon Laboratories, Inc. (a)	156
10,832	Skyworks Solutions, Inc.	685
4,859	Synaptics, Inc. (a)	261
17,032	Tessera Technologies, Inc.	522
1,194	Ultra Clean Holdings, Inc. (a)	7
29,666	Ultratech, Inc. (a)	681
27,930	Veeco Instruments, Inc. (a)	463
933	Xcerra Corp. (a)	5

		9,897

	Software — 7.12%
4,895	Blackbaud, Inc.	332
595	CDK Global, Inc.	33
10,260	CyberArk Software Ltd. (a)	498
155	Ebix, Inc.	7
10,425	Electronic Arts, Inc. (a)	790
14,777	Ellie Mae, Inc. (a)	1,355
365	EPIQ Systems, Inc.	5
2,320	Fair Isaac Corp.	262
12,598	Fleetmatics Group Ltd. (a)	546
12,905	Fortinet, Inc. (a)	408
9,728	Guidewire Software, Inc. (a)	601
9,425	HubSpot, Inc. (a)	409
11,250	Manhattan Associates, Inc. (a)	721
281	Mentor Graphics Corp.	6
1,767	Mobileye NV (a)	82
14,694	Nuance Communications, Inc. (a)	230
18,645	Paycom Software, Inc. (a)	806
16,680	Proofpoint, Inc. (a)	1,052
18,578	PTC, Inc. (a)	698
67,611	Rovi Corp. (a)	1,058
55,357	SeaChange International, Inc. (a)	177
22,577	Silver Spring Networks, Inc. (a)	274
2,237	The Ultimate Software Group, Inc. (a)	470
54,227	TiVo, Inc. (a)	537
10,609	Tyler Technologies, Inc. (a)	1,770
95	Zedge, Inc., Class – B (a)	—
23,147	Zendesk, Inc. (a)	611

		13,738

	Specialty Retail — 2.02%
416	Ascena Retail Group, Inc. (a)	3
502	Big 5 Sporting Goods Corp.	5

Shares	Security Description	Value (000)
	Specialty Retail (continued)
9,730	Burlington Stores, Inc. (a)	$648
133	GameStop Corp., Class – A	4
51	Group 1 Automotive, Inc.	3
15,246	MarineMax, Inc. (a)	259
9,090	Monro Muffler Brake, Inc.	578
98	Outerwall, Inc.^	4
663	Pier 1 Imports, Inc.	3
15,260	Rent-A-Center, Inc.	187
207	Shoe Carnival, Inc.	5
179	Sonic Automotive, Inc., Class – A	3
590	Stein Mart, Inc.	5
281	The Finish Line, Inc., Class – A	6
25,033	Tile Shop Holdings, Inc. (a)	498
703	Tilly’s, Inc., Class – A (a)	4
18,448	Tractor Supply Co.	1,681

		3,896

	Technology Hardware, Storage & Peripherals — 0.00%
88	Lexmark International, Inc., Class – A	3

	Textiles, Apparel & Luxury Goods — 0.96%
12,855	Columbia Sportswear Co.	739
122	Fossil Group, Inc. (a)	3
12,242	G-III Apparel Group Ltd. (a)	560
162	Movado Group, Inc.	4
27,096	Wolverine World Wide, Inc.	551

		1,857

	Thrifts & Mortgage Finance — 0.07%
157	Federal Agricultural Mortgage Corp., Class – C	5
120	First Defiance Financial Corp.	5
202	HomeStreet, Inc. (a)	4
871	TrustCo Bank Corp. NY	6
3,810	WSFS Financial Corp.	122

		142

	Tobacco — 0.16%
5,427	Universal Corp.	313

	Trading Companies & Distributors — 1.66%
179	Aircastle Ltd.	4
14,045	Applied Industrial Technologies, Inc.	634
20,837	Beacon Roofing Supply, Inc. (a)	947
23,242	BMC Stock Holdings, Inc. (a)	414
377	CAI International, Inc. (a)	3
8,712	GATX Corp.	383
16,888	MRC Global, Inc. (a)	240
216	TAL International Group, Inc.	3
249	Textainer Group Holdings Ltd.	3
4,001	Watsco, Inc.	563
85	WESCO International, Inc. (a)	4

		3,198

	Wireless Telecommunication Services — 0.00%
166	Spok Holdings, Inc.	3

	Total Common Stocks	156,421

	Contingent Rights — 0.00%
	Biotechnology — 0.00%
700	Clinical Data, Inc.* (a)(b)	—

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization–Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares or Principal Amount (000)	Security Description	Value (000)
	Technology Hardware, Storage & Peripherals — 0.00%
1,400	Gerber Scientific, Inc.* (a)(c)(d)	$—

	Total Contingent Rights	—

	Time Deposit — 2.46%
$4,739	State Street Liquidity Management Control System Eurodollar Time Deposit, 0.01%, 7/1/16	4,739

	Total Time Deposit	4,739

	Mutual Funds — 15.96%
800,304	Federated Treasury Obligations Fund, Institutional Shares, 0.25%^^ (e)	800
1,070,574	SSgA Prime Money Market Fund, 0.38% (e)	1,071
28,845,680	SSgA Treasury Money Market Fund, 0.09% (e)	28,846

	Total Mutual Funds	30,717

	Repurchase Agreement — 0.29%
$561	Jefferies LLC, 0.55%, 7/1/16 (Purchased on 6/30/16, proceeds at maturity $561,236 collateralized by U.S. Treasury Obligations, 0.27% – 2.24%, 8/15/16 – 11/15/45 fair value $572,452)^^	561

	Total Repurchase Agreement	561

	Total Investments (cost $156,456) — 99.97%	192,438
	Other assets in excess of liabilities — 0.03%	50

	Net Assets — 100.00%	$192,488

Amounts designated as “—” are $0 or have been rounded to $0.

*	Security was fair valued on June 30, 2016 and represents a Level 2 security. Refer to Note 2 in the Notes to Financial Statements.

^	All or part of this security was on loan as of June 30, 2016. The total value of securities on loan as of June 30, 2016, was $1,395 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2016.

(a)	Represents non-income producing security.

(b)	Rights entitle the Portfolio to cash based on the company’s achievement of milestones in connection with a pharmaceutical drug that was brought to market.

(c)	Rights entitle the Portfolio to cash based on any net recoveries obtained by the company in connection with certain claims of patent infringement.

(d)	These securities have been deemed illiquid by the Specialist Manager and represent 0.00% of the Portfolio’s net assets.

(e)	The rate disclosed is the rate in effect on June 30, 2016.

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization–Mid Capitalization Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2016

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager.

The Institutional Small Capitalization- Mid Capitalization Equity Portfolio	Cupps Capital Management, LLC	Frontier Capital Management Company, LLC	IronBridge Capital Management LP	Mellon Capital Management Corporation	Parametric Portfolio Associates, LLC	Pzena Investment Management, LLC	HC Capital Solutions	Total
Common Stocks	13.29%	27.54%	34.54%	0.83%	—	5.06%	—	81.26%
Contingent Rights	—	—	—	0.00%	—	—	—	0.00%
Time Deposit	—	1.11%	1.22%	—	—	0.13%	—	2.46%
Mutual Funds	0.65%	0.32%	—	0.01%	12.38%	—	2.60%	15.96%
Repurchase Agreement	0.07%	0.22%	—	—	—	—	—	0.29%
Other Assets (Liabilities)	-0.31%	-0.52%	-0.01%	—	0.87%	—	—	0.03%

Total Net Assets	13.70%	28.67%	35.75%	0.84%	13.25%	5.19%	2.60%	100.00%

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2016.

Long Futures

Number of Contracts	Futures Contracts Positions^	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
215	Russell 2000 Mini Index Future	$24,669	9/16/16	$(190)

	Net Unrealized Appreciation/(Depreciation)			$(190)

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Real Estate Securities Portfolio

Portfolio of Investments — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks — 88.14%
	Health Care Providers & Services — 0.65%
7,290	Universal Health Services, Inc.	$978

	Hotels, Restaurants & Leisure — 1.50%
101,092	Hilton Worldwide Holdings, Inc.	2,278

	Real Estate Investment Trusts — 85.40%
47,307	Acadia Realty Trust	1,680
42,475	American Tower Corp.	4,826
108,005	Apartment Investment & Management Co., Class – A	4,770
49,481	AvalonBay Communities, Inc.	8,926
15,866	Big Yellow Group PLC	165
39,926	Boston Properties, Inc.	5,266
60,560	Corporate Office Properties Trust	1,791
14,300	CyrusOne, Inc.	796
152,218	Douglas Emmett, Inc.	5,407
175,658	Duke Realty Corp.	4,683
91,445	Empire State Realty Trust, Inc., Class – A	1,737
11,954	Equinix, Inc.	4,635
47,635	Equity Lifestyle Properties, Inc.	3,813
171,215	Equity One, Inc.	5,510
19,349	Essex Property Trust, Inc.	4,413
32,916	Extra Space Storage, Inc.	3,046
33,331	Federal Realty Investment Trust	5,518
146,874	Forest City Realty Trust, Inc., Class – A	3,277
159,736	General Growth Properties, Inc.	4,763
88,190	Healthcare Trust of America, Inc., Class – A	2,852
51,820	Highwoods Properties, Inc.	2,736
185,440	Host Hotels & Resorts, Inc.	3,006
26,955	National Health Investors, Inc.	2,024
141,206	Physicians Realty Trust	2,967
26,260	PS Business Parks, Inc.	2,786
26,363	Public Storage	6,738

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Real Estate Investment Trusts (continued)
45,600	QTS Realty Trust, Inc., Class – L	$2,553
70,885	Retail Properties of America, Inc., Class – A	1,198
170,231	Rexford Industrial Realty	3,590
62,451	Simon Property Group, Inc.	13,545
173,962	Store Capital Corp.	5,123
23,100	Sun Communities, Inc.	1,770
308,005	VEREIT, Inc.	3,123
4,727	Welltower, Inc.	360

		129,393

	Real Estate Management & Development — 0.59%
46,903	Kennedy-Wilson Holdings, Inc.	889

	Total Common Stocks	133,538

	Mutual Funds — 11.06%
3,183,064	DWS Government Cash Money Market Fund, 0.32% (a)	3,183
13,578,371	SSgA Treasury Money Market Fund, 0.09% (a)	13,578

	Total Mutual Funds	16,761

	Total Investments (cost $117,539) — 99.20%	150,299
	Other assets in excess of liabilities — 0.80%	1,213

	Net Assets — 100.00%	$151,512

(a)	The rate disclosed is the rate in effect on June 30, 2016.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Real Estate Securities Portfolio

Portfolio of Investments (concluded) — June 30, 2016

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager.

The Real Estate Securities Portfolio	Parametric Portfolio Associates, LLC	Wellington Management Company, LLP	HC Capital Solutions	Total
Common Stocks	—	88.14%	—	88.14%
Mutual Funds	3.35%	2.10%	5.61%	11.06%
Other Assets (Liabilities)	0.80%	—	—	0.80%

Total Net Assets	4.15%	90.24%	5.61%	100.00%

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2016.

Long Futures

Number of Contracts	Futures Contracts Positions^	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
143	Dow Jones U.S. Real Estate Index Future	$4,619	9/19/16	$208

	Net Unrealized Appreciation/(Depreciation)			$208

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Commodity Returns Strategy Portfolio

Portfolio of Investments — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks — 69.42%
	Australia — 3.65%
191,368	Alumina Ltd. (Metals & Mining)	$188
84,143	Amcor Ltd. (Containers & Packaging)	946
247,465	BHP Billiton Ltd. (Metals & Mining)	3,448
59,309	Boral Ltd. (Construction Materials)	278
350,724	Caltex Australia Ltd. (Oil, Gas & Consumable Fuels)	8,454
117,968	Fortescue Metals Group Ltd. (Metals & Mining)	316
554,489	Iluka Resources Ltd. (Metals & Mining)	2,733
126,965	Incitec Pivot Ltd. (Chemicals)	285
1,242,215	Medusa Mining Ltd. (Metals & Mining) (a)	593
568,706	Newcrest Mining Ltd. (Metals & Mining) (a)	9,853
936,100	Oceanagold Corp. (Metals & Mining)	3,573
28,243	Orica Ltd. (Chemicals)	263
381,933	Origin Energy Ltd. (Oil, Gas & Consumable Fuels)	1,668
30,247	Rio Tinto Ltd. (Metals & Mining)	1,046
413,050	Santos Ltd. (Oil, Gas & Consumable Fuels)	1,462
1,366,963	Western Areas Ltd. (Metals & Mining)*	2,232
160,474	Woodside Petroleum Ltd. (Oil, Gas & Consumable Fuels)	3,253

		40,591

	Austria — 0.30%
29,824	OMV AG (Oil, Gas & Consumable Fuels)	838
363,810	Schoeller-Bleckmann Oilfield Equipment AG, ADR (Energy Equipment & Services)	2,196
8,493	Voestalpine AG (Metals & Mining)	286

		3,320

	Belgium — 0.39%
5,292	Solvay SA (Chemicals)	494
73,570	Umicore SA (Chemicals)	3,800

		4,294

	Bermuda — 0.06%
654,000	Kunlun Energy Co. Ltd. (Oil, Gas & Consumable Fuels)	544
142,000	Nine Dragons Paper Holdings Ltd. (Paper & Forest Products)	109

		653

	Brazil — 1.32%
51,600	CompanhiaSiderurgica Nacional SA (CSN) (Metals & Mining) (a)	125
20,213	Cosan SA Industria e Comercio (Oil, Gas & Consumable Fuels)	210
20,577	Duratex SA (Paper & Forest Products)	54
18,900	FibriaCelulose SA (Paper & Forest Products)	127
652,012	PetroleoBrasileiro SA (Oil, Gas & Consumable Fuels) (a)	2,322
219,303	UltraparParticipacoes SA (Oil, Gas & Consumable Fuels)	4,848
1,287,720	Vale SA, ADR (Metals & Mining)^	6,516
97,510	Vale SA (Metals & Mining)	492

		14,694

	Canada — 8.14%
16,300	Agnico-Eagle Mines Ltd. (Metals & Mining)	872
9,687	Agrium, Inc. (Chemicals)	877

Shares	Security Description	Value (000)
	Canada (continued)
29,300	AltaGas Ltd. (Oil, Gas & Consumable Fuels)^	$712
75,000	ARC Resources Ltd. (Oil, Gas & Consumable Fuels)	1,284
235,307	Barrick Gold Corp., ADR (Metals & Mining)	5,024
80,300	Cameco Corp. (Oil, Gas & Consumable Fuels)^	882
306,269	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	9,450
2,100	Ccl Industries, Inc., Class – B (Containers & Packaging)	366
180,414	Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)	2,496
54,304	Eldorado Gold Corp. (Metals & Mining)	244
188,611	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	7,991
315,971	First Quantum Minerals Ltd. (Metals & Mining)^	2,218
12,240	Franco-Nevada Corp. (Metals & Mining)	931
160,998	Goldcorp, Inc. (Metals & Mining)	3,080
71,075	Husky Energy, Inc. (Oil, Gas & Consumable Fuels)	868
78,578	Imperial Oil Ltd. (Oil, Gas & Consumable Fuels)	2,480
64,260	Imperial Oil Ltd. (Oil, Gas & Consumable Fuels)	2,034
73,500	Inter Pipeline Ltd. (Oil, Gas & Consumable Fuels)^	1,559
37,500	Keyera Corp. (Oil, Gas & Consumable Fuels)	1,147
7,000	Methanex Corp. (Chemicals)	204
74,269	Pembina Pipelines Corp. (Oil, Gas & Consumable Fuels)	2,257
30,600	Peyto Exploration & Development Corp. (Oil, Gas & Consumable Fuels)^	821
59,546	Potash Corp. of Saskatchewan, Inc. (Chemicals)	967
6,035	PrairieSky Royalty Ltd. (Oil, Gas & Consumable Fuels)	115
246,651	Silver Wheaton Corp. (Metals & Mining)	5,807
708,122	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	19,647
42,997	Teck Cominco Ltd., Class – B (Metals & Mining)	566
167,947	Teck Resources Ltd., Class – B (Metals & Mining)	2,212
258,200	TransCanada Corp. (Oil, Gas & Consumable Fuels)^	11,685
76,206	Turquoise Hill Resources Ltd. (Metals & Mining) (a)	258
34,948	Uranium Participation Corp. (Capital Markets)(a), (b)	109
64,000	Veresen, Inc. (Oil, Gas & Consumable Fuels)^	542
22,300	Vermilion Energy, Inc. (Oil, Gas & Consumable Fuels)^	710
5,200	West Fraser Timber Co. Ltd. (Paper & Forest Products)	152

		90,567

	Chile — 0.09%
94,714	Empresas CMPC SA (Paper & Forest Products)	196
92,242	EmpresasCopec SA (Oil, Gas & Consumable Fuels)	809

		1,005

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Commodity Returns Strategy Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	China — 1.58%
300,000	Aluminum Corp. of China Ltd., H Shares (Metals & Mining)^ (a)	$95
93,700	Anhui Conch Cement Co. Ltd., H Shares (Construction Materials)	227
441,000	China Coal Energy Co. Ltd., H Shares (Oil, Gas & Consumable Fuels) (a)	231
3,937,000	China Oilfield Services Ltd., H Shares (Energy Equipment & Services)	3,059
5,521,869	China Petroleum & Chemical Corp., H Shares (Oil, Gas & Consumable Fuels)	3,990
744,300	China Shenhua Energy Co. Ltd., H Shares (Oil, Gas & Consumable Fuels)	1,384
3,865,302	CNOOC Ltd. (Oil, Gas & Consumable Fuels)	4,825
100,000	Jiangxi Copper Co. Ltd., H Shares (Metals & Mining)	112
4,566,729	PetroChina, H Shares (Oil, Gas & Consumable Fuels)	3,148
264,000	Sinopec Shanghai Petrochemical Co. Ltd., H Shares (Chemicals)	121
308,000	Yanzhou Coal Mining Co., H Shares (Oil, Gas & Consumable Fuels)^	201
443,000	Zijin Mining Group Co. Ltd., H Shares (Metals & Mining)	149

		17,542

	Colombia — 0.06%
30,543	Cementos Argos SA (Construction Materials)	125
814,818	Ecopetrol SA (Oil, Gas & Consumable Fuels) (a)	389
22,006	Grupo Argos SA (Construction Materials)	139

		653

	Curaçao — 2.56%
360,767	Schlumberger Ltd. (Energy Equipment & Services)	28,529

	Denmark — 0.12%
7,620	Christian Hansen Holding A/S (Chemicals)	501
16,657	Novozymes A/S, B Shares (Chemicals)	800

		1,301

	Finland — 0.18%
25,975	Neste Oil Oyj (Oil, Gas & Consumable Fuels)	931
41,709	Stora Enso Oyj, R Shares (Paper & Forest Products)	335
41,125	UPM-KymmeneOyj (Paper & Forest Products)	756

		2,022

	France — 1.98%
26,508	Air Liquide SA (Chemicals)	2,761
4,966	Arkema SA (Chemicals)	380
2,587	Imerys SA (Construction Materials)	165
22,973	Technip SA (Energy Equipment & Services)	1,243
365,125	Total SA (Oil, Gas & Consumable Fuels)	17,508

		22,057

	Germany — 1.37%
50,388	Aurubis AG (Metals & Mining)	2,291
70,770	BASF SE (Chemicals)	5,425
8,123	Evonik Industries AG (Chemicals)	242
10,089	HeidelbergCement AG (Construction Materials)	760

Shares	Security Description	Value (000)
	Germany (continued)
14,503	K+S AG – Registered (Chemicals)^	$297
6,935	Lanxess AG (Chemicals)	304
14,311	Linde AG (Chemicals)	1,994
105,149	Salzgitter AG (Metals & Mining)	2,780
9,502	Symrise AG (Chemicals)	648
24,173	ThyssenKrupp AG (Metals & Mining)	486

		15,227

	Greece — 0.01%
3,504	Titan Cement Co. SA (Construction Materials)	72

	Hungary — 0.04%
8,012	MOL Hungarian Oil & Gas PLC (Oil, Gas & Consumable Fuels)	464

	India — 0.38%
141,419	Reliance Industries Ltd., GDR (Oil, Gas & Consumable Fuels) (c)	4,037
21,972	Tata Steel Ltd., Registered Shares, GDR (Metals & Mining)	104
16,783	Vedanta Ltd., ADR (Metals & Mining)	132

		4,273

	Indonesia — 0.25%
2,377,300	PT Adaro Energy Tbk (Oil, Gas & Consumable Fuels)	155
111,600	PT Indocement Tunggal Prakarsa Tbk (Construction Materials)	144
224,700	PT Semen Gresik (Persero) Tbk (Construction Materials)	160
2,096,400	PT United Tractors Tbk (Machinery)	2,365

		2,824

	Ireland (Republic of) — 0.17%
63,352	CRH PLC (Construction Materials)	1,846

	Israel — 0.01%
38,536	Israel Chemicals Ltd. (Chemicals)	150

	Italy — 1.34%
913,976	EniSpA (Oil, Gas & Consumable Fuels)	14,719
357,554	SaipemSpA (Energy Equipment & Services)(a)	143

		14,862

	Japan — 2.30%
12,000	Air Water, Inc. (Chemicals)	177
97,000	Asahi Kasei Corp. (Chemicals)	675
22,100	Daicel Corp. (Chemicals)	229
7,900	Hitachi Chemical Co. Ltd. (Chemicals)	148
16,000	Hitachi Metals Ltd. (Metals & Mining)	163
19,300	Idemitsu Kosan Co. Ltd. (Oil, Gas & Consumable Fuels)	419
1,185,700	INPEX Corp. (Oil, Gas & Consumable Fuels)	9,274
35,100	JFE Holdings, Inc. (Metals & Mining)	458
150,000	JGC Corp. (Construction & Engineering)	2,148
14,400	JSR Corp. (Chemicals)	191
486,144	JX Holdings, Inc. (Oil, Gas & Consumable Fuels)	1,898
21,000	Kaneka Corp. (Chemicals)	140
17,000	Kansai Paint Co. Ltd. (Chemicals)	343
235,000	Kobe Steel Ltd. (Metals & Mining)	193

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Commodity Returns Strategy Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
26,100	Kuraray Co. Ltd. (Chemicals)	$311
4,100	Maruichi Steel Tube Ltd. (Metals & Mining)	143
89,800	Mitsubishi Chemical Holdings Corp. (Chemicals)	412
30,000	Mitsubishi Gas Chemical Co., Inc. (Chemicals)	157
84,000	Mitsubishi Materials Corp. (Metals & Mining)	201
62,000	Mitsui Chemicals, Inc. (Chemicals)	228
11,100	Nippon Paint Holdings Co. Ltd. (Chemicals)	274
59,000	Nippon Steel & Sumitomo Metal Corp. (Metals & Mining)	1,142
11,800	Nitto Denko Corp. (Chemicals)	749
60,000	Oji Paper Co. Ltd. (Paper & Forest Products)	230
31,615	Shin-Etsu Chemical Co. Ltd. (Chemicals)	1,852
41,300	Showa Shell Sekiyu K.K. (Oil, Gas & Consumable Fuels)^	386
99,000	Sumitomo Chemical Co. Ltd. (Chemicals)	409
38,000	Sumitomo Metal Mining Co. Ltd. (Metals & Mining)	387
89,000	Taiheiyo Cement Corp. (Construction Materials)	211
11,500	Taiyo Nippon Sanso Corp. (Chemicals)	106
71,000	Teijin Ltd. (Chemicals)	235
57,000	TonenGeneral Sekiyu K.K. (Oil, Gas & Consumable Fuels)^	519
105,000	Toray Industries, Inc. (Chemicals)	895
12,600	Toyo Seikan Kaisha Ltd. (Containers & Packaging)	241

		25,544

	Jersey — 1.45%
3,385,673	Glencore International PLC (Metals & Mining)	6,977
52,650	Petrofac Ltd. (Energy Equipment & Services)	547
76,836	Randgold Resources Ltd. (Metals & Mining)	8,621

		16,145

	Luxembourg — 0.18%
100,563	ArcelorMittal (Metals & Mining) (a)	458
103,430	Tenaris SA (Energy Equipment & Services)	1,495

		1,953

	Malaysia — 0.08%
387,550	Bumi Armada Berhad (Energy Equipment & Services) (a)	70
31,600	Lafarge Malayan Cement Berhad (Construction Materials)	61
212,200	Petronas Chemicals Group Berhad (Chemicals)	349
41,000	PetronasDaganganBerhad (Oil, Gas & Consumable Fuels)	238
544,300	SapuraKencana Petroleum Berhad (Energy Equipment & Services)	200

		918

	Mexico — 0.16%
1,079,074	Cemex SAB de CV (Construction Materials) (a)	668
293,934	Grupo Mexico SAB de CV, Series B (Metals & Mining)	688

Shares	Security Description	Value (000)
	Mexico (continued)
10,539	IndustriasPenoles SAB de CV (Metals & Mining)	$252
79,532	Mexichem SAB de CV (Chemicals)	168

		1,776

	Mongolia — 0.02%
21,677,800	Mongolian Mining Corp. (Metals & Mining)^ (a)	255

	Netherlands — 0.83%
19,079	Akzo Nobel NV (Chemicals)	1,185
9,289	Core Laboratories NV (Energy Equipment & Services)	1,151
13,979	Koninklijke DSM NV (Chemicals)	806
14,213	KoninklijkeVopak NV (Oil, Gas & Consumable Fuels)	707
71,786	LyondellBasell Industries NV, Class – A (Chemicals)	5,343

		9,192

	New Zealand — 0.03%
52,119	Fletcher Building Ltd. (Construction Materials)	320

	Norway — 1.35%
1,197,905	Norsk Hydro ASA (Metals & Mining)	4,388
476,962	Statoil ASA (Oil, Gas & Consumable Fuels)	8,247
124,418	TGS Nopec Geophysical Co. ASA (Energy Equipment & Services)	2,034
11,905	Yara International ASA (Chemicals)	378

		15,047

	Papua New Guinea — 0.14%
300,165	Oil Search Ltd. (Oil, Gas & Consumable Fuels)	1,515

	Peru — 0.02%
14,500	Compania de Minas Buenaventura SA, ADR (Metals & Mining) (a)	173

	Poland — 0.19%
3,383	GrupaAzoty SA (Chemicals)	59
15,267	GrupaLotos SA (Oil, Gas & Consumable Fuels) (a)	118
10,608	KGHM PolskaMiedz SA (Metals & Mining)	179
70,261	PolskiKoncernNaftowyOrlen SA (Oil, Gas & Consumable Fuels)	1,235
358,943	PolskieGornictwoNaftoweiGazownictwo SA (Oil, Gas & Consumable Fuels)	512
43,774	Synthos SA (Chemicals)	40

		2,143

	Portugal — 0.11%
85,082	GalpEnergia SGPS SA, B Shares (Oil, Gas & Consumable Fuels)	1,183

	Russia — 1.96%
1,296,017	Gazprom OAO – Sponsored ADR (Oil, Gas & Consumable Fuels)	5,600
110,532	LUKOIL PJSC, ADR (Oil, Gas & Consumable Fuels)	4,626
40,393	MMC Norilsk Nickel PJSC, ADR (Metals & Mining)	540
19,745	NovaTek OAO, Registered Shares, GDR (Oil, Gas & Consumable Fuels)	2,020
257,415	Rosneft Oil Co. OJSC, Registered Shares, GDR (Oil, Gas & Consumable Fuels)	1,324

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Commodity Returns Strategy Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Russia (continued)
15,568	Severstal, Registered Shares, GDR (Metals & Mining)	$171
350,184	Surgutneftegas, ADR (Oil, Gas & Consumable Fuels)	1,796
183,990	TatneftPjsc, ADR (Oil, Gas & Consumable Fuels)	5,681

		21,758

	South Africa — 0.69%
4,534	Anglo Platinum Ltd. (Metals & Mining) (a)	114
23,659	Exxaro Resources Ltd. (Oil, Gas & Consumable Fuels)^	109
58,952	Gold Fields Ltd. (Metals & Mining)	286
40,718	Impala Platinum Holdings Ltd. (Metals & Mining) (a)	132
8,965	Mondi Ltd. (Paper & Forest Products)	164
41,221	Sappi Ltd. (Paper & Forest Products) (a)	192
247,915	Sasol Ltd. (Oil, Gas & Consumable Fuels)	6,723

		7,720

	South Korea — 0.52%
11,193	GS Holdings Corp. (Oil, Gas & Consumable Fuels)	465
7,976	Hanwha Chemical Corp. (Chemicals)	167
1,169	Honam Petrochemical Corp. (Chemicals)	291
1,730	Hyosung Corp. (Chemicals)	189
5,298	Hyundai Steel Co. (Metals & Mining)	213
643	Korea Zinc Co. (Metals & Mining)	285
1,172	Kumho Petro Chemical Co. Ltd. (Chemicals)	61
3,305	LG Chem Ltd. (Chemicals)	756
1,265	OCI Co. Ltd. (Chemicals)^ (a)	100
5,374	POSCO (Metals & Mining)	953
14,177	SK Innovation Co., Ltd. (Oil, Gas & Consumable Fuels)	1,746
9,138	S-Oil Corp. (Oil, Gas & Consumable Fuels)	606

		5,832

	Spain — 0.27%
237,669	Repsol YPF SA (Oil, Gas & Consumable Fuels)	3,046

	Sweden — 0.54%
305,039	Boliden AB (Metals & Mining)	5,964

	Switzerland — 0.75%
620	EMS-Chemie Holding AG – Registered (Chemicals)	320
711	Givaudan SA (Chemicals)	1,432
32,944	LafargeHolcim Ltd., Registered Shares (Construction Materials)	1,379
166	Sika AG (Chemicals)	696
7,162	Syngenta AG, Registered Shares (Chemicals)	2,750
73,747	Transocean Ltd. (Energy Equipment & Services)^	848
171,100	Weatherford International PLC (Energy Equipment & Services) (a)	950

		8,375

	Taiwan — 0.34%
179,082	Asia Cement Corp. (Construction Materials)	156
842,376	China Steel Corp. (Metals & Mining)	549
230,000	Formosa Chemicals &Fibre Corp. (Chemicals)	581

Shares	Security Description	Value (000)
	Taiwan (continued)
232,000	Formosa Petrochemical Corp. (Oil, Gas & Consumable Fuels)	$633
319,160	Formosa Plastics Corp. (Chemicals)	774
367,010	Nan Ya Plastics Corp. (Chemicals)	699
252,000	Taiwan Cement Corp. (Construction Materials)	252
67,000	Taiwan Fertilizer Co. Ltd. (Chemicals)	89

		3,733

	Thailand — 0.32%
145,050	Banpu Public Co. Ltd., Registered Shares (Oil, Gas & Consumable Fuels)	61
54,800	Indorama Ventures PCL (Chemicals)	45
1,622,100	IRPC PCL – Foreign (Oil, Gas & Consumable Fuels)	221
125,455	PTT Chemical Public Co. Ltd. (Chemicals)	213
178,504	PTT Exploration & Production Public Co. Ltd. (Oil, Gas & Consumable Fuels)	429
218,600	PTT PCL (Oil, Gas & Consumable Fuels)	1,961
29,000	Siam Cement PCL (Construction Materials)	394
129,300	Thai Oil Public Co. Ltd. (Oil, Gas & Consumable Fuels)	222

		3,546

	Turkey — 0.07%
106,080	EregliDemirveCelikFabrikalari TAS (Metals & Mining)	150
49,620	PetkimPetrokimya Holding A/S (Chemicals)	66
25,380	Tupras-Turkiye Petrol Rafinerileri A/S (Oil, Gas & Consumable Fuels)	564

		780

	United Kingdom — 8.57%
79,110	AMEC PLC (Energy Equipment & Services)	520
596,877	Anglo American PLC (Metals & Mining)	5,850
29,880	Antofagasta PLC (Metals & Mining)	187
1,144,414	BHP Billiton PLC (Metals & Mining)	14,482
3,260,668	BP PLC (Oil, Gas & Consumable Fuels)	19,083
10,101	Croda International PLC (Chemicals)	424
16,751	Fresnillo PLC (Metals & Mining)	369
261,110	Hunting PLC (Energy Equipment & Services)	1,679
15,867	Johnson Matthey PLC (Chemicals)	595
24,426	Mondi PLC (Paper & Forest Products)	457
54,329	Rexam PLC (Containers & Packaging)*	474
287,949	Rio Tinto PLC (Metals & Mining)	8,944
1,005,359	Royal Dutch Shell PLC, A Shares (Oil, Gas & Consumable Fuels)	27,608
535,150	Royal Dutch Shell PLC, B Shares (Oil, Gas & Consumable Fuels)	14,783

		95,455

	United States — 24.53%
15,760	Air Products & Chemicals, Inc. (Chemicals)	2,239
19,458	Albemarle Corp. (Chemicals)	1,543
93,424	Alcoa, Inc. (Metals & Mining)	866
133,642	Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)	7,116
18,700	Antero Resources Corp. (Oil, Gas & Consumable Fuels) (a)	486
4,600	Ashland, Inc. (Chemicals)	528
7,000	Avery Dennison Corp. (Containers & Packaging)	523

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Commodity Returns Strategy Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
94,325	Baker Hughes, Inc. (Energy Equipment & Services)	$4,257
10,200	Ball Corp. (Containers & Packaging)	737
69,951	Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)	1,801
1,450	California Resources Corp. (Oil, Gas & Consumable Fuels) (a)	18
10,900	Celanese Corp., Series A (Chemicals)	713
16,625	CF Industries Holdings, Inc. (Chemicals)	401
91,008	Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	3,417
121,446	Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels) (a)	520
256,118	Chevron Corp. (Oil, Gas & Consumable Fuels)	26,850
19,200	Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	2,291
27,700	Concho Resources, Inc. (Oil, Gas & Consumable Fuels) (a)	3,304
385,504	ConocoPhillips (Oil, Gas & Consumable Fuels)	16,808
20,438	Continental Resources, Inc. (Oil, Gas & Consumable Fuels) (a)	925
9,900	Crown Holdings, Inc. (Containers & Packaging) (a)	502
69,710	E.I. du Pont de Nemours & Co. (Chemicals)	4,517
11,456	Eastman Chemical Co. (Chemicals)	778
20,436	Ecolab, Inc. (Chemicals)	2,424
16,000	Energen Corp. (Oil, Gas & Consumable Fuels)	771
177,815	EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	14,833
32,938	EQT Corp. (Oil, Gas & Consumable Fuels)	2,550
392,929	Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	36,834
88,266	First Solar, Inc. (Semiconductors & Semiconductor Equipment) (a)	4,280
10,162	FMC Corp. (Chemicals)	471
190,203	FMC Technologies, Inc. (Energy Equipment & Services) (a)	5,073
70,517	Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)	786
185,048	Halliburton Co. (Energy Equipment & Services)	8,381
23,600	Helmerich& Payne, Inc. (Energy Equipment & Services)	1,584
55,948	Hess Corp. (Oil, Gas & Consumable Fuels)	3,362
36,372	HollyFrontier Corp. (Oil, Gas & Consumable Fuels)	865
6,200	International Flavors & Fragrances, Inc. (Chemicals)	782
30,600	International Paper Co. (Containers & Packaging)	1,297
149,434	Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	2,243
116,082	Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	4,406
4,528	Martin Marietta Materials, Inc. (Construction Materials)	869
36,026	Monsanto Co. (Chemicals)	3,725

Shares	Security Description	Value (000)
	United States (continued)
33,300	Murphy Oil Corp. (Oil, Gas & Consumable Fuels)	$1,057
189,595	National Oilwell Varco, Inc. (Energy Equipment & Services)	6,380
40,775	Newmont Mining Corp. (Metals & Mining)	1,595
92,820	Noble Energy, Inc. (Oil, Gas & Consumable Fuels)	3,329
77,162	Nucor Corp. (Metals & Mining)	3,812
165,410	Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	12,498
19,858	Oceaneering International, Inc. (Energy Equipment & Services)	593
45,800	ONEOK, Inc. (Oil, Gas & Consumable Fuels)	2,173
7,500	Packaging Corp. of America (Containers & Packaging)	502
165,930	Pattern Energy Group, Inc. (Independent Power and Renewable Electricity Producers)	3,811
116,424	Phillips 66 (Oil, Gas & Consumable Fuels)	9,237
44,425	Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	6,718
20,822	PPG Industries, Inc. (Chemicals)	2,169
22,050	Praxair, Inc. (Chemicals)	2,478
34,329	Range Resources Corp. (Oil, Gas & Consumable Fuels)	1,481
28,785	Reliance Steel & Aluminum Co. (Metals & Mining)	2,214
15,900	Sealed Air Corp. (Containers & Packaging)	731
12,260	Southern Copper Corp. (Metals & Mining)	331
145,278	Spectra Energy Corp. (Oil, Gas & Consumable Fuels)	5,322
193,507	SunPower Corp. (Semiconductors & Semiconductor Equipment)^ (a)	2,997
26,600	Tesoro Corp. (Oil, Gas & Consumable Fuels)	1,993
86,629	The Dow Chemical Co. (Chemicals)	4,306
115,421	The Mosaic Co. (Chemicals)	3,022
6,151	The Sherwin-Williams Co. (Chemicals)	1,806
281,647	Valero Energy Corp. (Oil, Gas & Consumable Fuels)	14,364
10,300	Vulcan Materials Co. (Construction Materials)	1,240
3,500	Westlake Chemical Corp. (Chemicals)	150

		272,985

	Total Common Stocks	772,304

	Preferred Stocks — 0.43%
	Brazil — 0.31%
10,700	Braskem SA – Preferred, Class – A (Chemicals)	63
65,100	Gerdau SA – Preferred (Metals & Mining)	119
208,600	Klabin SA – Preferred (Containers & Packaging)	149
858,875	PetroleoBrasileiro SA – Preferred (Oil, Gas & Consumable Fuels) (a)	2,507
27,900	SuzanoPapel e Celulose SA – Preferred, Class – A (Paper & Forest Products)	99
146,004	Vale SA – Preferred (Metals & Mining)	590

		3,527

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Commodity Returns Strategy Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares or Principal Amount (000)	Security Description	Value (000)
	Preferred Stocks (continued)
	Chile — 0.02%
7,309	SociedadQuimica y Minera de Chile SA– Preferred, B Shares (Chemicals)	$181

	Germany — 0.02%
5,266	Fuchs Petrolub AG –Preferred (Chemicals)	207

	Russia — 0.07%
315	AK Transneft OAO – Preferred (Oil, Gas & Consumable Fuels)	824

	South Korea — 0.01%
578	LG Chem Ltd. – Preferred (Chemicals)	97

	Total Preferred Stocks	4,836

	Right — 0.01%
	Spain — 0.01%
237,669	Repsol SA Rights (Oil, Gas & Consumable Fuels) (a)	77

	Total Right	77

	Corporate Bonds — 2.20%
$200	American Airlines Pass-Through Trust, Series AA, CLASS: AA, 3.20%, 12/15/29 (Airlines)	207
2,000	Antero Resources Finance, 5.38%, 11/1/21, Callable 11/1/16 @ 104.03 (Oil, Gas & Consumable Fuels)	1,960
2,000	Buckeye Partners, LP, 2.65%, 11/15/18, Callable 10/15/18 @ 100 (Oil, Gas & Consumable Fuels)	2,015
1,500	Cimarex Energy Co., 4.38%, 6/1/24, Callable 3/1/24 @ 100 (Oil, Gas & Consumable Fuels)	1,569
2,000	Concho Resources, Inc., 5.50%, 10/1/22, Callable 10/1/2017 @ 102.75 (Oil, Gas & Consumable Fuels)	2,010
2,000	Continental Resources, Inc., 5.00%, 9/15/22, Callable 3/15/17 @ 102.5 (Oil, Gas & Consumable Fuels)	1,949
1,250	Devon Energy Corp., 6.30%, 1/15/19 (Oil, Gas & Consumable Fuels)	1,354
2,000	Enterprise Products Operations, 6.30%, 9/15/17 (Banks)	2,113
1,000	EOG Resources, Inc., 5.63%, 6/1/19 (Oil, Gas & Consumable Fuels)	1,105
350	Ford Motor Credit Co. LLC, 1.18%, 9/8/17 (Consumer Finance) (d)	349
400	Goldman Sachs Group, Inc., 1.85%, 9/15/20, Callable 8/15/20 @ 100 (Capital Markets) (d)	399
2,000	Hess Corp., 7.88%, 10/1/29 (Oil, Gas & Consumable Fuels)	2,383
100	Hyundai Capital America, 2.00%, 7/1/19 (Consumer Finance) (c)	101
1,976	Marathon Oil Corp., 6.00%, 10/1/17 (Oil, Gas & Consumable Fuels)	2,047
2,000	Newfield Exploration Co., 5.75%, 1/30/22 (Oil, Gas &Consumable Fuels)	2,025
1,069	Noble Energy, Inc. SrNt, 5.63%, 5/1/21, Callable 5/1/17 @ 102.81 (Oil, Gas & Consumable Fuels)	1,114

Principal Amount (000)	Security Description	Value (000)
	Corporate Bonds (continued)
$155	Overseas Private Investment Corp., 4.73%, 3/15/22 (Commercial Services & Supplies)	$171
1,500	Range Resources Corp., 5.75%, 6/1/21, Callable 8/15/16 @ 102.88 (Oil, Gas & Consumable Fuels)	1,466
100	Santander Holdings USA, 2.12%, 11/24/17 (Banks) (d)	100
100	Synchrony Financial, 2.03%, 11/9/17 (Consumer Finance) (d)	100

	Total Corporate Bonds	24,537

	Collateralized Mortgage Obligations — 0.12%
100	Bank of America, Series 2015-ASHF, Class A, 1.66%, 1/15/28 (d)	100
100	Cavalry CLO Ltd., Series 2A, Class A, 1.98%, 1/17/24, Callable 7/17/16 @ 100 (d)(g)	99
100	Colt Funding LLC, Series 16-1, Class A1, 3.00%, 5/25/46, Callable 6/25/18 @ 100 (d)(g)	101
24	Eurosail PLC, Series 06-4X, Class A3C, 0.75%, 9/10/31 (d)	31
16	Goldman Sachs Real Estate Mortgage Loan Trust, Series 05-AR1, Class 1A1, 2.99%, 1/25/35, Callable 7/25/16 @ 100 (d)	15
711	Highlander Euro CDO, Series 2007-3X, Class – A, 0.07%, 5/1/23, Callable 11/1/16 @ 100 (d)	771
100	IndyMac Residential, Series 2005-B, Class M3, 0.94%, 8/25/35, Callable 7/25/17 @ 100 (d)	92
18	WaMu Mortgage Pass-Through Certificates, Series 02-AR17, Class 1A, 1.64%, 8/25/16 (d)	16
14	WaMu Mortgage Pass-Through Certificates, Series 2005-AR13A1, Class A1A1, 0.74%, 4/25/19, Callable 1/25/18 @ 100 (d)	13
120	WaMu Mortgage Pass-Through Certificates, Series 05-AR15, Class A1A1, 0.71%, 8/25/19 (d)	109

	Total Collateralized Mortgage Obligations	1,347

	Global Bonds — 0.09%
	Denmark — 0.04%
100	Nykredit, Series 12H, 2.00%, 4/1/17 (e)	15
200	RealkreditDanmark, Series 10T, 2.00%, 1/1/17 (e)	30
500	RealkreditDanmark, Series 10F, 1.00%, 1/1/17 (e)	75
800	RealkreditDanmark, 2.00%, 4/1/17 (e)	121
1,400	RealkreditDanmark, Series 10F, 1.00%, 4/1/17 (e)	212

		453

	France — 0.03%
244	Government of France, 2.25%, 7/25/20 (e)	308

	Italy — 0.02%
173	BuoniPoliennali del Tes, Series CPI, 1.70%, 9/15/18 (e)	200

	Total Global Bonds	961

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Commodity Returns Strategy Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Value (000)
	U.S. Government Agency Securities — 0.97%
$300	Federal Home Loan Bank, 7/1/16 (f)	$300
300	Federal Home Loan Bank, 0.24%, 8/11/16 (f)	300
300	Federal Home Loan Bank, 0.24%, 8/10/16 (f)	300
700	Federal Home Loan Bank, 0.14%, 7/7/16 (f)	700
400	Federal Home Loan Bank, 0.16%, 7/27/16 (f)	400
600	Federal Home Loan Bank, 0.16%, 7/21/16 (f)	600
1,200	Federal Home Loan Bank, 0.16%, 7/20/16 (f)	1,200
700	Federal Home Loan Bank, 0.24%, 8/5/16 (b)(f)	700
300	Federal Home Loan Bank, 0.24%, 8/4/16 (b)(f)	300
300	Federal Home Loan Bank, 0.24%, 8/3/16 (b)(f)	300
1,600	Federal Home Loan Bank, 0.24%, 8/9/16 (b)(f)	1,599
1,100	Federal Home Loan Bank, 0.16%, 7/29/16 (b)(f)	1,100
1,800	Federal Home Loan Bank, 0.15%, 7/8/16 (b)(f)	1,799
1,000	Federal Home Loan Bank, 0.14%, 7/6/16 (b)(f)	1,000
140	Federal National Mortgage Association, 2.67%, 5/1/38 (d)	148

	Total U.S. Government Agency Securities	10,746

	U.S. Treasury Obligations — 0.57%
3,900	U.S. Treasury Note, 0.50%, 9/30/16 (b)	3,900
301	U.S. Treasury Bill, 0.25%, 11/3/16 (b)(f)(h)	301
414	U.S. Treasury Inflation Index Note, 0.13%, 4/15/18	420
156	U.S. Treasury Inflation Index Note, 0.13%, 7/15/22 (h)	160
420	U.S. Treasury Note, 2.00%, 2/15/25	440
70	U.S. Treasury Note, 1.63%, 5/15/26	71
228	U.S. Treasury Inflation Index Bond, 1.75%, 1/15/28	267
575	U.S. Treasury Inflation Index Bond, 1.38%, 2/15/44	665
10	U.S. Treasury Inflation Index Bond, 0.75%, 2/15/45	10
60	U.S. Treasury Bond, 2.50%, 2/15/46	63

	Total U.S. Treasury Obligations	6,297

	Yankee Dollars — 0.08%
	Luxembourg — 0.02%
250	Actavis Funding SCS, 3.80%, 3/15/25, Callable 12/15/24 @ 100 (Pharmaceuticals)	260

	Netherlands — 0.02%
300	Petrobras Global Finance, 2.77%, 1/15/19 (Oil, Gas & Consumable Fuels) (d)	271

	Switzerland — 0.04%
300	UBS AG Stamford Connecticut, 7.63%, 8/17/22 (Capital Markets)	340

	Total Yankee Dollars	871

	Time Deposit — 0.47%
5,202	State Street Liquidity Management Control System Eurodollar Time Deposit, 0.01%, 7/1/16 (b)	5,202

	Total Time Deposit	5,202

Shares or Principal Amount (000)	Security Description	Value (000)
	Exchange-Traded Funds — 1.83%
298,185	Energy Select Sector SPDR Fund	$20,349
672	ETFS Platinum Trust (b)	66

	Total Exchange-Traded Funds	20,415

	Mutual Funds — 21.02%
16,453,000	Federated Treasury Obligations Fund, Institutional Shares 0.25%^^ (i)	16,453
216,323,000	SSgA Treasury Money Market Fund 0.09% (i)	216,323
1,051,000	SSgA U.S. Treasury Money Market Fund, 0.10% (i)	1,051

	Total Mutual Funds	233,827

	Purchased Options — 0.01%
	Total Purchased Options	81

	Repurchase Agreements — 3.14%
$5,800	Bank of America Corp., 0.42%, 7/1/16 (Purchased on 6/30/16, proceeds at maturity $5,900,062 collateralized by U.S. Treasury Obligations, 1.38%, 5/31/21 fair value $6,018,121) (b)	5,800
5,900	BNP Paribas, 0.38%, 7/1/16 (Purchased on 6/30/16, proceeds at maturity $5,900,066 collateralized by U.S. Treasury Bond, 0.86% – 8.13%, 1/31/17 – 2/15/44 fair value $6,018,194) (b)	5,900
5,900	Deutsche Bank Securities, Inc., 0.40%, 7/1/16 (Purchased on 6/30/16, proceeds at maturity $5,900,066 collateralized by U.S. Treasury Bond, 3.63%, 2/15/2044 fair value $6,018,194) (b)	5,900
11,538	Jefferies LLC, 0.55%, 7/1/16 (Purchased on 3/31/16, proceeds at maturity $12,208,003 collateralized by U.S. Treasury Obligations, 0.11% – 3.16%, 2/15/16 – 8/15/45 fair value $12,451,609)^^	11,538
5,800	RBS Securities, Inc., 0.40%, 7/1/16 (Purchased on 6/30/16, proceeds at maturity $5,800,064 collateralized by U.S. Treasury Note, 2.63% – 3.63%, 2/15/20 – 11/15/20 fair value $5,895,340) (b)	5,800

	Total Repurchase Agreements	34,938

	Total Investments (cost $1,093,591) — 100.36%	1,116,439
	Liabilities in excess of other assets — (0.36)%	(4,017)

	Net Assets — 100.00%	$1,112,422

Amounts designated as “—” are $0 or have been rounded to $0.

*	Security was fair valued on June 30, 2016 and represents a Level 2 security. Refer to Note 2 in the Notes to Financial Statements.

^	All or part of this security was on loan as of June 30, 2016. The total value of securities on loan as of June 30, 2016, was $27,376 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2016.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Commodity Returns Strategy Portfolio

Portfolio of Investments (continued) — June 30, 2016

(a)	Represents non-income producing security.

(b)	All or portion of these investments are held by the wholly-owned subsidiaries of the Portfolio. See Note 2O in the Notes to Financial Statements.

(c)

Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(d)	Variable Rate Security. The rate reflected is the rate in effect on June 30, 2016.

(e)	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.

(f)	Rate disclosed represents effective yield at purchase.

(g)

Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed illiquid by the Specialist Manager and represents 0.02% of the Portfolio’s net assets.

(h)	All or part of this security has been pledged as collateral for derivative instruments held by the Portfolio.

(i)	The rate disclosed is the rate in effect on June 30, 2016.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Commodity Returns Strategy Portfolio

Portfolio of Investments (continued) — June 30, 2016

The Commodity Returns Strategy Portfolio	Mellon Capital Management Corporation	Pacific Investment Management Company, LLC	Parametric Portfolio Associates, LLC	Vaughan Nelson Investment Management L.P.	Wellington Management Company, LLP	HC Capital Solutions	Total
Common Stocks	45.11%	—	—	0.00%	24.31%	—	69.42%
Preferred Stocks	0.43%	—	—	—	—	—	0.43%
Right	0.01%	—	—	—	—	—	0.01%
Corporate Bonds	—	0.12%	—	2.08%	—	—	2.20%
Collateralized Mortgage Obligations	—	0.12%	—	—	—	—	0.12%
Global Bonds	—	0.09%	—	—	—	—	0.09%
U.S. Government Agency Securities	—	0.97%	—	—	—	—	0.97%
U.S. Treasury Obligations	—	0.57%	—	—	—	—	0.57%
Yankee Dollars	—	0.08%	—	—	—	—	0.08%
Time Deposit	—	0.02%	—	—	0.45%	—	0.47%
Exchange-Traded Funds	—	—	1.83%	—	—	—	1.83%
Mutual Funds	1.66%	—	13.66%	0.18%	0.82%	4.70%	21.02%
Purchased Options	—	—	0.01%	—	0.00%	—	0.01%
Repurchase Agreements	0.47%	—	—	—	2.67%	—	3.14%
Other Assets	-0.91%	0.05%	1.55%	0.03%	-1.08%	0.00%	-0.36%

Total Net Assets	46.77%	2.02%	17.05%	2.29%	27.17%	4.70%	100.00%

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2016.

Long/(Short) Futures

Number of Contracts	Futures Contracts Positions^	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
1	10-Year U.S. Treasury Note Future (a)	$133	9/21/16	$3
6	90-day Eurodollar Future	1,490	12/20/16	3
(6)	90-day Eurodollar Future	(1,488)	12/18/17	(5)
30	Brent Crude Future (a)	1,491	8/1/16	79
23	Brent Crude Future (a)	1,154	8/31/16	(18)
29	Brent Crude Future (a)	1,481	11/1/16	286
(1)	Brent Crude Future (a)	(53)	5/1/17	(5)
2	Brent Crude Future (a)	108	11/1/17	10
(1)	Brent Crude Future (a)	(55)	5/1/18	(5)
(12)	Brent Crude Future (a)	(674)	11/1/18	43
1,102	Canadian Dollar Future	84,986	9/20/16	(789)
(3)	Cocoa Future (a)	(89)	9/16/16	(5)
3	Cocoa Future (a)	87	3/17/17	(10)
1	Coffee ‘C’ Future (a)	55	9/21/16	8
5	Coffee ‘C’ Future (a)	278	12/20/16	45
25	Corn Future (a)	457	9/14/16	(43)
25	Corn Future (a)	464	12/15/16	(67)
1	Corn Future (a)	19	3/14/17	(4)
16	Cotton No.2 Future (a)	513	12/8/16	47
19	Electrolytic Copper Future (a)	2,303	9/19/16	84
258	E-Mini S&P 500 Future	26,964	9/16/16	15

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Commodity Returns Strategy Portfolio

Portfolio of Investments (continued) — June 30, 2016

Number of Contracts	Futures Contracts Positions^	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
(2)	Euro-Bobl Future	$(296)	9/8/16	$(3)
(1)	Euro-Bund Future	(185)	9/8/16	(2)
15	Gas Oil Future (a)	675	9/12/16	1
(1)	Gas Oil Future (a)	(48)	6/13/17	(4)
2	Gas Oil Future (a)	97	12/12/17	8
(1)	Gas Oil Future (a)	(50)	6/12/18	(4)
14	Gasoline RBOB Future (a)	883	8/1/16	(59)
(1)	Gasoline RBOB Future (a)	(59)	10/3/16	(3)
(5)	Gasoline RBOB Future (a)	(289)	12/1/16	8
35	Gold 100 Oz Future (a)	4,622	8/29/16	154
23	Hard Red Winter Wheat Future (a)	486	9/14/16	(58)
2	Hard Red Winter Wheat Future (a)	45	12/14/16	(3)
4	Henry Hub Natural Gas Swap Future (a)	34	12/29/16	(8)
4	Henry Hub Natural Gas Swap Future (a)	34	1/30/17	(9)
(4)	Henry Hub Natural Gas Swap Future (a)	(34)	2/27/17	(21)
12	Henry Hub Natural Gas Swap Future (a)	92	3/30/17	(3)
4	Henry Hub Natural Gas Swap Future (a)	30	4/27/17	(13)
4	Henry Hub Natural Gas Swap Future (a)	31	5/29/17	(12)
4	Henry Hub Natural Gas Swap Future (a)	31	6/29/17	(12)
4	Henry Hub Natural Gas Swap Future (a)	31	7/28/17	(12)
4	Henry Hub Natural Gas Swap Future (a)	31	8/30/17	(12)
4	Henry Hub Natural Gas Swap Future (a)	31	9/28/17	(12)
3	Henry Hub Natural Gas Swap Future (a)	24	10/30/17	(9)
3	Henry Hub Natural Gas Swap Future (a)	25	11/29/17	(8)
(17)	Lean Hogs Future (a)	(566)	8/12/16	(16)
22	Lean Hogs Future (a)	631	10/17/16	24
5	Live Cattle Future (a)	230	9/1/16	3
1	LLS (Argus) VS WTI Spread Calendar Swap Future (a)	2	8/1/16	—
1	LLS (Argus) VS WTI Spread Calendar Swap Future (a)	2	9/1/16	—
1	LLS (Argus) VS WTI Spread Calendar Swap Future (a)	2	10/3/16	—
1	LLS (Argus) VS WTI Spread Calendar Swap Future (a)	2	11/1/16	—
1	LLS (Argus) VS WTI Spread Calendar Swap Future (a)	2	12/1/16	—
1	LLS (Argus) VS WTI Spread Calendar Swap Future (a)	2	1/3/17	—
5	LME Lead Future (a)	224	9/19/16	7
357	Mini MSCI EAFE Index Future	28,831	9/16/16	425
251	Mini MSCI Emerging Markets Index Future	10,475	9/16/16	182
11	Natural Gas Future (a)	321	8/30/16	21
2	Natural Gas Future (a)	59	9/29/16	—
(2)	Natural Gas Future (a)	(66)	11/29/16	(7)
(13)	Natural Gas Future (a)	(448)	12/29/16	(63)
(4)	Natural Gas Future (a)	(135)	2/27/17	(29)
5	Natural Gas Future (a)	154	3/30/17	31
2	Natural Gas Future (a)	61	4/26/17	4
(1)	Natural Gas Future (a)	(31)	9/28/17	(5)
(1)	Natural Gas Future (a)	(33)	2/26/18	(2)
2	Natural Gas Future (a)	58	3/28/18	4
9	NY Harbor ULSD Future (a)	563	7/29/16	(13)
31	NYMEX WTI Crude Future (a)	1,498	7/20/16	(24)

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Commodity Returns Strategy Portfolio

Portfolio of Investments (continued) — June 30, 2016

Number of Contracts	Futures Contracts Positions^	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
2	NYMEX WTI Crude Future (a)	$98	8/23/16	$(2)
5	NYMEX WTI Crude Future (a)	253	11/22/16	43
1	NYMEX WTI Crude Future (a)	52	2/21/17	5
2	NYMEX WTI Crude Future (a)	104	5/23/17	13
2	NYMEX WTI Crude Future (a)	106	11/21/17	(2)
(4)	NYMEX WTI Crude Future (a)	(217)	11/20/18	(1)
5	NYNEX Palladium Future (a)	299	9/28/16	10
6	Platinum Future (a)	307	10/27/16	12
24	Primary Aluminum Future (a)	991	9/19/16	30
19	Primary Nickel Future (a)	1,076	9/19/16	86
1	Red Spring Wheat Future (a)	26	12/14/16	(1)
735	S&P/Toronto Stock Exchange 60 Index Future	92,845	9/15/16	773
11	Silver Future (a)	1,024	9/28/16	67
(2)	Soybean Future (a)	(117)	8/12/16	—
9	Soybean Future (a)	519	11/15/16	21
1	Soybean Meal Future (a)	41	8/12/16	2
(1)	Soybean Meal Future (a)	(40)	10/14/16	(2)
38	Sugar #11 (World) Future (a)	865	9/30/16	152
3	Sugar #11 (World) Future (a)	69	2/28/17	1
11	Wheat (CBT) Future (a)	245	9/14/16	(16)
(3)	Wheat (CBT) Future (a)	(70)	12/14/16	5
1	White Sugar Future (a)	28	7/18/16	6
3	White Sugar Future (a)	83	9/15/16	3
23	Zinc Future (a)	1,211	9/19/16	106

	Net Unrealized Appreciation/(Depreciation)			$1,429

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

Forward Currency Contracts

Contract Amount (Local Currency)	Currency	Counterparty	Settlement Date	Settlement Value (000)	Value on 6/30/16 (000)	Unrealized Appreciation/ (Depreciation) (000)
	Currencies Purchased
72,000	British Pound Sterling	BNP Paribas	8/12/16	$104	$96	$(8)
142,000	Canadian Dollar	JPMorgan Chase	8/12/16	111	110	(1)
2,430,156	Chinese Yuan Renminbi	JPMorgan Chase	10/24/16	358	364	6
121,000	Euro	Goldman Sachs	7/5/16	136	134	(2)
175,000	Euro	Deutsche Bank	7/5/16	196	194	(2)
34,000	Euro	BNP Paribas	8/12/16	38	38	—
290,000	Euro	Goldman Sachs	8/12/16	331	322	(9)

	Total Currencies Purchased			$1,274	$1,258	$(16)

	Currencies Sold
5,000	British Pound Sterling	JPMorgan Chase	8/12/16	$7	$7	$—
110,000	British Pound Sterling	Goldman Sachs	7/5/16	160	146	14
29,000	British Pound Sterling	BNP Paribas	7/5/16	42	39	3
142,000	Canadian Dollar	JPMorgan Chase	8/12/16	111	110	1
1,883,705	Chinese Yuan Renminbi	BNP Paribas	8/19/16	287	283	4

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Commodity Returns Strategy Portfolio

Portfolio of Investments (continued) — June 30, 2016

Contract Amount (Local Currency)	Currency	Counterparty	Settlement Date	Settlement Value (000)	Value on 6/30/16 (000)	Unrealized Appreciation/ (Depreciation) (000)
2,513,745	Chinese Yuan Renminbi	JPMorgan Chase	10/24/16	$385	$377	$8
1,018,000	Danish Krone	BNP Paribas	4/3/17	155	154	1
697,000	Danish Krone	BNP Paribas	1/3/17	106	105	1
1,025,000	Danish Krone	Deutsche Bank	4/3/17	152	155	(3)
205,000	Danish Krone	JPMorgan Chase	10/3/16	31	31	—
102,200	Danish Krone	Deutsche Bank	4/3/17	15	15	—
6,000	Euro	JPMorgan Chase	7/5/16	7	7	—
1,771,000	Euro	Goldman Sachs	7/5/16	1,976	1,965	11
1,481,000	Euro	Barclays Bank	8/2/16	1,640	1,645	(5)
42,000	Euro	Goldman Sachs	8/12/16	47	47	—

	Total Currencies Sold			$5,121	$5,086	$35

	Net Unrealized Appreciation/(Depreciation)					$19

Option & Swaption Contracts

Exchange-traded options purchased as of June 30, 2016 were as follows:

Description	Put/ Call	Exercise Price	Expiration Date	Number of Contracts	Cost (000)	Value (000)	Unrealized Appreciation/ (Depreciation) (000)
Copper LME Option (a)	Call	$4,800	9/6/16	2	$4	$10	$6
Corn Future Option (a)	Call	400	11/25/16	12	13	9	(4)
Crude Oil EUR Option (a)	Call	55	11/15/17	1	3	7	4
Crude Oil Option (a)	Call	60	11/25/16	1	3	2	(1)
Crude Oil Option (a)	Call	61	11/25/16	1	3	2	(1)
Gold Future Option (a)	Call	2,000	12/27/16	4	18	—	(18)
Soybean Future Option (a)	Call	1,170	8/26/16	8	25	20	(5)
3 Month A£ LIBOR	Put	99	6/21/17	6	—	—	—
Natural Gas Option (a)	Put	—	7/26/16	9	6	2	(4)

Total					$75	$52	$(23)

Exchange-traded options written as of June 30, 2016 were as follows:

Description	Put/ Call	Exercise Price	Expiration Date	Number of Contracts	Premium (000)	Value (000)	Unrealized Appreciation/ (Depreciation) (000)
Crude Oil EUR Option (a)	Call	$51	11/16/16	(1)	$(2)	$(5)	$(3)
Crude Oil Future Option (a)	Call	55	8/17/16	(4)	(4)	(2)	2
Gasoline RBOB Option (a)	Call	165	11/25/16	(2)	(5)	(4)	1
Soybean Future Option (a)	Call	1,300	8/26/16	(8)	(12)	(7)	5
3 Month A£ LIBOR	Put	98	6/21/17	(6)	—	—	—
Crude Oil Option Future (a)	Put	70	10/27/17	(3)	(38)	(56)	(18)
Hard Red Winter Wheat Future (a)	Put	450	8/26/16	(6)	(3)	(11)	(8)
Natural Gas Euro Option (a)	Put	2	11/25/16	(2)	(3)	—	3
Natural Gas Euro Option (a)	Put	2	11/25/16	(2)	(2)	—	2

Total					$(69)	$(85)	$(16)

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Commodity Returns Strategy Portfolio

Portfolio of Investments (continued) — June 30, 2016

Over-the-counter foreign currency options and swaptions purchased as of June 30, 2016 were as follows:

Description	Counterparty	Put/ Call	Exercise Price	Expiration Date	Notional Amount (000)	Cost (000)	Value (000)	Unrealized Appreciation/ (Depreciation) (000)
30 Year Interest Rate, Pay 6-Month USD LIBOR	Deutsche Bank	Call	$2.15	6/15/18	$10	$10	$13	$3
USD Vs JPY	Credit Suisse	Call	111.50	7/7/16	60	1	—	(1)
1 Year Interest Rate, Pay 6-Month USD LIBOR	Deutsche Bank	Put	1.25	7/5/16	580	2	—	(2)
1 Year Interest Rate, Pay 6-Month USD LIBOR	Goldman Sachs	Put	1.15	7/5/16	240	1	—	(1)
1 Year Interest Rate, Pay 6-Month USD LIBOR	JPMorgan Chase	Put	1.00	8/8/16	380	1	—	(1)
1 Year Interest Rate, Pay 6-Month USD LIBOR	Goldman Sachs	Put	1.25	12/27/16	400	3	—	(3)
10 Year Interest Rate, Pay 6-Month JPY LIBOR	JPMorgan Chase	Put	0.30	11/14/16	3,000	1	1	—
30 Year Interest Rate, Pay 6-Month USD LIBOR	Deutsche Bank	Put	2.15	6/15/18	10	10	8	(2)
30 Year Interest Rate, Pay 6-Month USD LIBOR	Deutsche Bank	Put	2.86	10/23/18	20	14	7	(7)

Total						$43	$29	$(14)

Over-the-counter foreign currency options and swaptions written as of June 30, 2016 were as follows:

Description	Counterparty	Put/ Call	Exercise Price	Expiration Date	Notional Amount (000)	Premium (000)	Value (000)	Unrealized Appreciation/ (Depreciation) (000)
S&P GSCI Copper Official Close Index (a)	Goldman Sachs	Call	$0.73	8/4/16	$290	$(1)	—	$1
S&P GSCI Copper Official Close Index (a)	Goldman Sachs	Call	1.74	8/4/16	50	—	—	—
S&P GSCI Copper Official Close Index (a)	Goldman Sachs	Call	0.76	8/18/16	200	(1)	—	1
S&P GSCI Copper Official Close Index (a)	Goldman Sachs	Call	1.68	8/18/16	100	(1)	—	1
S&P GSCI Copper Official Close Index (a)	Goldman Sachs	Call	0.70	9/16/16	50	—	—	—
S&P GSCI Energy Index (a)	Goldman Sachs	Call	1.50	8/18/16	100	—	—	—
30 Year Interest Rate, Pay 6-Month USD LIBOR	Deutsche Bank	Put	2.50	10/23/18	100	(14)	(8)	6
USD Vs JPY	Credit Suisse	Put	104.80	7/7/16	60	—	(1)	(1)
USD Vs MXN	JPMorgan Chase	Call	19	8/11/16	180	(2)	(1)	1

Total						$(19)	$(10)	$9

Total Return Swap Agreements

Underlying Reference	Counterparty	Expiration Date	Notional Amount (000)	Amount at Value (000)	Unrealized Appreciation/ (Depreciation) (000)
S&P GSCI Grains Index (a)	Barclays Bank	8/31/16	$180	$(7)	$(7)
S&P GSCI Grains Index (a)	Goldman Sachs	11/30/16	329	19	19

Total				$12	$12

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Commodity Returns Strategy Portfolio

Portfolio of Investments (continued) — June 30, 2016

Interest Rate Swap Agreements

Pay/ Receive Floating Rate	Floating Rate Index	Counterparty	Fixed Rate	Expiration Date	Notional Amount (000)	Swap Premiums Paid/ (Received) (000)	Amount at Value (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	3-Month EUR-EXT-CPI Index	JPMorgan Chase	0.32%	9/15/16	1,500 EUR	$—	$(11)	$(11)
Receive	3-Month EUR-EXT-CPI Index	BNP Paribas	0.81%	4/15/21	100 EUR	—	(1)	(1)
Receive	3-Month USD Consumer Price All Urban Non-Seasonally Adjusted Index	Deutsche Bank	2.50%	7/15/22	500 USD	3	(65)	(68)
Receive	1-Month GBP United Kingdom Retail Price Index	Deutsche Bank	3.30%	12/15/30	340 GBP	1	23	22

	Total					$4	$(54)	$(58)

Centrally Cleared Interest Rate Swap Agreements

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000)	Swap Premiums Paid/ (Received) (000)	Amount at Value (000)	Unrealized Appreciation/ (Depreciation) (000)
Pay	3-Month U.S. Dollar LIBOR BBA (a)	0.68%	9/14/16	3,900 USD	$—	$—	$—
Pay	3-Month U.S. Dollar LIBOR BBA	2.00%	12/16/20	700 USD	(17)	(32)	(15)
Receive	CME IRS REC MXN	5.83%	1/12/23	1,300 MXN	—	—	—
Pay	CME IRS REC MXN	6.35%	9/1/23	3,000 MXN	9	5	(4)
Pay	3-Month U.S. Dollar LIBOR BBA	2.80%	10/28/25	3,800 USD	(3)	(189)	(186)
Pay	3-Month U.S. Dollar LIBOR BBA	1.75%	12/21/26	700 USD	(14)	(18)	(4)
Pay	9-Month JPY LIBOR BBA	1.50%	12/21/45	5,000 JPY	(12)	(19)	(7)
Pay	3-Month U.S. Dollar LIBOR BBA	2.50%	6/15/46	60 USD	(4)	(9)	(5)

	Total				$(41)	$(262)	$(221)

Commodity Forward Swap Agreements

Reference Entity	Counterparty	Exercise/ Strike Price	Expiration Date	Notional Amount (000)	Swap Premiums Paid/ (Received) (000)	Amount at Value (000)	Unrealized Appreciation/ (Depreciation) (000)
Orexio Option (a)	BNP Paribas	$49.50	12/30/16	$2	$—	$(2)	$(2)
CUAC (a)	Macquarie	36.25	1/2/17	4	—	44	44
European	BNP Paribas	1.14	7/1/16	100	—	—	—
Eurmarg (a)	BNP Paribas	6.40	1/2/17	6	—	4	4
Eurmarg (a)	BNP Paribas	6.63	10/3/16	9	3	10	7
Eurmarg (a)	BNP Paribas	5.85	1/2/18	10	—	11	11
Eurmarg (a)	Goldman Sachs	5.70	1/3/17	2	—	2	2
Eurmarg (a)	JPMorgan Chase	5.85	1/2/18	1	—	1	1
Eurmarg (a)	JPMorgan Chase	6.50	1/3/17	2	—	1	1
Gold	Goldman Sachs	1,118.62	7/29/16	—	—	51	51
Platinum (a)	Goldman Sachs	1,004.00	11/1/16	—	—	3	3

Total					$3	$125	$122

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Commodity Returns Strategy Portfolio

Portfolio of Investments (concluded) — June 30, 2016

Commodity Swap Agreements

Reference Entity	Counterparty	Expiration Date	Notional Amount (000)	Swap Premiums Paid/ (Received) (000)	Amount at Value (000)	Unrealized Appreciation/ (Depreciation) (000)
S&P GSCI Industrial Metals Index (a)	BNP Paribas	8/15/16	$86	$1	$(3)	$(4)
Bloomberg Commodity Index (a)	BNP Paribas	8/15/16	399	—	2	2
Bloomberg Commodity Index (a)	BNP Paribas	8/15/16	2,645	11	11	—
Bloomberg Commodity Index (a)	Canadian Imperial Bank of Commerce	8/15/16	2,622	—	11	11
Bloomberg Commodity Index (a)	Goldman Sachs	8/15/16	805	4	4	—
J.P. Morgan JMABDEWE Commodity Index (a)	JPMorgan Chase	8/15/16	511	15	25	10
Bloomberg Commodity Index (a)	JPMorgan Chase	8/15/16	15,808	—	66	66

Total				$31	$116	$85

Variance Swap Agreements

Reference Entity	Counterparty	Strike Price	Expiration Date	Notional Amount (000)	Amount at Value (000)	Unrealized Appreciation/ (Depreciation) (000)
London Gold Market Fixing Ltd. Index (a)	Goldman Sachs	$0.0858	4/28/20	$341	$16	$16
London Gold Market Fixing Ltd. Index (a)	Goldman Sachs	0.0870	4/29/20	339	16	16
London Gold Market Fixing Ltd. Index (a)	Goldman Sachs	0.0784	4/10/20	179	7	7
London Gold Market Fixing Ltd. Index (a)	Goldman Sachs	0.0784	4/7/20	179	7	7
London Gold Market Fixing Ltd. Index (a)	Goldman Sachs	0.0778	3/25/20	538	21	21
London Gold Market Fixing Ltd. Index (a)	Goldman Sachs	0.0790	4/15/20	178	7	7
London Gold Market Fixing Ltd. Index (a)	JPMorgan Chase	0.1089	4/30/20	455	32	32
London Copper Market Fixing Ltd. Index (a)	Macquarie	0.0522	10/6/16	10	—	—
London Copper Market Fixing Ltd. Index (a)	Goldman Sachs	0.0524	12/8/16	10	—	—
Natural Gas (a)	BNP Paribas	0.0161	7/27/16	3	—	—
Natural Gas (a)	JPMorgan Chase	0.1600	7/27/16	6	—	—
Natural Gas (a)	BNP Paribas	0.1529	7/27/16	3	—	—
Sugar #11 (World) (a)	JPMorgan Chase	0.1260	7/26/16	6	1	1
Sugar #11 (World) (a)	Macquarie	0.1296	9/16/16	6	—	—

Total					$107	$107

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	All or portions of these investments are held by the wholly-owned subsidiaries of the Portfolio. See Note 2O in the Notes to Financial Statements.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks — 99.35%
	Australia — 4.74%
52,052	Alumina Ltd. (Metals & Mining)	$51
21,483	AMP Ltd. (Insurance)	84
43,766	Aurizon Holdings Ltd. (Road & Rail)	159
17,784	AusNet Services (Electric Utilities)	22
23,074	Australia & New Zealand Banking Group Ltd. (Banks)	420
3,206	Bank of Queensland Ltd. (Banks)	26
3,654	Bendigo & Adelaide Bank Ltd. (Banks)	26
65,606	BHP Billiton Ltd. (Metals & Mining)	914
14,329	Commonwealth Bank of Australia (Banks)	805
10,720	Dexus Property Group (Real Estate Investment Trusts)	73
10,328	Harvey Norman Holdings Ltd. (Multiline Retail)	36
20,607	Insurance Australia Group Ltd. (Insurance)	85
1,527	Macquarie Group Ltd. (Capital Markets)	79
57,018	Mirvac Group (Real Estate Investment Trusts)	87
22,005	National Australia Bank Ltd. (Banks)	422
32,818	Origin Energy Ltd. (Oil, Gas & Consumable Fuels)	143
9,336	Rio Tinto Ltd. (Metals & Mining)	323
34,732	Stockland Trust Group (Real Estate Investment Trusts)	123
10,907	Suncorp Group Ltd. (Insurance)	100
14,922	TABCORB Holdings Ltd. (Hotels, Restaurants & Leisure)	51
64,463	Telstra Corp. Ltd. (Diversified Telecommunication Services)	269
34,263	Vicinity Centres (Real Estate Investment Trusts)	85
26,565	Westpac Banking Corp. (Banks)	589
17,997	Woodside Petroleum Ltd. (Oil, Gas & Consumable Fuels)	365
26,580	Woolworths Ltd. (Food & Staples Retailing)	418

		5,755

	Austria — 0.07%
267	ANDRITZ AG (Machinery)	13
1,896	OMV AG (Oil, Gas & Consumable Fuels)	53
398	Voestalpine AG (Metals & Mining)	13

		79

	Belgium — 0.68%
5,150	Anheuser-Busch InBev NV (Beverages)	682
1,239	Belgacom SA (Diversified Telecommunication Services)	39
381	Groupe Bruxelles Lambert SA (Diversified Financial Services)	31
846	Solvay SA (Chemicals)	79

		831

	Bermuda — 0.06%
590	Aircastle Ltd. (Trading Companies & Distributors)	12
1,410	Aspen Insurance Holdings Ltd. (Insurance)	65

		77

	Cayman Islands — 0.02%
430	Fresh Del Monte Produce, Inc. (Food Products)	23

	Curaçao — 0.64%
9,750	Schlumberger Ltd. (Energy Equipment & Services)	771

Shares	Security Description	Value (000)
	Denmark — 1.17%
87	A.P. Moller – Maersk A/S, Class – A (Marine)	$110
320	A.P. Moller – Maersk A/S, Class – B (Marine)	418
5,280	ISS A/S (Commercial Services & Supplies)	199
10,494	Novo Nordisk A/S, Class – B (Pharmaceuticals)	564
20,801	TDC A/S (Diversified Telecommunication Services)	102
1,723	Tryg A/S (Insurance)	31

		1,424

	Finland — 0.46%
1,248	Elisa Oyj (Diversified Telecommunication Services)	48
4,010	Fortum Oyj (Electric Utilities)	64
2,295	Metso Oyj (Machinery)	54
2,300	Nokian Renkaat Oyj (Auto Components)	82
1,480	Orion Oyj, Class – B (Pharmaceuticals)	57
9,537	Stora Enso Oyj, R Shares (Paper & Forest Products)	77
9,637	UPM-Kymmene Oyj (Paper & Forest Products)	178

		560

	France — 4.27%
11,752	AXA SA (Insurance)	232
6,200	BNP Paribas (Banks)	271
3,941	Bouygues SA (Construction & Engineering)	113
1,040	Casino Guichard-Perrachon SA (Food & Staples Retailing)	58
1,209	CNP Assurances (Insurance)	18
7,845	Compagnie de Saint-Gobain (Building Products)	297
6,626	Credit Agricole SA (Banks)	56
3,268	Edenred (Commercial Services & Supplies)	67
11,714	ENGIE (Multi-Utilities)	188
3,065	Eutelsat Communications (Media)	58
224	Fonciere des Regions (Real Estate Investment Trusts)	20
286	Gecina SA (Real Estate Investment Trusts)	39
369	Icade (Real Estate Investment Trusts)	26
1,747	Klepierre (Real Estate Investment Trusts)	77
1,962	Lagardere SCA (Media)	43
5,451	Natixism SA (Banks)	21
16,203	Orange (Diversified Telecommunication Services)	263
5,301	Rexel SA (Trading Companies & Distributors) (a)	67
11,138	Sanofi-Aventis (Pharmaceuticals)	925
9,133	Schneider Electric SA (Electrical Equipment)	533
4,384	Societe Generale (Banks)	137
2,366	Suez Environnement Co. (Multi-Utilities)	37
1,757	Technip SA (Energy Equipment & Services)	95
18,792	Total SA (Oil, Gas & Consumable Fuels)	901
816	Unibail-Rodamco SE (Real Estate Investment Trusts)	211
3,587	Veolia Environnement (Multi-Utilities)	77
19,036	Vivendi (Media)	356

		5,186

	Germany — 4.29%
2,398	Allianz SE (Insurance)	342
589	Axel Springer AG (Media)	31
11,110	BASF SE (Chemicals)	852
4,391	Bayerische Motoren Werke AG (Automobiles)	319

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Germany (continued)
10,957	Daimler AG, Registered Shares (Automobiles)	$655
2,869	Deutsche Lufthansa AG, Registered Shares (Airlines)	34
14,124	Deutsche Post AG (Air Freight & Logistics)	398
24,109	Deutsche Telekom AG (Diversified Telecommunication Services)	411
14,120	E.ON AG (Multi-Utilities)	143
2,048	Evonik Industries AG (Chemicals)	61
985	Hugo Boss AG (Textiles, Apparel & Luxury Goods)	56
442	MAN SE (Machinery)	45
2,445	Metro AG (Food & Staples Retailing)	75
887	Muenchener Rueckversicherungs-Gesellschaft AG (Insurance)	149
3,175	ProSiebenSat.1 Media AG (Media) (a)	139
8,966	SAP SE (Software)	673
7,843	Siemens AG (Industrial Conglomerates)	805
4,349	Telefonica Deutschland Holding AG (Diversified Telecommunication Services)	18

		5,206

	Hong Kong — 1.75%
6,400	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	46
81,000	BOC Hong Kong (Holdings) Ltd. (Banks)	244
31,500	CLP Holdings Ltd. (Electric Utilities)	321
86,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	174
15,600	Hang Seng Bank Ltd. (Banks)	268
17,600	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	99
53,267	HK Electric Investments Ltd. (Electric Utilities)	50
81,000	HKT Trust & HKT Ltd. (Diversified Telecommunication Services)	117
21,000	Hysan Development Co. (Real Estate Management & Development)	94
444,000	Li & Fung Ltd. (Textiles, Apparel & Luxury Goods)	215
1,457	Michael Kors Holdings Ltd. (Textiles, Apparel & Luxury Goods) (a)	72
145,000	PCCW Ltd. (Diversified Telecommunication Services)	97
25,500	Swire Pacific Ltd., Class – A (Real Estate Management & Development)	289
12,800	Swire Properties Ltd. (Real Estate Management & Development)	34

		2,120

	Ireland (Republic of) — 0.17%
7,250	CRH PLC (Construction Materials)	211

	Israel — 0.36%
14,598	Bank Hapoalim B.M. (Banks)	74
91,800	Israel Chemicals Ltd. (Chemicals)	357

		431

	Italy — 0.66%
3,698	Assicurazioni Generali SpA (Insurance)	44
4,245	Atlantia SpA (Transportation Infrastructure)	106
33,684	Enel SpA (Electric Utilities)	149

Shares	Security Description	Value (000)
	Italy (continued)
22,922	Eni SpA (Oil, Gas & Consumable Fuels)	$368
2,713	Intesa Sanpaolo SpA (Banks)	5
8,331	Snam Rete Gas SpA (Gas Utilities)	50
25,687	Telecom Italia SpA (Diversified Telecommunication Services)	17
6,040	Terna – Rete Elettrica Nationale SpA (Electric Utilities)	34
14,093	UniCredit SpA (Banks)	31

		804

	Japan — 13.01%
600	Aeon Credit Service Co. Ltd. (Consumer Finance)	13
4,000	Aisin Seiki Co. Ltd. (Auto Components)	163
6,700	Amada Holdings Co. Ltd. (Machinery)	68
24,000	Asahi Glass Co. Ltd. (Building Products)	130
29,000	Asahi Kasei Corp. (Chemicals)	202
44,700	Astellas Pharma, Inc. (Pharmaceuticals)	701
1,500	Benesse Holdings, Inc. (Diversified Consumer Services)	35
12,000	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	134
6,600	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	194
10,100	Denso Corp. (Auto Components)	355
5,400	Eisai Co. Ltd. (Pharmaceuticals)	302
12,000	Fuji Electric Co. Ltd. (Electrical Equipment)	50
11,900	Fuji Heavy Industries Ltd. (Automobiles)	409
37,000	Fujitsu Ltd. (IT Services)	136
5,300	Hino Motors Ltd. (Machinery)	53
2,100	Hitachi Chemical Co. Ltd. (Chemicals)	39
2,200	Hitachi Construction Machinery Co. Ltd. (Machinery)	32
101,000	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	424
4,400	Hitachi Metals Ltd. (Metals & Mining)	45
32,900	Honda Motor Co. Ltd. (Automobiles)	826
1,900	Idemitsu Kosan Co. Ltd. (Oil, Gas & Consumable Fuels)	41
37,800	ITOCHU Corp. (Trading Companies & Distributors)	462
4,700	J. FRONT RETAILING Co. Ltd. (Multiline Retail)	49
11,200	JFE Holdings, Inc. (Metals & Mining)	146
3,700	JSR Corp. (Chemicals)	49
49,800	JX Holdings, Inc. (Oil, Gas & Consumable Fuels)	195
29,000	Kawasaki Heavy Industries Ltd. (Machinery)	82
18,600	KDDI Corp. (Wireless Telecommunication Services)	566
19,900	Komatsu Ltd. (Machinery)	346
9,600	Konica Minolta, Inc. (Technology Hardware, Storage & Peripherals)	70
7,600	Kuraray Co. Ltd. (Chemicals)	91
1,400	Lawson, Inc. (Food & Staples Retailing)	112
1,100	Miraca Holdings, Inc. (Health Care Providers & Services)	48
29,200	Mitsubishi Chemical Holdings Corp. (Chemicals)	134
30,200	Mitsubishi Corp. (Trading Companies & Distributors)	532

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
40,000	Mitsubishi Electric Corp. (Electrical Equipment)	$478
63,000	Mitsubishi Heavy Industries Ltd. (Machinery)	253
24,000	Mitsubishi Materials Corp. (Metals & Mining)	57
4,800	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals)	87
38,800	Mitsui & Co. Ltd. (Trading Companies & Distributors)	463
187,900	Mizuho Financial Group, Inc. (Banks)	270
3,800	MS&AD Insurance Group Holdings, Inc. (Insurance)	98
55,000	NEC Corp. (Technology Hardware, Storage & Peripherals)	128
8,000	Nippon Electric Glass Co. Ltd. (Electronic Equipment, Instruments & Components)	33
19	Nippon Prologis REIT, Inc. (Real Estate Investment Trusts)	46
8,200	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	385
50,800	Nissan Motor Co. Ltd. (Automobiles)	453
1,100	Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	19
15,100	NTT DoCoMo, Inc. (Wireless Telecommunication Services)	407
6,800	ORIX Corp. (Diversified Financial Services)	88
20,000	Osaka Gas Co. Ltd. (Gas Utilities)	77
1,200	OTSUKA Corp. (IT Services)	56
8,400	Otsuka Holdings Co. Ltd. (Pharmaceuticals)	387
45,100	Panasonic Corp. (Household Durables)	388
17,600	Resona Holdings, Inc. (Banks)	64
1,900	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	75
1,100	Sankyo Co. Ltd. (Leisure Products)	41
3,900	Sega Sammy Holdings, Inc. (Leisure Products)	42
9,600	Sekisui Chemical Co. Ltd. (Household Durables)	118
13,000	Sekisui House Ltd. (Household Durables)	228
3,900	Showa Shell Sekiyu K.K. (Oil, Gas & Consumable Fuels)	36
2,600	Sompo Japan Nipponkoa Holdings, Inc. (Insurance)	69
31,000	Sumitomo Chemical Co. Ltd. (Chemicals)	128
24,800	Sumitomo Corp. (Trading Companies & Distributors)	250
11,000	Sumitomo Heavy Industries Ltd. (Machinery)	48
11,000	Sumitomo Metal Mining Co. Ltd. (Metals & Mining)	112
9,900	Sumitomo Mitsui Financial Group, Inc. (Banks)	287
25,000	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	81
4,000	T&D Holdings, Inc. (Insurance)	34
23,000	Taiheiyo Cement Corp. (Construction Materials)	54
17,000	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	734
5,000	The Chiba Bank Ltd. (Banks)	24
6,000	The Joyo Bank Ltd. (Banks)	22
5,000	The Shizuoka Bank Ltd. (Banks)	35
2,600	THK Co. Ltd. (Machinery)	44
5,400	Tokio Marine Holdings, Inc. (Insurance)	180

Shares	Security Description	Value (000)
	Japan (continued)
24,000	TOKYO GAS CO. LTD. (Gas Utilities)	$99
7,000	TonenGeneral Sekiyu K.K. (Oil, Gas & Consumable Fuels)	64
1,400	Toyoda Gosei Co. Ltd. (Auto Components)	25
23,300	Toyota Motor Corp. (Automobiles)	1,150
4,400	Toyota Tsusho Corp. (Trading Companies & Distributors)	95
4,700	USS Co. Ltd. (Specialty Retail)	78
14,600	Yamada Denki Co. Ltd. (Specialty Retail)	77
5,500	Yamaha Motor Co. Ltd. (Automobiles)	84

		15,785

	Jersey — 0.08%
8,793	Petrofac Ltd. (Energy Equipment & Services)	91

	Luxembourg — 0.17%
1,035	Millicom International Cellular SA (Wireless Telecommunication Services)	64
6,749	SES – FDR, Class – A (Media)	144

		208

	Netherlands — 1.29%
6,608	AEGON NV (Insurance)	26
340	Chicago Bridge & Iron Co. (Construction & Engineering)	12
280	Franks International NV (Energy Equipment & Services)	4
13,929	ING Groep NV (Banks)	144
8,146	Koninklijke Ahold NV (Food & Staples Retailing)	180
908	Koninklijke Boskalis Westminster NV (Construction & Engineering)	31
1,866	Koninklijke DSM NV (Chemicals)	108
8,917	Koninklijke Philips Electronics NV (Industrial Conglomerates)	221
1,246	Randstad Holding NV (Professional Services)	50
9,606	Reed Elsevier NV (Media)	166
10,019	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	58
12,077	Unilever NV (Personal Products)	562

		1,562

	New Zealand — 0.04%
1,839	Contact Energy Ltd. (Electric Utilities)	7
3,133	Fletcher Building Ltd. (Construction Materials)	19
3,776	Meridian Energy Ltd. (Independent Power and Renewable Electricity Producers)	7
8,048	Telecom Corp. of New Zealand Ltd. (Diversified Telecommunication Services)	21

		54

	Norway — 0.43%
1,181	Gjensidige Forsikring ASA (Insurance)	20
18,520	Statoil ASA (Oil, Gas & Consumable Fuels)	321
6,665	Telenor ASA (Diversified Telecommunication Services)	110
2,405	Yara International ASA (Chemicals)	76

		527

	Panama — 0.02%
710	Banco Latinoamericano de Comercio Exterior SA, Class – E (Banks)	19

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Portugal — 0.03%
12,352	EDP – Energias de Portugal SA (Electric Utilities)	$38

	Puerto Rico — 0.03%
5,930	First Bancorp (Banks) (a)	23
440	Triple-S Management Corp., Class – A (Health Care Providers & Services) (a)	11

		34

	Singapore — 1.13%
35,900	Ascendas Real Estate Investment Trust (Real Estate Investment Trusts)	66
39,300	CapitaCommercial Trust (Real Estate Investment Trusts)	43
40,600	CapitaMall Trust (Real Estate Investment Trusts)	65
45,700	Keppel Corp. Ltd. (Industrial Conglomerates)	188
28,800	Oversea-Chinese Banking Corp. Ltd. (Banks)	187
29,600	SembCorp Industries Ltd. (Industrial Conglomerates)	63
37,200	Singapore Press Holdings Ltd. (Media)	110
17,300	Singapore Tech Engineering (Aerospace & Defense)	41
127,100	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	393
15,200	United Overseas Bank Ltd. (Banks)	209

		1,365

	Spain — 1.41%
10,426	Abertis Infraestructuras SA (Transportation Infrastructure)	154
43,480	Banco Bilbao Vizcaya Argentaria SA (Banks)	249
97,793	Banco Santander SA (Banks)	380
16,925	CaixaBank SA (Banks)	37
7,805	Corporacion Mapfre (Insurance)	17
2,002	Enagas (Gas Utilities)	62
3,044	Gas Natural SDG SA (Gas Utilities)	60
21,325	Repsol YPF SA (Oil, Gas & Consumable Fuels)	273
50,599	Telefonica SA (Diversified Telecommunication Services)	480

		1,712

	Sweden — 1.96%
43,952	Nordea Bank AB (Banks)	373
21,533	Skandinaviska Enskilda Banken AB, Class – A (Banks)	188
10,006	Skanska AB, B Shares (Construction & Engineering)	210
21,493	Svenska Handelsbanken AB, A Shares (Banks)	261
12,815	Swedbank AB, A Shares (Banks)	269
6,784	Tele2 AB, B Shares (Wireless Telecommunication Services)	60
100,850	Telefonaktiebolaget LM Ericsson, B Shares (Communications Equipment)	775
51,382	TeliaSonera AB (Diversified Telecommunication Services)	243

		2,379

	Switzerland — 5.81%
55,156	ABB Ltd., Registered Shares (Electrical Equipment)	1,092

Shares	Security Description	Value (000)
	Switzerland (continued)
5,101	Adecco SA, Registered Shares (Professional Services)	$257
954	Garmin Ltd. (Household Durables)	40
1,234	Kuehne & Nagel International Ltd. (Marine)	173
9,474	LafargeHolcim Ltd., Registered Shares (Construction Materials)	396
17,308	Nestle SA (Food Products)	1,341
14,370	Novartis AG, Registered Shares (Pharmaceuticals)	1,187
4,529	Roche Holding AG (Pharmaceuticals)	1,196
145	SGS SA, Registered Shares (Professional Services)	333
937	Swiss Prime Site AG (Real Estate Management & Development)	85
2,677	Swiss Re AG (Insurance)	234
365	Swisscom AG (Diversified Telecommunication Services)	181
18,676	UBS Group AG (Capital Markets)	242
1,164	Zurich Financial Services AG (Insurance)	288

		7,045

	United Kingdom — 11.38%
8,159	Aberdeen Asset Management PLC (Capital Markets)	31
2,166	Aon PLC (Insurance)	237
29,295	AstraZeneca PLC (Pharmaceuticals)	1,751
2,220	Atlantica Yield PLC (Independent Power and Renewable Electricity Providers)	41
51,418	Aviva PLC (Insurance)	270
67,674	BHP Billiton PLC (Metals & Mining)	856
15,148	Capital Shopping Centres Group PLC (Real Estate Investment Trusts)	59
94,955	Centrica PLC (Multi-Utilities)	287
36,270	Cobham PLC (Aerospace & Defense)	76
17,356	Direct Line Insurance Group PLC (Insurance)	80
81,661	GlaxoSmithKline PLC (Pharmaceuticals)	1,754
5,361	ICAP PLC (Capital Markets)	30
7,957	Inmarsat PLC (Diversified Telecommunication Services)	86
4,728	Investec PLC (Capital Markets)	29
136,237	ITV PLC (Media)	327
46,199	J Sainsbury PLC (Food & Staples Retailing)	144
72,949	Legal & General Group PLC (Insurance)	187
48,746	National Grid PLC (Multi-Utilities)	717
56,255	Old Mutual PLC (Insurance)	152
27,583	Pearson PLC (Media)	358
10,554	Persimmon PLC (Household Durables)	205
50,055	Rio Tinto PLC (Metals & Mining)	1,555
900	Rowan Cos. PLC, Class – A (Energy Equipment & Services)	16
33,032	Royal Dutch Shell PLC, A Shares (Oil, Gas & Consumable Fuels)	907
35,532	Royal Dutch Shell PLC, B Shares (Oil, Gas & Consumable Fuels)	982
26,803	Royal Mail PLC (Air Freight & Logistics)	180
17,561	SSE PLC (Electric Utilities)	365
25,325	Standard Life PLC (Insurance)	100
18,977	Tate & Lyle PLC (Food Products)	170

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United Kingdom (continued)
4,516	The Berkeley Group Holdings PLC (Household Durables)	$152
496,840	Vodafone Group PLC (Wireless Telecommunication Services)	1,515
76,206	William Morrison Supermarkets PLC (Food & Staples Retailing)	191

		13,810

	United States — 43.22%
1,420	1-800-FLOWERS.COM, Inc., Class – A (Internet & Catalog Retail) (a)	13
4,866	3M Co. (Industrial Conglomerates)	852
950	Aaron’s, Inc. (Specialty Retail)	21
4,828	Accenture PLC, Class – A (IT Services)	547
1,450	ACCO Brands Corp. (Commercial Services & Supplies) (a)	15
490	Aceto Corp. (Health Care Providers & Services)	11
1,480	Achillion Pharmaceuticals, Inc. (Biotechnology) (a)	12
410	Acorda Therapeutics, Inc. (Biotechnology) (a)	10
660	Addus HomeCare Corp. (Health Care Providers & Services) (a)	12
577	Advance Auto Parts, Inc. (Specialty Retail)	93
410	Air Lease Corp. (Trading Companies & Distributors)	11
300	Air Methods Corp. (Health Care Providers & Services) (a)	11
1,649	Air Products & Chemicals, Inc. (Chemicals)	234
1,410	Akamai Technologies, Inc. (Internet Software & Services) (a)	79
750	Albany Molecular Research, Inc. (Life Sciences Tools & Services) (a)	10
650	Align Technology, Inc. (Health Care Equipment & Supplies) (a)	52
310	Almost Family, Inc. (Health Care Providers & Services) (a)	13
1,330	Alon USA Energy, Inc. (Oil, Gas & Consumable Fuels)	9
1,536	Alphabet, Inc., Class – A (Internet Software & Services) (a)	1,081
510	AMAG Pharmaceuticals, Inc. (Biotechnology) (a)	12
380	AMC Entertainment Holdings, Inc., Class – A (Media)	10
1,430	American Axle & Manufacturing Holdings, Inc. (Auto Components) (a)	21
630	American Eagle Outfitters, Inc. (Specialty Retail)	10
3,758	American Electric Power, Inc. (Electric Utilities)	263
760	American Public Education, Inc. (Diversified Consumer Services) (a)	21
310	American Railcar Industries (Machinery)	12
5,838	Amgen, Inc. (Biotechnology)	889
340	AMN Healthcare Services, Inc. (Health Care Providers & Services) (a)	14
890	Amphastar Pharmaceuticals, Inc. (Pharmaceuticals) (a)	14
2,370	Amphenol Corp., Class – A (Electronic Equipment, Instruments & Components)	136

Shares	Security Description	Value (000)
	United States (continued)
2,409	Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	$136
140	Analogic Corp. (Health Care Equipment & Supplies)	11
320	ANI Pharmaceuticals, Inc. (Pharmaceuticals) (a)	18
210	Anixter International, Inc. (Electronic Equipment, Instruments & Components) (a)	11
717	ANSYS, Inc. (Software) (a)	65
560	Antero Resources Corp. (Oil, Gas & Consumable Fuels) (a)	15
2,022	Anthem, Inc. (Health Care Providers & Services)	266
5,690	Anworth Mortgage Asset Corp. (Real Estate Investment Trusts)	27
2,000	Apollo Residential Mortgage, Inc. (Real Estate Investment Trusts)	27
10,956	Apple, Inc. (Technology Hardware, Storage & Peripherals)	1,048
310	Applied Industrial Technologies, Inc. (Trading Companies & Distributors)	14
1,430	Aqua America, Inc. (Water Utilities)	51
3,020	ARC Document Solutions, Inc. (Commercial Services & Supplies) (a)	12
1,320	ArcBest Corp. (Road & Rail)	21
370	Argan, Inc. (Construction & Engineering)	15
270	Arista Networks, Inc. (Communications Equipment) (a)	17
170	Asbury Automotive Group, Inc. (Specialty Retail) (a)	9
1,801	Autodesk, Inc. (Software) (a)	98
3,609	Automatic Data Processing, Inc. (IT Services)	332
238	AutoZone, Inc. (Specialty Retail) (a)	188
1,090	Avis Budget Group, Inc. (Road & Rail) (a)	35
980	Avista Corp. (Multi-Utilities)	44
840	AVX Corp. (Electronic Equipment, Instruments & Components)	11
290	BancFirst Corp. (Banks)	17
1,070	BBCN Bancorp, Inc. (Banks)	16
1,600	Beazer Homes USA, Inc. (Household Durables) (a)	12
1,613	Becton, Dickinson & Co. (Health Care Equipment & Supplies)	275
1,375	Bed Bath & Beyond, Inc. (Specialty Retail)	59
170	Belden, Inc. (Electronic Equipment, Instruments & Components)	10
784	Bemis Co., Inc. (Containers & Packaging)	41
470	Benchmark Electronics, Inc. (Electronic Equipment, Instruments & Components) (a)	10
2,403	Best Buy Co., Inc. (Specialty Retail)	74
920	Big 5 Sporting Goods Corp. (Specialty Retail)	9
230	Big Lots, Inc. (Multiline Retail)	12
80	Bio-Rad Laboratories, Inc., Class – A (Life Sciences Tools & Services) (a)	11
391	Bio-Techne Corp. (Life Sciences Tools & Services)	44
740	Black Box Corp. (Communications Equipment)	10
470	Black Knight Financial Services, Inc., Class – A (IT Services) (a)	18
960	Bloomin’ Brands, Inc. (Hotels, Restaurants & Leisure)	17

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
2,750	Blucora, Inc. (Internet Software & Services) (a)	$28
340	Bob Evans Farms, Inc. (Hotels, Restaurants & Leisure)	13
1,230	Boise Cascade Co. (Paper & Forest Products) (a)	28
290	BOK Financial Corp. (Banks)	18
470	Booz Allen Hamilton Holding Corp. (IT Services)	14
1,980	Bravo Brio Restaurant Group, Inc. (Hotels, Restaurants & Leisure) (a)	16
550	Briggs & Stratton Corp. (Machinery)	12
340	Brinker International, Inc. (Hotels, Restaurants & Leisure)	15
968	Broadridge Financial Solutions, Inc. (IT Services)	63
720	Brookdale Senior Living, Inc. (Health Care Providers & Services) (a)	11
3,630	Brooks Automation, Inc. (Semiconductors & Semiconductor Equipment)	41
938	Brown & Brown, Inc. (Insurance)	35
390	Bruker Biosciences Corp. (Life Sciences Tools & Services)	9
640	Bryn Mawr Bank Corp. (Banks)	19
1,160	C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	86
920	Cabot Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	39
140	CACI International, Inc., Class – A (IT Services) (a)	13
1,350	CAI International, Inc. (Trading Companies & Distributors) (a)	10
380	Caleres, Inc. (Specialty Retail)	9
250	Cambrex Corp. (Life Sciences Tools & Services) (a)	13
1,383	Campbell Soup Co. (Food Products)	92
300	Capella Education Co. (Diversified Consumer Services)	16
2,710	Capstead Mortgage Corp. (Real Estate Investment Trusts)	26
2,533	Cardinal Health, Inc. (Health Care Providers & Services)	198
390	Cardtronics, Inc. (IT Services) (a)	16
523	Carlisle Cos., Inc. (Industrial Conglomerates)	55
740	Carriage Services, Inc. (Diversified Consumer Services)	18
421	Carter’s, Inc. (Textiles, Apparel & Luxury Goods)	45
260	Cass Information Systems, Inc. (IT Services)	13
410	Catalent, Inc. (Pharmaceuticals) (a)	9
2,320	CBL & Associates Properties, Inc. (Real Estate Investment Trusts)	22
1,272	CDK Global, Inc. (Software)	71
2,110	CECO Environmental Corp. (Commercial Services & Supplies)	18
830	Century Communities, Inc. (Household Durables) (a)	14
350	Cepheid, Inc. (Biotechnology) (a)	11
2,380	Cerner Corp. (Health Care Technology) (a)	139
140	Charles River Laboratories International, Inc. (Life Sciences Tools & Services) (a)	12
80	Chemed Corp. (Health Care Providers & Services)	11

Shares	Security Description	Value (000)
	United States (continued)
1,070	Chesapeake Lodging Trust (Real Estate Investment Trusts)	$25
1,960	Chimera Investment Corp. (Real Estate Investment Trusts)	31
246	Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure) (a)	99
305	Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)	15
6,680	Ciber, Inc. (IT Services) (a)	10
726	Cintas Corp. (Commercial Services & Supplies)	72
1,040	Cirrus Logic, Inc. (Semiconductors & Semiconductor Equipment) (a)	40
39,050	Cisco Systems, Inc. (Communications Equipment)	1,120
580	Citi Trends, Inc. (Specialty Retail)	9
2,510	Citizens Financial Group, Inc. (Banks)	51
1,272	Citrix Systems, Inc. (Software) (a)	102
670	Civitas Solutions, Inc. (Health Care Providers & Services) (a)	14
490	Clearwater Paper Corp. (Paper & Forest Products) (a)	32
2,463	CME Group, Inc. (Diversified Financial Services)	240
2,193	Coach, Inc. (Textiles, Apparel & Luxury Goods)	89
4,683	Cognizant Technology Solutions Corp. (IT Services) (a)	268
6,938	Colgate-Palmolive Co. (Household Products)	508
1,620	Colony Capital, Inc., Class – A (Real Estate Investment Trusts)	25
850	Columbus McKinnon Corp. (Machinery)	12
695	Commerce Bancshares, Inc. (Banks)	33
470	Community Trust Bancorp, Inc. (Banks)	16
440	Comtech Telecommunications Corp. (Communications Equipment)	6
1,050	ConnectOne Bancorp, Inc. (Banks)	16
510	Convergys Corp. (IT Services)	13
300	Cooper-Standard Holding, Inc. (Auto Components) (a)	23
971	Copart, Inc. (Commercial Services & Supplies) (a)	48
625	Crane Co. (Machinery)	35
1,000	Cross Country Healthcare, Inc. (Health Care Providers & Services) (a)	14
320	CSG Systems International, Inc. (IT Services)	13
560	CSRA, Inc. (IT Services)	13
500	CSS Industries, Inc. (Household Durables)	13
7,587	CSX Corp. (Road & Rail)	198
660	CTS Corp. (Electronic Equipment, Instruments & Components)	12
720	Cullen/Frost Bankers, Inc. (Banks)	47
1,391	Cummins, Inc. (Machinery)	156
3,410	CYS Investments, Inc. (Real Estate Investment Trusts)	29
1,590	Dana Holding Corp. (Auto Components)	17
4,577	Danaher Corp. (Industrial Conglomerates)	462
1,460	Darling Ingredients, Inc. (Food Products) (a)	22
1,398	DaVita Healthcare Partners, Inc. (Health Care Providers & Services) (a)	108
1,030	Dean Foods Co. (Food Products)	19
900	Delek US Holdings, Inc. (Oil, Gas & Consumable Fuels)	12

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
1,904	DENTSPLY SIRONA, Inc. (Health Care Equipment & Supplies)	$118
1,780	DHI Group, Inc. (Internet Software & Services) (a)	11
670	Diamond Resorts International, Inc. (Hotels, Restaurants & Leisure) (a)	20
2,750	DiamondRock Hospitality Co. (Real Estate Investment Trusts)	25
745	Dick’s Sporting Goods, Inc. (Specialty Retail)	34
120	Dillard’s, Inc., Class – A (Multiline Retail)	7
1,860	Diodes, Inc. (Semiconductors & Semiconductor Equipment) (a)	35
646	Dolby Laboratories, Inc., Class – A (Electronic Equipment, Instruments & Components)	31
1,767	Dollar Tree, Inc. (Multiline Retail) (a)	166
620	Domtar Corp. (Paper & Forest Products)	22
1,097	Donaldson Co., Inc. (Machinery)	38
570	Douglas Dynamics, Inc. (Machinery)	15
1,270	Dover Corp. (Machinery)	88
1,469	Dr. Pepper Snapple Group, Inc. (Beverages)	142
309	Dril-Quip, Inc. (Energy Equipment & Services) (a)	18
386	DST Systems, Inc. (IT Services)	45
740	DXP Enterprises, Inc. (Trading Companies & Distributors) (a)	11
4,040	Dynex Capital, Inc. (Real Estate Investment Trusts)	28
2,490	EarthLink Holdings Corp. (Internet Software & Services)	16
950	Eaton Vance Corp. (Capital Markets)	34
9,322	eBay, Inc. (Internet Software & Services) (a)	218
240	EchoStar Corp., Class – A (Communications Equipment) (a)	10
2,026	Ecolab, Inc. (Chemicals)	240
1,649	Edwards Lifesciences Corp. (Health Care Equipment & Supplies) (a)	165
1,190	Electro Rent Corp. (Electronic Equipment, Instruments & Components)	18
7,514	Eli Lilly & Co. (Pharmaceuticals)	592
320	Emergent BioSolutions, Inc. (Biotechnology) (a)	9
1,560	Encore Capital Group, Inc. (Consumer Finance) (a)	37
230	EnerSys (Electrical Equipment)	14
630	Ennis, Inc. (Commercial Services & Supplies)	12
2,750	Entegris, Inc. (Semiconductors & Semiconductor Equipment) (a)	40
1,020	Entercom Communications Corp. (Media)	14
550	Envision Healthcare Holdings, Inc. (Health Care Providers & Services) (a)	14
130	ePlus, Inc. (Electronic Equipment, Instruments & Components) (a)	11
1,540	Era Group, Inc. (Energy Equipment & Services) (a)	14
400	Essendant, Inc. (Commercial Services & Supplies)	12
590	Exactech, Inc. (Health Care Equipment & Supplies) (a)	16
1,515	Expeditors International of Washington, Inc. (Air Freight & Logistics)	74
5,179	Express Scripts Holding Co. (Health Care Providers & Services) (a)	392

Shares	Security Description	Value (000)
	United States (continued)
13,261	Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	$1,242
580	F5 Networks, Inc. (Communications Equipment) (a)	66
338	FactSet Research Systems, Inc. (Diversified Financial Services)	55
1,650	FairPoint Communications, Inc. (Diversified Telecommunication Services) (a)	25
2,327	Fastenal Co. (Trading Companies & Distributors)	103
430	Federal Agricultural Mortgage Corp., Class – C (Thrifts & Mortgage Finance)	15
1,010	Federal Signal Corp. (Machinery)	13
3,600	FelCor Lodging Trust, Inc. (Real Estate Investment Trusts)	22
850	First Community Bancshares, Inc. (Banks)	19
490	First Financial Corp. (Banks)	18
580	First Interstate BancSystem, Inc., Class – A (Banks)	16
780	First NBC Bank Holding Co. (Banks) (a)	13
3,110	First Potomac Realty Trust (Real Estate Investment Trusts)	29
1,126	First Republic Bank (Banks)	80
1,820	Fiserv, Inc. (IT Services) (a)	198
780	Flagstar Bancorp, Inc. (Thrifts & Mortgage Finance) (a)	20
731	FleetCor Technologies, Inc. (IT Services) (a)	105
1,131	FLIR Systems, Inc. (Electronic Equipment, Instruments & Components)	35
1,118	Fluor Corp. (Construction & Engineering)	56
1,861	FMC Technologies, Inc. (Energy Equipment & Services) (a)	50
633	Fossil Group, Inc. (Textiles, Apparel & Luxury Goods) (a)	18
3,080	Franklin Resources, Inc. (Capital Markets)	103
2,680	Franklin Street Properties Corp. (Real Estate Investment Trusts)	32
860	Freightcar America, Inc. (Machinery)	12
1,128	GameStop Corp., Class – A (Specialty Retail)	30
690	Gannett, Inc. Com (Media)	10
1,917	Gap, Inc. (Specialty Retail)	41
270	GATX Corp. (Trading Companies & Distributors)	12
2,121	General Dynamics Corp. (Aerospace & Defense)	295
4,567	General Mills, Inc. (Food Products)	326
1,208	Genuine Parts Co. (Distributors)	123
470	Globus Medical, Inc., Class – A (Health Care Equipment & Supplies) (a)	11
330	GNC Holdings, Inc., Class – A (Specialty Retail)	8
450	Great Southern Bancorp, Inc. (Banks)	17
600	Great Western Bancorp, Inc. (Banks)	19
950	Green Plains, Inc. (Oil, Gas & Consumable Fuels)	19
750	Greif, Inc., Class – A (Containers & Packaging)	28
850	Griffon Corp. (Building Products)	14
180	Group 1 Automotive, Inc. (Specialty Retail)	9
400	Halyard Health, Inc. (Health Care Equipment & Supplies) (a)	13
690	Hancock Holding Co. (Banks)	18
981	Harris Corp. (Communications Equipment)	82
4,110	Harte-Hanks, Inc. (Media)	7

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
510	Haverty Furniture Cos., Inc. (Specialty Retail)	$9
1,210	Hawaiian Electric Industries, Inc. (Electric Utilities)	40
300	HealthSouth Corp. (Health Care Providers & Services)	12
1,100	Healthways, Inc. (Health Care Providers & Services) (a)	13
520	Heartland Financial USA, Inc. (Banks)	18
667	Henry Schein, Inc. (Health Care Providers & Services) (a)	118
930	Heritage Financial Corp. (Banks)	16
1,159	Hershey Co. (Food Products)	132
220	Hill-Rom Holdings, Inc. (Health Care Equipment & Supplies)	11
880	Hilltop Holdings, Inc. (Banks) (a)	18
810	HomeStreet, Inc. (Thrifts & Mortgage Finance) (a)	16
2,123	Hormel Foods Corp. (Food Products)	78
1,060	Hospitality Properties Trust (Real Estate Investment Trusts)	31
469	Hubbell, Inc. (Electrical Equipment)	49
200	Hyster-Yale Materials Handling, Inc., Class – A (Machinery)	12
320	IBERIABANK Corp. (Banks)	19
370	ICF International, Inc. (Professional Services) (a)	15
630	IDEX Corp. (Machinery)	52
755	IDEXX Laboratories, Inc. (Health Care Equipment & Supplies) (a)	70
1,650	IDT Corp. (Diversified Telecommunication Services)	23
557	IHS, Inc., Class – A (Professional Services) (a)	65
330	Impax Laboratories, Inc. (Pharmaceuticals) (a)	10
1,600	InfraREIT, Inc. (Real Estate Investment Trusts)	28
540	Innospec, Inc. (Chemicals)	25
370	Insight Enterprises, Inc. (Electronic Equipment, Instruments & Components) (a)	10
36,341	Intel Corp. (Semiconductors & Semiconductor Equipment)	1,192
670	International Bancshares Corp. (Banks)	17
6,967	International Business Machines Corp. (IT Services)	1,056
640	International Flavors & Fragrances, Inc. (Chemicals)	81
430	International Speedway Corp., Class – A (Hotels, Restaurants & Leisure)	14
1,120	Interval Leisure Group, Inc. (Hotels, Restaurants & Leisure)	18
1,910	Intrawest Resorts Holdings, Inc. (Hotels, Restaurants & Leisure) (a)	25
2,120	Intuit, Inc. (Software)	236
2,300	Invesco Mortgage Capital (Real Estate Investment Trusts)	31
1,160	Isle of Capri Casino (Hotels, Restaurants & Leisure) (a)	21
230	j2 Global, Inc. (Internet Software & Services)	15
530	Jabil Circuit, Inc. (Electronic Equipment, Instruments & Components)	10
658	Jack Henry & Associates, Inc. (IT Services)	57
1,005	Jacobs Engineering Group, Inc. (Construction & Engineering) (a)	50

Shares	Security Description	Value (000)
	United States (continued)
596	John Wiley & Sons, Inc., Class – A (Media)	$31
10,270	Johnson & Johnson (Pharmaceuticals)	1,245
990	KB Home (Household Durables)	15
850	KBR, Inc. (Construction & Engineering)	11
700	Kelly Services, Inc., Class – A (Professional Services)	13
680	Kforce, Inc. (Professional Services)	11
880	Kimball Electronics, Inc. (Electronic Equipment, Instruments & Components) (a)	11
2,801	Kimberly-Clark Corp. (Household Products)	385
920	Kindred Healthcare, Inc. (Health Care Providers & Services)	10
1,523	Kohl’s Corp. (Multiline Retail)	58
651	L-3 Communications Holdings, Inc. (Aerospace & Defense)	95
800	Laboratory Corp. of America Holdings (Health Care Providers & Services) (a)	104
1,620	Lakeland Bancorp, Inc. (Banks)	18
340	Landauer, Inc. (Health Care Providers & Services)	14
358	Landstar System, Inc. (Road & Rail)	25
520	Lannett Co., Inc. (Pharmaceuticals) (a)	12
840	LegacyTexas Financial Group, Inc. (Banks)	23
280	Leidos Holdings, Inc. (IT Services)	13
330	Lexmark International, Inc., Class – A (Technology Hardware, Storage & Peripherals)	12
560	LGI Homes, Inc. (Household Durables) (a)	19
310	LHC Group, Inc. (Health Care Providers & Services) (a)	13
710	Libbey, Inc. (Household Durables)	11
160	LifePoint Hospitals, Inc. (Health Care Providers & Services) (a)	10
100	Ligand Pharmaceuticals, Inc., Class – B (Biotechnology) (a)	12
606	Lincoln Electric Holdings, Inc. (Machinery)	36
1,894	Linear Technology Corp. (Semiconductors & Semiconductor Equipment)	88
120	Lithia Motors, Inc. (Specialty Retail)	9
2,409	LKQ Corp. (Distributors) (a)	76
2,085	Lockheed Martin Corp. (Aerospace & Defense)	518
896	Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods) (a)	66
380	Lumentum Holdings, Inc. (Communications Equipment) (a)	9
560	Luminex Corp. (Life Sciences Tools & Services) (a)	11
660	MacroGenics, Inc. (Biotechnology) (a)	18
160	Magellan Health Services, Inc. (Health Care Providers & Services) (a)	11
440	ManTech International Corp., Class – A (IT Services)	17
1,090	Marcus & Millichap, Inc. (Real Estate Management & Development) (a)	28
810	Marcus Corp. (Hotels, Restaurants & Leisure)	17
240	Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)	16
4,124	Marsh & McLennan Cos., Inc. (Insurance)	282
7,677	MasterCard, Inc., Class – A (IT Services)	676
910	Materion Corp. (Metals & Mining)	23

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
270	MAXIMUS, Inc. (IT Services)	$15
1,016	McCormick & Co., Inc. (Food Products)	108
7,355	McDonald’s Corp. (Hotels, Restaurants & Leisure)	886
500	McGrath RentCorp (Commercial Services & Supplies)	15
1,775	McKesson Corp. (Health Care Providers & Services)	331
2,050	MDU Resources Group, Inc. (Multi-Utilities)	49
1,479	Mead Johnson Nutrition Co. (Food Products)	134
747	MEDNAX, Inc. (Health Care Providers & Services) (a)	54
700	Mentor Graphics Corp. (Software)	15
21,103	Merck & Co., Inc. (Pharmaceuticals)	1,216
230	Meredith Corp. (Media)	12
620	Merit Medical Systems, Inc. (Health Care Equipment & Supplies) (a)	12
1,710	Meritor, Inc. (Machinery) (a)	12
370	Methode Electronics, Inc. (Electronic Equipment, Instruments & Components)	13
218	Mettler-Toledo International, Inc. (Life Sciences Tools & Services) (a)	80
2,200	MGIC Investment Corp. (Thrifts & Mortgage Finance) (a)	13
21,551	Microsoft Corp. (Software)	1,102
80	MicroStrategy, Inc., Class – A (Software) (a)	14
1,280	MiMedx Group, Inc. (Biotechnology) (a)	10
170	Molina Heathcare, Inc. (Health Care Providers & Services) (a)	8
1,220	Momenta Pharmaceuticals, Inc. (Biotechnology) (a)	13
4,300	Monster Worldwide, Inc. (Internet Software & Services) (a)	10
290	Moog, Inc., Class – A (Aerospace & Defense) (a)	16
164	Morningstar, Inc. (Diversified Financial Services)	13
440	Movado Group, Inc. (Textiles, Apparel & Luxury Goods)	10
382	MSC Industrial Direct Co., Inc., Class – A (Trading Companies & Distributors)	27
677	National Fuel Gas Co. (Gas Utilities)	39
180	National Healthcare Corp. (Health Care Providers & Services)	12
904	National Instruments Corp. (Electronic Equipment, Instruments & Components)	25
3,077	National Oilwell Varco, Inc. (Energy Equipment & Services)	104
150	National Presto Industries, Inc. (Aerospace & Defense)	14
1,630	Nationstar Mortgage Holdings, Inc. (Thrifts & Mortgage Finance) (a)	18
810	Navigant Consulting, Inc. (Professional Services) (a)	13
360	NCR Corp. (Technology Hardware, Storage & Peripherals) (a)	10
510	NeuStar, Inc., Class – A (IT Services) (a)	12
10,412	NIKE, Inc., Class – B (Textiles, Apparel & Luxury Goods)	574
1,031	Nordstrom, Inc. (Multiline Retail)	39

Shares	Security Description	Value (000)
	United States (continued)
2,338	Norfolk Southern Corp. (Road & Rail)	$199
2,170	NorthStar Realty Finance Corp. (Real Estate Investment Trusts)	25
2,890	NRG Yield, Inc., Class – C (Independent Power and Renewable Electricity Producers)	45
5,892	Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	445
1,215	Oceaneering International, Inc. (Energy Equipment & Services)	36
561	Old Dominion Freight Line, Inc. (Road & Rail) (a)	34
1,380	Old National Bancorp (Banks)	17
1,040	Omega Protein Corp. (Food Products) (a)	21
4,310	Omnova Solutions, Inc. (Chemicals) (a)	31
930	OPKO Health, Inc. (Biotechnology) (a)	9
24,326	Oracle Corp. (Software)	995
330	Oshkosh Corp. (Machinery)	16
2,110	Osiris Therapeutics, Inc. (Biotechnology)	11
290	Outerwall, Inc. (Specialty Retail)	12
270	Owens & Minor, Inc. (Health Care Providers & Services)	10
180	PAREXEL International Corp. (Life Sciences Tools & Services) (a)	11
690	Park Electrochemical Corp. (Electronic Equipment, Instruments & Components)	10
695	Patterson Cos., Inc. (Health Care Providers & Services)	33
2,494	Paychex, Inc. (IT Services)	148
9,318	PayPal Holdings, Inc. (IT Services) (a)	340
440	PBF Energy, Inc., Class – A (Oil, Gas & Consumable Fuels)	10
430	PC Connection, Inc. (Electronic Equipment, Instruments & Components)	10
870	Peoples Bancorp, Inc. (Banks)	19
11,339	PepsiCo, Inc. (Beverages)	1,202
680	Perficient, Inc. (IT Services) (a)	14
710	Perry Ellis International, Inc. (Textiles, Apparel & Luxury Goods) (a)	14
530	PharMerica Corp. (Health Care Providers & Services) (a)	13
740	PHI, Inc. (Energy Equipment & Services) (a)	13
420	Phibro Animal Health Corp., Class – A (Pharmaceuticals)	8
4,158	Phillips 66 (Oil, Gas & Consumable Fuels)	330
1,640	Pier 1 Imports, Inc. (Specialty Retail)	8
740	Pilgrim’s Pride Corp. (Food Products)	19
270	Plantronics, Inc. (Communications Equipment)	12
270	Plexus Corp. (Electronic Equipment, Instruments & Components) (a)	12
530	Polaris Industries, Inc. (Leisure Products)	43
2,212	Praxair, Inc. (Chemicals)	249
330	Premier, Inc., Class – A (Health Care Providers & Services) (a)	11
210	Prestige Brands Holdings, Inc. (Pharmaceuticals) (a)	12
360	Prosperity Bancshares, Inc. (Banks)	18
660	QAD, Inc., Class – A (Software)	13
990	Quad Graphics, Inc. (Commercial Services & Supplies)	23

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
570	Quanta Services, Inc. (Construction & Engineering) (a)	$13
1,136	Quest Diagnostics, Inc. (Health Care Providers & Services)	92
760	R.R. Donnelley & Sons Co. (Commercial Services & Supplies)	13
1,614	Rackspace Hosting, Inc. (Internet Software & Services) (a)	34
2,341	Raytheon Co. (Aerospace & Defense)	318
1,452	Red Hat, Inc. (Software) (a)	104
260	Red Robin Gourmet Burgers, Inc. (Hotels, Restaurants & Leisure) (a)	12
210	Regal-Beloit Corp. (Electrical Equipment)	12
670	Rent-A-Center, Inc. (Specialty Retail)	8
420	Repligen Corp. (Biotechnology) (a)	11
1,114	ResMed, Inc. (Health Care Equipment & Supplies)	70
810	Retrophin, Inc. (Biotechnology) (a)	14
6,335	Reynolds American, Inc. (Tobacco)	342
5,360	Rigel Pharmaceuticals, Inc. (Biotechnology) (a)	12
1,220	RLJ Lodging Trust (Real Estate Investment Trusts)	26
1,084	Robert Half International, Inc. (Professional Services)	42
1,050	Rockwell Collins, Inc. (Aerospace & Defense)	89
757	Rollins, Inc. (Commercial Services & Supplies)	22
802	Roper Industries, Inc. (Industrial Conglomerates)	137
3,175	Ross Stores, Inc. (Specialty Retail)	180
1,130	RPX Corp. (Professional Services) (a)	10
740	Rush Enterprises, Inc., Class – A (Trading Companies & Distributors) (a)	16
460	Ryder System, Inc. (Road & Rail)	28
2,100	S&P Global, Inc. (Diversified Financial Services)	225
490	Sabre Corp. (IT Services)	13
890	Sagent Pharmaceuticals, Inc. (Pharmaceuticals) (a)	13
450	Sanmina Corp. (Electronic Equipment, Instruments & Components) (a)	12
4,240	Santander Consumer USA Holdings, Inc. (Consumer Finance) (a)	44
1,133	SCANA Corp. (Multi-Utilities)	86
260	ScanSource, Inc. (Electronic Equipment, Instruments & Components) (a)	10
290	Science Applications International Corp. (IT Services)	17
736	Scripps Networks Interactive, Class – A (Media)	46
1,210	Select Income REIT (Real Estate Investment Trusts)	31
950	Select Medical Holdings Corp. (Health Care Providers & Services) (a)	10
560	Seneca Foods Corp., Class – A (Food Products) (a)	20
350	Sinclair Broadcast Group, Inc., Class – A (Media)	10
455	Snap-on, Inc. (Machinery)	72
550	Sonic Automotive, Inc., Class – A (Specialty Retail)	9
810	Sonoco Products Co. (Containers & Packaging)	40
1,790	SpartanNash Co. (Food & Staples Retailing)	55
1,800	Spectrum Pharmaceuticals, Inc. (Biotechnology) (a)	12

Shares	Security Description	Value (000)
	United States (continued)
830	Speedway Motorsports, Inc. (Hotels, Restaurants & Leisure)	$15
587	Spirit Airlines, Inc. (Airlines) (a)	26
1,230	Sprouts Farmers Market, Inc. (Food & Staples Retailing) (a)	28
1,183	Stanley Black & Decker, Inc. (Machinery)	132
5,156	Staples, Inc. (Specialty Retail)	44
11,519	Starbucks Corp. (Hotels, Restaurants & Leisure)	658
810	Steelcase, Inc., Class – A (Commercial Services & Supplies)	11
1,420	Stein Mart, Inc. (Specialty Retail)	11
420	Stepan Co. (Chemicals)	25
2,060	Sunstone Hotel Investors, Inc. (Real Estate Investment Trusts)	25
250	Surgical Care Affiliates, Inc. (Health Care Providers & Services) (a)	12
610	SurModics, Inc. (Health Care Equipment & Supplies) (a)	14
470	Sykes Enterprises, Inc. (IT Services) (a)	14
110	SYNNEX Corp. (Electronic Equipment, Instruments & Components)	10
290	Syntel, Inc. (IT Services) (a)	13
4,559	Sysco Corp. (Food & Staples Retailing)	231
1,993	T. Rowe Price Group, Inc. (Capital Markets)	145
2,142	TD Ameritrade Holdg Corp. (Capital Markets)	61
130	Tech Data Corp. (Electronic Equipment, Instruments & Components) (a)	9
490	TeleTech Holdings, Inc. (IT Services)	13
370	Tenet Healthcare Corp. (Health Care Providers & Services) (a)	10
1,492	Teradata Corp. (IT Services) (a)	37
7,991	Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	501
310	The Buckle, Inc. (Specialty Retail)	8
1,011	The Clorox Co. (Household Products)	140
25,578	The Coca-Cola Co. (Beverages)	1,159
289	The Dun & Bradstreet Corp. (Professional Services)	35
500	The Ensign Group, Inc. (Health Care Providers & Services)	11
1,613	The Estee Lauder Cos., Inc., Class – A (Personal Products)	147
540	The Finish Line, Inc., Class – A (Specialty Retail)	11
480	The Greenbrier Cos., Inc. (Machinery)	14
949	The J.M. Smucker Co. (Food Products)	145
4,548	The Kraft Heinz Co. (Food Products)	401
7,517	The Kroger Co. (Food & Staples Retailing)	277
463	The Middleby Corp. (Machinery) (a)	53
14,034	The Procter & Gamble Co. (Household Products)	1,188
623	The Sherwin-Williams Co. (Chemicals)	183
6,968	The Southern Co. (Electric Utilities)	374
12,008	The Walt Disney Co. (Media)	1,175
3,059	Thermo Electron Corp. (Life Sciences Tools & Services)	452
912	Tiffany & Co. (Specialty Retail)	55
1,540	Tilly’s, Inc., Class – A (Specialty Retail) (a)	9
690	Time, Inc. (Media)	11
1,780	TiVo, Inc. (Software) (a)	18

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
1,085	Tractor Supply Co. (Specialty Retail)	$99
1,020	Travelport Worldwide Ltd. (IT Services)	13
1,770	Travelzoo, Inc. (Internet Software & Services) (a)	14
640	TriCo Bancshares (Banks)	18
2,087	Trimble Navigation Ltd. (Electronic Equipment, Instruments & Components) (a)	51
660	Trinseo SA (Chemicals) (a)	28
400	Triumph Group, Inc. (Aerospace & Defense)	14
710	Trustmark Corp. (Banks)	18
1,630	TTM Technologies, Inc. (Electronic Equipment, Instruments & Components) (a)	12
850	Tutor Perini Corp. (Construction & Engineering) (a)	20
230	U.S. Physical Therapy, Inc. (Health Care Providers & Services)	14
507	Ulta Salon, Cosmetics & Fragrance, Inc. (Specialty Retail) (a)	124
1,020	Umpqua Holdings Corp. (Banks)	16
1,440	Under Armour, Inc., Class – A (Textiles, Apparel & Luxury Goods) (a)	58
1,450	Under Armour, Inc., Class – C (Textiles, Apparel & Luxury Goods) (a)	53
560	Unifi, Inc. (Textiles, Apparel & Luxury Goods) (a)	15
110	UniFirst Corp. (Commercial Services & Supplies)	13
720	Union Bankshares Corp. (Banks)	18
6,723	Union Pacific Corp. (Road & Rail)	587
1,340	United Financial Bancorp, Inc. (Thrifts & Mortgage Finance)	17
6,423	United Technologies Corp. (Aerospace & Defense)	660
940	Unitil Corp. (Multi-Utilities)	40
320	Universal Corp. (Tobacco)	18
3,700	Universal Insurance Holdings, Inc. (Insurance)	69
860	Univest Corp. of Pennsylvania (Banks)	18
2,597	V.F. Corp. (Textiles, Apparel & Luxury Goods)	160
1,440	Vanda Pharmaceuticals, Inc. (Biotechnology) (a)	16
800	Varian Medical Systems, Inc. (Health Care Equipment & Supplies) (a)	66
910	VASCO Data Security International, Inc. (Software) (a)	15
662	VCA Antech, Inc. (Health Care Providers & Services) (a)	45
610	Vectrus, Inc. (Aerospace & Defense) (a)	17
340	Veritiv Corp. (Trading Companies & Distributors) (a)	13
1,720	Virtu Financial, Inc., Class – A (Capital Markets)	31
410	Virtusa Corp. (IT Services) (a)	12
15,029	Visa, Inc., Class – A (IT Services)	1,113
830	Vishay Intertechnology, Inc. (Electronic Equipment, Instruments & Components)	10
770	Vishay Precision Group, Inc. (Electronic Equipment, Instruments & Components) (a)	10
660	VMware, Inc., Class – A (Software) (a)	38
410	VWR Corp. (Life Sciences Tools & Services) (a)	12
494	W.W. Grainger, Inc. (Trading Companies & Distributors)	113
1,000	Wabash National Corp. (Machinery) (a)	13

Shares	Security Description	Value (000)
	United States (continued)
776	Wabtec Corp. (Machinery)	$54
12,125	Wal-Mart Stores, Inc. (Food & Staples Retailing)	886
658	Waters Corp. (Life Sciences Tools & Services) (a)	93
710	Web.com Group, Inc. (Internet Software & Services) (a)	13
240	WESCO International, Inc. (Trading Companies & Distributors) (a)	12
570	West Corp. (Commercial Services & Supplies)	11
4,102	Western Union Co. (IT Services)	79
170	WEX, Inc. (IT Services) (a)	15
2,606	Whole Foods Market, Inc. (Food & Staples Retailing)	83
740	Williams-Sonoma, Inc. (Specialty Retail)	39
380	Wintrust Financial Corp. (Banks)	19
730	Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	15
876	World Fuel Services Corp. (Oil, Gas & Consumable Fuels)	42
3,893	Xcel Energy, Inc. (Electric Utilities)	174
2,052	Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	95
1,453	Xylem, Inc. (Machinery)	65
7,214	Yahoo!, Inc. (Internet Software & Services) (a)	270
550	Zedge, Inc., Class – B (Software) (a)	3

		52,427

	Total Common Stocks	120,534

	Preferred Stock — 0.03%
	Germany — 0.03%
644	Bayerische Motoren Werke Aktiengesellschaft – Preferred (Automobiles)	41

	Total Preferred Stock	41

	Mutual Funds — 0.09%
7,000	Dreyfus Treasury Prime Cash Management Fund, 0.16% (b)	7
100,000	SSgA Treasury Money Market Fund, 0.09% (b)	100

	Total Mutual Funds	107

	Total Investments (cost $125,684) — 99.47%	120,682
	Other assets in excess of liabilities — 0.53%	644

	Net Assets — 100.00%	$121,326

(a)	Represents non-income producing security.

(b)	The rate disclosed is the rate in effect on June 30, 2016.

FDR — Fiduciary Depositary Receipt

REIT — Real Estate Investment Trust

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (concluded) — June 30, 2016

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager.

The ESG Growth Portfolio	Cadence Capital Management, LLC	Mellon Capital Management Corporation	Total
Common Stocks	55.03%	44.32%	99.35%
Preferred Stock	0.03%	—	0.03%
Mutual Funds	0.01%	0.08%	0.09%
Other Assets (Liabilities)	0.47%	0.06%	0.53%

Total Net Assets	55.54%	44.46%	100.00%

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks — 98.87%
	Australia — 4.60%
9,923	Alumina Ltd. (Metals & Mining)	$10
3,596	AMP Ltd. (Insurance)	14
7,611	Aurizon Holdings Ltd. (Road & Rail)	28
2,841	AusNet Services (Electric Utilities)	3
3,956	Australia & New Zealand Banking Group Ltd. (Banks)	72
512	Bank of Queensland Ltd. (Banks)	4
584	Bendigo & Adelaide Bank Ltd. (Banks)	4
9,246	BHP Billiton Ltd. (Metals & Mining)	128
2,461	Commonwealth Bank of Australia (Banks)	138
1,802	Dexus Property Group (Real Estate Investment Trusts)	12
1,650	Harvey Norman Holdings Ltd. (Multiline Retail)	6
3,449	Insurance Australia Group Ltd. (Insurance)	14
252	Macquarie Group Ltd. (Capital Markets)	13
7,219	Mirvac Group (Real Estate Investment Trusts)	11
3,771	National Australia Bank Ltd. (Banks)	72
7,377	Origin Energy Ltd. (Oil, Gas & Consumable Fuels)	32
1,410	Rio Tinto Ltd. (Metals & Mining)	49
4,477	Stockland Trust Group (Real Estate Investment Trusts)	16
1,820	Suncorp Group Ltd. (Insurance)	17
2,495	TABCORB Holdings Ltd. (Hotels, Restaurants & Leisure)	9
8,735	Telstra Corp. Ltd. (Diversified Telecommunication Services)	37
6,222	Vicinity Centres (Real Estate Investment Trusts)	16
4,515	Westpac Banking Corp. (Banks)	100
2,989	Woodside Petroleum Ltd. (Oil, Gas & Consumable Fuels)	61
4,415	Woolworths Ltd. (Food & Staples Retailing)	69

		935

	Austria — 0.04%
46	ANDRITZ AG (Machinery)	2
125	OMV AG (Oil, Gas & Consumable Fuels)	4
68	Voestalpine AG (Metals & Mining)	2

		8

	Belgium — 0.68%
851	Anheuser-Busch InBev NV (Beverages)	112
214	Belgacom SA (Diversified Telecommunication Services)	7
51	Groupe Bruxelles Lambert SA (Diversified Financial Services)	4
171	Solvay SA (Chemicals)	16

		139

	Bermuda — 0.04%
100	Aircastle Ltd. (Trading Companies & Distributors)	2
160	Aspen Insurance Holdings Ltd. (Insurance)	7

		9

	Cayman Islands — 0.05%
70	Fresh Del Monte Produce, Inc. (Food Products)	4
120	Herbalife Ltd. (Personal Products) (a)	7

		11

Shares	Security Description	Value (000)
	Curaçao — 0.80%
2,054	Schlumberger Ltd. (Energy Equipment & Services)	$162

	Denmark — 1.16%
39	A.P. Moller – Maersk A/S, Class – A (Marine)	49
85	A.P. Moller – Maersk A/S, Class – B (Marine)	112
862	ISS A/S (Commercial Services & Supplies)	32
6,714	TDC A/S (Diversified Telecommunication Services)	33
529	Tryg A/S (Insurance)	9

		235

	Finland — 0.46%
243	Elisa Oyj (Diversified Telecommunication Services)	9
753	Fortum Oyj (Electric Utilities)	12
395	Metso Oyj (Machinery)	9
427	Nokian Renkaat Oyj (Auto Components)	15
1,892	Stora Enso Oyj, R Shares (Paper & Forest Products)	15
1,807	UPM-Kymmene Oyj (Paper & Forest Products)	34

		94

	France — 4.24%
2,398	AXA SA (Insurance)	47
1,277	BNP Paribas (Banks)	55
678	Bouygues SA (Construction & Engineering)	19
214	Casino Guichard-Perrachon SA (Food & Staples Retailing)	12
205	CNP Assurances (Insurance)	3
1,583	Compagnie de Saint-Gobain (Building Products)	60
1,385	Credit Agricole SA (Banks)	12
751	Edenred (Commercial Services & Supplies)	15
2,407	ENGIE (Multi-Utilities)	38
581	Eutelsat Communications (Media)	11
52	Fonciere des Regions (Real Estate Investment Trusts)	5
58	Gecina SA (Real Estate Investment Trusts)	8
64	Icade (Real Estate Investment Trusts)	4
380	Klepierre (Real Estate Investment Trusts)	17
392	Lagardere SCA (Media)	9
1,200	Natixism SA (Banks)	5
3,335	Orange (Diversified Telecommunication Services)	54
960	Rexel SA (Trading Companies & Distributors) (a)	12
1,971	Schneider Electric SA (Electrical Equipment)	115
873	Societe Generale (Banks)	27
483	Suez Environnement Co. (Multi-Utilities)	8
371	Technip SA (Energy Equipment & Services)	20
3,600	Total SA (Oil, Gas & Consumable Fuels)	174
168	Unibail-Rodamco SE (Real Estate Investment Trusts)	43
774	Veolia Environnement (Multi-Utilities)	17
3,855	Vivendi (Media)	72

		862

	Germany — 4.33%
433	Allianz SE (Insurance)	62
122	Axel Springer AG (Media)	6
1,740	BASF SE (Chemicals)	132

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Germany (continued)
810	Bayerische Motoren Werke AG (Automobiles)	$59
1,815	Daimler AG, Registered Shares (Automobiles)	108
579	Deutsche Lufthansa AG, Registered Shares (Airlines)	7
2,542	Deutsche Post AG (Air Freight & Logistics)	72
4,397	Deutsche Telekom AG (Diversified Telecommunication Services)	75
2,593	E.ON AG (Multi-Utilities)	26
420	Evonik Industries AG (Chemicals)	13
188	Hugo Boss AG (Textiles, Apparel & Luxury Goods)	11
76	MAN SE (Machinery)	8
423	Metro AG (Food & Staples Retailing)	13
160	Muenchener Rueckversicherungs-Gesellschaft AG (Insurance)	27
576	ProSiebenSat.1 Media AG (Media) (a)	26
1,427	SAP SE (Software)	107
1,216	Siemens AG (Industrial Conglomerates)	125
1,037	Telefonica Deutschland Holding AG (Diversified Telecommunication Services)	4

		881

	Hong Kong — 1.74%
1,700	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	12
19,000	BOC Hong Kong (Holdings) Ltd. (Banks)	58
6,000	CLP Holdings Ltd. (Electric Utilities)	61
11,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	22
2,600	Hang Seng Bank Ltd. (Banks)	45
3,300	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	19
14,000	HK Electric Investments Ltd. (Electric Utilities)	13
10,000	HKT Trust & HKT Ltd. (Diversified Telecommunication Services)	15
3,000	Hysan Development Co. (Real Estate Management & Development)	13
52,000	Li & Fung Ltd. (Textiles, Apparel & Luxury Goods)	25
304	Michael Kors Holdings Ltd. (Textiles, Apparel & Luxury Goods) (a)	15
17,000	PCCW Ltd. (Diversified Telecommunication Services)	11
3,500	Swire Pacific Ltd., Class – A (Real Estate Management & Development)	40
2,000	Swire Properties Ltd. (Real Estate Management & Development)	5

		354

	Ireland (Republic of) — 0.18%
1,224	CRH PLC (Construction Materials)	36

	Israel — 0.36%
2,468	Bank Hapoalim B.M. (Banks)	12
15,773	Israel Chemicals Ltd. (Chemicals)	62

		74

	Italy — 0.67%
559	Assicurazioni Generali SpA (Insurance)	7
644	Atlantia SpA (Transportation Infrastructure)	16

Shares	Security Description	Value (000)
	Italy (continued)
5,368	Enel SpA (Electric Utilities)	$24
4,172	Eni SpA (Oil, Gas & Consumable Fuels)	67
478	Intesa Sanpaolo SpA (Banks)	1
1,417	Snam Rete Gas SpA (Gas Utilities)	8
4,505	Telecom Italia SpA (Diversified Telecommunication Services)	3
1,045	Terna – Rete Elettrica Nationale SpA (Electric Utilities)	6
2,535	UniCredit SpA (Banks)	5

		137

	Japan — 12.77%
100	Aeon Credit Service Co. Ltd. (Consumer Finance)	2
800	Aisin Seiki Co. Ltd. (Auto Components)	33
1,500	Amada Holdings Co. Ltd. (Machinery)	15
4,000	Asahi Glass Co. Ltd. (Building Products)	22
5,000	Asahi Kasei Corp. (Chemicals)	35
300	Benesse Holdings, Inc. (Diversified Consumer Services)	7
2,000	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	22
1,300	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	38
2,000	Denso Corp. (Auto Components)	70
3,000	Fuji Electric Co. Ltd. (Electrical Equipment)	12
2,400	Fuji Heavy Industries Ltd. (Automobiles)	83
8,000	Fujitsu Ltd. (IT Services)	30
1,100	Hino Motors Ltd. (Machinery)	11
400	Hitachi Chemical Co. Ltd. (Chemicals)	7
400	Hitachi Construction Machinery Co. Ltd. (Machinery)	6
21,000	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	88
1,000	Hitachi Metals Ltd. (Metals & Mining)	10
5,700	Honda Motor Co. Ltd. (Automobiles)	143
500	Idemitsu Kosan Co. Ltd. (Oil, Gas & Consumable Fuels)	11
6,800	ITOCHU Corp. (Trading Companies & Distributors)	84
1,000	J. FRONT RETAILING Co. Ltd. (Multiline Retail)	10
2,100	JFE Holdings, Inc. (Metals & Mining)	28
800	JSR Corp. (Chemicals)	11
9,600	JX Holdings, Inc. (Oil, Gas & Consumable Fuels)	38
6,000	Kawasaki Heavy Industries Ltd. (Machinery)	17
3,800	KDDI Corp. (Wireless Telecommunication Services)	115
3,800	Komatsu Ltd. (Machinery)	65
2,000	Konica Minolta, Inc. (Technology Hardware, Storage & Peripherals)	15
1,500	Kuraray Co. Ltd. (Chemicals)	18
300	Lawson, Inc. (Food & Staples Retailing)	24
200	Miraca Holdings, Inc. (Health Care Providers & Services)	9
5,700	Mitsubishi Corp. (Trading Companies & Distributors)	101
8,000	Mitsubishi Electric Corp. (Electrical Equipment)	96
6,000	Mitsubishi Materials Corp. (Metals & Mining)	14

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
7,400	Mitsui & Co. Ltd. (Trading Companies & Distributors)	$89
38,500	Mizuho Financial Group, Inc. (Banks)	55
800	MS&AD Insurance Group Holdings, Inc. (Insurance)	21
11,000	NEC Corp. (Technology Hardware, Storage & Peripherals)	25
2,000	Nippon Electric Glass Co. Ltd. (Electronic Equipment, Instruments & Components)	8
4	Nippon Prologis REIT, Inc. (Real Estate Investment Trusts)	10
1,500	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	70
10,200	Nissan Motor Co. Ltd. (Automobiles)	91
300	Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	5
3,100	NTT DoCoMo, Inc. (Wireless Telecommunication Services)	84
1,500	ORIX Corp. (Diversified Financial Services)	19
4,000	Osaka Gas Co. Ltd. (Gas Utilities)	15
200	OTSUKA Corp. (IT Services)	9
1,500	Otsuka Holdings Co. Ltd. (Pharmaceuticals)	69
9,100	Panasonic Corp. (Household Durables)	78
3,600	Resona Holdings, Inc. (Banks)	13
400	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	16
200	Sankyo Co. Ltd. (Leisure Products)	7
800	Sega Sammy Holdings, Inc. (Leisure Products)	9
1,800	Sekisui Chemical Co. Ltd. (Household Durables)	22
2,600	Sekisui House Ltd. (Household Durables)	46
900	Showa Shell Sekiyu K.K. (Oil, Gas & Consumable Fuels)	8
500	Sompo Japan Nipponkoa Holdings, Inc. (Insurance)	13
4,800	Sumitomo Corp. (Trading Companies & Distributors)	48
2,000	Sumitomo Heavy Industries Ltd. (Machinery)	9
2,000	Sumitomo Metal Mining Co. Ltd. (Metals & Mining)	20
2,000	Sumitomo Mitsui Financial Group, Inc. (Banks)	58
5,000	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	16
900	T&D Holdings, Inc. (Insurance)	8
5,000	Taiheiyo Cement Corp. (Construction Materials)	12
1,000	The Chiba Bank Ltd. (Banks)	5
1,000	The Joyo Bank Ltd. (Banks)	4
1,000	The Shizuoka Bank Ltd. (Banks)	7
500	THK Co. Ltd. (Machinery)	9
1,100	Tokio Marine Holdings, Inc. (Insurance)	36
5,000	TOKYO GAS CO. LTD. (Gas Utilities)	21
1,000	TonenGeneral Sekiyu K.K. (Oil, Gas & Consumable Fuels)	9
300	Toyoda Gosei Co. Ltd. (Auto Components)	5
3,800	Toyota Motor Corp. (Automobiles)	188
900	Toyota Tsusho Corp. (Trading Companies & Distributors)	19
900	USS Co. Ltd. (Specialty Retail)	15
2,900	Yamada Denki Co. Ltd. (Specialty Retail)	15

Shares	Security Description	Value (000)
	Japan (continued)
1,100	Yamaha Motor Co. Ltd. (Automobiles)	$17

		2,593

	Jersey — 0.19%
3,788	Petrofac Ltd. (Energy Equipment & Services)	39

	Luxembourg — 0.16%
179	Millicom International Cellular SA (Wireless Telecommunication Services)	11
1,013	SES – FDR, Class – A (Media)	22

		33

	Netherlands — 1.30%
1,269	AEGON NV (Insurance)	5
60	Chicago Bridge & Iron Co. (Construction & Engineering)	2
56	Franks International NV (Energy Equipment & Services)	1
2,605	ING Groep NV (Banks)	27
1,569	Koninklijke Ahold NV (Food & Staples Retailing)	35
160	Koninklijke Boskalis Westminster NV (Construction & Engineering)	6
1,763	Koninklijke Philips Electronics NV (Industrial Conglomerates)	44
236	Randstad Holding NV (Professional Services)	9
1,871	Reed Elsevier NV (Media)	32
2,077	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	12
1,961	Unilever NV (Personal Products)	91

		264

	New Zealand — 0.04%
294	Contact Energy Ltd. (Electric Utilities)	1
728	Fletcher Building Ltd. (Construction Materials)	5
857	Telecom Corp. of New Zealand Ltd. (Diversified Telecommunication Services)	2

		8

	Norway — 0.45%
201	Gjensidige Forsikring ASA (Insurance)	3
3,343	Statoil ASA (Oil, Gas & Consumable Fuels)	59
974	Telenor ASA (Diversified Telecommunication Services)	16
418	Yara International ASA (Chemicals)	13

		91

	Panama — 0.01%
120	Banco Latinoamericano de Comercio Exterior SA, Class – E (Banks)	3

	Portugal — 0.02%
1,738	EDP – Energias de Portugal SA (Electric Utilities)	5

	Puerto Rico — 0.03%
970	First Bancorp (Banks) (a)	4
70	Triple-S Management Corp., Class – A (Health Care Providers & Services) (a)	2

		6

	Singapore — 1.11%
6,800	Ascendas Real Estate Investment Trust (Real Estate Investment Trusts)	13

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Singapore (continued)
5,700	CapitaCommercial Trust (Real Estate Investment Trusts)	$6
6,200	CapitaMall Trust (Real Estate Investment Trusts)	10
8,200	Keppel Corp. Ltd. (Industrial Conglomerates)	33
5,500	Oversea-Chinese Banking Corp. Ltd. (Banks)	36
5,000	SembCorp Industries Ltd. (Industrial Conglomerates)	11
6,500	Singapore Press Holdings Ltd. (Media)	19
21,100	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	65
2,400	United Overseas Bank Ltd. (Banks)	33

		226

	Spain — 1.48%
2,043	Abertis Infraestructuras SA (Transportation Infrastructure)	30
19,173	Banco Santander SA (Banks)	75
3,815	CaixaBank SA (Banks)	8
1,372	Corporacion Mapfre (Insurance)	3
387	Enagas (Gas Utilities)	12
628	Gas Natural SDG SA (Gas Utilities)	12
5,038	Repsol YPF SA (Oil, Gas & Consumable Fuels)	65
10,091	Telefonica SA (Diversified Telecommunication Services)	96

		301

	Sweden — 1.99%
7,537	Nordea Bank AB (Banks)	64
3,755	Skandinaviska Enskilda Banken AB, Class – A (Banks)	33
1,850	Skanska AB, B Shares (Construction & Engineering)	39
3,718	Svenska Handelsbanken AB, A Shares (Banks)	45
2,215	Swedbank AB, A Shares (Banks)	47
1,191	Tele2 AB, B Shares (Wireless Telecommunication Services)	10
16,115	Telefonaktiebolaget LM Ericsson, B Shares (Communications Equipment)	124
8,919	TeliaSonera AB (Diversified Telecommunication Services)	42

		404

	Switzerland — 5.76%
12,596	ABB Ltd., Registered Shares (Electrical Equipment)	250
1,836	Adecco SA, Registered Shares (Professional Services)	92
197	Garmin Ltd. (Household Durables)	8
2,269	Holcim Ltd., Registered Shares (Construction Materials)	95
173	Kuehne & Nagel International Ltd. (Marine)	24
3,722	Nestle SA (Food Products)	289
37	SGS SA, Registered Shares (Professional Services)	85
284	Swiss Prime Site AG (Real Estate Management & Development)	26
878	Swiss Re AG (Insurance)	77
117	Swisscom AG (Diversified Telecommunication Services)	58
5,328	UBS Group AG (Capital Markets)	69

Shares	Security Description	Value (000)
	Switzerland (continued)
393	Zurich Financial Services AG (Insurance)	$97

		1,170

	United Kingdom — 11.10%
3,996	Aberdeen Asset Management PLC (Capital Markets)	16
460	Aon PLC (Insurance)	50
370	Atlantica Yield PLC (Independent Power and Renewable Electricity Providers)	7
11,688	Aviva PLC (Insurance)	61
13,453	BHP Billiton PLC (Metals & Mining)	170
4,784	Capital Shopping Centres Group PLC (Real Estate Investment Trusts)	19
23,841	Centrica PLC (Multi-Utilities)	72
4,457	Direct Line Insurance Group PLC (Insurance)	21
1,844	ICAP PLC (Capital Markets)	10
1,993	Inmarsat PLC (Diversified Telecommunication Services)	21
1,189	Investec PLC (Capital Markets)	7
38,936	ITV PLC (Media)	93
16,316	J Sainsbury PLC (Food & Staples Retailing)	51
20,628	Legal & General Group PLC (Insurance)	53
12,656	National Grid PLC (Multi-Utilities)	186
20,573	Old Mutual PLC (Insurance)	56
11,209	Pearson PLC (Media)	146
2,956	Persimmon PLC (Household Durables)	57
8,652	Rio Tinto PLC (Metals & Mining)	269
150	Rowan Cos. PLC, Class – A (Energy Equipment & Services)	3
5,574	Royal Dutch Shell PLC, A Shares (Oil, Gas & Consumable Fuels)	153
5,996	Royal Dutch Shell PLC, B Shares (Oil, Gas & Consumable Fuels)	166
10,748	Royal Mail PLC (Air Freight & Logistics)	72
3,484	SSE PLC (Electric Utilities)	72
7,282	Standard Life PLC (Insurance)	29
4,943	Tate & Lyle PLC (Food Products)	44
1,070	The Berkeley Group Holdings PLC (Household Durables)	36
86,259	Vodafone Group PLC (Wireless Telecommunication Services)	263
20,496	William Morrison Supermarkets PLC (Food & Staples Retailing)	51

		2,254

	United States — 43.11%
240	1-800-FLOWERS.COM, Inc., Class – A (Internet & Catalog Retail) (a)	2
1,025	3M Co. (Industrial Conglomerates)	180
118	Aaron’s, Inc. (Specialty Retail)	3
1,018	Accenture PLC, Class – A (IT Services)	115
240	ACCO Brands Corp. (Commercial Services & Supplies) (a)	2
80	Aceto Corp. (Health Care Providers & Services)	2
270	Achillion Pharmaceuticals, Inc. (Biotechnology) (a)	2
80	Acorda Therapeutics, Inc. (Biotechnology) (a)	2
110	Addus HomeCare Corp. (Health Care Providers & Services) (a)	2

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
113	Advance Auto Parts, Inc. (Specialty Retail)	$18
70	Air Lease Corp. (Trading Companies & Distributors)	2
50	Air Methods Corp. (Health Care Providers & Services) (a)	2
348	Air Products & Chemicals, Inc. (Chemicals)	49
296	Akamai Technologies, Inc. (Internet Software & Services) (a)	17
140	Albany Molecular Research, Inc. (Life Sciences Tools & Services) (a)	2
137	Align Technology, Inc. (Health Care Equipment & Supplies) (a)	11
50	Almost Family, Inc. (Health Care Providers & Services) (a)	2
220	Alon USA Energy, Inc. (Oil, Gas & Consumable Fuels)	1
261	Alphabet, Inc., Class – A (Internet Software & Services) (a)	184
90	AMAG Pharmaceuticals, Inc. (Biotechnology) (a)	2
60	AMC Entertainment Holdings, Inc., Class – A (Media)	2
180	American Axle & Manufacturing Holdings, Inc. (Auto Components) (a)	3
100	American Eagle Outfitters, Inc. (Specialty Retail)	2
792	American Electric Power, Inc. (Electric Utilities)	56
130	American Public Education, Inc. (Diversified Consumer Services) (a)	3
50	American Railcar Industries (Machinery)	2
1,233	Amgen, Inc. (Biotechnology)	188
50	AMN Healthcare Services, Inc. (Health Care Providers & Services) (a)	2
160	Amphastar Pharmaceuticals, Inc. (Pharmaceuticals) (a)	4
484	Amphenol Corp., Class – A (Electronic Equipment, Instruments & Components)	27
496	Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	28
20	Analogic Corp. (Health Care Equipment & Supplies)	2
150	AngioDynamics, Inc. (Health Care Equipment & Supplies) (a)	2
30	Anixter International, Inc. (Electronic Equipment, Instruments & Components) (a)	2
145	ANSYS, Inc. (Software) (a)	13
90	Antero Resources Corp. (Oil, Gas & Consumable Fuels) (a)	2
430	Anthem, Inc. (Health Care Providers & Services)	56
910	Anworth Mortgage Asset Corp. (Real Estate Investment Trusts)	4
320	Apollo Residential Mortgage, Inc. (Real Estate Investment Trusts)	4
1,867	Apple, Inc. (Technology Hardware, Storage & Peripherals)	178
50	Applied Industrial Technologies, Inc. (Trading Companies & Distributors)	2
303	Aqua America, Inc. (Water Utilities)	11
510	ARC Document Solutions, Inc. (Commercial Services & Supplies) (a)	2
220	ArcBest Corp. (Road & Rail)	4

Shares	Security Description	Value (000)
	United States (continued)
60	Argan, Inc. (Construction & Engineering)	$3
60	Arista Networks, Inc. (Communications Equipment) (a)	4
280	Arthur J. Gallagher & Co. (Insurance)	13
30	Asbury Automotive Group, Inc. (Specialty Retail) (a)	2
150	Associated Banc-Corp. (Banks)	3
758	Automatic Data Processing, Inc. (IT Services)	70
48	AutoZone, Inc. (Specialty Retail) (a)	38
180	Avis Budget Group, Inc. (Road & Rail) (a)	6
160	Avista Corp. (Multi-Utilities)	7
228	Avnet, Inc. (Electronic Equipment, Instruments & Components)	8
140	AVX Corp. (Electronic Equipment, Instruments & Components)	2
50	BancFirst Corp. (Banks)	3
75	Bank of Hawaii Corp. (Banks)	5
60	Barnes Group, Inc. (Machinery)	2
180	BBCN Bancorp, Inc. (Banks)	3
270	Beazer Homes USA, Inc. (Household Durables) (a)	2
342	Becton, Dickinson & Co. (Health Care Equipment & Supplies)	58
290	Bed Bath & Beyond, Inc. (Specialty Retail)	13
30	Belden, Inc. (Electronic Equipment, Instruments & Components)	2
160	Bemis Co., Inc. (Containers & Packaging)	8
80	Benchmark Electronics, Inc. (Electronic Equipment, Instruments & Components) (a)	2
509	Best Buy Co., Inc. (Specialty Retail)	16
150	Big 5 Sporting Goods Corp. (Specialty Retail)	1
40	Big Lots, Inc. (Multiline Retail)	2
10	Bio-Rad Laboratories, Inc., Class – A (Life Sciences Tools & Services) (a)	1
70	Bio-Techne Corp. (Life Sciences Tools & Services)	8
120	Black Box Corp. (Communications Equipment)	2
80	Black Knight Financial Services, Inc., Class – A (IT Services) (a)	3
160	Bloomin’ Brands, Inc. (Hotels, Restaurants & Leisure)	3
490	Blucora, Inc. (Internet Software & Services) (a)	5
70	Blue Buffalo Pet Products, Inc. (Food Products) (a)	2
60	Bob Evans Farms, Inc. (Hotels, Restaurants & Leisure)	2
210	Boise Cascade Co. (Paper & Forest Products) (a)	5
50	BOK Financial Corp. (Banks)	3
80	Booz Allen Hamilton Holding Corp. (IT Services)	2
330	Bravo Brio Restaurant Group, Inc. (Hotels, Restaurants & Leisure) (a)	3
100	Briggs & Stratton Corp. (Machinery)	2
60	Brinker International, Inc. (Hotels, Restaurants & Leisure)	3
205	Broadridge Financial Solutions, Inc. (IT Services)	13
120	Brookdale Senior Living, Inc. (Health Care Providers & Services) (a)	2
610	Brooks Automation, Inc. (Semiconductors & Semiconductor Equipment)	7

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
197	Brown & Brown, Inc. (Insurance)	$7
70	Bruker Biosciences Corp. (Life Sciences Tools & Services)	2
110	Bryn Mawr Bank Corp. (Banks)	3
232	C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	17
150	Cabot Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	6
20	CACI International, Inc., Class – A (IT Services) (a)	2
230	CAI International, Inc. (Trading Companies & Distributors) (a)	2
60	Caleres, Inc. (Specialty Retail)	1
50	Cambrex Corp. (Life Sciences Tools & Services) (a)	3
269	Campbell Soup Co. (Food Products)	18
50	Capella Education Co. (Diversified Consumer Services)	3
430	Capstead Mortgage Corp. (Real Estate Investment Trusts)	4
534	Cardinal Health, Inc. (Health Care Providers & Services)	42
70	Cardtronics, Inc. (IT Services) (a)	3
108	Carlisle Cos., Inc. (Industrial Conglomerates)	11
120	Carriage Services, Inc. (Diversified Consumer Services)	3
89	Carter’s, Inc. (Textiles, Apparel & Luxury Goods)	9
50	Cass Information Systems, Inc. (IT Services)	3
370	CBL & Associates Properties, Inc. (Real Estate Investment Trusts)	3
264	CDK Global, Inc. (Software)	15
350	CECO Environmental Corp. (Commercial Services & Supplies)	3
140	Century Communities, Inc. (Household Durables) (a)	2
60	Cepheid, Inc. (Biotechnology) (a)	2
468	Cerner Corp. (Health Care Technology) (a)	27
30	Charles River Laboratories International, Inc. (Life Sciences Tools & Services) (a)	2
10	Chemed Corp. (Health Care Providers & Services)	1
170	Chesapeake Lodging Trust (Real Estate Investment Trusts)	4
310	Chimera Investment Corp. (Real Estate Investment Trusts)	5
49	Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure) (a)	20
60	Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)	3
1,180	Ciber, Inc. (IT Services) (a)	2
154	Cintas Corp. (Commercial Services & Supplies)	16
170	Cirrus Logic, Inc. (Semiconductors & Semiconductor Equipment) (a)	7
7,074	Cisco Systems, Inc. (Communications Equipment)	202
100	Citi Trends, Inc. (Specialty Retail)	2
521	Citizens Financial Group, Inc. (Banks)	9
255	Citrix Systems, Inc. (Software) (a)	20
110	Civitas Solutions, Inc. (Health Care Providers & Services) (a)	2

Shares	Security Description	Value (000)
	United States (continued)
80	Clearwater Paper Corp. (Paper & Forest Products) (a)	$5
516	CME Group, Inc. (Diversified Financial Services)	49
431	Coach, Inc. (Textiles, Apparel & Luxury Goods)	18
990	Cognizant Technology Solutions Corp. (IT Services) (a)	57
1,460	Colgate-Palmolive Co. (Household Products)	106
260	Colony Capital, Inc., Class – A (Real Estate Investment Trusts)	4
150	Columbus McKinnon Corp. (Machinery)	2
147	Commerce Bancshares, Inc. (Banks)	7
80	Community Trust Bancorp, Inc. (Banks)	3
70	Comtech Telecommunications Corp. (Communications Equipment)	1
170	ConnectOne Bancorp, Inc. (Banks)	3
90	Convergys Corp. (IT Services)	2
40	Cooper-Standard Holding, Inc. (Auto Components) (a)	3
207	Copart, Inc. (Commercial Services & Supplies) (a)	11
127	Crane Co. (Machinery)	7
160	Cross Country Healthcare, Inc. (Health Care Providers & Services) (a)	2
60	CSG Systems International, Inc. (IT Services)	2
80	CSS Industries, Inc. (Household Durables)	2
1,596	CSX Corp. (Road & Rail)	42
110	CTS Corp. (Electronic Equipment, Instruments & Components)	2
133	Cullen/Frost Bankers, Inc. (Banks)	8
294	Cummins, Inc. (Machinery)	33
550	CYS Investments, Inc. (Real Estate Investment Trusts)	5
200	Dana Holding Corp. (Auto Components)	2
240	Darling Ingredients, Inc. (Food Products) (a)	4
281	DaVita Healthcare Partners, Inc. (Health Care Providers & Services) (a)	22
170	Dean Foods Co. (Food Products)	3
150	Delek US Holdings, Inc. (Oil, Gas & Consumable Fuels)	2
373	DENTSPLY SIRONA, Inc. (Health Care Equipment & Supplies)	23
320	DHI Group, Inc. (Internet Software & Services) (a)	2
110	Diamond Resorts International, Inc. (Hotels, Restaurants & Leisure) (a)	3
440	DiamondRock Hospitality Co. (Real Estate Investment Trusts)	4
152	Dick’s Sporting Goods, Inc. (Specialty Retail)	7
20	Dillard’s, Inc., Class – A (Multiline Retail)	1
310	Diodes, Inc. (Semiconductors & Semiconductor Equipment) (a)	6
127	Dolby Laboratories, Inc., Class – A (Electronic Equipment, Instruments & Components)	5
371	Dollar Tree, Inc. (Multiline Retail) (a)	36
100	Domtar Corp. (Paper & Forest Products)	4
230	Donaldson Co., Inc. (Machinery)	8
100	Douglas Dynamics, Inc. (Machinery)	3
248	Dover Corp. (Machinery)	17

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
305	Dr. Pepper Snapple Group, Inc. (Beverages)	$29
64	Dril-Quip, Inc. (Energy Equipment & Services) (a)	4
80	DST Systems, Inc. (IT Services)	9
130	DXP Enterprises, Inc. (Trading Companies & Distributors) (a)	2
650	Dynex Capital, Inc. (Real Estate Investment Trusts)	5
440	EarthLink Holdings Corp. (Internet Software & Services)	3
194	Eaton Vance Corp. (Capital Markets)	7
40	EchoStar Corp., Class – A (Communications Equipment) (a)	2
428	Ecolab, Inc. (Chemicals)	51
351	Edwards Lifesciences Corp. (Health Care Equipment & Supplies) (a)	35
190	Electro Rent Corp. (Electronic Equipment, Instruments & Components)	3
60	Emergent BioSolutions, Inc. (Biotechnology) (a)	2
250	Empire State Realty Trust, Inc., Class – A (Real Estate Investment Trusts)	5
260	Encore Capital Group, Inc. (Consumer Finance) (a)	6
40	EnerSys (Electrical Equipment)	2
100	Ennis, Inc. (Commercial Services & Supplies)	2
460	Entegris, Inc. (Semiconductors & Semiconductor Equipment) (a)	7
170	Entercom Communications Corp. (Media)	2
90	Envision Healthcare Holdings, Inc. (Health Care Providers & Services) (a)	2
20	ePlus, Inc. (Electronic Equipment, Instruments & Components) (a)	2
260	Era Group, Inc. (Energy Equipment & Services) (a)	2
70	Essendant, Inc. (Commercial Services & Supplies)	2
100	Exactech, Inc. (Health Care Equipment & Supplies) (a)	3
317	Expeditors International of Washington, Inc. (Air Freight & Logistics)	16
1,088	Express Scripts Holding Co. (Health Care Providers & Services) (a)	83
2,249	Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	210
125	F5 Networks, Inc. (Communications Equipment) (a)	14
67	FactSet Research Systems, Inc. (Diversified Financial Services)	11
280	FairPoint Communications, Inc. (Diversified Telecommunication Services) (a)	4
457	Fastenal Co. (Trading Companies & Distributors)	20
70	Federal Agricultural Mortgage Corp., Class – C (Thrifts & Mortgage Finance)	2
170	Federal Signal Corp. (Machinery)	2
580	FelCor Lodging Trust, Inc. (Real Estate Investment Trusts)	4
140	First Community Bancshares, Inc. (Banks)	3
80	First Financial Corp. (Banks)	3
90	First Interstate BancSystem, Inc., Class – A (Banks)	3

Shares	Security Description	Value (000)
	United States (continued)
130	First NBC Bank Holding Co. (Banks) (a)	$2
500	First Potomac Realty Trust (Real Estate Investment Trusts)	5
241	First Republic Bank (Banks)	16
382	Fiserv, Inc. (IT Services) (a)	42
130	Flagstar Bancorp, Inc. (Thrifts & Mortgage Finance) (a)	3
143	FleetCor Technologies, Inc. (IT Services) (a)	20
229	Fluor Corp. (Construction & Engineering)	10
381	FMC Technologies, Inc. (Energy Equipment & Services) (a)	10
70	Forrester Research, Inc. (IT Services)	3
123	Fossil Group, Inc. (Textiles, Apparel & Luxury Goods) (a)	4
612	Franklin Resources, Inc. (Capital Markets)	20
430	Franklin Street Properties Corp. (Real Estate Investment Trusts)	4
150	Freightcar America, Inc. (Machinery)	2
186	GameStop Corp., Class – A (Specialty Retail)	5
120	Gannett, Inc. Com (Media)	2
400	Gap, Inc. (Specialty Retail)	8
50	GATX Corp. (Trading Companies & Distributors)	2
961	General Mills, Inc. (Food Products)	69
92	Genesee & Wyoming, Inc., Class – A (Road & Rail) (a)	5
243	Genuine Parts Co. (Distributors)	25
80	Globus Medical, Inc., Class – A (Health Care Equipment & Supplies) (a)	2
60	GNC Holdings, Inc., Class – A (Specialty Retail)	1
70	Great Southern Bancorp, Inc. (Banks)	3
100	Great Western Bancorp, Inc. (Banks)	3
160	Green Plains, Inc. (Oil, Gas & Consumable Fuels)	3
130	Greif, Inc., Class – A (Containers & Packaging)	5
30	Group 1 Automotive, Inc. (Specialty Retail)	1
1,374	Halliburton Co. (Energy Equipment & Services)	63
70	Halyard Health, Inc. (Health Care Equipment & Supplies) (a)	2
110	Hancock Holding Co. (Banks)	3
690	Harte-Hanks, Inc. (Media)	1
90	Haverty Furniture Cos., Inc. (Specialty Retail)	2
200	Hawaiian Electric Industries, Inc. (Electric Utilities)	7
50	HealthSouth Corp. (Health Care Providers & Services)	2
180	Healthways, Inc. (Health Care Providers & Services) (a)	2
80	Heartland Financial USA, Inc. (Banks)	3
130	Henry Schein, Inc. (Health Care Providers & Services) (a)	23
150	Heritage Financial Corp. (Banks)	3
226	Hershey Co. (Food Products)	26
160	Hexcel Corp. (Aerospace & Defense)	7
40	Hill-Rom Holdings, Inc. (Health Care Equipment & Supplies)	2
140	Hilltop Holdings, Inc. (Banks) (a)	3
130	HomeStreet, Inc. (Thrifts & Mortgage Finance) (a)	3
448	Hormel Foods Corp. (Food Products)	16

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
170	Hospitality Properties Trust (Real Estate Investment Trusts)	$5
100	Hubbell, Inc. (Electrical Equipment)	11
30	Hyster-Yale Materials Handling, Inc., Class – A (Machinery)	2
50	IBERIABANK Corp. (Banks)	3
60	ICF International, Inc. (Professional Services) (a)	2
128	IDEX Corp. (Machinery)	11
153	IDEXX Laboratories, Inc. (Health Care Equipment & Supplies) (a)	14
280	IDT Corp. (Diversified Telecommunication Services)	4
111	IHS, Inc., Class – A (Professional Services) (a)	13
484	Illinois Tool Works, Inc. (Machinery)	50
60	Impax Laboratories, Inc. (Pharmaceuticals) (a)	2
260	InfraREIT, Inc. (Real Estate Investment Trusts)	5
90	Innospec, Inc. (Chemicals)	4
60	Insight Enterprises, Inc. (Electronic Equipment, Instruments & Components) (a)	2
6,179	Intel Corp. (Semiconductors & Semiconductor Equipment)	203
110	International Bancshares Corp. (Banks)	3
1,346	International Business Machines Corp. (IT Services)	205
129	International Flavors & Fragrances, Inc. (Chemicals)	16
70	International Speedway Corp., Class – A (Hotels, Restaurants & Leisure)	2
190	Interval Leisure Group, Inc. (Hotels, Restaurants & Leisure)	3
320	Intrawest Resorts Holdings, Inc. (Hotels, Restaurants & Leisure) (a)	4
446	Intuit, Inc. (Software)	50
370	Invesco Mortgage Capital (Real Estate Investment Trusts)	5
60	IPG Photonics Corp. (Electronic Equipment, Instruments & Components) (a)	5
190	Isle of Capri Casino (Hotels, Restaurants & Leisure) (a)	3
40	j2 Global, Inc. (Internet Software & Services)	3
90	Jabil Circuit, Inc. (Electronic Equipment, Instruments & Components)	2
138	Jack Henry & Associates, Inc. (IT Services)	12
212	Jacobs Engineering Group, Inc. (Construction & Engineering) (a)	11
81	John Wiley & Sons, Inc., Class – A (Media)	4
20	Juno Therapeutics, Inc. (Biotechnology) (a)	1
170	KB Home (Household Durables)	3
150	KBR, Inc. (Construction & Engineering)	2
120	Kelly Services, Inc., Class – A (Professional Services)	2
260	Kemper Corp. (Insurance)	8
110	Kforce, Inc. (Professional Services)	2
140	Kimball Electronics, Inc. (Electronic Equipment, Instruments & Components) (a)	2
593	Kimberly-Clark Corp. (Household Products)	82
150	Kindred Healthcare, Inc. (Health Care Providers & Services)	2

Shares	Security Description	Value (000)
	United States (continued)
319	Kohl’s Corp. (Multiline Retail)	$12
159	Laboratory Corp. of America Holdings (Health Care Providers & Services) (a)	21
260	Lakeland Bancorp, Inc. (Banks)	3
60	Landauer, Inc. (Health Care Providers & Services)	2
77	Landstar System, Inc. (Road & Rail)	5
100	Lannett Co., Inc. (Pharmaceuticals) (a)	2
140	LegacyTexas Financial Group, Inc. (Banks)	4
50	Leidos Holdings, Inc. (IT Services)	2
50	Lexmark International, Inc., Class – A (Technology Hardware, Storage & Peripherals)	2
90	LGI Homes, Inc. (Household Durables) (a)	3
50	LHC Group, Inc. (Health Care Providers & Services) (a)	2
120	Libbey, Inc. (Household Durables)	2
30	LifePoint Hospitals, Inc. (Health Care Providers & Services) (a)	2
128	Lincoln Electric Holdings, Inc. (Machinery)	8
366	Linear Technology Corp. (Semiconductors & Semiconductor Equipment)	17
20	Lithia Motors, Inc. (Specialty Retail)	1
483	LKQ Corp. (Distributors) (a)	15
183	Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods) (a)	14
86	Lumentum Holdings, Inc. (Communications Equipment) (a)	2
100	Luminex Corp. (Life Sciences Tools & Services)(a)	2
120	MacroGenics, Inc. (Biotechnology) (a)	3
30	Magellan Health Services, Inc. (Health Care Providers & Services) (a)	2
170	Marcus & Millichap, Inc. (Real Estate Management & Development) (a)	4
140	Marcus Corp. (Hotels, Restaurants & Leisure)	3
40	Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)	3
867	Marsh & McLennan Cos., Inc. (Insurance)	60
1,617	MasterCard, Inc., Class – A (IT Services)	143
150	Materion Corp. (Metals & Mining)	4
50	MAXIMUS, Inc. (IT Services)	3
198	McCormick & Co., Inc. (Food Products)	21
1,553	McDonald’s Corp. (Hotels, Restaurants & Leisure)	187
80	McGrath RentCorp (Commercial Services & Supplies)	2
370	McKesson Corp. (Health Care Providers & Services)	69
340	MDU Resources Group, Inc. (Multi-Utilities)	8
297	Mead Johnson Nutrition Co. (Food Products)	27
153	MEDNAX, Inc. (Health Care Providers & Services) (a)	11
120	Mentor Graphics Corp. (Software)	3
40	Meredith Corp. (Media)	2
100	Merit Medical Systems, Inc. (Health Care Equipment & Supplies) (a)	2
300	Meritor, Inc. (Machinery) (a)	2
60	Methode Electronics, Inc. (Electronic Equipment, Instruments & Components)	2

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
44	Mettler-Toledo International, Inc. (Life Sciences Tools & Services) (a)	$16
360	MGIC Investment Corp. (Thrifts & Mortgage Finance) (a)	2
3,664	Microsoft Corp. (Software)	187
10	MicroStrategy, Inc., Class – A (Software) (a)	2
240	MiMedx Group, Inc. (Biotechnology) (a)	2
30	Molina Heathcare, Inc. (Health Care Providers & Services) (a)	1
245	Molson Coors Brewing Co., Class – B (Beverages)	25
230	Momenta Pharmaceuticals, Inc. (Biotechnology) (a)	2
760	Monster Worldwide, Inc. (Internet Software & Services) (a)	2
50	Moog, Inc., Class – A (Aerospace & Defense) (a)	3
33	Morningstar, Inc. (Diversified Financial Services)	3
70	Movado Group, Inc. (Textiles, Apparel & Luxury Goods)	2
80	MSC Industrial Direct Co., Inc., Class – A (Trading Companies & Distributors)	6
140	National Fuel Gas Co. (Gas Utilities)	8
30	National Healthcare Corp. (Health Care Providers & Services)	2
185	National Instruments Corp. (Electronic Equipment, Instruments & Components)	4
607	National Oilwell Varco, Inc. (Energy Equipment & Services)	20
270	Nationstar Mortgage Holdings, Inc. (Thrifts & Mortgage Finance) (a)	3
140	Navigant Consulting, Inc. (Professional Services) (a)	2
60	NCR Corp. (Technology Hardware, Storage & Peripherals) (a)	2
90	NeuStar, Inc., Class – A (IT Services) (a)	2
2,194	NIKE, Inc., Class – B (Textiles, Apparel & Luxury Goods)	121
218	Nordstrom, Inc. (Multiline Retail)	8
490	Norfolk Southern Corp. (Road & Rail)	42
350	NorthStar Realty Finance Corp. (Real Estate Investment Trusts)	4
120	Novanta, Inc. (Electronic Equipment, Instruments & Components) (a)	2
490	NRG Yield, Inc., Class – C (Independent Power and Renewable Electricity Producers)	8
1,239	Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	94
234	Oceaneering International, Inc. (Energy Equipment & Services)	7
112	Old Dominion Freight Line, Inc. (Road & Rail) (a)	7
230	Old National Bancorp (Banks)	3
170	Omega Protein Corp. (Food Products) (a)	3
720	Omnova Solutions, Inc. (Chemicals) (a)	5
170	OPKO Health, Inc. (Biotechnology) (a)	2
4,853	Oracle Corp. (Software)	199
60	Oshkosh Corp. (Machinery)	3
390	Osiris Therapeutics, Inc. (Biotechnology)	2
50	Outerwall, Inc. (Specialty Retail)	2

Shares	Security Description	Value (000)
	United States (continued)
40	Owens & Minor, Inc. (Health Care Providers & Services)	$1
30	PAREXEL International Corp. (Life Sciences Tools & Services) (a)	2
110	Park Electrochemical Corp. (Electronic Equipment, Instruments & Components)	2
141	Patterson Cos., Inc. (Health Care Providers & Services)	7
512	Paychex, Inc. (IT Services)	30
1,961	PayPal Holdings, Inc. (IT Services) (a)	72
70	PBF Energy, Inc., Class – A (Oil, Gas & Consumable Fuels)	2
70	PC Connection, Inc. (Electronic Equipment, Instruments & Components)	2
140	Peoples Bancorp, Inc. (Banks)	3
1,957	PepsiCo, Inc. (Beverages)	207
120	Perficient, Inc. (IT Services) (a)	2
120	Perry Ellis International, Inc. (Textiles, Apparel & Luxury Goods) (a)	2
90	PharMerica Corp. (Health Care Providers & Services) (a)	2
120	PHI, Inc. (Energy Equipment & Services) (a)	2
80	Phibro Animal Health Corp., Class – A (Pharmaceuticals)	1
880	Phillips 66 (Oil, Gas & Consumable Fuels)	70
280	Pier 1 Imports, Inc. (Specialty Retail)	1
120	Pilgrim’s Pride Corp. (Food Products)	3
40	Plantronics, Inc. (Communications Equipment)	2
40	Plexus Corp. (Electronic Equipment, Instruments & Components) (a)	2
112	Polaris Industries, Inc. (Leisure Products)	9
463	Praxair, Inc. (Chemicals)	53
50	Premier, Inc., Class – A (Health Care Providers & Services) (a)	2
40	Prestige Brands Holdings, Inc. (Pharmaceuticals) (a)	2
60	Prosperity Bancshares, Inc. (Banks)	3
120	QAD, Inc., Class – A (Software)	2
170	Quad Graphics, Inc. (Commercial Services & Supplies)	4
100	Quanta Services, Inc. (Construction & Engineering) (a)	2
223	Quest Diagnostics, Inc. (Health Care Providers & Services)	18
130	R.R. Donnelley & Sons Co. (Commercial Services & Supplies)	2
310	Rackspace Hosting, Inc. (Internet Software & Services) (a)	6
291	Red Hat, Inc. (Software) (a)	21
40	Red Robin Gourmet Burgers, Inc. (Hotels, Restaurants & Leisure) (a)	2
40	Regal-Beloit Corp. (Electrical Equipment)	2
110	Rent-A-Center, Inc. (Specialty Retail)	1
80	Repligen Corp. (Biotechnology) (a)	2
233	ResMed, Inc. (Health Care Equipment & Supplies)	15
150	Retrophin, Inc. (Biotechnology) (a)	3
1,333	Reynolds American, Inc. (Tobacco)	72
990	Rigel Pharmaceuticals, Inc. (Biotechnology) (a)	2

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
200	RLJ Lodging Trust (Real Estate Investment Trusts)	$4
232	Robert Half International, Inc. (Professional Services)	9
172	Rollins, Inc. (Commercial Services & Supplies)	5
161	Roper Industries, Inc. (Industrial Conglomerates)	27
673	Ross Stores, Inc. (Specialty Retail)	37
190	RPX Corp. (Professional Services) (a)	2
130	Rush Enterprises, Inc., Class – A (Trading Companies & Distributors) (a)	3
80	Ryder System, Inc. (Road & Rail)	5
443	S&P Global, Inc. (Diversified Financial Services)	48
90	Sabre Corp. (IT Services)	2
160	Sagent Pharmaceuticals, Inc. (Pharmaceuticals) (a)	2
70	Sanmina Corp. (Electronic Equipment, Instruments & Components) (a)	2
710	Santander Consumer USA Holdings, Inc. (Consumer Finance) (a)	7
234	SCANA Corp. (Multi-Utilities)	18
40	ScanSource, Inc. (Electronic Equipment, Instruments & Components) (a)	1
153	Scripps Networks Interactive, Class – A (Media)	10
190	Select Income REIT (Real Estate Investment Trusts)	5
160	Select Medical Holdings Corp. (Health Care Providers & Services) (a)	2
90	Seneca Foods Corp., Class – A (Food Products) (a)	3
60	Sinclair Broadcast Group, Inc., Class – A (Media)	2
101	Snap-on, Inc. (Machinery)	16
90	Sonic Automotive, Inc., Class – A (Specialty Retail)	2
176	Sonoco Products Co. (Containers & Packaging)	9
300	SpartanNash Co. (Food & Staples Retailing)	9
330	Spectrum Pharmaceuticals, Inc. (Biotechnology) (a)	2
140	Speedway Motorsports, Inc. (Hotels, Restaurants & Leisure)	2
126	Spirit Airlines, Inc. (Airlines) (a)	6
253	Sprouts Farmers Market, Inc. (Food & Staples Retailing) (a)	6
239	Stanley Black & Decker, Inc. (Machinery)	27
1,073	Staples, Inc. (Specialty Retail)	9
2,428	Starbucks Corp. (Hotels, Restaurants & Leisure)	139
140	Steelcase, Inc., Class – A (Commercial Services & Supplies)	2
240	Stein Mart, Inc. (Specialty Retail)	2
70	Stepan Co. (Chemicals)	4
330	Sunstone Hotel Investors, Inc. (Real Estate Investment Trusts)	4
40	Surgical Care Affiliates, Inc. (Health Care Providers & Services) (a)	2
100	SurModics, Inc. (Health Care Equipment & Supplies) (a)	2
80	Sykes Enterprises, Inc. (IT Services) (a)	2
20	SYNNEX Corp. (Electronic Equipment, Instruments & Components)	2

Shares	Security Description	Value (000)
	United States (continued)
50	Syntel, Inc. (IT Services) (a)	$2
956	Sysco Corp. (Food & Staples Retailing)	49
425	T. Rowe Price Group, Inc. (Capital Markets)	31
446	TD Ameritrade Holdg Corp. (Capital Markets)	13
20	Tech Data Corp. (Electronic Equipment, Instruments & Components) (a)	1
90	TeleTech Holdings, Inc. (IT Services)	2
60	Tenet Healthcare Corp. (Health Care Providers & Services) (a)	2
50	Tenneco, Inc. (Auto Components) (a)	2
312	Teradata Corp. (IT Services) (a)	8
1,677	Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	105
50	The Buckle, Inc. (Specialty Retail)	1
208	The Clorox Co. (Household Products)	29
4,343	The Coca-Cola Co. (Beverages)	197
59	The Dun & Bradstreet Corp. (Professional Services)	7
80	The Ensign Group, Inc. (Health Care Providers & Services)	2
90	The Finish Line, Inc., Class – A (Specialty Retail)	2
80	The Greenbrier Cos., Inc. (Machinery)	2
187	The J.M. Smucker Co. (Food Products)	29
960	The Kraft Heinz Co. (Food Products)	84
1,586	The Kroger Co. (Food & Staples Retailing)	58
30	The Madison Square Garden Co., Class – A (Media) (a)	5
99	The Middleby Corp. (Machinery) (a)	11
130	The Sherwin-Williams Co. (Chemicals)	38
1,465	The Southern Co. (Electric Utilities)	78
97	The Toro Co. (Machinery)	9
2,039	The Walt Disney Co. (Media)	199
190	Tiffany & Co. (Specialty Retail)	12
260	Tilly’s, Inc., Class – A (Specialty Retail) (a)	2
120	Time, Inc. (Media)	2
320	TiVo, Inc. (Software) (a)	3
217	Tractor Supply Co. (Specialty Retail)	20
180	Travelport Worldwide Ltd. (IT Services)	2
310	Travelzoo, Inc. (Internet Software & Services) (a)	2
110	TriCo Bancshares (Banks)	3
110	Trinseo SA (Chemicals) (a)	5
70	Triumph Group, Inc. (Aerospace & Defense)	2
120	Trustmark Corp. (Banks)	3
260	TTM Technologies, Inc. (Electronic Equipment, Instruments & Components) (a)	2
150	Tutor Perini Corp. (Construction & Engineering) (a)	4
40	U.S. Physical Therapy, Inc. (Health Care Providers & Services)	2
105	Ulta Salon, Cosmetics & Fragrance, Inc. (Specialty Retail) (a)	26
170	Umpqua Holdings Corp. (Banks)	3
300	Under Armour, Inc., Class – A (Textiles, Apparel & Luxury Goods) (a)	12
302	Under Armour, Inc., Class – C (Textiles, Apparel & Luxury Goods) (a)	11
90	Unifi, Inc. (Textiles, Apparel & Luxury Goods) (a)	2

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
20	UniFirst Corp. (Commercial Services & Supplies)	$2
120	Union Bankshares Corp. (Banks)	3
1,413	Union Pacific Corp. (Road & Rail)	122
220	United Financial Bancorp, Inc. (Thrifts & Mortgage Finance)	3
160	Unitil Corp. (Multi-Utilities)	7
50	Universal Corp. (Tobacco)	3
410	Universal Insurance Holdings, Inc. (Insurance)	8
140	Univest Corp. of Pennsylvania (Banks)	3
534	V.F. Corp. (Textiles, Apparel & Luxury Goods)	33
260	Vanda Pharmaceuticals, Inc. (Biotechnology) (a)	3
168	Varian Medical Systems, Inc. (Health Care Equipment & Supplies) (a)	14
160	VASCO Data Security International, Inc. (Software) (a)	3
136	VCA Antech, Inc. (Health Care Providers & Services) (a)	9
100	Vectrus, Inc. (Aerospace & Defense) (a)	3
60	Veritiv Corp. (Trading Companies & Distributors) (a)	2
290	Virtu Financial, Inc., Class – A (Capital Markets)	5
70	Virtusa Corp. (IT Services) (a)	2
2,593	Visa, Inc., Class – A (IT Services)	193
130	Vishay Intertechnology, Inc. (Electronic Equipment, Instruments & Components)	2
120	Vishay Precision Group, Inc. (Electronic Equipment, Instruments & Components) (a)	2
141	VMware, Inc., Class – A (Software) (a)	8
80	VWR Corp. (Life Sciences Tools & Services) (a)	2
100	W.W. Grainger, Inc. (Trading Companies & Distributors)	23
170	Wabash National Corp. (Machinery) (a)	2
159	Wabtec Corp. (Machinery)	11
2,553	Wal-Mart Stores, Inc. (Food & Staples Retailing)	187
127	Waters Corp. (Life Sciences Tools & Services) (a)	18
130	Web.com Group, Inc. (Internet Software & Services) (a)	2
40	WESCO International, Inc. (Trading Companies & Distributors) (a)	2
100	West Corp. (Commercial Services & Supplies)	2
864	Western Union Co. (IT Services)	17
30	WEX, Inc. (IT Services) (a)	3
514	Whole Foods Market, Inc. (Food & Staples Retailing)	16
150	Williams-Sonoma, Inc. (Specialty Retail)	8
60	Wintrust Financial Corp. (Banks)	3

Shares or Principal Amount (000)	Security Description	Value (000)
	United States (continued)
120	Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	$2
139	World Fuel Services Corp. (Oil, Gas & Consumable Fuels)	7
814	Xcel Energy, Inc. (Electric Utilities)	36
400	Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	18
93	Zedge, Inc., Class – B (Software) (a)	–

		8,760

	Total Common Stocks	20,094

	Preferred Stock — 0.03%
	Germany — 0.03%
95	Bayerische Motoren Werke Aktiengesellschaft – Preferred (Automobiles)	6

	Total Preferred Stock	6

	Time Deposit — 1.23%
$251	State Street Liquidity Management Control System Eurodollar Time Deposit, 0.01%, 7/1/16	251

	Total Time Deposit	251

	Mutual Fund — 0.97%
198,000	SSgA Treasury Money Market Fund, 0.09%(b)	198

	Total Mutual Fund	198

	Total Investments (cost $19,478) — 101.10%	20,549
	Other assets in excess of liabilities — (1.10)%	(224)

	Net Assets — 100.00%	$20,325

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Represents non-income producing security.

(b)	The rate disclosed is the rate in effect on June 30, 2016.

FDR — Fiduciary Depositary Receipt

REIT — Real Estate Investment Trust

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (concluded) — June 30, 2016

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager.

The Catholic SRI Growth Portfolio	Cadence Capital Management, LLC	Mellon Capital Management Corporation	Total
Common Stocks	54.40%	44.47%	98.87%
Preferred Stock	0.03%	—	0.03%
Time Deposit	0.66%	0.57%	1.23%
Mutual Fund	0.54%	0.43%	0.97%
Other Assets (Liabilities)	-0.47%	-0.63%	-1.10%

Total Net Assets	55.16%	44.84%	100.00%

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks — 79.47%
	Australia — 4.62%
464,038	Alumina Ltd. (Metals & Mining)	$456
176,786	AMP Ltd. (Insurance)	689
6,187	Ansell Ltd. (Health Care Equipment & Supplies)	85
390,172	Aurizon Holdings Ltd. (Road & Rail)	1,415
173,172	AusNet Services (Electric Utilities)	213
193,199	Australia & New Zealand Banking Group Ltd. (Banks)	3,519
28,005	Bank of Queensland Ltd. (Banks)	223
33,607	Bendigo & Adelaide Bank Ltd. (Banks)	243
588,717	BHP Billiton Ltd. (Metals & Mining)	8,203
119,211	Commonwealth Bank of Australia (Banks)	6,691
95,565	Dexus Property Group (Real Estate Investment Trusts)	648
211,619	DUET Group (Multi-Utilities)	397
92,076	Harvey Norman Holdings Ltd. (Multiline Retail)	320
38,570	Iluka Resources Ltd. (Metals & Mining)	190
169,583	Insurance Australia Group Ltd. (Insurance)	698
12,476	Macquarie Group Ltd. (Capital Markets)	649
423,597	Mirvac Group (Real Estate Investment Trusts)	644
182,938	National Australia Bank Ltd. (Banks)	3,511
8,453	Newcrest Mining Ltd. (Metals & Mining) (a)	146
71,859	Orica Ltd. (Chemicals)	668
321,829	Origin Energy Ltd. (Oil, Gas & Consumable Fuels)	1,406
12,332	Platinum Asset Management Ltd. (Capital Markets)	54
1,417	REA Group Ltd. (Media)	64
92,836	Rio Tinto Ltd. (Metals & Mining)	3,211
31,148	Seek Ltd. (Professional Services)	357
273,206	Stockland Trust Group (Real Estate Investment Trusts)	968
90,757	Suncorp Group Ltd. (Insurance)	832
13,101	Sydney Airport (Transportation Infrastructure)	68
133,027	TABCORB Holdings Ltd. (Hotels, Restaurants & Leisure)	458
513,807	Telstra Corp. Ltd. (Diversified Telecommunication Services)	2,147
381,820	Vicinity Centres (Real Estate Investment Trusts)	952
255,776	Westfield Corp. (Real Estate Investment Trusts)	2,055
220,317	Westpac Banking Corp. (Banks)	4,885
140,572	Woodside Petroleum Ltd. (Oil, Gas & Consumable Fuels)	2,849
256,345	Woolworths Ltd. (Food & Staples Retailing)	4,031

		53,945

	Austria — 0.04%
2,164	ANDRITZ AG (Machinery)	103
8,416	OMV AG (Oil, Gas & Consumable Fuels)	236
621	Vienna Insurance Group AG (Insurance)	12
3,189	Voestalpine AG (Metals & Mining)	107

		458

	Belgium — 0.97%
8,900	Ageas (Insurance)	309
48,825	Anheuser-Busch InBev NV (Beverages)	6,456

Shares	Security Description	Value (000)
	Belgium (continued)
11,026	Belgacom SA (Diversified Telecommunication Services)	$350
2,818	Groupe Bruxelles Lambert SA (Diversified Financial Services)	231
28,625	KBC Groep NV (Banks) (a)	1,408
7,100	Solvay SA (Chemicals)	663
22,943	Telenet Group Holding NV (Media) (a)	1,049
11,844	UCB SA (Pharmaceuticals)	889

		11,355

	Bermuda — 0.05%
14,200	Golar LNG Ltd. (Oil, Gas & Consumable Fuels)	220
23,599	Seadrill Ltd. (Energy Equipment & Services)^ (a)	77
80,167	Yue Yuen Industrial Holdings Ltd. (Textiles, Apparel & Luxury Goods)	317

		614

	Brazil — 0.09%
36,718	Banco Bradesco SA, ADR (Banks)	287
35,100	Companhia Vale do Rio Doce, ADR (Metals & Mining)	140
26,900	Hypermarcas SA (Personal Products)	195
28,640	Itau Unibanco Holding SA, ADR (Banks)	270
26,200	Vale SA, ADR (Metals & Mining)	133

		1,025

	Canada — 0.32%
5,000	Alimentation Couche-Tard, Inc., Class – B (Food & Staples Retailing)	215
1,500	Canadian National Railway Co. (Road & Rail)	88
17,165	Canadian Pacific Railway Ltd. (Road & Rail)	2,210
5,300	Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)	73
30,000	Centerra Gold, Inc. (Metals & Mining)	179
7,000	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	297
67,584	First Quantum Minerals Ltd. (Metals & Mining)^(b)	475
12,300	Labrador Iron Ore Royalty Corp. (Metals & Mining)	118
6,700	Potash Corp. of Saskatchewan, Inc. (Chemicals)	109

		3,764

	Cayman Islands — 0.03%
8,000	Ctrip.com International, ADR (Internet & Catalog Retail) (a)	330
38,000	Stella International Holdings Ltd. (Textiles, Apparel & Luxury Goods)^	67

		397

	China — 1.30%
24,682	Baidu, Inc., ADR (Internet Software & Services) (a)	4,076
481,610	China Mobile Ltd. (Wireless Telecommunication Services)	5,565
60,800	China Pacific Insurance Group Co. Ltd. (Insurance)	206
3,261,382	CNOOC Ltd. (Oil, Gas & Consumable Fuels)	4,071
5,100	Jardine Matheson Holdings Ltd. (Industrial Conglomerates)	298

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	China (continued)
4,600	JD.com, Inc., ADR (Internet & Catalog Retail) (a)	$98
134,500	PICC Property & Casualty Co. Ltd., H Shares (Insurance)	212
48,500	Ping An Insurance Group Co. of China (Insurance)	215
25,500	Shanghai Fosun Pharmaceutical (Group) Co. Ltd., H Shares (Pharmaceuticals)	63
114,000	Sunny Optical Technology Group Co. Ltd. (Electronic Equipment, Instruments & Components)	401

		15,205

	Denmark — 1.28%
626	A.P. Moller – Maersk A/S, Class – A (Marine)	789
1,997	A.P. Moller – Maersk A/S, Class – B (Marine)	2,609
4,180	Carlsberg A/S, Class – B (Beverages)	399
65,069	Danske Bank A/S (Banks)	1,713
4,771	Genmab A/S (Biotechnology) (a)	870
47,903	ISS A/S (Commercial Services & Supplies) (b)	1,802
109,515	Novo Nordisk A/S, Class – B (Pharmaceuticals)	5,898
141,003	TDC A/S (Diversified Telecommunication Services)	691
9,249	Tryg A/S (Insurance)	166

		14,937

	Finland — 0.45%
9,562	Elisa Oyj (Diversified Telecommunication Services)	367
27,737	Fortum Oyj (Electric Utilities)	446
15,355	Metso Oyj (Machinery)	361
15,348	Nokian Renkaat Oyj (Auto Components)	550
13,280	Orion Oyj, Class – B (Pharmaceuticals)	516
29,996	Sampo Oyj, Class – A (Insurance)	1,227
71,076	Stora Enso Oyj, R Shares (Paper & Forest Products)	571
68,975	UPM-Kymmene Oyj (Paper & Forest Products)	1,266

		5,304

	France — 7.24%
92,256	AXA SA (Insurance)	1,824
123,501	BNP Paribas (Banks)	5,416
33,368	Bouygues SA (Construction & Engineering)	956
9,258	Casino Guichard-Perrachon SA (Food & Staples Retailing)	514
7,409	CNP Assurances (Insurance)	109
61,827	Compagnie de Saint-Gobain (Building Products)	2,343
53,143	Credit Agricole SA (Banks)	447
55,532	Danone SA (Food Products)	3,886
31,614	Edenred (Commercial Services & Supplies)	647
363,727	ENGIE (Multi-Utilities)	5,840
24,144	Eutelsat Communications (Media)	456
1,986	Fonciere des Regions (Real Estate Investment Trusts)	176
2,529	Gecina SA (Real Estate Investment Trusts)	343
161	Hermes International (Textiles, Apparel & Luxury Goods)	60
2,509	Icade (Real Estate Investment Trusts)	176

Shares	Security Description	Value (000)
	France (continued)
3,968	JC Decaux SA (Media)	$134
14,278	Klepierre (Real Estate Investment Trusts)	630
17,830	Lagardere SCA (Media)	388
53,964	Legrand SA (Electrical Equipment)	2,762
9,248	L’Oreal SA (Personal Products)	1,770
8,896	LVMH Moet Hennessy Louis Vuitton SA (Textiles, Apparel & Luxury Goods)	1,341
48,770	Natixism SA (Banks)	183
16,049	Numericable – SFR (Media)	401
220,288	Orange (Diversified Telecommunication Services)(b)	3,581
18,887	Pernod Ricard SA (Beverages)	2,091
2,935	Renault SA (Automobiles)	222
38,537	Rexel SA (Trading Companies & Distributors)(a)	484
9,173	Safran SA (Aerospace & Defense)	618
145,965	Sanofi-Aventis (Pharmaceuticals)	12,125
156,052	Schneider Electric SA (Electrical Equipment)	9,103
7,210	SCOR SE (Insurance)	213
41,822	Societe Generale (Banks)	1,308
21,120	Suez Environnement Co. (Multi-Utilities)	329
14,582	Technip SA (Energy Equipment & Services)	789
302,539	Total SA (Oil, Gas & Consumable Fuels)^	14,508
7,024	Unibail-Rodamco SE (Real Estate Investment Trusts)^	1,816
28,954	Veolia Environnement (Multi-Utilities)	625
153,712	Vivendi (Media)	2,875
126,889	Zodiac Aerospace (Aerospace & Defense)	2,959

		84,448

	Germany — 6.47%
28,676	Allianz SE (Insurance)	4,091
4,955	Axel Springer AG (Media)	260
99,000	BASF SE (Chemicals)	7,590
46,332	Bayer AG (Pharmaceuticals)	4,653
40,042	Bayerische Motoren Werke AG (Automobiles)	2,914
26,601	Beiersdorf AG (Personal Products)	2,518
3,565	Brenntag AG (Trading Companies & Distributors)	173
105,486	Daimler AG, Registered Shares (Automobiles)	6,311
50,729	Deutsche Boerse AG (Diversified Financial Services)	4,167
25,615	Deutsche Lufthansa AG, Registered Shares (Airlines)	301
105,306	Deutsche Post AG (Air Freight & Logistics)	2,966
189,781	Deutsche Telekom AG (Diversified Telecommunication Services)	3,236
19,240	Deutsche Wohnen AG (Real Estate Management & Development)	655
102,648	E.ON AG (Multi-Utilities)	1,036
4,770	ElringKlinger AG (Auto Components)^	94
15,666	Evonik Industries AG (Chemicals)	467
4,204	Freenet AG (Wireless Telecommunication Services)	108
6,506	GEA Group AG (Machinery)	307
2,133	Hannover Rueckversicherung AG (Insurance)	223
7,621	Hugo Boss AG (Textiles, Apparel & Luxury Goods)	433

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Germany (continued)
9,158	Lanxess AG (Chemicals)	$402
54,653	Linde AG (Chemicals)	7,614
4,004	MAN SE (Machinery)	409
18,110	Metro AG (Food & Staples Retailing)	557
2,047	MTU Aero Engines AG (Aerospace & Defense)	191
6,668	Muenchener Rueckversicherungs-Gesellschaft AG (Insurance)	1,118
29,233	ProSiebenSat.1 Media AG (Media) (a)	1,279
128,164	SAP SE (Software)	9,624
69,877	Siemens AG (Industrial Conglomerates)	7,170
15,610	TAG Immobilien AG (Real Estate Management & Development)	205
38,860	Telefonica Deutschland Holding AG (Diversified Telecommunication Services)	160
54,727	Vonovia SE (Real Estate Management & Development)	1,998
51,098	Wirecard AG (IT Services)^	2,250

		75,480

	Hong Kong — 2.17%
801,980	AIA Group Ltd. (Insurance) (b)	4,822
2,600	Alibaba Group Holding Ltd., ADR (Internet Software & Services) (a)	207
32,900	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	237
200,555	BOC Hong Kong (Holdings) Ltd. (Banks)	604
152,000	Cathay Pacific Airways Ltd. (Airlines)	223
140,000	China Everbright International Ltd. (Commercial Services & Supplies)	157
546,700	China Merchants Holdings (International) Co. Ltd. (Transportation Infrastructure)	1,464
344,000	Ck Hutchison Holdings Ltd. (Industrial Conglomerates)	3,783
134,093	CLP Holdings Ltd. (Electric Utilities)	1,370
96,000	First Pacific Co. Ltd. (Diversified Financial Services)	70
334,000	Hanergy Thin Film Power Group Ltd. (Semiconductors & Semiconductor Equipment)* (a)	—
253,675	Hang Lung Properties Ltd. (Real Estate Management & Development)	513
40,806	Hang Seng Bank Ltd. (Banks)	700
90,200	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	510
213,073	HK Electric Investments Ltd. (Electric Utilities)	199
340,680	HKT Trust & HKT Ltd. (Diversified Telecommunication Services)	491
57,000	Hysan Development Co. (Real Estate Management & Development)	254
73,000	Kerry Properties Ltd. (Real Estate Management & Development)	181
1,178,000	Li & Fung Ltd. (Textiles, Apparel & Luxury Goods)	571
509,483	New World Development Co. Ltd. (Real Estate Management & Development)	519
464,000	PCCW Ltd. (Diversified Telecommunication Services)	312

Shares	Security Description	Value (000)
	Hong Kong (continued)
112,224	Power Assets Holdings Ltd. (Electric Utilities)	$1,032
279,205	Sino Land Co. Ltd. (Real Estate Management & Development)	460
177,256	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	2,138
72,708	Swire Pacific Ltd., Class – A (Real Estate Management & Development)	822
98,200	Swire Properties Ltd. (Real Estate Management & Development)	262
66,604	The Bank of East Asia Ltd. (Banks) ^	258
261,408	The Link Real Estate Investment Trust (Real Estate Investment Trusts)	1,788
157,970	The Wharf (Holdings) Ltd. (Real Estate Management & Development)	963
69,000	Wheelock & Co. Ltd. (Real Estate Management & Development)	324
45,000	Wynn Macau Ltd. (Hotels, Restaurants & Leisure)	65

		25,299

	Ireland (Republic of) — 0.91%
1,415	Allegion PLC (Building Products)	98
805,807	Bank of Ireland (Banks) (a)	166
63,386	CRH PLC (Construction Materials)	1,847
94,342	Medtronic PLC (Health Care Equipment & Supplies)	8,186
4,400	Ryanair Holdings PLC, ADR (Airlines)	306

		10,603

	Israel — 0.37%
71,114	Bank Hapoalim B.M. (Banks)	359
96,577	Bank Leumi Le-Israel (Banks) (a)	339
221,698	Bezeq The Israeli Telecommunication Corp. Ltd. (Diversified Telecommunication Services)	439
102,941	Israel Chemicals Ltd. (Chemicals)	401
54,132	Teva Pharmaceutical Industries Ltd. (Pharmaceuticals)	2,741

		4,279

	Italy — 0.57%
28,908	Assicurazioni Generali SpA (Insurance)	341
33,439	Atlantia SpA (Transportation Infrastructure)	835
250,028	Enel SpA (Electric Utilities)	1,110
191,058	Eni SpA (Oil, Gas & Consumable Fuels)	3,078
54,035	Intesa Sanpaolo SpA (Banks)	97
7,547	Mediobanca S.p.A. (Capital Markets)	43
77,144	Snam Rete Gas SpA (Gas Utilities)	461
215,541	Telecom Italia SpA (Diversified Telecommunication Services)	139
54,884	Terna – Rete Elettrica Nationale SpA (Electric Utilities)	305
125,294	UniCredit SpA (Banks)	275

		6,684

	Japan — 16.57%
5,561	Aeon Credit Service Co. Ltd. (Consumer Finance)	120
23,424	Aisin Seiki Co. Ltd. (Auto Components)	954
43,700	Amada Holdings Co. Ltd. (Machinery)	444
50,162	Aozora Bank Ltd. (Banks)	174
136,229	Asahi Glass Co. Ltd. (Building Products)^	740

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
300	ASAHI INTECC Co. Ltd. (Health Care Equipment & Supplies)	$15
190,000	Asahi Kasei Corp. (Chemicals)	1,322
10,080	Benesse Holdings, Inc. (Diversified Consumer Services)	237
89,111	Bridgestone Corp. (Auto Components)^	2,865
29,100	Brother Industries Ltd. (Technology Hardware, Storage & Peripherals)	312
7,100	CALBEE, Inc. (Food Products)	297
164,010	Canon, Inc. (Technology Hardware, Storage & Peripherals)^	4,684
76,577	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	854
26,763	Daihatsu Motor Co. Ltd. (Automobiles)	349
90,978	Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	2,211
4,879	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	792
40,850	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	1,200
51,000	Daiwa Securities Group, Inc. (Capital Markets)	269
66,300	Denso Corp. (Auto Components)	2,333
58,900	East Japan Railway Co. (Road & Rail)	5,459
37,157	Eisai Co. Ltd. (Pharmaceuticals)	2,075
9,400	Electric Power Development Co. Ltd. (Independent Power and Renewable Electricity Producers)	219
28,600	Fanuc Ltd. (Machinery)	4,652
75,000	Fuji Electric Co. Ltd. (Electrical Equipment)	312
77,900	Fuji Heavy Industries Ltd. (Automobiles)	2,678
246,000	Fujitsu Ltd. (IT Services)	905
29,886	Fukuoka Financial Group, Inc. (Banks)	99
25,900	Hamamatsu Photonics K.K. (Electronic Equipment, Instruments & Components)	727
35,300	Hino Motors Ltd. (Machinery)	352
13,100	Hitachi Chemical Co. Ltd. (Chemicals)	245
14,841	Hitachi Construction Machinery Co. Ltd. (Machinery)	217
1,722,000	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	7,217
28,000	Hitachi Metals Ltd. (Metals & Mining)	284
9,641	Hokuriku Electric Power Co. (Electric Utilities)	119
217,536	Honda Motor Co. Ltd. (Automobiles)	5,458
1,100	Hoshizaki Electric Co. Ltd. (Machinery)	108
11,598	Idemitsu Kosan Co. Ltd. (Oil, Gas & Consumable Fuels)	252
43,000	IHI Corp. (Machinery)	116
77,400	Isuzu Motors Ltd. (Automobiles)	953
232,217	ITOCHU Corp. (Trading Companies & Distributors)	2,841
31,800	J. FRONT RETAILING Co. Ltd. (Multiline Retail)	330
113,700	Japan Airlines Co. Ltd. (Airlines)	3,659
56	Japan Prime Realty Investment Corp. (Real Estate Investment Trusts)	240
91	Japan Real Estate Investment Corp. (Real Estate Investment Trusts)	562
172	Japan Retail Fund Investment Corp. (Real Estate Investment Trusts)	439

Shares	Security Description	Value (000)
	Japan (continued)
299,112	Japan Tobacco, Inc. (Tobacco)	$12,057
68,000	JFE Holdings, Inc. (Metals & Mining)	888
30,000	JGC Corp. (Construction & Engineering)	430
33,879	JS Group Corp. (Building Products)	556
24,454	JSR Corp. (Chemicals)	324
26,800	JTEKT Corp. (Machinery)	304
319,406	JX Holdings, Inc. (Oil, Gas & Consumable Fuels)	1,246
2,500	Kansai Paint Co. Ltd. (Chemicals)	50
198,000	Kawasaki Heavy Industries Ltd. (Machinery)	558
418,600	KDDI Corp. (Wireless Telecommunication Services)	12,731
1,820	Keyence Corp. (Electronic Equipment, Instruments & Components)	1,242
115,363	Kirin Holdings Co. Ltd. (Beverages)	1,946
235,345	Komatsu Ltd. (Machinery)	4,088
64,100	Konica Minolta, Inc. (Technology Hardware, Storage & Peripherals)	467
17,000	Kubota Corp. (Machinery)	230
49,984	Kuraray Co. Ltd. (Chemicals)	596
9,294	Lawson, Inc. (Food & Staples Retailing)	742
242,216	Marubeni Corp. (Trading Companies & Distributors)	1,094
5,387	Maruichi Steel Tube Ltd. (Metals & Mining)	188
6,800	Miraca Holdings, Inc. (Health Care Providers & Services)	295
189,600	Mitsubishi Chemical Holdings Corp. (Chemicals)	869
209,245	Mitsubishi Corp. (Trading Companies & Distributors)	3,686
267,000	Mitsubishi Electric Corp. (Electrical Equipment)	3,188
53,018	Mitsubishi Gas Chemical Co., Inc. (Chemicals)	277
397,000	Mitsubishi Heavy Industries Ltd. (Machinery)	1,597
148,204	Mitsubishi Materials Corp. (Metals & Mining)	355
32,226	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals)	582
659,305	Mitsubishi UFJ Financial Group, Inc. (Banks)	2,956
252,488	Mitsui & Co. Ltd. (Trading Companies & Distributors)	3,014
1,191,577	Mizuho Financial Group, Inc. (Banks)	1,715
25,400	MS&AD Insurance Group Holdings, Inc. (Insurance)	658
7,200	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	807
340,000	NEC Corp. (Technology Hardware, Storage & Peripherals)	792
82,167	NGK Insulators Ltd. (Machinery)	1,661
20,700	NHK SPRING Co. Ltd. (Auto Components)	168
1,300	Nidec Corp. (Electrical Equipment)	99
122,100	Nikon Corp. (Household Durables)^	1,653
101	Nippon Building Fund, Inc. (Real Estate Investment Trusts)	623
49,423	Nippon Electric Glass Co. Ltd. (Electronic Equipment, Instruments & Components)	206
111	Nippon Prologis REIT, Inc. (Real Estate Investment Trusts)	271

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
90,600	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	$4,249
349,054	Nissan Motor Co. Ltd. (Automobiles)	3,116
13,600	NOK Corp. (Auto Components)	231
125,400	Nomura Holdings, Inc. (Capital Markets)	446
7,511	Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	131
251,617	NTT DoCoMo, Inc. (Wireless Telecommunication Services)	6,787
120,822	Oji Paper Co. Ltd. (Paper & Forest Products)	464
36,500	Olympus Corp. (Health Care Equipment & Supplies)	1,363
19,900	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals)	867
3,500	Oracle Corp. Japan (Software)	187
43,600	ORIX Corp. (Diversified Financial Services)	564
128,712	Osaka Gas Co. Ltd. (Gas Utilities)	495
7,700	OTSUKA Corp. (IT Services)	360
57,615	Otsuka Holdings Co. Ltd. (Pharmaceuticals)	2,655
300,200	Panasonic Corp. (Household Durables)	2,584
9,300	Rakuten, Inc. (Internet Retail)	101
110,038	Resona Holdings, Inc. (Banks)	402
1,800	RESORTTRUST, Inc. (Hotels, Restaurants & Leisure)	39
123,983	Ricoh Co. Ltd. (Technology Hardware, Storage & Peripherals)	1,075
3,100	Rinnai Corp. (Household Durables)	274
13,900	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	549
1,400	Ryohin Keikaku Co. (Multiline Retail)	341
8,115	Sankyo Co. Ltd. (Leisure Products)	304
26,000	Sega Sammy Holdings, Inc. (Leisure Products)	280
54,893	Sekisui Chemical Co. Ltd. (Household Durables)	676
83,552	Sekisui House Ltd. (Household Durables)	1,463
1,700	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	71
2,200	Shimano, Inc. (Leisure Products)	337
800	Shin-Etsu Chemical Co. Ltd. (Chemicals)	47
22,994	Showa Shell Sekiyu K.K. (Oil, Gas & Consumable Fuels)^	215
1,600	SMC Corp. (Machinery)	394
8,100	SoftBank Group Corp. (Wireless Telecommunication Services)	458
16,900	Sompo Japan Nipponkoa Holdings, Inc. (Insurance)	450
9,908	Sony Financial Holdings, Inc. (Insurance)	112
203,000	Sumitomo Chemical Co. Ltd. (Chemicals)	838
165,886	Sumitomo Corp. (Trading Companies & Distributors)	1,672
97,600	Sumitomo Electric Industries Ltd. (Auto Components)	1,292
73,000	Sumitomo Heavy Industries Ltd. (Machinery)	321
71,226	Sumitomo Metal Mining Co. Ltd. (Metals & Mining)	725
190,848	Sumitomo Mitsui Financial Group, Inc. (Banks)	5,512
173,832	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	566
23,591	Sumitomo Rubber Industries Ltd. (Auto Components)	316

Shares	Security Description	Value (000)
	Japan (continued)
4,200	Sysmex Corp. (Health Care Equipment & Supplies)	$289
30,100	T&D Holdings, Inc. (Insurance)	256
164,000	Taiheiyo Cement Corp. (Construction Materials)	389
117,511	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	5,069
32,000	The Chiba Bank Ltd. (Banks)	151
19,342	The Chugoku Electric Power Co., Inc. (Electric Utilities)	246
51,500	The Dai-ichi Life Insurance Co. Ltd. (Insurance)	577
27,000	The Hachijuni Bank Ltd. (Banks)	118
33,000	The Hiroshima Bank Ltd. (Banks)	110
33,000	The Joyo Bank Ltd. (Banks)	123
24,000	The Shizuoka Bank Ltd. (Banks)	169
11,900	The Yokohama Rubber Co. Ltd. (Auto Components)	149
16,300	THK Co. Ltd. (Machinery)	278
34,300	Tokio Marine Holdings, Inc. (Insurance)	1,141
149,000	Tokyo Gas Co. Ltd. (Gas Utilities)	615
37,981	TonenGeneral Sekiyu K.K. (Oil, Gas & Consumable Fuels)^	346
8,762	Toyoda Gosei Co. Ltd. (Auto Components)	156
21,400	Toyota Industries Corp. (Auto Components)	851
199,062	Toyota Motor Corp. (Automobiles)	9,814
28,570	Toyota Tsusho Corp. (Trading Companies & Distributors)	615
22,127	Trend Micro, Inc. (Software)	791
188	United Urban Investment Corp. (Real Estate Investment Trusts)	339
30,500	USS Co. Ltd. (Specialty Retail)	504
10,600	Yahoo Japan Corp. (Internet Software & Services)	47
93,500	Yamada Denki Co. Ltd. (Specialty Retail)	494
35,100	Yamaha Motor Co. Ltd. (Automobiles)	536

		193,401

	Jersey — 0.06%
100,593	Glencore International PLC (Metals & Mining)	207
52,217	Petrofac Ltd. (Energy Equipment & Services)	543

		750

	Luxembourg — 0.33%
195,880	ArcelorMittal (Metals & Mining) (a)	893
9,258	Millicom International Cellular SA (Wireless Telecommunication Services)	568
3,934	RTL Group (Media)	321
73,785	SES – FDR, Class – A (Media)	1,580
35,668	Tenaris SA (Energy Equipment & Services)	515

		3,877

	Mexico — 0.06%
10,204	Cemex SAB de CV, ADR (Construction Materials) (a)	63
23,428	Grupo Televisa SA, ADR (Media)	610

		673

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Netherlands — 2.56%
6,253	ABN AMRO Group NV (Banks)	$103
59,035	AEGON NV (Insurance)	234
9,286	Airbus Group NV (Aerospace & Defense)	532
98,249	Akzo Nobel NV (Chemicals)	6,102
9,379	ASML Holding NV (Semiconductors & Semiconductor Equipment)	923
1,661	ASML Holding NV, NYS (Semiconductors & Semiconductor Equipment)	165
4,146	Gemalto NV (Software)	251
2,328	Heineken NV (Beverages)	213
244,943	ING Groep NV (Banks)	2,534
65,589	Koninklijke Ahold NV (Food & Staples Retailing)	1,448
6,452	Koninklijke Boskalis Westminster NV (Construction & Engineering)	220
21,063	Koninklijke DSM NV (Chemicals)	1,215
73,035	Koninklijke Philips Electronics NV (Industrial Conglomerates)	1,814
10,043	Randstad Holding NV (Professional Services)	402
379,036	Reed Elsevier NV (Media)	6,557
78,820	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	460
266,410	TNT NV (Air Freight & Logistics) (a)	1,087
121,047	Unilever NV (Personal Products)	5,629

		29,889

	New Zealand — 0.05%
20,906	Contact Energy Ltd. (Electric Utilities)	77
38,817	Fletcher Building Ltd. (Construction Materials)	239
27,516	Infratil Ltd. (Electric Utilities)	63
67,438	Telecom Corp. of New Zealand Ltd. (Diversified Telecommunication Services)	171

		550

	Norway — 0.42%
15,504	DNB ASA (Banks)	186
10,521	Gjensidige Forsikring ASA (Insurance)	175
162,350	Statoil ASA (Oil, Gas & Consumable Fuels)	2,807
61,774	Telenor ASA (Diversified Telecommunication Services)	1,023
23,628	Yara International ASA (Chemicals)	751

		4,942

	Papua New Guinea — 0.01%
24,090	Oil Search Ltd. (Oil, Gas & Consumable Fuels)	122

	Portugal — 0.02%
91,444	EDP – Energias de Portugal SA (Electric Utilities)	280

	Russia — 0.01%
28,000	Rosneft Oil Co., Registered Shares, GDR (Oil, Gas & Consumable Fuels)	144

	Singapore — 1.04%
249,172	Ascendas Real Estate Investment Trust (Real Estate Investment Trusts)	461
234,244	CapitaCommercial Trust (Real Estate Investment Trusts)	258
322,315	CapitaMall Trust (Real Estate Investment Trusts)	512

Shares	Security Description	Value (000)
	Singapore (continued)
5,798	DBS Group Holdings Ltd. (Banks)	$68
349,799	Keppel Corp. Ltd. (Industrial Conglomerates)	1,443
279,800	Oversea-Chinese Banking Corp. Ltd. (Banks)	1,819
235,100	SembCorp Industries Ltd. (Industrial Conglomerates)	498
211,717	SembCorp Marine Ltd. (Machinery) ^	246
232,981	Singapore Press Holdings Ltd. (Media)	687
205,827	Singapore Tech Engineering (Aerospace & Defense)	485
1,086,179	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	3,356
299,380	Suntec REIT (Real Estate Investment Trusts)	396
117,900	United Overseas Bank Ltd. (Banks)	1,625
446,436	Yangzijiang Shipbuilding Holdings Ltd. (Machinery)	300

		12,154

	South Africa — 0.01%
43,895	African Bank Investments Ltd. (Diversified Financial Services)* (a)	—
978	Naspers Ltd. (Media)	150

		150

	South Korea — 1.09%
22,721	KT&G Corp. (Tobacco)	2,692
10	Orion Corp. (Food Products)	8
4,083	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	5,086
26,057	SK Telecom Co. Ltd. (Wireless Telecommunication Services)	4,896

		12,682

	Spain — 1.64%
84,763	Abertis Infraestructuras SA (Transportation Infrastructure)	1,252
3,759	Amadeus IT Holding SA, A Shares (IT Services)	166
371,005	Banco Bilbao Vizcaya Argentaria SA (Banks)	2,126
826,284	Banco Santander SA (Banks)	3,207
914,545	CaixaBank SA (Banks)	2,015
70,617	Corporacion Mapfre (Insurance)	155
17,877	Enagas (Gas Utilities)	546
27,141	Gas Natural SDG SA (Gas Utilities)^	539
90,421	Grifols SA, ADR (Biotechnology)	1,507
39,192	Grifols SA (Biotechnology)	890
191,859	Repsol YPF SA (Oil, Gas & Consumable Fuels)	2,459
448,701	Telefonica SA (Diversified Telecommunication Services)	4,259

		19,121

	Sweden — 1.96%
21,764	Assa Abloy AB, B Shares (Building Products)	448
1,819	Castellum AB (Real Estate Management & Development)	26
4,565	Electrolux AB, B Shares (Household Durables)	125
3,697	Modern Times Group, B Shares (Media)	98
378,586	Nordea Bank AB (Banks)	3,213
184,207	Skandinaviska Enskilda Banken AB, Class – A (Banks)	1,610

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Sweden (continued)
97,158	Skanska AB, B Shares (Construction & Engineering)	$2,035
205,154	Svenska Handelsbanken AB, A Shares (Banks)	2,492
169,352	Swedbank AB, A Shares (Banks)	3,558
60,561	Tele2 AB, B Shares (Wireless Telecommunication Services)	532
864,159	Telefonaktiebolaget LM Ericsson, B Shares (Communications Equipment)	6,641
440,844	TeliaSonera AB (Diversified Telecommunication Services)	2,088

		22,866

	Switzerland — 8.62%
447,253	ABB Ltd., Registered Shares (Electrical Equipment)	8,855
14,150	Actelion Ltd. (Biotechnology)	2,384
49,047	Adecco SA, Registered Shares (Professional Services)	2,475
68,250	Aryzta AG (Food Products)	2,523
2,914	Baloise Holding AG, Registered Shares (Insurance)	325
85,032	Clariant AG (Chemicals)	1,437
55,376	Compagnie Financiere Richemont SA, Registered Shares (Textiles, Apparel & Luxury Goods)	3,242
84,287	Credit Suisse Group AG (Capital Markets)	898
2,798	DKSH Holding Ltd. (Professional Services)	183
76,290	Holcim Ltd., Registered Shares (Construction Materials)	3,193
6,241	Julius Baer Group Ltd. (Capital Markets)	251
9,817	Kuehne & Nagel International Ltd. (Marine)	1,376
239,040	Nestle SA (Food Products)	18,526
199,193	Novartis AG, Registered Shares (Pharmaceuticals)	16,446
1,811	Pargesa Holding SA (Diversified Financial Services)	120
1,167	Partners Group Holding AG (Capital Markets)	500
72,385	Roche Holding AG (Pharmaceuticals)	19,106
1,084	SGS SA, Registered Shares (Professional Services)	2,484
1,859	Swiss Life Holding AG (Insurance)	430
6,967	Swiss Prime Site AG (Real Estate Management & Development)	631
22,679	Swiss Re AG (Insurance)	1,981
2,987	Swisscom AG (Diversified Telecommunication Services)	1,484
1,197	Syngenta AG, Registered Shares (Chemicals)	460
524	The Swatch Group AG, B Shares (Textiles, Apparel & Luxury Goods)	153
272,890	UBS Group AG (Capital Markets)	3,543
23,200	Weatherford International PLC (Energy Equipment & Services) (a)	129
29,995	Zurich Financial Services AG (Insurance)	7,422

		100,557

	Taiwan — 0.20%
380,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,915

Shares	Security Description	Value (000)
	Taiwan (continued)
14,900	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Semiconductors & Semiconductor Equipment)	$391

		2,306

	United Kingdom — 17.35%
102,265	AA PLC (Diversified Consumer Services)	327
42,543	Aberdeen Asset Management PLC (Capital Markets)	160
14,790	Admiral Group PLC (Insurance)	402
3,300	Aggreko PLC (Commercial Services & Supplies)	56
33,147	Aon PLC (Insurance)	3,621
6,100	ARM Holdings PLC (Semiconductors & Semiconductor Equipment)	93
2,900	Associated British Foods PLC (Food Products)	106
231,566	AstraZeneca PLC (Pharmaceuticals)	13,841
1,101,724	Aviva PLC (Insurance)	5,806
63,779	Babcock International Group PLC (Commercial Services & Supplies)	772
639,672	BAE Systems PLC (Aerospace & Defense)	4,477
595,834	Balfour Beatty PLC (Construction & Engineering) (a)	1,712
2,024,779	Barclays PLC (Banks)	3,765
199,700	BCA Marketplace PLC, Registered Shares (Specialty Retail)	447
441,840	BHP Billiton PLC (Metals & Mining)	5,591
2,290,215	BP PLC (Oil, Gas & Consumable Fuels)	13,403
143,312	British American Tobacco PLC (Tobacco)	9,289
94,698	Capital Shopping Centres Group PLC (Real Estate Investment Trusts)	368
82,357	Carnival PLC (Hotels, Restaurants & Leisure)	3,653
541,726	Centrica PLC (Multi-Utilities)	1,638
789,216	Cobham PLC (Aerospace & Defense)	1,662
35,763	Coca-Cola European Partners PLC (Beverages)	1,276
33,172	Delphi Automotive PLC (Auto Components)	2,077
170,404	Diageo PLC (Beverages)	4,760
99,680	Direct Line Insurance Group PLC (Insurance)	461
14,500	Ensco PLC, Class – A, ADR (Energy Equipment & Services)	141
6,500	Fidessa Group PLC (Software)	171
280,610	G4S PLC (Commercial Services & Supplies)	687
756,704	GlaxoSmithKline PLC (Pharmaceuticals)	16,247
23,354	Grainger PLC (Real Estate Management & Development)	66
5,855	Greene King PLC (Hotels, Restaurants & Leisure)	61
9,000	Halma PLC (Electronic Equipment, Instruments & Components)	122
20,300	Henderson Group PLC (Capital Markets)	58
37,829	Home Retail Group PLC (Internet & Catalog Retail)	77
1,448,434	HSBC Holdings PLC (Banks)	8,973
38,193	ICAP PLC (Capital Markets)	214
48,154	Imperial Brands PLC (Tobacco)	2,611
43,987	Inmarsat PLC (Diversified Telecommunication Services)	474
28,730	InterContinental Hotels Group PLC (Hotels, Restaurants & Leisure)	1,059

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United Kingdom (continued)
274,979	International Consolidated Airlines Group SA (Airlines)	$1,364
25,371	Investec PLC (Capital Markets)	158
770,118	ITV PLC (Media)	1,846
259,531	J Sainsbury PLC (Food & Staples Retailing)	808
427,877	Legal & General Group PLC (Insurance)	1,095
73,504	Liberty Global PLC, Class – A (Media) (a)	2,136
102,942	Liberty Global PLC, Class – C (Media) (a)	2,949
6,620,524	Lloyds Banking Group PLC (Banks)	4,794
134,251	Marks & Spencer Group PLC (Multiline Retail)	575
45,573	Meggitt PLC (Aerospace & Defense)	248
17,400	Micro Focus International PLC (Software) (b)	376
354,491	National Grid PLC (Multi-Utilities)	5,212
100,916	Ocado Group PLC (Internet & Catalog Retail)^ (a)	312
346,986	Old Mutual PLC (Insurance)	937
139,316	Page Group (Professional Services)	553
153,746	Pearson PLC (Media)	2,000
62,314	Persimmon PLC (Household Durables)	1,208
162,153	Prudential PLC (Insurance)	2,751
1,500	RecKitt Benckiser Group PLC (Household Products)	150
293,405	Rio Tinto PLC (Metals & Mining)	9,114
289,525	Royal Dutch Shell PLC, A Shares (Oil, Gas & Consumable Fuels)	7,950
530,507	Royal Dutch Shell PLC, B Shares (Oil, Gas & Consumable Fuels)	14,654
155,121	Royal Mail PLC (Air Freight & Logistics)	1,042
6,800	Shaftesbury PLC (Real Estate Investment Trusts)	80
1,600	Spirax-Sarco Engineering PLC (Machinery)	80
43,300	Sports Direct International (Specialty Retail) (a)	185
296,443	SSE PLC (Electric Utilities)	6,169
143,995	Standard Life PLC (Insurance)	568
98,456	Tate & Lyle PLC (Food Products)	880
26,093	The Berkeley Group Holdings PLC (Household Durables)	881
324,055	Thomas Cook Group PLC (Hotels, Restaurants & Leisure) (a)	272
47,898	Tullow Oil PLC (Oil, Gas & Consumable Fuels) (a)	169
72,815	Unilever PLC (Personal Products)	3,488
4,579,522	Vodafone Group PLC (Wireless Telecommunication Services)	13,960
457,531	William Morrison Supermarkets PLC (Food & Staples Retailing)	1,149
12,642	Willis Towers Watson PLC (Insurance)	1,572

		202,409

	United States — 0.59%
1,944	Amazon.com, Inc. (Internet & Catalog Retail) (a)	1,391
64,876	Cognizant Technology Solutions Corp. (IT Services) (a)	3,715

Shares or Principal Amount (000)	Security Description	Value (000)
	United States (continued)
9,173	Liberty Global PLC LiLAC, Class – A (Media) (a)	$296
12,847	Liberty Global PLC LiLAC, Class – C (Media) (a)	417
31,500	Samsonite International SA (Textiles, Apparel & Luxury Goods)	87
10,695	WABCO Holdings, Inc. (Machinery) (a)	979

		6,885

	Total Common Stocks	927,555

	Preferred Stocks — 0.80%
	Germany — 0.80%
4,908	Bayerische Motoren Werke Aktiengesellschaft – Preferred (Automobiles)	313
17,138	Henkel AG & Co. KGaA – Preferred (Household Products)	2,094
16,310	Porsche Automobil Holding SE – Preferred (Automobiles)	754
50,598	Volkswagen AG – Preferred (Automobiles)	6,127

	Total Preferred Stocks	9,288

	Convertible Bond — 0.01%
	Bermuda — 0.01%
$55	Weatherford International PLC, 5.88%, 7/1/21 (Energy Equipment & Services)	60

	Total Convertible Bond	60

	Time Deposit — 1.25%
14,539	State Street Liquidity Management Control System Eurodollar Time Deposit, 0.01%, 7/1/16	14,539

	Total Time Deposit	14,539

	Mutual Funds — 16.96%
178,000	Dreyfus Treasury Prime Cash Management Fund, 0.16% (c)	178
8,378,000	Federated Treasury Obligations Fund, Institutional Shares, 0.25%^^ (c)	8,378
4,260,243	HC Capital Trust – The Emerging Markets Portfolio, Strategic Shares (d)	64,543
123,789,000	SSgA Treasury Money Market Fund, 0.09% (c)	123,789
1,037,000	SSgA U.S. Treasury Money Market Fund, 0.10% (c)	1,037

	Total Mutual Funds	197,925

	Repurchase Agreement — 0.50%
$5,875	Jefferies LLC, 0.55%, 7/1/16 (Purchased on 6/30/16, proceeds at maturity $5,875,075 collateralized by U.S. Treasury Obligations, 0.27% – 2.24%, 8/15/16 – 11/15/45 fair value $5,992,485)^^	5,875

	Total Repurchase Agreement	5,875

	Total Investments (cost $1,177,344) — 98.99%	1,155,242
	Other assets in excess of liabilities — 1.01%	11,785

	Net Assets — 100.00%	$1,167,027

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Amounts designated as “—” are $0 or have been rounded to $0.

*	Security was fair valued on June 30, 2016 and represents a Level 2 security. Refer to Note 2 in the Notes to Financial Statements.

^	All or part of this security was on loan as of June 30, 2016. The total value of securities on loan as of June 30, 2016, was $14,116 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2016.

(a)	Represents non-income producing security.

(b)

Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(c)	The rate disclosed is the rate in effect on June 30, 2016.

(d)	Represents an affiliated security.

ADR — American Depositary Receipt

FDR — Fiduciary Depositary Receipt

GDR — Global Depositary Receipt

REIT — Real Estate Investment Trust

Investment in a company which was affiliated for the year ending June 30, 2016, was as follows:

Security	Value 6/30/15 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Net Capital and Realized Gain(Loss) (000)	Change in Unrealized Appreciation/ (Depreciation) (000)	Value 6/30/16 (000)	Dividend Income (000)
HC Capital Trust – The Emerging Markets Portfolio, Strategic Shares	$—	$97,168	$(29,399)	$(2,440)	$(786)	$64,543	$2,168

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2016

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager.

The International Equity Portfolio	Artisan Partners LP	Cadence Capital Management, LLC	Capital Guardian Trust Company	Causeway Capital Management LLC	Mellon Capital Management Corporation	Parametric Portfolio Associates, LLC	HC Capital Solutions	Total
Common Stocks	9.99%	50.31%	3.88%	15.29%	—	—	—	79.47%
Preferred Stocks	0.18%	0.09%	—	0.53%	—	—	—	0.80%
Convertible Bond	—	—	0.01%	—	—	—	—	0.01%
Time Deposit	0.67%	—	0.12%	0.46%	—	—	—	1.25%
Mutual Funds	0.06%	0.61%	0.05%	0.02%	0.11%	7.77%	8.34%	16.96%
Repurchase Agreement	0.04%	0.42%	0.03%	0.01%	—	—	—	0.50%
Other Assets (Liabilities)	0.03%	-0.46%	-0.07%	0.11%	—	1.40%	—	1.01%

Total Net Assets	10.97%	50.97%	4.02%	16.42%	0.11%	9.17%	8.34%	100.00%

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2016.

Long/(Short) Futures

Number of Contracts	Futures Contracts Positions^	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
(85)	Euro FX Currency Future	$(11,802)	9/19/16	$326
918	Euro STOXX 50 Future	29,081	9/16/16	1,579
(107)	Japanese Yen Future	(12,983)	9/19/16	(486)
1,356	Mini MSCI EAFE Index Future	109,511	9/16/16	2,047

	Net Unrealized Appreciation/(Depreciation)			$3,466

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks — 90.45%
	Australia — 5.85%
1,157,318	Alumina Ltd. (Metals & Mining)	$1,137
301,140	Amcor Ltd. (Containers & Packaging)	3,385
440,907	AMP Ltd. (Insurance)	1,718
6,915	Ansell Ltd. (Health Care Equipment & Supplies)	95
89,798	Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	934
973,096	Aurizon Holdings Ltd. (Road & Rail)	3,530
434,084	AusNet Services (Electric Utilities)	534
481,843	Australia & New Zealand Banking Group Ltd. (Banks)	8,777
70,202	Bank of Queensland Ltd. (Banks)	560
81,422	Bendigo & Adelaide Bank Ltd. (Banks)	589
1,468,268	BHP Billiton Ltd. (Metals & Mining)	20,458
133,624	BlueScope Steel Ltd. (Metals & Mining)	645
297,314	Commonwealth Bank of Australia (Banks)	16,684
47,655	Computershare Ltd. (IT Services)	329
85,898	CSL Ltd. (Biotechnology)	7,242
238,340	Dexus Property Group (Real Estate Investment Trusts)	1,617
527,781	DUET Group (Multi-Utilities)	990
475,332	Evolution Mining Ltd. (Metals & Mining)	830
508,880	Fortescue Metals Group Ltd. (Metals & Mining)	1,361
570,557	Harvey Norman Holdings Ltd. (Multiline Retail)	1,985
50,302	Iluka Resources Ltd. (Metals & Mining)	248
422,942	Insurance Australia Group Ltd. (Insurance)	1,742
31,115	Macquarie Group Ltd. (Capital Markets)	1,619
72,426	Magellan Financial Group Ltd. (Capital Markets)	1,221
360,400	Metcash Ltd. (Food & Staples Retailing)^(a)	516
1,385,363	Mirvac Group (Real Estate Investment Trusts)	2,106
456,250	National Australia Bank Ltd. (Banks)	8,757
10,495	Newcrest Mining Ltd. (Metals & Mining) (a)	182
200,070	Northern Star Resources, Ltd. (Metals & Mining)	740
179,218	Orica Ltd. (Chemicals)	1,667
802,648	Origin Energy Ltd. (Oil, Gas & Consumable Fuels)	3,506
30,918	Platinum Asset Management Ltd. (Capital Markets)	134
1,802	REA Group Ltd. (Media)	81
228,534	Regis Resources Ltd. (Metals & Mining)	585
231,535	Rio Tinto Ltd. (Metals & Mining)	8,007
135,461	Sandfire Resources NL (Metals & Mining)	539
38,340	Seek Ltd. (Professional Services)	440
681,380	Stockland Trust Group (Real Estate Investment Trusts)	2,415
226,348	Suncorp Group Ltd. (Insurance)	2,075
16,829	Sydney Airport (Transportation Infrastructure)	88
331,771	TABCORB Holdings Ltd. (Hotels, Restaurants & Leisure)	1,142
1,281,444	Telstra Corp. Ltd. (Diversified Telecommunication Services)	5,355

Shares	Security Description	Value (000)
	Australia (continued)
952,265	Vicinity Centres (Real Estate Investment Trusts)	$2,375
393,961	Westfield Corp. (Real Estate Investment Trusts)	3,164
549,474	Westpac Banking Corp. (Banks)	12,182
350,590	Woodside Petroleum Ltd. (Oil, Gas & Consumable Fuels)	7,107
639,329	Woolworths Ltd. (Food & Staples Retailing)	10,053

		151,446

	Austria — 0.04%
5,366	ANDRITZ AG (Machinery)	254
20,990	OMV AG (Oil, Gas & Consumable Fuels)	591
865	Vienna Insurance Group AG (Insurance)	16
7,934	Voestalpine AG (Metals & Mining)	267

		1,128

	Belgium — 0.98%
22,196	Ageas (Insurance)	771
116,012	Anheuser-Busch InBev NV (Beverages)	15,339
27,499	Belgacom SA (Diversified Telecommunication Services)	874
7,029	Groupe Bruxelles Lambert SA (Diversified Financial Services)	576
40,284	KBC Groep NV (Banks) (a)	1,981
17,941	Ontex Group NV (Personal Products)	566
17,707	Solvay SA (Chemicals)	1,654
46,729	Telenet Group Holding NV (Media) (a)	2,136
18,685	UCB SA (Pharmaceuticals)	1,403

		25,300

	Bermuda — 0.06%
102,300	Alibaba Health Information Technology Ltd. (Diversified Telecommunication Services) (a)	76
128,000	Beijing Enterprises Water Group Ltd. (Water Utilities)^	78
18,200	Golar LNG Ltd. (Oil, Gas & Consumable Fuels)	282
94,000	Kunlun Energy Co. Ltd. (Oil, Gas & Consumable Fuels)	78
55,000	Nine Dragons Paper Holdings Ltd. (Paper & Forest Products)	42
30,293	Seadrill Ltd. (Energy Equipment & Services)^ (a)	98
200,500	Yue Yuen Industrial Holdings Ltd. (Textiles, Apparel & Luxury Goods)	794

		1,448

	Brazil — 0.29%
6,000	AES Tiete Energia SA (Independent Power and Renewable Electricity Providers)	28
146,000	Ambev SA (Beverages)	866
47,432	Banco Bradesco SA, ADR (Banks)	370
25,982	Banco Bradesco SA (Banks)	219
26,600	Banco do Brasil SA (Banks)	141
14,300	Banco Santander Brasil SA (Banks)	81
22,000	BB Seguridade Participacoes SA (Insurance)	192
54,400	BM&FBOVESPA SA (Diversified Financial Services)	302

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Brazil (continued)
16,070	BR Malls Participacoes SA (Real Estate Management & Development) (a)	$64
18,900	BRF SA (Food Products)	264
26,600	CCR SA (Transportation Infrastructure)	139
6,609	CETIP SA (Capital Markets)	90
10,100	Cia de Saneamento Basico do Estado de Sao Paulo (Water Utilities)	91
31,232	Cielo SA (IT Services)	328
4,500	Companhia Brasileira de Destribuicao Grupo PAO de (Food & Staples Retailing)	65
21,700	Companhia Siderurgica Nacional SA (CSN) (Metals & Mining) (a)	53
37,900	Companhia Vale do Rio Doce, ADR (Metals & Mining)	152
3,600	Cosan SA Industria e Comercio (Oil, Gas & Consumable Fuels)	37
6,907	CPFL Energia SA (Electric Utilities)	44
10,061	Duratex SA (Paper & Forest Products)	27
6,930	EDP – Energias do Brasil SA (Electric Utilities)	29
21,000	Embraer SA (Aerospace & Defense)	114
6,400	Equatorial Energia SA (Electric Utilities)	97
7,100	Fibria Celulose SA (Paper & Forest Products)	47
43,000	Hypermarcas SA (Personal Products)	311
36,320	Itau Unibanco Holding SA, ADR (Banks)	343
89,689	Itau Unibanco Holding SA (Banks)	845
21,000	JBS SA (Food Products)	65
16,300	Klabin SA (Containers & Packaging)	78
42,688	Kroton Educacional SA (Diversified Consumer Services)	180
5,000	Localiza Rent A Car SA (Road & Rail)	54
8,310	Lojas Americanas SA (Multiline Retail)	29
19,600	Lojas Renner SA (Multiline Retail)	145
1,200	M. Dias Branco SA (Food Products)	39
2,700	Multiplan Empreendimentos Imobiliarios SA (Real Estate Management & Development)	51
4,100	Natura Cosmeticos SA (Personal Products)	33
9,000	OdontoPrev SA (Health Care Providers & Services)	37
93,200	Petroleo Brasileiro SA (Oil, Gas & Consumable Fuels) (a)	333
3,900	Porto Seguro SA (Insurance)	32
7,400	Qualicorp SA (Health Care Providers & Services)	43
7,200	Raia Drogasil SA (Food & Staples Retailing)	143
25,600	Rumo Logistica Operadora Multimodal SA (Road & Rail) (a)	39
5,200	Sul America SA (Insurance)	25
23,000	Tim Participacoes SA (Wireless Telecommunication Services)	48
3,800	Totvs SA (Software)	36
4,300	Tractebel Energia SA (Independent Power and Renewable Electricity Producers)	51
3,100	Transmissora Alianca de Energia Eletrica SA (Electric Utilities)	19
11,100	Ultrapar Participacoes SA (Oil, Gas & Consumable Fuels)	245
38,200	Vale SA, ADR (Metals & Mining)	193
41,000	Vale SA (Metals & Mining)	207

Shares	Security Description	Value (000)
	Brazil (continued)
16,420	WEG SA (Machinery)	$70

		7,534

	Canada — 0.21%
7,000	Alimentation Couche-Tard, Inc., Class – B (Food & Staples Retailing)	301
2,700	Canadian National Railway Co. (Road & Rail)	159
27,077	Canadian Pacific Railway Ltd. (Road & Rail)	3,487
6,900	Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)	95
38,700	Centerra Gold, Inc. (Metals & Mining)	231
9,000	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	382
85,339	First Quantum Minerals Ltd. (Metals & Mining)^ (b)	599
14,100	Labrador Iron Ore Royalty Corp. (Metals & Mining)	135
8,400	Potash Corp. of Saskatchewan, Inc. (Chemicals)	137

		5,526

	Cayman Islands — 0.08%
23,000	AAC Technologies Holdings, Inc. (Electronic Equipment, Instruments & Components)	197
33,000	Anta Sports Products Ltd. (Textiles, Apparel & Luxury Goods)	67
33,904	Chailease Holding Co. Ltd. (Diversified Financial Services) (a)	55
125,900	China Huishan Dairy Holdings Co. Ltd. (Food Products)	51
85,000	China Mengniu Dairy Co. Ltd. (Food Products)	149
21,076	Ctrip.com International, ADR (Internet & Catalog Retail) (a)	868
442,000	GCL-Poly Energy Holdings Ltd. (Semiconductors & Semiconductor Equipment)^	58
175,000	Geely Automobile Holdings Ltd. (Automobiles)	95
22,000	Kingsoft Corp. Ltd. (Software)	43
4,174	New Oriental Education & Technology Group, Inc., ADR (Diversified Consumer Services)	175
888,000	Semiconductor Manufacturing International Corp. (Semiconductors & Semiconductor Equipment) (a)	72
17,000	Shenzhou International Group Holdings Ltd. (Textiles, Apparel & Luxury Goods)	82
63,500	Stella International Holdings Ltd. (Textiles, Apparel & Luxury Goods)^	112
862	YY, Inc., ADR (Internet Software & Services) (a)	29
10,000	Zhen Ding Technology Holding Ltd. (Electronic Equipment, Instruments & Components)	18

		2,071

	Chile — 0.05%
59,337	AES Gener SA (Independent Power and Renewable Electricity Producers)	29
84,497	Aguas Andinas SA, Class – A (Water Utilities)	49
702,361	Banco de Chile SA (Banks)	75
1,125	Banco de Credito e Inversiones SA (Banks)	49
1,980,482	Banco Santander Chile (Banks)	96
38,587	Cencosud SA (Food & Staples Retailing)	110
263,282	Colbun SA (Independent Power and Renewable Electricity Producers)	64

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Chile (continued)
4,988	Compania Cervecerias Unidas SA (Beverages)	$58
100,319	Empresa Nacional de Electricidad SA (Independent Power and Renewable Electricity Producers)	93
3,935	Empresa Nacional de Telecomunicaciones SA (Wireless Telecommunication Services) (a)	36
37,040	Empresas CMPC SA (Paper & Forest Products)	77
13,909	Empresas Copec SA (Oil, Gas & Consumable Fuels)	122
100,319	Endesa Americas SA (Electric Utilities)	46
612,295	Enersis Chile SA (Electric Utilities)	72
612,295	Enersis SA (Electric Utilities)	105
4,997,964	Itau CorpBanca (Banks) (a)	42
10,153	LATAM Airlines Group SA (Airlines) (a)	67
15,013	S.A.C.I. Falabella (Multiline Retail)	114

		1,304

	China — 1.74%
31,000	3SBio, Inc. (Biotechnology) (a)	32
2,355	58.com, Inc., ADR (Internet Software & Services) (a)	108
739,000	Agricultural Bank of China Ltd., H Shares (Banks)	272
62,000	Air China Ltd. (Airlines)	43
134,000	Aluminum Corp. of China Ltd., H Shares (Metals & Mining)^(a)	42
37,000	Anhui Conch Cement Co. Ltd., H Shares (Construction Materials)	90
67,000	AviChina Industry & Technology Co. Ltd., H Shares (Aerospace & Defense)	47
46,644	Baidu, Inc., ADR (Internet Software & Services) (a)	7,703
2,456,000	Bank of China Ltd., H Shares (Banks)	987
275,000	Bank of Communications Co. Ltd., H Shares (Banks)	175
50,000	Beijing Capital International Airport Co. Ltd., H Shares (Transportation Infrastructure)	54
92,000	Brilliance China Automotive Holdings Ltd. (Automobiles)	95
20,500	Byd Co. Ltd., H Shares (Automobiles)^ (a)	124
332,000	CGN Power Co. Ltd., H Shares (Independent Power and Renewable Electricity Producers)	94
258,000	China Cinda Asset Management Co. Ltd., H Shares (Capital Markets)	87
274,000	China CITIC Bank Corp. Ltd., H Shares (Banks)	168
64,000	China Coal Energy Co. Ltd., H Shares (Oil, Gas & Consumable Fuels) (a)	34
139,000	China Communications Construction Co. Ltd. (Construction & Engineering)	151
80,000	China Communications Services Corp. Ltd., H Shares (Diversified Telecommunication Services)	42
40,000	China Conch Venture Holdings Ltd. (Machinery)	80
2,605,000	China Construction Bank Corp., H Shares (Banks)	1,736
89,500	China COSCO Holdings Co. Ltd., H Shares (Marine)^ (a)	31

Shares	Security Description	Value (000)
	China (continued)
87,900	China Everbright Bank Co. Ltd., H Shares (Banks) (a)	$40
92,500	China Galaxy Securities Co., H Shares (Capital Markets)	83
230,000	China Life Insurance Co. Ltd., H Shares (Insurance)	496
108,000	China Longyuan Power Group Corp. (Independent Power and Renewable Electricity Producers)	90
36,000	China Medical System Holdings Ltd. (Pharmaceuticals)	55
121,500	China Merchants Bank Co. Ltd., H Shares (Banks)	274
185,500	China Minsheng Banking Corp. Ltd., H Shares (Banks)	180
883,482	China Mobile Ltd. (Wireless Telecommunication Services)	10,208
96,000	China National Building Material Co. Ltd., H Shares (Construction Materials)	42
60,000	China Oilfield Services Ltd., H Shares (Energy Equipment & Services)	47
157,400	China Pacific Insurance Group Co. Ltd. (Insurance)	533
794,000	China Petroleum & Chemical Corp., H Shares (Oil, Gas & Consumable Fuels)	574
107,000	China Power International Development Ltd. (Independent Power and Renewable Electricity Producers)	39
57,000	China Railway Construction Corp. Ltd., H Shares (Construction & Engineering) (a)	72
121,000	China Railway Group Ltd., H Shares (Construction & Engineering) (a)	91
85,333	China Resources Land Ltd. (Real Estate Management & Development)	202
56,000	China Resources Power Holdings Co. Ltd. (Independent Power and Renewable Electricity Producers)	84
100,500	China Shenhua Energy Co. Ltd., H Shares (Oil, Gas & Consumable Fuels)	187
94,000	China Shipping Container Lines Co. Ltd., H Shares (Marine) (a)	20
60,000	China Southern Airlines Co. Ltd., H Shares (Airlines)	34
422,000	China Telecom Corp. Ltd. (Diversified Telecommunication Services)	190
39,100	China Vanke Co. Ltd., H Shares (Real Estate Management & Development)	77
28,700	Chongqing Changan Automobile Co. Ltd., Class – A (Automobiles)	40
84,000	Chongqing Rural Commercial Bank Co. Ltd., H Shares (Banks)	43
68,000	CITIC Securities Co. Ltd., H Shares (Capital Markets)	151
5,126,771	CNOOC Ltd. (Oil, Gas & Consumable Fuels)	6,399
46,000	Cosco Pacific Ltd. (Transportation Infrastructure)	46
162,000	Country Garden Holdings Co. (Real Estate Management & Development)	69
125,000	CSR Corp. Ltd., H Shares (Machinery)	112
19,626	Dalian Wanda Commercial Properties Co. Ltd., Class – H (Real Estate Management & Development)	121

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	China (continued)
82,000	Dongfeng Motor Group Co. Ltd., H Shares (Automobiles)	$86
24,000	ENN Energy Holdings Ltd. (Gas Utilities)	119
43,900	GF Securities Co. Ltd., Class – H (Capital Markets)	101
397,000	GOME Electrical Appliances Holding Ltd. (Specialty Retail)	47
103,500	Great Wall Motor Co. Ltd., H Shares (Automobiles)	87
72,000	Guangzhou Automobile Group Co. Ltd., H Shares (Automobiles)	86
22,000	Haitian International Holdings Ltd. (Machinery)	39
95,200	Haitong Securities Co. Ltd., H Shares (Capital Markets)	163
54,000	Huadian Power International Corp. Ltd., H Shares (Independent Power and Renewable Electricity Producers)	26
130,000	Huaneng Power International, Inc., H Shares (Independent Power and Renewable Electricity Producers)	81
112,000	Huaneng Renewables Corp. Ltd., Class – H (Independent Power and Renewable Electricity Producers)	37
46,800	Huatai Securities Co. Ltd., Class – H (Capital Markets)	101
2,284,000	Industrial & Commercial Bank of China Ltd., H Shares (Banks)	1,274
6,500	Jardine Matheson Holdings Ltd. (Industrial Conglomerates)	380
5,800	JD.com, Inc., ADR (Internet & Catalog Retail) (a)	123
21,300	JD.com, Inc., ADR (Internet & Catalog Retail) (a)	452
42,000	Jiangsu Expressway Co. Ltd., H Shares (Transportation Infrastructure)	59
36,000	Jiangxi Copper Co. Ltd., H Shares (Metals & Mining)	40
49,000	Longfor Properties (Real Estate Management & Development)	64
44,300	Luye Pharma Group Ltd. (Pharmaceuticals)^(a)	27
2,433	NetEase, Inc., ADR (Internet Software & Services)	470
23,300	New China Life Insurance Co. Ltd., H Shares (Insurance)	83
219,000	People’s Insurance Co., H Shares (Insurance)	84
658,000	PetroChina, H Shares (Oil, Gas & Consumable Fuels)	454
312,260	PICC Property & Casualty Co. Ltd., H Shares (Insurance)	492
224,000	Ping An Insurance Group Co. of China (Insurance)	994
2,787	Qihoo 360 Technology Co. Ltd., ADR (Internet Software & Services) (a)	204
4,400	Qinqin Foodstuffs Group (Cayman) Co. Ltd. (Food Products)* (a)	6
1,100	Qunar Cayman Islands Ltd., ADR (Internet & Catalog Retail) (a)	33
44,000	Shandong Weigao Group Medical Polymer Co. Ltd. (Health Care Equipment & Supplies)	25

Shares	Security Description	Value (000)
	China (continued)
94,000	Shanghai Electric Group Co. Ltd., H Shares (Electrical Equipment) (a)	$40
49,500	Shanghai Fosun Pharmaceutical (Group) Co. Ltd., H Shares (Pharmaceuticals)	122
16,000	Shanghai Industrial Holdings Ltd. (Industrial Conglomerates)	36
30,960	Shanghai Lujiazue Finance & Trade Zone Development Co. Ltd. (Real Estate Management & Development)	48
23,100	Shanghai Pharmaceuticals Holding Co. Ltd., H Shares (Health Care Providers & Services) (a)	51
37,500	Shimao Property Holdings Ltd. (Real Estate Management & Development)	48
122,000	Shui On Land Ltd. (Real Estate Management & Development)	31
42,000	Sinopec Engineering Group Co. Ltd., H Shares (Construction & Engineering)	38
116,000	Sinopec Shanghai Petrochemical Co. Ltd., H Shares (Chemicals)	53
37,200	Sinopharm Group Co. (Health Care Providers & Services)	179
55,000	Sinotrans Ltd., H Shares (Air Freight & Logistics)	25
70,500	Soho China Ltd. (Real Estate Management & Development)	34
8,613	SouFun Holdings Ltd., ADR (Internet Software & Services) (a)	43
67,500	Sun Art Retail Group Ltd. (Food & Staples Retailing)	47
63,000	Sunac China Holdings Ltd. (Real Estate Management & Development)	39
143,000	Sunny Optical Technology Group Co. Ltd. (Electronic Equipment, Instruments & Components)	504
1,345	TAL Education Group, ADR (Diversified Consumer Services) (a)	83
174,100	Tencent Holdings Ltd. (Internet Software & Services)	3,994
29,000	Travelsky Technology Ltd., Class – H (IT Services)	56
8,000	Tsingtao Brewery Co. Ltd. (Beverages)	28
12,533	Vipshop Holdings Ltd., ADR (Internet & Catalog Retail) (a)	140
171,000	Want Want China Holdings Ltd. (Food Products)	121
33,000	Weichai Power Co. Ltd. (Machinery)	34
62,000	Yanzhou Coal Mining Co., H Shares (Oil, Gas & Consumable Fuels)^	40
36,000	Zhejiang Expressway Co. Ltd., H Shares (Transportation Infrastructure)	34
17,500	Zhuzhou CSR Times Electric Co. Ltd. (Electrical Equipment)	97
156,000	Zijin Mining Group Co. Ltd., H Shares (Metals & Mining)	53
25,080	ZTE Corp., H Shares (Communications Equipment)	32

		45,081

	Colombia — 0.01%
13,969	Cementos Argos SA (Construction Materials)	57
2,826	Corporacion Financiera Colombiana SA (Diversified Financial Services)	37

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Colombia (continued)
163,751	Ecopetrol SA (Oil, Gas & Consumable Fuels) (a)	$78
8,053	Grupo Argos SA (Construction Materials)	51
7,937	Grupo de Inversiones Suramericana (Diversified Financial Services)	104
11,804	Interconexion Electrica SA (Electric Utilities)	36

		363

	Czech Republic — 0.02%
20,600	AVG Technologies NV (Software) (a)	392
4,772	CEZ A/S (Electric Utilities)	81
2,244	Komercni Banka A/S (Banks)	84
2,331	O2 Czech Republic A/S (Diversified Telecommunication Services)	21

		578

	Denmark — 1.65%
1,560	A.P. Moller – Maersk A/S, Class – A (Marine)	1,966
4,981	A.P. Moller – Maersk A/S, Class – B (Marine)	6,507
5,364	Carlsberg A/S, Class – B (Beverages)	512
162,284	Danske Bank A/S (Banks)	4,272
6,124	Genmab A/S (Biotechnology) (a)	1,117
109,895	ISS A/S (Commercial Services & Supplies) (b)	4,134
390,996	Novo Nordisk A/S, Class – B (Pharmaceuticals)	21,059
351,663	TDC A/S (Diversified Telecommunication Services)	1,724
23,067	Tryg A/S (Insurance)	413
16,440	Vestas Wind Systems A/S (Electrical Equipment)	1,118

		42,822

	Egypt — 0.01%
31,450	Commercial International Bank Egypt SAE (Banks)	142
90,204	Orascom Telecom Holding SAE (Wireless Telecommunication Services) (a)	32
33,747	Talaat Moustafa Group (Real Estate Management & Development)	19

		193

	Faroe Islands — 0.04%
29,806	Bakkafrost P/F (Food Products)	1,125

	Finland — 0.70%
23,847	Elisa Oyj (Diversified Telecommunication Services)	916
69,175	Fortum Oyj (Electric Utilities)	1,111
115,776	Kone Oyj (Machinery)	5,343
38,296	Metso Oyj (Machinery)	901
37,432	Nokian Renkaat Oyj (Auto Components)	1,341
33,122	Orion Oyj, Class – B (Pharmaceuticals)	1,286
64,425	Sampo Oyj, Class – A (Insurance)	2,634
177,265	Stora Enso Oyj, R Shares (Paper & Forest Products)	1,425
172,025	UPM-Kymmene Oyj (Paper & Forest Products)	3,160

		18,117

	France — 7.29%
365,416	AXA SA (Insurance)	7,224
288,551	BNP Paribas (Banks)	12,652
83,221	Bouygues SA (Construction & Engineering)	2,384

Shares	Security Description	Value (000)
	France (continued)
23,090	Casino Guichard-Perrachon SA (Food & Staples Retailing)	$1,282
58,780	CNP Assurances (Insurance)	867
154,197	Compagnie de Saint-Gobain (Building Products)	5,844
132,540	Credit Agricole SA (Banks)	1,114
86,338	Danone SA (Food Products)	6,041
75,262	Edenred (Commercial Services & Supplies)	1,541
28,922	Elis SA (Commercial Services & Supplies)	506
661,209	ENGIE (Multi-Utilities)	10,616
59,692	Eutelsat Communications (Media)	1,127
13,753	Faurecia (Auto Components)	437
5,119	Fonciere des Regions (Real Estate Investment Trusts)	452
6,308	Gecina SA (Real Estate Investment Trusts)	854
212	Hermes International (Textiles, Apparel & Luxury Goods)	79
6,491	Icade (Real Estate Investment Trusts)	456
5,107	JC Decaux SA (Media)	172
34,661	Klepierre (Real Estate Investment Trusts)	1,529
44,526	Lagardere SCA (Media)	968
82,914	Legrand SA (Electrical Equipment)	4,244
13,759	L’Oreal SA (Personal Products)	2,634
12,798	LVMH Moet Hennessy Louis Vuitton SA (Textiles, Apparel & Luxury Goods)	1,929
121,634	Natixism SA (Banks)	458
21,075	Numericable – SFR (Media)	527
530,193	Orange (Diversified Telecommunication Services) (b)	8,620
28,854	Pernod Ricard SA (Beverages)	3,194
34,710	Peugeot SA (Automobiles) (a)	416
3,643	Renault SA (Automobiles)	275
95,611	Rexel SA (Trading Companies & Distributors) (a)	1,202
14,140	Rubis SA (Gas Utilities)	1,081
11,851	Safran SA (Aerospace & Defense)	798
334,177	Sanofi-Aventis (Pharmaceuticals)	27,760
309,900	Schneider Electric SA (Electrical Equipment)	18,077
18,049	SCOR SE (Insurance)	534
172,657	Societe Generale (Banks)	5,401
52,675	Suez Environnement Co. (Multi-Utilities)	821
36,368	Technip SA (Energy Equipment & Services)	1,968
669,197	Total SA (Oil, Gas & Consumable Fuels)^	32,088
15,133	UbiSoft Entertainment SA (Software) (a)	551
17,519	Unibail-Rodamco SE (Real Estate Investment Trusts)^	4,532
50,982	Valeo SA (Auto Components)	2,263
74,299	Veolia Environnement (Multi-Utilities)	1,604
383,361	Vivendi (Media)	7,171
194,417	Zodiac Aerospace (Aerospace & Defense)	4,535

		188,828

	Germany — 6.76%
68,350	Allianz SE (Insurance)	9,749
12,779	Axel Springer AG (Media)	671
278,792	BASF SE (Chemicals)	21,375
96,029	Bayer AG (Pharmaceuticals)	9,643
94,662	Bayerische Motoren Werke AG (Automobiles)	6,888

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Germany (continued)
41,962	Beiersdorf AG (Personal Products)	$3,972
4,535	Brenntag AG (Trading Companies & Distributors)	220
11,677	Continental AG (Auto Components)	2,209
263,345	Daimler AG, Registered Shares (Automobiles)	15,756
80,012	Deutsche Boerse AG (Diversified Financial Services)	6,572
63,883	Deutsche Lufthansa AG, Registered Shares (Airlines)	751
278,912	Deutsche Post AG (Air Freight & Logistics)	7,857
459,188	Deutsche Telekom AG (Diversified Telecommunication Services)	7,829
25,491	Deutsche Wohnen AG (Real Estate Management & Development)	868
256,005	E.ON AG (Multi-Utilities)	2,584
5,719	ElringKlinger AG (Auto Components)^	113
39,265	Evonik Industries AG (Chemicals)	1,170
6,997	Freenet AG (Wireless Telecommunication Services)	180
8,047	GEA Group AG (Machinery)	380
10,567	Hannover Rueckversicherung AG (Insurance)	1,107
19,052	Hugo Boss AG (Textiles, Apparel & Luxury Goods)	1,083
11,870	Lanxess AG (Chemicals)	521
85,074	Linde AG (Chemicals)	11,852
9,998	MAN SE (Machinery)	1,020
45,167	Metro AG (Food & Staples Retailing)	1,389
2,705	MTU Aero Engines Holding AG (Aerospace & Defense)	253
28,494	Muenchener Rueckversicherungs-Gesellschaft AG (Insurance)	4,778
135,443	ProSiebenSat.1 Media AG (Media) (a)	5,924
7,018	Rheinmetall AG (Industrial Conglomerates)	417
297,946	SAP SE (Software)	22,374
174,277	Siemens AG (Industrial Conglomerates)	17,882
20,598	TAG Immobilien AG (Real Estate Management & Development)	270
96,917	Telefonica Deutschland Holding AG (Diversified Telecommunication Services)	399
10,977	United Internet AG (Internet Software & Services)	456
86,327	Vonovia SE (Real Estate Management & Development)	3,152
80,606	Wirecard AG (IT Services)^	3,550

		175,214

	Greece — 0.02%
43,845	Alpha Bank SA (Banks) (a)	83
58,469	Eurobank Ergasias SA (Banks) (a)	37
1,023	Folli Follie SA (Specialty Retail)	19
7,038	Hellenic Telecommunication Organization SA (Diversified Telecommunication Services)	64
3,369	JUMBO SA (Specialty Retail) (a)	44
173,526	National Bank of Greece SA (Banks) (a)	38
5,971	Opap SA (Hotels, Restaurants & Leisure)	42
206,797	Piraeus Bank SA (Banks) (a)	39
1,481	Titan Cement Co. SA (Construction Materials)	30

		396

Shares	Security Description	Value (000)
	Hong Kong — 2.71%
1,239,718	AIA Group Ltd. (Insurance) (b)	$7,455
34,000	Alibaba Group Holding Ltd., ADR (Internet Software & Services) (a)	2,704
338,000	Alibaba Pictures Group Ltd. (Media)^ (a)	79
82,100	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	590
15,000	Beijing Enterprises Holdings Ltd. (Industrial Conglomerates)	85
199,000	Belle International Holdings Ltd. (Textiles, Apparel & Luxury Goods)	117
500,505	BOC Hong Kong (Holdings) Ltd. (Banks)	1,508
378,000	Cathay Pacific Airways Ltd. (Airlines)	555
251,000	China Everbright International Ltd. (Commercial Services & Supplies)	281
26,000	China Everbright Ltd. (Capital Markets)	50
50,000	China Gas Holdings Ltd. (Gas Utilities) ^	77
675,459	China Merchants Holdings (International) Co. Ltd. (Transportation Infrastructure)	1,808
122,000	China Overseas Land & Investment Ltd. (Real Estate Management & Development)	389
40,000	China Resources Enterprises Ltd. (Beverages)	87
26,000	China Resources Gas Group Ltd. (Gas Utilities)	79
52,000	China State Construction International Holdings Ltd. (Construction & Engineering)	69
50,400	China Taiping Insurance Holdings Co. Ltd. (Insurance) (a)	95
180,000	China Unicom (Hong Kong) Ltd. (Diversified Telecommunication Services)	188
131,000	CITIC Pacific Ltd. (Industrial Conglomerates)	192
858,500	Ck Hutchison Holdings Ltd. (Industrial Conglomerates)	9,445
334,419	CLP Holdings Ltd. (Electric Utilities)	3,416
124,000	CSPC Pharmaceutical Group Ltd. (Pharmaceuticals)	111
127,000	Evergrande Real Estate Group Ltd. (Real Estate Management & Development)^	78
60,000	Far East Horizon Ltd. (Diversified Financial Services)	47
242,000	First Pacific Co. Ltd. (Diversified Financial Services)	176
83,056	Fosun International Ltd. (Industrial Conglomerates)	108
108,000	Franshion Properties China Ltd. (Real Estate Management & Development)	31
86,000	Guangdong Investment Ltd. (Water Utilities)	131
25,200	Guangzhou R&F Properties Co. Ltd., H Shares (Real Estate Management & Development)	32
41,000	Haier Electronics Group Co. Ltd. (Household Durables)	63
588,000	Hanergy Thin Film Power Group Ltd. (Semiconductors & Semiconductor Equipment)*(a)	—
633,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	1,279
101,709	Hang Seng Bank Ltd. (Banks)	1,744
224,400	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	1,268
22,000	Hengan International Group Co. Ltd. (Personal Products)^	184

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Hong Kong (continued)
530,877	HK Electric Investments Ltd. (Electric Utilities)	$495
691,180	HKT Trust & HKT Ltd. (Diversified Telecommunication Services)	996
141,000	Hysan Development Co. (Real Estate Management & Development)	629
197,000	Kerry Properties Ltd. (Real Estate Management & Development)	488
226,000	Lenovo Group Ltd. (Technology Hardware, Storage & Peripherals)^	137
2,938,000	Li & Fung Ltd. (Textiles, Apparel & Luxury Goods)	1,425
1,270,000	New World Development Co. Ltd. (Real Estate Management & Development)	1,293
2,565,000	PCCW Ltd. (Diversified Telecommunication Services)	1,723
280,538	Power Assets Holdings Ltd. (Electric Utilities)	2,580
137,000	Sino Biopharmaceutiical Ltd. (Pharmaceuticals)	90
693,839	Sino Land Co. Ltd. (Real Estate Management & Development)	1,142
85,500	Sino-Ocean Land Holdings Ltd. (Real Estate Management & Development)	37
443,040	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	5,347
181,326	Swire Pacific Ltd., Class – A (Real Estate Management & Development)	2,049
244,400	Swire Properties Ltd. (Real Estate Management & Development)	651
166,141	The Bank of East Asia Ltd. (Banks)^	643
717,618	The Link Real Estate Investment Trust (Real Estate Investment Trusts)	4,907
1,066,000	The Wharf (Holdings) Ltd. (Real Estate Management & Development)	6,507
56,000	Tingyi (Cayman Islands) Holding Corp. (Food Products)	53
1,938,000	WH Group, Ltd. (Food Products)	1,535
451,000	Wheelock & Co. Ltd. (Real Estate Management & Development)	2,119
57,000	Wynn Macau Ltd. (Hotels, Restaurants & Leisure)	83
125,250	Xinyi Automobile Glass Hong Kong Enterprise Ltd. (Auto Components)* (a)	44
1,002,000	Xinyi Glass Holdings Ltd. (Auto Components)	741

		70,235

	Hungary — 0.01%
1,193	MOL Hungarian Oil & Gas PLC (Oil, Gas & Consumable Fuels)	69
7,465	OTP Bank Nyrt PLC (Banks)	167
4,113	Richter Gedeon Nyrt (Pharmaceuticals)	82

		318

	Indonesia — 0.12%
457,700	PT Adaro Energy Tbk (Oil, Gas & Consumable Fuels)	30
57,700	PT AKR Corporindo Tbk (Trading Companies & Distributors)	28
645,500	PT Astra International Tbk (Automobiles)	364

Shares	Security Description	Value (000)
	Indonesia (continued)
381,700	PT Bank Central Asia Tbk (Banks)	$388
115,200	PT Bank Danamon Indonesia Tbk (Banks)	31
294,700	PT Bank Mandiri Tbk (Banks)	213
219,300	PT Bank Negara Indonesia Persero Tbk (Banks)	87
343,000	PT Bank Rakyat Indonesia Persero Tbk (Banks)	282
249,800	PT Bumi Serpong Damai Tbk (Real Estate Management & Development)	40
208,000	PT Charoen Pokphand Indonesia Tbk (Food Products)	60
243,500	PT Global MediaCom Tbk (Media)	18
14,000	PT Gudang Garam Tbk (Tobacco)	73
267,500	PT Hanjaya Mandala Sampoerna Tbk (Tobacco)	77
41,800	PT Indocement Tunggal Prakarsa Tbk (Construction Materials)	54
39,500	PT Indofood CBP Sukses Makmur Tbk (Food Products)	52
146,700	PT Indofood Sukses Makmur Tbk (Food Products)	80
68,300	PT Jasa Marga Persero Tbk (Transportation Infrastructure)	27
584,700	PT Kalbe Farma Tbk (Pharmaceuticals)	68
495,300	PT Lippo Karawaci Tbk (Real Estate Management & Development)	43
78,100	PT Matahari Department Store Tbk (Multiline Retail)	119
140,000	PT Media Nusantara Citra Tbk (Media)	23
365,700	PT Perusahaan Gas Negara Tbk (Gas Utilities)	65
86,300	PT Semen Gresik (Persero) Tbk (Construction Materials)	61
346,500	PT Summarecon Agung Tbk (Real Estate Management & Development)	48
180,000	PT Surya Citra Media Tbk (Media)	46
1,572,500	PT Telekomunikasi Indonesia Persero Tbk (Diversified Telecommunication Services)	479
64,300	PT Tower Bersama Infrastructure Tbk (Wireless Telecommunication Services)	32
46,900	PT Unilever Indonesia Tbk (Household Products)	160
45,200	PT United Tractors Tbk (Machinery)	51
168,200	PT Waskita Karya Persero Tbk (Construction & Engineering)	33
97,600	PT XL Axiata Tbk (Wireless Telecommunication Services) (a)	27

		3,159

	Ireland (Republic of) — 0.95%
2,900	Allegion PLC (Building Products)	201
1,025,825	Bank of Ireland (Banks) (a)	211
158,086	CRH PLC (Construction Materials)	4,606
227,565	Experian PLC (Professional Services)	4,317
146,980	Medtronic PLC (Health Care Equipment & Supplies)	12,753
29,962	Ryanair Holdings PLC, ADR (Airlines)	2,084
15,477	Smurfit Kappa Group PLC (Containers & Packaging)	341

		24,513

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Israel — 0.40%
177,359	Bank Hapoalim B.M. (Banks)	$894
123,979	Bank Leumi Le-Israel (Banks) (a)	435
552,919	Bezeq The Israeli Telecommunication Corp. Ltd. (Diversified Telecommunication Services)	1,096
256,737	Israel Chemicals Ltd. (Chemicals) ^	1,001
135,005	Teva Pharmaceutical Industries Ltd. (Pharmaceuticals)	6,834

		10,260

	Italy — 0.72%
109,537	Assicurazioni Generali SpA (Insurance)	1,292
83,396	Atlantia SpA (Transportation Infrastructure)	2,083
962,489	Enel SpA (Electric Utilities)	4,272
483,832	Eni SpA (Oil, Gas & Consumable Fuels)	7,793
79,928	Intesa Sanpaolo SpA (Banks)	143
18,821	Mediobanca S.p.A. (Capital Markets)	108
192,841	Snam Rete Gas SpA (Gas Utilities)	1,153
533,488	Telecom Italia SpA (Diversified Telecommunication Services)	343
136,919	Terna – Rete Elettrica Nationale SpA (Electric Utilities)	762
312,486	UniCredit SpA (Banks)	687

		18,636

	Japan — 19.04%
13,900	Aeon Credit Service Co. Ltd. (Consumer Finance)	301
58,332	Aisin Seiki Co. Ltd. (Auto Components)	2,376
109,000	Amada Holdings Co. Ltd. (Machinery)	1,107
132,000	Aozora Bank Ltd. (Banks)	458
338,575	Asahi Glass Co. Ltd. (Building Products)^	1,838
700	ASAHI INTECC Co. Ltd. (Health Care Equipment & Supplies)	34
450,000	Asahi Kasei Corp. (Chemicals)	3,132
25,049	Benesse Holdings, Inc. (Diversified Consumer Services)	588
222,300	Bridgestone Corp. (Auto Components)^	7,145
72,500	Brother Industries Ltd. (Technology Hardware, Storage & Peripherals)	778
11,200	CALBEE, Inc. (Food Products)	469
409,067	Canon, Inc. (Technology Hardware, Storage & Peripherals)^	11,680
8,600	Central Japan Railway Co. (Road & Rail)	1,530
84,800	Chubu Electric Power Co., Inc. (Electric Utilities)	1,207
191,079	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	2,130
66,712	Daihatsu Motor Co. Ltd. (Automobiles)	869
227,091	Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	5,518
31,567	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	5,125
102,000	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	2,996
128,000	Daiwa Securities Group, Inc. (Capital Markets)	674
162,600	Denso Corp. (Auto Components)	5,722
93,800	East Japan Railway Co. (Road & Rail)	8,693
92,771	Eisai Co. Ltd. (Pharmaceuticals)	5,181
23,400	Electric Power Development Co. Ltd. (Independent Power and Renewable Electricity Producers)	545

Shares	Security Description	Value (000)
	Japan (continued)
68,400	Fanuc Ltd. (Machinery)	$11,127
24,300	Foster Electric Co. Ltd. (Household Durables)	385
187,000	Fuji Electric Co. Ltd. (Electrical Equipment)	779
275,300	Fuji Heavy Industries Ltd. (Automobiles)	9,464
723,000	Fujitsu Ltd. (IT Services)	2,659
81,000	Fukuoka Financial Group, Inc. (Banks)	267
33,800	Hamamatsu Photonics K.K. (Electronic Equipment, Instruments & Components)	949
106,000	HASEKO Corp. (Household Durables)	1,067
88,100	Hino Motors Ltd. (Machinery)	878
32,500	Hitachi Chemical Co. Ltd. (Chemicals)	607
39,500	Hitachi Construction Machinery Co. Ltd. (Machinery)	577
3,320,000	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	13,911
69,900	Hitachi Metals Ltd. (Metals & Mining)	710
23,900	Hokuriku Electric Power Co. (Electric Utilities)	296
542,524	Honda Motor Co. Ltd. (Automobiles)	13,612
1,500	Hoshizaki Electric Co. Ltd. (Machinery)	147
143,300	Idemitsu Kosan Co. Ltd. (Oil, Gas & Consumable Fuels)	3,111
68,000	IHI Corp. (Machinery)	183
193,100	Isuzu Motors Ltd. (Automobiles)	2,379
614,768	ITOCHU Corp. (Trading Companies & Distributors)	7,522
79,200	J. FRONT RETAILING Co. Ltd. (Multiline Retail)	821
189,800	Japan Airlines Co. Ltd. (Airlines)	6,107
139	Japan Prime Realty Investment Corp. (Real Estate Investment Trusts)	597
227	Japan Real Estate Investment Corp. (Real Estate Investment Trusts)	1,402
447	Japan Retail Fund Investment Corp. (Real Estate Investment Trusts)	1,142
620,082	Japan Tobacco, Inc. (Tobacco)	24,994
169,700	JFE Holdings, Inc. (Metals & Mining)	2,215
72,000	JGC Corp. (Construction & Engineering)	1,031
84,445	JS Group Corp. (Building Products)	1,387
60,883	JSR Corp. (Chemicals)	806
186,300	JTEKT Corp. (Machinery)	2,112
796,624	JX Holdings, Inc. (Oil, Gas & Consumable Fuels)	3,110
40,700	Kanamoto Co. Ltd. (Trading Companies & Distributors)	793
3,800	Kansai Paint Co. Ltd. (Chemicals)	77
495,000	Kawasaki Heavy Industries Ltd. (Machinery)	1,396
885,700	KDDI Corp. (Wireless Telecommunication Services)	26,938
2,350	Keyence Corp. (Electronic Equipment, Instruments & Components)	1,604
287,632	Kirin Holdings Co. Ltd. (Beverages)	4,852
480,400	Komatsu Ltd. (Machinery)	8,346
159,800	Konica Minolta, Inc. (Technology Hardware, Storage & Peripherals)	1,164
21,000	Kubota Corp. (Machinery)	284
124,629	Kuraray Co. Ltd. (Chemicals)	1,487
23,026	Lawson, Inc. (Food & Staples Retailing)	1,839

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
30,000	Lion Corp. (Household Products)	$495
776,531	Marubeni Corp. (Trading Companies & Distributors)	3,509
13,477	Maruichi Steel Tube Ltd. (Metals & Mining)	471
37,400	Mazda Motor Corp. (Automobiles)	495
113,800	Medipal Holdings Corp. (Health Care Providers & Services)	1,871
16,900	Miraca Holdings, Inc. (Health Care Providers & Services)	733
472,800	Mitsubishi Chemical Holdings Corp. (Chemicals)	2,168
521,840	Mitsubishi Corp. (Trading Companies & Distributors)	9,189
1,145,000	Mitsubishi Electric Corp. (Electrical Equipment)	13,671
127,000	Mitsubishi Gas Chemical Co., Inc. (Chemicals)	663
989,000	Mitsubishi Heavy Industries Ltd. (Machinery)	3,978
371,000	Mitsubishi Materials Corp. (Metals & Mining)	888
80,343	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals)	1,452
2,703,182	Mitsubishi UFJ Financial Group, Inc. (Banks)	12,120
629,626	Mitsui & Co. Ltd. (Trading Companies & Distributors)	7,517
2,971,792	Mizuho Financial Group, Inc. (Banks)	4,277
63,400	MS&AD Insurance Group Holdings, Inc. (Insurance)	1,643
49,600	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	5,562
847,000	NEC Corp. (Technology Hardware, Storage & Peripherals)	1,974
130,327	NGK Insulators Ltd. (Machinery)	2,635
51,700	NHK SPRING Co. Ltd. (Auto Components)	420
1,300	Nidec Corp. (Electrical Equipment)	99
188,100	Nikon Corp. (Household Durables)	2,547
251	Nippon Building Fund, Inc. (Real Estate Investment Trusts)	1,546
124,000	Nippon Electric Glass Co. Ltd. (Electronic Equipment, Instruments & Components)	518
278	Nippon Prologis REIT, Inc. (Real Estate Investment Trusts)	679
327,300	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	15,351
1,135,379	Nissan Motor Co. Ltd. (Automobiles)	10,134
34,000	NOK Corp. (Auto Components)	578
312,900	Nomura Holdings, Inc. (Capital Markets)	1,113
18,800	Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	329
488,070	NTT DoCoMo, Inc. (Wireless Telecommunication Services)	13,164
302,090	Oji Paper Co. Ltd. (Paper & Forest Products)	1,160
57,500	Olympus Corp. (Health Care Equipment & Supplies)	2,148
31,800	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals)	1,385
4,500	Oracle Corp. Japan (Software)	240
184,200	ORIX Corp. (Diversified Financial Services)	2,384
321,477	Osaka Gas Co. Ltd. (Gas Utilities)	1,236

Shares	Security Description	Value (000)
	Japan (continued)
19,200	OTSUKA Corp. (IT Services)	$898
143,781	Otsuka Holdings Co. Ltd. (Pharmaceuticals)	6,627
748,800	Panasonic Corp. (Household Durables)	6,444
12,000	Rakuten, Inc. (Internet Retail)	130
274,385	Resona Holdings, Inc. (Banks)	1,003
2,800	RESORTTRUST, Inc. (Hotels, Restaurants & Leisure)	60
275,200	Ricoh Co. Ltd. (Technology Hardware, Storage & Peripherals)	2,386
3,900	Rinnai Corp. (Household Durables)	345
33,800	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,334
1,800	Ryohin Keikaku Co. (Multiline Retail)	439
111,000	Sanden Holdings Corp. (Auto Components)	301
19,104	Sankyo Co. Ltd. (Leisure Products)	717
64,900	Sega Sammy Holdings, Inc. (Leisure Products)	699
136,857	Sekisui Chemical Co. Ltd. (Household Durables)	1,686
208,365	Sekisui House Ltd. (Household Durables)	3,649
2,200	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	92
2,800	Shimano, Inc. (Leisure Products)	428
1,100	Shin-Etsu Chemical Co. Ltd. (Chemicals)	64
57,300	Showa Shell Sekiyu K.K. (Oil, Gas & Consumable Fuels)^	535
2,100	SMC Corp. (Machinery)	517
10,500	SoftBank Group Corp. (Wireless Telecommunication Services)	594
129,200	Sompo Japan Nipponkoa Holdings, Inc. (Insurance)	3,440
24,800	Sony Financial Holdings, Inc. (Insurance)	280
1,047,000	Sumitomo Chemical Co. Ltd. (Chemicals)	4,321
413,700	Sumitomo Corp. (Trading Companies & Distributors)	4,171
243,500	Sumitomo Electric Industries Ltd. (Auto Components)	3,223
182,000	Sumitomo Heavy Industries Ltd. (Machinery)	800
177,000	Sumitomo Metal Mining Co. Ltd. (Metals & Mining)	1,801
510,923	Sumitomo Mitsui Financial Group, Inc. (Banks)	14,755
432,000	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	1,406
58,931	Sumitomo Rubber Industries Ltd. (Auto Components)	789
5,400	Sysmex Corp. (Health Care Equipment & Supplies)	372
75,000	T&D Holdings, Inc. (Insurance)	637
409,000	Taiheiyo Cement Corp. (Construction Materials)	969
293,285	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	12,651
532,000	Teijin Ltd. (Chemicals)	1,763
80,000	The Chiba Bank Ltd. (Banks)	378
48,300	The Chugoku Electric Power Co., Inc. (Electric Utilities)	614
174,100	The Dai-ichi Life Insurance Co. Ltd. (Insurance)	1,949

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
67,400	The Hachijuni Bank Ltd. (Banks)	$294
83,000	The Hiroshima Bank Ltd. (Banks)	277
83,000	The Joyo Bank Ltd. (Banks)	310
110,000	The San-in Godo Bank Ltd. (Banks)	718
60,000	The Shizuoka Bank Ltd. (Banks)	423
29,800	The Yokohama Rubber Co. Ltd. (Auto Components)	374
40,600	THK Co. Ltd. (Machinery)	692
85,600	Tokio Marine Holdings, Inc. (Insurance)	2,850
371,000	Tokyo Gas Co. Ltd. (Gas Utilities)	1,532
94,135	TonenGeneral Sekiyu K.K. (Oil, Gas & Consumable Fuels)^	858
21,681	Toyoda Gosei Co. Ltd. (Auto Components)	386
53,300	Toyota Industries Corp. (Auto Components)	2,120
469,500	Toyota Motor Corp. (Automobiles)	23,150
71,300	Toyota Tsusho Corp. (Trading Companies & Distributors)	1,535
46,500	Trend Micro, Inc. (Software)	1,663
468	United Urban Investment Corp. (Real Estate Investment Trusts)	843
76,100	USS Co. Ltd. (Specialty Retail)	1,258
25,900	West Japan Railway Co. (Road & Rail)	1,642
13,600	Yahoo Japan Corp. (Internet Software & Services)	60
233,200	Yamada Denki Co. Ltd. (Specialty Retail)	1,231
87,500	Yamaha Motor Co. Ltd. (Automobiles)	1,335
43,700	Yokogawa Electric Corp. (Electronic Equipment, Instruments & Components)	493

		492,883

	Jersey — 0.08%
131,495	Glencore International PLC (Metals & Mining)	271
173,370	Petrofac Ltd. (Energy Equipment & Services)	1,802

		2,073

	Luxembourg — 0.36%
488,529	ArcelorMittal (Metals & Mining) (a)	2,227
23,284	Millicom International Cellular SA (Wireless Telecommunication Services)	1,429
9,811	RTL Group (Media)	801
168,841	SES – FDR, Class – A (Media)	3,613
88,956	Tenaris SA (Energy Equipment & Services)	1,286

		9,356

	Malaysia — 0.13%
50,800	Airasia Berhad (Airlines)	33
36,300	Alliance Financial Group Berhad (Banks)	36
54,000	AMMB Holdings Berhad (Banks)	60
53,100	Astro Malaysia Holdings Berhad (Media)	39
76,600	Axiata Group Berhad (Wireless Telecommunication Services)	107
22,934	Berjaya Sports Toto Berhard (Hotels, Restaurants & Leisure)	17
4,300	British American Tobacco Malaysia Berhad (Tobacco)	56
92,500	CIMB Group Holdings Berhad (Banks)	101
95,288	Dialog Group Berhad (Construction & Engineering)	37

Shares	Security Description	Value (000)
	Malaysia (continued)
106,700	DiGi.Com Berhad (Wireless Telecommunication Services)	$127
38,200	Felda Global Ventures Holdings Berhad (Food Products)	14
54,700	Gamuda Berhad (Construction & Engineering)	66
70,200	Genting Berhad (Hotels, Restaurants & Leisure)	143
89,100	Genting Malaysia Berhad (Hotels, Restaurants & Leisure)	99
8,000	Genting Plantations Berhad (Food Products)	21
18,800	Hap Seng Consolidated Berhad (Industrial Conglomerates)	36
23,100	Hartalega Holdings Berhad (Health Care Equipment & Supplies)	25
22,156	Hong Leong Bank Berhad (Banks)	73
8,066	Hong Leong Financial Group Berhad (Banks)	29
88,500	IHH Healthcare Berhad (Health Care Providers & Services)	145
86,600	IJM Corp. Berhad (Construction & Engineering)	75
67,400	IOI Corp. Berhad (Food Products)	72
45,300	IOI Properties Group Berhad (Real Estate Management & Development)	26
12,400	Kuala Lumpur Kepong Berhad (Food Products)	72
7,600	Lafarge Malayan Cement Berhad (Construction Materials)	15
102,800	Malayan Banking Berhad (Banks)	208
20,900	Malaysia Airports holdings Berhad (Transportation Infrastructure)	32
55,300	Maxis Berhad (Wireless Telecommunication Services)	81
31,200	MISC Berhad (Marine)	58
76,900	Petronas Chemicals Group Berhad (Chemicals)	126
5,900	Petronas Dagangan Berhad (Oil, Gas & Consumable Fuels)	34
21,000	Petronas Gas Berhad (Gas Utilities)	115
13,300	PPB Group Berhad (Food Products)	55
83,440	Public Bank Berhad (Banks)	402
26,345	RHB Capital Berhad (Banks)	34
110,800	SapuraKencana Petroleum Berhad (Energy Equipment & Services)	41
81,400	Sime Darby Berhad (Industrial Conglomerates)	154
36,400	Telekom Malaysia Berhad (Diversified Telecommunication Services)	61
104,500	Tenega Nasional Berhad (Electric Utilities)	366
14,000	UMW Holdings Berhad (Automobiles)	20
31,600	Westports Holding Berhad (Transportation Infrastructure)	33
143,800	YTL Corp. Berhad (Multi-Utilities)	60
75,600	YTL Power International Berhad (Multi-Utilities)	26

		3,430

	Malta — 0.00%
10,278	Brait SE (Capital Markets) (a)	98

	Mexico — 0.23%
89,200	Alfa SAB de CV, Class – A (Industrial Conglomerates)	153
973,200	America Movil SAB de CV (Wireless Telecommunication Services)	598
13,500	Arca Continental SAB de CV (Beverages)	97

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Mexico (continued)
12,712	Cemex SAB de CV, ADR (Construction Materials) (a)	$78
428,131	Cemex SAB de CV (Construction Materials) (a)	265
15,000	Coca-Cola FEMSA SAB de CV, Series L (Beverages)	124
29,100	Compartamos SAB de CV (Consumer Finance)^	52
5,185	El Puerto de Liverpool SAB de CV, Class – C1 (Multiline Retail)^	55
76,700	Fibra Uno Amdinistracion SA (Real Estate Investment Trusts)	163
56,300	Fomento Economico Mexicano SAB de CV (Beverages)	522
6,500	Gruma SAB de CV, Class – B (Food Products)	94
11,500	Grupo Aeroportuario del Pacifico SAB de CV, B Shares (Transportation Infrastructure)	119
6,170	Grupo Aeroportuario del Sureste SAB de CV, Class – B (Transportation Infrastructure)	98
51,400	Grupo Bimbo SAB de CV, Series A (Food Products)^	160
19,500	Grupo Carso SAB de CV, Series A1 (Industrial Conglomerates)^	84
11,600	Grupo Comercial Chedraui SAB de CV (Food & Staples Retailing)	29
77,300	Grupo Financiero Banorte SAB de CV (Banks)	432
72,500	Grupo Financiero Inbursa SAB de CV, Class – O (Banks)^	123
55,600	Grupo Financiero Santander Mexico SAB de CV, B Shares (Banks)	101
20,700	Grupo Lala SAB de CV (Food Products)	46
117,400	Grupo Mexico SAB de CV, Series B (Metals & Mining)	275
36,951	Grupo Televisa SA, ADR (Media)	963
75,900	Grupo Televisa SAB de CV (Media)	396
4,675	Industrias Penoles SAB de CV (Metals & Mining)	112
46,500	Kimberly-Clark de Mexico SAB de CV, A Shares (Household Products)	110
30,800	Mexichem SAB de CV (Chemicals)	65
29,400	Ohl Mexico SAB de CV (Transportation Infrastructure) (a)	36
8,200	Promotora y Operadora de Infraestructura SAB de CV (Transportation Infrastructure)	101
161,200	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	388

		5,839

	Netherlands — 2.74%
8,031	ABN AMRO Group NV (Banks)	132
334,530	AEGON NV (Insurance)	1,325
14,400	Aercap Holdings NV (Trading Companies & Distributors) (a)	484
106,713	Airbus Group NV (Aerospace & Defense)	6,116
151,305	Akzo Nobel NV (Chemicals)	9,398
7,126	ASML Holding NV (Semiconductors & Semiconductor Equipment)	701
7,119	ASML Holding NV, NYS (Semiconductors & Semiconductor Equipment)	706
5,433	Gemalto NV (Software)	329
12,226	Grandvision NV (Specialty Retail)	316

Shares	Security Description	Value (000)
	Netherlands (continued)
2,987	Heineken Holding NV (Beverages)	$274
8,290	Heineken Holding NV, Class – A (Beverages)	672
458,809	ING Groep NV (Banks)	4,746
163,580	Koninklijke Ahold NV (Food & Staples Retailing)	3,612
16,091	Koninklijke Boskalis Westminster NV (Construction & Engineering)	549
45,267	Koninklijke DSM NV (Chemicals)	2,611
182,150	Koninklijke Philips Electronics NV (Industrial Conglomerates)	4,523
95,585	NN Group NV (Insurance)	2,631
25,047	Randstad Holding NV (Professional Services)	1,002
660,149	Reed Elsevier NV (Media)	11,419
196,411	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	1,147
501,815	TNT NV (Air Freight & Logistics) (a)	2,047
351,079	Unilever NV (Personal Products)	16,326

		71,066

	New Zealand — 0.10%
52,581	Contact Energy Ltd. (Electric Utilities)	195
186,974	Fisher & Paykel Healthcare COR (Health Care Equipment & Supplies)	1,343
97,622	Fletcher Building Ltd. (Construction Materials)	600
35,000	Infratil Ltd. (Electric Utilities)	80
178,892	Telecom Corp. of New Zealand Ltd. (Diversified Telecommunication Services)	455

		2,673

	Norway — 0.71%
72,709	DET Norske Oljeselskap ASA (Oil, Gas & Consumable Fuels) (a)	887
85,424	DNB ASA (Banks)	1,023
26,240	Gjensidige Forsikring ASA (Insurance)	437
674,799	Statoil ASA (Oil, Gas & Consumable Fuels)	11,667
141,036	Telenor ASA (Diversified Telecommunication Services)	2,336
66,668	Yara International ASA (Chemicals)	2,119

		18,469

	Papua New Guinea — 0.01%
31,008	Oil Search Ltd. (Oil, Gas & Consumable Fuels)	157

	Peru — 0.02%
6,200	Compania de Minas Buenaventura SA, ADR (Metals & Mining) (a)	74
2,099	Credicorp Ltd. (Banks)	324

		398

	Philippines — 0.07%
59,650	Aboitiz Equity Ventures, Inc. (Industrial Conglomerates)	99
49,400	Aboitiz Power Corp. (Independent Power and Renewable Electricity Producers)	48
69,300	Alliance Global Group, Inc. (Industrial Conglomerates)	22
7,840	Ayala Corp. (Diversified Financial Services)	142
226,900	Ayala Land, Inc. (Real Estate Management & Development)	189
20,150	Bank of the Philippine Islands (Banks)	42
48,700	BDO Unibank, Inc. (Banks)	115
136,900	DMCI Holdings, Inc. (Industrial Conglomerates)	37

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Philippines (continued)
309,300	Energy Development Corp. (Independent Power and Renewable Electricity Producers)	$37
870	Globe Telecom, Inc. (Wireless Telecommunication Services)	44
2,575	GT Capital Holdings, Inc. (Diversified Financial Services)	79
16,900	International Container Terminal Services, Inc. (Transportation Infrastructure)	22
91,400	JG Summit Holdings, Inc. (Industrial Conglomerates)	167
14,170	Jollibee Foods Corp. (Hotels, Restaurants & Leisure)	73
356,000	Megaworld Corp. (Real Estate Management & Development)	35
361,800	Metro Pacific Investments Corp. (Diversified Financial Services)	54
18,500	Metropolitan Bank & Trust Co. (Banks)	36
2,985	Philippine Long Distance Telephone Co. (Wireless Telecommunication Services)	137
52,600	Robinsons Land Corp. (Real Estate Management & Development)	33
7,000	Security Bank Corp. (Banks)	29
5,320	SM Investments Corp. (Industrial Conglomerates)	110
256,000	SM Prime Holdings, Inc. (Real Estate Management & Development)	150
25,790	Universal Robina Corp. (Food Products)	114

		1,814

	Poland — 0.05%
2,478	Alior Bank SA (Banks) (a)	33
1,104	Bank Handlowy w Warszawie SA (Banks)	20
14,737	Bank Millennium SA (Banks) (a)	17
4,023	Bank Pekao SA (Banks)	141
1,164	Bank Zachodni WBK SA (Banks)	78
1,021	CCC SA (Textiles, Apparel & Luxury Goods)	42
6,389	Cyfrowy Polsat SA (Media) (a)	36
7,239	Enea SA (Electric Utilities)	18
6,708	Energa SA (Electric Utilities) (a)	16
1,849	Eurocash SA (Food & Staples Retailing)	22
1,510	Grupa Azoty SA (Chemicals)	27
2,554	Grupa Lotos SA (Oil, Gas & Consumable Fuels) (a)	20
4,681	KGHM Polska Miedz SA (Metals & Mining)	79
43	LPP SA (Textiles, Apparel & Luxury Goods)	55
496	MBank SA (Banks) (a)	39
24,390	PGE SA (Electric Utilities)	74
10,020	Polski Koncern Naftowy Orlen SA (Oil, Gas & Consumable Fuels)	176
51,193	Polskie Gornictwo Naftowe i Gazownictwo SA (Oil, Gas & Consumable Fuels)	73
27,082	Powszechna Kasa Oszczednosci Bank Polski SA (Banks)	160
17,400	Powszechny Zaklad Ubezpieczen SA (Insurance)	127
17,743	Synthos SA (Chemicals)	16
40,442	Tauron Polska Energia SA (Electric Utilities)	29
14,134	Telekomunikacja Polska SA (Diversified Telecommunication Services)	18

		1,316

Shares	Security Description	Value (000)
	Portugal — 0.15%
102,844	Altri, SGPS, SA (Paper & Forest Products)	$331
215,563	EDP – Energias de Portugal SA (Electric Utilities)	660
51,973	Galp Energia SGPS SA, B Shares (Oil, Gas & Consumable Fuels)	723
137,005	Jeronimo Martins, SGPS, SA (Food & Staples Retailing)	2,160

		3,874

	Qatar — 0.04%
3,275	Barwa Real Estate Co. (Real Estate Management & Development)	30
3,870	Doha Bank QSC (Banks)	38
24,555	Ezdan Real Estate Co. QSC (Real Estate Management & Development)	121
4,730	Industries Qatar QSC (Industrial Conglomerates)	128
11,145	Masraf Al Rayan (Banks)	104
2,272	Ooredoo QSC (Diversified Telecommunication Services)	55
930	Qatar Electricity & Water Co. (Multi-Utilities)	53
8,718	Qatar Gas Transport Co. Ltd. (Oil, Gas & Consumable Fuels)	55
3,476	Qatar Insurance Co. (Insurance)	70
1,805	Qatar Islamic Bank (Banks)	48
6,468	Qatar National Bank (Banks)	250
4,911	The Commercial Bank of Qatar QSC (Banks)	50
11,438	Vodafone Qatar (Wireless Telecommunication Services)	33

		1,035

	Romania — 0.00%
6,514	New Europe Property Investment PLC (Real Estate Management & Development)	74

	Russia — 0.16%
51,200	ALROSA AO (Metals & Mining)	56
3,932,000	Federal Hydrogenerating Co. (Electric Utilities)	38
364,162	Gazprom OAO (Oil, Gas & Consumable Fuels)	796
13,095	LUKOIL OAO (Oil, Gas & Consumable Fuels)	551
8,728	Magnit OJSC, Registered Shares, GDR (Food & Staples Retailing)	291
3,144	MegaFon PJSC, GDR (Wireless Telecommunication Services)	33
1,698	MMC Norilsk Nickel PJSC (Metals & Mining)	227
15,875	Mobile TeleSystems OJSC, ADR (Wireless Telecommunication Services)	131
2,791	NovaTek OAO, Registered Shares, GDR (Oil, Gas & Consumable Fuels)	286
3,218	Phosagro OAO, GDR (Chemicals)	47
35,590	Rosneft Oil Co. (Oil, Gas & Consumable Fuels)	184
35,900	Rosneft Oil Co., Registered Shares, GDR (Oil, Gas & Consumable Fuels)	185
27,240	Rostelecom OJSC (Diversified Telecommunication Services)	39
333,790	Sberbank of Russia (Banks)	696
7,050	Severstal (Metals & Mining)	77
5,147	Sistema JSFC, GDR (Wireless Telecommunication Services)	39

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Russia (continued)
215,900	Surgutneftegas (Oil, Gas & Consumable Fuels)	$112
44,810	Tatneft, Class – S (Oil, Gas & Consumable Fuels)	233
44,960	The Moscow Exchange MICEX (Diversified Financial Services)	79
163,060,000	VTB Bank OJSC (Banks)	174

		4,274

	Singapore — 1.24%
621,500	Ascendas Real Estate Investment Trust (Real Estate Investment Trusts)	1,150
584,309	CapitaCommercial Trust (Real Estate Investment Trusts)	643
656,800	Capitaland, Ltd. (Real Estate Management & Development)	1,508
803,800	CapitaMall Trust (Real Estate Investment Trusts)	1,279
7,121	DBS Group Holdings Ltd. (Banks)	84
872,491	Keppel Corp. Ltd. (Industrial Conglomerates)	3,600
697,800	Oversea-Chinese Banking Corp. Ltd. (Banks)	4,538
586,400	SembCorp Industries Ltd. (Industrial Conglomerates)	1,242
528,100	SembCorp Marine Ltd. (Machinery) ^	615
580,947	Singapore Press Holdings Ltd. (Media)	1,712
513,300	Singapore Tech Engineering (Aerospace & Defense)	1,209
2,639,110	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	8,153
746,780	Suntec REIT (Real Estate Investment Trusts)	987
294,100	United Overseas Bank Ltd. (Banks)	4,053
1,890,711	Yangzijiang Shipbuilding Holdings Ltd. (Machinery)	1,268

		32,041

	South Africa — 0.36%
76,767	African Bank Investments Ltd. (Diversified Financial Services)* (a)	—
1,943	Anglo Platinum Ltd. (Metals & Mining) (a)	49
12,758	AngloGold Ashanti Ltd. (Metals & Mining) (a)	231
10,397	Aspen Pharmacare Holdings Ltd. (Pharmaceuticals)	257
13,425	Barclays Africa Group Ltd. (Banks)	132
9,800	Bid Corp. Ltd. (Food & Staples Retailing) (a)	184
10,180	Bidvest Group Ltd. (Industrial Conglomerates)	96
1,193	Capitec Bank Holdings Ltd. (Banks)	49
7,705	Coronation Fund Managers Ltd. (Capital Markets)	35
10,563	Discovery Ltd. (Insurance)	88
3,843	Exxaro Resources Ltd. (Oil, Gas & Consumable Fuels)	18
106,347	FirstRand Ltd. (Diversified Financial Services)	326

Shares	Security Description	Value (000)
	South Africa (continued)
31,600	Fortress Income Fund Ltd., Class – A (Real Estate Investment Trusts)	$34
22,800	Fortress Income Fund Ltd., Class – A (Real Estate Investment Trusts)	56
22,966	Gold Fields Ltd. (Metals & Mining)	112
62,571	Growthpoint Properties Ltd. (Real Estate Investment Trusts)	110
8,098	Hyprop Investments Ltd. (Real Estate Investment Trusts)	71
18,081	Impala Platinum Holdings Ltd. (Metals & Mining) (a)	58
5,029	Imperial Holdings Ltd. (Distributors)	51
8,169	Investec Ltd. (Capital Markets)	50
3,919	Liberty Holdings Ltd. (Insurance)	32
28,173	Life Healthcare Group Holdings Ltd. (Health Care Providers & Services)^	69
3,339	Massmart Holdings Ltd. (Food & Staples Retailing)	29
48,497	Mediclinic International PLC (Health Care Providers & Services)	711
30,861	MMI Holdings Ltd. (Insurance)	48
3,404	Mondi Ltd. (Paper & Forest Products)	62
7,117	Mr. Price Group Ltd. (Specialty Retail)	100
51,401	MTN Group Ltd. (Wireless Telecommunication Services)	501
14,808	Naspers Ltd. (Media)	2,266
5,906	Nedbank Group Ltd. (Banks)	75
27,817	Netcare Ltd. (Health Care Providers & Services)	59
8,171	Pick n Pay Stores Ltd. (Food & Staples Retailing)	40
3,538	Pioneer Foods Group Ltd. (Food Products)	42
3,047	PSG Group Ltd. (Diversified Financial Services)	40
19,038	Rand Merchant Investment Holdings, Ltd. (Insurance)	54
123,792	Redefine Properties Ltd. (Real Estate Investment Trusts)	95
14,777	Remgro Ltd. (Diversified Financial Services)	257
9,475	Resilient REIT Ltd. (Real Estate Investment Trusts)	85
21,326	RMB Holdings Ltd. (Diversified Financial Services)	82
3,594	Samsung Heavy Industries Co. Ltd. (Machinery) (a)	29
44,249	Sanlam Ltd. (Insurance)	183
15,944	Sappi Ltd. (Paper & Forest Products) (a)	75
17,162	Sasol Ltd. (Oil, Gas & Consumable Fuels)	465
13,214	Shoprite Holdings Ltd. (Food & Staples Retailing)	150
22,050	Sibanye Gold Ltd. (Metals & Mining)	75
40,542	Standard Bank Group Ltd. (Banks)	354
90,626	Steinhoff International Holdings NV (Household Durables)	521
7,882	Telkom SA SOC Ltd. (Diversified Telecommunication Services)	36
5,831	The Foschini Group Ltd. (Specialty Retail)	55
5,743	The Spar Group Ltd. (Food & Staples Retailing)	79
4,941	Tiger Brands Ltd. (Food Products)	122
12,994	Truworths International Ltd. (Specialty Retail)^	76

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	South Africa (continued)
15,595	Tsogo Sun Holdings Ltd. (Hotels, Restaurants & Leisure)	$28
11,412	Vodacom Group Ltd. (Wireless Telecommunication Services)	130
30,644	Woolworths Holdings Ltd. (Multiline Retail)	176

		9,208

	South Korea — 1.38%
990	Amorepacific Corp. (Personal Products)	373
849	Amorepacific Group (Personal Products)	125
311	BGF Retail Co. Ltd. (Food & Staples Retailing)	58
7,473	BS Financial Group, Inc. (Banks)	53
2,328	Celltrion, Inc. (Biotechnology)^ (a)	196
2,341	Cheil Industries, Inc. (Industrial Conglomerates)	252
1,862	Cheil Worldwide, Inc. (Media)	27
226	CJ Cheiljedang Corp. (Food Products)	77
427	CJ Corp. (Industrial Conglomerates)	75
619	CJ E&M Corp. (Media)	38
199	CJ Korea Express Co. Ltd. (Road & Rail) (a)	38
1,677	Coway Co. Ltd. (Household Durables)	153
893	Daelim Industrial Co. Ltd. (Construction & Engineering)	60
3,393	Daewoo Engineering & Construction Co. Ltd. (Construction & Engineering) (a)	17
1,544	Daewoo International Corp. (Trading Companies & Distributors)	33
6,011	Daewoo Securities Co. Ltd. (Capital Markets)	41
855	Daum Kakao Corp. (Internet Software & Services)	70
5,676	DGB Financial Group, Inc. (Banks)	43
1,602	Dongbu Insurance Co. Ltd. (Insurance)	96
1,280	Dongsuh Cos., Inc. (Food & Staples Retailing)	37
1,618	Doosan Heavy Industries & Construction Co. Ltd. (Electrical Equipment)	30
567	E-Mart Co. Ltd. (Food & Staples Retailing)	86
1,674	GS Engineering & Construction Corp. (Construction & Engineering) (a)	41
1,446	GS Holdings Corp. (Oil, Gas & Consumable Fuels)	60
869	GS Retail Co. Ltd. (Food & Staples Retailing)	41
6,305	Halla Climate Control Corp. (Auto Components)	58
9,192	Hana Financial Group, Inc. (Banks)	187
2,500	Hankook Tire Co. Ltd. (Auto Components)	111
153	Hanmi Pharm Co. Ltd. (Pharmaceuticals)	94
384	Hanmi Science Co. Ltd. (Pharmaceuticals)	52
315	Hanssem Co. Ltd. (Household Durables)	44
2,964	Hanwha Chemical Corp. (Chemicals)	62
1,509	Hanwha Corp. (Industrial Conglomerates)	47
463	Honam Petrochemical Corp. (Chemicals)	115
914	Hotel Shilla Co. Ltd. (Specialty Retail)	54
18,001	Hynix Semiconductor, Inc. (Semiconductors & Semiconductor Equipment)	512
651	Hyosung Corp. (Chemicals)	71
509	Hyundai Department Store (Multiline Retail)	58
1,589	Hyundai Development Co. (Construction & Engineering)	55
2,231	Hyundai Engineering & Construction Co. Ltd. (Construction & Engineering)	65

Shares	Security Description	Value (000)
	South Korea (continued)
556	Hyundai Glovis Co. Ltd. (Air Freight & Logistics)	$83
1,258	Hyundai Heavy Industries Co. Ltd. (Machinery) (a)	116
2,083	Hyundai Marine & Fire Insurance Co. Ltd. (Insurance)	53
2,122	Hyundai Mobis Co. Ltd. (Auto Components)	467
4,501	Hyundai Motor Co. Ltd. (Automobiles)	533
2,432	Hyundai Steel Co. (Metals & Mining)	98
549	Hyundai Wia Corp. (Auto Components)	43
7,760	Industrial Bank of Korea (Banks)	76
3,626	Kangwon Land, Inc. (Hotels, Restaurants & Leisure)	132
11,813	KB Financial Group, Inc. (Banks)	336
165	KCC Corp. (Building Products)	55
752	KEPCO Plant Service & Engineering Co. Ltd. (Commercial Services & Supplies)	43
8,281	Kia Motors Corp. (Automobiles)	312
1,867	Korea Aerospace Industries Ltd. (Aerospace & Defense)	120
7,974	Korea Electric Power Corp. (Electric Utilities)	419
928	Korea Gas Corp. (Gas Utilities)	32
1,146	Korea Investment Holdings Co. Ltd. (Capital Markets)	42
7,327	Korea Life Insurance Co. Ltd. (Insurance)	37
256	Korea Zinc Co. (Metals & Mining)	114
1,165	Korean Air Lines Co. Ltd. (Airlines) (a)	26
1,080	KT Corp. (Diversified Telecommunication Services)	28
38,517	KT&G Corp. (Tobacco)	4,563
463	Kumho Petro Chemical Co. Ltd. (Chemicals)	24
1,431	LG Chem Ltd. (Chemicals)	327
2,802	LG Corp. (Industrial Conglomerates)	156
7,222	LG Display Co. Ltd. (Electronic Equipment, Instruments & Components)	167
3,366	LG Electronics, Inc. (Household Durables)	158
69	LG Household & Health Care Ltd. (Personal Products)	40
288	LG Household & Health Care Ltd. (Personal Products)	281
474	LG Innotek Co. Ltd. (Electronic Equipment, Instruments & Components)	33
7,154	LG UPlus Corp. (Diversified Telecommunication Services)	68
21	Lotte Chilsung Beverage Co. Ltd. (Beverages)	33
175	Lotte Confectionery Co. Ltd. (Food Products)	30
312	Lotte Shopping Co. Ltd. (Multiline Retail)	55
2,533	Mirae Asset Securities Co. Ltd. (Capital Markets)	51
862	Naver Corp. (Internet Software & Services)	534
514	NCsoft Corp. (Software)	106
4,895	NH Investment & Securities Co. Ltd. (Capital Markets)	39
563	OCI Co. Ltd. (Chemicals) (a)	45
122	Orion Corp. (Food Products)	100
41	Ottogi Corp. (Food Products)	29
1,521	Paradise Co. Ltd. (Hotels, Restaurants & Leisure)	20
2,129	POSCO (Metals & Mining)	377
634	S1 Corp. (Commercial Services & Supplies)	59

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	South Korea (continued)
1,162	Samsung Card Co. Ltd. (Consumer Finance)	$42
1,739	Samsung Electro-Mechanics Co. Ltd. (Electronic Equipment, Instruments & Components)	76
9,491	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	11,821
1,026	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	237
2,163	Samsung Life Insurance Co. Ltd. (Insurance)	189
1,745	Samsung SDI Co. Ltd. (Electronic Equipment, Instruments & Components)	165
1,065	Samsung SDS Co. Ltd. (IT Services)	133
1,630	Samsung Securities Co. Ltd. (Capital Markets)	51
13,200	Shinhan Financial Group Co. Ltd. (Banks)	433
231	Shinsegae Co. Ltd. (Multiline Retail)	39
1,427	SK C&C Co. Ltd. (Industrial Conglomerates)	253
1,983	SK Innovation Co., Ltd. (Oil, Gas & Consumable Fuels)	245
4,535	SK Networks Co. Ltd. (Trading Companies & Distributors)	24
40,709	SK Telecom Co. Ltd. (Wireless Telecommunication Services)	7,650
1,335	S-Oil Corp. (Oil, Gas & Consumable Fuels)	88
9,389	Woori Bank (Banks)	78
238	Yuhan Corp. (Pharmaceuticals)	64

		35,753

	Spain — 2.00%
225,822	Abertis Infraestructuras SA (Transportation Infrastructure)	3,337
24,456	Amadeus IT Holding SA, A Shares (IT Services)	1,077
1,022,599	Banco Bilbao Vizcaya Argentaria SA (Banks)	5,858
2,894,548	Banco Santander SA (Banks)	11,232
2,333,178	CaixaBank SA (Banks)	5,142
175,551	Corporacion Mapfre (Insurance)	385
44,585	Enagas (Gas Utilities)	1,362
67,690	Gas Natural SDG SA (Gas Utilities)^	1,345
142,638	Grifols SA, ADR (Biotechnology)	2,378
65,134	Grifols SA (Biotechnology)	1,479
46,209	Industria de Diseno Textil SA (Specialty Retail)	1,552
478,506	Repsol YPF SA (Oil, Gas & Consumable Fuels)	6,133
1,119,082	Telefonica SA (Diversified Telecommunication Services)	10,623

		51,903

	Sweden — 2.33%
28,342	Assa Abloy AB, B Shares (Building Products)	583
65,971	Axfood AB (Food & Staples Retailing)	1,268
40,504	Boliden AB (Metals & Mining)	792
35,512	Bonava AB (Household Durables) (a)	428
1,933	Castellum AB (Real Estate Management & Development)	27
5,861	Electrolux AB, B Shares (Household Durables)	160
84,585	Husqvarna AB (Household Durables)	630

Shares	Security Description	Value (000)
	Sweden (continued)
4,782	Modern Times Group, B Shares (Media)	$127
944,389	Nordea Bank AB (Banks)	8,016
459,415	Skandinaviska Enskilda Banken AB, Class – A (Banks)	4,015
242,312	Skanska AB, B Shares (Construction & Engineering)	5,076
56,756	Svenska Cellusoa AB, B Shares (Household Products)	1,824
482,044	Svenska Handelsbanken AB, A Shares (Banks)	5,854
367,489	Swedbank AB, A Shares (Banks)	7,721
151,039	Tele2 AB, B Shares (Wireless Telecommunication Services)	1,327
2,130,925	Telefonaktiebolaget LM Ericsson, B Shares (Communications Equipment)	16,377
1,099,471	TeliaSonera AB (Diversified Telecommunication Services)	5,208
102,009	Volvo AB, B Shares (Machinery)	1,014

		60,447

	Switzerland — 9.14%
1,115,952	ABB Ltd., Registered Shares (Electrical Equipment)	22,094
51,115	Actelion Ltd. (Biotechnology)	8,610
117,579	Adecco SA, Registered Shares (Professional Services)	5,932
112,537	Aryzta AG (Food Products)	4,160
7,268	Baloise Holding AG, Registered Shares (Insurance)	810
219	Chocoladefabriken Lindt & Sprungil AG (Food Products)	1,307
130,859	Clariant AG (Chemicals)	2,212
83,869	Compagnie Financiere Richemont SA, Registered Shares (Textiles, Apparel & Luxury Goods)	4,911
186,518	Credit Suisse Group AG (Capital Markets)	1,987
3,275	DKSH Holding Ltd. (Professional Services)	215
1,825	Geberit AG (Building Products)	691
183,000	Holcim Ltd., Registered Shares (Construction Materials)	7,659
7,879	Julius Baer Group Ltd. (Capital Markets)	317
24,484	Kuehne & Nagel International Ltd. (Marine)	3,431
594,581	Nestle SA (Food Products)	46,081
428,525	Novartis AG, Registered Shares (Pharmaceuticals)	35,381
4,517	Pargesa Holding SA (Diversified Financial Services)	299
1,196	Partners Group Holding AG (Capital Markets)	513
186,611	Roche Holding AG (Pharmaceuticals)	49,258
2,703	SGS SA, Registered Shares (Professional Services)	6,194
8,643	Swiss Life Holding AG (Insurance)	1,998
17,376	Swiss Prime Site AG (Real Estate Management & Development)	1,574
56,563	Swiss Re AG (Insurance)	4,942
7,449	Swisscom AG (Diversified Telecommunication Services)	3,702
1,888	Syngenta AG, Registered Shares (Chemicals)	725
9,732	Temenos Group AG (Software)	486

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Switzerland (continued)
671	The Swatch Group AG, B Shares (Textiles, Apparel & Luxury Goods)	$195
548,097	UBS Group AG (Capital Markets)	7,114
29,800	Weatherford International PLC (Energy Equipment & Services) (a)	165
55,484	Zurich Financial Services AG (Insurance)	13,730

		236,693

	Taiwan — 0.66%
80,524	Acer, Inc. (Technology Hardware, Storage & Peripherals) (a)	38
189,000	Advanced Semiconductor Engineering, Inc. (Semiconductors & Semiconductor Equipment)	215
10,491	AdvanTech Co. Ltd. (Technology Hardware, Storage & Peripherals)	80
66,980	Asia Cement Corp. (Construction Materials)	58
51,000	Asia Pacific Telecom Co. Ltd. (Diversified Telecommunication Services) (a)	17
22,000	Asustek Computer, Inc. (Technology Hardware, Storage & Peripherals)	183
252,000	AU Optronics Corp. (Electronic Equipment, Instruments & Components)	87
4,258	Casetek Holdings Ltd. (Technology Hardware, Storage & Peripherals)	15
19,000	Catcher Technology Co. Ltd. (Technology Hardware, Storage & Peripherals)	142
247,100	Cathay Financial Holding Co. Ltd. (Insurance)	271
156,534	Chang Hwa Commercial Bank Ltd. (Banks)	82
65,000	Cheng Shin Rubber Industry Co. Ltd. (Auto Components)	137
15,235	Chicony Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	34
87,000	China Airlines Ltd. (Airlines) (a)	26
419,000	China Development Financial Holding Corp. (Banks)	102
106,660	China Life Insurance Co. Ltd. (Insurance)	83
379,440	China Steel Corp. (Metals & Mining)	247
503,313	Chinatrust Financial Holding Co. Ltd. (Banks)	264
118,000	Chunghwa Telecom Co. Ltd. (Diversified Telecommunication Services)	427
123,000	Compal Electronics, Inc. (Technology Hardware, Storage & Peripherals)	78
230,715	E.Sun Financial Holding Co. Ltd. (Banks)	137
5,465	ECLAT Textile Co. Ltd. (Textiles, Apparel & Luxury Goods)	53
44,984	EVA Airways Corp. (Airlines) (a)	21
39,680	Evergreen Marine Corp. Ltd. (Marine)	15
92,413	Far Eastern New Century Corp. (Industrial Conglomerates)	69
48,000	Far EasTone Telecommunications Co. Ltd. (Wireless Telecommunication Services)	116
10,300	Feng Tay Enterprise Co. Ltd. (Textiles, Apparel & Luxury Goods)	43
284,013	First Financial Holdings Co. Ltd. (Banks)	149
98,000	Formosa Chemicals & Fibre Corp. (Chemicals)	247
38,000	Formosa Petrochemical Corp. (Oil, Gas & Consumable Fuels)	104

Shares	Security Description	Value (000)
	Taiwan (continued)
129,000	Formosa Plastics Corp. (Chemicals)	$313
26,000	Formosa Taffeta Co. Ltd. (Textiles, Apparel & Luxury Goods)	25
25,451	Foxconn Technology Co. Ltd. (Technology Hardware, Storage & Peripherals)	60
201,000	Fubon Financial Holding Co. Ltd. (Diversified Financial Services)	237
8,000	Giant Manufacturing Co. Ltd. (Leisure Products)	50
1,000	Hermes Microvision, Inc. (Semiconductors & Semiconductor Equipment)	41
23,400	Highwealth Construction Corp. (Real Estate Management & Development)	39
6,548	Hiwin Technologies Corp. (Machinery)	30
434,898	Hon Hai Precision Industry Co. Ltd. (Electronic Equipment, Instruments & Components)	1,120
8,000	Hotai Motor Co. Ltd. (Specialty Retail)	79
21,000	HTC Corp. (Technology Hardware, Storage & Peripherals)	68
217,779	Hua Nan Financial Holdings Co. Ltd., Class – C (Banks)	113
285,500	Innolux Corp. (Electronic Equipment, Instruments & Components)	96
78,000	Inotera Memories, Inc. (Semiconductors & Semiconductor Equipment) (a)	61
79,000	Inventec Corp. (Technology Hardware, Storage & Peripherals)	56
3,000	Largan Precision Co. Ltd. (Electronic Equipment, Instruments & Components)	277
62,982	Lite-On Technology Corp. (Technology Hardware, Storage & Peripherals)	87
46,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	352
339,034	Mega Financial Holding Co. Ltd. (Banks)	256
7,500	Merida Industry Co. Ltd. (Leisure Products)	32
147,000	Nan Ya Plastics Corp. (Chemicals)	280
22,000	Nanya Technology Corp. (Semiconductors & Semiconductor Equipment)	27
5,000	Nien Made Enterprise Co. Ltd. (Household Durables)	45
16,000	Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	60
3,000	Obi Pharma, Inc. (Biotechnology) (a)	48
60,000	Pegatron Corp. (Technology Hardware, Storage & Peripherals)	127
5,000	Phison Electronics Corp. (Semiconductors & Semiconductor Equipment)	43
65,000	Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	88
21,000	Powertech Technology, Inc. (Semiconductors & Semiconductor Equipment)	47
17,000	President Chain Store Corp. (Food & Staples Retailing)	133
148,638	President Enterprises Corp. (Food Products)	294
84,000	Quanta Computer, Inc. (Technology Hardware, Storage & Peripherals)	160
16,000	Realtek Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	50
27,426	Ruentex Development Co. Ltd. (Real Estate Management & Development)	32
18,000	Ruentex Industries Ltd. (Textiles, Apparel & Luxury Goods)	27

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Taiwan (continued)
272,847	Shin Kong Financial Holding Co. Ltd. (Insurance)	$54
66,000	Siliconware Precision Industries Co. (Semiconductors & Semiconductor Equipment)	101
9,000	Simplo Technology Co. Ltd. (Electronic Equipment, Instruments & Components)	32
285,422	SinoPac Financial Holdings Co. Ltd. (Banks)	85
11,484	Standard Foods Corp. (Food Products)	28
43,000	Synnex Technology International Corp. (Electronic Equipment, Instruments & Components)	47
5,000	Taimed Biologics, Inc. (Biotechnology) (a)	34
266,965	Taishin Financial Holding Co. Ltd. (Banks)	103
98,524	Taiwan Business Bank (Banks) (a)	25
100,000	Taiwan Cement Corp. (Construction Materials)	100
213,316	Taiwan Cooperative Financial Holding Co. Ltd. (Banks)	94
23,000	Taiwan Fertilizer Co. Ltd. (Chemicals)	31
52,000	Taiwan Mobile Co. Ltd. (Wireless Telecommunication Services)	182
1,361,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	6,858
18,600	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Semiconductors & Semiconductor Equipment)	488
65,000	Teco Electric & Machinery Co. Ltd. (Electrical Equipment)	55
6,000	Transcend Information, Inc. (Technology Hardware, Storage & Peripherals)	18
372,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	146
27,000	Vanguard International Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	45
75,480	Wistron Corp. (Technology Hardware, Storage & Peripherals)	53
48,000	WPG Holdings Ltd. (Electronic Equipment, Instruments & Components)	56
301,820	Yuanta Financial Holding Co. Ltd. (Capital Markets)	98
29,000	Yulon Motor Co. Ltd. (Automobiles)	25

		17,151

	Thailand — 0.11%
31,100	Advanced INFO Service Public Co. Ltd. (Wireless Telecommunication Services)	140
13,300	Airports of Thailand Public Co. Ltd., Registered Shares (Transportation Infrastructure)	148
7,900	Bangkok Bank Public Co. Ltd. – NVDR (Banks)	36
111,900	Bangkok Dusit Medical Service Public Co. Ltd. (Health Care Providers & Services)	76
210,253	Bangkok Exressway and Metro PCL (Transportation Infrastructure)	41
37,100	Banpu Public Co. Ltd., Registered Shares (Oil, Gas & Consumable Fuels)	16
31,900	BEC World Public Co. Ltd., Registered Shares (Media)	21

Shares	Security Description	Value (000)
	Thailand (continued)
143,900	BTS Group Holdings Public Co. Ltd. (Road & Rail)	$39
9,900	Bumrungrad Hospital Public Co. Ltd. (Health Care Providers & Services)	52
45,400	Central Pattana Public Co. Ltd., Registered Shares (Real Estate Management & Development)	77
84,400	Charoen Pokphand Foods Public Co. Ltd. (Food Products)	70
156,400	CP ALL Public Co. Ltd. (Food & Staples Retailing)	224
13,000	Delta Electronics (Thailand) Public Co. Ltd. (Electronic Equipment, Instruments & Components)	25
60,098	Delta Electronics Public Co. Ltd. – NVDR (Electronic Equipment, Instruments & Components)	294
5,300	Electricity Generating PCL (Independent Power and Renewable Electricity Providers)	28
22,500	Energy Absolute Public Co. Ltd. – NVDR (Oil, Gas & Consumable Fuels)	14
17,300	Glow Energy Public Co. Ltd. (Independent Power and Renewable Electricity Producers)	42
153,608	Home Product Center Public Co. Ltd., Registered Shares (Specialty Retail)	43
41,300	Indorama Ventures PCL (Chemicals)	34
331,500	IRPC PCL – Foreign (Oil, Gas & Consumable Fuels)	45
54,800	Kasikornbank Public Co. Ltd. (Banks)	267
93,700	Krung Thai Bank Public Co. Ltd., Registered Shares (Banks)	44
71,160	Minor International Public Co. Ltd., Registered Shares (Hotels, Restaurants & Leisure)	82
69,300	PTT Chemical Public Co. Ltd. (Chemicals)	118
40,800	PTT Exploration & Production Public Co. Ltd. (Oil, Gas & Consumable Fuels)	98
31,100	PTT PCL (Oil, Gas & Consumable Fuels)	278
19,800	Robinson Department Store Public Co., Ltd. (Multiline Retail)	38
12,700	Siam Cement PCL (Construction Materials)	173
46,200	Siam Commercial Bank Public Co. Ltd. (Banks)	184
27,200	Thai Oil Public Co. Ltd. (Oil, Gas & Consumable Fuels)	47
50,000	Thai Union Group Public Co. Ltd. (Food Products)	31
441,600	TMB Bank Public Co. Ltd. (Banks)	27
292,432	True Corp. PCL (Diversified Telecommunication Services)	60

		2,912

	Turkey — 0.06%
69,346	Akbank TAS (Banks)	199
6,922	Anadolu EFES Biracilik VE Malt Sanayii A/S (Beverages)	47
8,094	Arcelik A/S (Household Durables)	53
6,208	Bim Birlesik Magazalar A/S (Food & Staples Retailing)	121
2,386	Coca-Cola Icecek A/S (Beverages)	29
52,302	Emlak Konut Gayrimenkul Yatirim (Real Estate Investment Trusts)	52
39,939	Eregli Demir ve Celik Fabrikalari TAS (Metals & Mining)	57

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Turkey (continued)
2,434	Ford Otomotiv Sanayi A/S (Automobiles)	$26
27,376	Haci OMER Sabanci Holding A/S (Diversified Financial Services)	90
19,128	KOC Holdings A/S (Industrial Conglomerates)	87
26,637	Petkim Petrokimya Holding A/S (Chemicals)	36
5,497	TAV Havalimanlari Holding A/S (Transportation Infrastructure)	24
4,302	Tofas Turk Otomobil Fabrikasi A/S (Automobiles)	35
3,716	Tupras-Turkiye Petrol Rafinerileri A/S (Oil, Gas & Consumable Fuels)	83
18,478	Turk Hava Yollari Anonim Ortakligi A/S (Airlines) (a)	37
15,702	Turk Telekomunikasyon A/S (Diversified Telecommunication Services)	33
26,679	Turkcell Iletisim Hizmetleri A/S (Wireless Telecommunication Services)	98
68,670	Turkiye Garanti Bankasi A/S (Banks)	181
18,197	Turkiye Halk Bankasi A/S (Banks)	54
46,359	Turkiye Is Bankasi A/S, C Shares (Banks)	74
19,851	Turkiye Sise ve Cam Fabrikalari A/S (Industrial Conglomerates)	25
20,860	Turkiye Vakiflar Bankasi TAO, Class – D (Banks)	33
5,262	Ulker Biskuvi Sanayi A/S (Food Products)	38
29,729	Yapi ve Kredi Bankasi A/S (Banks) (a)	41

		1,553

	United Arab Emirates — 0.04%
65,514	Abu Dhabi Commercial Bank PJSC (Banks)	109
89,713	Aldar Properties PJSC (Real Estate Management & Development)	66
75,685	Arabtec Holding Co. (Construction & Engineering) (a)	28
4,936	DP World Ltd. (Transportation Infrastructure)	82
63,397	Dubai Financial Market (Diversified Financial Services)	22
41,078	Dubai Islamic Bank PJSC (Banks)	57
65,187	Emaar Malls Group PJSC (Real Estate Management & Development)	50
110,538	Emaar Properties PJSC (Real Estate Management & Development)	188
52,962	Emirates Telecommunications Group Co. PJSC (Diversified Telecommunication Services)	273
26,538	First Gulf Bank PJSC (Banks)	92
22,742	National Bank of Abu Dhabi (Banks)	60

		1,027

	United Kingdom — 18.06%
128,200	AA PLC (Diversified Consumer Services)	410
103,987	Aberdeen Asset Management PLC (Capital Markets)	390
103,548	Admiral Group PLC (Insurance)	2,815
4,200	Aggreko PLC (Commercial Services & Supplies)	72
88,568	Anglo American PLC (Metals & Mining)	868
52,288	Aon PLC (Insurance)	5,711
8,000	ARM Holdings PLC (Semiconductors & Semiconductor Equipment)	121
3,600	Associated British Foods PLC (Food Products)	131

Shares	Security Description	Value (000)
	United Kingdom (continued)
564,705	AstraZeneca PLC (Pharmaceuticals)	$33,754
1,915,937	Aviva PLC (Insurance)	10,098
100,608	Babcock International Group PLC (Commercial Services & Supplies)	1,216
1,574,155	BAE Systems PLC (Aerospace & Defense)	11,017
916,898	Balfour Beatty PLC (Construction & Engineering) (a)	2,635
2,976,277	Barclays PLC (Banks)	5,535
260,000	BCA Marketplace PLC, Registered Shares (Specialty Retail)	581
48,156	Bellway PLC (Household Durables)	1,221
1,102,178	BHP Billiton PLC (Metals & Mining)	13,948
5,712,982	BP PLC (Oil, Gas & Consumable Fuels)	33,434
295,711	British American Tobacco PLC (Tobacco)	19,167
809,807	BT Group PLC (Diversified Telecommunication Services)	4,450
236,178	Capital Shopping Centres Group PLC (Real Estate Investment Trusts)	918
125,853	Carnival PLC (Hotels, Restaurants & Leisure)	5,583
2,668,182	Centrica PLC (Multi-Utilities)	8,067
1,428,922	Cobham PLC (Aerospace & Defense)	3,010
57,058	Coca-Cola European Partners PLC (Beverages)	2,036
113,575	Compass Group PLC (Hotels, Restaurants & Leisure)	2,160
358,002	Debenhams PLC (Multiline Retail)	265
52,330	Delphi Automotive PLC (Auto Components)	3,276
262,170	Diageo PLC (Beverages)	7,323
327,960	Direct Line Insurance Group PLC (Insurance)	1,516
18,600	Ensco PLC, Class – A, ADR (Energy Equipment & Services)	181
8,300	Fidessa Group PLC (Software)	219
699,845	G4S PLC (Commercial Services & Supplies)	1,715
1,752,039	GlaxoSmithKline PLC (Pharmaceuticals)	37,618
30,430	Grainger PLC (Real Estate Management & Development)	86
7,268	Greene King PLC (Hotels, Restaurants & Leisure)	76
5,700	Halma PLC (Electronic Equipment, Instruments & Components)	78
62,129	Hargreaves Lansdown PLC (Capital Markets)	1,036
25,500	Henderson Group PLC (Capital Markets)	72
48,964	Home Retail Group PLC (Internet & Catalog Retail)	100
3,828,195	HSBC Holdings PLC (Banks)	23,713
89,680	ICAP PLC (Capital Markets)	505
49,055	IG Group Holdings PLC (Diversified Financial Services)	531
100,159	Imperial Brands PLC (Tobacco)	5,431
109,705	Inmarsat PLC (Diversified Telecommunication Services)	1,182
44,977	InterContinental Hotels Group PLC (Hotels, Restaurants & Leisure)	1,658
672,303	International Consolidated Airlines Group SA (Airlines)	3,334
63,275	Investec PLC (Capital Markets)	393
2,240,315	ITV PLC (Media)	5,370
857,137	J Sainsbury PLC (Food & Staples Retailing)	2,670

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United Kingdom (continued)
1,067,132	Legal & General Group PLC (Insurance)	$2,731
113,651	Liberty Global PLC, Class – A (Media) (a)	3,303
161,904	Liberty Global PLC, Class – C (Media) (a)	4,639
9,944,670	Lloyds Banking Group PLC (Banks)	7,202
199,751	Marks & Spencer Group PLC (Multiline Retail)	855
52,538	Meggitt PLC (Aerospace & Defense)	286
22,400	Micro Focus International PLC (Software) (b)	483
106,004	Moneysupermarket.com Group PLC (Internet Software & Services)	384
884,107	National Grid PLC (Multi-Utilities)	12,999
130,244	Ocado Group PLC (Internet & Catalog Retail)^ (a)	402
865,389	Old Mutual PLC (Insurance)	2,337
394,925	Page Group (Professional Services)	1,568
383,445	Pearson PLC (Media)	4,987
155,411	Persimmon PLC (Household Durables)	3,014
32,596	Provident Financial PLC (Consumer Finance)	1,005
240,818	Prudential PLC (Insurance)	4,086
21,061	RecKitt Benckiser Group PLC (Household Products)	2,111
247,870	Rentokil Initial PLC (Commercial Services & Supplies)	640
721,393	Rio Tinto PLC (Metals & Mining)	22,407
878,130	Royal Dutch Shell PLC, A Shares (Oil, Gas & Consumable Fuels)	24,114
1,122,620	Royal Dutch Shell PLC, B Shares (Oil, Gas & Consumable Fuels)	31,010
386,873	Royal Mail PLC (Air Freight & Logistics)	2,599
4,400	Shaftesbury PLC (Real Estate Investment Trusts)	52
1,900	Spirax-Sarco Engineering PLC (Machinery)	95
56,700	Sports Direct International (Specialty Retail) (a)	243
812,710	SSE PLC (Electric Utilities)	16,912
359,126	Standard Life PLC (Insurance)	1,417
305,690	Tate & Lyle PLC (Food Products)	2,733
273,618	Taylor Wimpey PLC (Household Durables)	485
79,921	The Berkeley Group Holdings PLC (Household Durables)	2,698
421,644	Thomas Cook Group PLC (Hotels, Restaurants & Leisure) (a)	354
61,548	Tullow Oil PLC (Oil, Gas & Consumable Fuels) (a)	217
114,863	Unilever PLC (Personal Products)	5,503
10,076,198	Vodafone Group PLC (Wireless Telecommunication Services)	30,715
1,141,090	William Morrison Supermarkets PLC (Food & Staples Retailing)	2,864
19,943	Willis Towers Watson PLC (Insurance)	2,479

		467,625

	United States — 0.47%
3,066	Amazon.com, Inc. (Internet & Catalog Retail) (a)	2,194

Shares	Security Description	Value (000)
	United States (continued)
102,340	Cognizant Technology Solutions Corp. (IT Services) (a)	$5,858
74,900	International Game Technology PLC (Hotels, Restaurants & Leisure)	1,404
14,184	Liberty Global PLC LiLAC, Class – A (Media) (a)	458
20,206	Liberty Global PLC LiLAC, Class – C (Media) (a)	656
41,100	Samsonite International SA (Textiles, Apparel & Luxury Goods)	114
2,716	Southern Copper Corp. (Metals & Mining)	73
16,872	WABCO Holdings, Inc. (Machinery) (a)	1,545

		12,302

	Total Common Stocks	2,343,039

	Preferred Stocks — 0.73%
	Brazil — 0.08%
86,232	Banco Bradesco SA – Preferred (Banks)	677
5,300	Braskem SA – Preferred, Class – A (Chemicals)	31
6,600	Centrais Eletricas Brasileiras SA – Preferred, B Shares (Electric Utilities) (a)	36
25,400	Companhia Energetica de Minas Gerais SA – Preferred, ADR (Electric Utilities)	57
6,300	Companhia Energetica de Sao Paulo – Preferred, B Shares (Independent Power and Renewable Electricity Producers)	23
3,400	Companhia Paranaense de Energia-COPEL – Preferred, B Shares (Electric Utilities)	31
29,300	Gerdau SA – Preferred (Metals & Mining)	54
119,829	Itausa – Investimentos Itau SA – Preferred (Banks)	280
17,230	Lojas Americanas SA – Preferred (Multiline Retail)	86
119,100	Petroleo Brasileiro SA – Preferred (Oil, Gas & Consumable Fuels) (a)	348
12,300	Suzano Papel e Celulose SA – Preferred, Class – A (Paper & Forest Products)	43
14,200	Telefonica Brasil SA – Preferred (Diversified Telecommunication Services)	194
58,600	Vale SA – Preferred (Metals & Mining)	236

		2,096

	Chile — 0.00%
8,758	Embotelladora Andina SA – Preferred, B Shares (Beverages)	31
2,759	Sociedad Quimica y Minera de Chile SA – Preferred, B Shares (Chemicals)	68

		99

	Colombia — 0.01%
14,406	Bancolombia SA – Preferred (Banks)	126
111,222	Grupo Aval Acciones y Valores SA – Preferred (Banks)	45
2,178	Grupo de Inversiones Suramericana – Preferred (Diversified Financial Services)	28

		199

	Germany — 0.60%
12,241	Bayerische Motoren Werke Aktiengesellschaft – Preferred (Automobiles)	780

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares or Principal Amount (000)	Security Description	Value (000)
	Preferred Stocks (continued)
	Germany (continued)
27,033	Henkel AG & Co. KGaA – Preferred (Household Products)	$3,303
40,678	Porsche Automobil Holding SE – Preferred (Automobiles)	1,880
78,086	Volkswagen AG – Preferred (Automobiles)	9,456

		15,419

	Russia — 0.01%
48	AK Transneft OAO – Preferred (Oil, Gas & Consumable Fuels)	125
213,400	Surgutneftegas – Preferred (Oil, Gas & Consumable Fuels)	129

		254

	South Korea — 0.03%
289	Amorepacific Corp. – Preferred (Personal Products)	62
1,129	Hyundai Motor Co. Ltd. – Preferred (Automobiles)	95
665	Hyundai Motor Co. Ltd. – Preferred (Automobiles)	55
257	LG Chem Ltd. – Preferred (Chemicals)	43
568	Samsung Electronics Co. Ltd. – Preferred (Technology Hardware, Storage & Peripherals)	586

		841

	Total Preferred Stocks	18,908

	Right — 0.00%
	Chile — 0.00%
1,078	Empresa Nacional de Telecomunicaciones SA RTS (Wireless Telecommunication Services) (a)	1

	Total Right	1

	Convertible Bond — 0.00%
	Bermuda — 0.00%
$72	Weatherford International PLC, 5.88%, 7/1/21 (Energy Equipment & Services)	78

	Total Convertible Bond	78

	U.S. Treasury Obligation — 0.00%
114	U.S. Treasury Bill, 0.21%, 9/15/16 (c) (e)	114

	Total U.S. Treasury Obligation	114

	Time Deposit — 0.88%
22,751	State Street Liquidity Management Control System Eurodollar Time Deposit, 0.01%, 7/1/16	22,751

	Total Time Deposit	22,751

	Exchange-Traded Fund — 0.37%
345,257	iShares MSCI India ETF	9,640

	Total Exchange-Traded Fund	9,640

	Mutual Funds — 6.46%
334,000	Dreyfus Treasury Prime Cash Management Fund, 0.16% (d)	334
20,878,000	Federated Treasury Obligations Fund, Institutional Shares, 0.25%^^ (d)	20,878
141,357,000	SSgA Treasury Money Market Fund, 0.09% (d)	141,357

Shares or Principal Amount (000)	Security Description	Value (000)
	Mutual Funds (continued)
2,394,000	SSgA U.S. Government Money Market Fund, 0.00% (d)	$2,394
2,296,000	SSgA U.S. Treasury Money Market Fund, 0.10% (d)	2,296

	Total Mutual Funds	167,259

	Repurchase Agreement — 0.57%
$14,641	Jefferies LLC, 0.55%, 7/1/16 (Purchased on 6/30/16, proceeds at maturity $14,641,048 collateralized by U.S. Treasury Obligations, 0.27% – 2.24%, 8/15/16 – 11/15/45 fair value $14,933,641)^^	14,641

	Total Repurchase Agreement	14,641

	Total Investments (cost $2,711,043) — 99.46%	2,576,431
	Other assets in excess of liabilities — 0.54%	13,865

	Net Assets — 100.00%	$2,590,296

Amounts designated as “—” are $0 or have been rounded to $0.

*	Security was fair valued on June 30, 2016 and represents a Level 2 security. Refer to Note 2 in the Notes to Financial Statements.

^	All or part of this security was on loan as of June 30, 2016. The total value of securities on loan as of June 30, 2016, was $35,405 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2016.

(a)	Represents non-income producing security.

(b)

Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(c)	Rate disclosed represents effective yield at purchase.

(d)	The rate disclosed is the rate in effect on June 30, 2016.

(e)	All or part of this security has been pledged as collateral for derivative instruments held by the Portfolio.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

FDR — Fiduciary Depositary Receipt

GDR — Global Depositary Receipt

NVDR — Non-Voting Depository Receipt

REIT — Real Estate Investment Trust

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2016

Investment in a company which was affiliated for the year ending June 30, 2016, was as follows:

Security	Value 6/30/15 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Net Capital and Realized Gain(Loss) (000)	Change in Unrealized Appreciation/ (Depreciation) (000)	Value 6/30/16 (000)	Dividend Income (000)
HC Capital Trust – The Emerging Markets Portfolio, Strategic Shares	$—	$51,177	$(50,235)	$(942)	$—	$—	$1,177

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager.

The Institutional International Equity Portfolio	Artisan Partners LP	Cadence Capital Management, LLC	Capital Guardian Trust Company	Causeway Capital Management LLC	Lazard Asset Management LLC	Mellon Capital Management Corporation	Parametric Portfolio Associates, LLC	HC Capital Solutions	Total
Common Stocks	7.11%	56.52%	2.24%	10.58%	10.02%	3.98%	—	—	90.45%
Preferred Stocks	0.13%	0.10%	—	0.37%	—	0.13%	—	—	0.73%
Right	—	—	—	—	—	0.00%	—	—	0.00%
Convertible Bond	—	—	0.00%	—	—	—	—	—	0.00%
U.S. Treasury Obligation	—	—	—	—	—	0.00%	—	—	0.00%
Time Deposit	0.47%	—	0.07%	0.34%	—	—	—	—	0.88%
Exchange-Traded Fund	—	—	—	—	—	0.37%	—	—	0.37%
Mutual Funds	0.06%	0.69%	0.03%	—	0.10%	0.07%	2.71%	2.80%	6.46%
Repurchase Agreement	0.04%	0.48%	0.02%	—	0.01%	0.02%	—	—	0.57%
Other Assets (Liabilities)	-0.01%	-0.53%	-0.03%	0.09%	0.05%	-0.01%	0.98%	—	0.54%

Total Net Assets	7.80%	57.26%	2.33%	11.38%	10.18%	4.56%	3.69%	2.80%	100.00%

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2016.

Long/(Short) Futures

Number of Contracts	Futures Contracts Positions^	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
(176)	Euro FX Currency Future	$(24,437)	9/19/16	$674
2,018	Euro STOXX 50 Future	63,928	9/16/16	3,471
(223)	Japanese Yen Future	(27,058)	9/19/16	(1,012)
1,162	Mini MSCI EAFE Index Future	93,843	9/16/16	3,400
45	Mini MSCI Emerging Markets Index Future	1,878	9/16/16	53

	Net Unrealized Appreciation/(Depreciation)			$6,586

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks — 87.02%
	Brazil — 6.73%
506,300	AES Tiete Energia SA (Independent Power and Renewable Electricity Providers)	$2,325
4,247,600	Ambev SA (Beverages)	25,194
1,244,100	BB Seguridade Participacoes SA (Insurance)	10,811
1,148,300	Cia Hering (Specialty Retail)	5,299
724,850	Companhia Vale do Rio Doce, ADR (Metals & Mining)	2,907
457,081	CPFL Energia SA (Electric Utilities)	2,917
900,400	Cyrela Brazil Realty SA Empreendimentos (Household Durables)	2,857
2,619,188	Duratex SA (Paper & Forest Products)	6,924
354,409	Embraer SA, ADR (Aerospace & Defense)	7,698
212,500	Fibria Celulose SA (Paper & Forest Products)	1,429
855,629	Fibria Celulose SA – Sponsored ADR (Paper & Forest Products)	5,784
2,956,248	Gerdau SA, ADR (Metals & Mining)	5,380
916,637	Itau Unibanco Holding SA, ADR (Banks)	8,653
186,105	Itau Unibanco Holding SA (Banks)	1,753
2,741,100	JBS SA (Food Products)	8,534
631,085	Magnesita Refratarios SA (Construction Materials) (a)(b)	2,888
598,900	Natura Cosmeticos SA (Personal Products)	4,753
1,120,451	Petroleo Brasileiro SA, ADR (Oil, Gas & Consumable Fuels) (a)	8,022
629,545	Telefonica Brasil SA, ADR (Diversified Telecommunication Services)	8,562
147,900	Transmissora Alianca de Energia Eletrica SA (Electric Utilities)	892

		123,582

	Chile — 1.61%
30,908	Banco de Credito e Inversiones SA (Banks)	1,340
1,789,565	Cencosud SA (Food & Staples Retailing)	5,100
3,164,700	Empresa Nacional de Electricidad SA (Independent Power and Renewable Electricity Producers)	2,927
810,896	Empresa Nacional de Telecomunicaciones SA (Wireless Telecommunication Services) (a)(b)	7,352
3,164,700	Endesa Americas SA (Electric Utilities)	1,458
18,362,344	Enersis Chile SA (Electric Utilities)	2,164
18,362,344	Enersis SA (Electric Utilities)	3,148
555,143,161	Itau CorpBanca (Banks)	4,713
849,700	Vina Concha y Toro SA (Beverages)	1,342

		29,544

	China — 21.13%
25,058,000	Agricultural Bank of China Ltd., H Shares (Banks)	9,207
3,770,500	Anhui Conch Cement Co. Ltd., H Shares (Construction Materials)	9,129
36,444,100	Bank of China Ltd., H Shares (Banks)	14,648
11,019,000	Bank of Communications Co. Ltd., H Shares (Banks)	7,010

Shares	Security Description	Value (000)
	China (continued)
5,932,000	Brilliance China Automotive Holdings Ltd. (Automobiles)	$6,125
4,937,000	CAR, Inc. (Road & Rail)^ (a)	4,827
24,290,000	China Communications Services Corp. Ltd., H Shares (Diversified Telecommunication Services) (b)	12,731
62,664,350	China Construction Bank Corp., H Shares (Banks)	41,776
3,194,000	China Everbright Bank Co. Ltd., H Shares (Banks) (a)	1,467
4,059,000	China Life Insurance Co. Ltd., H Shares (Insurance)	8,752
5,318,000	China Merchants Bank Co. Ltd., H Shares (Banks)	11,999
133,862	China Mobile Ltd., ADR (Wireless Telecommunication Services)	7,751
3,147,000	China Mobile Ltd. (Wireless Telecommunication Services)	36,362
10,995,400	China Petroleum & Chemical Corp., H Shares (Oil, Gas & Consumable Fuels)	7,946
3,358,000	China Railway Construction Corp. Ltd., H Shares (Construction & Engineering) (a)	4,231
13,330,000	China Resources Cement Holdings Ltd. (Construction Materials)	4,298
8,568,143	China Resources Power Holdings Co. Ltd. (Independent Power and Renewable Electricity Producers)	12,859
7,824,000	China Shenhua Energy Co. Ltd., H Shares (Oil, Gas & Consumable Fuels)	14,552
1,618,600	China Vanke Co. Ltd., H Shares (Real Estate Management & Development)	3,198
3,973,000	China Zhentong Auto Services Holdings Ltd. (Specialty Retail)	1,469
2,898,000	Chongqing Rural Commercial Bank Co. Ltd., H Shares (Banks)	1,476
12,390,000	CNOOC Ltd. (Oil, Gas & Consumable Fuels)	15,466
16,267,780	Cosco Pacific Ltd. (Transportation Infrastructure) (b)	16,242
6,981,000	Country Garden Holdings Co. (Real Estate Management & Development)	2,952
5,750,000	Dongfeng Motor Group Co. Ltd., H Shares (Automobiles)	6,061
888,000	ENN Energy Holdings Ltd. (Gas Utilities)	4,398
1,784,800	Haitong Securities Co. Ltd., H Shares (Capital Markets)	3,041
68,290,440	Industrial & Commercial Bank of China Ltd., H Shares (Banks)	38,085
3,000,000	Jiangsu Expressway Co. Ltd., H Shares (Transportation Infrastructure)	4,190
5,729,000	Lee & Man Paper Manufacturing Ltd. (Paper & Forest Products)	4,280
12,548,000	Lianhua Supermarket Holdings Ltd., H Shares (Food & Staples Retailing)^ (a)(b)	4,900
58,110,737	Parkson Retail Group Ltd. (Multiline Retail)^ (b)	5,128
8,200,000	PetroChina, H Shares (Oil, Gas & Consumable Fuels)	5,652
1,708,000	Ping An Insurance Group Co. of China (Insurance)	7,568

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	China (continued)
8,096,000	Shanghai Industrial Holdings Ltd. (Industrial Conglomerates) (b)	$18,406
1,600,200	Shanghai Pharmaceuticals Holding Co. Ltd., H Shares (Health Care Providers & Services) (a)	3,548
1,722,000	Shimao Property Holdings Ltd. (Real Estate Management & Development)	2,189
6,931,000	Sinotrans Ltd., H Shares (Air Freight & Logistics)	3,095
2,217,000	Soho China Ltd. (Real Estate Management & Development)	1,070
9,709,000	Weichai Power Co. Ltd. (Machinery)	9,997
10,236,000	Zhejiang Expressway Co. Ltd., H Shares (Transportation Infrastructure)	9,684

		387,765

	Colombia — 0.24%
9,391,036	Ecopetrol SA (Oil, Gas & Consumable Fuels) (a)	4,486

	Egypt — 0.25%
1,028,525	Commercial International Bank Egypt SAE (Banks)	4,630

	Hong Kong — 1.56%
11,117,000	Belle International Holdings Ltd. (Textiles, Apparel & Luxury Goods)	6,543
7,240,337	Evergrande Real Estate Group Ltd. (Real Estate Management & Development)^	4,468
2,269,000	Far East Horizon Ltd. (Diversified Financial Services)	1,772
4,720,000	Franshion Properties China Ltd. (Real Estate Management & Development)	1,336
951,000	Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)	2,845
1,228,400	Guangzhou R&F Properties Co. Ltd., H Shares (Real Estate Management & Development)	1,557
3,040,000	Haier Electronics Group Co. Ltd. (Household Durables)	4,645
3,796,000	Nagacorp Ltd. (Hotels, Restaurants & Leisure)	2,535
4,303,500	Sino-Ocean Land Holdings Ltd. (Real Estate Management & Development)	1,874
8,836,000	Yuexiu Property Co. Ltd. (Real Estate Management & Development)	1,090

		28,665

	Hungary — 0.85%
78,140	MOL Hungarian Oil & Gas PLC (Oil, Gas & Consumable Fuels)	4,526
203,786	OTP Bank Nyrt PLC (Banks)	4,563
325,571	Richter Gedeon Nyrt (Pharmaceuticals)	6,480

		15,569

	India — 8.43%
39,800	ACC Ltd. (Construction Materials)	955
609,400	Ambuja Cements Ltd. (Construction Materials)	2,308
146,400	Bajaj Auto Ltd. (Automobiles)	5,849
4,973,565	Bank of India (Banks)	7,498

Shares	Security Description	Value (000)
	India (continued)
304,300	Bharat Pertoleum Corp. Ltd. (Oil, Gas & Consumable Fuels)	$4,842
763,070	Cairn India Ltd. (Oil, Gas & Consumable Fuels)	1,599
8,842,285	Chennai Super Kings Cricket Ltd. (Media)* (a)	—
1,157,900	Coal India Ltd. (Oil, Gas & Consumable Fuels)	5,382
268,400	GAIL India Ltd. (Gas Utilities)	1,536
3,827,941	ICICI Bank Ltd. (Banks)	13,702
5,461,555	India Cements Ltd. (Construction Materials) (a)	9,201
336,188	Infosys Ltd. (IT Services)	5,835
1,715,965	ITC Ltd. (Tobacco)	9,395
3,594,034	NMDC Ltd. (Metals & Mining)	5,018
5,434,242	NTPC Ltd. (Independent Power and Renewable Electricity Producers)	12,613
1,304,590	Oil & Natural Gas Corp. Ltd. (Oil, Gas & Consumable Fuels)	4,197
207,400	Oil India Ltd. (Oil, Gas & Consumable Fuels)	1,086
1,458,111	Oriental Bank of Commerce (Banks)	2,349
2,120,259	Punjab National Bank (Banks) (a)	3,345
1,005,443	Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	14,483
1,301,159	Rolta India Ltd. (IT Services)	1,244
252,904	Rural Electrification Corp. Ltd. (Diversified Financial Services)	652
3,874,618	State Bank of India (Banks)	12,623
5,802,442	Steel Authority of India Ltd. (Metals & Mining)	3,919
173,424	Tata Consultancy Services Ltd. (IT Services)	6,573
948,100	Tata Power Co. Ltd. (Electric Utilities)	1,032
1,151,679	Tech Mahindra Ltd. (IT Services)	8,659
1,061,700	Wipro Ltd. (IT Services)	8,800

		154,695

	Indonesia — 1.82%
3,087,277	PT Astra Agro Lestari Tbk (Food Products) (a)	3,464
13,490,300	PT Astra International Tbk (Automobiles)	7,607
6,338,800	PT Bank Rakyat Indonesia Persero Tbk (Banks)	5,217
856,200	PT Indocement Tunggal Prakarsa Tbk (Construction Materials)	1,101
4,941,700	PT Indofood Sukses Makmur Tbk (Food Products)	2,720
6,255,800	PT Perusahaan Gas Negara Tbk (Gas Utilities)	1,116
1,726,500	PT Semen Gresik (Persero) Tbk (Construction Materials)	1,230
28,878,850	PT Telekomunikasi Indonesia Persero Tbk (Diversified Telecommunication Services)	8,788
1,914,500	PT United Tractors Tbk (Machinery)	2,160

		33,403

	Malaysia — 1.76%
1,419,400	AMMB Holdings Berhad (Banks)	1,568

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Malaysia (continued)
1,047,487	Berjaya Sports Toto Berhard (Hotels, Restaurants & Leisure)	$791
5,460,038	CIMB Group Holdings Berhad (Banks)	5,944
1,914,100	Felda Global Ventures Holdings Berhad (Food Products)	720
4,461,000	IOI Corp. Berhad (Food Products)	4,798
331,400	Lafarge Malayan Cement Berhad (Construction Materials)	644
3,212,714	Malayan Banking Berhad (Banks)	6,505
1,456,500	Maxis Berhad (Wireless Telecommunication Services)	2,132
3,312,900	Sime Darby Berhad (Industrial Conglomerates)	6,247
903,200	UMW Holdings Berhad (Automobiles)	1,288
2,990,700	YTL Corp. Berhad (Multi-Utilities)	1,242
977,000	YTL Power International Berhad (Multi-Utilities)	342

		32,221

	Mexico — 3.47%
2,481,018	Alpek SAB de CV (Chemicals)	4,071
10,022,000	America Movil SAB de CV (Wireless Telecommunication Services)	6,163
798,300	Coca-Cola FEMSA SAB de CV, Series L (Beverages)	6,617
1,026,500	Compartamos SAB de CV (Consumer Finance)	1,839
2,632,900	Consorcio ARA SAB de CV (Household Durables) (b)	946
2,210,000	Fibra Uno Amdinistracion SA (Real Estate Investment Trusts)	4,709
398,405	Grupo Aeroportuario del Sureste SAB de CV, Class – B (Transportation Infrastructure)	6,350
1,208,759	Grupo Financiero Santander Mexico SAB de CV, Class – B, ADR (Banks)	10,988
3,355,245	Grupo Mexico SAB de CV, Series B (Metals & Mining)	7,864
2,999,100	Kimberly-Clark de Mexico SAB de CV, A Shares (Household Products)	7,087
2,302,582	Mexichem SAB de CV (Chemicals)	4,855
449,905	Telesites SAB de CV (Diversified Telecommunication Services) (a)	278
101,992	Volaris Aviation Holding Co., ADR (Airlines) (a)	1,906

		63,673

	Peru — 0.54%
64,700	Credicorp Ltd. (Banks)	9,985

	Philippines — 0.96%
2,329,620	Aboitiz Equity Ventures, Inc. (Industrial Conglomerates)	3,870
1,424,300	Aboitiz Power Corp. (Independent Power and Renewable Electricity Producers)	1,399
3,933,000	Alliance Global Group, Inc. (Industrial Conglomerates)	1,242
7,746,700	DMCI Holdings, Inc. (Industrial Conglomerates)	2,085
2,472,930	Metropolitan Bank & Trust Co. (Banks)	4,766

Shares	Security Description	Value (000)
	Philippines (continued)
93,800	Philippine Long Distance Telephone Co. (Wireless Telecommunication Services)	$4,290

		17,652

	Poland — 1.47%
31,700	Bank Handlowy w Warszawie SA (Banks)	578
128,500	Bank Pekao SA (Banks)^	4,488
196,700	Energa SA (Electric Utilities) (a)	476
1,475,693	Powszechna Kasa Oszczednosci Bank Polski SA (Banks)	8,751
1,574,650	Powszechny Zaklad Ubezpieczen SA (Insurance)	11,480
512,200	Synthos SA (Chemicals)	469
538,700	Telekomunikacja Polska SA (Diversified Telecommunication Services)^	695

		26,937

	Qatar — 0.46%
56,600	Doha Bank QSC (Banks)	551
265,255	Industries Qatar QSC (Industrial Conglomerates)	7,164
77,900	The Commercial Bank of Qatar QSC (Banks)	794

		8,509

	Russia — 2.89%
1,783,162	Gazprom OAO, ADR (Oil, Gas & Consumable Fuels) (b)	7,721
172,595	LUKOIL PJSC, ADR (Oil, Gas & Consumable Fuels)	7,224
350,619	LUKOIL PJSC, ADR (Oil, Gas & Consumable Fuels)	14,631
45,096	Magnit PJSC (Food & Staples Retailing)	6,374
74,956	MegaFon PJSC, GDR (Wireless Telecommunication Services) (a)(c)	787
439,790	MegaFon PJSC, GDR (Wireless Telecommunication Services) (c)	4,593
712,699	Rosneft Oil Co. OJSC, Registered Shares, GDR (Oil, Gas & Consumable Fuels) (c)	3,667
648,257	Sberbank of Russia, ADR (Banks)	5,686
225,164	Severstal, Registered Shares, GDR (Metals & Mining)	2,479

		53,162

	South Africa — 4.84%
101,400	African Rainbow Minerals Ltd. (Metals & Mining)	638
677,122	Barclays Africa Group Ltd. (Banks)	6,657
216,400	Coronation Fund Managers Ltd. (Capital Markets)^	984
276,400	Exxaro Resources Ltd. (Oil, Gas & Consumable Fuels)^	1,276
2,390,863	FirstRand Ltd. (Diversified Financial Services)	7,314
2,193,266	Growthpoint Properties Ltd. (Real Estate Investment Trusts)	3,841
470,300	Hyprop Investments Ltd. (Real Estate Investment Trusts)	4,150
849,724	Imperial Holdings Ltd. (Distributors)	8,698
98,143	Liberty Holdings Ltd. (Insurance)	803
1,766,700	Life Healthcare Group Holdings Ltd. (Health Care Providers & Services)	4,357
1,051,800	MMI Holdings Ltd. (Insurance)	1,626

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	South Africa (continued)
561,430	MTN Group Ltd. (Wireless Telecommunication Services)	$5,469
2,522,677	Nampak Ltd. (Containers & Packaging)	3,281
149,878	Pioneer Foods Group Ltd. (Food Products)	1,763
6,558,006	Redefine Properties Ltd. (Real Estate Investment Trusts)	5,045
501,500	Resilient REIT Ltd. (Real Estate Investment Trusts)	4,504
280,419	Sasol Ltd. (Oil, Gas & Consumable Fuels)	7,605
216,774	Shoprite Holdings Ltd. (Food & Staples Retailing)	2,461
755,158	Standard Bank Group Ltd. (Banks)	6,593
774,358	The Foschini Group Ltd. (Specialty Retail)	7,328
752,500	Truworths International Ltd. (Specialty Retail)	4,390

		88,783

	South Korea — 15.37%
17,360	Com2uS Corp. (Software) (a)	1,995
100,600	Coway Co. Ltd. (Household Durables)	9,162
86,500	Daewoo International Corp. (Trading Companies & Distributors)	1,900
169,700	Daewoo Securities Co. Ltd. (Capital Markets)	1,161
123,993	DGB Financial Group, Inc. (Banks)	939
40,300	Dongbu Insurance Co. Ltd. (Insurance)	2,426
11,640	Doosan Corp. (Industrial Conglomerates)^	946
75,783	E-Mart Co. Ltd. (Food & Staples Retailing)	11,438
96,300	GS Holdings Corp. (Oil, Gas & Consumable Fuels)	4,000
494,500	Halla Climate Control Corp. (Auto Components)	4,527
262,489	Hana Financial Group, Inc. (Banks)	5,338
115,997	Hankook Tire Co. Ltd. (Auto Components)	5,162
273,055	Hynix Semiconductor, Inc. (Semiconductors & Semiconductor Equipment)	7,772
20,600	Hyosung Corp. (Chemicals)	2,255
151,614	Hyundai Engineering & Construction Co. Ltd. (Construction & Engineering)	4,437
246,291	Hyundai Marine & Fire Insurance Co. Ltd. (Insurance)	6,282
39,386	Hyundai Mobis Co. Ltd. (Auto Components)	8,666
135,083	Hyundai Motor Co. Ltd. (Automobiles)	15,983
239,100	Industrial Bank of Korea (Banks)	2,330
213,500	Kangwon Land, Inc. (Hotels, Restaurants & Leisure)	7,749
318,511	KB Financial Group, Inc., ADR (Banks)	9,065
364,123	KB Financial Group, Inc. (Banks)	10,356
37,200	KEPCO Plant Service & Engineering Co. Ltd. (Commercial Services & Supplies)	2,104
225,381	Kia Motors Corp. (Automobiles)	8,494
150,277	Korea Electric Power Corp., ADR (Electric Utilities)	3,897
108,819	Korea Investment Holdings Co. Ltd. (Capital Markets)	4,012
201,800	Korea Life Insurance Co. Ltd. (Insurance)	1,017
243,230	KT Corp., ADR (Diversified Telecommunication Services)	3,468

Shares	Security Description	Value (000)
	South Korea (continued)
148,677	KT Corp. (Diversified Telecommunication Services)	$3,841
106,264	KT&G Corp. (Tobacco)	12,588
12,700	Kumho Petro Chemical Co. Ltd. (Chemicals)^	664
27,797	LG Chem Ltd. (Chemicals)	6,349
674,875	LG Display Co. Ltd. (Electronic Equipment, Instruments & Components)	15,629
97,796	LG Electronics, Inc. (Household Durables)	4,607
42,428	Lotte Shopping Co. Ltd. (Multiline Retail)	7,506
27,971	LS Corp. (Electrical Equipment)	1,375
27,600	LS Industrial Systems Co. Ltd. (Electrical Equipment)	1,146
71,962	POSCO (Metals & Mining)	12,751
67,298	POSCO, ADR (Metals & Mining)	2,995
32,100	Samsung Card Co. Ltd. (Consumer Finance)	1,163
34,968	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	43,557
454,158	Shinhan Financial Group Co. Ltd. (Banks)	14,932
8,798	SK Telecom Co. Ltd. (Wireless Telecommunication Services)	1,653
548,054	Woori Bank (Banks)	4,558

		282,195

	Taiwan — 9.45%
10,669,000	Advanced Semiconductor Engineering, Inc. (Semiconductors & Semiconductor Equipment)	12,138
1,564,971	Asia Cement Corp. (Construction Materials)	1,360
669,000	Asustek Computer, Inc. (Technology Hardware, Storage & Peripherals)	5,537
1,140,000	Casetek Holdings Ltd. (Technology Hardware, Storage & Peripherals)	4,020
2,362,000	Cheng Shin Rubber Industry Co. Ltd. (Auto Components)	4,980
650,920	Chicony Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	1,473
9,991,000	China Development Financial Holding Corp. (Banks)	2,423
780,000	China Motor Corp. (Automobiles)	592
2,382,000	Chunghwa Telecom Co. Ltd. (Diversified Telecommunication Services)	8,615
9,016,000	Compal Electronics, Inc. (Technology Hardware, Storage & Peripherals)	5,704
867,000	CTCI Corp. (Construction & Engineering)	1,269
1,152,000	Far EasTone Telecommunications Co. Ltd. (Wireless Telecommunication Services)	2,790
1,088,000	Formosa Taffeta Co. Ltd. (Textiles, Apparel & Luxury Goods)	1,054
3,434,996	Fubon Financial Holding Co. Ltd. (Diversified Financial Services)	4,050
1,000	Grand Pacific Petrochemical Corp. (Chemicals)	—
547,700	Highwealth Construction Corp. (Real Estate Management & Development)	906
4,622,763	Hon Hai Precision Industry Co. Ltd. (Electronic Equipment, Instruments & Components)	11,910

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Taiwan (continued)
973,000	HTC Corp. (Technology Hardware, Storage & Peripherals)	$3,150
3,360,000	Inventec Corp. (Technology Hardware, Storage & Peripherals)	2,403
403,000	Kinsus Interconnect Technology Corp. (Semiconductors & Semiconductor Equipment)	887
2,954,779	Lite-On Technology Corp. (Technology Hardware, Storage & Peripherals)	4,070
1,282,962	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	9,804
12,624,477	Mega Financial Holding Co. Ltd. (Banks)	9,549
829,000	Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	3,107
2,292,000	Pegatron Corp. (Technology Hardware, Storage & Peripherals)	4,868
1,620	Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	2
965,000	Powertech Technology, Inc. (Semiconductors & Semiconductor Equipment)	2,155
4,977,000	Quanta Computer, Inc. (Technology Hardware, Storage & Peripherals)	9,484
585,000	Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	923
602,000	Realtek Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	1,878
500,000	Ruentex Development Co. Ltd. (Real Estate Management & Development)	585
767,000	Ruentex Industries Ltd. (Textiles, Apparel & Luxury Goods)	1,158
22,642,969	Shin Kong Financial Holding Co. Ltd. (Insurance)	4,457
4,296,000	Siliconware Precision Industries Co. (Semiconductors & Semiconductor Equipment)	6,551
1,704,000	Simplo Technology Co. Ltd. (Electronic Equipment, Instruments & Components)	5,997
1,762,000	Synnex Technology International Corp. (Electronic Equipment, Instruments & Components)	1,912
2,369,000	Taiwan Cement Corp. (Construction Materials)	2,370
581,000	Taiwan Fertilizer Co. Ltd. (Chemicals)	776
1,217,000	Taiwan Mobile Co. Ltd. (Wireless Telecommunication Services)	4,253
3,181,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	16,032
280,000	Transcend Information, Inc. (Technology Hardware, Storage & Peripherals)	852
623,000	U-Ming Marine Transport Corp. (Marine)	483
1,126,000	Vanguard International Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	1,861
777,000	Wan Hai Lines Ltd. (Marine)	431
3,439,878	Wistron Corp. (Technology Hardware, Storage & Peripherals)	2,406

Shares	Security Description	Value (000)
	Taiwan (continued)
1,963,000	WPG Holdings Ltd. (Electronic Equipment, Instruments & Components)	$2,293

		173,518

	Thailand — 1.61%
543,100	Advanced Info Service Public Co. Ltd. (Wireless Telecommunication Services)	2,448
2,693,400	Bangkok Bank Public Co. Ltd. – Foreign Registered Shares (Banks)	12,473
252,800	Bangkok Bank Public Co. Ltd. – NVDR (Banks)	1,145
1,182,400	Banpu Public Co. Ltd., Registered Shares (Oil, Gas & Consumable Fuels)	497
1,032,900	BEC World Public Co. Ltd. (Media)	672
6,056,300	BTS Group Holdings Public Co. Ltd. (Road & Rail)	1,657
517,900	Delta Electronics (Thailand) Public Co. Ltd. (Electronic Equipment, Instruments & Components)	1,009
273,800	Glow Energy Public Co. Ltd. (Independent Power and Renewable Electricity Producers)	670
1,823,700	Krung Thai Bank Public Co. Ltd. – NVDR (Banks)	850
847,642	PTT Chemical Public Co. Ltd. (Chemicals)	1,439
1,275,075	PTT Exploration & Production Public Co. Ltd. (Oil, Gas & Consumable Fuels)	3,063
807,000	Siam Commercial Bank Public Co. Ltd. – NVDR (Banks)	3,209
289,000	Thai Oil Public Co. Ltd. (Oil, Gas & Consumable Fuels)	496

		29,628

	Turkey — 0.94%
253,137	Coca-Cola Icecek A/S (Beverages)	3,094
1,368,200	Eregli Demir ve Celik Fabrikalari TAS (Metals & Mining)	1,936
1	Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S, Class – D (Metals & Mining)	—
310,900	TAV Havalimanlari Holding A/S (Transportation Infrastructure)	1,336
238,200	Tofas Turk Otomobil Fabrikasi A/S (Automobiles)	1,959
491,400	Turk Telekomunikasyon A/S (Diversified Telecommunication Services)	1,036
2,673,517	Turkiye Halk Bankasi A/S (Banks)	7,961

		17,322

	United Arab Emirates — 0.64%
1,032,300	Abu Dhabi Commercial Bank PJSC (Banks)	1,707
942,500	Dubai Islamic Bank PJSC (Banks)	1,317
3,373,836	Emaar Properties PJSC (Real Estate Management & Development)	5,739
858,100	First Gulf Bank PJSC (Banks)	2,951

		11,714

	Total Common Stocks	1,597,638

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares or Principal Amount (000)	Security Description	Value (000)
	Preferred Stocks — 2.58%
	Brazil — 1.49%
2,416,700	Banco do Estado do Rio Grande do Sul SA – Preferred, B Shares (Banks)	$6,396
1,307,712	Companhia Energetica de Minas Gerais SA – Preferred, ADR (Electric Utilities)	2,943
170,100	Companhia Paranaense de Energia-COPEL – Preferred, B Shares (Electric Utilities)	1,540
1,732,100	Gerdau SA – Preferred (Metals & Mining)	3,176
1,082,523	Itausa – Investimentos Itau SA – Preferred (Banks)	2,528
4,499,600	Marcopolo SA – Preferred (Machinery)	3,362
346,356	Metalurgica Gerdau SA – Preferred (Metals & Mining)	214
5,687,522	Randon Participacoes SA – Preferred (Machinery) (a)(b)	5,774
104,700	Telefonica Brasil SA – Preferred (Diversified Telecommunication Services)	1,428

		27,361

	Colombia — 0.07%
3,182,800	Grupo Aval Acciones y Valores SA – Preferred (Banks)	1,286

	South Korea — 1.02%
69,900	Hyundai Motor Co. Ltd. – Preferred (Automobiles)	5,872
44,800	Hyundai Motor Co. Ltd. – Preferred (Automobiles)	3,692
8,897	Samsung Electronics Co. Ltd. – Preferred (Technology Hardware, Storage & Peripherals)	9,180

		18,744

	Total Preferred Stocks	47,391

	Right — 0.01%
	Chile — 0.01%
222,210	Empresa Nacional de Telecomunicaciones SA RTS (Wireless Telecommunication Services) (a)	215

	Total Right	215

	Time Deposit — 0.45%
$8,175	State Street Liquidity Management Control System Eurodollar Time Deposit, 0.01%, 7/1/16	8,175

	Total Time Deposit	8,175

	Exchange-Traded Funds — 1.72%
857,602	iShares MSCI Emerging Markets Index Fund ETF	29,468
60,544	Vanguard FTSE Emerging Markets ETF	2,132

	Total Exchange-Traded Funds	31,600

	Mutual Funds — 6.19%
6,423,000	Federated Treasury Obligations Fund, Institutional Shares, 0.25%^^ (d)	6,423
107,237,000	SSgA Treasury Money Market Fund, 0.09% (d)	107,237

	Total Mutual Funds	113,660

Principal Amount (000)	Security Description	Value (000)
	Repurchase Agreement — 0.25%
$4,504	Jefferies LLC, 0.55%, 7/1/16 (Purchased on 6/30/16, proceeds at maturity $4,504,464 collateralized by U.S. Treasury Obligations, 0.27% – 2.24%, 8/15/16 – 11/15/45 fair value $4,594,483)^^	$4,504

	Total Repurchase Agreement	4,504

	Total Investments (cost $2,012,822) — 98.22%	1,803,183
	Other assets in excess of liabilities — 1.78%	32,737

	Net Assets—100.00%	$1,835,920

Amounts designated as “—” are $0 or have been rounded to $0.

*	Security was fair valued on June 30, 2016 and represents a Level 2 security. Refer to Note 2 in the Notes to Financial Statements.

^	All or part of this security was on loan as of June 30, 2016. The total value of securities on loan as of June 30, 2016, was $10,872 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2016.

(a)	Represents non-income producing security.

(b)	These securities have been deemed illiquid by the Specialist Manager and represent 4.47% of the Portfolio’s net assets.

(c)

Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(d)	The rate disclosed is the rate in effect on June 30, 2016.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

GDR — Global Depositary Receipt

NVDR — Non-Voting Depository Receipt

REIT — Real Estate Investment Trust

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (concluded) — June 30, 2016

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager.

The Emerging Markets Portfolio	Boston Company Asset Management, LLC	Mellon Capital Management Corporation	Parametric Portfolio Associates, LLC	HC Capital Solutions	Total
Common Stocks	44.10%	42.92%	—	—	87.02%
Preferred Stocks	1.24%	1.34%	—	—	2.58%
Right	0.01%	—	—	—	0.01%
Time Deposit	0.45%	—	—	—	0.45%
Exchange-Traded Funds	0.57%	1.15%	—	—	1.72%
Mutual Funds	0.05%	0.39%	3.91%	1.84%	6.19%
Repurchase Agreement	0.04%	0.21%	—	—	0.25%
Other Assets (Liabilities)	0.44%	0.90%	0.44%	—	1.78%

Total Net Assets	46.90%	46.91%	4.35%	1.84%	100.00%

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2016.

Long Futures

Number of Contracts	Futures Contracts Positions^	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
1,795	Mini MSCI Emerging Markets Index Future	$74,914	9/16/16	$1,822

	Net Unrealized Appreciation/(Depreciation)			$1,822

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Asset Backed Securities — 0.46%
$20	Capital Auto Receivables Asset Trust, Series 2015-1, Class A4	1.86	10/21/19	$20
50	Capital One Multi-Asset Execution Trust, Series 2015-A1, Class A1	1.39	1/15/21	50
14	CarMax Auto Owner Trust, Series 2014-2, Class A3	0.98	1/15/19	14
100	Chase Issuance Trust, Series 2014-A7, Class A	1.38	11/15/19	101
100	Citibank Credit Card Issuance Trust, Series 2014-A4, Class A4	1.23	4/24/19	100
20	Fifth Third Auto Trust, Series 2014-3, Class A4	1.47	5/17/21	20
25	Ford Credit Auto Owner Trust, Series 2016-B, Class A3	1.33	10/15/20	25
22	Honda Auto Receivables Owner Trust, Series 2014-4, Class A3	0.99	9/17/18	22
20	Mercedes-Benz Auto Lease Trust, Series 2015-A, Class A4	1.21	10/15/20	20
25	Santander Drive Auto Receivables Trust, Series 2014-3, Class C	2.13	8/17/20	25
13	World Omni Auto Receivables Trust, Series 2014-A, Class A3	0.94	4/15/19	13

	Total Asset Backed Securities			410

	Collateralized Mortgage Obligations — 1.68%
50	Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A4	2.88	2/10/48	52
20	Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A5	3.14	2/10/48	21
25	Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A4	3.31	4/10/49	27
25	Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class A4	3.62	7/10/47	27
23	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4 (a)	6.34	9/10/17	23
23	Commercial Mortgage Trust, Series 2013-CR8, Class A1	1.02	6/10/46	23
20	Commercial Mortgage Trust, Series 2014-LC15, Class A2	2.84	4/10/47	21
20	Commercial Mortgage Trust, Series 2014-CR15, Class A2	2.93	2/10/47	21
50	Commercial Mortgage Trust, Series 2015-LC19, Class A4	3.18	2/10/48	53
20	Commercial Mortgage Trust, Series 2015-DC1, Class A5	3.35	2/10/48	21
50	Commercial Mortgage Trust, Series 2013-CR8, Class A5 (a)	3.61	6/10/46	54
25	Commercial Mortgage Trust, Series 2014-UBS3, Class A4	3.82	6/10/47	27
30	Commercial Mortgage Trust, Series 2014-CR15, Class A4 (a)	4.07	2/10/47	34
25	Commercial Mortgage Trust, Series 2013-CR11, Class B (a)	5.33	10/10/46	29
65	Fannie Mae-ACES, Series 2013-M14, Class APT (a)	2.59	4/25/23	68
25	Fannie Mae-ACES, Series 2012-M4, Class 1A2	2.98	4/25/22	27
30	Fannie Mae-ACES, Series 2014-M9, Class A2 (a)	3.10	7/25/24	32
26	Fannie Mae-ACES, Series 2014-M3, Class AB2 (a)	3.46	1/25/24	28
16	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K714, Class A1	2.08	12/25/19	16
50	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K023, Class A2	2.31	8/25/22	52
25	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class A2	2.87	12/25/21	27
16	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class A1	3.02	2/25/23	17
30	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K033, Class A2 (a)	3.06	7/25/23	32
50	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K043, Class A2	3.06	12/25/24	54
44	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K716, Class A2	3.13	6/25/21	47
25	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K052, Class A2	3.15	11/25/25	27
35	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class A2 (a)	3.31	5/25/23	38
30	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K014, Class A2	3.87	4/25/21	33
45	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K006, Class A2	4.25	1/25/20	49
20	GS Mortgage Securities Trust, Series 2015-GC32, Class A2	3.06	7/10/48	21
20	GS Mortgage Securities Trust, Series 2014-GC20, Class A3	3.68	4/10/47	22
25	GS Mortgage Securities Trust, Series 2013-GC14, Class A5	4.24	8/10/46	28
25	JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class A5	3.64	11/15/47	27
20	JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class A5	3.77	8/15/47	22
25	JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A4	3.80	9/15/47	27
50	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-C8, Class A3	2.83	10/15/45	52
30	Mercedes-Benz Auto Receivables Trust, Series 15-1, Class A4 (a)	1.75	12/15/21	30
5	Merrill Lynch Mortgage Trust, Series 2007-C1, Class A3 (a)	6.02	11/12/16	5
25	Morgan Stanley BAML Trust, Series 2013-C11, Class A2	3.09	8/15/46	26
25	Morgan Stanley BAML Trust, Series 2015-C21, Class ASB	3.15	3/15/48	26

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Collateralized Mortgage Obligations (continued)
$70	Morgan Stanley BAML Trust, Series 2015-C20, Class A4	3.25	2/15/48	$75
25	Morgan Stanley BAML Trust, Series 2013-C9, Class AS	3.46	5/15/46	27
25	Morgan Stanley BAML Trust, Series 2014-C17, Class A5	3.74	8/15/47	27
28	Morgan Stanley Capital I, Series 2007-IQ15, Class A4(a)	6.10	7/11/17	29
25	UBS Commercial Mortgage Trust, Series 2012-C1, Class AAB	3.00	5/10/45	26
30	UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5	2.85	12/10/45	31
18	WF-RBS Commercial Mortgage Trust, Series 2012-C7, Class A1	2.30	6/15/45	19

	Total Collateralized Mortgage Obligations			1,500

	U.S. Government Agency Mortgages — 26.21%
85	Fannie Mae, Pool #AS2673	2.00	5/1/29	87
72	Fannie Mae, Pool #AU1660	2.50	7/1/28	74
41	Fannie Mae, Pool #AS4946	2.50	5/1/30	42
73	Fannie Mae, Pool #AU0293	2.50	8/1/28	76
72	Fannie Mae, Pool #AU6677	2.50	9/1/28	75
115	Fannie Mae, Pool #AP4742	2.50	8/1/27	119
116	Fannie Mae, Pool #MA1277	2.50	12/1/27	120
60	Fannie Mae, Pool #AB7391	2.50	12/1/42	61
117	Fannie Mae, Pool #MA1210	2.50	9/1/49	122
48	Fannie Mae, Pool #AY1861 (a)	2.70	1/1/45	50
130	Fannie Mae, Pool #AO0752	3.00	4/1/42	135
105	Fannie Mae, Pool #AK0006	3.00	1/1/27	111
70	Fannie Mae, Pool #AY2961	3.00	5/1/45	73
19	Fannie Mae, Pool #AO7628	3.00	6/1/27	21
34	Fannie Mae, Pool #AZ2936	3.00	9/1/45	35
78	Fannie Mae, Pool #AT0682	3.00	4/1/43	81
82	Fannie Mae, Pool #AB4483	3.00	2/1/27	86
46	Fannie Mae, Pool #MA2287	3.00	6/1/35	49
183	Fannie Mae, Pool #AP6375	3.00	9/1/42	190
105	Fannie Mae, Pool #MA1307	3.00	1/1/33	111
79	Fannie Mae, Pool #AB8897	3.00	4/1/43	82
24	Fannie Mae, Pool #MA2523	3.00	2/1/36	25
88	Fannie Mae, Pool #MA2246	3.00	4/1/30	92
134	Fannie Mae, Pool #AP2465	3.00	8/1/42	140
107	Fannie Mae, Pool #AB7099	3.00	11/1/42	111
114	Fannie Mae, Pool #AP6493	3.00	9/1/42	118
44	Fannie Mae, Pool #MA2230	3.00	4/1/35	46
79	Fannie Mae, Pool #AT2127	3.00	4/1/43	82
23	Fannie Mae, Pool #890566	3.00	12/1/43	24
175	Fannie Mae, Pool #AQ7920	3.00	12/1/42	182
50	Fannie Mae, Pool #BC9681	3.00	6/1/46	52
61	Fannie Mae, Pool #AU8932	3.00	11/1/28	64
83	Fannie Mae, Pool #AS0302	3.00	8/1/43	87
23	Fannie Mae, Pool #AX7686	3.00	1/1/45	24
40	Fannie Mae, Pool #AU3353	3.00	8/1/43	42
69	Fannie Mae, Pool #AS5977	3.00	10/1/30	73
111	Fannie Mae, Pool #AJ3079	3.00	11/1/26	116
23	Fannie Mae, Pool #AJ1886	3.50	3/1/42	24
76	Fannie Mae, Pool #AB2052	3.50	1/1/26	81
73	Fannie Mae, Pool #MA1059	3.50	5/1/32	77
33	Fannie Mae, Pool #AT2673	3.50	4/1/43	36
24	Fannie Mae, Pool #BA1893	3.50	8/1/45	25
82	Fannie Mae, Pool #MA2125	3.50	12/1/44	87
189	Fannie Mae, Pool #AB4689	3.50	3/1/42	200
85	Fannie Mae, Pool #AS4771	3.50	4/1/45	90

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$142	Fannie Mae, Pool #AB6017	3.50	8/1/42	$150
25	Fannie Mae, Pool #BC1074	3.50	12/1/45	26
69	Fannie Mae, Pool #MA1980	3.50	8/1/44	73
35	Fannie Mae, Pool #MA1921	3.50	6/1/34	37
45	Fannie Mae, Pool #MA1107	3.50	7/1/32	48
24	Fannie Mae, Pool #AS4236	3.50	1/1/45	25
22	Fannie Mae, Pool #AX0103	3.50	8/1/29	23
21	Fannie Mae, Pool #AX0159	3.50	9/1/29	22
46	Fannie Mae, Pool #AY3377	3.50	4/1/45	48
40	Fannie Mae, Pool #AJ4867	3.50	1/1/42	42
23	Fannie Mae, Pool #AS5596	3.50	8/1/45	25
130	Fannie Mae, Pool #AQ0546	3.50	11/1/42	138
25	Fannie Mae, Pool #AS6394	3.50	12/1/45	26
52	Fannie Mae, Pool #AJ8476	3.50	12/1/41	55
71	Fannie Mae, Pool #AS4772	3.50	4/1/45	75
48	Fannie Mae, Pool #AZ0862	3.50	7/1/45	51
129	Fannie Mae, Pool #AP9390	3.50	10/1/42	137
63	Fannie Mae, Pool #AX9530	3.50	2/1/45	67
86	Fannie Mae, Pool #AS3133	3.50	8/1/44	92
271	Fannie Mae, Pool #AO2548	3.50	4/1/42	285
130	Fannie Mae, Pool #AL1717	3.50	5/1/27	138
218	Fannie Mae, Pool #AO8137	3.50	8/1/42	231
71	Fannie Mae, Pool #AX0841	4.00	9/1/44	76
30	Fannie Mae, Pool #AY9901	4.00	7/1/45	32
23	Fannie Mae, Pool #AZ1210	4.00	5/1/45	25
58	Fannie Mae, Pool #AX7289	4.00	12/1/44	62
25	Fannie Mae, Pool #AS3638	4.00	10/1/44	27
23	Fannie Mae, Pool #AV0606	4.00	11/1/43	24
70	Fannie Mae, Pool #AH5859	4.00	2/1/41	75
155	Fannie Mae, Pool #AI8534	4.00	8/1/41	167
33	Fannie Mae, Pool #AJ6153	4.00	11/1/41	35
76	Fannie Mae, Pool #AS3468	4.00	10/1/44	81
114	Fannie Mae, Pool #AH6242	4.00	4/1/26	121
104	Fannie Mae, Pool #AJ5303	4.00	11/1/41	112
124	Fannie Mae, Pool #AJ7689	4.00	12/1/41	133
42	Fannie Mae, Pool #AU8849	4.00	11/1/43	46
304	Fannie Mae, Pool #190405	4.00	10/1/40	326
68	Fannie Mae, Pool #AO2959	4.00	5/1/42	73
71	Fannie Mae, Pool #AS3293	4.00	9/1/44	76
82	Fannie Mae, Pool #AS3467	4.00	10/1/44	88
68	Fannie Mae, Pool #MA0534	4.00	10/1/30	74
74	Fannie Mae, Pool #AC7328	4.00	12/1/39	80
76	Fannie Mae, Pool #AS3903	4.00	11/1/44	81
44	Fannie Mae, Pool #AS3975	4.00	12/1/44	47
53	Fannie Mae, Pool #AS3452	4.00	9/1/44	57
103	Fannie Mae, Pool #AI1186	4.00	4/1/41	110
75	Fannie Mae, Pool #AS2337	4.50	5/1/44	82
30	Fannie Mae, Pool #AU9017	4.50	9/1/43	32
71	Fannie Mae, Pool #AS2751	4.50	6/1/44	77
20	Fannie Mae, Pool #930998	4.50	4/1/29	22
16	Fannie Mae, Pool #745278	4.50	6/1/19	17
11	Fannie Mae, Pool #735646	4.50	7/1/20	12
21	Fannie Mae, Pool #829106	4.50	10/1/20	22
190	Fannie Mae, Pool #AE0217	4.50	8/1/40	208

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$72	Fannie Mae, Pool #AI1888	4.50	5/1/41	$79
30	Fannie Mae, Pool #AH7521	4.50	3/1/41	32
30	Fannie Mae, Pool #AE4314	4.50	9/1/40	33
92	Fannie Mae, Pool #AE0954	4.50	2/1/41	100
48	Fannie Mae, Pool #AA9781	4.50	7/1/24	52
16	Fannie Mae, Pool #AB0339	4.50	1/1/20	16
13	Fannie Mae, Pool #MA0481	4.50	8/1/30	15
13	Fannie Mae, Pool #AI8104	4.50	6/1/41	14
207	Fannie Mae, Pool #AL1107	4.50	11/1/41	226
16	Fannie Mae, Pool #890603	5.00	8/1/41	18
18	Fannie Mae, Pool #AE0945	5.00	12/1/20	19
208	Fannie Mae, Pool #889117	5.00	10/1/35	232
37	Fannie Mae, Pool #AH5988	5.00	3/1/41	41
49	Fannie Mae, Pool #725027	5.00	11/1/33	55
46	Fannie Mae, Pool #725238	5.00	3/1/34	51
33	Fannie Mae, Pool #AD0527	5.50	6/1/39	37
135	Fannie Mae, Pool #890221	5.50	12/1/33	153
103	Fannie Mae, Pool #725228	6.00	3/1/34	120
46	Fannie Mae, Pool #959451	6.00	12/1/37	53
46	Fannie Mae, Pool #889984	6.50	10/1/38	53
11	Fannie Mae, Pool #888596	6.50	7/1/37	13
60	Fannie Mae, Pool #AE0442	6.50	1/1/39	69
36	Fannie Mae, Pool #AL0583	6.50	10/1/39	42
25	Fannie Mae, 15 YR TBA	3.00	7/25/31	26
175	Fannie Mae, 30 YR TBA	3.00	7/25/46	182
50	Fannie Mae, 30 YR TBA	3.00	8/25/46	52
525	Fannie Mae, 30 YR TBA	3.50	7/25/46	553
64	Freddie Mac, Pool #J25686	2.00	9/1/28	65
48	Freddie Mac, Pool #849138 (a)	2.40	10/1/43	50
43	Freddie Mac, Pool #849578 (a)	2.45	12/1/44	45
34	Freddie Mac, Pool #J24626	2.50	7/1/28	36
72	Freddie Mac, Pool #G18485	2.50	10/1/28	75
72	Freddie Mac, Pool #G18470	2.50	6/1/28	75
22	Freddie Mac, Pool #G07445	2.50	7/1/43	23
199	Freddie Mac, Pool #G18459	2.50	3/1/28	206
71	Freddie Mac, Pool #G18475	2.50	8/1/28	74
41	Freddie Mac, Pool #Q20542	3.00	7/1/43	43
80	Freddie Mac, Pool #G08528	3.00	4/1/43	84
41	Freddie Mac, Pool #Q20138	3.00	7/1/43	42
93	Freddie Mac, Pool #G08635	3.00	4/1/45	97
79	Freddie Mac, Pool #G08525	3.00	5/1/43	82
163	Freddie Mac, Pool #G08537	3.00	7/1/43	169
74	Freddie Mac, Pool #K90311	3.00	4/1/33	78
63	Freddie Mac, Pool #J25193	3.00	8/1/23	66
48	Freddie Mac, Pool #J31327	3.00	4/1/30	50
88	Freddie Mac, Pool #G08524	3.00	3/1/43	92
92	Freddie Mac, Pool #G08631	3.00	3/1/45	95
73	Freddie Mac, Pool #C04446	3.00	1/1/43	76
73	Freddie Mac, Pool #E09004	3.00	7/1/27	77
190	Freddie Mac, Pool #C09035	3.00	4/1/43	198
54	Freddie Mac, Pool #C91709	3.00	6/1/33	57
54	Freddie Mac, Pool #G15145	3.00	7/1/29	57
49	Freddie Mac, Pool #G08680	3.00	12/1/45	50
57	Freddie Mac, Pool #J15438	3.00	5/1/21	60

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$39	Freddie Mac, Pool #G18531	3.00	11/1/29	$41
19	Freddie Mac, Pool #G18518	3.00	7/1/29	20
92	Freddie Mac, Pool #C91456	3.50	6/1/32	98
73	Freddie Mac, Pool #Q09896	3.50	8/1/42	78
178	Freddie Mac, Pool #G08636	3.50	4/1/45	188
74	Freddie Mac, Pool #C03759	3.50	2/1/42	79
35	Freddie Mac, Pool #J14069	3.50	1/1/26	37
54	Freddie Mac, Pool #J13919	3.50	12/1/20	57
25	Freddie Mac, Pool #Q40395	3.50	5/1/46	26
66	Freddie Mac, Pool #Q18101	3.50	5/1/43	70
40	Freddie Mac, Pool #Q17596	3.50	4/1/43	43
39	Freddie Mac, Pool #J30284	3.50	11/1/29	41
96	Freddie Mac, Pool #G08681	3.50	12/1/45	102
25	Freddie Mac, Pool #G08693	3.50	2/1/46	26
88	Freddie Mac, Pool #G08554	3.50	10/1/43	92
271	Freddie Mac, Pool #G08495	3.50	6/1/42	285
91	Freddie Mac, Pool #G08667	3.50	9/1/45	97
37	Freddie Mac, Pool #G07283	3.50	7/1/42	39
62	Freddie Mac, Pool #G08669	4.00	9/1/45	66
76	Freddie Mac, Pool #Q24955	4.00	2/1/44	82
19	Freddie Mac, Pool #Q25548	4.00	4/1/44	21
18	Freddie Mac, Pool #J14924	4.00	4/1/26	19
127	Freddie Mac, Pool #G08601	4.00	8/1/44	136
44	Freddie Mac, Pool #G08563	4.00	1/1/44	47
84	Freddie Mac, Pool #G08637	4.00	4/1/45	90
153	Freddie Mac, Pool #A96286	4.00	1/1/41	164
79	Freddie Mac, Pool #G08606	4.00	9/1/44	85
11	Freddie Mac, Pool #J06163	4.00	1/1/20	11
62	Freddie Mac, Pool #G08567	4.00	1/1/44	66
41	Freddie Mac, Pool #Q25809	4.00	4/1/44	44
82	Freddie Mac, Pool #Q27459	4.00	7/1/44	88
33	Freddie Mac, Pool #G11690	4.00	2/1/20	34
65	Freddie Mac, Pool #Q26974	4.00	7/1/44	70
71	Freddie Mac, Pool #G06506	4.00	12/1/40	76
30	Freddie Mac, Pool #C09059	4.50	3/1/44	33
42	Freddie Mac, Pool #Q04294	4.50	11/1/41	46
13	Freddie Mac, Pool #J10406	4.50	8/1/24	14
43	Freddie Mac, Pool #Q03305	4.50	9/1/41	47
72	Freddie Mac, Pool #G01890	4.50	10/1/35	79
73	Freddie Mac, Pool #A97186	4.50	3/1/41	80
147	Freddie Mac, Pool #A97692	4.50	3/1/41	162
15	Freddie Mac, Pool #A97658	4.50	3/1/41	16
71	Freddie Mac, Pool #G18303	4.50	3/1/24	76
20	Freddie Mac, Pool #Q24817	4.50	2/1/44	22
16	Freddie Mac, Pool #C90686	4.50	6/1/23	18
17	Freddie Mac, Pool #Q01065	4.50	6/1/41	19
54	Freddie Mac, Pool #Q22671	4.50	11/1/43	59
47	Freddie Mac, Pool #G05904	5.00	9/1/39	51
42	Freddie Mac, Pool #G01962	5.00	12/1/35	47
37	Freddie Mac, Pool #G08341	5.00	4/1/39	40
74	Freddie Mac, Pool #C01598	5.00	8/1/33	83
33	Freddie Mac, Pool #G04913	5.00	3/1/38	36
42	Freddie Mac, Pool #G04817	5.00	9/1/38	47
202	Freddie Mac, Pool #G01665	5.50	3/1/34	229

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$21	Freddie Mac, Pool #G30432	5.50	11/1/28	$23
66	Freddie Mac, Pool #G04688	5.50	9/1/38	75
3	Freddie Mac, Pool #1G1537 (a)	5.69	2/1/37	3
9	Freddie Mac, Pool #C90989	6.00	9/1/26	10
87	Freddie Mac, Pool #G02794	6.00	5/1/37	100
25	Freddie Mac, Pool #G03616	6.00	12/1/37	28
25	Freddie Mac, Gold 15 YR TBA	3.00	7/15/31	26
475	Freddie Mac, Gold 30 YR TBA	3.50	7/15/46	500
21	Government National Mortgage Association, Pool #MA0712 (a)	2.50	1/20/43	22
21	Government National Mortgage Association, Pool #MA2767 (a)	2.50	4/20/45	21
32	Government National Mortgage Association, Pool #AA8341	2.50	2/15/28	34
23	Government National Mortgage Association, Pool #777254	2.50	3/15/43	23
16	Government National Mortgage Association, Pool #MA1155	2.50	7/20/43	17
78	Government National Mortgage Association, Pool #MA2147	3.00	8/20/44	82
48	Government National Mortgage Association, Pool #MA3309	3.00	12/20/45	50
78	Government National Mortgage Association, Pool #AA6149	3.00	3/20/43	81
53	Government National Mortgage Association, Pool #AA2654	3.00	6/15/43	56
265	Government National Mortgage Association, Pool #MA0624	3.00	12/20/42	276
50	Government National Mortgage Association, Pool #MA0205	3.00	7/20/27	52
48	Government National Mortgage Association, Pool #626911	3.00	2/15/45	50
69	Government National Mortgage Association, Pool #MA0851	3.00	3/20/43	73
38	Government National Mortgage Association, Pool #MA1374	3.00	10/20/43	40
78	Government National Mortgage Association, Pool #MA0153	3.00	6/20/42	82
34	Government National Mortgage Association, Pool #AA5897	3.00	12/15/42	35
47	Government National Mortgage Association, Pool #MA2960	3.00	7/20/45	49
72	Government National Mortgage Association, Pool #MA0461	3.00	10/20/42	75
64	Government National Mortgage Association, Pool #MA0391	3.00	9/20/42	68
36	Government National Mortgage Association, Pool #MA2444	3.00	12/20/44	38
77	Government National Mortgage Association, Pool #MA1447	3.00	11/20/43	81
70	Government National Mortgage Association, Pool #MA1011	3.00	5/20/43	73
30	Government National Mortgage Association, Pool #AC3938	3.50	1/15/43	32
64	Government National Mortgage Association, Pool #MA0318	3.50	8/20/42	69
65	Government National Mortgage Association, Pool #MA0699	3.50	1/20/43	69
56	Government National Mortgage Association, Pool #MA2371	3.50	11/20/44	60
58	Government National Mortgage Association, Pool #MA0852	3.50	3/20/43	62
202	Government National Mortgage Association, Pool #MA0088	3.50	5/20/42	216
53	Government National Mortgage Association, Pool #AB9211	3.50	11/15/42	57
22	Government National Mortgage Association, Pool #778157	3.50	3/15/42	23
60	Government National Mortgage Association, Pool #MA0934	3.50	4/20/43	64
63	Government National Mortgage Association, Pool #MA0154	3.50	6/20/42	68
216	Government National Mortgage Association, Pool #MA0220	3.50	7/20/42	230
34	Government National Mortgage Association, Pool #MA1012	3.50	5/20/43	36
114	Government National Mortgage Association, Pool #MA0462	3.50	10/20/42	122
44	Government National Mortgage Association, Pool #MA2826	3.50	5/20/45	47
16	Government National Mortgage Association, Pool #MA1600	3.50	1/20/44	17
51	Government National Mortgage Association, Pool #MA2223	3.50	9/20/44	55
54	Government National Mortgage Association, Pool #MA1574	3.50	1/20/29	58
50	Government National Mortgage Association, Pool #AJ0411	3.50	9/15/44	53
50	Government National Mortgage Association, Pool #MA3376	3.50	1/20/46	53
40	Government National Mortgage Association, Pool #MA1996	4.00	6/20/44	43
54	Government National Mortgage Association, Pool #MA2149	4.00	8/20/44	58
81	Government National Mortgage Association, Pool #MA2074	4.00	7/20/44	86
42	Government National Mortgage Association, Pool #MA2224	4.00	9/20/44	44
52	Government National Mortgage Association, Pool #766495	4.00	10/15/41	56

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$80	Government National Mortgage Association, Pool #MA1839	4.00	4/20/44	$85
107	Government National Mortgage Association, Pool #MA2446	4.00	12/20/44	115
65	Government National Mortgage Association, Pool #MA2522	4.00	1/20/45	69
37	Government National Mortgage Association, Pool #AL7545	4.00	4/15/45	40
38	Government National Mortgage Association, Pool #MA2372	4.00	11/20/44	40
49	Government National Mortgage Association, Pool #MA1286	4.00	9/20/43	52
41	Government National Mortgage Association, Pool #MA2304	4.00	10/20/44	44
39	Government National Mortgage Association, Pool #MA1761	4.00	3/20/44	42
114	Government National Mortgage Association, Pool #MA1091	4.00	6/20/43	122
13	Government National Mortgage Association, Pool #AD2781	4.00	10/15/43	14
123	Government National Mortgage Association, Pool #005139	4.00	8/20/41	132
20	Government National Mortgage Association, Pool #MA0023	4.00	4/20/42	21
47	Government National Mortgage Association, Pool #738710	4.00	9/15/41	51
25	Government National Mortgage Association, Pool #MA3245	4.00	11/20/45	27
31	Government National Mortgage Association, Pool #770602	4.00	9/15/41	33
37	Government National Mortgage Association, Pool #MA1014	4.50	5/20/43	41
34	Government National Mortgage Association, Pool #MA2373	4.50	11/20/44	36
93	Government National Mortgage Association, Pool #MA1092	4.50	6/20/43	101
47	Government National Mortgage Association, Pool #MA2756	4.50	4/20/45	50
170	Government National Mortgage Association, Pool #004801	4.50	9/20/40	186
73	Government National Mortgage Association, Pool #721760	4.50	8/15/40	81
144	Government National Mortgage Association, Pool #737310	4.50	8/15/40	160
34	Government National Mortgage Association, Pool #738906	4.50	10/15/41	37
19	Government National Mortgage Association, Pool #724216	4.50	8/15/39	20
16	Government National Mortgage Association, Pool #MA1762	4.50	3/20/44	18
185	Government National Mortgage Association, Pool #004559	5.00	10/20/39	206
55	Government National Mortgage Association, Pool #697946	5.00	3/15/39	62
73	Government National Mortgage Association, Pool #697974	5.00	6/15/40	82
35	Government National Mortgage Association, Pool #MA0538	5.50	11/20/42	39
36	Government National Mortgage Association, Pool #MA0466	5.50	10/20/42	40
55	Government National Mortgage Association, Pool #510835	5.50	2/15/35	63
17	Government National Mortgage Association, Pool #704170	5.50	1/15/39	19
53	Government National Mortgage Association, Pool #781959	6.00	7/15/35	63
37	Government National Mortgage Association, Pool #004222	6.00	8/20/38	42
4	Government National Mortgage Association, Pool #582199	6.50	1/15/32	5
25	Government National Mortgage Association, 30 YR TBA	3.00	8/20/46	26
100	Government National Mortgage Association, 30 YR TBA	3.00	7/20/46	105
475	Government National Mortgage Association, 30 YR TBA	3.50	7/20/46	503
475	Government National Mortgage Association, 30 YR TBA	3.50	8/20/46	502
50	Government National Mortgage Association, 30 YR TBA	4.00	7/20/46	53

	Total U.S. Government Agency Mortgages			23,440

	U.S. Government Agency Securities — 1.12%
50	Fannie Mae	0.88	5/21/18	50
25	Fannie Mae	0.88	10/26/17	25
25	Fannie Mae, Callable 7/28/16 @ 100.00	1.07	7/28/17	25
25	Fannie Mae (b)	1.22	10/9/19	24
25	Fannie Mae	1.25	5/6/21	25
25	Fannie Mae	1.50	6/22/20	25
60	Fannie Mae	1.63	11/27/18	62
25	Fannie Mae	1.88	9/18/18	26
25	Fannie Mae, Callable 9/1/16 @ 100.00	3.00	3/1/28	25
20	Fannie Mae	6.25	5/15/29	29
20	Fannie Mae	6.63	11/15/30	31

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Securities (continued)
$30	Federal Farm Credit Bank	0.75	4/18/18	$30
40	Federal Home Loan Bank	0.88	6/29/18	40
25	Federal Home Loan Bank	1.75	12/14/18	26
25	Federal Home Loan Bank	2.13	3/10/23	26
20	Federal Home Loan Bank	4.13	3/13/20	22
70	Federal Home Loan Bank, Series 1069	5.00	11/17/17	75
15	Federal Home Loan Bank	5.63	6/11/21	18
25	Financing Corp., Series E	9.65	11/2/18	30
30	Freddie Mac	0.75	1/12/18	30
50	Freddie Mac	1.00	9/29/17	50
35	Freddie Mac	1.00	7/28/17	35
25	Freddie Mac, Callable 7/30/16 @ 100.00	1.02	4/30/18	25
25	Freddie Mac, Callable 8/28/16 @ 100.00	1.03	11/28/17	25
20	Freddie Mac	1.25	10/2/19	20
25	Freddie Mac	1.38	5/1/20	25
20	Freddie Mac	1.40	8/22/19	20
25	Freddie Mac	1.75	5/30/19	26
40	Freddie Mac	2.38	1/13/22	42
15	Freddie Mac	6.25	7/15/32	23
5	Tennessee Valley Authority	3.50	12/15/42	5
5	Tennessee Valley Authority	5.25	9/15/39	7
20	Tennessee Valley Authority	5.88	4/1/36	29
20	Tennessee Valley Authority, Series E	6.75	11/1/25	28

	Total U.S. Government Agency Securities			1,004

	Corporate Bonds — 33.17%
315	AbbVie, Inc.(Biotechnology)	1.75	11/6/17	317
170	AbbVie, Inc.(Biotechnology), Callable 11/14/34 @ 100.00	4.50	5/14/35	177
65	Air Products & Chemicals, Inc.(Chemicals)	2.75	2/3/23	67
625	American Express Co.(Consumer Finance)	7.00	3/19/18	682
375	Ameriprise Financial, Inc.(Capital Markets)	4.00	10/15/23	406
230	Amgen, Inc.(Biotechnology)	2.13	5/15/17	232
70	Amgen, Inc.(Biotechnology), Callable 2/22/24 @ 100.00	3.63	5/22/24	75
170	Amgen, Inc.(Biotechnology), Callable 8/15/21 @ 100.00	3.88	11/15/21	186
170	Analog Devices, Inc.(Semiconductors & Semiconductor Equipment), Callable 9/15/25 @ 100.00	3.90	12/15/25	190
50	Analog Devices, Inc.(Semiconductors & Semiconductor Equipment), Callable 6/15/45 @ 100.00	5.30	12/15/45	60
250	Anheuser-Busch InBev NV FIN(Beverages), Callable 12/1/22 @ 100.00	3.30	2/1/23	263
165	Anheuser-Busch InBev NV FIN(Beverages), Callable 8/1/35 @ 100.00	4.70	2/1/36	186
315	Anthem, Inc.(Health Care Providers & Services), Callable 5/15/21 @ 100.00	3.70	8/15/21	337
100	Archer-Daniels-Midland Co.(Food Products)	4.02	4/16/43	106
190	AT&T, Inc.(Diversified Telecommunication Services)	5.35	9/1/40	208
730	AT&T, Inc.(Diversified Telecommunication Services)	5.50	2/1/18	777
80	AT&T, Inc.(Diversified Telecommunication Services)	5.55	8/15/41	90
40	Atmos Energy Corp.(Gas Utilities), Callable 4/15/44 @ 100.00	4.13	10/15/44	44
250	Atmos Energy Corp.(Gas Utilities)	8.50	3/15/19	295
890	Bank of America Corp., MTN (Banks)	3.30	1/11/23	916
190	Bank of America Corp., Series L, MTN (Banks)	5.65	5/1/18	204
110	Bank One Corp.(Banks)	8.00	4/29/27	149
110	Berkshire Hathaway, Inc.(Diversified Financial Services)	4.40	5/15/42	124
290	Bunge Limited Finance Co.(Food Products)	8.50	6/15/19	340
700	Capital One Bank USA, Series BKNT(Banks), Callable 1/13/19 @ 100.00	2.25	2/13/19	709
245	Chevron Corp.(Oil, Gas & Consumable Fuels), Callable 10/17/20 @ 100.00	2.42	11/17/20	253

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$95	Cisco Systems, Inc.(Communications Equipment)	5.50	1/15/40	$125
425	Citigroup, Inc.(Banks)	2.65	10/26/20	433
285	Citigroup, Inc.(Banks)	3.40	5/1/26	292
250	Coca-Cola Enterprises, Inc.(Beverages)	3.50	9/15/20	265
290	Comcast Corp.(Media), Callable 2/15/35 @ 100.00	4.40	8/15/35	327
105	Comcast Corp.(Media)	6.45	3/15/37	145
265	ConocoPhillips(Oil, Gas & Consumable Fuels)	6.50	2/1/39	341
15	Consolidated Edison Co. of New York, Inc., Series 08-B(Multi-Utilities)	6.75	4/1/38	21
260	CSX Corp.(Road & Rail)	6.22	4/30/40	358
435	CVS Health Corp.(Food & Staples Retailing), Callable 9/1/22 @ 100.00	2.75	12/1/22	449
50	Delphi Corp.(Auto Components), Callable 12/15/23 @ 100.00	4.15	3/15/24	53
70	Delphi Corp.(Auto Components), Callable 2/15/18 @ 102.50	5.00	2/15/23	74
285	Devon Energy Corp.(Oil, Gas & Consumable Fuels), Callable 1/15/41 @ 100.00	5.60	7/15/41	275
90	Dominion Gas Holdings LLC(Oil, Gas & Consumable Fuels), Callable 9/15/24 @ 100.00	3.60	12/15/24	95
620	Dominion Resources, Inc.(Multi-Utilities)	5.20	8/15/19	687
130	Dominion Resources, Inc.(Multi-Utilities)	6.40	6/15/18	142
100	Duke Energy Carolinas LLC(Electric Utilities)	5.30	2/15/40	128
100	Duke Energy Corp.(Electric Utilities), Callable 1/15/24 @ 100.00	3.75	4/15/24	107
200	Eaton Corp.(Electrical Equipment)	2.75	11/2/22	205
100	Eaton Corp.(Electrical Equipment)	4.15	11/2/42	108
130	Ecolab, Inc.(Chemicals)	4.35	12/8/21	147
65	Ecolab, Inc.(Chemicals)	5.50	12/8/41	81
379	Enterprise Products Operating LLC(Oil, Gas & Consumable Fuels), Callable 9/15/43 @ 100.00	4.85	3/15/44	401
250	Enterprise Products Partners LP(Oil, Gas & Consumable Fuels), Callable 9/15/19 @ 100.00	2.55	10/15/19	257
100	FedEx Corp.(Air Freight & Logistics)	4.90	1/15/34	114
255	Fiserv, Inc.(IT Services), Callable 5/1/20 @ 100.00	2.70	6/1/20	264
435	General Motors Co.(Automobiles)	3.50	10/2/18	448
146	Gilead Sciences, Inc.(Biotechnology), Callable 8/1/44 @ 100.00	4.50	2/1/45	159
45	GlaxoSmithKline PLC(Pharmaceuticals)	6.38	5/15/38	64
95	Goldman Sachs Group, Inc.(Capital Markets), Callable 3/25/21 @ 100.00	2.63	4/25/21	96
195	Goldman Sachs Group, Inc.(Capital Markets)	4.00	3/3/24	209
385	Goldman Sachs Group, Inc., Series D(Capital Markets)	6.00	6/15/20	440
425	International Business Machines Corp.(IT Services)	3.63	2/12/24	465
180	International Paper Co.(Containers & Packaging), Callable 5/15/41 @ 100.00	6.00	11/15/41	213
135	Johnson & Johnson(Pharmaceuticals), Callable 6/5/33 @ 100.00	4.38	12/5/33	163
50	Johnson & Johnson(Pharmaceuticals)	4.85	5/15/41	65
260	JPMorgan Chase & Co.(Banks)	3.88	2/1/24	281
810	JPMorgan Chase & Co.(Banks)	4.25	10/15/20	883
95	Lincoln National Corp.(Insurance)	7.00	6/15/40	122
165	Lockheed Martin Corp.(Aerospace & Defense), Callable 9/1/34 @ 100.00	3.60	3/1/35	167
170	Medtronic, Inc.(Health Care Equipment & Supplies), Callable 12/15/21 @ 100.00	3.13	3/15/22	180
90	Medtronic, Inc.(Health Care Equipment & Supplies), Callable 9/15/43 @ 100.00	4.63	3/15/44	105
60	MetLife, Inc.(Insurance)	4.05	3/1/45	59
215	MetLife, Inc.(Insurance)	7.72	2/15/19	250
275	Microsoft Corp.(Software), Callable 5/3/35 @ 100.00	4.20	11/3/35	309
236	MidAmerican Energy Holdings Co.(Multi-Utilities)	6.13	4/1/36	313
525	National Rural Utilities Cooperative Finance Corp.(Diversified Financial Services), Callable 8/15/23 @ 100.00	3.40	11/15/23	567
350	Nucor Corp.(Metals & Mining), Callable 5/1/23 @ 100.00	4.00	8/1/23	374
100	Nucor Corp.(Metals & Mining), Callable 2/1/43 @ 100.00	5.20	8/1/43	110
100	Oklahoma Gas & Electric Co.(Electric Utilities), Callable 11/15/40 @ 100.00	5.25	5/15/41	123
190	Oracle Corp.(Software)	6.50	4/15/38	259
355	Philip Morris International, Inc.(Tobacco)	2.90	11/15/21	375
150	PNC Financial Services Group, Inc.(Banks) (c)	2.85	11/9/22	156

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$100	Procter & Gamble Co.(The)(Household Products)	9.36	1/1/21	$120
100	Progress Energy, Inc.(Electric Utilities)	6.00	12/1/39	126
160	Prudential Financial, Inc.(Insurance)	6.20	11/15/40	197
95	Reed Elsevier NV(Media)	8.63	1/15/19	110
210	Roper Industries, Inc.(Industrial Conglomerates)	2.05	10/1/18	212
35	Roper Industries, Inc.(Industrial Conglomerates), Callable 8/15/22 @ 100.00	3.13	11/15/22	36
40	San Diego Gas & Electric Co.(Multi-Utilities), Callable 10/1/41 @ 100.00	4.30	4/1/42	46
65	South Carolina Electric & Gas(Electric Utilities), Callable 12/15/45 @ 100.00	4.10	6/15/46	69
90	Southern California Gas Co.(Gas Utilities), Callable 6/15/24 @ 100.00	3.15	9/15/24	96
194	Southwest Airlines Co 2007-1 Trust(Airlines)	6.15	8/1/22	220
260	Southwest Airlines Co.(Airlines), Callable 10/5/20 @ 100.00	2.65	11/5/20	269
255	Sunoco Logistics Partners LP(Oil, Gas & Consumable Fuels), Callable 10/15/22 @ 100.00	3.45	1/15/23	252
160	Sunoco Logistics Partners LP(Oil, Gas & Consumable Fuels), Callable 7/15/42 @ 100.00	4.95	1/15/43	148
45	SunTrust Banks, Inc.(Banks), Callable 10/1/18 @ 100.00	2.35	11/1/18	46
610	SunTrust Banks, Inc.(Banks), Callable 2/3/21 @ 100.00	2.90	3/3/21	632
320	TC Pipelines LP(Oil, Gas & Consumable Fuels), Callable 12/13/24 @ 100.00	4.38	3/13/25	315
270	The Dow Chemical Co.(Chemicals), Callable 8/15/22 @ 100.00	3.00	11/15/22	279
205	The Dow Chemical Co.(Chemicals)	8.55	5/15/19	244
120	The Home Depot, Inc.(Specialty Retail)	5.88	12/16/36	164
320	The Kroger Co.(Food & Staples Retailing), Callable 5/1/23 @ 100.00	3.85	8/1/23	351
135	The Travelers Cos., Inc.(Insurance)	6.25	6/15/37	187
215	Time Warner, Inc.(Media)	5.38	10/15/41	247
240	Time Warner, Inc.(Media)	6.88	6/15/18	265
140	Toyota Motor Credit Corp., MTN (Consumer Finance)	3.30	1/12/22	151
95	Twenty-First Century Fox, Inc.(Media)	5.65	8/15/20	109
390	Twenty-First Century Fox, Inc.(Media)	6.20	12/15/34	489
135	United Parcel Service, Inc.(Air Freight & Logistics)	6.20	1/15/38	193
140	UnitedHealth Group, Inc.(Health Care Providers & Services)	6.88	2/15/38	204
265	Valero Energy Corp.(Oil, Gas & Consumable Fuels)	6.63	6/15/37	290
40	Ventas Realty LP(Real Estate Investment Trusts), Callable 5/15/22 @ 100.00	3.25	8/15/22	41
65	Ventas Realty LP(Real Estate Investment Trusts), Callable 11/1/24 @ 100.00	3.50	2/1/25	67
115	Ventas Realty LP(Real Estate Investment Trusts), Callable 10/15/25 @ 100.00	4.13	1/15/26	124
190	Verizon Communications, Inc.(Diversified Telecommunication Services), Callable 12/15/33 @ 100.00	5.05	3/15/34	211
500	Verizon Communications, Inc.(Diversified Telecommunication Services)	6.55	9/15/43	672
40	Wachovia Corp.(Banks)	5.75	2/1/18	43
295	Wal-Mart Stores, Inc.(Food & Staples Retailing)	5.63	4/1/40	397
100	Waste Management, Inc.(Commercial Services & Supplies), Callable 12/1/24 @ 100.00	3.13	3/1/25	105
80	Wells Fargo & Co.(Banks)	3.00	4/22/26	82
585	Wells Fargo & Co.(Banks)	3.00	2/19/25	600
350	Wells Fargo & Co., MTN (Banks)	4.60	4/1/21	391
175	Welltower, Inc.(Real Estate Investment Trusts)	2.25	3/15/18	176
250	WestRock Co.(Containers & Packaging)	4.90	3/1/22	278
105	XTO Energy, Inc.(Oil, Gas & Consumable Fuels)	6.75	8/1/37	155

	Total Corporate Bonds			29,651

	U.S. Treasury Obligations — 17.32%
17	U.S. Treasury Bond	1.00	8/31/19	17
110	U.S. Treasury Bond	2.50	2/15/46	115
25	U.S. Treasury Bond	2.50	5/15/46	26
95	U.S. Treasury Bond	2.50	2/15/45	99
73	U.S. Treasury Bond	2.75	8/15/42	80
64	U.S. Treasury Bond	2.75	11/15/42	70

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$120	U.S. Treasury Bond	2.88	8/15/45	$135
95	U.S. Treasury Bond	2.88	5/15/43	107
60	U.S. Treasury Bond	3.00	5/15/45	69
110	U.S. Treasury Bond	3.00	11/15/44	127
80	U.S. Treasury Bond	3.00	11/15/45	92
14	U.S. Treasury Bond	3.00	5/15/42	16
100	U.S. Treasury Bond	3.13	8/15/44	118
40	U.S. Treasury Bond	3.13	5/15/21	44
72	U.S. Treasury Bond	3.13	2/15/42	85
55	U.S. Treasury Bond	3.13	11/15/41	65
115	U.S. Treasury Bond	3.38	5/15/44	142
5	U.S. Treasury Bond	3.50	2/15/39	6
45	U.S. Treasury Bond	3.63	8/15/43	58
125	U.S. Treasury Bond	3.63	2/15/44	162
85	U.S. Treasury Bond	3.75	11/15/43	112
68	U.S. Treasury Bond	3.75	8/15/41	89
40	U.S. Treasury Bond	3.88	8/15/40	53
5	U.S. Treasury Bond	4.25	11/15/40	7
5	U.S. Treasury Bond	4.38	2/15/38	7
60	U.S. Treasury Bond	4.38	5/15/40	85
25	U.S. Treasury Bond	4.38	11/15/39	36
40	U.S. Treasury Bond	4.38	5/15/41	57
25	U.S. Treasury Bond	4.50	8/15/39	36
25	U.S. Treasury Bond	4.50	2/15/36	36
20	U.S. Treasury Bond	4.63	2/15/40	29
70	U.S. Treasury Bond	4.75	2/15/41	105
50	U.S. Treasury Bond	5.00	5/15/37	77
20	U.S. Treasury Bond	5.25	2/15/29	28
30	U.S. Treasury Bond	5.25	11/15/28	42
40	U.S. Treasury Bond	5.38	2/15/31	59
25	U.S. Treasury Bond	6.00	2/15/26	35
40	U.S. Treasury Bond	6.13	8/15/29	61
35	U.S. Treasury Bond	6.13	11/15/27	52
25	U.S. Treasury Bond	6.25	5/15/30	39
15	U.S. Treasury Bond	6.50	11/15/26	22
17	U.S. Treasury Bond	7.50	11/15/24	25
15	U.S. Treasury Bond	7.63	2/15/25	23
40	U.S. Treasury Bond	8.00	11/15/21	54
85	U.S. Treasury Note	0.50	7/31/17	85
70	U.S. Treasury Note	0.63	9/30/17	70
50	U.S. Treasury Note	0.63	4/30/18	50
55	U.S. Treasury Note	0.63	6/30/18	55
160	U.S. Treasury Note	0.63	8/31/17	161
65	U.S. Treasury Note	0.63	7/31/17	65
90	U.S. Treasury Note	0.75	3/31/18	90
115	U.S. Treasury Note	0.75	10/31/17	115
75	U.S. Treasury Note	0.75	4/15/18	75
90	U.S. Treasury Note	0.75	2/28/18	90
50	U.S. Treasury Note	0.75	4/30/18	50
55	U.S. Treasury Note	0.75	2/15/19	55
78	U.S. Treasury Note	0.75	12/31/17	78
45	U.S. Treasury Note	0.88	10/15/18	45
80	U.S. Treasury Note	0.88	11/30/17	80
55	U.S. Treasury Note	0.88	4/15/19	55

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$41	U.S. Treasury Note	0.88	1/31/18	$41
60	U.S. Treasury Note	0.88	3/31/18	60
55	U.S. Treasury Note	0.88	6/15/19	55
60	U.S. Treasury Note	0.88	5/31/18	60
80	U.S. Treasury Note	0.88	1/15/18	80
95	U.S. Treasury Note	0.88	7/15/17	95
70	U.S. Treasury Note	0.88	11/15/17	70
45	U.S. Treasury Note	0.88	7/31/19	45
55	U.S. Treasury Note	0.88	5/15/19	55
90	U.S. Treasury Note	0.88	8/15/17	90
95	U.S. Treasury Note	1.00	9/15/17	96
5	U.S. Treasury Note	1.00	5/15/18	5
85	U.S. Treasury Note	1.00	11/30/19	86
35	U.S. Treasury Note	1.00	9/15/18	35
55	U.S. Treasury Note	1.00	3/15/19	55
70	U.S. Treasury Note	1.00	9/30/19	71
20	U.S. Treasury Note	1.00	6/30/19	20
85	U.S. Treasury Note	1.00	12/15/17	86
100	U.S. Treasury Note	1.00	5/31/18	101
70	U.S. Treasury Note	1.00	12/31/17	70
75	U.S. Treasury Note	1.00	2/15/18	76
90	U.S. Treasury Note	1.00	8/15/18	91
80	U.S. Treasury Note	1.00	3/15/18	81
60	U.S. Treasury Note	1.13	4/30/20	61
5	U.S. Treasury Note	1.13	3/31/20	5
65	U.S. Treasury Note	1.13	1/15/19	66
70	U.S. Treasury Note	1.13	6/30/21	70
50	U.S. Treasury Note	1.13	5/31/19	51
60	U.S. Treasury Note	1.13	12/31/19	61
55	U.S. Treasury Note (f)	1.13	6/15/18	56
60	U.S. Treasury Note	1.13	2/28/21	60
75	U.S. Treasury Note	1.25	11/30/18	76
100	U.S. Treasury Note	1.25	1/31/20	101
25	U.S. Treasury Note	1.25	2/29/20	25
50	U.S. Treasury Note	1.25	12/15/18	51
45	U.S. Treasury Note	1.25	10/31/18	46
65	U.S. Treasury Note	1.25	1/31/19	66
80	U.S. Treasury Note	1.25	3/31/21	81
50	U.S. Treasury Note	1.25	10/31/19	51
75	U.S. Treasury Note	1.25	11/15/18	76
115	U.S. Treasury Note	1.38	3/31/20	117
110	U.S. Treasury Note	1.38	2/29/20	112
100	U.S. Treasury Note	1.38	7/31/18	102
75	U.S. Treasury Note	1.38	4/30/21	76
65	U.S. Treasury Note	1.38	4/30/20	66
50	U.S. Treasury Note	1.38	1/31/21	51
30	U.S. Treasury Note	1.38	5/31/20	31
105	U.S. Treasury Note	1.38	10/31/20	107
25	U.S. Treasury Note	1.38	11/30/18	25
60	U.S. Treasury Note	1.38	6/30/23	60
51	U.S. Treasury Note	1.38	12/31/18	52
40	U.S. Treasury Note	1.38	2/28/19	41
115	U.S. Treasury Note	1.38	8/31/20	117
75	U.S. Treasury Note	1.38	5/31/21	76

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$40	U.S. Treasury Note	1.38	1/31/20	$41
135	U.S. Treasury Note	1.38	9/30/18	137
80	U.S. Treasury Note	1.38	9/30/20	81
80	U.S. Treasury Note	1.50	11/30/19	82
60	U.S. Treasury Note	1.50	1/31/22	61
65	U.S. Treasury Note	1.50	2/28/23	66
110	U.S. Treasury Note	1.50	10/31/19	113
110	U.S. Treasury Note	1.50	12/31/18	112
130	U.S. Treasury Note	1.50	8/31/18	132
80	U.S. Treasury Note	1.50	1/31/19	82
100	U.S. Treasury Note	1.50	3/31/23	101
70	U.S. Treasury Note	1.50	5/31/20	72
101	U.S. Treasury Note	1.50	2/28/19	103
85	U.S. Treasury Note	1.63	3/31/19	87
45	U.S. Treasury Note	1.63	4/30/19	46
100	U.S. Treasury Note	1.63	11/30/20	103
150	U.S. Treasury Note	1.63	2/15/26	153
110	U.S. Treasury Note	1.63	7/31/20	113
100	U.S. Treasury Note	1.63	6/30/20	103
35	U.S. Treasury Note	1.63	5/15/26	35
92	U.S. Treasury Note	1.63	11/15/22	94
60	U.S. Treasury Note	1.63	4/30/23	61
75	U.S. Treasury Note	1.63	8/15/22	77
65	U.S. Treasury Note	1.63	5/31/23	66
65	U.S. Treasury Note	1.63	6/30/19	67
110	U.S. Treasury Note	1.63	12/31/19	113
75	U.S. Treasury Note	1.63	7/31/19	77
35	U.S. Treasury Note	1.75	10/31/20	36
25	U.S. Treasury Note	1.75	5/15/22	26
80	U.S. Treasury Note	1.75	1/31/23	82
100	U.S. Treasury Note	1.75	4/30/22	103
95	U.S. Treasury Note	1.75	12/31/20	98
30	U.S. Treasury Note	1.75	9/30/19	31
55	U.S. Treasury Note	1.75	2/28/22	57
40	U.S. Treasury Note	1.75	10/31/18	41
124	U.S. Treasury Note	1.75	5/15/23	128
50	U.S. Treasury Note	1.75	3/31/22	52
85	U.S. Treasury Note	1.88	10/31/17	86
55	U.S. Treasury Note	1.88	9/30/17	56
35	U.S. Treasury Note	1.88	10/31/22	36
45	U.S. Treasury Note	1.88	11/30/21	47
75	U.S. Treasury Note	1.88	8/31/17	76
60	U.S. Treasury Note	1.88	5/31/22	62
70	U.S. Treasury Note	1.88	8/31/22	73
80	U.S. Treasury Note	2.00	8/31/21	84
40	U.S. Treasury Note	2.00	9/30/20	42
40	U.S. Treasury Note	2.00	5/31/21	42
100	U.S. Treasury Note	2.00	2/15/22	105
50	U.S. Treasury Note	2.00	7/31/20	52
60	U.S. Treasury Note	2.00	11/30/20	63
60	U.S. Treasury Note	2.00	11/30/22	63
115	U.S. Treasury Note	2.00	8/15/25	120
105	U.S. Treasury Note	2.00	2/15/23	110
100	U.S. Treasury Note	2.00	2/28/21	105

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$85	U.S. Treasury Note	2.00	10/31/21	$89
150	U.S. Treasury Note	2.00	2/15/25	158
95	U.S. Treasury Note	2.00	7/31/22	99
100	U.S. Treasury Note	2.00	11/15/21	105
70	U.S. Treasury Note	2.13	6/30/21	74
55	U.S. Treasury Note	2.13	12/31/21	58
155	U.S. Treasury Note	2.13	5/15/25	165
100	U.S. Treasury Note	2.13	1/31/21	105
90	U.S. Treasury Note	2.13	6/30/22	95
65	U.S. Treasury Note	2.13	9/30/21	69
50	U.S. Treasury Note	2.13	12/31/22	53
80	U.S. Treasury Note	2.13	8/31/20	84
120	U.S. Treasury Note	2.13	8/15/21	126
30	U.S. Treasury Note	2.25	7/31/18	31
40	U.S. Treasury Note	2.25	7/31/21	42
20	U.S. Treasury Note	2.25	4/30/21	21
80	U.S. Treasury Note	2.25	3/31/21	85
200	U.S. Treasury Note	2.25	11/15/25	214
80	U.S. Treasury Note	2.25	11/30/17	82
120	U.S. Treasury Note	2.25	11/15/24	128
20	U.S. Treasury Note	2.38	7/31/17	20
25	U.S. Treasury Note	2.38	12/31/20	27
155	U.S. Treasury Note	2.38	8/15/24	168
30	U.S. Treasury Note	2.38	6/30/18	31
85	U.S. Treasury Note	2.50	8/15/23	92
170	U.S. Treasury Note	2.50	5/15/24	186
115	U.S. Treasury Note	2.63	8/15/20	123
50	U.S. Treasury Note	2.63	1/31/18	52
52	U.S. Treasury Note	2.75	12/31/17	54
110	U.S. Treasury Note	2.75	2/15/24	121
85	U.S. Treasury Note	2.75	2/15/19	90
30	U.S. Treasury Note	2.88	3/31/18	31
100	U.S. Treasury Note	3.13	5/15/19	107
31	U.S. Treasury Note	3.38	11/15/19	34
100	U.S. Treasury Note	3.50	5/15/20	110
60	U.S. Treasury Note	3.63	2/15/20	66
135	U.S. Treasury Note	3.63	2/15/21	151
90	U.S. Treasury Note	3.75	11/15/18	97
50	U.S. Treasury Note	3.88	5/15/18	53
14	U.S. Treasury Note	4.25	5/15/39	20
55	U.S. Treasury Note	4.25	11/15/17	58
70	U.S. Treasury Note	4.75	8/15/17	73

	Total U.S. Treasury Obligations			15,482

	Yankee Dollars — 6.37%
115	America Movil SAB de CV(Wireless Telecommunication Services)	6.13	11/15/37	138
25	Bank of Nova Scotia(Banks)	1.85	4/14/20	25
25	Bank of Nova Scotia(Banks)	2.13	9/11/19	26
130	BHP Billiton Ltd.(Metals & Mining)	3.85	9/30/23	142
60	BHP Billiton Ltd.(Metals & Mining)	5.00	9/30/43	69
164	British Telecommunications PLC(Diversified Telecommunication Services)	9.38	12/15/30	252
210	Canadian Natural Resources(Oil, Gas & Consumable Fuels)	5.70	5/15/17	216
100	Canadian Pacific Railway Co.(Road & Rail), Callable 11/1/24 @ 100.00	2.90	2/1/25	102
320	Canadian Pacific Railway Co.(Road & Rail), Callable 12/15/22 @ 100.00	4.45	3/15/23	353
25	Canadian Pacific Railway Co.(Road & Rail)	7.25	5/15/19	29

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares or Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Yankee Dollars (continued)
$125	Deutsche Telekom International Finance(Diversified Financial Services) (c)	8.75	6/15/30	$188
330	HSBC Holdings PLC(Banks)	5.10	4/5/21	364
120	HSBC Holdings PLC(Banks)	6.80	6/1/38	150
105	Iberdrola International BV(Electric Utilities)	5.81	3/15/25	122
210	Iberdrola International BV(Electric Utilities)	6.75	7/15/36	277
160	LyondellBasell Industries NV(Chemicals)	4.00	7/15/23	171
10	LyondellBasell Industries NV(Chemicals), Callable 8/26/54 @ 100.00	4.63	2/26/55	10
700	LyondellBasell Industries NV(Chemicals), Callable 1/15/19 @ 100.00	5.00	4/15/19	758
190	Orange SA(Diversified Telecommunication Services)	9.00	3/1/31	294
200	Petroleos Mexicanos(Oil, Gas & Consumable Fuels)	5.75	3/1/18	210
175	Petroleos Mexicanos(Oil, Gas & Consumable Fuels)	6.63	6/15/35	180
218	Rio Tinto Finance USA PLC(Diversified Financial Services), Callable 12/22/21 @ 100.00	3.50	3/22/22	229
25	Royal Bank of Canada(Banks)	1.20	9/19/17	25
25	Royal Bank of Canada(Banks)	1.88	2/5/20	25
25	Royal Bank of Canada(Banks)	2.20	9/23/19	26
300	Shell International Finance BV(Diversified Financial Services)	6.38	12/15/38	408
200	Statoil ASA(Oil, Gas & Consumable Fuels)	3.25	11/10/24	211
30	Statoil ASA(Oil, Gas & Consumable Fuels)	5.10	8/17/40	36
180	Statoil ASA(Oil, Gas & Consumable Fuels)	7.75	6/15/23	239
175	Telefonica Emisiones SAU(Diversified Telecommunication Services)	6.22	7/3/17	183
120	Telefonica Emisiones SAU(Diversified Telecommunication Services)	7.05	6/20/36	154
70	Vodafone Group PLC(Wireless Telecommunication Services)	6.15	2/27/37	82

	Total Yankee Dollars			5,694

	Mutual Funds — 14.76%
11,912,667	SSgA Treasury Money Market Fund (d)	0.09		11,913
1,281,408	SSgA U.S. Government Money Market Fund (d)	0.00		1,281

	Total Mutual Funds			13,194

	Total Investments Before TBA Sale Commitments (cost $87,990) — 101.09%			90,375
	TBA Sale Commitments (e) — (0.91)%
$(25)	Fannie Mae, 15 YR TBA	3.50	7/25/31	(26)
(65)	Fannie Mae, 15 YR TBA	4.50	7/25/31	(67)
(25)	Fannie Mae, 15 YR TBA	2.00	7/25/31	(25)
(100)	Fannie Mae, 30 YR TBA	4.50	7/25/46	(109)
(25)	Fannie Mae, 30 YR TBA	2.50	7/25/46	(25)
(25)	Fannie Mae, 30 YR TBA	4.00	8/25/46	(27)
(25)	Freddie Mac, Gold 15 YR TBA	2.00	8/15/31	(25)
(50)	Freddie Mac, Gold 15 YR TBA	4.50	7/15/31	(51)
(25)	Freddie Mac, Gold 30 YR TBA	4.50	8/15/46	(27)
(25)	Freddie Mac, Gold 30 YR TBA	5.00	7/15/46	(28)
(100)	Freddie Mac, Gold 30 YR TBA	4.50	7/15/46	(109)
(100)	Freddie Mac, Gold 30 YR TBA	5.50	7/15/46	(112)
(25)	Freddie Mac, Gold 30 YR TBA	3.50	7/15/31	(26)
(50)	Government National Mortgage Association	5.50	7/15/46	(56)
(75)	Government National Mortgage Association, 30 YR TBA	4.50	7/15/46	(83)
(25)	Government National Mortgage Association, 30 YR TBA	3.50	7/15/46	(27)

	Total TBA Sale Commitments			(823)

	Liabilities in excess of other assets — (0.18)%			(160)

	Net Assets — 100.00%			$89,392

(a)	Variable Rate Security. The rate reflected is the rate in effect on June 30, 2016.

(b)	Rate disclosed represents effective yield at purchase.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (concluded) — June 30, 2016

(c)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at June 30, 2016.

(d)	The rate disclosed is the rate in effect on June 30, 2016.

(e)

Represents a “to be announced” transaction. The Portfolio has committed to sell securities for which all specific information is not available at this time. (See Note 2 in the Notes to Financial Statements.)

(f)	All or part of this security has been pledged as collateral for derivative instruments held by the Portfolio.

MTN — Medium Term Note

TBA — To Be Announced purchase or sale commitment. Security is subject to delayed delivery

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager.

The Core Fixed Income Portfolio	Agincourt Capital Management, LLC	Mellon Capital Management Corporation	HC Capital Solutions	Total
Asset Backed Securities	—	0.46%	—	0.46%
Collateralized Mortgage Obligations	—	1.68%	—	1.68%
U.S. Government Agency Mortgages	—	26.21%	—	26.21%
U.S. Government Agency Securities	—	1.12%	—	1.12%
Corporate Bonds	33.17%	—	—	33.17%
U.S. Treasury Obligations	—	17.32%	—	17.32%
Yankee Dollars	6.23%	0.14%	—	6.37%
Mutual Funds	1.43%	1.84%	11.49%	14.76%
TBA Sale Commitments	—	-0.91%	—	-0.91%
Other Assets (Liabilities)	-0.93%	-1.71%	2.46%	-0.18%

Total Net Assets	39.90%	46.15%	13.95%	100.00%

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Asset Backed Security — 0.64%
$4,559	Magnus-Relda Holding Vier GMBH, Series 1A, Class JNR (a)	7.00	10/28/24	$5,051

	Total Asset Backed Security			5,051

	Bank Loan Obligation — 0.30%
2,294	Envision Healthcare(Health Care Providers & Services)	0.08	10/28/22	2,292

	Total Bank Loan Obligation			2,292

	Collateralized Mortgage Obligations — 15.59%
6,000	Banc of America Merrill Lynch Mezzanine Securities Trust, Series 2014-INMZ, Class MZB (a)(b)(c)	8.92	12/15/19	5,660
1,330	Bellemeade Re Ltd., Series 2016-1A, Class M2B, Callable 11/25/20 @ 100.00 (a)(b)	6.95	4/25/26	1,343
1,974	BLCP Hotel Trust, Series 2014-CLMZ, Class M(a)(b)	6.17	8/15/29	1,881
4,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class E (a)	3.00	2/10/48	2,074
1,500	Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class E (a)(b)	3.21	7/10/47	900
1,300	Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class F (a)(b)	4.29	4/10/48	782
2,700	Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class E (a)(b)	4.29	4/10/48	1,481
6,000	Commercial Mortgage Trust, Series 2014-CR21, Class F (a)	3.00	12/10/47	3,431
5,500	Commercial Mortgage Trust, Series 2015-LC21, Class E (a)	3.25	7/10/48	2,839
3,409	Commercial Mortgage Trust, Series 2015-CR24, Class E (a)(b)	3.27	8/10/55	1,637
2,900	Commercial Mortgage Trust, Series 2013-CR7, Class G (a)(b)	4.49	3/10/46	1,755
1,800	Commercial Mortgage Trust, Series 2015-CR25, Class F (a)(b)	4.55	8/10/48	829
420	Commercial Mortgage Trust, Series 2013-CR12, Class E (a)(b)	5.25	10/10/46	355
4,000	Commercial Mortgage Trust, Series 2015-CR25, Class E (a)(b)	9.43	8/10/48	2,252
1,410	Connecticut Avenue Securities, Series 2016-C03, Class 1B, Callable 4/25/26 @ 100.00 (a)(b)	12.20	10/25/28	1,514
4,000	Connecticut Avenue Securities, Series 2016-C02, Class 1B, Callable 3/25/26 @ 100.00 (a)(b)	12.70	9/25/28	4,397
1,234	Credit Suisse European Mortgage Capital Trust, Series 2014-1MGN, Class B (a)(b)	7.16	7/20/22	1,335
8,500	Credit Suisse Mortgage Trust, Series 2015-TOWN, Class F (a)(b)	4.94	3/15/17	8,163
3,000	Credit Suisse Mortgage Trust, Series 2007-C5, Class AM	5.87	9/15/40	2,711
4,000	Credit Suisse Mortgage Trust, Series 2015-LHMZ, Class MZ (a)(b)	8.93	7/6/20	3,790
5,000	Credit Suisse Mortgage Trust, Town Mezzanine Securities Trust, Series 2015, Class MZ (a)(b)	9.43	3/1/28	4,848
2,100	DBUBS Mortgage Trust, Series 2011-LC3A, Class G (a)	3.75	8/10/44	1,052
2,500	GE Commercial Mortgage Corp. Trust, Series 2007-C1, Class AJ (b)	5.68	12/10/49	1,594
30,014	Goldman Sachs Mortgage Securities Trust, Series 2013-GC13, Class XB (a)(b)	0.58	7/10/46	1,254
600	Goldman Sachs Mortgage Securities Trust, Series 2013-GC14, Class F (a)(b)	4.93	8/10/46	486
7,500	Goldman Sachs Mortgage Securities Trust, Series 2007-GG10, Class AJ (b)	5.99	8/10/45	3,075
700	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class E, Callable 10/15/24 @ 100.00 (a)(b)	3.36	9/15/47	443
4,300	JPMBB Commercial Mortgage Securities Trust, Series 2015-C31, Class E (a)(b)	4.77	8/15/48	2,744
6,860	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class AJ, Callable 2/11/22 @ 100.00 (b)	5.50	1/15/49	3,086
3,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class AJ, Callable 6/4/17 @ 100.00 (b)	5.89	2/12/49	2,558
2,900	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-CBMZ, Class M (a)(b)	6.67	10/15/29	2,815
4,010	Lone Star Portfolio Trust, Series 2015-LSP, Class F (a)(b)	7.34	9/15/28	3,805
1,110	Morgan Stanley BAML Trust, Series 2015-C21, Class E (a)	3.01	3/15/48	663
1,800	Morgan Stanley BAML Trust, Series 2015-C25, Class F, Callable 9/11/25 @ 100.00 (a)(b)	4.68	10/15/28	956
4,000	Morgan Stanley BAML Trust, Series 2015-C25, Class E, Callable 9/11/25 @ 100.00 (a)(b)	4.68	10/15/28	2,695
3,956	Multifamily Trust, Series 2016-1, Class B (a)(b)	1.04	4/25/46	4,322
3,000	Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class M3, Callable 10/25/25 @ 100.00 (b)	5.15	4/25/28	2,974
14,999	Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class B, Callable 10/25/25 @ 100.00 (b)	9.80	4/25/28	14,264
4,500	Structured Agency Credit Risk Debt Notes, Series 2016-DNA1, Class B, Callable 1/25/26 @ 100.00 (b)	10.45	7/25/28	4,219
3,500	Structured Agency Credit Risk Debt Notes, Series 15-HQA2, Class B, Callable 6/25/25 @ 100.00 (b)	10.95	5/25/28	3,401
8,192	UBS – Barclays Commercial Mortgage Trust, Series 2012-C2, Class H (a)(b)	4.89	5/10/63	3,582

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Collateralized Mortgage Obligations (continued)
$4,726	UBS – Barclays Commercial Mortgage Trust, Series 2012-C2, Class G (a)(b)	4.89	5/10/63	$3,143
4,800	Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class E (a)	3.00	5/15/48	2,392
510	Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class E (a)	3.50	7/15/46	361
4,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C31, Class E, Callable 11/11/25 @ 100.00 (a)(b)	4.77	11/15/48	2,604

	Total Collateralized Mortgage Obligations			122,465

	U.S. Government Agency Mortgage — 0.12%
918	Government National Mortgage Association, Pool #MA3105	3.50	9/20/45	976

	Total U.S. Government Agency Mortgage			976

	Corporate Bonds — 51.68%
1,719	A. Schulman, Inc.(Chemicals), Callable 6/1/18 @ 105.16 (a)	6.88	6/1/23	1,716
1,519	Acadia Healthcare Co., Inc.(Health Care Providers & Services), Callable 7/1/17 @ 103.84	5.13	7/1/22	1,473
1,223	Acadia Healthcare Co., Inc.(Health Care Providers & Services) (a)	6.50	3/1/24	1,241
1,276	Alcoa, Inc.(Metals & Mining), Callable 7/1/24 @ 100.00^	5.13	10/1/24	1,273
282	Alcoa, Inc.(Metals & Mining)	5.87	2/23/22	295
360	Aleris International, Inc.(Metals & Mining), Callable 8/15/16 @ 105.91	7.88	11/1/20	319
1,184	Allegion US Holding Co., Inc.(Building Products), Callable 10/1/16 @ 104.31	5.75	10/1/21	1,237
80	Ally Financial, Inc.(Consumer Finance)	5.50	2/15/17	81
143	Ally Financial, Inc.(Consumer Finance), Callable 10/20/25 @ 100.00	5.75	11/20/25	143
248	Ally Financial, Inc.(Consumer Finance)	7.50	9/15/20	277
800	Ally Financial, Inc.(Consumer Finance)	8.00	3/15/20	900
2,624	Ally Financial, Inc.(Consumer Finance)	8.00	11/1/31	3,077
1,183	Altice US Finance I Corp.(Media), Callable 7/15/18 @ 104.03 (a)	5.38	7/15/23	1,187
1,395	Altice US Finance I Corp.(Media), Callable 5/15/21 @ 102.75 (a)	5.50	5/15/26	1,395
1,407	AMC Networks, Inc.(Media), Callable 12/15/17 @ 102.38	4.75	12/15/22	1,396
1,016	AMC Networks, Inc.(Media), Callable 4/1/20 @ 102.50	5.00	4/1/24	1,006
2,489	American Airlines Pass-Through Trust, Series 2013-2, Class B(Airlines)	5.60	7/15/20	2,561
693	American Airlines Pass-Through Trust, Class B(Airlines)	5.63	1/15/21	713
298	American Builders & Contractors Supply Co., Inc.(Trading Companies & Distributors), Callable 8/15/16 @ 104.22 (a)	5.63	4/15/21	308
276	American Builders & Contractors Supply Co., Inc.(Trading Companies & Distributors), Callable 12/15/18 @ 104.31 (a)	5.75	12/15/23	286
2,859	Amsted Industries, Inc.(Machinery), Callable 3/15/18 @ 102.50 (a)	5.00	3/15/22	2,858
369	Amsted Industries, Inc.(Machinery), Callable 9/15/19 @ 102.69	5.38	9/15/24	362
1,765	Anixter International, Inc.(Electronic Equipment, Instruments & Components)	5.13	10/1/21	1,792
500	Anixter International, Inc.(Electronic Equipment, Instruments & Components)	5.50	3/1/23	509
507	Antero Resources Corp.(Oil, Gas & Consumable Fuels), Callable 6/1/17 @ 103.84	5.13	12/1/22	487
1,477	Antero Resources Finance(Oil, Gas & Consumable Fuels), Callable 11/1/16 @ 104.03	5.38	11/1/21	1,447
908	ARC Properties Operating Partnership, LP(Real Estate Investment Trusts), Callable 11/6/23 @ 100.00	4.60	2/6/24	915
1,630	B&G Foods, Inc.(Food Products), Callable 8/15/16 @ 103.47	4.63	6/1/21	1,630
1,612	Belo Corp.(Media)	7.25	9/15/27	1,644
2,736	Blue Racer Mid LLC/Blue Racer Mid Finance(Oil, Gas & Consumable Fuels), Callable 11/15/17 @ 104.59 (a)	6.13	11/15/22	2,592
1,114	Building Materials Corp. of America(Building Products), Callable 11/15/19 @ 102.69 (a)	5.38	11/15/24	1,133
731	Cable One, Inc.(Media), Callable 6/15/18 @ 102.88 (a)	5.75	6/15/22	749
3,697	Cablevision Systems Corp.(Media)	5.88	9/15/22	3,318
175	Cablevision Systems Corp.(Media)	8.00	4/15/20	179
15	CalAtlantic Group, Inc.(Household Durables), Callable 6/15/21 @ 100.00	6.25	12/15/21	16
1,875	Calpine Corp.(Independent Power and Renewable Electricity Producers), Callable 1/15/17 @ 103.94 (a)	7.88	1/15/23	1,978
2,425	Cardtronics, Inc.(IT Services), Callable 8/1/17 @ 103.84	5.13	8/1/22	2,401
1,179	CCO Holdings LLC/CCO Holdings Capital Corp.(Diversified Telecommunication Services), Callable 2/15/18 @ 102.56	5.13	2/15/23	1,194

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$1,254	CCO Holdings LLC/CCO Holdings Capital Corp.(Diversified Telecommunication Services), Callable 5/1/18 @ 103.84 (a)	5.13	5/1/23	$1,267
331	CCO Holdings LLC/CCO Holdings Capital Corp.(Diversified Telecommunication Services), Callable 9/30/17 @ 102.63	5.25	9/30/22	340
385	CCO Holdings LLC/CCO Holdings Capital Corp.(Diversified Telecommunication Services), Callable 8/15/16 @ 103.94	5.25	3/15/21	398
2,835	CCO Holdings LLC/CCO Holdings Capital Corp.(Diversified Telecommunication Services), Callable 5/1/20 @ 102.68 (a)	5.38	5/1/25	2,878
1,935	CCO Holdings LLC/CCO Holdings Capital Corp.(Diversified Telecommunication Services), Callable 3/1/18 @ 102.88	5.75	9/1/23	1,993
1,307	CCO Holdings LLC/CCO Holdings Capital Corp.(Diversified Telecommunication Services), Callable 2/15/21 @ 102.88	5.75	2/15/26	1,346
1,005	CCO Holdings LLC/CCO Holdings Capital Corp.(Diversified Telecommunication Services), Callable 7/15/18 @ 102.88	5.75	1/15/24	1,058
753	CDW LLC/CDW Finance(Electronic Equipment, Instruments & Components), Callable 3/1/18 @ 103.75	5.00	9/1/23	758
187	CDW LLC/CDW Finance(Electronic Equipment, Instruments & Components), Callable 8/15/17 @ 104.50	6.00	8/15/22	195
1,406	Centene Escrow Corp.(Health Care Providers & Services), Callable 2/15/18 @ 102.81 (a)	5.63	2/15/21	1,466
1,214	CenturyLink, Inc.(Diversified Telecommunication Services)	5.63	4/1/20	1,256
2,118	CenturyLink, Inc., Series T(Diversified Telecommunication Services)	5.80	3/15/22	2,056
245	CenturyLink, Inc.(Diversified Telecommunication Services)	6.45	6/15/21	248
3,168	Cequel Communications Holdings I LLC/Cequel Capital Corp.(Media), Callable 8/15/16 @ 104.78 (a)	6.38	9/15/20	3,204
2,752	Chemtura Corp.(Chemicals), Callable 8/15/16 @ 104.31	5.75	7/15/21	2,781
300	Cheniere Corp. Christi HD(Oil, Gas & Consumable Fuels) (a)	7.00	6/30/24	308
2,480	CHS/Community Health Systems, Inc.(Health Care Providers & Services), Callable 7/15/17 @ 101.78	7.13	7/15/20	2,299
788	Churchill Downs, Inc.(Hotels, Restaurants & Leisure), Callable 12/15/16 @ 104.03 (a)	5.38	12/15/21	805
1,246	Cincinnati Bell, Inc.(Diversified Telecommunication Services), Callable 8/15/16 @ 104.19	8.38	10/15/20	1,299
115	CIT Group, Inc.(Banks)	5.00	5/15/17	117
5,271	CIT Group, Inc.(Banks)	5.00	8/15/22	5,363
1,760	CIT Group, Inc.(Banks) (a)	6.63	4/1/18	1,861
2,580	Citigroup, Inc.(Banks), Callable 11/15/20 @ 100.00^(b)	6.12	12/29/49	2,619
65	Clean Harbors, Inc.(Commercial Services & Supplies), Callable 12/1/16 @ 102.56	5.13	6/1/21	67
40	Clean Harbors, Inc.(Commercial Services & Supplies), Callable 8/15/16 @ 102.63	5.25	8/1/20	41
1,418	Commercial Metals Co.(Metals & Mining), Callable 2/15/23 @ 100.00	4.88	5/15/23	1,340
2,239	Commscope, Inc.(Communications Equipment), Callable 6/15/17 @ 102.50 (a)	5.00	6/15/21	2,287
984	Constellation Brands, Inc.(Beverages)	4.75	12/1/25	1,037
1,674	Continental Resources, Inc.(Oil, Gas & Consumable Fuels), Callable 1/15/23 @ 100.00	4.50	4/15/23	1,561
3,670	Continental Resources, Inc.(Oil, Gas & Consumable Fuels), Callable 3/15/17 @ 102.50	5.00	9/15/22	3,576
2,775	Cott Beverages, Inc.(Beverages), Callable 7/1/17 @ 104.03	5.38	7/1/22	2,774
343	Cott Beverages, Inc.(Beverages), Callable 1/1/17 @ 103.38	6.75	1/1/20	358
59	Credit Acceptance Corp.(Consumer Finance), Callable 2/15/17 @ 103.06	6.13	2/15/21	56
2,205	Credit Acceptance Corp.(Consumer Finance), Callable 3/15/18 @ 105.53	7.38	3/15/23	2,117
2,224	Crown Castle International Corp.(Real Estate Investment Trusts)	5.25	1/15/23	2,495
776	CSC Holdings LLC(Media)	6.75	11/15/21	792
2,000	CTR Partnership LP/CareTrust Capital Corp.(Capital Markets), Callable 6/1/17 @ 102.94	5.88	6/1/21	2,000
2,073	CVR Partners/CVR Nitroge(Chemicals), Callable 6/15/19 @ 104.63 (a)	9.25	6/15/23	2,109
595	D.R. Horton, Inc.(Household Durables), Callable 12/1/18 @ 100.00	3.75	3/1/19	604
1,136	D.R. Horton, Inc.(Household Durables), Callable 6/15/22 @ 100.00	4.38	9/15/22	1,170
337	D.R. Horton, Inc.(Household Durables), Callable 11/15/22 @ 100.00	4.75	2/15/23	349
348	D.R. Horton, Inc.(Household Durables), Callable 5/15/23 @ 100.00	5.75	8/15/23	386
1,424	Darling Ingredients, Inc.(Food Products), Callable 1/15/17 @ 104.03	5.38	1/15/22	1,469
1,149	DCP Midstream LLC(Oil, Gas & Consumable Fuels) (a)	5.35	3/15/20	1,126
1,398	Diamond 1 Finance/Diamond 2(Technology Hardware, Storage & Peripherals), Callable 4/15/23 @ 100.00 (a)	5.45	6/15/23	1,450

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$400	Diamond 1 Finance/Diamond 2(Technology Hardware, Storage & Peripherals), Callable 6/15/18 @ 102.94 (a)	5.88	6/15/21	$410
764	Diamond 1 Finance/Diamond 2(Technology Hardware, Storage & Peripherals), Callable 6/15/19 @ 105.34 (a)	7.13	6/15/24	798
2,615	Diebold, Inc.(Technology Hardware, Storage & Peripherals), Callable 4/15/19 @ 106.38 (a)	8.50	4/15/24	2,595
459	DigitalGlobe, Inc.(Aerospace & Defense), Callable 2/1/17 @ 102.63	5.25	2/1/21	427
742	Discovery Communications, Inc.(Media)	3.25	4/1/23	731
668	Discovery Communications, Inc.(Media)	3.30	5/15/22	675
1,456	Discovery Communications, Inc.(Media), Callable 12/11/25 @ 100.00	4.90	3/11/26	1,545
1,640	DISH DBS Corp.(Media)	5.13	5/1/20	1,673
1,504	DISH DBS Corp.(Media)	5.88	7/15/22	1,463
1,135	DISH DBS Corp.(Media)	6.75	6/1/21	1,176
1,052	DISH DBS Corp.(Media)	7.88	9/1/19	1,160
750	Dynegy, Inc.(Independent Power and Renewable Electricity Producers), Callable 6/1/18 @ 102.94	5.88	6/1/23	660
61	Dynegy, Inc.(Independent Power and Renewable Electricity Producers), Callable 5/1/17 @ 103.38	6.75	11/1/19	61
1,468	Electronic Arts, Inc.(Software), Callable 12/1/25 @ 100.00	4.80	3/1/26	1,589
1,591	Equinix, Inc.(Real Estate Investment Trusts), Callable 4/1/17 @ 102.44	4.88	4/1/20	1,651
1,221	Equinix, Inc.(Real Estate Investment Trusts), Callable 4/1/18 @ 102.69	5.38	4/1/23	1,261
917	ESH Hospitality, Inc.(Hotels, Restaurants & Leisure), Callable 5/1/20 @ 102.63 (a)	5.25	5/1/25	893
1,500	Exterran Partners LP(Energy Equipment & Services), Callable 4/1/17 @ 103.00	6.00	4/1/21	1,343
263	Family Tree Escrow LLC(Multiline Retail), Callable 1/3/17 @ 102.63 (a)	5.25	3/1/20	271
657	Family Tree Escrow LLC(Multiline Retail), Callable 3/1/18 @ 104.31 (a)	5.75	3/1/23	698
2,087	First Cash Financial Services, Inc.(Consumer Finance), Callable 4/1/17 @ 105.06	6.75	4/1/21	2,108
2,052	First Data Corp.(IT Services), Callable 1/15/19 @ 102.50 (a)	5.00	1/15/24	2,057
1,424	First Data Corp.(IT Services), Callable 8/15/18 @ 102.69 (a)	5.38	8/15/23	1,446
2,281	Frontier Communications Corp.(Diversified Telecommunication Services), Callable 6/15/21 @ 100.00	6.25	9/15/21	2,150
900	Frontier Communications Corp.(Diversified Telecommunication Services)	7.13	1/15/23	806
5,564	Frontier Communications Corp.(Diversified Telecommunication Services)	8.50	4/15/20	5,905
1,377	Frontier Communications Corp.(Diversified Telecommunication Services), Callable 6/15/22 @ 100.00	10.50	9/15/22	1,457
1,605	FTS International, Inc.(Air Freight & Logistics), Callable 5/1/17 @ 104.69	6.25	5/1/22	626
1,639	FTS International, Inc.(Air Freight & Logistics), Callable 8/15/16 @ 103.00 (a)(b)	8.15	6/15/20	1,377
536	GAF Corp.(Building Products), Callable 2/15/18 @ 102.56 (a)	5.13	2/15/21	551
531	Gannett Co., Inc.(Media), Callable 9/15/17 @ 102.44	4.88	9/15/21	544
210	GCI, Inc.(Diversified Telecommunication Services), Callable 8/15/16 @ 103.38	6.75	6/1/21	213
1,560	General Motors Financial Co.(Consumer Finance), Callable 2/1/21 @ 100.00	4.20	3/1/21	1,632
1,249	General Motors Financial Co.(Consumer Finance)	4.25	5/15/23	1,285
3,461	Genesis Energy, LP(Oil, Gas & Consumable Fuels), Callable 2/15/17 @ 102.88	5.75	2/15/21	3,271
480	Genesis Energy, LP(Oil, Gas & Consumable Fuels), Callable 5/15/18 @ 104.50	6.00	5/15/23	449
1,006	Genesis Energy, LP(Oil, Gas & Consumable Fuels), Callable 8/1/18 @ 103.38	6.75	8/1/22	976
3,040	GenOn Energy, Inc.(Independent Power and Renewable Electricity Producers), Callable 8/15/16 @ 104.94	9.88	10/15/20	2,158
271	Geo Group, Inc. (The)(Real Estate Investment Trusts), Callable 4/1/18 @ 102.56	5.13	4/1/23	264
177	Geo Group, Inc. (The)(Real Estate Investment Trusts), Callable 10/15/19 @ 102.94	5.88	10/15/24	179
403	GLP Capital, LP(Hotels, Restaurants & Leisure)	4.38	4/15/21	415
645	GLP Capital, LP(Hotels, Restaurants & Leisure)	5.38	4/15/26	668
1,425	GMAC, Inc.(Consumer Finance)	8.00	11/1/31	1,649
2,400	Goldman Sachs Group, Inc., Series M(Capital Markets), Callable 5/10/20 @ 100.00, Perpetual Bond (b)(d)	5.38	12/31/49	2,361
1,687	Hanesbrands, Inc.(Textiles, Apparel & Luxury Goods), Callable 2/15/24 @ 100.00 (a)	4.63	5/15/24	1,691
1,613	Harland Clarke Holdings Corp.(Commercial Services & Supplies), Callable 8/15/16 @ 102.44 (a)	9.75	8/1/18	1,637
4,108	HCA Holdings, Inc.(Health Care Providers & Services), Callable 8/15/25 @ 100.00	5.88	2/15/26	4,263

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$1,475	HCA, Inc.(Health Care Providers & Services)	5.38	2/1/25	$1,512
3,126	HCA, Inc.(Health Care Providers & Services)	5.88	3/15/22	3,400
455	HCA, Inc.(Health Care Providers & Services)	6.50	2/15/20	504
2,620	Hertz Corp.(Road & Rail), Callable 10/15/17 @ 103.13^	6.25	10/15/22	2,699
1,392	Hilcorp Enery Co.(Oil, Gas & Consumable Fuels), Callable 6/1/19 @ 102.50 (a)	5.00	12/1/24	1,298
216	Hughes Satellite Systems Corp.(Diversified Telecommunication Services)	6.50	6/15/19	233
1,111	Hughes Satellite Systems Corp.(Diversified Telecommunication Services)	7.63	6/15/21	1,196
954	Huntington Ingalls Industries, Inc.(Aerospace & Defense), Callable 11/15/20 @ 102.50 (a)	5.00	11/15/25	1,008
88	Huntsman International LLC(Chemicals), Callable 8/15/22 @ 100.00	5.13	11/15/22	87
2,629	IHS, Inc.(Professional Services), Callable 8/1/22 @ 100.00	5.00	11/1/22	2,714
1,216	Ingles Markets, Inc.(Food & Staples Retailing), Callable 6/15/18 @ 102.88	5.75	6/15/23	1,231
1,149	International Lease Finance Corp.(Trading Companies & Distributors)	5.88	8/15/22	1,244
1,330	International Lease Finance Corp.(Trading Companies & Distributors)	6.25	5/15/19	1,432
1,100	J.B. Poindexter & Co., Inc.(Machinery), Callable 4/1/17 @ 104.50 (a)	9.00	4/1/22	1,144
489	JBS USA LLC/JBS USA Finance, Inc.(Food Products), Callable 6/15/20 @ 102.88 (a)	5.75	6/15/25	460
1,413	JBS USA LLC/JBS USA Finance, Inc.(Food Products), Callable 7/15/19 @ 102.94 (a)	5.88	7/15/24	1,369
464	JBS USA LLC/JBS USA Finance, Inc.(Food Products), Callable 8/15/16 @ 103.63 (a)	7.25	6/1/21	480
1,760	Joy Global, Inc.(Machinery)^	5.13	10/15/21	1,646
2,400	JPMorgan Chase & Co.(Banks), Callable 5/1/20 @ 100.00, Perpetual Bond (b)(d)	5.30	12/31/49	2,391
272	Kaiser Aluminum Corp.(Metals & Mining), Callable 5/15/19 @ 104.41 (a)	5.88	5/15/24	279
1,637	KFC HLD/Pizza Hut/Taco(Hotels, Restaurants & Leisure), Callable 6/1/19 @ 103.75 (a)	5.00	6/1/24	1,678
284	KFC HLD/Pizza Hut/Taco(Hotels, Restaurants & Leisure), Callable 6/1/21 @ 102.63 (a)	5.25	6/1/26	291
2,381	Kindred Healthcare, Inc.(Health Care Providers & Services), Callable 1/15/18 @ 106.56	8.75	1/15/23	2,350
1,297	KLX, Inc.(Aerospace & Defense), Callable 12/1/17 @ 104.41 (a)	5.88	12/1/22	1,271
641	Lennar Corp.(Household Durables), Callable 2/28/25 @ 100.00	4.75	5/30/25	622
316	Lennar Corp.(Household Durables), Callable 8/15/22 @ 100.00 (b)	4.75	11/15/22	321
517	Lennar Corp.(Household Durables), Callable 9/15/23 @ 100.00	4.88	12/15/23	518
1,293	LifePoint Health, Inc.(Health Care Providers & Services), Callable 5/1/19 @ 104.03 (a)	5.38	5/1/24	1,296
1,411	LifePoint Hospitals, Inc.(Health Care Providers & Services), Callable 12/1/16 @ 104.13	5.50	12/1/21	1,471
1,953	Limited Brands, Inc.(Specialty Retail)	5.63	2/15/22	2,101
219	Lin Television Corp.(Media), Callable 11/15/17 @ 104.41	5.88	11/15/22	220
64	LKQ Corp.(Distributors), Callable 5/15/18 @ 102.38	4.75	5/15/23	63
3,917	Lockheed Martin Corp.(Aerospace & Defense) (a)	7.65	9/15/20	3,694
392	Lynx I Corp.(Diversified Financial Services), Callable 4/15/17 @ 102.69 (a)	5.38	4/15/21	402
1,301	M/I Homes, Inc.(Household Durables), Callable 1/15/18 @ 103.38	6.75	1/15/21	1,294
552	Masco Corp.(Building Products), Callable 1/1/26 @ 100.00	4.38	4/1/26	569
1,250	Masco Corp.(Building Products)	5.95	3/15/22	1,399
272	Match Group, Inc.(Internet Software & Services), Callable 6/1/19 @ 104.78 (a)	6.38	6/1/24	284
1,401	Match Group, Inc.(Internet Software & Services), Callable 12/15/17 @ 102.38 (a)	6.75	12/15/22	1,457
1,397	Meritage Homes Corp.(Household Durables)	7.15	4/15/20	1,498
2,500	MetLife, Inc., Series C(Insurance), Callable 6/15/20 @ 100.00, Perpetual Bond (b)(d)	5.25	12/31/49	2,481
4,361	MGM Resorts International(Hotels, Restaurants & Leisure)	5.25	3/31/20	4,568
914	MGP Escrow Issuer(Diversified Financial Services), Callable 2/1/24 @ 100.00 (a)	5.63	5/1/24	967
2,299	Micron Technology, Inc.(Semiconductors & Semiconductor Equipment), Callable 4/15/19 @ 103.75 (a)	7.50	9/15/23	2,458
150	MidContinent Express Pipeline LLC(Oil, Gas & Consumable Fuels)	6.70	9/15/19	143
500	MPLX LP(Oil, Gas & Consumable Fuels), Callable 3/1/25 @ 100.00	4.88	6/1/25	489
386	MPLX LP(Oil, Gas & Consumable Fuels), Callable 9/1/24 @ 100.00	4.88	12/1/24	376
3,427	MPT Operating Partnership LP/MPT Finance Corp.(Real Estate Investment Trusts), Callable 2/15/17 @ 103.19	6.38	2/15/22	3,555
1,629	MPT Operating Partnership LP/MPT Finance Corp.(Real Estate Investment Trusts), Callable 8/12/16 @ 103.44	6.88	5/1/21	1,682
1,843	Multi-Color Corp.(Commercial Services & Supplies), Callable 12/1/17 @ 104.59 (a)	6.13	12/1/22	1,884
2,343	Nabors Industries, Inc.(Energy Equipment & Services)	4.63	9/15/21	2,144

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$942	Nabors Industries, Inc.(Energy Equipment & Services)	5.00	9/15/20	$886
5,023	Navient LLC(Consumer Finance)	6.13	3/25/24	4,407
748	NCR Corp.(Technology Hardware, Storage & Peripherals), Callable 2/15/17 @ 102.31	4.63	2/15/21	741
2,776	NCR Corp.(Technology Hardware, Storage & Peripherals), Callable 12/15/17 @ 102.94	5.88	12/15/21	2,818
2,793	Neptune Finance Corp.(Media), Callable 1/15/19 @ 107.59 (a)	10.13	1/15/23	3,128
597	Netflix, Inc.(Internet & Catalog Retail)	5.50	2/15/22	622
702	Netflix, Inc.(Internet & Catalog Retail)	5.75	3/1/24	732
2,083	Netflix, Inc.(Internet & Catalog Retail)	5.88	2/15/25	2,185
1,482	Newell Brands, Inc.(Household Durables), Callable 11/15/18 @ 103.75 (a)	5.00	11/15/23	1,557
376	Newell Rubbermaid, Inc.(Household Durables), Callable 9/1/24 @ 100.00	4.00	12/1/24	393
1,491	Newfield Exploration Co.(Oil, Gas & Consumable Fuels)	5.63	7/1/24	1,491
198	Nexstar Broadcasting Group, Inc.(Media), Callable 8/15/16 @ 105.16	6.88	11/15/20	207
1,473	Nexstar Broadcasting, Inc.(Media), Callable 2/15/18 @ 103.06 (a)	6.13	2/15/22	1,488
3,214	NGL Energy Partners LP/Finance Co.(Oil, Gas & Consumable Fuels), Callable 10/15/16 @ 105.16	6.88	10/15/21	2,820
634	NRG Energy, Inc.(Independent Power and Renewable Electricity Producers), Callable 7/15/18 @ 103.13	6.25	7/15/22	620
3,157	NRG Energy, Inc.(Independent Power and Renewable Electricity Producers), Callable 8/15/16 @ 103.94	7.88	5/15/21	3,268
445	NRG Energy, Inc.(Independent Power and Renewable Electricity Producers), Callable 8/15/16 @ 104.13	8.25	9/1/20	458
1,534	NuStar Logistics LP(Oil, Gas & Consumable Fuels)	4.80	9/1/20	1,488
370	NuStar Logistics LP(Oil, Gas & Consumable Fuels)	6.75	2/1/21	374
2,469	Orbital ATK, Inc.(Aerospace & Defense), Callable 10/1/16 @ 103.94	5.25	10/1/21	2,577
3,453	Penske Automotive Group(Specialty Retail), Callable 12/1/19 @ 102.69	5.38	12/1/24	3,332
1,356	PolyOne Corp.(Chemicals)	5.25	3/15/23	1,366
3,908	Post Holdings, Inc.(Food Products), Callable 2/15/17 @ 103.69	7.38	2/15/22	4,108
726	Post Holdings, Inc.(Food Products), Callable 9/15/18 @ 105.81 (a)	7.75	3/15/24	796
1,517	PulteGroup, Inc.(Household Durables), Callable 12/1/25 @ 100.00	5.50	3/1/26	1,555
2,030	QEP Resources, Inc.(Oil, Gas & Consumable Fuels)	6.80	3/1/20	2,050
1,144	Quad Graphics, Inc.(Commercial Services & Supplies)	7.00	5/1/22	1,010
2,478	Quicken Loans, Inc.(Thrifts & Mortgage Finance), Callable 5/1/20 @ 102.88 (a)	5.75	5/1/25	2,391
185	Quintiles Transnational(Life Sciences Tools & Services), Callable 5/15/18 @ 103.66 (a)	4.88	5/15/23	188
3,548	Range Resources Corp.(Oil, Gas & Consumable Fuels), Callable 2/15/17 @ 102.50	5.00	8/15/22	3,344
1,158	Range Resources Corp.(Oil, Gas & Consumable Fuels), Callable 8/15/16 @ 102.88	5.75	6/1/21	1,132
42	Resolute Forest Products(Paper & Forest Products), Callable 5/15/17 @ 104.41	5.88	5/15/23	33
938	Rose Rock Midstream, LP(Oil, Gas & Consumable Fuels), Callable 7/15/17 @ 104.22	5.63	7/15/22	825
1,550	Rose Rock Midstream, LP(Oil, Gas & Consumable Fuels), Callable 5/15/19 @ 102.81	5.63	11/15/23	1,349
2,467	Sabine Pass Liquefaction LLC(Oil, Gas & Consumable Fuels), Callable 12/1/24 @ 100.00	5.63	3/1/25	2,458
35	Sabine Pass LNG LP(Oil, Gas & Consumable Fuels), Callable 11/1/16 @ 103.25	6.50	11/1/20	36
794	Sabre Holdings Corp.(IT Services), Callable 11/15/18 @ 103.94 (a)	5.25	11/15/23	808
1,482	Sabre Holdings Corp.(IT Services), Callable 4/15/18 @ 104.03 (a)	5.38	4/15/23	1,515
3,542	Select Medical Corp.(Health Care Providers & Services), Callable 8/15/16 @ 104.78	6.38	6/1/21	3,400
1,521	SemGroup Corp.(Oil, Gas & Consumable Fuels), Callable 8/1/16 @ 105.63	7.50	6/15/21	1,468
57	Service Corp. International(Diversified Consumer Services), Callable 5/15/19 @ 102.69	5.38	5/15/24	59
557	Service Corp. International(Diversified Consumer Services)	8.00	11/15/21	652
2,472	Sesi LLC(Diversified Financial Services), Callable 8/15/16 @ 101.59	6.38	5/1/19	2,379
1,786	Sinclair Television Group, Inc.(Media), Callable 8/15/16 @ 104.03	5.38	4/1/21	1,840
238	Sinclair Television Group, Inc.(Media), Callable 10/1/17 @ 103.06	6.13	10/1/22	246
293	Sinclair Television Group, Inc.(Media), Callable 11/1/16 @ 104.78	6.38	11/1/21	308
1,444	Sirius XM Radio, Inc.(Media), Callable 4/15/20 @ 102.69 (a)	5.38	4/15/25	1,438
1,011	Sirius XM Radio, Inc.(Media), Callable 7/15/21 @ 102.69 (a)	5.38	7/15/26	996
1,224	Sirius XM Radio, Inc.(Media), Callable 8/15/16 @ 104.31 (a)	5.75	8/1/21	1,271
700	Sirius XM Radio, Inc.(Media), Callable 7/15/19 @ 103.00 (a)	6.00	7/15/24	724
2,396	SLM Corp.(Consumer Finance)	5.50	1/15/19	2,407

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$130	Sonic Automotive, Inc.(Specialty Retail), Callable 7/15/17 @ 103.50	7.00	7/15/22	$137
2,605	Southwestern Energy Co.(Oil, Gas & Consumable Fuels), Callable 12/23/19 @ 100.00	4.05	1/23/20	2,546
662	Southwestern Energy Co.(Oil, Gas & Consumable Fuels), Callable 12/15/21 @ 100.00	4.10	3/15/22	591
2,525	Sprint Capital Corp.(Wireless Telecommunication Services)	6.88	11/15/28	1,982
630	Sprint Corp.(Wireless Telecommunication Services), Callable 11/15/24 @ 100.00	7.63	2/15/25	498
1,396	Sprint Nextel Corp.(Wireless Telecommunication Services)	6.00	11/15/22	1,099
590	Sprint Nextel Corp.(Wireless Telecommunication Services)	7.00	8/15/20	527
960	Sprint Nextel Corp.(Wireless Telecommunication Services) (a)	7.00	3/1/20	1,005
770	Sprint Nextel Corp.(Wireless Telecommunication Services)	11.50	11/15/21	761
281	Steel Dynamics, Inc.(Metals & Mining), Callable 10/1/17 @ 102.56	5.13	10/1/21	287
461	Steel Dynamics, Inc.(Metals & Mining), Callable 4/15/18 @ 102.63	5.25	4/15/23	470
1,000	Steel Dynamics, Inc.(Metals & Mining), Callable 8/15/17 @ 103.19	6.38	8/15/22	1,050
2,525	Summit Midstream Holdings LLC(Oil, Gas & Consumable Fuels), Callable 8/15/16 @ 105.63	7.50	7/1/21	2,424
900	Targa Resources Partners LP(Oil, Gas & Consumable Fuels), Callable 2/1/17 @ 103.19	6.38	8/1/22	902
504	Taylor Morrison Communities, Inc.(Real Estate Management & Development), Callable 8/15/16 @ 103.94 (a)	5.25	4/15/21	503
337	Teleflex, Inc.(Health Care Equipment & Supplies), Callable 6/1/21 @ 102.44	4.88	6/1/26	340
3,123	Tenet Healthcare Corp.(Health Care Providers & Services)	4.50	4/1/21	3,139
267	Tenet Healthcare Corp.(Health Care Providers & Services)	4.75	6/1/20	273
3,531	Tenet Healthcare Corp.(Health Care Providers & Services)	6.00	10/1/20	3,725
1,126	Tenneco, Inc.(Auto Components), Callable 7/15/21 @ 102.50	5.00	7/15/26	1,142
1,510	Tesoro Logistics LP/Tesoro Logistics Corp.(Oil, Gas & Consumable Fuels), Callable 10/1/16 @ 102.94	5.88	10/1/20	1,548
75	Tesoro Logistics LP/Tesoro Logistics Corp.(Oil, Gas & Consumable Fuels), Callable 10/15/16 @ 104.59	6.13	10/15/21	78
119	Tesoro Logistics LP/Tesoro Logistics Corp.(Oil, Gas & Consumable Fuels), Callable 10/15/18 @ 103.13	6.25	10/15/22	124
939	The ADT Corp.(Commercial Services & Supplies)	6.25	10/15/21	1,003
2	The AES Corp.(Independent Power and Renewable Electricity Producers), Callable 8/15/16 @ 100.00 (b)	3.67	6/1/19	2
61	The AES Corp.(Independent Power and Renewable Electricity Producers), Callable 4/15/20 @ 102.75	5.50	4/15/25	61
4,400	The AES Corp.(Independent Power and Renewable Electricity Producers), Callable 6/1/21 @ 100.00	7.38	7/1/21	4,962
250	The AES Corp.(Independent Power and Renewable Electricity Producers)^	8.00	6/1/20	291
189	The Geo Group, Inc.(Real Estate Investment Trusts), Callable 1/15/17 @ 104.41	5.88	1/15/22	193
1,625	The Geo Group, Inc.(Real Estate Investment Trusts), Callable 4/15/21 @ 103.00	6.00	4/15/26	1,641
1,550	The Goodyear Tire & Rubber Co.(Auto Components)	8.75	8/15/20	1,833
1,008	The Men’s Wearhouse, Inc.(Specialty Retail), Callable 7/1/17 @ 105.25	7.00	7/1/22	847
1,582	The Ryland Group, Inc.(Household Durables)	5.38	10/1/22	1,611
981	T-Mobile USA, Inc.(Wireless Telecommunication Services), Callable 9/1/18 @ 103.00	6.00	3/1/23	1,015
895	T-Mobile USA, Inc.(Wireless Telecommunication Services), Callable 4/15/19 @ 104.50	6.00	4/15/24	931
692	T-Mobile USA, Inc.(Wireless Telecommunication Services), Callable 1/15/18 @ 103.06	6.13	1/15/22	726
2,633	T-Mobile USA, Inc.(Wireless Telecommunication Services), Callable 4/1/17 @ 103.13	6.25	4/1/21	2,747
600	T-Mobile USA, Inc.(Wireless Telecommunication Services), Callable 1/15/19 @ 103.25	6.50	1/15/24	632
1,916	T-Mobile USA, Inc.(Wireless Telecommunication Services), Callable 1/15/21 @ 103.25	6.50	1/15/26	2,021
1,081	Toll Brothers Finance Corp.(Household Durables), Callable 11/15/21 @ 100.00	5.88	2/15/22	1,163
1,000	Toll Holdings, Inc.(Household Durables), Callable 1/15/23 @ 100.00	4.38	4/15/23	985
354	TreeHouse Foods, Inc.(Food Products), Callable 3/15/17 @ 103.66	4.88	3/15/22	361
687	TreeHouse Foods, Inc.(Food Products), Callable 2/15/19 @ 104.50 (a)	6.00	2/15/24	733
1,342	Tri Pointe Group, Inc.(Household Durables), Callable 6/1/21 @ 100.00	4.88	7/1/21	1,342
3,718	Unit Corp.(Energy Equipment & Services), Callable 8/15/16 @ 103.31	6.63	5/15/21	2,872
871	United Airlines Pass Through Trust, Class B(Airlines)	4.63	9/3/22	871
600	United Rentals Inc.(Trading Companies & Distributors), Callable 5/15/19 @ 102.88	5.75	11/15/24	605
418	United Rentals NA, Inc.(Trading Companies & Distributors), Callable 7/15/18 @ 103.47	4.63	7/15/23	422

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$1,520	United Rentals NA, Inc.(Trading Companies & Distributors), Callable 4/15/17 @ 103.81	7.63	4/15/22	$1,622
3,325	Universal Hospital Services, Inc.(Health Care Providers & Services), Callable 8/15/16 @ 103.81	7.63	8/15/20	3,055
5,149	Univision Communications, Inc.(Media), Callable 9/15/17 @ 103.38 (a)	6.75	9/15/22	5,431
3,458	URS Corp.(Construction & Engineering), Callable 1/1/22 @ 100.00	5.00	4/1/22	3,289
489	US Foods, Inc.(Food & Staples Retailing), Callable 6/15/19 @ 102.94 (a)	5.88	6/15/24	501
2,223	Valeant Pharmaceuticals International, Inc.(Pharmaceuticals), Callable 10/15/16 @ 103.19 (e)	6.38	10/15/20	1,912
285	Valeant Pharmaceuticals International, Inc.(Pharmaceuticals), Callable 8/15/16 @ 103.38 (a)	6.75	8/15/21	243
1,152	VEREIT Operating Partner(Real Estate Investment Trusts), Callable 3/1/26 @ 100.00	4.88	6/1/26	1,181
500	VEREIT, Inc.(Real Estate Investment Trusts), Callable 1/6/19 @ 100.00	3.00	2/6/19	501
2,784	ViaSat, Inc.(Communications Equipment), Callable 8/15/16 @ 103.44	6.88	6/15/20	2,875
414	Vista Outdoor, Inc.(Leisure Products), Callable 10/1/18 @ 104.41 (a)	5.88	10/1/23	432
664	Western Digital Corp.(Technology Hardware, Storage & Peripherals), Callable 4/1/19 @ 103.69 (a)	7.38	4/1/23	707
2,721	Western Digital Corp.(Technology Hardware, Storage & Peripherals), Callable 4/1/19 @ 107.88 (a)	10.50	4/1/24	2,911
600	Windstream Corp.(Diversified Telecommunication Services), Callable 8/15/16 @ 103.88	7.75	10/15/20	588
2,007	ZF North America Capital(Auto Components) (a)	4.50	4/29/22	2,035
1,596	ZF North America Capital(Auto Components) (a)	4.75	4/29/25	1,617

	Total Corporate Bonds			405,923

	Yankee Dollars — 11.60%
1,429	1011778 B.C. ULC / New Red Finance, Inc.(Hotels, Restaurants & Leisure), Callable 10/1/17 @ 102.31 (a)	4.63	1/15/22	1,450
96	AerCap Ireland Capital Ltd.(Trading Companies & Distributors)	3.75	5/15/19	97
431	AerCap Ireland Capital Ltd.(Trading Companies & Distributors), Callable 1/1/22 @ 100.00	3.95	2/1/22	431
2,294	AerCap Ireland Capital Ltd.(Trading Companies & Distributors)	4.50	5/15/21	2,347
298	AerCap Ireland Capital Ltd.(Trading Companies & Distributors)	5.00	10/1/21	310
1,225	Aircastle Ltd.(Trading Companies & Distributors)	5.50	2/15/22	1,274
1,940	Albea Beauty Holdings SA(Containers & Packaging), Callable 8/15/16 @ 106.28 (a)	8.38	11/1/19	2,037
4,700	Altice Financing SA(Diversified Financial Services), Callable 2/15/18 @ 104.97 (a)	6.63	2/15/23	4,614
730	Altice Financing SA(Diversified Financial Services), Callable 5/15/21 @ 103.75 (a)	7.50	5/15/26	717
1,805	Anglo American Capital(Metals & Mining) (a)	4.13	9/27/22	1,674
2,973	ArcelorMittal(Metals & Mining) (b)	6.25	8/5/20	3,122
1,506	ArcelorMittal(Metals & Mining)^	7.25	2/25/22	1,585
543	Barry Callebaut Services NV(Diversified Financial Services) (a)	5.50	6/15/23	584
130	Bombardier, Inc.(Aerospace & Defense) (a)	6.13	1/15/23	111
840	Bombardier, Inc.(Aerospace & Defense), Callable 3/15/20 @ 103.75 (a)	7.50	3/15/25	727
591	Brookfield Residential Properties, Inc.(Household Durables), Callable 7/1/17 @ 104.59 (a)	6.13	7/1/22	559
570	Brookfield Residential Properties, Inc.(Household Durables), Callable 5/15/20 @ 103.19 (a)	6.38	5/15/25	520
280	Brookfield Residential Properties, Inc.(Household Durables), Callable 8/15/16 @ 104.88 (a)	6.50	12/15/20	279
358	Cascades, Inc.(Containers & Packaging), Callable 7/15/17 @ 104.13	5.50	7/15/22	348
1,800	Cascades, Inc.(Containers & Packaging), Callable 7/15/18 @ 104.31 (a)	5.75	7/15/23	1,732
3,323	Cimpress NV(Internet Software & Services), Callable 4/1/18 @ 105.25 (a)	7.00	4/1/22	3,290
1,758	Cogeco Cable, Inc.(Media), Callable 8/15/16 @ 103.66 (a)	4.88	5/1/20	1,793
125	FMG Resources (August 2006) Pty Ltd.(Metals & Mining), Callable 3/1/18 @ 109.75 (a)	9.75	3/1/22	138
2,596	Gibson Energy, Inc.(Oil, Gas & Consumable Fuels), Callable 8/15/16 @ 105.06 (a)	6.75	7/15/21	2,583
1,413	HudBay Minerals, Inc.(Metals & Mining), Callable 10/1/16 @ 104.75	9.50	10/1/20	1,194
871	Intelsat Jackson Holdings SA(Diversified Telecommunication Services), Callable 8/1/18 @ 102.75	5.50	8/1/23	551
2,646	Intelsat Jackson Holdings SA(Diversified Telecommunication Services), Callable 8/15/16 @ 101.81	7.25	4/1/19	1,932
2,546	Intelsat Jackson Holdings SA(Diversified Telecommunication Services), Callable 8/15/16 @ 103.63	7.25	10/15/20	1,814

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Yankee Dollars (continued)
$2,229	Intelsat Jackson Holdings SA(Diversified Telecommunication Services), Callable 8/15/16 @ 103.75	7.50	4/1/21	$1,538
3,440	Intergen NV(Electric Utilities), Callable 6/30/18 @ 103.50 (a)	7.00	6/30/23	2,434
1,126	International Game Technology(Hotels, Restaurants & Leisure), Callable 11/15/19 @ 100.00	5.63	2/15/20	1,186
644	International Game Technology(Hotels, Restaurants & Leisure), Callable 8/15/21 @ 100.00	6.25	2/15/22	660
1,883	Lundin Mining Corp.(Metals & Mining), Callable 11/1/17 @ 103.75 (a)	7.50	11/1/20	1,921
905	Lundin Mining Corp.(Metals & Mining), Callable 11/1/18 @ 103.94 (a)	7.88	11/1/22	925
796	Mallinckrodt International Finance SA(Pharmaceuticals), Callable 4/15/20 @ 102.75 (a)	5.50	4/15/25	710
1,502	Mallinckrodt International Finance SA(Pharmaceuticals), Callable 10/15/18 @ 104.22 (a)	5.63	10/15/23	1,399
1,638	MDC Partners, Inc.(Media), Callable 5/1/19 @ 104.88 (a)	6.50	5/1/24	1,626
4,191	MEG Energy Corp.(Oil, Gas & Consumable Fuels), Callable 7/30/17 @ 103.19 (a)	6.38	1/30/23	3,101
751	MEG Energy Corp.(Oil, Gas & Consumable Fuels), Callable 8/15/16 @ 103.25 (a)	6.50	3/15/21	582
1,547	NCL Corp. Ltd.(Hotels, Restaurants & Leisure), Callable 11/15/17 @ 102.31 (a)	4.63	11/15/20	1,544
1,093	NCL Corp. Ltd.(Hotels, Restaurants & Leisure), Callable 11/15/16 @ 102.63 (a)	5.25	11/15/19	1,104
1,191	Nova Chemicals Corp.(Chemicals), Callable 8/1/18 @ 102.63 (a)	5.25	8/1/23	1,197
1,275	Numericable – SFR SAS(Media), Callable 5/1/21 @ 103.69 (a)	7.38	5/1/26	1,261
2,401	NXP BV/NXP Funding LLC(Semiconductors & Semiconductor Equipment) (a)	4.13	6/15/20	2,431
1,509	NXP BV/NXP Funding LLC(Semiconductors & Semiconductor Equipment) (a)	4.63	6/1/23	1,535
2,137	Precision Drilling Corp.(Energy Equipment & Services), Callable 5/15/19 @ 102.63	5.25	11/15/24	1,710
643	Precision Drilling Corp.(Energy Equipment & Services), Callable 12/15/16 @ 103.25	6.50	12/15/21	577
2,467	Quebecor Media, Inc.(Media)	5.75	1/15/23	2,504
1,672	Royal Caribbean Cruises Ltd.(Hotels, Restaurants & Leisure)	5.25	11/15/22	1,760
1,782	SoftBank Group Corp.(Wireless Telecommunication Services) (a)	4.50	4/15/20	1,840
1,000	Teekay Corp.(Oil, Gas & Consumable Fuels)	8.50	1/15/20	838
3,204	The Nielsen Co. (Luxembourg) Sarl(Diversified Financial Services), Callable 10/1/16 @ 104.13 (a)	5.50	10/1/21	3,308
1,660	Tullow Oil PLC(Oil, Gas & Consumable Fuels), Callable 11/1/16 @ 103.00 (a)	6.00	11/1/20	1,341
1,623	Tullow Oil PLC(Oil, Gas & Consumable Fuels), Callable 4/15/17 @ 104.69 (a)	6.25	4/15/22	1,298
874	UPCB Finance IV Ltd.(Media), Callable 1/15/20 @ 102.69 (a)	5.38	1/15/25	865
2,889	UPCB Finance V Ltd.(Media), Callable 11/15/16 @ 103.63 (a)	7.25	11/15/21	3,013
922	UPCB Finance VI Ltd.(Media), Callable 1/15/17 @ 103.44 (a)	6.88	1/15/22	958
761	Valeant Pharmaceuticals International, Inc.(Pharmaceuticals), Callable 3/1/18 @ 102.75 (a)	5.50	3/1/23	611
2,700	Valeant Pharmaceuticals International, Inc.(Pharmaceuticals), Callable 8/15/16 @ 102.53 ^(a)	6.75	8/15/18	2,599
668	Videotron Ltee(Media)	5.00	7/15/22	691
1,995	VPII Escrow Corp.(Pharmaceuticals), Callable 8/15/16 @ 105.63 (a)	7.50	7/15/21	1,759
1,264	VRX Escrow Corp.(Pharmaceuticals), Callable 4/15/20 @ 103.06 (a)	6.13	4/15/25	1,014
1,371	Weatherford International Ltd.(Energy Equipment & Services)	6.50	8/1/36	984
566	Weatherford International PLC(Energy Equipment & Services), Callable 1/15/22 @ 100.00^	4.50	4/15/22	485

	Total Yankee Dollars			91,122

	Preferred Stock — 0.02%
7,070	GMAC Capital Trust I, Series 2 (Consumer Finance) Callable 8/15/16 @ 25.00			175

	Total Preferred Stock			175

	Time Deposit — 0.80%
6,303	State Street Liquidity Management Control System Eurodollar Time Deposit	0.01	7/1/16	6,303

	Total Time Deposit			6,303

	Mutual Funds — 17.97%
594,517	BlackRock Debt Strategies Fund, Inc.			2,099
5,612,248	Federated Treasury Obligations Fund, Institutional Shares^^(e)	0.25		5,612
535,779	iShares Iboxx $ High Yield Corporate Bond Fund			45,374

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares or Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Mutual Funds (continued)
88,554	Neuberger Berman High Yield Strategies Fund, Inc.			$970
129,196	New America High Income Fund, Inc.			1,105
84,589,696	SSgA Treasury Money Market Fund (e)	0.09		84,590
335,420	SSgA U.S. Government Money Market Fund (e)	0.00		335
1,037,515	SSgA U.S. Treasury Money Market Fund (e)	0.10		1,038

	Total Mutual Funds			141,123

	Repurchase Agreement — 0.50%
$3,936	Jefferies LLC (Purchased on 6/30/16, proceeds at maturity $3,935,750 collateralized by U.S. Treasury Obligations, 0.27% – 2.24%, 8/15/16 – 11/15/45 fair value $4,014,403)^^	0.55	8/15/16	3,936

	Total Repurchase Agreement			3,936

	Total Investments Before TBA Sale Commitments (cost $787,026) — 99.22%			779,366
	TBA Sale Commitments (f) — (0.12)%
(900)	Government National Mortgage Association, 30 YR TBA	3.50	7/20/46	(955)

	Total TBA Sale Commitments			(955)

	Other assets in excess of liabilities — 0.90%			7,036

	Net Assets — 100.00%			$785,447

^	All or part of this security was on loan as of June 30, 2016. The total value of securities on loan as of June 30, 2016, was $9,443 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2016.

(a)

Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(b)	Variable Rate Security. The rate reflected is the rate in effect on June 30, 2016.

(c)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at June 30, 2016.

(d)	A perpetual bond is one with no maturity date that pays a fixed interest rate until the bond insurance is terminated.

(e)	The rate disclosed is the rate in effect on June 30, 2016.

(f)

Represents a “to be announced” transaction. The Portfolio has committed to sell securities for which all specific information is not available at this time. (See Note 2 in the Notes to Financial Statements.)

ULC — Unlimited Liability Co.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments (concluded) — June 30, 2016

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager.

The Fixed Income Opportunity Portfolio	City of London Investment Management Company, Ltd.	Fort Washington Investment Advisors, Inc.	Parametric Portfolio Associates, LLC	Western Asset Management Company	HC Capital Solutions	Total
Asset Backed Security	—	—	—	0.64%	—	0.64%
Bank Loan Obligation	—	0.30%	—	—	—	0.30%
Collateralized Mortgage Obligations	—	—	—	15.59%	—	15.59%
U.S. Government Agency Mortgage	—	—	—	0.12%	—	0.12%
Corporate Bonds	—	51.21%	—	0.47%	—	51.68%
Yankee Dollars	—	11.60%	—	—	—	11.60%
Preferred Stock	—	0.02%	—	—	—	0.02%
Time Deposit	—	0.80%	—	—	—	0.80%
Mutual Funds	0.57%	0.72%	12.58%	0.73%	3.37%	17.97%
Repurchase Agreement	—	0.50%	—	—	—	0.50%
TBA Sale Commitments	—	-0.12%	—	—	—	-0.12%
Other Assets Liabilities	0.77%	-0.15%	0.08%	0.20%	—	0.90%

Total Net Assets	1.34%	64.88%	12.66%	17.75%	3.37%	100.00%

The following tables reflect the open derivative positions held by the Portfolio as of June 30, 2016.

Long/(Short) Futures

Number of Contracts	Futures Contracts Positions^	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
(311)	10-Year U.S. Treasury Note Future	$(41,358)	9/21/16	$(834)
553	5-Year U.S. Treasury Note Future	67,557	9/30/16	189
(29)	5-Year U.S. Treasury Note Future	(3,543)	9/30/16	(64)
(37)	Euro FX Currency Future	(5,137)	9/19/16	153
(26)	Euro-Bund Future	(4,821)	9/8/16	(90)

	Net Unrealized Appreciation/(Depreciation)			$(646)

^	Cash has been pledged as collateral for Futures Contracts held by the Portfolio.

Forward Currency Contracts

Contract Amount (Local Currency)	Currency	Counterparty	Settlement Date	Settlement Value (000)	Value on 6/30/16 (000)	Unrealized Appreciation/ (Depreciation) (000)
	Currencies Purchased
1,600,000	Euro	Citibank	7/14/16	$1,794	$1,776	$(18)

	Total Currencies Purchased			$1,794	$1,776	$(18)

	Currencies Sold
2,761,118	Euro	Citibank	7/14/16	$3,155	$3,066	$89

	Total Currencies Sold			$3,155	$3,066	$89

	Net Unrealized Appreciation/(Depreciation)					$71

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Securities — 5.04%
$200	Fannie Mae	0.88	5/21/18	$201
300	Fannie Mae	0.88	8/28/17	301
250	Fannie Mae	0.88	12/20/17	251
100	Fannie Mae, Callable 9/27/16 @ 100.00	0.88	12/27/17	100
200	Fannie Mae	0.88	2/8/18	201
300	Fannie Mae, Series 1, Callable 7/30/16 @ 100.00	1.00	4/30/18	300
300	Fannie Mae, Callable 9/28/16 @ 100.00	1.00	12/28/17	300
50	Fannie Mae, Callable 8/15/16 @ 100.00	1.00	2/15/18	50
125	Fannie Mae, Callable 7/28/16 @ 100.00	1.07	7/28/17	125
500	Fannie Mae, Callable 7/30/16 @ 100.00	1.13	4/30/18	500
430	Fannie Mae (a)(b)	1.22	10/9/19	413
300	Fannie Mae	1.63	11/27/18	306
200	Fannie Mae	1.75	11/26/19	206
350	Fannie Mae	1.88	9/18/18	359
250	Fannie Mae	2.63	9/6/24	269
200	Fannie Mae, Callable 9/1/16 @ 100.00	3.00	3/1/28	200
85	Fannie Mae	6.21	8/6/38	134
95	Fannie Mae	6.25	5/15/29	138
160	Fannie Mae	6.63	11/15/30	245
180	Fannie Mae	7.25	5/15/30	287
250	Federal Farm Credit Bank	1.13	12/18/17	252
50	Federal Farm Credit Bank, Callable 11/17/16 @ 100.00	1.58	2/17/21	50
600	Federal Home Loan Bank	0.88	6/29/18	602
200	Federal Home Loan Bank	1.25	6/8/18	202
300	Federal Home Loan Bank	1.63	6/14/19	307
200	Federal Home Loan Bank	1.75	12/14/18	205
300	Federal Home Loan Bank	2.00	9/14/18	309
50	Federal Home Loan Bank	2.13	3/10/23	52
160	Federal Home Loan Bank	2.88	9/11/20	172
250	Federal Home Loan Bank, Series 1069	5.00	11/17/17	265
180	Federal Home Loan Bank	5.25	12/11/20	212
65	Federal Home Loan Bank	5.50	7/15/36	94
175	Financing Corp., Series E	9.65	11/2/18	211
400	Freddie Mac	0.75	1/12/18	401
650	Freddie Mac	0.88	3/7/18	652
100	Freddie Mac	1.00	7/28/17	100
230	Freddie Mac	1.00	9/29/17	231
125	Freddie Mac, Callable 10/30/16 @ 100.00	1.02	4/30/18	125
100	Freddie Mac	1.25	10/2/19	101
200	Freddie Mac	1.25	8/1/19	202
200	Freddie Mac	1.38	5/1/20	203
250	Freddie Mac	1.40	8/22/19	254
350	Freddie Mac	1.75	5/30/19	360
350	Freddie Mac	2.38	1/13/22	371
200	Freddie Mac	4.88	6/13/18	216
250	Freddie Mac	6.25	7/15/32	378
80	Freddie Mac	6.75	3/15/31	124
110	Tennessee Valley Authority	4.70	7/15/33	136
85	Tennessee Valley Authority	5.25	9/15/39	117
100	Tennessee Valley Authority	5.50	7/18/17	105
190	Tennessee Valley Authority	6.15	1/15/38	282

	Total U.S. Government Agency Securities			12,177

	Corporate Bond — 0.11%
250	Private Export Funding Corp.(Diversified Financial Services)	4.38	3/15/19	272

	Total Corporate Bond			272

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations — 77.46%
$600	U.S. Treasury Bond	1.00	8/31/19	$605
1,035	U.S. Treasury Bond	2.50	2/15/46	1,079
875	U.S. Treasury Bond	2.50	5/15/46	913
1,215	U.S. Treasury Bond	2.50	2/15/45	1,266
671	U.S. Treasury Bond	2.75	11/15/42	739
837	U.S. Treasury Bond	2.75	8/15/42	923
1,116	U.S. Treasury Bond	2.88	5/15/43	1,256
1,380	U.S. Treasury Bond	2.88	8/15/45	1,550
1,015	U.S. Treasury Bond	3.00	11/15/44	1,168
820	U.S. Treasury Bond	3.00	11/15/45	944
439	U.S. Treasury Bond	3.00	5/15/42	508
1,260	U.S. Treasury Bond	3.00	5/15/45	1,450
1,010	U.S. Treasury Bond	3.13	8/15/44	1,190
700	U.S. Treasury Bond	3.13	5/15/21	770
425	U.S. Treasury Bond	3.13	2/15/42	503
616	U.S. Treasury Bond	3.13	11/15/41	728
647	U.S. Treasury Bond	3.13	2/15/43	763
1,155	U.S. Treasury Bond	3.38	5/15/44	1,425
400	U.S. Treasury Bond	3.50	2/15/39	505
900	U.S. Treasury Bond	3.63	8/15/43	1,162
1,280	U.S. Treasury Bond	3.63	2/15/44	1,652
845	U.S. Treasury Bond	3.75	11/15/43	1,116
230	U.S. Treasury Bond	3.75	8/15/41	300
185	U.S. Treasury Bond	3.88	8/15/40	246
690	U.S. Treasury Bond	4.25	11/15/40	967
300	U.S. Treasury Bond	4.38	11/15/39	427
25	U.S. Treasury Bond	4.38	2/15/38	36
363	U.S. Treasury Bond	4.38	5/15/40	517
546	U.S. Treasury Bond	4.38	5/15/41	780
350	U.S. Treasury Bond	4.50	5/15/38	508
400	U.S. Treasury Bond	4.50	8/15/39	579
420	U.S. Treasury Bond	4.50	2/15/36	605
673	U.S. Treasury Bond	4.63	2/15/40	990
40	U.S. Treasury Bond	4.75	2/15/37	60
325	U.S. Treasury Bond	4.75	2/15/41	488
100	U.S. Treasury Bond	5.00	5/15/37	154
282	U.S. Treasury Bond	5.25	11/15/28	397
230	U.S. Treasury Bond	5.25	2/15/29	325
159	U.S. Treasury Bond	5.38	2/15/31	236
85	U.S. Treasury Bond	6.00	2/15/26	120
235	U.S. Treasury Bond	6.13	11/15/27	347
150	U.S. Treasury Bond	6.13	8/15/29	230
160	U.S. Treasury Bond	6.25	5/15/30	252
122	U.S. Treasury Bond	6.25	8/15/23	164
100	U.S. Treasury Bond	6.38	8/15/27	150
368	U.S. Treasury Bond	6.50	11/15/26	545
200	U.S. Treasury Bond	6.75	8/15/26	300
100	U.S. Treasury Bond	7.25	8/15/22	136
7	U.S. Treasury Bond	7.88	2/15/21	9
400	U.S. Treasury Bond	8.00	11/15/21	545
350	U.S. Treasury Bond	8.13	8/15/19	430
110	U.S. Treasury Bond	8.13	8/15/21	149
400	U.S. Treasury Bond	8.75	8/15/20	527
200	U.S. Treasury Bond	8.88	8/15/17	219
1,000	U.S. Treasury Note	0.50	7/31/17	1,000

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$690	U.S. Treasury Note	0.63	6/30/18	$690
1,400	U.S. Treasury Note	0.63	9/30/17	1,401
850	U.S. Treasury Note	0.63	4/30/18	851
1,825	U.S. Treasury Note	0.63	8/31/17	1,827
905	U.S. Treasury Note	0.63	7/31/17	906
780	U.S. Treasury Note	0.63	11/30/17	781
695	U.S. Treasury Note	0.75	4/30/18	697
755	U.S. Treasury Note	0.75	4/15/18	757
1,530	U.S. Treasury Note	0.75	10/31/17	1,534
735	U.S. Treasury Note	0.75	1/31/18	737
1,650	U.S. Treasury Note	0.75	2/28/18	1,655
986	U.S. Treasury Note	0.75	12/31/17	989
513	U.S. Treasury Note	0.75	3/31/18	514
715	U.S. Treasury Note	0.75	2/15/19	716
485	U.S. Treasury Note	0.88	7/15/18	488
700	U.S. Treasury Note	0.88	3/31/18	703
635	U.S. Treasury Note	0.88	6/15/19	638
895	U.S. Treasury Note	0.88	7/15/17	898
695	U.S. Treasury Note	0.88	5/31/18	699
645	U.S. Treasury Note	0.88	5/15/19	648
449	U.S. Treasury Note	0.88	1/31/18	451
475	U.S. Treasury Note	0.88	11/15/17	477
645	U.S. Treasury Note	0.88	4/15/19	648
380	U.S. Treasury Note	0.88	7/31/19	382
765	U.S. Treasury Note	0.88	11/30/17	768
250	U.S. Treasury Note	0.88	10/15/18	251
495	U.S. Treasury Note	0.88	8/15/17	497
305	U.S. Treasury Note	0.88	10/15/17	306
740	U.S. Treasury Note	0.88	1/15/18	743
645	U.S. Treasury Note	1.00	3/15/19	651
755	U.S. Treasury Note	1.00	3/15/18	760
950	U.S. Treasury Note	1.00	5/31/18	957
705	U.S. Treasury Note	1.00	9/15/18	711
800	U.S. Treasury Note	1.00	5/15/18	806
200	U.S. Treasury Note	1.00	8/15/18	202
515	U.S. Treasury Note	1.00	11/30/19	518
740	U.S. Treasury Note	1.00	12/31/17	745
435	U.S. Treasury Note	1.00	2/15/18	438
416	U.S. Treasury Note	1.00	9/30/19	419
710	U.S. Treasury Note	1.00	9/15/17	714
860	U.S. Treasury Note	1.00	12/15/17	865
700	U.S. Treasury Note	1.13	4/30/20	707
550	U.S. Treasury Note	1.13	3/31/20	556
680	U.S. Treasury Note	1.13	1/15/19	688
910	U.S. Treasury Note	1.13	2/28/21	916
600	U.S. Treasury Note	1.13	5/31/19	607
1,340	U.S. Treasury Note	1.13	6/30/21	1,347
675	U.S. Treasury Note	1.13	12/31/19	682
400	U.S. Treasury Note	1.25	11/30/18	406
835	U.S. Treasury Note	1.25	1/31/19	847
292	U.S. Treasury Note	1.25	2/29/20	296
1,075	U.S. Treasury Note	1.25	1/31/20	1,091
915	U.S. Treasury Note	1.25	12/15/18	928
705	U.S. Treasury Note	1.25	11/15/18	715
475	U.S. Treasury Note	1.25	10/31/19	483

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$915	U.S. Treasury Note	1.25	3/31/21	$926
1,195	U.S. Treasury Note	1.25	10/31/18	1,212
300	U.S. Treasury Note	1.25	4/30/19	305
500	U.S. Treasury Note	1.38	1/31/20	510
1,100	U.S. Treasury Note	1.38	9/30/18	1,118
850	U.S. Treasury Note	1.38	9/30/20	866
1,315	U.S. Treasury Note	1.38	1/31/21	1,339
825	U.S. Treasury Note	1.38	5/31/20	840
585	U.S. Treasury Note	1.38	11/30/18	595
493	U.S. Treasury Note	1.38	12/31/18	502
1,055	U.S. Treasury Note	1.38	8/31/20	1,074
640	U.S. Treasury Note	1.38	5/31/21	652
340	U.S. Treasury Note	1.38	7/31/18	345
900	U.S. Treasury Note	1.38	2/29/20	917
1,105	U.S. Treasury Note	1.38	3/31/20	1,126
668	U.S. Treasury Note	1.38	2/28/19	680
925	U.S. Treasury Note	1.38	10/31/20	942
340	U.S. Treasury Note	1.38	4/30/20	346
745	U.S. Treasury Note	1.38	6/30/23	749
910	U.S. Treasury Note	1.38	4/30/21	926
750	U.S. Treasury Note	1.50	10/31/19	768
533	U.S. Treasury Note	1.50	1/31/19	544
790	U.S. Treasury Note	1.50	12/31/18	806
755	U.S. Treasury Note	1.50	3/31/23	766
1,200	U.S. Treasury Note	1.50	1/31/22	1,225
1,210	U.S. Treasury Note	1.50	11/30/19	1,238
750	U.S. Treasury Note	1.50	2/28/23	761
1,100	U.S. Treasury Note	1.50	8/31/18	1,121
695	U.S. Treasury Note	1.50	5/31/20	711
300	U.S. Treasury Note	1.50	3/31/19	307
1,135	U.S. Treasury Note	1.50	5/31/19	1,161
1,176	U.S. Treasury Note	1.50	2/28/19	1,201
720	U.S. Treasury Note	1.63	3/31/19	738
230	U.S. Treasury Note	1.63	4/30/19	236
360	U.S. Treasury Note	1.63	8/31/19	370
1,880	U.S. Treasury Note	1.63	2/15/26	1,902
870	U.S. Treasury Note	1.63	7/31/20	895
1,025	U.S. Treasury Note	1.63	11/30/20	1,055
1,020	U.S. Treasury Note	1.63	8/15/22	1,046
757	U.S. Treasury Note	1.63	11/15/22	775
750	U.S. Treasury Note	1.63	4/30/23	767
1,385	U.S. Treasury Note	1.63	5/15/26	1,403
750	U.S. Treasury Note	1.63	5/31/23	767
1,160	U.S. Treasury Note	1.63	6/30/19	1,191
1,250	U.S. Treasury Note	1.63	6/30/20	1,286
1,160	U.S. Treasury Note	1.63	7/31/19	1,191
1,205	U.S. Treasury Note	1.63	12/31/19	1,238
950	U.S. Treasury Note	1.75	2/28/22	982
780	U.S. Treasury Note	1.75	9/30/19	804
1,103	U.S. Treasury Note	1.75	5/15/23	1,138
815	U.S. Treasury Note	1.75	10/31/20	843
1,000	U.S. Treasury Note	1.75	12/31/20	1,035
640	U.S. Treasury Note	1.75	10/31/18	656
210	U.S. Treasury Note	1.75	9/30/22	217
910	U.S. Treasury Note	1.75	4/30/22	940

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$600	U.S. Treasury Note	1.75	1/31/23	$619
450	U.S. Treasury Note	1.75	5/15/22	465
660	U.S. Treasury Note	1.75	3/31/22	682
816	U.S. Treasury Note	1.88	9/30/17	829
600	U.S. Treasury Note	1.88	8/31/17	609
875	U.S. Treasury Note	1.88	8/31/22	910
1,050	U.S. Treasury Note	1.88	10/31/17	1,068
975	U.S. Treasury Note	1.88	11/30/21	1,016
965	U.S. Treasury Note	1.88	5/31/22	1,004
420	U.S. Treasury Note	1.88	6/30/20	436
850	U.S. Treasury Note	1.88	10/31/22	883
1,538	U.S. Treasury Note	2.00	2/15/23	1,611
850	U.S. Treasury Note	2.00	11/30/22	890
500	U.S. Treasury Note	2.00	8/31/21	524
438	U.S. Treasury Note	2.00	2/15/22	459
1,110	U.S. Treasury Note	2.00	11/15/21	1,164
660	U.S. Treasury Note	2.00	7/31/20	689
550	U.S. Treasury Note	2.00	5/31/21	576
1,680	U.S. Treasury Note	2.00	8/15/25	1,757
800	U.S. Treasury Note	2.00	9/30/20	836
1,925	U.S. Treasury Note	2.00	2/15/25	2,015
840	U.S. Treasury Note	2.00	7/31/22	880
550	U.S. Treasury Note	2.00	11/30/20	575
700	U.S. Treasury Note	2.00	2/28/21	732
980	U.S. Treasury Note	2.00	10/31/21	1,027
800	U.S. Treasury Note	2.13	12/31/21	844
1,095	U.S. Treasury Note	2.13	8/15/21	1,154
785	U.S. Treasury Note	2.13	9/30/21	827
960	U.S. Treasury Note	2.13	6/30/21	1,011
445	U.S. Treasury Note	2.13	6/30/22	469
600	U.S. Treasury Note	2.13	8/31/20	629
1,660	U.S. Treasury Note	2.13	5/15/25	1,754
750	U.S. Treasury Note	2.13	1/31/21	789
830	U.S. Treasury Note	2.13	12/31/22	875
1,575	U.S. Treasury Note	2.25	11/15/25	1,681
785	U.S. Treasury Note	2.25	7/31/21	832
374	U.S. Treasury Note	2.25	11/30/17	383
500	U.S. Treasury Note	2.25	7/31/18	517
700	U.S. Treasury Note	2.25	4/30/21	741
1,955	U.S. Treasury Note	2.25	11/15/24	2,085
500	U.S. Treasury Note	2.25	3/31/21	529
500	U.S. Treasury Note	2.38	6/30/18	518
1,620	U.S. Treasury Note	2.38	8/15/24	1,744
700	U.S. Treasury Note	2.38	12/31/20	743
620	U.S. Treasury Note	2.38	7/31/17	632
200	U.S. Treasury Note	2.38	5/31/18	207
1,290	U.S. Treasury Note	2.50	8/15/23	1,398
1,890	U.S. Treasury Note	2.50	5/15/24	2,052
377	U.S. Treasury Note	2.63	8/15/20	403
550	U.S. Treasury Note	2.63	4/30/18	570
406	U.S. Treasury Note	2.63	1/31/18	419
1,353	U.S. Treasury Note	2.63	11/15/20	1,450
529	U.S. Treasury Note	2.75	2/15/19	558
648	U.S. Treasury Note	2.75	12/31/17	669
1,415	U.S. Treasury Note	2.75	2/15/24	1,562

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (concluded) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$1,617	U.S. Treasury Note	2.75	11/15/23	$1,783
300	U.S. Treasury Note	2.75	2/28/18	311
400	U.S. Treasury Note	2.88	3/31/18	416
730	U.S. Treasury Note	3.13	5/15/19	780
1,082	U.S. Treasury Note	3.38	11/15/19	1,176
825	U.S. Treasury Note	3.50	5/15/20	907
799	U.S. Treasury Note	3.50	2/15/18	837
1,152	U.S. Treasury Note	3.63	2/15/21	1,289
1,260	U.S. Treasury Note	3.63	2/15/20	1,387
800	U.S. Treasury Note	3.63	8/15/19	871
1,000	U.S. Treasury Note	3.75	11/15/18	1,074
300	U.S. Treasury Note	4.00	8/15/18	322
400	U.S. Treasury Note	4.25	5/15/39	559
700	U.S. Treasury Note	4.25	11/15/17	735
800	U.S. Treasury Note	4.75	8/15/17	837

	Total U.S. Treasury Obligations			187,299

	Yankee Dollar — 0.06%
115	AID-Israel(Sovereign Bonds)	5.50	9/18/23	145

	Total Yankee Dollar			145

	Time Deposit — 0.43%
1,047	State Street Liquidity Management Control System Eurodollar Time Deposit	0.01	7/1/16	1,047

	Total Time Deposit			1,047

	Mutual Fund — 16.90%
40,865,192	SSgA Treasury Money Market Fund (c)	0.09		40,865

	Total Mutual Fund			40,865

	Total Investments (cost $232,403) — 100.00%			241,805
	Liabilities in excess of other assets — (0.00)%			(10)

	Net Assets — 100.00%			$241,795

(a)	Zero Coupon Security. Effective rate shown is as of June 30, 2016.

(b)	Rate disclosed represents effective yield at purchase.

(c)	The rate disclosed is the rate in effect on June 30, 2016.

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager.

The U.S. Government Fixed Income Securities Portfolio	Mellon Capital Management Corporation	HC Capital Solutions	Total
U.S. Government Agency Securities	5.04%	—	5.04%
Corporate Bond	0.11%	—	0.11%
U.S. Treasury Obligations	77.46%	—	77.46%
Yankee Dollar	0.06%	—	0.06%
Time Deposit	0.43%	—	0.43%
Mutual Fund	—	16.90%	16.90%
Other Assets (Liabilities)	0.00%	0.00%	0.00%

Total Net Assets	83.10%	16.90%	100.00%

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Inflation Protected Securities Portfolio

Portfolio of Investments — June 30, 2016

Shares or Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations — 94.43%
$6,170	U.S. Treasury Inflation Index Bond	0.63	2/15/43	$6,008
8,358	U.S. Treasury Inflation Index Bond	0.75	2/15/42	8,379
10,376	U.S. Treasury Inflation Index Bond	0.75	2/15/45	10,428
5,352	U.S. Treasury Inflation Index Bond	1.00	2/15/46	5,782
9,343	U.S. Treasury Inflation Index Bond	1.38	2/15/44	10,806
7,015	U.S. Treasury Inflation Index Bond	1.75	1/15/28	8,203
8,792	U.S. Treasury Inflation Index Bond	2.00	1/15/26	10,345
4,750	U.S. Treasury Inflation Index Bond	2.13	2/15/41	6,268
3,712	U.S. Treasury Inflation Index Bond	2.13	2/15/40	4,855
12,071	U.S. Treasury Inflation Index Bond	2.38	1/15/25	14,416
7,073	U.S. Treasury Inflation Index Bond	2.38	1/15/27	8,684
6,832	U.S. Treasury Inflation Index Bond	2.50	1/15/29	8,658
2,757	U.S. Treasury Inflation Index Bond	3.38	4/15/32	4,037
5,966	U.S. Treasury Inflation Index Bond	3.63	4/15/28	8,257
7,196	U.S. Treasury Inflation Index Bond	3.88	4/15/29	10,365
18,341	U.S. Treasury Inflation Index Note	0.13	7/15/24	18,529
18,775	U.S. Treasury Inflation Index Note	0.13	7/15/22	19,198
18,861	U.S. Treasury Inflation Index Note	0.13	1/15/23	19,113
22,664	U.S. Treasury Inflation Index Note	0.13	4/15/19	23,145
22,663	U.S. Treasury Inflation Index Note	0.13	4/15/20	23,189
22,882	U.S. Treasury Inflation Index Note	0.13	4/15/18	23,224
18,127	U.S. Treasury Inflation Index Note	0.13	1/15/22	18,479
7,173	U.S. Treasury Inflation Index Note	0.13	4/15/21	7,351
18,387	U.S. Treasury Inflation Index Note	0.25	1/15/25	18,673
18,713	U.S. Treasury Inflation Index Note	0.38	7/15/23	19,354
18,365	U.S. Treasury Inflation Index Note	0.38	7/15/25	18,915
18,668	U.S. Treasury Inflation Index Note	0.63	1/15/24	19,547
16,524	U.S. Treasury Inflation Index Note	0.63	1/15/26	17,404
16,420	U.S. Treasury Inflation Index Note	0.63	7/15/21	17,288
15,533	U.S. Treasury Inflation Index Note	1.13	1/15/21	16,617
13,584	U.S. Treasury Inflation Index Note	1.25	7/15/20	14,599
8,835	U.S. Treasury Inflation Index Note	1.38	1/15/20	9,435
6,892	U.S. Treasury Inflation Index Note	1.38	7/15/18	7,229
6,990	U.S. Treasury Inflation Index Note	1.63	1/15/18	7,254
7,286	U.S. Treasury Inflation Index Note	1.88	7/15/19	7,884
6,413	U.S. Treasury Inflation Index Note	2.13	1/15/19	6,880
6,610	U.S. Treasury Inflation Index Note	2.63	7/15/17	6,880

	Total U.S. Treasury Obligations			465,678

	Mutual Fund — 5.28%
26,056,637	SSgA Treasury Money Market Fund (a)	0.09		26,057

	Total Mutual Fund			26,057

	Total Investments (cost $474,864) — 99.71%			491,735
	Other assets in excess of liabilities — 0.29%			1,418

	Net Assets — 100.00%			$493,153

(a)	The rate disclosed is the rate in effect on June 30, 2016.

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager.

The Inflation Protected Securities Portfolio	Mellon Capital Management Corporation	HC Capital Solutions	Total
U.S. Treasury Obligations	94.43%	—	94.43%
Mutual Fund	0.02%	5.26%	5.28%
Other Assets (Liabilities)	0.29%	0.00%	0.29%

Total Net Assets	94.74%	5.26%	100.00%

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Corporate Fixed Income Securities Portfolio

Portfolio of Investments — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds — 69.21%
$3,325	AbbVie, Inc.(Biotechnology)	1.75	11/6/17	$3,344
83	AbbVie, Inc.(Biotechnology)	4.40	11/6/42	85
990	AbbVie, Inc.(Biotechnology), Callable 11/14/34 @ 100.00	4.50	5/14/35	1,033
425	Air Products & Chemicals, Inc.(Chemicals)	2.75	2/3/23	438
1,825	American Express Co.(Consumer Finance)	1.55	5/22/18	1,834
3,130	American Express Co.(Consumer Finance)	7.00	3/19/18	3,419
150	Ameriprise Financial, Inc.(Capital Markets)	3.70	10/15/24	160
2,410	Ameriprise Financial, Inc.(Capital Markets)	4.00	10/15/23	2,610
1,740	Amgen, Inc.(Biotechnology)	2.13	5/15/17	1,755
450	Amgen, Inc.(Biotechnology), Callable 2/22/24 @ 100.00	3.63	5/22/24	483
1,280	Amgen, Inc.(Biotechnology), Callable 8/15/21 @ 100.00	3.88	11/15/21	1,397
1,235	Analog Devices, Inc.(Semiconductors & Semiconductor Equipment), Callable 9/15/25 @ 100.00	3.90	12/15/25	1,377
315	Analog Devices, Inc.(Semiconductors & Semiconductor Equipment), Callable 6/15/45 @ 100.00	5.30	12/15/45	380
412	Anheuser-Busch InBev NV(Beverages)	2.50	7/15/22	418
1,705	Anheuser-Busch InBev NV FIN(Beverages), Callable 12/1/22 @ 100.00	3.30	2/1/23	1,794
900	Anheuser-Busch InBev NV FIN(Beverages), Callable 8/1/35 @ 100.00	4.70	2/1/36	1,013
1,670	Anthem, Inc.(Health Care Providers & Services), Callable 5/15/21 @ 100.00	3.70	8/15/21	1,786
594	Anthem, Inc.(Health Care Providers & Services)	4.63	5/15/42	623
965	Archer-Daniels-Midland Co.(Food Products)	4.02	4/16/43	1,028
1,725	AT&T, Inc.(Diversified Telecommunication Services)	5.35	9/1/40	1,888
2,175	AT&T, Inc.(Diversified Telecommunication Services)	5.50	2/1/18	2,316
495	AT&T, Inc.(Diversified Telecommunication Services)	5.55	8/15/41	555
265	Atmos Energy Corp.(Gas Utilities), Callable 4/15/44 @ 100.00	4.13	10/15/44	289
1,690	Atmos Energy Corp.(Gas Utilities)	8.50	3/15/19	1,993
5,725	Bank of America Corp., MTN (Banks)	3.30	1/11/23	5,894
1,700	Bank of America Corp., Series L, MTN (Banks)	5.65	5/1/18	1,822
1,033	Bank One Corp.(Banks)	8.00	4/29/27	1,401
740	Berkshire Hathaway, Inc.(Diversified Financial Services)	4.40	5/15/42	831
935	Bunge Limited Finance Co.(Food Products)	8.50	6/15/19	1,093
5,425	Capital One Bank USA, Series BKNT(Banks), Callable 1/13/19 @ 100.00	2.25	2/13/19	5,494
1,610	Chevron Corp.(Oil, Gas & Consumable Fuels), Callable 10/17/20 @ 100.00	2.42	11/17/20	1,661
500	Cisco Systems, Inc.(Communications Equipment)	5.50	1/15/40	655
3,955	Citigroup, Inc.(Banks)	2.55	4/8/19	4,048
1,160	Citigroup, Inc.(Banks)	2.65	10/26/20	1,181
1,410	Citigroup, Inc.(Banks)	3.40	5/1/26	1,447
1,730	Coca-Cola Enterprises, Inc.(Beverages)	3.50	9/15/20	1,835
2,445	Comcast Corp.(Media), Callable 2/15/35 @ 100.00	4.40	8/15/35	2,759
380	Comcast Corp.(Media)	6.45	3/15/37	523
1,850	ConocoPhillips(Oil, Gas & Consumable Fuels)	6.50	2/1/39	2,380
95	Consolidated Edison Co. of New York, Inc., Series 08-B(Multi-Utilities)	6.75	4/1/38	135
1,700	CSX Corp.(Road & Rail)	6.22	4/30/40	2,342
2,904	CVS Health Corp.(Food & Staples Retailing), Callable 9/1/22 @ 100.00	2.75	12/1/22	2,996
339	Delphi Corp.(Auto Components), Callable 12/15/23 @ 100.00	4.15	3/15/24	361
83	Delphi Corp.(Auto Components), Callable 2/15/18 @ 102.50	5.00	2/15/23	88
1,925	Devon Energy Corp.(Oil, Gas & Consumable Fuels), Callable 1/15/41 @ 100.00	5.60	7/15/41	1,857
625	Dominion Gas Holdings LLC(Oil, Gas & Consumable Fuels), Callable 9/15/24 @ 100.00	3.60	12/15/24	661
2,440	Dominion Resources, Inc.(Multi-Utilities)	5.20	8/15/19	2,702
800	Dominion Resources, Inc.(Multi-Utilities)	6.40	6/15/18	873
963	Duke Energy Carolinas LLC(Electric Utilities)	5.30	2/15/40	1,231
310	Duke Energy Corp.(Electric Utilities), Callable 1/15/24 @ 100.00	3.75	4/15/24	333
1,255	Eaton Corp.(Electrical Equipment)	2.75	11/2/22	1,287
620	Eaton Corp.(Electrical Equipment)	4.15	11/2/42	668

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Corporate Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$1,475	Eaton Corp.(Electrical Equipment)	5.60	5/15/18	$1,587
1,100	Ecolab, Inc.(Chemicals)	4.35	12/8/21	1,245
431	Ecolab, Inc.(Chemicals)	5.50	12/8/41	540
2,192	Enterprise Products Operating LLC(Oil, Gas & Consumable Fuels), Callable 9/15/43 @ 100.00	4.85	3/15/44	2,316
2,750	Enterprise Products Partners LP(Oil, Gas & Consumable Fuels), Callable 9/15/19 @ 100.00	2.55	10/15/19	2,826
710	FedEx Corp.(Air Freight & Logistics)	4.90	1/15/34	806
1,470	Fiserv, Inc.(IT Services), Callable 5/1/20 @ 100.00	2.70	6/1/20	1,522
3,000	General Motors Co.(Automobiles)	3.50	10/2/18	3,089
685	Gilead Sciences, Inc.(Biotechnology), Callable 8/1/44 @ 100.00	4.50	2/1/45	747
243	GlaxoSmithKline PLC(Pharmaceuticals)	6.38	5/15/38	348
655	Goldman Sachs Group, Inc.(Capital Markets), Callable 3/25/21 @ 100.00	2.63	4/25/21	664
1,325	Goldman Sachs Group, Inc.(Capital Markets)	4.00	3/3/24	1,422
2,500	Goldman Sachs Group, Inc., Series D(Capital Markets)	6.00	6/15/20	2,852
2,050	International Business Machines Corp.(IT Services)	3.63	2/12/24	2,243
283	International Business Machines Corp.(IT Services)	4.00	6/20/42	301
1,200	International Paper Co.(Containers & Packaging), Callable 5/15/41 @ 100.00	6.00	11/15/41	1,423
895	Johnson & Johnson(Pharmaceuticals), Callable 6/5/33 @ 100.00	4.38	12/5/33	1,079
305	Johnson & Johnson(Pharmaceuticals)	4.85	5/15/41	398
1,440	JPMorgan Chase & Co.(Banks)	3.88	2/1/24	1,556
4,705	JPMorgan Chase & Co.(Banks)	4.25	10/15/20	5,129
310	JPMorgan Chase & Co.(Banks)	4.35	8/15/21	341
595	Lincoln National Corp.(Insurance)	7.00	6/15/40	767
1,095	Lockheed Martin Corp.(Aerospace & Defense), Callable 9/1/34 @ 100.00	3.60	3/1/35	1,111
1,070	Medtronic, Inc.(Health Care Equipment & Supplies), Callable 12/15/21 @ 100.00	3.13	3/15/22	1,134
615	Medtronic, Inc.(Health Care Equipment & Supplies), Callable 9/15/43 @ 100.00	4.63	3/15/44	719
405	MetLife, Inc.(Insurance)	4.05	3/1/45	399
1,473	MetLife, Inc.(Insurance)	7.72	2/15/19	1,709
1,830	Microsoft Corp.(Software), Callable 5/3/35 @ 100.00	4.20	11/3/35	2,055
1,720	MidAmerican Energy Holdings Co.(Multi-Utilities)	6.13	4/1/36	2,278
3,933	National Rural Utilities Cooperative Finance Corp.(Diversified Financial Services), Callable 8/15/23 @ 100.00	3.40	11/15/23	4,250
2,267	Nucor Corp.(Metals & Mining), Callable 5/1/23 @ 100.00	4.00	8/1/23	2,422
680	Nucor Corp.(Metals & Mining), Callable 2/1/43 @ 100.00	5.20	8/1/43	747
655	Oklahoma Gas & Electric Co.(Electric Utilities), Callable 11/15/40 @ 100.00	5.25	5/15/41	807
1,310	Oracle Corp.(Software)	6.50	4/15/38	1,785
1,750	Philip Morris International, Inc.(Tobacco)	2.90	11/15/21	1,849
250	PNC Bank NA(Banks), Callable 10/6/20 @ 100.00	2.45	11/5/20	257
1,025	PNC Financial Services Group, Inc.(Banks) (a)	2.85	11/9/22	1,063
498	Procter & Gamble Co.(The)(Household Products)	9.36	1/1/21	602
630	Progress Energy, Inc.(Electric Utilities)	6.00	12/1/39	794
900	Prudential Financial, Inc.(Insurance)	6.20	11/15/40	1,108
610	Reed Elsevier NV(Media)	8.63	1/15/19	704
450	Rock-Tenn Co.(Containers & Packaging)	4.45	3/1/19	476
1,345	Roper Industries, Inc.(Industrial Conglomerates)	2.05	10/1/18	1,361
215	Roper Industries, Inc.(Industrial Conglomerates), Callable 8/15/22 @ 100.00	3.13	11/15/22	220
260	San Diego Gas & Electric Co.(Multi-Utilities), Callable 10/1/41 @ 100.00	4.30	4/1/42	300
430	South Carolina Electric & Gas(Electric Utilities), Callable 12/15/45 @ 100.00	4.10	6/15/46	455
615	Southern California Gas Co.(Gas Utilities), Callable 6/15/24 @ 100.00	3.15	9/15/24	658
1,340	Southwest Airlines Co 2007-1 Trust(Airlines)	6.15	8/1/22	1,520
1,772	Southwest Airlines Co.(Airlines), Callable 10/5/20 @ 100.00	2.65	11/5/20	1,829
1,530	Sunoco Logistics Partners LP(Oil, Gas & Consumable Fuels), Callable 10/15/22 @ 100.00	3.45	1/15/23	1,509
1,495	Sunoco Logistics Partners LP(Oil, Gas & Consumable Fuels), Callable 7/15/42 @ 100.00	4.95	1/15/43	1,383

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Corporate Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$320	SunTrust Banks, Inc.(Banks), Callable 10/1/18 @ 100.00	2.35	11/1/18	$325
600	SunTrust Banks, Inc.(Banks), Callable 4/15/26 @ 100.00	3.30	5/15/26	605
4,655	SunTrust Banks, Inc.(Banks), Callable 2/3/21 @ 100.00	2.90	3/3/21	4,820
2,091	TC Pipelines LP(Oil, Gas & Consumable Fuels), Callable 12/13/24 @ 100.00	4.38	3/13/25	2,060
1,100	The Dow Chemical Co.(Chemicals), Callable 8/15/22 @ 100.00	3.00	11/15/22	1,135
2,345	The Dow Chemical Co.(Chemicals)	8.55	5/15/19	2,788
825	The Home Depot, Inc.(Specialty Retail)	5.88	12/16/36	1,127
1,850	The Kroger Co.(Food & Staples Retailing), Callable 5/1/23 @ 100.00	3.85	8/1/23	2,031
911	The Travelers Cos., Inc.(Insurance)	6.25	6/15/37	1,263
1,350	Time Warner, Inc.(Media)	5.38	10/15/41	1,553
1,835	Time Warner, Inc.(Media)	6.88	6/15/18	2,027
875	Toyota Motor Credit Corp., MTN (Consumer Finance)	3.30	1/12/22	942
660	Twenty-First Century Fox, Inc.(Media)	5.65	8/15/20	756
2,680	Twenty-First Century Fox, Inc.(Media)	6.20	12/15/34	3,363
125	Twenty-First Century Fox, Inc.(Media)	6.90	3/1/19	142
890	United Parcel Service, Inc.(Air Freight & Logistics)	6.20	1/15/38	1,278
905	UnitedHealth Group, Inc.(Health Care Providers & Services)	6.88	2/15/38	1,321
1,790	Valero Energy Corp.(Oil, Gas & Consumable Fuels)	6.63	6/15/37	1,958
270	Ventas Realty LP(Real Estate Investment Trusts), Callable 5/15/22 @ 100.00	3.25	8/15/22	279
845	Ventas Realty LP(Real Estate Investment Trusts), Callable 11/1/24 @ 100.00	3.50	2/1/25	867
601	Ventas Realty LP(Real Estate Investment Trusts), Callable 10/15/25 @ 100.00	4.13	1/15/26	646
1,245	Verizon Communications, Inc.(Diversified Telecommunication Services), Callable 12/15/33 @ 100.00	5.05	3/15/34	1,383
3,614	Verizon Communications, Inc.(Diversified Telecommunication Services)	6.55	9/15/43	4,860
280	Wachovia Corp.(Banks)	5.75	2/1/18	300
1,710	Wal-Mart Stores, Inc.(Food & Staples Retailing)	5.63	4/1/40	2,301
450	Wal-Mart Stores, Inc.(Food & Staples Retailing)	6.50	8/15/37	653
780	Waste Management, Inc.(Commercial Services & Supplies), Callable 12/1/24 @ 100.00	3.13	3/1/25	816
670	Wells Fargo & Co., MTN (Banks)	2.55	12/7/20	689
845	Wells Fargo & Co.(Banks)	3.00	4/22/26	861
3,975	Wells Fargo & Co.(Banks)	3.00	2/19/25	4,073
1,110	Wells Fargo & Co., MTN (Banks)	4.60	4/1/21	1,240
1,375	WestRock Co.(Containers & Packaging)	4.90	3/1/22	1,526
685	XTO Energy, Inc.(Oil, Gas & Consumable Fuels)	6.75	8/1/37	1,012

	Total Corporate Bonds			200,281

	Yankee Dollars — 12.99%
800	America Movil SAB de CV(Wireless Telecommunication Services)	6.13	11/15/37	963
1,020	BHP Billiton Ltd.(Metals & Mining)	3.85	9/30/23	1,111
430	BHP Billiton Ltd.(Metals & Mining)	5.00	9/30/43	497
1,096	British Telecommunications PLC(Diversified Telecommunication Services)	9.38	12/15/30	1,684
1,369	Canadian Natural Resources(Oil, Gas & Consumable Fuels)	5.70	5/15/17	1,408
423	Canadian Natural Resources(Oil, Gas & Consumable Fuels)	5.90	2/1/18	447
640	Canadian Pacific Railway Co.(Road & Rail), Callable 11/1/24 @ 100.00	2.90	2/1/25	650
2,390	Canadian Pacific Railway Co.(Road & Rail), Callable 12/15/22 @ 100.00	4.45	3/15/23	2,638
165	Canadian Pacific Railway Co.(Road & Rail)	7.25	5/15/19	190
851	Deutsche Telekom International Finance(Diversified Financial Services) (a)	8.75	6/15/30	1,282
2,325	HSBC Holdings PLC(Banks)	5.10	4/5/21	2,566
500	HSBC Holdings PLC(Banks)	6.80	6/1/38	623
645	Iberdrola International BV(Electric Utilities)	5.81	3/15/25	751
1,445	Iberdrola International BV(Electric Utilities)	6.75	7/15/36	1,902
1,580	LyondellBasell Industries NV(Chemicals)	4.00	7/15/23	1,692
125	LyondellBasell Industries NV(Chemicals), Callable 8/26/54 @ 100.00	4.63	2/26/55	121
3,247	LyondellBasell Industries NV(Chemicals), Callable 1/15/19 @ 100.00	5.00	4/15/19	3,516
1,249	Orange SA(Diversified Telecommunication Services)	9.00	3/1/31	1,936

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Corporate Fixed Income Securities Portfolio

Portfolio of Investments (concluded) — June 30, 2016

Shares or Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Yankee Dollars (continued)
$1,242	Petroleos Mexicanos(Oil, Gas & Consumable Fuels)	5.75	3/1/18	$1,298
1,150	Petroleos Mexicanos(Oil, Gas & Consumable Fuels)	6.63	6/15/35	1,186
1,356	Rio Tinto Finance USA PLC(Diversified Financial Services), Callable 12/22/21 @ 100.00	3.50	3/22/22	1,427
1,875	Shell International Finance BV(Diversified Financial Services)	6.38	12/15/38	2,549
1,970	Statoil ASA(Oil, Gas & Consumable Fuels)	3.25	11/10/24	2,081
185	Statoil ASA(Oil, Gas & Consumable Fuels)	5.10	8/17/40	222
1,221	Statoil ASA(Oil, Gas & Consumable Fuels)	7.75	6/15/23	1,621
1,605	Telefonica Emisiones SAU(Diversified Telecommunication Services)	6.22	7/3/17	1,676
745	Telefonica Emisiones SAU(Diversified Telecommunication Services)	7.05	6/20/36	957
496	Vodafone Group PLC(Wireless Telecommunication Services)	6.15	2/27/37	578

	Total Yankee Dollars			37,572

	Mutual Funds — 16.29%
32,938,505	SSgA Treasury Money Market Fund (b)	0.09		32,939
14,184,135	SSgA U.S. Government Money Market Fund (b)	0.00		14,184

	Total Mutual Funds			47,123

	Total Investments (cost $277,700) — 98.49%			284,976
	Other assets in excess of liabilities — 1.51%			4,355

	Net Assets — 100.00%			$289,331

(a)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at June 30, 2016.

(b)	The rate disclosed is the rate in effect on June 30, 2016.

MTN — Medium Term Note

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager.

The U.S. Corporate Fixed Income Securities Portfolio	Agincourt Capital Management, LLC	HC Capital Solutions	Total
Corporate Bonds	69.21%	—	69.21%
Yankee Dollars	12.99%	—	12.99%
Mutual Funds	4.91%	11.38%	16.29%
Other Assets (Liabilities)	-3.51%	5.02%	1.51%

Total Net Assets	83.60%	16.40%	100.00%

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Asset Backed Securities — 1.44%
$270	American Express Credit Account Master Trust, Series 2014-2, Class A	1.26	1/15/20	$271
200	American Express Credit Account Master Trust, Series 2014-3, Class A	1.49	4/15/20	202
125	Capital Auto Receivables Asset Trust, Series 2015-1, Class A4	1.86	10/21/19	126
250	Capital One Multi-Asset Execution Trust, Series 2007-A7, Class A7	5.75	7/15/20	265
300	Chase Issuance Trust (CHAIT), Series 2015-A2, Class A2	1.59	2/18/20	304
250	Chase Issuance Trust (CHAIT), Series 2012-A7, Class A7	2.16	9/16/24	255
100	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1	2.88	1/23/23	106
200	Discover Card Execution Note Trust, Series 2014-A4, Class A4	2.12	12/15/21	205
170	Fifth Third Auto Trust, Series 2014-3, Class A3	0.96	3/15/19	170
187	Fifth Third Auto Trust, Series 2014-3, Class A4	1.47	5/17/21	188
225	Ford Credit Auto Owner Trust, Series 2013-C, Class A4	1.25	10/15/18	225
85	Ford Credit Auto Owner Trust, Series 2015-A, Class A3	1.28	9/15/19	85
200	Ford Credit Auto Owner Trust, Series 2016-B, Class A3	1.33	10/15/20	201
160	Ford Credit Auto Owner Trust, Series 2015-A, Class A4	1.64	6/15/20	161
40	Mercedes-Benz Auto Lease Trust, Series 2015-A, Class A4	1.21	10/15/20	40
200	Santander Drive Auto Receivables Trust, Series 2014-3, Class C	2.13	8/17/20	202

	Total Asset Backed Securities			3,006

	Collateralized Mortgage Obligations — 5.27%
50	CD Commercial Mortgage Trust, Series 2007-CD5, Class AM (a)	6.33	11/15/44	52
250	Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class A2	2.79	3/10/47	257
250	Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A4	2.88	2/10/48	258
200	Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A5	3.14	2/10/48	210
100	Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A4	3.31	4/10/49	106
250	Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class A4	3.62	7/10/47	273
100	Commercial Mortgage Trust, Series 2014-LC15, Class A2	2.84	4/10/47	103
200	Commercial Mortgage Trust, Series 2015-LC19, Class A4	3.18	2/10/48	212
80	Commercial Mortgage Trust, Series 2015-DC1, Class A5	3.35	2/10/48	85
500	Commercial Mortgage Trust, Series 2013-CR8, Class A5 (a)	3.61	6/10/46	544
100	Commercial Mortgage Trust, Series 2014-UBS4, Class AM	3.97	8/10/47	106
100	Commercial Mortgage Trust, Series 2013-CR11, Class B (a)	5.33	10/10/46	115
37	Fannie Mae-ACES, Series 2013-M14, Class APT (a)	2.59	4/25/23	39
75	Fannie Mae-ACES, Series 2012-M4, Class 1A2	2.98	4/25/22	80
250	Fannie Mae-ACES, Series 2014-M9, Class A2 (a)	3.10	7/25/24	269
157	Fannie Mae-ACES, Series 2014-M3, Class AB2 (a)	3.46	1/25/24	171
90	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K714, Class A1	2.08	12/25/19	91
50	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K023, Class A2	2.31	8/25/22	52
200	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K027, Class A2	2.64	1/25/23	211
69	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K009, Class A1	2.76	5/25/20	70
350	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class A2	2.87	12/25/21	371
99	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class A1	3.02	2/25/23	104
200	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K033, Class A2 (a)	3.06	7/25/23	216
400	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K043, Class A2	3.06	12/25/24	432
300	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K716, Class A2	3.13	6/25/21	322
200	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class A2 (a)	3.31	5/25/23	220
200	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K029, Class A2	3.32	2/25/23	219
260	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K014, Class A2	3.87	4/25/21	286
225	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K012, Class A2	4.19	12/25/20	251
200	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K006, Class A2	4.25	1/25/20	219
120	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K010, Class A2	4.33	10/25/20	134
125	GS Mortgage Securities Trust, Series 2014-GC20, Class A3	3.68	4/10/47	135
300	GS Mortgage Securities Trust, Series 2013-GC14, Class A5	4.24	8/10/46	340
150	JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class A5	3.64	11/15/47	163

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Collateralized Mortgage Obligations (continued)
$200	JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A4	3.80	9/15/47	$220
200	JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class A5	4.13	11/15/45	225
193	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-LC11, Class A2	1.85	4/15/46	195
250	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-C8, Class A3	2.83	10/15/45	261
170	Morgan Stanley BAML Trust, Series 2015-C20, Class A2	2.79	2/15/48	177
250	Morgan Stanley BAML Trust, Series 2013-C11, Class A2	3.09	8/15/46	259
100	Morgan Stanley BAML Trust, Series 2015-C21, Class ASB, Callable 7/11/24 @ 100.00	3.15	3/15/48	106
200	Morgan Stanley BAML Trust, Series 2015-C20, Class A4	3.25	2/15/48	212
100	Morgan Stanley BAML Trust, Series 2014-C17, Class A5	3.74	8/15/47	110
100	Morgan Stanley BAML Trust, Series 2014-C15, Class A4	4.05	4/15/47	112
551	Morgan Stanley Capital I, Series 2007-IQ15, Class A4 (a)	6.10	7/11/17	571
200	Morgan Stanley Capital I Trust, Series 2016-UBS9, Class A4	3.59	3/15/49	218
250	UBS Commercial Mortgage Trust, Series 2012-C1, Class AAB	3.00	5/10/45	259
155	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A4	3.53	5/10/63	168
200	Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A4	3.66	9/15/58	218
300	Wells Fargo Commercial Mortgage Trust, Series 2015-P2, Class A4	3.81	12/15/48	331
185	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A5	3.82	8/15/50	203
156	Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class C	4.07	2/15/48	151
84	WF-RBS Commercial Mortgage Trust, Series 2014-LC14, Class A1	1.19	3/15/47	84
200	WF-RBS Commercial Mortgage Trust, Series 2013-C14, Class ASB	2.98	6/15/46	210

	Total Collateralized Mortgage Obligations			11,006

	U.S. Government Agency Mortgages — 88.30%
403	Fannie Mae, Pool #AS1058	2.00	11/1/28	411
79	Fannie Mae, Pool #AS0001	2.00	7/1/28	80
71	Fannie Mae, Pool #AY4232	2.00	5/1/30	72
357	Fannie Mae, Pool #AU2619	2.50	8/1/28	371
423	Fannie Mae, Pool #AS4946	2.50	5/1/30	438
262	Fannie Mae, Pool #AU4798	2.50	9/1/28	272
102	Fannie Mae, Pool #AS0513	2.50	8/1/43	103
182	Fannie Mae, Pool #AU6387	2.50	11/1/28	188
93	Fannie Mae, Pool #AT2717	2.50	5/1/43	94
519	Fannie Mae, Pool #AO3019	2.50	5/1/27	538
74	Fannie Mae, Pool #MA1270	2.50	11/1/32	76
574	Fannie Mae, Pool #AP4742	2.50	8/1/27	596
246	Fannie Mae, Pool #AB7391	2.50	12/1/42	249
34	Fannie Mae, Pool #MA1511	2.50	7/1/33	35
111	Fannie Mae, Pool #AS4660	2.50	3/1/30	115
703	Fannie Mae, Pool #MA1210	2.50	9/1/49	729
638	Fannie Mae, Pool #MA1277	2.50	12/1/27	662
174	Fannie Mae, Pool #AZ6458	2.50	7/1/30	180
254	Fannie Mae, Pool #AU5334	2.50	11/1/28	264
122	Fannie Mae, Pool #AL5800 (a)	2.67	2/1/44	126
54	Fannie Mae, Pool #AL4360 (a)	2.70	11/1/43	56
192	Fannie Mae, Pool #AY1861 (a)	2.70	1/1/45	199
300	Fannie Mae, Series 2012-M1, Class A2	2.73	10/25/21	318
445	Fannie Mae, Pool #AY4829	3.00	5/1/45	462
150	Fannie Mae, Pool #AS3117	3.00	8/1/29	157
101	Fannie Mae, Pool #MA1338	3.00	2/1/33	106
216	Fannie Mae, Pool #AS2312	3.00	5/1/29	227
805	Fannie Mae, Pool #AP2465	3.00	8/1/42	838
198	Fannie Mae, Pool #MA1527	3.00	8/1/33	209
1,682	Fannie Mae, Pool #AP6375	3.00	9/1/42	1,749
410	Fannie Mae, Pool #AB4483	3.00	2/1/27	430
78	Fannie Mae, Pool #MA2087	3.00	11/1/34	82

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$220	Fannie Mae, Pool #MA1401	3.00	4/1/33	$232
440	Fannie Mae, Pool #MA2246	3.00	4/1/30	462
562	Fannie Mae, Pool #AK0006	3.00	1/1/27	590
96	Fannie Mae, Pool #AS4334	3.00	1/1/45	99
1,038	Fannie Mae, Pool #AO0752	3.00	4/1/42	1,079
46	Fannie Mae, Pool #MA2287	3.00	6/1/35	49
56	Fannie Mae, Pool #MA2065	3.00	10/1/34	59
162	Fannie Mae, Pool #MA2149	3.00	1/1/30	170
176	Fannie Mae, Pool #MA2230	3.00	4/1/35	185
335	Fannie Mae, Pool #AS1527	3.00	1/1/29	352
531	Fannie Mae, Pool #MA1307	3.00	1/1/33	560
194	Fannie Mae, Pool #MA2425	3.00	10/1/30	203
170	Fannie Mae, Pool #MA2523	3.00	2/1/36	178
727	Fannie Mae, Pool #AK3302	3.00	3/1/27	763
244	Fannie Mae, Pool #AQ3223	3.00	11/1/27	257
75	Fannie Mae, Pool #AT1575	3.00	5/1/43	78
1,366	Fannie Mae, Pool #AQ7920	3.00	12/1/42	1,421
327	Fannie Mae, Pool #AU3735	3.00	8/1/43	340
137	Fannie Mae, Pool #AU7890	3.00	9/1/28	144
476	Fannie Mae, Pool #AT0682	3.00	4/1/43	495
253	Fannie Mae, Pool #AW7383	3.00	8/1/29	266
932	Fannie Mae, Pool #AP6493	3.00	9/1/42	970
57	Fannie Mae, Pool #AR7426	3.00	7/1/43	60
458	Fannie Mae, Pool #AT2014	3.00	4/1/43	476
25	Fannie Mae, Pool #BA0826	3.00	10/1/30	26
131	Fannie Mae, Pool #AW8295	3.00	8/1/29	137
440	Fannie Mae, Pool #AT7620	3.00	6/1/43	457
72	Fannie Mae, Pool #AZ4358	3.00	7/1/30	76
280	Fannie Mae, Pool #AY4200	3.00	5/1/45	291
44	Fannie Mae, Pool #AX8309	3.00	11/1/29	47
1,777	Fannie Mae, Pool #AB7099	3.00	11/1/42	1,849
250	Fannie Mae, Pool #J24886	3.00	7/1/23	262
93	Fannie Mae, Pool #AY2961	3.00	5/1/45	97
479	Fannie Mae, Pool #AB8897	3.00	4/1/43	498
478	Fannie Mae, Pool #AS4333	3.00	1/1/45	497
100	Fannie Mae, Pool #BC4276	3.00	4/1/46	104
90	Fannie Mae, Pool #AS2081	3.50	4/1/29	95
159	Fannie Mae, Pool #310139	3.50	11/1/25	169
318	Fannie Mae, Pool #MA1059	3.50	5/1/32	339
1,701	Fannie Mae, Pool #AB6017	3.50	8/1/42	1,800
43	Fannie Mae, Pool #MA1021	3.50	3/1/27	45
143	Fannie Mae, Pool #BA1893	3.50	8/1/45	151
225	Fannie Mae, Pool #AX5201	3.50	10/1/29	238
362	Fannie Mae, Pool #AX2486	3.50	10/1/44	382
42	Fannie Mae, Pool #AX0159	3.50	9/1/29	44
300	Fannie Mae, Pool #AZ9576	3.50	12/1/45	317
412	Fannie Mae, Pool #AY4300	3.50	1/1/45	434
70	Fannie Mae, Pool #AV6407	3.50	2/1/29	74
439	Fannie Mae, Pool #AY1306	3.50	3/1/45	464
461	Fannie Mae, Pool #MA2292	3.50	6/1/45	486
412	Fannie Mae, Pool #MA2125	3.50	12/1/44	435
469	Fannie Mae, Pool #AZ0862	3.50	7/1/45	495
410	Fannie Mae, Pool #MA1107	3.50	7/1/32	436
421	Fannie Mae, Pool #AX9530	3.50	2/1/45	444
396	Fannie Mae, Pool #MA1982	3.50	8/1/34	420

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$413	Fannie Mae, Pool #MA1980	3.50	8/1/44	$436
243	Fannie Mae, Pool #AU3742	3.50	8/1/43	259
366	Fannie Mae, Pool #AJ8476	3.50	12/1/41	388
34	Fannie Mae, Pool #AJ6181	3.50	12/1/26	36
342	Fannie Mae, Pool #AS6649	3.50	2/1/46	361
714	Fannie Mae, Pool #AQ0546	3.50	11/1/42	756
67	Fannie Mae, Pool #AP9390	3.50	10/1/42	71
204	Fannie Mae, Pool #AS4772	3.50	4/1/45	216
914	Fannie Mae, Pool #AL1717	3.50	5/1/27	970
195	Fannie Mae, Pool #AS5319	3.50	7/1/45	206
444	Fannie Mae, Pool #AS4773	3.50	4/1/45	469
424	Fannie Mae, Pool #AS4771	3.50	4/1/45	448
274	Fannie Mae, Pool #AS5696	3.50	8/1/45	289
1,674	Fannie Mae, Pool #AK7497	3.50	4/1/42	1,772
106	Fannie Mae, Pool #AK0706	3.50	2/1/27	113
264	Fannie Mae, Pool #AJ4093	3.50	10/1/26	280
1,699	Fannie Mae, Pool #AO2548	3.50	4/1/42	1,799
184	Fannie Mae, Pool #AO4647	3.50	6/1/42	195
614	Fannie Mae, Pool #AO3760	3.50	5/1/42	653
208	Fannie Mae, Pool #AO9140	3.50	7/1/42	220
430	Fannie Mae, Pool #AS3133	3.50	8/1/44	460
333	Fannie Mae, Pool #AO4385	3.50	6/1/42	353
1,712	Fannie Mae, Pool #AO8137	3.50	8/1/42	1,813
153	Fannie Mae, Pool #AY8981	4.00	8/1/45	165
55	Fannie Mae, Pool #AY2291	4.00	3/1/45	59
220	Fannie Mae, Pool #AS3468	4.00	10/1/44	236
303	Fannie Mae, Pool #AV2340	4.00	12/1/43	324
241	Fannie Mae, Pool #AL7347	4.00	9/1/45	258
150	Fannie Mae, Pool #BC5559	4.00	3/1/46	161
377	Fannie Mae, Pool #AY1595	4.00	1/1/45	404
393	Fannie Mae, Pool #AS3293	4.00	9/1/44	421
1,919	Fannie Mae, Pool #190405	4.00	10/1/40	2,066
384	Fannie Mae, Pool #AS3467	4.00	10/1/44	411
552	Fannie Mae, Pool #AH5859	4.00	2/1/41	594
1,560	Fannie Mae, Pool #AH6242	4.00	4/1/26	1,662
62	Fannie Mae, Pool #AH3394	4.00	1/1/41	66
73	Fannie Mae, Pool #AS3448	4.00	9/1/44	78
303	Fannie Mae, Pool #AS3903	4.00	11/1/44	324
390	Fannie Mae, Pool #AX0841	4.00	9/1/44	418
758	Fannie Mae, Pool #AS0531	4.00	9/1/43	825
52	Fannie Mae, Pool #AW9041	4.00	8/1/44	56
338	Fannie Mae, Pool #AO2959	4.00	5/1/42	364
175	Fannie Mae, Pool #AZ7362	4.00	11/1/45	188
25	Fannie Mae, Pool #AZ8874	4.00	9/1/45	27
374	Fannie Mae, Pool #MA0641	4.00	2/1/31	405
131	Fannie Mae, Pool #MA0493	4.00	8/1/30	141
326	Fannie Mae, Pool #AW5063	4.00	7/1/44	349
223	Fannie Mae, Pool #AC7328	4.00	12/1/39	240
838	Fannie Mae, Pool #AJ7857	4.00	12/1/41	901
935	Fannie Mae, Pool #AJ5303	4.00	11/1/41	1,005
1,201	Fannie Mae, Pool #AJ7689	4.00	12/1/41	1,291
354	Fannie Mae, Pool #AS2498	4.00	5/1/44	379
93	Fannie Mae, Pool #AT3872	4.00	6/1/43	101
371	Fannie Mae, Pool #AS3216	4.00	9/1/44	398
308	Fannie Mae, Pool #AS1638	4.50	2/1/44	336

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$165	Fannie Mae, Pool #AS2276	4.50	4/1/44	$180
37	Fannie Mae, Pool #AW7048	4.50	6/1/44	40
254	Fannie Mae, Pool #AS0861	4.50	10/1/43	277
142	Fannie Mae, Pool #AU5302	4.50	10/1/43	155
354	Fannie Mae, Pool #AB3192	4.50	6/1/41	387
65	Fannie Mae, Pool #AB1470	4.50	9/1/40	71
67	Fannie Mae, Pool #AA0860	4.50	1/1/39	73
169	Fannie Mae, Pool #AB1389	4.50	8/1/40	185
3	Fannie Mae, Pool #AB0339	4.50	1/1/20	3
267	Fannie Mae, Pool #AA9781	4.50	7/1/24	285
14	Fannie Mae, Pool #254720	4.50	5/1/18	14
29	Fannie Mae, Pool #310112	4.50	6/1/19	30
885	Fannie Mae, Pool #AL1107	4.50	11/1/41	970
69	Fannie Mae, Pool #982892	4.50	5/1/23	74
221	Fannie Mae, Pool #MA0481	4.50	8/1/30	241
301	Fannie Mae, Pool #AL4450	4.50	12/1/43	329
848	Fannie Mae, Pool #AH9055	4.50	4/1/41	930
1,104	Fannie Mae, Pool #AH7521	4.50	3/1/41	1,204
390	Fannie Mae, Pool #AI4815	4.50	6/1/41	428
377	Fannie Mae, Pool #AD8529	4.50	8/1/40	413
397	Fannie Mae, Pool #AE0217	4.50	8/1/40	435
66	Fannie Mae, Pool #AH6790	4.50	3/1/41	72
174	Fannie Mae, Pool #AS0575	5.00	9/1/43	193
3	Fannie Mae, Pool #868986	5.00	5/1/21	3
64	Fannie Mae, Pool #890603	5.00	8/1/41	71
78	Fannie Mae, Pool #725238	5.00	3/1/34	87
33	Fannie Mae, Pool #AL3272	5.00	2/1/25	36
1,438	Fannie Mae, Pool #889117	5.00	10/1/35	1,605
43	Fannie Mae, Pool #725504	5.00	1/1/19	45
0	Fannie Mae, Pool #650196	5.00	11/1/17	0
152	Fannie Mae, Pool #836750	5.00	10/1/35	169
120	Fannie Mae, Pool #796663	5.00	9/1/19	123
470	Fannie Mae, Pool #AL5788	5.00	5/1/42	524
281	Fannie Mae, Pool #AH5988	5.00	3/1/41	313
72	Fannie Mae, Pool #890621	5.00	5/1/42	80
374	Fannie Mae, Pool #AS0837	5.00	10/1/43	415
43	Fannie Mae, Pool #909662	5.50	2/1/22	46
6	Fannie Mae, Pool #545900	5.50	7/1/17	6
35	Fannie Mae, Pool #929451	5.50	5/1/38	39
24	Fannie Mae, Pool #AL0725	5.50	6/1/24	26
1	Fannie Mae, Pool #630942	5.50	2/1/17	1
2	Fannie Mae, Pool #625938	5.50	3/1/17	2
17	Fannie Mae, Pool #545400	5.50	1/1/17	17
2,120	Fannie Mae, Pool #890221	5.50	12/1/33	2,404
3	Fannie Mae, Pool #A79636	5.50	7/1/38	4
94	Fannie Mae, Pool #976945	5.50	2/1/23	103
6	Fannie Mae, Pool #A69671	5.50	12/1/37	7
1,290	Fannie Mae, Pool #725228	6.00	3/1/34	1,498
344	Fannie Mae, Pool #889984	6.50	10/1/38	401
125	Fannie Mae, 15 YR TBA	2.50	8/25/31	129
425	Fannie Mae, 15 YR TBA	2.50	7/25/31	440
175	Fannie Mae, 15 YR TBA	3.00	7/25/31	183
1,075	Fannie Mae, 30 YR TBA	3.00	7/25/46	1,116
575	Fannie Mae, 30 YR TBA	3.00	8/25/46	596
2,950	Fannie Mae, 30 YR TBA	3.50	7/25/46	3,113

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$350	Fannie Mae, 30 YR TBA	3.50	8/25/46	$369
150	Fannie Mae, 30 YR TBA	4.00	8/25/46	161
1,575	Fannie Mae, 30 YR TBA	4.00	7/25/46	1,688
228	Freddie Mac, Pool #J25777	2.00	9/1/28	233
83	Freddie Mac, Pool #J25759	2.00	8/1/28	85
90	Freddie Mac, Pool #G18547	2.00	3/1/30	92
241	Freddie Mac, Pool #849138 (a)	2.40	10/1/43	249
158	Freddie Mac, Pool #849578 (a)	2.45	12/1/44	162
15	Freddie Mac, Pool #1G2883 (a)	2.50	6/1/38	15
332	Freddie Mac, Pool #G18459	2.50	3/1/28	344
152	Freddie Mac, Pool #J25585	2.50	9/1/28	157
310	Freddie Mac, Pool #J25016	2.50	8/1/28	321
360	Freddie Mac, Pool #G18470	2.50	6/1/28	373
49	Freddie Mac, Pool #G18472	2.50	7/1/28	51
319	Freddie Mac, Pool #G18533	2.50	12/1/29	330
144	Freddie Mac, Pool #G18485	2.50	10/1/28	149
411	Freddie Mac, Pool #J26408	2.50	11/1/28	425
92	Freddie Mac, Pool #C09026	2.50	2/1/43	93
342	Freddie Mac, Pool #J18954	2.50	4/1/27	355
24	Freddie Mac, Pool #J30875	2.50	3/1/30	25
328	Freddie Mac, Pool #J23440	2.50	4/1/28	339
362	Freddie Mac, Pool #G18568	2.50	9/1/30	374
76	Freddie Mac, Pool #J29932	3.00	11/1/29	80
18	Freddie Mac, Pool #Q13086	3.00	11/1/42	19
400	Freddie Mac, Pool #G15217	3.00	11/1/29	420
1,567	Freddie Mac, Pool #G08537	3.00	7/1/43	1,627
83	Freddie Mac, Pool #G08540	3.00	8/1/43	86
394	Freddie Mac, Pool #G08525	3.00	5/1/43	409
713	Freddie Mac, Pool #G08534	3.00	6/1/43	740
151	Freddie Mac, Pool #J28722	3.00	7/1/29	159
70	Freddie Mac, Pool #J33135	3.00	11/1/30	74
158	Freddie Mac, Pool #C91707	3.00	6/1/33	166
249	Freddie Mac, Pool #G18569	3.00	9/1/30	262
344	Freddie Mac, Pool #C91581	3.00	11/1/32	362
46	Freddie Mac, Pool #C91826	3.00	5/1/35	48
276	Freddie Mac, Pool #C04422	3.00	12/1/42	287
370	Freddie Mac, Pool #C04446	3.00	1/1/43	384
93	Freddie Mac, Pool #G18575	3.00	11/1/30	98
233	Freddie Mac, Pool #C91724	3.00	9/1/33	245
156	Freddie Mac, Pool #C91819	3.00	4/1/35	164
25	Freddie Mac, Pool #Q18882	3.00	5/1/43	26
458	Freddie Mac, Pool #Q16222	3.00	3/1/43	475
25	Freddie Mac, Pool #Q39527	3.00	3/1/46	26
74	Freddie Mac, Pool #Q18599	3.00	6/1/43	77
730	Freddie Mac, Pool #Q21065	3.00	8/1/43	758
246	Freddie Mac, Pool #Q20067	3.00	7/1/43	255
399	Freddie Mac, Pool #C04619	3.00	3/1/43	414
82	Freddie Mac, Pool #Q19754	3.00	7/1/43	86
312	Freddie Mac, Pool #G18531	3.00	11/1/29	328
360	Freddie Mac, Pool #G15145	3.00	7/1/29	378
188	Freddie Mac, Pool #G08640	3.00	5/1/45	195
489	Freddie Mac, Pool #G08635	3.00	4/1/45	507
523	Freddie Mac, Pool #G08653	3.00	7/1/45	542

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$170	Freddie Mac, Pool #G08680	3.00	12/1/45	$176
79	Freddie Mac, Pool #G18534	3.00	12/1/29	83
443	Freddie Mac, Pool #G18514	3.00	6/1/29	466
358	Freddie Mac, Pool #G18518	3.00	7/1/29	376
208	Freddie Mac, Pool #AZ0538	3.00	9/1/30	218
530	Freddie Mac, Pool #G08681	3.50	12/1/45	560
801	Freddie Mac, Pool #G08623	3.50	1/1/45	845
86	Freddie Mac, Pool #J27494	3.50	2/1/29	91
111	Freddie Mac, Pool #J14232	3.50	1/1/21	118
351	Freddie Mac, Pool #J26144	3.50	10/1/23	372
285	Freddie Mac, Pool #Q08998	3.50	6/1/42	301
292	Freddie Mac, Pool #Q08903	3.50	6/1/42	308
480	Freddie Mac, Pool #G08632	3.50	3/1/45	506
331	Freddie Mac, Pool #AY5303	3.50	3/1/45	352
84	Freddie Mac, Pool #C03920	3.50	5/1/42	90
421	Freddie Mac, Pool #Q20860	3.50	8/1/43	444
373	Freddie Mac, Pool #Q09896	3.50	8/1/42	394
90	Freddie Mac, Pool #G30776	3.50	7/1/35	95
450	Freddie Mac, Pool #G08627	3.50	2/1/45	474
801	Freddie Mac, Pool #G08636	3.50	4/1/45	845
248	Freddie Mac, Pool #Q37449	3.50	11/1/45	262
457	Freddie Mac, Pool #G08667	3.50	9/1/45	483
458	Freddie Mac, Pool #G08654	3.50	7/1/45	484
368	Freddie Mac, Pool #J15105	3.50	4/1/26	391
72	Freddie Mac, Pool #MA2495	3.50	12/31/49	76
294	Freddie Mac, Pool #C91456	3.50	6/1/32	315
701	Freddie Mac, Pool #G08554	3.50	10/1/43	740
150	Freddie Mac, Pool #G08599	3.50	8/1/44	158
632	Freddie Mac, Pool #G08650	3.50	6/1/45	667
1,435	Freddie Mac, Pool #G08495	3.50	6/1/42	1,516
498	Freddie Mac, Pool #G08641	3.50	5/1/45	526
674	Freddie Mac, Pool #G08562	3.50	1/1/44	711
181	Freddie Mac, Pool #Q12052	3.50	10/1/42	191
149	Freddie Mac, Pool #G08605	3.50	9/1/44	157
207	Freddie Mac, Pool #Q06749	3.50	3/1/42	218
270	Freddie Mac, Pool #C91403	3.50	3/1/32	290
209	Freddie Mac, Pool #Q04087	3.50	10/1/41	221
533	Freddie Mac, Pool #G08669	4.00	9/1/45	570
199	Freddie Mac, Pool #AZ8067	4.00	9/1/45	214
44	Freddie Mac, Pool #G08633	4.00	3/1/45	47
411	Freddie Mac, Pool #G08616	4.00	11/1/44	440
259	Freddie Mac, Pool #J11263	4.00	11/1/19	268
1,792	Freddie Mac, Pool #A96286	4.00	1/1/41	1,928
374	Freddie Mac, Pool #G08618	4.00	12/1/44	400
50	Freddie Mac, Pool #J12435	4.00	6/1/25	53
136	Freddie Mac, Pool #C91738	4.00	11/1/33	147
351	Freddie Mac, Pool #C09070	4.00	12/1/44	376
242	Freddie Mac, Pool #C91765	4.00	5/1/34	262
75	Freddie Mac	4.00	8/15/46	80
221	Freddie Mac, Pool #G14453	4.00	6/1/26	235
443	Freddie Mac, Pool #G06506	4.00	12/1/40	476
435	Freddie Mac, Pool #G08660	4.00	8/1/45	466
173	Freddie Mac, Pool #AY0025	4.00	2/1/45	186

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$173	Freddie Mac, Pool #G08601	4.00	8/1/44	$185
387	Freddie Mac, Pool #G08595	4.00	7/1/44	414
412	Freddie Mac, Pool #G08588	4.00	5/1/44	440
281	Freddie Mac, Pool #G08459	4.00	9/1/41	302
309	Freddie Mac, Pool #G08567	4.00	1/1/44	331
108	Freddie Mac, Pool #G08483	4.00	3/1/42	116
379	Freddie Mac, Pool #Q24955	4.00	2/1/44	410
302	Freddie Mac, Pool #Q27594	4.00	8/1/44	323
98	Freddie Mac, Pool #G08672	4.00	10/1/45	105
22	Freddie Mac, Pool #Q27456	4.00	7/1/44	23
183	Freddie Mac, Pool #Q34081	4.00	6/1/45	196
344	Freddie Mac, Pool #A97495	4.50	3/1/41	378
132	Freddie Mac, Pool #J09503	4.50	4/1/24	140
98	Freddie Mac, Pool #E02862	4.50	3/1/26	105
22	Freddie Mac, Pool #357316	4.50	12/1/17	22
194	Freddie Mac, Pool #Q25432	4.50	3/1/44	213
2,726	Freddie Mac, Pool #A97692	4.50	3/1/41	2,996
213	Freddie Mac, Pool #A90437	4.50	1/1/40	232
73	Freddie Mac, Pool #Q22671	4.50	11/1/43	79
66	Freddie Mac, Pool #J07849	4.50	5/1/23	70
49	Freddie Mac, Pool #C09059	4.50	3/1/44	53
240	Freddie Mac, Pool #G08596	4.50	7/1/44	261
97	Freddie Mac, Pool #J09311	4.50	2/1/24	103
489	Freddie Mac, Pool #G04913	5.00	3/1/38	542
1,049	Freddie Mac, Pool #C01598	5.00	8/1/33	1,169
74	Freddie Mac, Pool #G05205	5.00	1/1/39	81
344	Freddie Mac, Pool #Q00763	5.00	5/1/41	381
30	Freddie Mac, Pool #G07068	5.00	7/1/41	33
111	Freddie Mac, Pool #G13255	5.00	7/1/23	119
66	Freddie Mac, Pool #C90845	5.00	8/1/24	73
6	Freddie Mac, Pool #G06091	5.50	5/1/40	7
150	Freddie Mac, Pool #G06031	5.50	3/1/40	168
1,193	Freddie Mac, Pool #G01665	5.50	3/1/34	1,351
41	Freddie Mac, Pool #A62706	6.00	6/1/37	47
75	Freddie Mac, Pool #G05709	6.00	6/1/38	86
121	Freddie Mac, Pool #G03551	6.00	11/1/37	138
592	Freddie Mac, Pool #G02794	6.00	5/1/37	678
300	Freddie Mac, Gold 15 YR TBA	2.50	7/15/31	310
100	Freddie Mac, Gold 15 YR TBA	2.50	8/15/31	103
150	Freddie Mac, Gold 15 YR TBA	3.00	7/15/31	157
425	Freddie Mac, Gold 30 YR TBA	3.00	8/15/46	440
750	Freddie Mac, Gold 30 YR TBA	3.00	7/15/46	777
1,500	Freddie Mac, Gold 30 YR TBA	3.50	7/15/46	1,581
250	Freddie Mac, Gold 30 YR TBA	3.50	8/15/46	263
500	Freddie Mac, Gold 30 YR TBA	4.00	7/15/46	535
331	Government National Mortgage Association, Pool #MA2767 (a)	2.50	4/20/45	341
128	Government National Mortgage Association, Pool #MA0712 (a)	2.50	1/20/43	132
68	Government National Mortgage Association, Pool #MA1133	2.50	7/20/28	71
91	Government National Mortgage Association, Pool #776954	2.50	11/15/42	93
123	Government National Mortgage Association, Pool #MA0601	2.50	12/20/27	128
129	Government National Mortgage Association, Pool #AA8341	2.50	2/15/28	135
114	Government National Mortgage Association, Pool #MA1283	2.50	9/20/43	117
70	Government National Mortgage Association, Pool #MA0908	2.50	4/20/28	72

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$24	Government National Mortgage Association, Pool #MA2890	2.50	6/20/45	$24
24	Government National Mortgage Association, Pool #711729	2.50	3/15/43	25
2,257	Government National Mortgage Association, Pool #MA0624	3.00	12/20/42	2,368
279	Government National Mortgage Association, Pool #779084	3.00	4/15/42	291
128	Government National Mortgage Association, Pool #MA1265	3.00	9/20/28	136
168	Government National Mortgage Association, Pool #MA0205	3.00	7/20/27	178
138	Government National Mortgage Association, Pool #MA0851	3.00	3/20/43	145
49	Government National Mortgage Association, Pool #MA1890	3.00	5/20/29	52
469	Government National Mortgage Association, Pool #MA0391	3.00	9/20/42	491
360	Government National Mortgage Association, Pool #MA0461	3.00	10/20/42	377
81	Government National Mortgage Association, Pool #MA2797	3.00	5/20/30	86
364	Government National Mortgage Association, Pool #MA2825	3.00	5/20/45	381
45	Government National Mortgage Association, Pool #AN5756	3.00	7/15/45	47
115	Government National Mortgage Association, Pool #AG0440	3.00	8/15/43	120
388	Government National Mortgage Association, Pool #AA6149	3.00	3/20/43	407
131	Government National Mortgage Association, Pool #MA2600	3.00	2/20/45	137
381	Government National Mortgage Association, Pool #MA1374	3.00	10/20/43	400
779	Government National Mortgage Association, Pool #MA2147	3.00	8/20/44	817
329	Government National Mortgage Association, Pool #MA2960	3.00	7/20/45	344
366	Government National Mortgage Association, Pool #AD8433	3.00	7/15/43	382
407	Government National Mortgage Association, Pool #MA2444	3.00	12/20/44	426
62	Government National Mortgage Association, Pool #AA2934	3.00	7/15/42	64
209	Government National Mortgage Association, Pool #AA2654	3.00	6/15/43	219
385	Government National Mortgage Association, Pool #MA3309	3.00	12/20/45	403
405	Government National Mortgage Association, Pool #MA0153	3.00	6/20/42	425
330	Government National Mortgage Association, Pool #MA3104	3.00	9/20/45	345
1,295	Government National Mortgage Association, Pool #MA0220	3.50	7/20/42	1,380
176	Government National Mortgage Association, Pool #738602	3.50	8/15/26	187
582	Government National Mortgage Association, Pool #MA0852	3.50	3/20/43	620
307	Government National Mortgage Association, Pool #MA1838	3.50	4/20/44	326
980	Government National Mortgage Association, Pool #MA2073	3.50	7/20/44	1,042
54	Government National Mortgage Association, Pool #MA1574	3.50	1/20/29	58
506	Government National Mortgage Association, Pool #MA0088	3.50	5/20/42	539
685	Government National Mortgage Association, Pool #MA0462	3.50	10/20/42	730
255	Government National Mortgage Association, Pool #MA1919	3.50	5/20/44	271
95	Government National Mortgage Association, Pool #740798	3.50	1/15/42	102
279	Government National Mortgage Association, Pool #AC3938	3.50	1/15/43	297
1,337	Government National Mortgage Association, Pool #MA2148	3.50	8/20/44	1,422
725	Government National Mortgage Association, Pool #MA3034	3.50	8/20/45	770
49	Government National Mortgage Association, Pool #AL8566	3.50	3/15/45	52
100	Government National Mortgage Association, Pool #MA3597	3.50	4/20/46	106
245	Government National Mortgage Association, Pool #AD2954	3.50	7/15/44	260
250	Government National Mortgage Association, Pool #MA3376	3.50	1/20/46	266
131	Government National Mortgage Association, Pool #AD2416	3.50	5/15/43	139
359	Government National Mortgage Association, Pool #MA2445	3.50	12/20/44	381
300	Government National Mortgage Association, Pool #MA2371	3.50	11/20/44	318
216	Government National Mortgage Association, Pool #778157	3.50	3/15/42	231
599	Government National Mortgage Association, Pool #MA0934	3.50	4/20/43	638
74	Government National Mortgage Association, Pool #796271	3.50	7/15/42	78
393	Government National Mortgage Association, Pool #MA3521	3.50	3/20/46	417
331	Government National Mortgage Association, Pool #MA0699	3.50	1/20/43	352
610	Government National Mortgage Association, Pool #MA2892	3.50	6/20/45	648
424	Government National Mortgage Association, Pool #MA2754	3.50	4/20/45	450

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$643	Government National Mortgage Association, Pool #MA1090	3.50	6/20/43	$685
34	Government National Mortgage Association, Pool #MA1266	3.50	9/20/28	36
403	Government National Mortgage Association, Pool #MA0022	3.50	4/20/42	429
214	Government National Mortgage Association, Pool #MA2602	4.00	2/20/45	229
283	Government National Mortgage Association, Pool #713876	4.00	8/15/39	304
62	Government National Mortgage Association, Pool #779401	4.00	6/15/42	67
112	Government National Mortgage Association, Pool #AB1483	4.00	8/15/42	122
69	Government National Mortgage Association, Pool #766495	4.00	10/15/41	74
118	Government National Mortgage Association, Pool #MA0155	4.00	6/20/42	127
190	Government National Mortgage Association, Pool #AM8203	4.00	5/15/45	205
397	Government National Mortgage Association, Pool #MA3598	4.00	4/20/46	425
461	Government National Mortgage Association, Pool #MA2224	4.00	9/20/44	493
120	Government National Mortgage Association, Pool #MA3106	4.00	9/20/45	128
181	Government National Mortgage Association, Pool #753254	4.00	9/15/43	195
186	Government National Mortgage Association, Pool #740068	4.00	9/15/40	200
176	Government National Mortgage Association, Pool #AD5627	4.00	4/15/43	189
72	Government National Mortgage Association, Pool #MA3174	4.00	10/20/45	77
200	Government National Mortgage Association, Pool #MA3245	4.00	11/20/45	214
407	Government National Mortgage Association, Pool #MA2304	4.00	10/20/44	435
177	Government National Mortgage Association, Pool #MA2149	4.00	8/20/44	189
325	Government National Mortgage Association, Pool #MA2522	4.00	1/20/45	347
279	Government National Mortgage Association, Pool #MA1678	4.00	2/20/44	299
204	Government National Mortgage Association, Pool #MA1996	4.00	6/20/44	218
257	Government National Mortgage Association, Pool #MA0319	4.00	8/20/42	276
142	Government National Mortgage Association, Pool #738710	4.00	9/15/41	153
376	Government National Mortgage Association, Pool #MA1449	4.00	11/20/43	403
541	Government National Mortgage Association, Pool #MA2074	4.00	7/20/44	579
368	Government National Mortgage Association, Pool #MA1376	4.00	10/20/43	394
470	Government National Mortgage Association, Pool #MA1761	4.00	3/20/44	503
546	Government National Mortgage Association, Pool #MA1839	4.00	4/20/44	584
195	Government National Mortgage Association, Pool #MA1286	4.00	9/20/43	209
63	Government National Mortgage Association, Pool #004922	4.00	1/20/41	68
1,241	Government National Mortgage Association, Pool #005139	4.00	8/20/41	1,337
245	Government National Mortgage Association, Pool #MA0701	4.50	1/20/43	268
95	Government National Mortgage Association, Pool #MA1092	4.50	6/20/43	103
360	Government National Mortgage Association, Pool #MA1762	4.50	3/20/44	387
467	Government National Mortgage Association, Pool #717148	4.50	5/15/39	520
295	Government National Mortgage Association, Pool #005260	4.50	12/20/41	322
1,603	Government National Mortgage Association, Pool #004801	4.50	9/20/40	1,751
70	Government National Mortgage Association, Pool #738793	4.50	9/15/41	77
410	Government National Mortgage Association, Pool #MA2756	4.50	4/20/45	440
1,207	Government National Mortgage Association, Pool #721760	4.50	8/15/40	1,343
77	Government National Mortgage Association, Pool #729511	4.50	4/15/40	85
80	Government National Mortgage Association, Pool #675179	5.00	3/15/38	89
189	Government National Mortgage Association, Pool #694531	5.00	11/15/38	212
122	Government National Mortgage Association, Pool #712690	5.00	4/15/39	136
363	Government National Mortgage Association, Pool #782523	5.00	11/15/35	411
59	Government National Mortgage Association, Pool #782468	5.00	11/15/38	66
2	Government National Mortgage Association, Pool #673496	5.00	4/15/38	3
37	Government National Mortgage Association, Pool #MA0465	5.00	10/20/42	40
193	Government National Mortgage Association, Pool #604285	5.00	5/15/33	217
1,291	Government National Mortgage Association, Pool #004559	5.00	10/20/39	1,437
246	Government National Mortgage Association, Pool #MA2076	5.00	7/20/44	268
170	Government National Mortgage Association, Pool #510835	5.50	2/15/35	194

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares or Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$35	Government National Mortgage Association, Pool #MA0466	5.50	10/20/42	$38
77	Government National Mortgage Association, Pool #658181	5.50	11/15/36	88
266	Government National Mortgage Association, Pool #783284	5.50	6/20/40	296
164	Government National Mortgage Association, Pool #004245	6.00	9/20/38	188
146	Government National Mortgage Association, Pool #004222	6.00	8/20/38	167
335	Government National Mortgage Association, Pool #781959	6.00	7/15/35	393
48	Government National Mortgage Association, Pool #699237	6.50	9/15/38	55
2	Government National Mortgage Association, Pool #690789	6.50	5/15/38	2
19	Government National Mortgage Association, Pool #695773	6.50	11/15/38	21
1,575	Government National Mortgage Association, 30 YR TBA	3.00	7/20/46	1,646
550	Government National Mortgage Association, 30 YR TBA	3.00	8/20/46	574
1,025	Government National Mortgage Association, 30 YR TBA	3.50	8/20/46	1,086
5,250	Government National Mortgage Association, 30 YR TBA	3.50	7/20/46	5,573
525	Government National Mortgage Association, 30 YR TBA	4.00	7/20/46	561
100	Government National Mortgage Association, 30 YR TBA	4.00	8/20/46	107
150	Government National Mortgage Association, 30 YR TBA	4.50	8/20/46	161
125	Government National Mortgage Association, 30 YR TBA	4.50	7/20/46	134

	Total U.S. Government Agency Mortgages			184,538

	Yankee Dollars — 0.32%
100	Bank of Nova Scotia(Banks)	1.85	4/14/20	101
100	Bank of Nova Scotia(Banks)	2.13	9/11/19	103
200	Royal Bank of Canada(Banks)	1.20	9/19/17	200
150	Royal Bank of Canada(Banks)	1.88	2/5/20	152
100	Royal Bank of Canada(Banks)	2.20	9/23/19	103

	Total Yankee Dollars			659

	Mutual Fund — 14.94%
31,212,194	SSgA Treasury Money Market Fund (b)	0.09		31,212

	Total Mutual Fund			31,212

	Total Investments Before TBA Sale Commitments (cost $225,649) — 110.27%			230,421
	TBA Sale Commitments (c) — (1.72)%
(850)	Fannie Mae, 15 YR TBA	4.00	7/25/31	(881)
(200)	Fannie Mae, 15 YR TBA	3.50	7/25/31	(212)
(625)	Fannie Mae, 30 YR TBA	5.00	7/25/46	(694)
(125)	Fannie Mae, 30 YR TBA	4.50	7/25/46	(136)
(100)	Fannie Mae, 30 YR TBA	2.50	7/25/46	(101)
(200)	Freddie Mac, Gold 15 YR TBA	4.50	7/15/31	(204)
(100)	Freddie Mac, Gold 15 YR TBA	4.00	7/15/31	(104)
(525)	Freddie Mac, Gold 30 YR TBA	4.50	7/15/46	(573)
(150)	Freddie Mac, Gold 30 YR TBA	5.00	7/15/46	(165)
(25)	Freddie Mac, Gold 30 YR TBA	2.50	7/15/46	(25)
(300)	Government National Mortgage Association, 30 YR TBA	5.00	7/20/46	(326)
(150)	Government National Mortgage Association, 30 YR TBA	4.50	7/15/46	(165)

	Total TBA Sale Commitments			(3,586)

	Liabilities in excess of other assets — (8.55)%			(17,866)

	Net Assets — 100.00%			$208,969

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Variable Rate Security. The rate reflected is the rate in effect on June 30, 2016.

(b)	The rate disclosed is the rate in effect on June 30, 2016.

(c)

Represents a “to be announced” transaction. The Portfolio has committed to sell securities for which all specific information is not available at this time. (See Note 2 in the Notes to Financial Statements.)

TBA — To Be Announced purchase or sale commitment. Security is subject to delayed delivery

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (concluded) — June 30, 2016

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager.

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	Mellon Capital Management Corporation	HC Capital Solutions	Total
Asset Backed Securities	1.44%	—	1.44%
Collateralized Mortgage Obligations	5.27%	—	5.27%
U.S. Government Agency Mortgages	88.30%	—	88.30%
Yankee Dollars	0.32%	—	0.32%
Mutual Fund	8.73%	6.21%	14.94%
TBA Sale Commitments	-1.72%	—	-1.72%
Other Assets (Liabilities)	-8.55%	0.00%	-8.55%

Total Net Assets	93.79%	6.21%	100.00%

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Short-Term Municipal Bond Portfolio

Portfolio of Investments — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds — 98.61%
	Arizona — 6.21%
$650	Arizona State Transportation Board Grant Anticipation Notes Revenue, Series A	5.00	7/1/17	$679
460	Gilbert Arizona Public Facilities Municipal Property Corp. Revenue	5.00	7/1/17	480

				1,159

	Arkansas — 2.16%
400	Rogers Arkansas Sales & USE Tax Revenue	3.00	11/1/16	403

	Connecticut — 1.65%
300	Connecticut State Special Tax Obligation Revenue, Series A	3.00	8/1/17	308

	Florida — 7.49%
500	Broward County Florida School Board Revenue, Series A, (Pre-Refunded/Escrowed to Maturity) (NATL-RE)	4.50	7/1/23	520
255	Port St. Lucie Florida Utility Revenue (NATL-RE)	5.00	9/1/16	257
420	South Broward Florida Hospital District Revenue	5.00	5/1/19	468
150	Tallahassee Florida Energy System Revenue	5.00	10/1/16	152

				1,397

	Georgia — 1.67%
300	Fulton County Georgia Development Authority Revenue, Callable 6/1/17 @ 100.00 (Pre-Refunded/Escrowed to Maturity)	5.00	6/1/27	312

	Illinois — 5.49%
425	McHenry County Illinois Conservation District, GO	5.00	2/1/20	485
475	Northbrook Illinois, GO, Series A	5.00	12/1/19	539

				1,024

	Iowa — 5.60%
450	Waukee Iowa Community School District, GO, Series C	5.00	6/1/19	504
500	West Des Moines Iowa, GO, Series B	5.00	6/1/18	541

				1,045

	Maryland — 2.78%
450	Maryland State, GO, Series A	5.00	3/1/20	519

	Michigan — 10.90%
400	Michigan State Finance Authority Revenue	5.00	12/1/18	440
1,000	Michigan State, GO, Series A	4.00	11/1/16	1,011
500	Oakland University Michigan Revenue	5.00	3/1/21	584

				2,035

	New Jersey — 0.78%
130	South Brunswick Township New Jersey, GO	4.00	9/1/20	146

	New Mexico — 2.84%
500	New Mexico Finance Authority State Transportation Revenue, Series A-2	5.00	12/15/17	531

	New York — 10.85%
400	New York City, GO, Series B (AMBAC)	5.00	8/15/18	436
310	New York City Transitional Finance Authority Future Tax Secured Revenue, Series D, ETM (Pre-Refunded/Escrowed to Maturity)	5.00	11/1/17	328
1,190	New York City Transitional Finance Authority Future Tax Secured Revenue, Series D	5.00	11/1/17	1,259

				2,023

	Pennsylvania — 6.04%
525	Philadelphia Pennsylvania Authority For Industrial Development Temple University Revenue, Series 2016	5.00	4/1/21	616
475	Pleasant Valley Pennsylvania School District, GO (State Aid Withholding)	5.00	5/1/18	511

				1,127

	Tennessee — 2.94%
525	Tennessee State School Bond Authority Revenue, Series A	4.00	11/1/17	549

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Short-Term Municipal Bond Portfolio

Portfolio of Investments (concluded) — June 30, 2016

Shares or Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Texas — 15.28%
$450	Goose Creek Texas Consolidated Independent School District, GO, Callable 2/15/21 @ 100.00 (PSF-GTD)	5.00	2/15/22	$530
430	Harris County Toll Road Authority Revenue, Series B	5.00	8/15/22	525
440	Hidalgo County Texas, GO	4.00	8/15/18	469
400	Hurst-Euless-Bedford Texas Independent School District, GO (PSF-GTD)	5.00	8/15/17	419
110	Katy Texas Independent School District, GO, Series A (PSF-GTD)	4.00	2/15/17	112
250	New Braunfels Texas, GO	5.00	2/1/19	276
490	Rockwall Texas, GO	4.00	8/1/18	522

				2,853

	Utah — 2.71%
500	Washington County Utah Water Conservancy District Revenue	5.25	10/1/16	506

	Virginia — 1.35%
250	Virginia State Commonwealth Transportation Board Revenue, Series B	5.00	9/15/16	252

	Washington — 11.87%
275	King County Washington, GO, Series B	4.00	12/1/16	279
215	King County Washington Sewer Revenue, (Pre-Refunded/Escrowed to Maturity)	5.00	1/1/22	249
135	King County Washington Sewer Revenue, Callable 7/1/20 @ 100.00	5.00	1/1/22	158
500	Tacoma Washington Electric System Revenue, Series A	4.00	1/1/20	554
470	Washington State, GO, Series A, (Pre-Refunded/Escrowed to Maturity)	5.00	7/1/30	510
420	Washington State, GO, Series C, (Pre-Refunded/Escrowed to Maturity)	5.00	2/1/33	466

				2,216

	Total Municipal Bonds			18,405

	Mutual Fund — 4.25%
793,814	SSgA Treasury Money Market Fund (a)	0.09		794

	Total Mutual Fund			794

	Total Investments (cost $18,977) — 102.86%			19,199
	Liabilities in excess of other assets — (2.86)%			(534)

	Net Assets — 100.00%			$18,665

(a)	The rate disclosed is the rate in effect on June 30, 2016.

AMBAC — American Municipal Bond Assurance Corporation

GO — General Obligation

PSF-GTD — Public School Fund Guaranteed

As of June 30, 2016, 100% of the Portfolio’s net assets were managed by Breckinridge Capital Advisors, Inc.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds — 94.16%
	Alaska — 0.64%
$2,265	Alaska Industrial Development & Export Authority Revenue, Revolving Fund, Series A, Callable 4/1/20 @ 100.00 (GO of Authority)	5.25	4/1/22	$2,610

	Arizona — 1.97%
1,500	Phoenix Arizona Civic Improvement Corp. Wastewater System Revenue, Junior Lien	5.00	7/1/21	1,790
5,250	Tucson Arizona Water System Revenue, Series A	5.00	7/1/21	6,247

				8,037

	Arkansas — 0.35%
1,200	Arkansas State Development Finance Authority Hospital Revenue, Series B	5.00	2/1/23	1,443

	California — 7.76%
5,000	California State, GO, Callable 4/1/19 @ 100.00	5.50	4/1/21	5,641
3,325	California State Department of Water Resources Revenue, Central Valley Project, Callable 4/1/19 @ 100.00	5.25	7/1/22	3,336
1,000	California State Public Works Board Lease Revenue, Series B	5.00	10/1/21	1,197
1,480	Los Angeles California Wastewater System Revenue, Series D	5.00	6/1/21	1,769
1,650	Los Angeles California Department of Water & Power System Revenue, Series A	5.00	7/1/21	1,978
5,000	Los Angeles California Harbor Department Revenue, Series C, Callable 8/1/19 @ 100.00	5.25	8/1/22	5,676
1,250	North Natomas California Community Facilities District Special Tax Revenue, Series E	5.00	9/1/18	1,347
5,000	Orange County California Sanitation District Wastewater Revenue, Series A	5.00	2/1/22	6,093
3,925	San Francisco California City & County Airports Commission International Terminal Revenue, Series F, AMT, Callable 5/1/21 @ 100.00	5.00	5/1/22	4,623
65	University of California Revenue, Series Q, Callable 5/15/17 @ 101.00	5.25	5/15/23	68

				31,728

	Colorado — 2.71%
3,495	Colorado State Educational & Cultural Facilities Authority Revenue, Series B	5.00	4/1/19	3,872
5,000	Colorado State Health Facilities Authority Revenue, Catholic Health Initiatives, Series D-3 (a)	5.00	10/1/38	5,830
1,150	Denver City & County Colorado Airport Revenue, Series A, AMT	5.00	11/15/19	1,289

				10,991

	Connecticut — 1.18%
2,500	Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure, Series A	5.00	9/1/21	2,973
1,570	Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure, Series B	5.00	8/1/20	1,819

				4,792

	Florida — 8.72%
2,000	Citizens Property Insurance Corp. Florida Revenue, Series A-1	5.00	6/1/19	2,233
2,500	Citizens Property Insurance Corp. Florida Revenue, Senior Secured Bonds, Series A-1	5.00	6/1/19	2,791
5,000	Citizens Property Insurance Corp. Florida Revenue, Series A-1, Callable 12/1/19 @ 100.00	5.00	6/1/20	5,674
4,435	Florida State Turnpike Authority Revenue, Department of Transportation, Series C	5.00	7/1/20	5,145
1,285	Greater Orlando Florida Aviation Authority Airport Facilities Revenue, Series A	5.00	10/1/21	1,518
1,100	JEA Florida Electric System Revenue, Series A	5.00	10/1/20	1,279
1,600	Lee County Florida Transportation Facilities Revenue (AGM)	5.00	10/1/20	1,863
4,570	Miami-Dade County Florida Aviation Revenue, Series A	5.00	10/1/21	5,385
2,000	Orange County Florida Tourist Development Tax Revenue	5.00	10/1/20	2,331
1,500	Palm Beach County Florida Health Facilities Authority Revenue	5.00	11/15/21	1,768
1,845	Palm Beach County Florida School Board, Series D	5.00	8/1/21	2,177
1,750	South Florida Water Management District Cops, CP	5.00	10/1/21	2,090
1,155	Tampa Bay Florida Water Regional Supply Authority Utility System Revenue	5.00	10/1/20	1,349

				35,603

	Georgia — 4.18%
1,000	Atlanta Georgia Development Authority Revenue, Series A-1	5.00	7/1/23	1,235
1,700	Atlanta Georgia Water & Wastewater Revenue, Series B	5.00	11/1/19	1,931
3,050	Georgia State Municipal Gas Authority Revenue, Gas Portfolio III Project, Series U	5.00	10/1/21	3,609

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Georgia (continued)
$2,000	Main Street Natural Gas, Inc. Georgia Gas Revenue, Series A (JP Morgan Chase & Co.)	5.00	3/15/19	$2,195
4,500	Metropolitan Atlanta Georgia Rapid Transit Authority Sales Tax Revenue, Series A (NATL-RE)	5.00	7/1/19	5,065
1,620	Municipal Electric Authority of Georgia Revenue, Series A	5.00	1/1/21	1,899
740	Municipal Electric Authority of Georgia Revenue, Series D, (Pre-Refunded/Escrowed to Maturity)	5.75	1/1/19	814
260	Municipal Electric Authority of Georgia Revenue, Series D, Callable 7/1/18 @ 100.00	5.75	1/1/19	285

				17,033

	Illinois — 4.42%
98	Chicago Illinois Certificates of Participation, Tax Increment Allocation Revenue, Diversey/Narragansett Project, Series NT, Callable 8/15/16 @ 100.00 (b)	7.46	2/15/26	70
3,190	Chicago Illinois Park District, GO, Series D	5.00	1/1/21	3,619
1,000	Chicago Illinois Wastewater Transmission Revenue, Series C	5.00	1/1/21	1,130
1,205	Chicago Illinois Water Revenue	4.00	11/1/19	1,296
1,500	Chicago Illinois Water Revenue	4.00	11/1/21	1,656
1,240	Illinois State Finance Authority Revenue, Series B	5.00	5/1/22	1,485
1,500	Illinois State Finance Authority Revenue, University of Chicago, Series A	5.00	10/1/20	1,746
2,240	Metropolitan Pier & Exposition Authority Revenue, Series B (ST APPROP)	5.00	12/15/20	2,524
1,500	Metropolitan Pier & Exposition Authority Revenue, Series B (ST APPROP)	5.00	12/15/22	1,749
2,500	Railsplitter Illinois Tobacco Settlement Authority Revenue	5.00	6/1/18	2,688

				17,963

	Indiana — 1.29%
1,000	Indiana State Finance Authority Revenue, Stadium Project, Series A	5.00	2/1/23	1,223
2,500	Indianapolis Local Public Improvement Bond Bank Airport Authority Revenue, Series A-1, AMT	5.00	1/1/21	2,898
1,000	Richmond Indiana Hospital Authority Revenue, Reid Hospital & Health Care, Series A	5.00	1/1/21	1,157

				5,278

	Kansas — 0.29%
1,185	Kansas State Department of Transportation Highway Revenue, Series B-5 (a)	0.71	9/1/19	1,178

	Louisiana — 2.72%
1,000	Louisiana Stadium & Exposition District, Series A	5.00	7/1/18	1,080
2,850	Louisiana State Citizens Property Insurance Corp. Revenue (AGM)	5.00	6/1/22	3,427
6,000	Tobacco Settlement Financing Corp. Louisiana Revenue, Series A	5.00	5/15/19	6,592

				11,099

	Maryland — 1.55%
1,000	Maryland State Economic Development Corp. Private Activity Revenue, Series A, AMT, Callable 11/30/21 @ 100.00	5.00	3/31/24	1,176
4,040	Maryland State Stadium Authority Revenue	5.00	5/1/24	5,132

				6,308

	Massachusetts — 3.38%
4,730	Massachusetts State Educational Financing Authority Revenue, Series K	5.00	7/1/19	5,184
2,315	Massachusetts State Development Finance Agency Revenue, Bentley University, Callable 7/1/20 @ 100.00	5.00	7/1/21	2,651
2,180	Massachusetts State Development Finance Agency Revenue, Bentley University, Callable 7/1/20 @ 100.00	5.00	7/1/22	2,502
2,920	Massachusetts State Development Finance Agency Revenue, Tufts Medical Center, Inc., Series I	5.25	1/1/21	3,426

				13,763

	Michigan — 3.89%
2,300	Michigan State Finance Authority Revenue, Beaumont Health Credit Group	4.00	8/1/20	2,553
2,000	Michigan State Finance Authority Revenue, Detroit School District, Series A (Q-SBLF)	5.00	5/1/21	2,307

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Michigan (continued)
$4,000	Michigan State Finance Authority Revenue, Series D1 (AGM)	5.00	7/1/21	$4,662
1,000	Michigan State Finance Authority Revenue, Series D-1	5.00	7/1/21	1,163
2,000	Michigan State, GO, Series A	5.00	11/1/19	2,275
1,665	Wayne County Michigan Airport Authority Revenue, Detroit Metropolitan Airport, Junior Lien, AMT, Callable 12/1/17 @ 100.00 (NATL-RE/FGIC)	5.00	12/1/22	1,758
1,000	Wayne County Michigan Airport Authority Revenue, Series A, AMT	5.00	12/1/19	1,109

				15,827

	Missouri — 1.89%
2,500	Kansas City Missouri Airport Revenue, Series A, AMT	5.00	9/1/20	2,876
1,600	Missouri State Joint Municipal Electric Utility Commission Power Project Revenue, Series A	5.00	1/1/21	1,868
1,500	Missouri State Development Finance Board Infrastructure Facilities Revenue, Branson Landing Project, Series A	5.00	6/1/20	1,717
1,000	Missouri State Health & Educational Facilities Authority Revenue	5.00	11/15/23	1,243

				7,704

	Nevada — 1.41%
4,865	Las Vegas Valley Nevada Water District, GO, Series A	5.00	6/1/21	5,758

	New Jersey — 2.60%
750	New Jersey State Health Care Facilities Financing Authority Revenue, Virtua Health, Inc.	5.00	7/1/19	839
3,750	New Jersey State Economic Development Authority Revenue, School Facilities Construction, Series NN	5.00	3/1/21	4,177
5,000	New Jersey State Higher Education Assistance Authority Senior Revenue, Series 2015-1A	5.00	12/1/20	5,615

				10,631

	New Mexico — 0.85%
1,000	New Mexico State Municipal Energy Acquisition Authority Gas Supply Revenue, Series B (Royal Bank of Canada) (a)	0.96	2/1/19	991
2,500	New Mexico State Municipal Energy Acquisition Authority Gas Supply Revenue, Callable 2/1/19 @ 100.00 (SPA) (a)	1.06	11/1/39	2,480

				3,471

	New York — 11.25%
2,500	Long Island New York Power Authority Electricity System Revenue, Series C, Callable 5/1/18 @ 100.00 (a)	1.20	5/1/33	2,509
2,110	Metropolitan Transportation Authority New York Revenue, Series A-1	5.00	11/15/22	2,583
2,000	Metropolitan Transportation Authority New York Revenue, Series B	5.00	11/15/22	2,449
1,000	Metropolitan Transportation Authority New York Revenue, Series F	5.00	11/15/20	1,169
3,020	New York State, GO, Series E, Callable 8/1/19 @ 100.00	5.00	8/1/21	3,399
3,250	New York State, GO, Series G	5.00	8/1/19	3,661
2,500	New York City Health & Hospital Corp. Revenue, Health System, Series A, Callable 2/15/20 @ 100.00 (GO of Corp.)	5.00	2/15/22	2,856
1,520	New York City Transitional Finance Authority Building AID Revenue, Series S-2 (State Aid Withholding)	5.00	7/15/21	1,811
100	New York State Housing Finance Agency Revenue, St. Philips Housing, Series A (FNMA)	4.05	11/15/16	101
1,165	New York State Dormitory Authority Revenues Non State Supported Debt, Icahn School of Medicine at Mount Sinai, Series A	5.00	7/1/21	1,372
2,400	New York State Dormitory Authority State Personal Income Tax Revenue, Series E	5.00	3/15/20	2,762
1,200	New York State Thruway Authority Revenue, Series J	5.00	1/1/20	1,368
5,000	New York State Thruway Authority General Revenue, Junior Indebtedness Obligations, Series A	5.00	5/1/19	5,576
3,255	New York State Transportation Development Corp. Special Facilities Revenue, Terminal One Group Associates	5.00	1/1/21	3,778
2,000	Port Authority of New York & New Jersey New York Revenue, Consolidated 185th, AMT	5.00	9/1/22	2,413
4,500	Port Authority of New York & New Jersey New York Revenue, Consolidated 185th, AMT	5.00	9/1/23	5,537
2,500	Triborough New York Bridge & Tunnel Authority Revenue, Series 2003B-2, Callable 6/3/19 @ 100.00 (a)(c)	0.66	1/1/33	2,466

				45,810

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Ohio — 2.82%
$5,995	Kent State University Revenue, Series B, (Pre-Refunded/Escrowed to Maturity) (AGC)	5.00	5/1/22	$6,709
540	Kent State University Revenue, Series B, Callable 5/1/19 @ 100.00 (AGC)	5.00	5/1/22	599
990	Mahoning County Ohio Hospital Facilities Revenue, Western Reserve Care System, (Pre-Refunded/Escrowed to Maturity) (MBIA)	5.50	10/15/25	1,179
2,500	Montgomery County Ohio Revenue, Miami Valley Hospital, Series A, Callable 11/15/20 @ 100.00	5.75	11/15/22	2,957

				11,444

	Pennsylvania — 3.58%
1,230	Montgomery County Pennsylvania Industrial Development Authority Revenue, Acts Retirement-Life Communities, Inc., Series B, Callable 11/15/16 @ 100.00	5.00	11/15/17	1,248
2,500	Pennsylvania State Turnpike Commission Revenue	5.00	6/1/24	3,056
3,000	Philadelphia Pennsylvania Gas Works Revenue	5.00	8/1/21	3,538
2,500	Philadelphia Pennsylvania School District, GO, Series C, Callable 9/1/20 @ 100.00 (State Aid Withholding)	5.00	9/1/21	2,735
1,590	Pittsburgh Pennsylvania Water & Sewer Authority Revenue, First Lien, Series A (AGM)	5.00	9/1/19	1,773
2,000	University of Pittsburgh Revenue, Commonwealth Systems of Higher Education, Series B, Callable 3/15/19 @ 100.00 (GO of University)	5.50	9/15/21	2,254

				14,604

	Rhode Island — 0.28%
1,000	Rhode Island State Student Loan Authority Student Loan Revenue, Series A, AMT	5.00	12/1/22	1,159

	South Carolina — 0.98%
3,500	Piedmont Municipal Power Agency Electric Revenue, Series A-2, Callable 1/1/21 @ 100.00	5.00	1/1/22	4,019

	Tennessee — 0.58%
2,000	Tennessee State Energy Acquisition Corp. Gas Revenue, Series A (Goldman Sachs Group, Inc.)	5.25	9/1/21	2,360

	Texas — 16.17%
1,650	Allen Texas Independent School District, GO (PSF-GTD)	5.00	2/15/21	1,940
1,000	Austin Texas Community College District, GO	5.00	8/1/23	1,252
3,500	Dallas-Fort Worth Texas International Airport Revenue, Series E, AMT	5.00	11/1/19	3,950
3,500	Dallas-Fort Worth Texas International Airport Revenue, Series E	5.00	11/1/22	4,189
20	Dallas Texas, GO, Series A, ETM (Pre-Refunded/Escrowed to Maturity)	5.00	2/15/18	21
2,090	Dickinson Texas Independent School District, GO (PSF-GTD)	5.00	2/15/21	2,456
1,000	El Paso Texas Water & Sewer Revenue	5.00	3/1/22	1,205
3,235	Harris County Houston Texas Sports Authority Revenue, Series A	5.00	11/15/20	3,778
2,095	Harris County Texas Cultural Education Facilities Finance Corp. Medicine Facilities Revenue, Baylor College of Medicine	5.00	11/15/23	2,579
1,450	Houston Texas Community College Revenue	5.00	4/15/21	1,719
2,000	Houston Texas Hotel Occupancy Tax & Special Revenue, Series A	5.00	9/1/20	2,307
2,500	Houston Texas Utility System Revenue, Callable 11/1/19 @ 100.00 (a)	1.31	5/15/34	2,498
1,000	Love Field Texas Airport Modernization Corp. General Airport Revenue, AMT	5.00	11/1/22	1,200
1,000	Lower Colorado River Texas Authority Transmission Contract Revenue	5.00	5/15/21	1,181
1,000	Lower Colorado River Texas Authority Transmission Contract Revenue	5.00	5/15/22	1,207
1,075	Lower Colorado River Texas Authority Transmission Contract Revenue	5.00	5/15/23	1,325
3,400	North East Texas Independent School District, GO (PSF-GTD)	5.00	2/1/20	3,891
1,695	North Texas Tollway Authority Revenue, Series A	5.00	1/1/22	2,033
2,500	North Texas Tollway Authority Revenue, Series A	5.00	1/1/22	2,971
1,000	Northside Texas Independent School District, GO (PSF-GTD)	5.00	6/15/24	1,273
2,000	Plano Texas Independent School District, GO, Series B (PSF-GTD)	5.00	2/15/21	2,362
2,345	Retama Texas Development Corp. Special Facilities Revenue, (Pre-Refunded/Escrowed to Maturity)	8.75	12/15/18	2,777
1,070	Sam Rayburn Texas Municipal Power Agency Revenue	5.00	10/1/20	1,228

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2016

Shares or Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Texas (continued)
$2,000	San Antonio Texas, GO	5.00	2/1/20	$2,293
4,150	San Antonio Texas Electricity & Gas Revenue, Junior Lien	5.00	2/1/20	4,753
1,175	San Antonio Texas Water Revenue, Junior Lien, Series A	5.00	5/15/22	1,425
2,500	Texas State College Student Loan, GO, AMT	5.50	8/1/19	2,843
4,365	Texas State College Student Loan, GO	5.00	8/1/22	5,279

				65,935

	Virginia — 0.91%
1,000	Fairfax County Virginia Industrial Development Authority, Series A	5.00	5/15/22	1,215
1,000	Fairfax County Virginia Industrial Development Authority, Series A	5.00	5/15/23	1,243
1,000	Fairfax County Virginia Industrial Development Authority, Series A	5.00	5/15/24	1,269

				3,727

	Washington — 3.85%
1,155	Energy Northwest Washington Electric Revenue, Columbia Generating Station, Series A	5.00	7/1/20	1,340
1,070	Grant County Washington Public Utilities District #2 Priest Rapids Hydro Electric Revenue, Series B, AMT	5.00	1/1/20	1,214
1,650	Grant County Washington Public Utilities District #2 Priest Rapids Hydro Electric Revenue, Series B, AMT	5.00	1/1/21	1,918
1,420	Grant County Washington Public Utilities District #2 Priest Rapids Hydro Electric Revenue, Series B, AMT	5.00	1/1/22	1,679
1,000	Port of Seattle Washington, GO, AMT, Callable 1/6/21 @ 100.00	5.25	12/1/21	1,164
1,000	Port of Seattle Washington Revenue, Series C, AMT	5.00	4/1/22	1,188
2,500	Washington State, GO, Series B	5.00	7/1/23	3,105
2,500	Washington State Motor Vehicle Fuel Tax, GO, Series C	5.00	2/1/21	2,936
1,000	Washington State Health Care Facilities Authority Revenue, Providence Health & Services, Series B	5.00	10/1/19	1,131

				15,675

	Wisconsin — 1.94%
1,000	Public Finance Authority Wisconsin Lease Development Revenue	5.00	3/1/22	1,198
1,000	Public Finance Authority Wisconsin Lease Development Revenue	5.00	3/1/23	1,220
1,000	Wisconsin State Health & Educational Facilities Authority Health Facilities Revenue, Unity Point Health, Series A	5.00	12/1/21	1,201
2,500	Wisconsin State, GO, Series B	5.00	5/1/20	2,888
1,155	Wisconsin State Health & Educational Facilities Authority Revenue, Series A	5.00	11/15/22	1,419

				7,926

	Total Municipal Bonds			383,876

	Corporate Bond — 0.00%
3,939	ASC Equipment(Trading Companies & Distributors) (d)	5.13	3/1/08	—

	Total Corporate Bond			—

	Time Deposit — 0.24%
997	State Street Liquidity Management Control System Eurodollar Time Deposit	0.01	7/1/16	997

	Total Time Deposit			997

	Mutual Fund — 5.04%
20,550,695	SSgA Treasury Money Market Fund (d)	0.09		20,551

	Total Mutual Fund			20,551

	Total Investments (cost $394,204) — 99.44%			405,424
	Other assets in excess of liabilities — 0.56%			2,278

	Net Assets — 100.00%			$407,702

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (concluded) — June 30, 2016

(a)	Variable Rate Security. The rate reflected is the rate in effect on June 30, 2016. The maturity date represents actual maturity date.

(b)	This security has been deemed illiquid by the Specialist Manager and represents 0.02% of the Portfolio’s net assets.

(c)	Continuously callable.

(d)	The rate disclosed is the rate in effect on June 30, 2016.

AGC — Assured Guaranty Corp.

AGM — Assured Guaranty Municipal Corporation

AMT — Alternative Minimum Tax

FGIC — Financial Guaranty Insurance Company

FNMA — Federal National Mortgage Association

GO — General Obligation

MBIA — Municipal Bond Insurance Association

NATL-RE — Reinsurance provided by National Reinsurance

PSF-GTD — Public School Fund Guaranteed

ST APPROP — State Appropriations

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager.

The Intermediate Term Municipal Bond Portfolio	Standish Mellon Asset Management Company, LLC	HC Capital Solutions	Total
Municipal Bonds	94.16%	—	94.16%
Corporate Bond	0.00%	—	0.00%
Time Deposit	0.24%	—	0.24%
Mutual Fund	—	5.04%	5.04%
Other Assets (Liabilities)	0.56%	0.00%	0.56%

Total Net Assets	94.96%	5.04%	100.00%

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond II Portfolio

Portfolio of Investments — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds — 93.85%
	Alabama — 8.88%
$1,500	Alabama State Public School & College Authority Revenue, Series A	5.00	5/1/19	$1,678
1,235	Birmingham Alabama, GO, Series A, Callable 6/1/24 @ 100.00	5.00	12/1/26	1,544
1,415	Birmingham Alabama Special Care Facilities Financing Authority Health Care Facility, Callable 6/1/25 @ 100.00	5.00	6/1/29	1,713
1,000	Pell City Alabama, GO, Series A, Callable 2/1/25 @ 100.00	5.00	2/1/26	1,255
500	Tuscaloosa Alabama, GO, Series C	3.00	1/1/18	518

				6,708

	Arizona — 0.21%
140	Yuma County Arizona Jail District Revenue, Pledge Obligation	5.00	7/1/20	162

	California — 1.53%
620	California State Department Water Resources Power Supply Revenue, Series L, ETM, Callable 5/1/20 @ 100.00 (Pre-Refunded/Escrowed to Maturity)	5.00	5/1/22	719
380	California State Department Water Resources Power Supply Revenue, Series L, Callable 5/1/20 @ 100.00	5.00	5/1/22	439

				1,158

	Connecticut — 2.00%
1,200	Connecticut State Special Tax Obligation Revenue, Series A, Callable 8/1/25 @ 100.00	5.00	8/1/29	1,510

	Florida — 16.19%
1,250	Florida State Board of Education Lottery Revenue, Series A	5.00	7/1/26	1,646
1,550	Florida Water Pollution Control Financing Corp. Revenue, Series A	5.00	7/15/16	1,553
1,400	Lee County Florida School Board Certificates of Participation, Series A, Callable 8/1/24 @ 100.00	5.00	8/1/27	1,735
750	Miami-Dade County Florida, GO, Series A, Callable 11/1/24 @ 100.00	5.00	11/1/27	960
1,000	Miami-Dade County Florida School Board, Series A (AMBAC) Callable 11/1/24 @ 100.00 (Pre-Refunded/Escrowed to Maturity)	5.00	11/1/31	1,014
1,000	Miami-Dade County Florida Water & Sewer Revenue, Series B (AGM)	5.25	10/1/20	1,174
1,085	Orange County Florida School Board Certificates of Participation, Series A	5.00	8/1/23	1,346
1,000	Palm Beach County Florida Public Improvement Revenue, Series 2	5.00	11/1/16	1,015
1,500	West Palm Beach Florida Utility System Revenue, Series A, Callable 10/1/21 @ 100.00	5.00	10/1/22	1,797

				12,240

	Hawaii — 2.32%
1,500	Honolulu City & County Hawaii, GO, Series B, Callable 12/1/20 @ 100.00	5.00	12/1/23	1,753

	Idaho — 2.04%
1,285	Idaho State Housing & Finance Association, Grant & Revenue Anticipation Federal Highway Trust, Series A	5.00	7/15/22	1,540

	Kansas — 0.42%
300	Douglas County Kansas Unified School District#497, GO, Series A	5.00	9/1/17	315

	Maryland — 1.98%
1,330	Maryland State Transportation Authority Revenue, Transportation Facilities Project, Series A	5.00	7/1/19	1,495

	Massachusetts — 0.98%
600	Massachusetts State, GO, Series A	5.00	3/1/23	741

	Michigan — 1.42%
1,000	Grand Rapids Michigan Community College, GO (AGM)	5.00	5/1/18	1,076

	Minnesota — 0.58%
400	Crow Wing County Minnesota, GO, Series A	5.00	2/1/19	441

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond II Portfolio

Portfolio of Investments (continued) — June 30, 2016

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Nebraska — 1.39%
$1,000	Lincoln Nebraska Waterworks Revenue	3.00	8/15/18	$1,049

	Nevada — 4.50%
800	Clark County Nevada Highway Improvement Revenue	5.00	7/1/23	994
1,105	Las Vegas Valley Nevada Water District, GO, Series B	5.00	12/1/24	1,413
800	Nevada State System of Higher Education Certificates of Participation, Series A, Callable 7/1/24 @ 100.00	5.00	7/1/26	988

				3,395

	New York — 3.39%
1,495	New York City Transitional Finance Authority Revenue, Series D, Callable 2/1/21 @ 100.00	5.25	2/1/22	1,785
625	New York State Dormitory Authority State Personal Income Tax Revenue, Series A, Callable 2/15/24 @ 100.00	5.00	2/15/26	785

				2,570

	Ohio — 8.48%
700	American Municipal Power, Inc. Revenue, Series A, Callable 2/15/24 @ 100.00	5.00	2/15/27	856
1,600	Columbus Ohio State, GO, Series 1, Callable 7/1/23 @ 100.00	5.00	7/1/24	2,009
1,400	Cuyahoga County Ohio, GO, Series A	5.00	12/1/19	1,592
1,000	Ohio State, GO, Series B	5.00	9/15/17	1,053
750	Ohio State Building Authority State Facilities Revenue	5.00	10/1/21	895

				6,405

	Oklahoma — 1.60%
1,150	Oklahoma State Capital Improvement Authority State Facilities Revenue, Series A	5.00	7/1/17	1,199

	Pennsylvania — 3.70%
1,375	Blairsville-Saltsburg School District, GO (BAM State Aid Withholding)	5.00	3/15/23	1,659
1,000	Pennsylvania State, GO, Series A	5.00	5/1/20	1,144

				2,803

	South Carolina — 1.62%
1,100	Richland County School District No. 2, GO, Series A (SCSDE), Callable 2/1/19 @ 100.00 (Pre-Refunded/Escrowed to Maturity)	5.00	2/1/20	1,221

	Texas — 14.70%
1,250	Dallas Texas Waterworks & Sewer System Revenue, Callable 10/1/21 @ 100.00	5.00	10/1/23	1,497
1,500	Harris County Texas Cultural Education Facilities Finance Corp. Revenue, Texas Children’s Hospital, Callable 10/1/25 @ 100.00	5.00	10/1/27	1,892
300	La Porte Texas Independent School District, GO	4.00	2/15/17	306
500	Lewisville Texas Water & Sewer Revenue	3.00	2/15/17	508
650	San Antonio Texas Electric & Gas Systems Revenue, Series D	5.00	2/1/17	667
500	Sugar Land Texas (Pre-Refunded/Escrowed to Maturity)	5.00	2/15/21	555
935	Sugar Land Texas, Callable 2/15/19 @ 100.00	5.00	2/15/21	1,039
1,800	Texas State University Systems Financing Revenue	5.00	3/15/17	1,856
1,500	Texas State Water Development Board Revenue, Series A, Callable 10/15/25 @ 100.00	5.00	4/15/26	1,961
750	Webb County Texas, GO	4.50	2/15/19	821

				11,102

	Washington — 14.26%
500	Everett Washington Water & Sewer Revenue	5.00	12/1/17	531
1,000	King County Washington, GO	5.25	1/1/23	1,255
1,400	King County Washington Sewer Revenue, Callable 1/1/22 @ 100.00	5.00	1/1/24	1,670
750	King County Washington Sewer Revenue	5.00	1/1/20	858
1,580	Port of Seattle Washington Revenue, Intermediate Lien, Series B	5.00	6/1/18	1,706

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond II Portfolio

Portfolio of Investments (concluded) — June 30, 2016

Shares or Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Washington (continued)
$450	Skagit County Washington, GO	4.00	12/1/17	$471
1,500	Tacoma Washington Water Revenue, Series A, Callable 6/1/20 @ 100.00	5.00	12/1/22	1,730
1,800	Washington State, GO, Series R-2011-A	5.00	1/1/18	1,916
600	Washington State Health Care Facilities Authority Revenue, Providence Health & Services, Series A	5.00	10/1/17	632

				10,769

	Wisconsin — 1.66%
1,220	Menomonee Falls Wisconsin School District, GO, Callable 4/1/17 @ 100.00 (NATL-RE/FGIC) (Pre-Refunded/Escrowed to Maturity)	4.75	4/1/21	1,258

	Total Municipal Bonds			70,910

	Mutual Fund — 5.07%
3,826,892	SSgA Treasury Money Market Fund (a)	0.09		3,827

	Total Mutual Fund			3,827

	Total Investments (cost $70,623) — 98.92%			74,737
	Other assets in excess of liabilities — 1.08%			818

	Net Assets — 100.00%			$75,555

(a)	The rate disclosed is the rate in effect on June 30, 2016.

AGM — Assured Guaranty Municipal Corporation

AMBAC — American Municipal Bond Assurance Corporation

ETM — Escrowed to Maturity

FGIC — Financial Guaranty Insurance Company

GO — General Obligation

NATL-RE — Reinsurance provided by National Reinsurance

SCSDE — Insured by South Carolina School Discount Enhancement

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager.

The Intermediate Term Municipal Bond II Portfolio	Breckinridge Capital Advisors, Inc.	HC Capital Solutions	Total
Municipal Bonds	93.85%	—	93.85%
Mutual Fund	0.05%	5.02%	5.07%
Other Assets (Liabilities)	1.08%	0.00%	1.08%

Total Net Assets	94.98%	5.02%	100.00%

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities

As of June 30, 2016

(Amounts in thousands except per share amounts)

	The Value Equity Portfolio	The Institutional Value Equity Portfolio	The Growth Equity Portfolio	The Institutional Growth Equity Portfolio
ASSETS:
Investments, at cost	$513,443	$809,465	$538,151	$1,024,637
Repurchase agreements, at value and cost	163	118	3,630	4,801
Unrealized appreciation	61,974	86,320	189,258	244,723

Investments, at value	575,580	895,903	731,039	1,274,161
Cash	1,837	3,525	2,702	4,484
Unrealized appreciation on futures contracts	997	1,728	1,397	2,259
Receivable for portfolio shares issued	—	3	—	502
Receivable from investments sold	1,573	1,746	27,529	4,709
Margin deposits	5,529	14,432	12,012	15,745
Dividends and interest receivable	686	988	629	1,013
Foreign tax reclaims receivable	2	7	49	8
Prepaid expenses	16	19	18	22

Total assets	586,220	918,351	775,375	1,302,903

LIABILITIES:
Unrealized depreciation on futures contracts	299	471	538	887
Payable for investments purchased	1,364	3,613	617	5,160
Payable for portfolio shares redeemed	65	159	271	371
Payable for collateral received on loaned securities	394	286	8,805	11,648
Advisory fees payable	167	248	196	285
Management fees payable	24	36	31	52
Administrative services fees payable	3	5	4	7
Trustee fees payable	—	—	—	1
Transfer agent fees payable	—	—	—	1
Other accrued expenses	40	69	58	87

Total liabilities	2,356	4,887	10,520	18,499

NET ASSETS	$583,864	$913,464	$764,855	$1,284,404

NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$33	$76	$41	$87
Additional paid-in capital	522,762	823,802	552,433	1,000,632
Accumulated net investment income	295	214	112	191
Accumulated net realized gain/(loss) from investment transactions	(1,898)	1,795	22,152	37,399
Net unrealized appreciation on investments	62,672	87,577	190,117	246,095

Net Assets	$583,864	$913,464	$764,855	$1,284,404

NET ASSETS:
HC Strategic Shares	$583,078	$912,029	$763,770	$1,282,473
HC Advisors Shares	786	1,435	1,085	1,931

Total	$583,864	$913,464	$764,855	$1,284,404

SHARES OF BENEFICIAL INTEREST OUTSTANDING
(Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	32,949	76,057	40,659	86,660
HC Advisors Shares	45	120	58	130

Total	32,994	76,177	40,717	86,790

Net Asset Value, offering and redemption price per share:(a)
HC Strategic Shares	$17.70	$11.99	$18.78	$14.80

HC Advisors Shares	$17.69	$12.00	$18.76	$14.80

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities (continued)

As of June 30, 2016

(Amounts in thousands except per share amounts)

	The Small Capitalization– Mid Capitalization Equity Portfolio	The Institutional Small Capitalization– Mid Capitalization Equity Portfolio	The Real Estate Securities Portfolio	The Commodity Returns Strategy Portfolio(a)
ASSETS:
Investments, at cost	$80,319	$155,895	$117,539	$1,058,653
Repurchase agreements, at value and cost	233	561	—	34,938
Unrealized appreciation (depreciation)	18,038	35,982	32,760	22,848

Investments, at value	98,590	192,438	150,299	1,116,439
Cash	108	394	37	4,677
Foreign currency, at value (Cost $0, $0, $0 and $1,425, respectively)	—	—	—	1,426
Swap agreements, at value	—	—	—	395
Unrealized appreciation on forward currency contracts	—	—	—	49
Unrealized appreciation on futures contracts	—	—	208	2,830
Receivable for portfolio shares issued	—	4	950	2,709
Receivable from investments sold	198	302	465	1,490
Variation margin receivable on futures contracts	—	—	—	228
Variation margin receivable on swap agreements	—	—	—	11
Margin deposits	500	1,473	18	10,676
Dividends and interest receivable	65	123	552	1,859
Foreign tax reclaims receivable	—	—	5	254
Prepaid expenses	11	15	12	35

Total assets	99,472	194,749	152,546	1,143,078

LIABILITIES:
Swap agreements, at value	—	—	—	89
Written options, at fair value (premiums received $0, $0, $0 and $88, respectively)	—	—	—	95
Unrealized depreciation on forward currency contracts	—	—	—	30
Unrealized depreciation on futures contracts	61	190	—	1,401
Payable for investments purchased	310	587	802	421
Payable for portfolio shares redeemed	—	—	—	5
Payable for collateral received on loaned securities	566	1,362	—	27,991
Payable to broker for swap collateral	—	—	—	30
Variation margin payable on futures contracts	6	—	—	156
Accrued foreign capital gains tax	—	—	—	69
Advisory fees payable	59	94	216	217
Management fees payable	3	8	6	44
Administrative services fees payable	1	1	1	6
Trustee fees payable	—	—	—	1
Other accrued expenses	10	19	9	101

Total liabilities	1,016	2,261	1,034	30,656

NET ASSETS	$98,456	$192,488	$151,512	$1,112,422

NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$5	$13	$45	$141
Additional paid-in capital	97,320	160,500	112,956	1,357,590
Accumulated net investment income/(distributions in excess of net investment income)	(60)	(74)	279	(1,579)
Accumulated net realized gain/(loss) from investment transactions	(16,786)	(3,743)	5,264	(267,487)
Net unrealized appreciation on investments	17,977	35,792	32,968	23,757

Net Assets	$98,456	$192,488	$151,512	$1,112,422

NET ASSETS:
HC Strategic Shares	$98,325	$192,253	$151,512	$1,111,071
HC Advisors Shares	131	235	—	1,351

Total	$98,456	$192,488	$151,512	$1,112,422

SHARES OF BENEFICIAL INTEREST OUTSTANDING
(Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	4,672	13,192	44,732	141,252
HC Advisors Shares	6	16	—	172

Total	4,678	13,208	44,732	141,424

Net Asset Value, offering and redemption price per share:(b)
HC Strategic Shares	$21.04	$14.57	$3.39	$7.87

HC Advisors Shares	$21.02	$14.57	$—	$7.86

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Statement has been consolidated. See Note 2O in the Notes to Financial Statements for basis of consolidation.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities (continued)

As of June 30, 2016

(Amounts in thousands except per share amounts)

	The ESG Growth Portfolio	The Catholic SRI Growth Portfolio	The International Equity Portfolio	The Institutional International Equity Portfolio
ASSETS:
Investments, at cost	$125,684	$19,478	$1,171,469 (b)	$2,696,402
Repurchase agreements, at value and cost	—	—	5,875	14,641
Unrealized appreciation (depreciation)	(5,002)	1,071	(22,102)	(134,612)

Investments, at value	120,682	20,549	1,155,242 (c)	2,576,431
Cash	—	—	528	2,476
Foreign currency, at value (Cost $296, $56, $3,332 and $9,335, respectively)	296	56	3,356	9,420
Unrealized appreciation on futures contracts	—	—	3,952	7,545
Receivable for portfolio shares issued	—	—	115	5,016
Receivable from investments sold	—	—	2,565	7,983
Variation margin receivable on futures contracts	—	—	—	20
Margin deposits	—	—	12,229	11,296
Dividends and interest receivable	260	43	2,810	7,405
Foreign tax reclaims receivable	97	11	2,369	5,007
Receivable from Advisor	—	8	—	—
Prepaid expenses	18	1	20	27

Total assets	121,353	20,668	1,183,186	2,632,626

LIABILITIES:
Unrealized depreciation on futures contracts	—	—	486	1,012
Payable for investments purchased	—	339	893	4,885
Payable for portfolio shares redeemed	—	—	60	14
Payable for collateral received on loaned securities	—	—	14,253	35,518
Variation margin payable on futures contracts	—	—	1	—
Accrued foreign capital gains tax	—	—	—	36
Advisory fees payable	12	2	263	503
Management fees payable	5	—	49	105
Administrative services fees payable	1	—	6	13
Trustee fees payable	—	—	1	1
Transfer agent fees payable	—	—	1	1
Other accrued expenses	9	2	146	242

Total liabilities	27	343	16,159	42,330

NET ASSETS	$121,326	$20,325	$1,167,027	$2,590,296

NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$13	$2	$130	$292
Additional paid-in capital	128,794	18,625	1,258,131	2,829,126
Accumulated net investment income	128	53	869	2,190
Accumulated net realized gain/(loss) from investment transactions	(2,602)	574	(73,252)	(112,703)
Net unrealized appreciation/(depreciation) on investments	(5,007)	1,071	(18,851)	(128,609)

Net Assets	$121,326	$20,325	$1,167,027	$2,590,296

NET ASSETS:
HC Strategic Shares	$121,325	$20,324	$1,165,041	$2,586,742
HC Advisors Shares	1	1	1,986	3,554

Total	$121,326	$20,325	$1,167,027	$2,590,296

SHARES OF BENEFICIAL INTEREST OUTSTANDING
(Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	12,994	1,890	129,495	291,720
HC Advisors Shares	—	—	221	401

Total	12,994	1,890	129,716	292,121

Net Asset Value, offering and redemption price per share:(a)
HC Strategic Shares	$9.34	$10.75	$9.00	$8.87

HC Advisors Shares	$9.34	$10.76	$9.00	$8.86

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(b)	Includes investments in affiliated underlying investment company (Cost $65,329).

(c)	Includes investments in affiliated underlying investment company (Value $64,543).

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities (continued)

As of June 30, 2016

(Amounts in thousands except per share amounts)

	The Emerging Markets Portfolio	The Core Fixed Income Portfolio	The Fixed Income Opportunity Portfolio	The U.S. Government Fixed Income Securities Portfolio
ASSETS:
Investments, at cost	$2,008,318	$87,990	$783,090	$232,403
Repurchase agreements, at value and cost	4,504	—	3,936	—
Unrealized appreciation (depreciation)	(209,639)	2,385	(7,660)	9,402

Investments, at value	1,803,183	90,375	779,366	241,805
Cash	2,569	19	139	—
Foreign currency, at value (Cost $28,977, $0, $137 and $0, respectively)	29,325	—	137	—
Unrealized appreciation on forward currency contracts	—	—	89	—
Unrealized appreciation on futures contracts	1,822	—	342	—
Receivable for portfolio shares issued	1,050	3	2	—
Receivable from investments sold	5,505	1,965	7,606	4,422
Margin deposits	2,699	—	1,947	—
Dividends and interest receivable	12,983	527	8,823	911
TBA sale commitments receivable	—	821	955	—
Prepaid expenses	16	7	9	6

Total assets	1,859,152	93,717	799,415	247,144

LIABILITIES:
Unrealized depreciation on forward currency contracts	—	—	18	—
Unrealized depreciation on futures contracts	—	—	988	—
Distributions payable	—	6	—	49
Payable for investments purchased	11,312	3,462	2,006	5,253
Payable for portfolio shares redeemed	71	19	—	8
Payable for collateral received on loaned securities	10,928	—	9,548	—
Variation margin payable on futures contracts	11	—	—	—
TBA sale commitments, at fair value	—	823	955	—
Accrued foreign capital gains tax	57	—	—	—
Advisory fees payable	487	4	364	10
Management fees payable	72	4	32	10
Administrative services fees payable	9	—	4	1
Trustee fees payable	1	—	—	—
Transfer agent fees payable	1	—	—	—
Other accrued expenses	283	7	53	18

Total liabilities	23,232	4,325	13,968	5,349

NET ASSETS	$1,835,920	$89,392	$785,447	$241,795

NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$121	$9	$119	$23
Additional paid-in capital	2,173,576	87,054	851,749	231,530
Accumulated net investment income/(distributions in excess of net investment income)	2,134	34	1,694	52
Accumulated net realized gain/(loss) from investment transactions	(132,344)	(90)	(59,876)	788
Net unrealized appreciation/(depreciation) on investments	(207,567)	2,385	(8,239)	9,402

Net Assets	$1,835,920	$89,392	$785,447	$241,795

NET ASSETS:
HC Strategic Shares	$1,833,571	$86,767	$784,435	$241,795
HC Advisors Shares	2,349	2,625	1,012	—

Total	$1,835,920	$89,392	$785,447	$241,795

SHARES OF BENEFICIAL INTEREST OUTSTANDING
(Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	121,002	8,667	118,418	23,486
HC Advisors Shares	155	262	153	—

Total	121,157	8,929	118,571	23,486

Net Asset Value, offering and redemption price per share:(a)
HC Strategic Shares	$15.15	$10.01	$6.62	$10.30

HC Advisors Shares	$15.15	$10.01	$6.62	$—

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities (continued)

As of June 30, 2016

(Amounts in thousands except per share amounts)

	The Inflation Protected Securities Portfolio	The U.S. Corporate Fixed Income Securities Portfolio	The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	The Short-Term Municipal Bond Portfolio
ASSETS:
Investments, at cost	$474,864	$277,700	$225,649	$18,977
Unrealized appreciation	16,871	7,276	4,772	222

Investments, at value	491,735	284,976	230,421	19,199
Receivable from investments sold	2,333	2,088	2,046	—
Dividends and interest receivable	1,569	2,458	516	211
TBA sale commitments receivable	—	—	3,577	—
Prepaid expenses	6	7	5	5

Total assets	495,643	289,529	236,565	19,415

LIABILITIES:
Distributions payable	—	108	86	—
Payable for investments purchased	2,412	—	23,871	744
Payable for portfolio shares redeemed	—	40	15	1
TBA sale commitments, at fair value	—	—	3,586	—
Income payable on TBA sale commitments	—	—	8	—
Advisory fees payable	15	16	10	2
Management fees payable	20	12	8	1
Administrative services fees payable	3	1	1	—
Other accrued expenses	40	21	11	2

Total liabilities	2,490	198	27,596	750

NET ASSETS	$493,153	$289,331	$208,969	$18,665

NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$47	$28	$21	$2
Additional paid-in capital	474,714	282,497	211,059	18,452
Accumulated net investment income/(distributions in excess of net investment income)	2,930	129	104	(9)
Accumulated net realized loss from investment transactions	(1,409)	(599)	(6,978)	(2)
Net unrealized appreciation on investments	16,871	7,276	4,763	222

Net Assets	$493,153	$289,331	$208,969	$18,665

NET ASSETS:
HC Strategic Shares	$493,152	$289,331	$208,969	$18,665
HC Advisors Shares	1	—	—	—

Total	$493,153	$289,331	$208,969	$18,665

SHARES OF BENEFICIAL INTEREST OUTSTANDING
(Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	47,402	28,487	21,142	1,874
HC Advisors Shares	—	—	—	—

Total	47,402	28,487	21,142	1,874

Net Asset Value, offering and redemption price per share:(a)
HC Strategic Shares	$10.40	$10.16	$9.88	$9.96

HC Advisors Shares	$10.39	$—	$—	$—

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities (concluded)

As of June 30, 2016

(Amounts in thousands except per share amounts)

	The Intermediate Term Municipal Bond Portfolio	The Intermediate Term Municipal Bond II Portfolio
ASSETS:
Investments, at cost	$394,204	$70,623
Unrealized appreciation	11,220	4,114

Investments, at value	405,424	74,737
Dividends and interest receivable	4,747	898
Prepaid expenses	11	10

Total assets	410,182	75,645

LIABILITIES:
Distributions payable	45	10
Payable for investments purchased	1,767	—
Payable for portfolio shares redeemed	463	62
Advisory fees payable	151	7
Management fees payable	17	3
Administrative services fees payable	2	—
Other accrued expenses	35	8

Total liabilities	2,480	90

NET ASSETS	$407,702	$75,555

NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$40	$7
Additional paid-in capital	400,444	71,331
Accumulated net investment income	151	7
Accumulated net realized gain/(loss) from investment transactions	(4,153)	96
Net unrealized appreciation on investments	11,220	4,114

Net Assets	$407,702	$75,555

NET ASSETS:
HC Strategic Shares	$406,302	$75,147
HC Advisors Shares	1,400	408

Total	$407,702	$75,555

SHARES OF BENEFICIAL INTEREST OUTSTANDING
(Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	39,645	7,101
HC Advisors Shares	136	39

Total	39,781	7,140

Net Asset Value, offering and redemption price per share:(a)
HC Strategic Shares	$10.25	$10.58

HC Advisors Shares	$10.25	$10.59

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations

For the Year Ended June 30, 2016

(Amounts in thousands)

	The Value Equity Portfolio	The Institutional Value Equity Portfolio	The Growth Equity Portfolio	The Institutional Growth Equity Portfolio
INVESTMENT INCOME:
Interest	$19	$29	$6	$10
Dividends (net of foreign withholding tax of $14, $20, $0 and $3, respectively)	14,913	21,795	10,164	16,667
Income from securities lending (net of fees of $19, $29, $25 and $29, respectively)	80	119	103	115

Total Investment Income	15,012	21,943	10,273	16,792

EXPENSES:
Advisory fees	837	1,255	1,405	2,003
Management fees	291	440	401	637
Administrative services fees	164	248	224	355
Distribution fees – HC Advisors Shares	2	4	3	5
Professional fees	67	102	87	138
Transfer agent fees	16	25	22	35
Compliance service fees	10	16	14	21
Custodian fees	45	68	59	90
Registration and filing fees	16	12	17	12
Trustee fees	24	39	34	54
Other	59	79	70	92

Total expenses before waivers and expenses paid indirectly	1,531	2,288	2,336	3,442
Less: Distribution fees waived – HC Advisors Shares	(2)	(4)	(3)	(5)
Expenses paid indirectly	(46)	(68)	(8)	(13)
Administrative services fees waived	—	—	—	(2)

Net Expenses	1,483	2,216	2,325	3,422

Net Investment Income	13,529	19,727	7,948	13,370

NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investment transactions	1,716	478	54,900	66,195
Net realized gains/(losses) from futures transactions	10,698	20,439	9,902	20,563

Net realized gains/(losses) from investments and futures transactions	12,414	20,917	64,802	86,758
Change in unrealized appreciation/(depreciation) on investments	(15,402)	(21,519)	(30,044)	(24,187)
Change in unrealized appreciation/(depreciation) on futures	1,103	1,663	2,297	3,197

Change in unrealized appreciation/(depreciation) on investments and futures	(14,299)	(19,856)	(27,747)	(20,990)

Net realized/unrealized gains/(losses) from investments and futures transactions	(1,885)	1,061	37,055	65,768

Change in net assets resulting from operations	$11,644	$20,788	$45,003	$79,138

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations (continued)

For the Year Ended June 30, 2016

(Amounts in thousands)

	The Small Capitalization– Mid Capitalization Equity Portfolio	The Institutional Small Capitalization– Mid Capitalization Equity Portfolio	The Real Estate Securities Portfolio	The Commodity Returns Strategy Portfolio(a)
INVESTMENT INCOME:
Interest	$1	$2	$—	$1,393
Dividends (net of foreign withholding tax of $2, $4, $7 and $1,898, respectively)	830	1,504	3,036	20,981
Income from securities lending (net of fees of $4, $25, $0 and $174, respectively)	15	100	—	677

Total Investment Income	846	1,606	3,036	23,051

EXPENSES:
Advisory fees	629	1,114	886	2,986
Management fees	49	93	69	491
Administrative services fees	42	59	46	331
Distribution fees – HC Advisors Shares	—	1	—	4
Professional fees	10	23	11	148
Transfer agent fees	3	5	3	28
Compliance service fees	2	4	1	18
Custodian fees	15	10	14	184
Registration and filing fees	14	11	14	18
Trustee fees	4	9	4	46
Other	19	21	12	138

Total expenses before waivers and expenses paid indirectly	787	1,350	1,060	4,392
Less: Expenses waived by Specialist Manager	(21)	(39)	—	—
Distribution fees waived – HC Advisors Shares	—	(1)	—	(4)
Expenses paid indirectly	(11)	(14)	(1)	(15)
Administrative services fees waived	—	—	(2)	(2)

Net Expenses	755	1,296	1,057	4,371

Net Investment Income	91	310	1,979	18,680

NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investment transactions	(29)	(473)	5,407	(97,865)
Net realized gains/(losses) from futures transactions	1,021	2,325	799	(30,286)
Net realized gains/(losses) from written options transactions	—	—	—	(21)
Net realized gains/(losses) from swap transactions	—	—	—	(34,840)
Net realized gains/(losses) from foreign currency transactions	—	—	2	304

Net realized gains/(losses) from investments, futures, written options, swap transactions, and foreign currency transactions	992	1,852	6,208	(162,708)
Change in unrealized appreciation/(depreciation) on investments (Net of deferred foreign tax)	(9,073)	(15,312)	15,624	48,497
Change in unrealized appreciation/(depreciation) on futures	(98)	(254)	278	7,703
Change in unrealized appreciation/(depreciation) on written options	—	—	—	(2)
Change in unrealized appreciation/(depreciation) on swaps	—	—	—	(4,934)
Change in unrealized appreciation/(depreciation) on foreign currency translations	—	—	(1)	403

Change in unrealized appreciation/(depreciation) on investments, futures, written options, swap transactions, and foreign currency translations	(9,171)	(15,566)	15,901	51,667

Net realized/unrealized gains/(losses) from investments, futures, written options, swap transactions, and foreign currency transactions	(8,179)	(13,714)	22,109	(111,041)

Change in net assets resulting from operations	$(8,088)	$(13,404)	$24,088	$(92,361)

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Statement has been consolidated. See Note 2O in the Notes to Financial Statements for basis of consolidation.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations (continued)

For the Year Ended June 30, 2016

(Amounts in thousands)

	The ESG Growth Portfolio(a)	The Catholic SRI Growth Portfolio(b)	The International Equity Portfolio		The Institutional International Equity Portfolio
INVESTMENT INCOME:
Interest	$—	$—	$26		$4
Dividends (net of foreign withholding tax of $362, $40, $4,584 and $11,691, respectively)	3,618	372	38,331	(c)	85,176	(d)
Income from securities lending (net of fees of $0, $0, $184 and $437, respectively)	—	—	714		1,690

Total Investment Income	3,618	372	39,071		86,870

EXPENSES:
Advisory fees	160	10	2,809		5,668
Management fees	57	4	625		1,296
Administrative services fees	75	22	420		844
Distribution fees – HC Advisors Shares	—	—	6		9
Professional fees	97	2	163		307
Transfer agent fees	3	—	36		74
Compliance service fees	1	—	24		47
Custodian fees	28	6	384		752
Registration and filing fees	22	1	18		16
Trustee fees	2	—	61		119
Printing fees	25	18	35		78
Other	9	11	169		186

Total expenses before waivers and expenses paid indirectly	479	74	4,750		9,396
Less: Expenses waived by Specialist Manager	(3)	—	—		—
Distribution fees waived – HC Advisors Shares	—	—	(6)		(9)
Expenses paid indirectly	—	—	(25)		(13)
Expenses waived and reimbursed by Adviser	—	(46)	(35)		(14)

Net Expenses	476	28	4,684		9,360

Net Investment Income	3,142	344	34,387		77,510

NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investment transactions	(2,302)	301	(45,087	) (e)	(77,747	) (f)
Net realized gains/(losses) from futures transactions	—	—	(7,405)		(840)
Net realized gains/(losses) from foreign currency transactions	(119)	8	(667)		(597)

Net realized gains/(losses) from investments, futures, and foreign currency transactions	(2,421)	309	(53,159)		(79,184)
Change in unrealized appreciation/(depreciation) on investments (net of deferred foreign tax)	(5,002)	1,072	(127,073)		(269,833)
Change in unrealized appreciation/(depreciation) on futures	—		3,421		6,528
Change in unrealized appreciation/(depreciation) on foreign currency translations	(5)	(1)	3		31

Change in unrealized appreciation/(depreciation) on investments, futures, and foreign currency translations	(5,007)	1,071	(123,649)		(263,274)

Net realized/unrealized gains/(losses) from investments, futures, and foreign currency transactions	(7,428)	1,380	(176,808)		(342,458)

Change in net assets resulting from operations	$(4,286)	$1,724	$(142,421)		$(264,948)

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	For the period July 14, 2015 (commencement of operations) through June 30, 2016.

(b)	For the period January 12, 2016 (commencement of operations) through June 30, 2016.

(c)	Amount represents dividend income received from affiliated investment companies of $2,168.

(d)	Amount represents dividend income received from affiliated investment companies of $1,177.

(e)

Amount represents net realized gain/loss on the sale of investments in affiliated investment companies of $(2,440) and distributions of realized gain received from affiliated investment companies of $0.

(f)	Amount represents net realized gain/loss on the sale of investments in affiliated investment companies of $(942) and distributions of realized gain received from affiliated investment companies of $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations (continued)

For the Year Ended June 30, 2016

(Amounts in thousands)

	The Emerging Markets Portfolio	The Core Fixed Income Portfolio	The Fixed Income Opportunity Portfolio	The U.S. Government Fixed Income Securities Portfolio
INVESTMENT INCOME:
Interest	$2	$2,214	$42,191	$3,699
Dividends (net of foreign withholding tax of $6, 619, $0, $0 and $0, respectively)	56,764	5	5,138	—
Income from securities lending (net of fees of $116, $0, $52 and $0, respectively)	465	—	207	—

Total Investment Income	57,231	2,219	47,536	3,699

EXPENSES:
Advisory fees	5,765	59	2,255	126
Management fees	845	47	399	119
Administrative services fees	524	100	256	87
Distribution fees – HC Advisors Shares	6	7	3	—
Professional fees	249	7	62	16
Transfer agent fees	49	2	19	6
Compliance service fees	32	1	7	2
Custodian fees	1,898	11	57	16
Registration and filing fees	15	9	11	15
Trustee fees	81	2	19	5
Other	141	12	48	11

Total expenses before waivers and expenses paid indirectly	9,605	257	3,136	403
Less: Distribution fees waived – HC Advisors Shares	(6)	(7)	(3)	—
Expenses paid indirectly	(12)	—	—	—
Administrative services fees waived	—	(2)	(2)	—

Net Expenses	9,587	248	3,131	403

Net Investment Income	47,644	1,971	44,405	3,296

NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investment transactions	(89,727)	170	(60,106)	1,767
Net realized gains/(losses) from futures transactions	(18,488)	—	104	—
Net realized gains/(losses) from written options transactions	—	—	106	—
Net realized gains/(losses) from foreign currency transactions	(2,810)	—	(223)	—

Net realized gains/(losses) from investments, futures, written options, and foreign currency transactions	(111,025)	170	(60,119)	1,767
Change in unrealized appreciation/(depreciation) on investments (net of deferred foreign tax)	(142,701)	3,022	9,051	7,118
Change in unrealized appreciation/(depreciation) on futures	2,597	—	(623)	—
Change in unrealized appreciation/(depreciation) on foreign currency translations	528	—	239	—

Change in unrealized appreciation/(depreciation) on investments, futures, and foreign currency translations	(139,576)	3,022	8,667	7,118

Net realized/unrealized gains/(losses) from investments, futures, written options, and foreign currency transactions	(250,601)	3,192	(51,452)	8,885

Change in net assets resulting from operations	$(202,957)	$5,163	$(7,047)	$12,181

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations (continued)

For the Year Ended June 30, 2016

(Amounts in thousands)

	The Inflation Protected Securities Portfolio	The U.S. Corporate Fixed Income Securities Portfolio	The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	The Short-Term Municipal Bond Portfolio
INVESTMENT INCOME:
Interest	$6,215	$8,112	$4,896	$290
Dividends	13	—	—	—

Total Investment Income	6,228	8,112	4,896	290

EXPENSES:
Advisory fees	188	203	120	25
Management fees	248	134	106	10
Administrative services fees	143	87	106	12
Professional fees	31	16	15	2
Transfer agent fees	11	6	5	—
Compliance service fees	4	2	2	—
Custodian fees	34	18	21	2
Registration and filing fees	24	20	10	8
Trustee fees	9	4	4	—
Other	26	12	11	3

Total expenses before waivers	718	502	400	62
Less: Administrative services fees waived	—	—	(2)	—

Net Expenses	718	502	398	62

Net Investment Income	5,510	7,610	4,498	228

NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investment transactions	(847)	(555)	423	(1)

Change in unrealized appreciation/(depreciation) on investments	14,511	13,970	2,826	54

Net realized/unrealized gains/(losses) from investments	13,664	13,415	3,249	53

Change in net assets resulting from operations	$19,174	$21,025	$7,747	$281

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations (concluded)

For the Year Ended June 30, 2016

(Amounts in thousands)

	The Intermediate Term Municipal Bond Portfolio	The Intermediate Term Municipal Bond II Portfolio
INVESTMENT INCOME:
Interest	$9,856	$1,775

Total Investment Income	9,856	1,775

EXPENSES:
Advisory fees	638	93
Management fees	211	39
Administrative services fees	135	30
Distribution fees – HC Advisors Shares	4	1
Professional fees	28	6
Transfer agent fees	10	2
Compliance service fees	3	1
Custodian fees	27	6
Registration and filing fees	11	10
Trustee fees	8	2
Other	18	4

Total expenses before waivers	1,093	194
Less: Distribution fees waived – HC Advisors Shares	(4)	(1)

Net Expenses	1,089	193

Net Investment Income	8,767	1,582

NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investment transactions	3,969	126

Change in unrealized appreciation/(depreciation) on investments	3,808	1,922

Net realized/unrealized gains/(losses) from investments	7,777	2,048

Change in net assets resulting from operations	$16,544	$3,630

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets

(Amounts in thousands)

	The Value Equity Portfolio		The Institutional Value Equity Portfolio		The Growth Equity Portfolio
	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015
Operations:
Net investment income	$13,529	$12,448	$19,727	$19,621	$7,948	$7,729
Net realized gains/(losses) from investments and futures transactions	12,414	79,232	20,917	129,534	64,802	152,492
Change in unrealized appreciation/(depreciation) from investments and futures	(14,299)	(58,737)	(19,856)	(98,064)	(27,747)	(65,931)

Change in net assets resulting from operations	11,644	32,943	20,788	51,091	45,003	94,290

Distributions to Shareholders from:
Net investment income:
HC Strategic Shares	(13,572)	(12,541)	(19,908)	(19,960)	(7,985)	(7,774)
HC Advisors Shares	(22)	(23)	(32)	(29)	(13)	(15)
Net realized gains/(losses) from investments and futures:
HC Strategic Shares	(23,910)	—	(98,221)	(120,230)	(165,236)	(9,890)
HC Advisors Shares	(46)	—	(166)	(169)	(319)	(19)

Change in net assets resulting from distributions	(37,550)	(12,564)	(118,327)	(140,388)	(173,553)	(17,698)

HC Strategic Shares
Proceeds from shares issued	$33,811	$27,767	$56,194	$72,971	$31,039	$38,244
Proceeds from reinvestment of dividends	31,736	10,269	117,687	138,813	146,599	14,918
Cost of shares redeemed	(78,659)	(65,002)	(79,551)	(244,198)	(157,600)	(97,423)

Change in net assets from HC Strategic Shares of beneficial interest	(13,112)	(26,966)	94,330	(32,414)	20,038	(44,261)

HC Advisors Shares
Proceeds from shares issued	78	20	153	376	239	—
Cost of shares redeemed	(381)	(110)	(160)	(69)	(499)	(207)

Change in net assets from HC Advisors Shares of beneficial interest	(303)	(90)	(7)	307	(260)	(207)

Change in net assets from shares of beneficial interest	$(13,415)	$(27,056)	$94,323	$(32,107)	$19,778	$(44,468)

Change in net assets	(39,321)	(6,677)	(3,216)	(121,404)	(108,772)	32,124
Net Assets:
Beginning of period	623,185	629,862	916,680	1,038,084	873,627	841,503

End of period	$583,864	$623,185	$913,464	$916,680	$764,855	$873,627

Accumulated net investment income	$295	$337	$214	$616	$112	$250
Share Transactions:
HC Strategic Shares
Issued	1,958	1,516	4,578	5,124	1,673	1,783
Reinvested	1,863	551	10,213	10,313	7,868	688
Redeemed	(4,572)	(3,519)	(6,544)	(17,740)	(7,857)	(4,447)

Change in HC Strategic Shares	(751)	(1,452)	8,247	(2,303)	1,684	(1,976)

HC Advisors Shares
Issued	5	1	14	27	13	—
Redeemed	(23)	(6)	(13)	(5)	(28)	(9)

Change in HC Advisors Shares	(18)	(5)	1	22	(15)	(9)

Total change in shares	(769)	(1,457)	8,248	(2,281)	1,669	(1,985)

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	The Institutional Growth Equity Portfolio		The Small Capitalization– Mid Capitalization Equity Portfolio		The Institutional Small Capitalization– Mid Capitalization Equity Portfolio
	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015
Operations:
Net investment income	$13,370	$13,326	$91	$(69)	$310	$50
Net realized gains/(losses) from investments and futures transactions	86,758	215,625	992	10,604	1,852	11,799
Change in unrealized appreciation/(depreciation) from investments and futures	(20,990)	(75,553)	(9,171)	(2,960)	(15,566)	1,922

Change in net assets resulting from operations	79,138	153,398	(8,088)	7,575	(13,404)	13,771

Distributions to Shareholders from:
Net investment income:
HC Strategic Shares	(13,668)	(12,694)	(46)	(34)	(24)	(144)
HC Advisors Shares	(20)	(19)	—	—	—	—
Net realized gains/(losses) from investments and futures:
HC Strategic Shares	(231,687)	(93,716)	—	—	(10,877)	(19,022)
HC Advisors Shares	(375)	(125)	—	—	(14)	(25)
Tax return of capital:
HC Strategic Shares	—	—	(17)	—	(268)	—
HC Advisors Shares	—	—	—	—	—	—

Change in net assets resulting from distributions	(245,750)	(106,554)	(63)	(34)	(11,183)	(19,191)

HC Strategic Shares
Proceeds from shares issued	$68,853	$73,105	$4,225	$11,619	$16,836	$22,142
Proceeds from reinvestment of dividends	244,692	105,480	51	28	11,118	19,124
Cost of shares redeemed	(181,865)	(350,955)	(12,573)	(18,118)	(11,569)	(17,890)

Change in net assets from HC Strategic Shares of beneficial interest	131,680	(172,370)	(8,297)	(6,471)	16,385	23,376

HC Advisors Shares
Proceeds from shares issued	267	359	7	4	22	48
Cost of shares redeemed	(250)	(170)	(52)	(30)	(20)	(15)

Change in net assets from HC Advisors Shares of beneficial interest	17	189	(45)	(26)	2	33

Change in net assets from shares of beneficial interest	$131,697	$(172,181)	$(8,342)	$(6,497)	$16,387	$23,409

Change in net assets	(34,915)	(125,337)	(16,493)	1,044	(8,200)	17,989
Net Assets:
Beginning of period	1,319,319	1,444,656	114,949	113,905	200,688	182,699

End of period	$1,284,404	$1,319,319	$98,456	$114,949	$192,488	$200,688

Accumulated net investment income/(distributions in excess of net investment income)	$191	$605	$(60)	$(83)	$(74)	$(157)
Share Transactions:
HC Strategic Shares
Issued	4,536	4,295	214	550	1,135	1,304
Reinvested	16,772	6,398	2	1	770	1,231
Redeemed	(11,475)	(20,810)	(603)	(849)	(778)	(1,083)

Change in HC Strategic Shares	9,833	(10,117)	(387)	(298)	1,127	1,452

HC Advisors Shares
Issued	18	21	—	—	1	3
Redeemed	(16)	(10)	(3)	(1)	(1)	(1)

Change in HC Advisors Shares	2	11	(3)	(1)	—	2

Total change in shares	9,835	(10,106)	(390)	(299)	1,127	1,454

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	The Real Estate Securities Portfolio		The Commodity Returns Strategy Portfolio(a)		The ESG Growth Portfolio	The Catholic SRI Growth Portfolio
	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the period July 14, 2015(b) through June 30, 2016	For the period January 12, 2016(c) through June 30, 2016
Operations:
Net investment income	$1,979	$1,922	$18,680	$15,641	$3,142	$344
Net realized gains/(losses) from investments, futures, written options, swap transactions, and foreign currency transactions	6,208	18,217	(162,708)	(156,399)	(2,421)	309
Change in unrealized appreciation/(depreciation) from investments, futures, written options, swap transactions, and foreign currency transactions	15,624	(6,298)	51,667	(140,037)	(5,007)	1,071

Change in net assets resulting from operations	24,088	13,841	(92,361)	(280,795)	(4,286)	1,724

Distributions to Shareholders from:
Net investment income:
HC Strategic Shares	(1,819)	(2,342)	(17,509)	(17,239)	(2,928)	(330)
HC Advisors Shares	—	—	(24)	(24)	—	—
Net realized gains/(losses) from investments, futures, written options, swap transactions, and foreign currency transactions:
HC Strategic Shares	(14,925)	(7,059)	—	(3,435)	(272)	—
HC Advisors Shares	—	—	—	(5)	—	—

Change in net assets resulting from distributions	(16,744)	(9,401)	(17,533)	(20,703)	(3,200)	(330)

HC Strategic Shares
Proceeds from shares issued	$9,035	$4,961	$340,356	$632,646	$129,368	$18,601
Proceeds from reinvestment of dividends	16,625	9,270	14,871	17,809	935	330
Cost of shares redeemed	(14,250)	(57,496)	(327,448)	(330,968)	(1,492)	—

Change in net assets from HC Strategic Shares of beneficial interest	11,410	(43,265)	27,779	319,487	128,811	18,931

HC Advisors Shares
Proceeds from shares issued	—	—	212	469	1	—
Cost of shares redeemed	—	—	(313)	(34)	—	—

Change in net assets from HC Advisors Shares of beneficial interest	—	—	(101)	435	1	—

Change in net assets from shares of beneficial interest	$11,410	$(43,265)	$27,678	$319,922	$128,812	$18,931

Change in net assets	18,754	(38,825)	(82,216)	18,424	121,326	20,325
Net Assets:
Beginning of period	132,758	171,583	1,194,638	1,176,214	—	—

End of period	$151,512	$132,758	$1,112,422	$1,194,638	$121,326	$20,325

Accumulated net investment income/(distributions in excess of net investment income)	$279	$—	$(1,579)	$(1,354)	$128	$53
Share Transactions:
HC Strategic Shares
Issued	2,789	1,497	47,349	68,801	13,052	1,860
Reinvested	5,313	2,771	1,981	1,948	98	30
Redeemed	(4,371)	(16,961)	(43,628)	(36,159)	(156)

Change in HC Strategic Shares	3,731	(12,693)	5,702	34,590	12,994	1,890

HC Advisors Shares
Issued	—	—	29	50	—	—
Redeemed	—	—	(43)	(3)	—	—

Change in HC Advisors Shares	—	—	(14)	47	—	—

Total change in shares	3,731	(12,693)	5,688	34,637	12,994	1,890

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Statement has been consolidated. See Note 2O in the Notes to Financial Statements for basis of consolidation.
(b)	For the period July 14, 2015 (commencement of operations) through June 30, 2016.
(c)	For the period January 12, 2016 (commencement of operations) through June 30, 2016.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	The International Equity Portfolio		The Institutional International Equity Portfolio		The Emerging Markets Portfolio
	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015
Operations:
Net investment income	$34,387	$39,494	$77,510	$78,670	$47,644	$43,250
Net realized gains/(losses) from investments, futures, and foreign currency transactions	(53,159)	95,381	(79,184)	136,491	(111,025)	6,217
Change in unrealized appreciation/(depreciation) from investments, futures, and foreign currency transactions	(123,649)	(206,515)	(263,274)	(344,743)	(139,576)	(206,924)

Change in net assets resulting from operations	(142,421)	(71,640)	(264,948)	(129,582)	(202,957)	(157,457)

Distributions to Shareholders from:
Net investment income:
HC Strategic Shares	(33,112)	(43,886)	(75,758)	(87,620)	(43,211)	(41,389)
HC Advisors Shares	(66)	(88)	(107)	(117)	(66)	(60)
Net realized gains/(losses) from investments, futures, and foreign currency transactions:
HC Strategic Shares	(82,714)	(152,759)	(118,215)	(267,727)	—	(28,792)
HC Advisors Shares	(219)	(336)	(171)	(343)	—	(44)

Change in net assets resulting from distributions	(116,111)	(197,069)	(194,251)	(355,807)	(43,277)	(70,285)

HC Strategic Shares
Proceeds from shares issued	$392,867	$264,466	$207,976	$298,647	$816,829	$482,630
Proceeds from reinvestment of dividends	102,973	158,574	184,164	342,849	34,743	58,999
Cost of shares redeemed	(595,285)	(246,040)	(216,852)	(288,563)	(665,248)	(234,660)

Change in net assets from HC Strategic Shares of beneficial interest	(99,445)	177,000	175,288	352,933	186,324	306,969

HC Advisors Shares
Proceeds from shares issued	398	615	439	1,282	397	585
Cost of shares redeemed	(810)	(179)	(325)	(169)	(631)	(85)

Change in net assets from HC Advisors Shares of beneficial interest	(412)	436	114	1,113	(234)	500

Change in net assets from shares of beneficial interest	$(99,857)	$177,436	$175,402	$354,046	$186,090	$307,469

Change in net assets	(358,389)	(91,273)	(283,797)	(131,343)	(60,144)	79,727
Net Assets:
Beginning of period	1,525,416	1,616,689	2,874,093	3,005,436	1,896,064	1,816,337

End of period	$1,167,027	$1,525,416	$2,590,296	$2,874,093	$1,835,920	$1,896,064

Accumulated net investment income/(distributions in excess of net investment income)	$869	$532	$2,190	$(322)	$2,134	$18,500
Share Transactions:
HC Strategic Shares
Issued	42,931	23,645	22,627	26,502	55,968	26,508
Reinvested	11,004	14,241	19,975	32,663	2,441	3,385
Redeemed	(60,611)	(20,733)	(22,260)	(26,351)	(45,119)	(12,799)

Change in HC Strategic Shares	(6,676)	17,153	20,342	32,814	13,290	17,094

HC Advisors Shares
Issued	42	55	46	118	28	33
Redeemed	(92)	(15)	(34)	(15)	(45)	(4)

Change in HC Advisors Shares	(50)	40	12	103	(17)	29

Total change in shares	(6,726)	17,193	20,354	32,917	13,273	17,123

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	The Core Fixed Income Portfolio		The Fixed Income Opportunity Portfolio		The U.S. Government Fixed Income Securities Portfolio
	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015
Operations:
Net investment income	$1,971	$1,942	$44,405	$42,601	$3,296	$3,143
Net realized gains/(losses) from investments, futures, written options, and foreign currency transactions	170	1,528	(60,119)	6,179	1,767	2,081
Change in unrealized appreciation/(depreciation) from investments, futures, and foreign currency transactions	3,022	(2,243)	8,667	(47,619)	7,118	324

Change in net assets resulting from operations	5,163	1,227	(7,047)	1,161	12,181	5,548

Distributions to Shareholders from:
Net investment income:
HC Strategic Shares	(2,150)	(2,162)	(44,970)	(43,170)	(3,308)	(3,131)
HC Advisors Shares	(64)	(62)	(57)	(59)	—	—
Net realized gains/(losses) from investments, futures, written options, and foreign currency transactions:
HC Strategic Shares	(853)	(91)	(3,165)	(18,509)	(2,249)	—
HC Advisors Shares	(26)	(3)	(4)	(25)	—	—

Change in net assets resulting from distributions	(3,093)	(2,318)	(48,196)	(61,763)	(5,557)	(3,131)

HC Strategic Shares
Proceeds from shares issued	$7,836	$8,399	$91,431	$102,166	$16,826	$54,854
Proceeds from reinvestment of dividends	2,997	2,249	43,259	57,361	4,938	2,620
Cost of shares redeemed	(23,026)	(12,353)	(105,548)	(92,612)	(49,591)	(43,807)

Change in net assets from HC Strategic Shares of beneficial interest	(12,193)	(1,705)	29,142	66,915	(27,827)	13,667

HC Advisors Shares
Proceeds from shares issued	115	284	75	138	—	—
Cost of shares redeemed	(348)	(188)	(87)	(11)	—	—

Change in net assets from HC Advisors Shares of beneficial interest	(233)	96	(12)	127	—	—

Change in net assets from shares of beneficial interest	$(12,426)	$(1,609)	$29,130	$67,042	$(27,827)	$13,667

Change in net assets	(10,356)	(2,700)	(26,113)	6,440	(21,203)	16,084
Net Assets:
Beginning of period	99,748	102,448	811,560	805,120	262,998	246,914

End of period	$89,392	$99,748	$785,447	$811,560	$241,795	$262,998

Accumulated net investment income	$34	$45	$1,694	$2,991	$52	$64
Share Transactions:
HC Strategic Shares
Issued	799	846	13,399	14,150	1,656	5,477
Reinvested	308	227	6,569	8,023	492	260
Redeemed	(2,355)	(1,243)	(15,952)	(12,835)	(4,915)	(4,317)

Change in HC Strategic Shares	(1,248)	(170)	4,016	9,338	(2,767)	1,420

HC Advisors Shares
Issued	12	29	12	19	—	—
Redeemed	(36)	(19)	(13)	(2)	—	—

Change in HC Advisors Shares	(24)	10	(1)	17	—	—

Total change in shares	(1,272)	(160)	4,015	9,355	(2,767)	1,420

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	The Inflation Protected Securities Portfolio		The U.S. Corporate Fixed Income Securities Portfolio		The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio
	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015
Operations:
Net investment income	$5,510	$(1,298)	$7,610	$6,309	$4,498	$4,961
Net realized gains/(losses) from investments	(847)	(420)	(555)	7,917	423	1,318
Change in unrealized appreciation/(depreciation) from investments	14,511	(7,328)	13,970	(13,362)	2,826	(1,122)

Change in net assets resulting from operations	19,174	(9,046)	21,025	864	7,747	5,157

Distributions to Shareholders from:
Net investment income:
HC Strategic Shares	(938)	(1,507)	(7,617)	(6,349)	(6,013)	(6,634)
Net realized gains/(losses) from investments:
HC Strategic Shares	—	(414)	(5,503)	(2,303)	—	—
Tax return of capital:
HC Strategic Shares	—	(868)	—	—	—	—

Change in net assets resulting from distributions	(938)	(2,789)	(13,120)	(8,652)	(6,013)	(6,634)

HC Strategic Shares
Proceeds from shares issued	$10,477	$32,733	$74,859	$37,375	$13,980	$39,644
Proceeds from reinvestment of dividends	872	2,651	11,754	7,765	4,892	5,402
Cost of shares redeemed	(46,609)	(39,831)	(28,516)	(71,627)	(63,665)	(42,173)

Change in net assets from HC Strategic Shares of beneficial interest	(35,260)	(4,447)	58,097	(26,487)	(44,793)	2,873

Change in net assets	(17,024)	(16,282)	66,002	(34,275)	(43,059)	1,396
Net Assets:
Beginning of period	510,177	526,459	223,329	257,604	252,028	250,632

End of period	$493,153	$510,177	$289,331	$223,329	$208,969	$252,028

Accumulated net investment income/(distributions in excess of net investment income)	$2,930	$(1,641)	$129	$112	$104	$127
Share Transactions:
HC Strategic Shares
Issued	1,029	3,252	7,584	3,677	1,419	4,011
Reinvested	89	260	1,210	765	498	547
Redeemed	(4,634)	(3,952)	(2,907)	(7,008)	(6,471)	(4,251)

Change in HC Strategic Shares	(3,516)	(440)	5,887	(2,566)	(4,554)	307

HC Advisors Shares
Issued	—	—	—	—	—	—
Reinvested	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—

Change in HC Advisors Shares	—	—	—	—	—	—

Total change in shares	(3,516)	(440)	5,887	(2,566)	(4,554)	307

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (concluded)

(Amounts in thousands)

	The Short-Term Municipal Bond Portfolio		The Intermediate Term Municipal Bond Portfolio		The Intermediate Term Municipal Bond II Portfolio
	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015
Operations:
Net investment income	$228	$252	$8,767	$8,512	$1,582	$1,429
Net realized gains/(losses) from investments	(1)	2	3,969	3,209	126	385
Change in unrealized appreciation/(depreciation) from investments	54	(214)	3,808	(5,140)	1,922	(774)

Change in net assets resulting from operations	281	40	16,544	6,581	3,630	1,040

Distributions to Shareholders from:
Net investment income:
HC Strategic Shares	(230)	(250)	(8,813)	(8,450)	(1,570)	(1,411)
HC Advisors Shares	—	—	(37)	(45)	(10)	(12)
Net realized gains/(losses) from investments:
HC Strategic Shares	(3)	(4)	—	—	(33)	(319)
HC Advisors Shares	—	—	—	—	—	(3)

Change in net assets resulting from distributions	(233)	(254)	(8,850)	(8,495)	(1,613)	(1,745)

HC Strategic Shares
Proceeds from shares issued	$415	$640	$25,277	$33,215	$4,889	$7,805
Proceeds from reinvestment of dividends	233	254	8,357	8,157	1,506	1,675
Cost of shares redeemed	(2,964)	(1,450)	(55,417)	(42,300)	(10,354)	(9,380)

Change in net assets from HC Strategic Shares of beneficial interest	(2,316)	(556)	(21,783)	(928)	(3,959)	100

HC Advisors Shares
Proceeds from shares issued	—	—	7	52	2	16
Cost of shares redeemed	—	—	(624)	(549)	(182)	(160)

Change in net assets from HC Advisors Shares of beneficial interest	—	—	(617)	(497)	(180)	(144)

Change in net assets from shares of beneficial interest	$(2,316)	$(556)	$(22,400)	$(1,425)	$(4,139)	$(44)

Change in net assets	(2,268)	(770)	(14,706)	(3,339)	(2,122)	(749)
Net Assets:
Beginning of period	20,933	21,703	422,408	425,747	77,677	78,426

End of period	$18,665	$20,933	$407,702	$422,408	$75,555	$77,677

Accumulated net investment income/(distributions in excess of net investment income)	$(9)	$(7)	$151	$238	$7	$5
Share Transactions:
HC Strategic Shares
Issued	42	64	2,485	3,277	467	750
Reinvested	23	25	823	806	144	161
Redeemed	(298)	(145)	(5,439)	(4,173)	(987)	(900)

Change in HC Strategic Shares	(233)	(56)	(2,131)	(90)	(376)	11

HC Advisors Shares
Issued	—	—	—	5	—	2
Redeemed	—	—	(61)	(54)	(17)	(16)

Change in HC Advisors Shares	—	—	(61)	(49)	(17)	(14)

Total change in shares	(233)	(56)	(2,192)	(139)	(393)	(3)

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Distributions to Shareholders:
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized/ Unrealized Gains/ (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders
The Value Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2016	$18.46	$0.41		$(0.02)	$0.39	$(0.41)	$(0.74)	$(1.15)
Year Ended June 30, 2015	17.88	0.36		0.58	0.94	(0.36)	—	(0.36)
Year Ended June 30, 2014	14.94	0.42		2.94	3.36	(0.42)	—	(0.42)
Year Ended June 30, 2013	12.22	0.38		2.69	3.07	(0.35)	—	(0.35)
Year Ended June 30, 2012	12.50	0.30		(0.28)	0.02	(0.30)	—	(0.30)
HC Advisors Shares
Year Ended June 30, 2016	$18.46	$0.44		$(0.06)	$0.38	$(0.41)	$(0.74)	$(1.15)
Year Ended June 30, 2015	17.88	0.36		0.58	0.94	(0.36)	—	(0.36)
Year Ended June 30, 2014	14.94	0.43		2.93	3.36	(0.42)	—	(0.42)
Year Ended June 30, 2013	12.22	0.35		2.72	3.07	(0.35)	—	(0.35)
Year Ended June 30, 2012	12.49	0.31		(0.28)	0.03	(0.30)	—	(0.30)
The Institutional Value Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2016	$13.49	$0.27		$(0.05)	$0.22	$(0.27)	$(1.45)	$(1.72)
Year Ended June 30, 2015	14.79	0.27		0.44	0.71	(0.28)	(1.73)	(2.01)
Year Ended June 30, 2014	14.60	0.36	(d)	2.66 (d)	3.02	(0.35)	(2.48)	(2.83)
Year Ended June 30, 2013	12.55	0.38		2.69	3.07	(0.37)	(0.65)	(1.02)
Year Ended June 30, 2012	12.96	0.13		(0.06)	0.07	(0.30)	(0.18)	(0.48)
HC Advisors Shares
Year Ended June 30, 2016	$13.50	$0.28		$(0.06)	$0.22	$(0.27)	$(1.45)	$(1.72)
Year Ended June 30, 2015	14.79	0.27		0.45	0.72	(0.28)	(1.73)	(2.01)
Year Ended June 30, 2014	14.60	0.36	(d)	2.66 (d)	3.02	(0.35)	(2.48)	(2.83)
Year Ended June 30, 2013	12.55	0.37		2.70	3.07	(0.37)	(0.65)	(1.02)
Year Ended June 30, 2012	12.97	0.14		(0.08)	0.06	(0.30)	(0.18)	(0.48)
The Growth Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2016	$22.37	$0.20		$1.03	$1.23	$(0.20)	$(4.62)	$(4.82)
Year Ended June 30, 2015	20.51	0.19		2.10	2.29	(0.19)	(0.24)	(0.43)
Year Ended June 30, 2014	16.95	0.21		3.56	3.77	(0.21)	—	(0.21)
Year Ended June 30, 2013	14.88	0.24		2.07	2.31	(0.24)	—	(0.24)
Year Ended June 30, 2012	13.87	0.15		1.01	1.16	(0.15)	—	(0.15)
HC Advisors Shares
Year Ended June 30, 2016	$22.35	$0.22		$1.01	$1.23	$(0.20)	$(4.62)	$(4.82)
Year Ended June 30, 2015	20.48	0.19		2.11	2.30	(0.19)	(0.24)	(0.43)
Year Ended June 30, 2014	16.93	0.21		3.55	3.76	(0.21)	—	(0.21)
Year Ended June 30, 2013	14.86	0.22		2.09	2.31	(0.24)	—	(0.24)
Year Ended June 30, 2012	13.85	0.15		1.01	1.16	(0.15)	—	(0.15)
The Institutional Growth Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2016	$17.14	$0.16		$0.85	$1.01	$(0.16)	$(3.19)	$(3.35)
Year Ended June 30, 2015	16.59	0.16		1.63	1.79	(0.15)	(1.09)	(1.24)
Year Ended June 30, 2014	15.00	0.18		3.01	3.19	(0.19)	(1.41)	(1.60)
Year Ended June 30, 2013	15.02	0.23		2.07	2.30	(0.23)	(2.09)	(2.32)
Year Ended June 30, 2012	14.10	0.16		0.97	1.13	(0.15)	(0.06)	(0.21)
HC Advisors Shares
Year Ended June 30, 2016	$17.15	$0.17		$0.83	$1.00	$(0.16)	$(3.19)	$(3.35)
Year Ended June 30, 2015	16.59	0.16		1.64	1.80	(0.15)	(1.09)	(1.24)
Year Ended June 30, 2014	15.00	0.19		3.00	3.19	(0.19)	(1.41)	(1.60)
Year Ended June 30, 2013	15.01	0.23		2.08	2.31	(0.23)	(2.09)	(2.32)
Year Ended June 30, 2012	14.10	0.16		0.96	1.12	(0.15)	(0.06)	(0.21)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Per share amounts are based on average shares outstanding.

See accompanying notes to financial statements.

			Ratios/Supplementary Data:
Net Asset Value, End of Period	Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Waivers(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)

$17.70	2.49%	$583,078	0.27%	0.26%	0.26%	2.35%	66.86%
18.46	5.27%	622,022	0.29%	0.28%	0.28%	1.95%	123.19%
17.88	22.69%	628,645	0.32%	0.31%	0.31%	2.44%	53.96%
14.94	25.46%	679,946	0.29%	0.27%	0.27%	2.73%	54.28%
12.22	0.23%	608,294	0.29%	0.26%	0.26%	2.59%	108.58%

$17.69	2.43%	$786	0.52%	0.26%	0.26%	2.38%	66.86%
18.46	5.27%	1,163	0.54%	0.28%	0.28%	1.94%	123.19%
17.88	22.69%	1,217	0.57%	0.31%	0.31%	2.43%	53.96%
14.94	25.46%	1,564	0.48%	0.27%	0.27%	2.74%	54.28%
12.22	0.32%	811	0.29%	0.26%	0.26%	2.58%	108.58%

$11.99	2.44%	$912,029	0.26%	0.25%	0.25%	2.24%	67.08%
13.49	5.05%	915,067	0.28%	0.27%	0.27%	1.95%	119.98%
14.79	22.82%	1,036,650	0.32%	0.31%	0.31%	2.45%	63.68%
14.60	25.76%	936,866	0.28%	0.26%	0.26%	2.76%	51.12%
12.55	0.78%	958,796	0.29%	0.26%	0.26%	2.58%	128.77%

$12.00	2.44%	$1,435	0.51%	0.25%	0.25%	2.25%	67.08%
13.50	5.12%	1,613	0.53%	0.27%	0.27%	1.96%	119.98%
14.79	22.82%	1,434	0.57%	0.31%	0.31%	2.45%	63.68%
14.60	25.76%	2,098	0.46%	0.26%	0.26%	2.76%	51.12%
12.55	0.70%	1,658	0.29%	0.26%	0.26%	2.58%	128.77%

$18.78	5.88%	$763,770	0.29%	0.29%	0.29%	0.99%	38.90%
22.37	11.27%	872,004	0.30%	0.30%	0.30%	0.88%	57.33%
20.51	22.33%	839,813	0.28%	0.28%	0.28%	1.09%	30.28%
16.95	15.62%	736,260	0.27%	0.27%	0.27%	1.47%	23.77%
14.88	8.49%	731,586	0.31%	0.31%	0.31%	1.11%	64.59%

$18.76	5.89%	$1,085	0.54%	0.29%	0.29%	1.00%	38.90%
22.35	11.34%	1,623	0.55%	0.30%	0.30%	0.88%	57.33%
20.48	22.29%	1,690	0.53%	0.28%	0.28%	1.09%	30.28%
16.93	15.64%	1,530	0.46%	0.27%	0.27%	1.49%	23.77%
14.86	8.50%	928	0.31%	0.31%	0.31%	1.10%	64.59%

$14.80	6.36%	$1,282,473	0.27%	0.27%	0.27%	1.05%	37.43%
17.14	11.14%	1,317,132	0.29%	0.28%	0.28%	0.93%	96.81%
16.59	22.19%	1,442,721	0.26%	0.26%	0.26%	1.15%	48.43%
15.00	17.08%	1,142,874	0.26%	0.26%	0.26%	1.53%	39.54%
15.02	8.20%	1,090,547	0.32%	0.32%	0.32%	1.18%	83.80%

$14.80	6.30%	$1,931	0.52%	0.27%	0.27%	1.05%	37.43%
17.15	11.20%	2,187	0.54%	0.28%	0.28%	0.93%	96.81%
16.59	22.19%	1,935	0.51%	0.26%	0.26%	1.16%	48.43%
15.00	17.15%	1,842	0.44%	0.26%	0.26%	1.54%	39.54%
15.01	8.13%	1,828	0.32%	0.32%	0.32%	1.19%	83.80%

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:			Distributions to Shareholders:
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized/ Unrealized Gains/ (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Tax Return of Capital
The Small Capitalization-Mid Capitalization Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2016	$22.68	$0.02	$(1.65)	$(1.63)	$(0.01)	$—	$—	(e)
Year Ended June 30, 2015	21.22	(0.01)	1.48	1.47	(0.01)	—	—
Year Ended June 30, 2014	17.12	0.06	4.11	4.17	(0.07)	—	—
Year Ended June 30, 2013	13.68	0.15	3.43	3.58	(0.14)	—	—
Year Ended June 30, 2012	14.04	0.07	(0.36)	(0.29)	(0.07)	—	—
HC Advisors Shares
Year Ended June 30, 2016	$22.66	$0.01	$(1.64)	$(1.63)	$(0.01)	$—	$—	(e)
Year Ended June 30, 2015	21.20	(0.01)	1.48	1.47	(0.01)	—	—
Year Ended June 30, 2014	17.10	0.06	4.11	4.17	(0.07)	—	—
Year Ended June 30, 2013	13.66	0.14	3.44	3.58	(0.14)	—	—
Year Ended June 30, 2012	14.03	0.07	(0.37)	(0.30)	(0.07)	—	—
The Institutional Small Capitalization-Mid Capitalization Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2016	$16.61	$0.03	$(1.15)	$(1.12)	$— (e)	$(0.90)	$(0.02)
Year Ended June 30, 2015	17.19	0.01	1.14	1.15	(0.01)	(1.72)	—
Year Ended June 30, 2014	17.09	0.03	3.28	3.31	(0.03)	(3.18)	—
Year Ended June 30, 2013	13.52	0.09	3.58	3.67	(0.10)	—	—
Year Ended June 30, 2012	13.90	0.04	(0.38)	(0.34)	(0.04)	—	—
HC Advisors Shares
Year Ended June 30, 2016	$16.61	$0.03	$(1.15)	$(1.12)	$— (e)	$(0.90)	$(0.02)
Year Ended June 30, 2015	17.19	0.01	1.14	1.15	(0.01)	(1.72)	—
Year Ended June 30, 2014	17.09	0.03	3.28	3.31	(0.03)	(3.18)	—
Year Ended June 30, 2013	13.52	0.09	3.58	3.67	(0.10)	—	—
Year Ended June 30, 2012	13.90	0.04	(0.38)	(0.34)	(0.04)	—	—
The Real Estate Securities Portfolio
HC Strategic Shares
Year Ended June 30, 2016	$3.24	$0.05	$0.52	$0.57	$(0.04)	$(0.38)	$—
Year Ended June 30, 2015	3.20	0.04	0.21	0.25	(0.05)	(0.16)	—
Year Ended June 30, 2014(d)	2.76	0.05	0.41	0.46	(0.02)	— (e)	—
Year Ended June 30, 2013(f)	11.16	0.09	0.94	1.03	(0.11)	(6.65)	—	(e)
Year Ended June 30, 2012	17.60	0.13	0.63	0.76	(0.20)	(7.00)	—

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	For the period September 12, 2013 (commencement of operations) through June 30, 2014.
(e)	Amount rounds to less than $0.005 per share.
(f)

Represents the last traded net asset value per share on June 30, 2013. As of the close of business on June 30, 2013, the Real Estate Securities Portfolio had no assets and no shareholders and was closed to new investors.

See accompanying notes to financial statements.

Distributions to Shareholders:				Ratios/Supplementary Data:
Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Waivers(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)

$(0.01)	$21.04	(7.17)%	$98,325	0.79%	0.76%	0.76%	0.09%	48.89%
(0.01)	22.68	6.91%	114,754	0.83%	0.82%	0.82%	(0.06)%	67.34%
(0.07)	21.22	24.38%	113,698	0.61%	0.60%	0.60%	0.32%	41.18%
(0.14)	17.12	26.34%	112,700	0.56%	0.56%	0.56%	0.99%	34.45%
(0.07)	13.68	(2.06)%	125,014	0.63%	0.63%	0.63%	0.52%	57.28%

$(0.01)	$21.02	(7.18)%	$131	1.04%	0.76%	0.76%	0.08%	48.89%
(0.01)	22.66	6.92%	195	1.08%	0.82%	0.82%	(0.06)%	67.34%
(0.07)	21.20	24.41%	207	0.86%	0.60%	0.60%	0.32%	41.18%
(0.14)	17.10	26.38%	191	0.75%	0.56%	0.56%	1.02%	34.45%
(0.07)	13.66	(2.13)%	162	0.63%	0.63%	0.63%	0.52%	57.28%

$(0.92)	$14.57	(6.69)%	$192,253	0.72%	0.69%	0.69%	0.17%	52.38%
(1.73)	16.61	7.43%	200,423	0.81%	0.80%	0.80%	0.03%	83.94%
(3.21)	17.19	20.85%	182,460	0.70%	0.70%	0.70%	0.21%	67.75%
(0.10)	17.09	27.29%	177,162	0.70%	0.69%	0.69%	0.68%	58.43%
(0.04)	13.52	(2.45)%	196,911	0.78%	0.76%	0.76%	0.29%	81.04%

$(0.92)	$14.57	(6.69)%	$235	0.97%	0.69%	0.69%	0.16%	52.38%
(1.73)	16.61	7.43%	265	1.06%	0.80%	0.80%	0.03%	83.94%
(3.21)	17.19	20.85%	239	0.95%	0.70%	0.70%	0.22%	67.75%
(0.10)	17.09	27.29%	243	0.88%	0.69%	0.69%	0.67%	58.43%
(0.04)	13.52	(2.45)%	276	0.78%	0.76%	0.76%	0.29%	81.04%

$(0.42)	$3.39	18.81%	$151,512	0.77%	0.77%	0.77%	1.44%	51.03%
(0.21)	3.24	7.44%	132,758	0.79%	0.79%	0.79%	1.22%	60.49%
(0.02)	3.20	17.00%	171,583	0.79%	0.78%	0.78%	1.94%	52.49%
(6.76)	5.43	13.28%	—	0.88%	0.88%	0.88%	0.98%	53.50%
(7.20)	11.16	12.29%	77,739	0.82%	0.82%	0.82%	1.00%	70.31%

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:			Distributions to Shareholders:
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized/ Unrealized Gains/ (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders
The Commodity Returns Strategy Portfolio(d)
HC Strategic Shares
Year Ended June 30, 2016	$8.80	$0.14	$(0.94)	$(0.80)	$(0.13)	$—	$(0.13)
Year Ended June 30, 2015	11.64	0.13	(2.79)	(2.66)	(0.14)	(0.04)	(0.18)
Year Ended June 30, 2014	9.82	0.09	1.83	1.92	(0.10)	—	(0.10)
Year Ended June 30, 2013	10.01	0.12	(0.20)	(0.08)	(0.11)	—	(0.11)
Year Ended June 30, 2012	12.62	0.07	(2.46)	(2.39)	(0.06)	(0.16)	(0.22)
HC Advisors Shares
Year Ended June 30, 2016	$8.80	$0.14	$(0.95)	$(0.81)	$(0.13)	$—	$(0.13)
Year Ended June 30, 2015	11.63	0.13	(2.78)	(2.65)	(0.14)	(0.04)	(0.18)
Year Ended June 30, 2014	9.81	0.08	1.84	1.92	(0.10)	—	(0.10)
Year Ended June 30, 2013	10.01	0.12	(0.21)	(0.09)	(0.11)	—	(0.11)
Year Ended June 30, 2012	12.62	0.08	(2.47)	(2.39)	(0.06)	(0.16)	(0.22)
The ESG Growth Portfolio
HC Strategic Shares
Period Ended June 30, 2016(e)	$10.00	$0.24	$(0.65)	$(0.41)	$(0.23)	$(0.02)	$(0.25)
HC Advisors Shares
Period Ended June 30, 2016(e)	$10.00	$0.24	$(0.65)	$(0.41)	$(0.23)	$(0.02)	$(0.25)
The Catholic SRI Growth Portfolio
HC Strategic Shares
Period Ended June 30, 2016(f)	$10.00	$0.19	$0.74	$0.93	$(0.18)	$—	$(0.18)
HC Advisors Shares
Period Ended June 30, 2016(f)	$10.00	$0.19	$0.75	$0.94	$(0.18)	$—	$(0.18)
The International Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2016	$11.18	$0.28	$(1.40)	$(1.12)	$(0.27)	$(0.79)	$(1.06)
Year Ended June 30, 2015	13.56	0.30	(0.96)	(0.66)	(0.34)	(1.38)	(1.72)
Year Ended June 30, 2014	11.35	0.43	2.25	2.68	(0.43)	(0.04)	(0.47)
Year Ended June 30, 2013	9.74	0.32	1.61	1.93	(0.32)	—	(0.32)
Year Ended June 30, 2012	10.98	0.24	(1.25)	(1.01)	(0.23)	—	(0.23)
HC Advisors Shares
Year Ended June 30, 2016	$11.18	$0.28	$(1.40)	$(1.12)	$(0.27)	$(0.79)	$(1.06)
Year Ended June 30, 2015	13.56	0.30	(0.96)	(0.66)	(0.34)	(1.38)	(1.72)
Year Ended June 30, 2014	11.36	0.43	2.24	2.67	(0.43)	(0.04)	(0.47)
Year Ended June 30, 2013	9.75	0.31	1.62	1.93	(0.32)	—	(0.32)
Year Ended June 30, 2012	10.99	0.24	(1.25)	(1.01)	(0.23)	—	(0.23)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Statement has been consolidated. Please see Note 2O in the Notes to Financial Statements for basis of consolidation.
(e)	For the period July 14, 2015 (commencement of operations) through June 30, 2016.
(f)	For the period January 12, 2016 (commencement of operations) through June 30, 2016.

See accompanying notes to financial statements.

			Ratios/Supplementary Data:
Net Asset Value, End of Period	Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Waivers(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)

$7.87	(9.01)%	$1,111,071	0.44%	0.44%	0.44%	1.89%	130.01%
8.80	(22.91)%	1,193,003	0.63%	0.63%	0.63%	1.40%	63.29%
11.64	19.64%	1,174,593	0.66%	0.66%	0.66%	0.87%	61.70%
9.82	(0.85)%	906,350	0.64%	0.64%	0.64%	1.18%	34.75%
10.01	(18.95)%	686,912	0.73%	0.73%	0.73%	0.83%	83.66%

$7.86	(9.12)%	$1,351	0.69%	0.44%	0.44%	1.86%	130.01%
8.80	(22.84)%	1,635	0.88%	0.63%	0.63%	1.37%	63.29%
11.63	19.66%	1,621	0.91%	0.66%	0.66%	0.81%	61.70%
9.81	(0.95)%	1,151	0.82%	0.64%	0.64%	1.20%	34.75%
10.01	(18.95)%	902	0.73%	0.73%	0.73%	0.84%	83.66%

$9.34	(4.16)%	$121,325	0.42%	0.42%	0.42%	2.76%	35.90%

$9.34	(4.16)%	$1	0.67%	0.42%	0.42%	2.76%	35.90%

$10.75	8.81%	$20,324	0.84%	0.31%	0.31%	3.88%	25.63%

$10.76	8.91%	$1	1.09%	0.31%	0.31%	3.88%	25.63%

$9.00	(10.15)%	$1,165,041	0.38%	0.37%	0.37%	2.75%	42.41%
11.18	(4.50)%	1,522,384	0.38%	0.38%	0.38%	2.61%	48.85%
13.56	23.72%	1,613,553	0.42%	0.42%	0.42%	3.26%	55.23%
11.35	19.76%	1,385,888	0.41%	0.41%	0.41%	2.91%	46.29%
9.74	(9.13)%	1,190,531	0.54%	0.54%	0.54%	2.58%	68.87%

$9.00	(10.16)%	$1,986	0.63%	0.37%	0.37%	2.64%	42.41%
11.18	(4.50)%	3,032	0.63%	0.38%	0.38%	2.59%	48.85%
13.56	23.61%	3,136	0.67%	0.42%	0.42%	3.24%	55.23%
11.36	19.74%	2,732	0.61%	0.41%	0.41%	3.07%	46.29%
9.75	(9.12)%	1,581	0.54%	0.54%	0.54%	2.62%	68.87%

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:			Distributions to Shareholders:
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized/ Unrealized Gains/ (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders
The Institutional International Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2016	$10.58	$0.28	$(1.28)	$(1.00)	$(0.27)	$(0.44)	$(0.71)
Year Ended June 30, 2015	12.58	0.29	(0.89)	(0.60)	(0.32)	(1.08)	(1.40)
Year Ended June 30, 2014	10.87	0.40	2.17	2.57	(0.40)	(0.46)	(0.86)
Year Ended June 30, 2013	9.38	0.30	1.56	1.86	(0.30)	(0.07)	(0.37)
Year Ended June 30, 2012	10.97	0.22	(1.29)	(1.07)	(0.21)	(0.31)	(0.52)
HC Advisors Shares
Year Ended June 30, 2016	$10.57	$0.28	$(1.28)	$(1.00)	$(0.27)	$(0.44)	$(0.71)
Year Ended June 30, 2015	12.57	0.30	(0.90)	(0.60)	(0.32)	(1.08)	(1.40)
Year Ended June 30, 2014	10.87	0.41	2.15	2.56	(0.40)	(0.46)	(0.86)
Year Ended June 30, 2013	9.37	0.31	1.56	1.87	(0.30)	(0.07)	(0.37)
Year Ended June 30, 2012	10.96	0.23	(1.30)	(1.07)	(0.21)	(0.31)	(0.52)
The Emerging Markets Portfolio
HC Strategic Shares
Year Ended June 30, 2016	$17.58	$0.37	$(2.44)	$(2.07)	$(0.36)	$—	$(0.36)
Year Ended June 30, 2015	20.01	0.40	(2.11)	(1.71)	(0.41)	(0.31)	(0.72)
Year Ended June 30, 2014	17.51	0.35	2.51	2.86	(0.36)	—	(0.36)
Year Ended June 30, 2013	17.79	0.34	(0.36)	(0.02)	(0.26)	—	(0.26)
Year Ended June 30, 2012	22.42	0.18	(4.20)	(4.02)	(0.17)	(0.44)	(0.61)
HC Advisors Shares
Year Ended June 30, 2016	$17.57	$0.39	$(2.45)	$(2.06)	$(0.36)	$—	$(0.36)
Year Ended June 30, 2015	20.00	0.42	(2.13)	(1.71)	(0.41)	(0.31)	(0.72)
Year Ended June 30, 2014	17.51	0.35	2.50	2.85	(0.36)	—	(0.36)
Year Ended June 30, 2013	17.79	0.36	(0.38)	(0.02)	(0.26)	—	(0.26)
Year Ended June 30, 2012	22.42	0.19	(4.21)	(4.02)	(0.17)	(0.44)	(0.61)
The Core Fixed Income Portfolio
HC Strategic Shares
Year Ended June 30, 2016	$9.78	$0.21	$0.35	$0.56	$(0.24)	$(0.09)	$(0.33)
Year Ended June 30, 2015	9.89	0.19	(0.07)	0.12	(0.22)	(0.01)	(0.23)
Year Ended June 30, 2014	9.73	0.22	0.24	0.46	(0.25)	(0.05)	(0.30)
Year Ended June 30, 2013	10.27	0.21	(0.30)	(0.09)	(0.26)	(0.19)	(0.45)
Year Ended June 30, 2012	10.14	0.24	0.53	0.77	(0.25)	(0.39)	(0.64)
HC Advisors Shares
Year Ended June 30, 2016	$9.77	$0.21	$0.36	$0.57	$(0.24)	$(0.09)	$(0.33)
Year Ended June 30, 2015	9.88	0.19	(0.07)	0.12	(0.22)	(0.01)	(0.23)
Year Ended June 30, 2014	9.73	0.21	0.24	0.45	(0.25)	(0.05)	(0.30)
Year Ended June 30, 2013	10.26	0.21	(0.29)	(0.08)	(0.26)	(0.19)	(0.45)
Year Ended June 30, 2012	10.13	0.24	0.53	0.77	(0.25)	(0.39)	(0.64)
The Fixed Income Opportunity Portfolio
HC Strategic Shares
Year Ended June 30, 2016	$7.08	$0.37	$(0.43)	$(0.06)	$(0.38)	$(0.02)	$(0.40)
Year Ended June 30, 2015	7.65	0.38	(0.39)	(0.01)	(0.39)	(0.17)	(0.56)
Year Ended June 30, 2014	7.41	0.43	0.37	0.80	(0.43)	(0.13)	(0.56)
Year Ended June 30, 2013	7.22	0.47	0.19	0.66	(0.47)	—	(0.47)
Year Ended June 30, 2012	7.39	0.52	(0.16)	0.36	(0.53)	—	(0.53)
HC Advisors Shares
Year Ended June 30, 2016	$7.08	$0.38	$(0.44)	$(0.06)	$(0.38)	$(0.02)	$(0.40)
Year Ended June 30, 2015	7.65	0.38	(0.39)	(0.01)	(0.39)	(0.17)	(0.56)
Year Ended June 30, 2014	7.40	0.41	0.40	0.81	(0.43)	(0.13)	(0.56)
Year Ended June 30, 2013	7.22	0.47	0.18	0.65	(0.47)	—	(0.47)
Year Ended June 30, 2012	7.39	0.53	(0.17)	0.36	(0.53)	—	(0.53)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Portfolio turnover does not include TBA security transactions.

See accompanying notes to financial statements.

			Ratios/Supplementary Data:
Net Asset Value, End of Period	Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Waivers(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)

$8.87	(9.54)%	$2,586,742	0.36%	0.36%	0.36%	3.00%	43.96%
10.58	(4.38)%	2,869,985	0.36%	0.36%	0.36%	2.69%	52.55%
12.58	24.16%	3,001,838	0.40%	0.40%	0.40%	3.35%	64.38%
10.87	19.86%	2,431,816	0.42%	0.42%	0.42%	2.93%	47.98%
9.38	(9.40)%	1,990,173	0.55%	0.55%	0.55%	2.59%	68.64%

$8.86	(9.56)%	$3,554	0.61%	0.36%	0.36%	2.98%	43.96%
10.57	(4.38)%	4,108	0.61%	0.36%	0.36%	2.81%	52.55%
12.57	24.07%	3,598	0.65%	0.40%	0.40%	3.27%	64.38%
10.87	19.99%	3,385	0.63%	0.42%	0.42%	2.89%	47.98%
9.37	(9.41)%	3,148	0.55%	0.55%	0.55%	2.68%	68.64%

$15.15	(11.66)%	$1,833,571	0.57%	0.57%	0.57%	2.82%	40.02%
17.58	(8.48)%	1,893,047	0.59%	0.59%	0.59%	2.32%	85.72%
20.01	16.48%	1,813,476	0.73%	0.73%	0.73%	2.26%	75.84%
17.51	(0.28)%	1,079,208	0.77%	0.77%	0.77%	2.27%	63.21%
17.79	(17.81)%	719,013	0.98%	0.98%	0.98%	1.68%	52.27%

$15.15	(11.61)%	$2,349	0.82%	0.57%	0.57%	2.69%	40.02%
17.57	(8.49)%	3,017	0.84%	0.59%	0.59%	2.34%	85.72%
20.00	16.42%	2,861	0.98%	0.73%	0.73%	2.25%	75.84%
17.51	(0.28)%	1,778	0.95%	0.77%	0.77%	2.24%	63.21%
17.79	(17.81)%	1,350	0.98%	0.98%	0.98%	1.68%	52.27%

$10.01	5.87%	$86,767	0.27%	0.27%	0.27%	2.11%	58.47%	(d)
9.78	1.16%	96,952	0.27%	0.27%	0.27%	1.90%	89.60%	(d)
9.89	4.78%	99,718	0.25%	0.25%	0.25%	2.22%	75.17%	(d)
9.73	(1.02)%	93,015	0.27%	0.26%	0.26%	2.09%	53.26%	(d)
10.27	7.75%	94,895	0.30%	0.30%	0.30%	2.34%	64.20%	(d)

$10.01	5.98%	$2,625	0.52%	0.27%	0.27%	2.11%	58.47%	(d)
9.77	1.16%	2,796	0.52%	0.27%	0.27%	1.90%	89.60%	(d)
9.88	4.68%	2,730	0.50%	0.25%	0.25%	2.22%	75.17%	(d)
9.73	(0.92)%	2,341	0.45%	0.26%	0.26%	2.08%	53.26%	(d)
10.26	7.76%	2,232	0.30%	0.30%	0.30%	2.36%	64.20%	(d)

$6.62	(0.61)%	$784,435	0.39%	0.39%	0.39%	5.57%	66.76%	(d)
7.08	0.06%	810,466	0.32%	0.32%	0.32%	5.27%	55.80%
7.65	11.23%	804,070	0.30%	0.30%	0.30%	5.52%	82.94%
7.41	9.17%	752,140	0.43%	0.43%	0.43%	6.33%	74.84%
7.22	5.27%	585,953	0.53%	0.53%	0.53%	7.30%	104.25%

$6.62	(0.60)%	$1,012	0.64%	0.39%	0.39%	5.58%	66.76%	(d)
7.08	0.07%	1,094	0.57%	0.32%	0.32%	5.27%	55.80%
7.65	11.39%	1,050	0.55%	0.30%	0.30%	5.52%	82.94%
7.40	9.03%	914	0.64%	0.43%	0.43%	6.33%	74.84%
7.22	5.27%	753	0.53%	0.53%	0.53%	7.33%	104.25%

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:			Distributions to Shareholders:
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized/ Unrealized Gains/ (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Tax Return of Capital
The U.S. Government Fixed Income Securities Portfolio
HC Strategic Shares
Year Ended June 30, 2016	$10.02	$0.14	$0.38	$0.52	$(0.14)	$(0.10)	$—
Year Ended June 30, 2015	9.94	0.12	0.08	0.20	(0.12)	—	—
Year Ended June 30, 2014	9.91	0.12	0.07	0.19	(0.13)	(0.03)	—
Year Ended June 30, 2013	10.48	0.12	(0.30)	(0.18)	(0.12)	(0.27)	—
Year Ended June 30, 2012	10.01	0.15	0.66	0.81	(0.15)	(0.19)	—
The Inflation Protected Securities Portfolio
HC Strategic Shares
Year Ended June 30, 2016	$10.02	$0.11	$0.29	$0.40	$(0.02)	$—	$—
Year Ended June 30, 2015	10.25	(0.03)	(0.14)	(0.17)	(0.03)	(0.01)	(0.02)
Period Ended June 30, 2014(d)	10.00	0.11	0.24	0.35	(0.10)	—	—
HC Advisors Shares
Year Ended June 30, 2016	$10.01	$0.11	$0.29	$0.40	$(0.02)	$—	$—
Year Ended June 30, 2015	10.26	(0.04)	(0.15)	(0.19)	(0.05)	(0.01)	—
Period Ended June 30, 2014(d)	10.00	0.12	0.24	0.36	(0.10)	—	—
The U.S. Corporate Fixed Income Securities Portfolio
HC Strategic Shares
Year Ended June 30, 2016	$9.88	$0.27	$0.48	$0.75	$(0.27)	$(0.20)	$—
Year Ended June 30, 2015	10.24	0.27	(0.27)	—	(0.27)	(0.09)	—
Year Ended June 30, 2014	9.97	0.31	0.44	0.75	(0.32)	(0.16)	—
Year Ended June 30, 2013	10.59	0.35	(0.35)	— (e)	(0.34)	(0.28)	—
Year Ended June 30, 2012	9.96	0.26	0.81	1.07	(0.35)	(0.09)	—
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio
HC Strategic Shares
Year Ended June 30, 2016	$9.81	$0.21	$0.14	$0.35	$(0.28)	$—	$—
Year Ended June 30, 2015	9.87	0.19	—	0.19	(0.25)	—	—
Year Ended June 30, 2014	9.78	0.21	0.18	0.39	(0.30)	—	—
Year Ended June 30, 2013	10.22	0.20	(0.30)	(0.10)	(0.34)	—	—
Year Ended June 30, 2012	10.13	0.25	0.24	0.49	(0.36)	(0.04)	—
The Short-Term Municipal Bond Portfolio
HC Strategic Shares
Year Ended June 30, 2016	$9.94	$0.12	$0.02	$0.14	$(0.12)	$— (f)	$—
Year Ended June 30, 2015	10.04	0.12	(0.10)	0.02	(0.12)	—	—
Year Ended June 30, 2014	10.05	0.12	0.01	0.13	(0.12)	(0.02)	—
Year Ended June 30, 2013	10.26	0.13	(0.11)	0.02	(0.13)	(0.10)	—
Year Ended June 30, 2012	10.24	0.20	0.04	0.24	(0.20)	(0.02)	—

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	For the period April 3, 2014 (commencement of operations) through June 30, 2014.
(e)	Portfolio turnover does not include TBA security transactions.
(f)	Amount rounds to less than $0.005 per share.

See accompanying notes to financial statements.

Distributions to Shareholders:				Ratios/Supplementary Data:
Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Waivers(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)

$(0.24)	$10.30	5.26%	$241,795	0.17%	0.17%	0.17%	1.38%	50.10%
(0.12)	10.02	2.03%	262,998	0.17%	0.17%	0.17%	1.21%	99.54%
(0.16)	9.94	1.91%	246,914	0.18%	0.18%	0.18%	1.29%	62.52%
(0.39)	9.91	(1.75)%	265,390	0.18%	0.18%	0.18%	1.21%	41.62%
(0.34)	10.48	8.10%	250,150	0.25%	0.25%	0.25%	1.40%	89.01%

$(0.02)	$10.40	3.99%	$493,152	0.15%	0.15%	0.15%	1.11%	20.88%
(0.06)	10.02	(1.72)%	510,176	0.18%	0.18%	0.18%	(0.25)%	27.12%
(0.10)	10.25	3.50%	526,458	0.15%	0.15%	0.15%	4.55%	18.56%

$(0.02)	$10.39	4.00%	$1	0.40%	0.15%	0.15%	1.09%	20.88%
(0.06)	10.01	(1.91)%	1	0.43%	0.18%	0.18%	(0.25)%	27.12%
(0.10)	10.26	3.60%	1	0.40%	0.15%	0.15%	4.58%	18.56%

$(0.47)	$10.16	7.92%	$289,331	0.19%	0.19%	0.19%	2.84%	64.20%
(0.36)	9.88	(0.01)%	223,329	0.28%	0.28%	0.28%	2.60%	158.19%
(0.48)	10.24	7.76%	257,604	0.33%	0.33%	0.33%	3.16%	130.81%
(0.62)	9.97	(0.24)%	220,054	0.33%	0.33%	0.33%	3.26%	52.16%
(0.44)	10.59	10.87%	207,893	0.35%	0.35%	0.35%	3.33%	56.04%

$(0.28)	$9.88	3.67%	$208,969	0.19%	0.19%	0.19%	2.12%	15.24%	(e)
(0.25)	9.81	1.97%	252,028	0.17%	0.17%	0.17%	1.91%	29.92%	(e)
(0.30)	9.87	4.04%	250,632	0.17%	0.17%	0.17%	2.12%	26.46%	(e)
(0.34)	9.78	(1.05)%	253,548	0.23%	0.23%	0.23%	1.84%	34.20%	(e)
(0.40)	10.22	4.95%	237,857	0.30%	0.30%	0.30%	2.49%	28.67%	(e)

$(0.12)	$9.96	1.37%	$18,665	0.31%	0.31%	0.31%	1.13%	38.47%
(0.12)	9.94	0.19%	20,933	0.31%	0.31%	0.31%	1.18%	26.24%
(0.14)	10.04	1.26%	21,703	0.29%	0.29%	0.29%	1.16%	25.15%
(0.23)	10.05	0.21%	22,608	0.27%	0.27%	0.27%	1.27%	5.92%
(0.22)	10.26	2.33%	25,718	0.27%	0.27%	0.27%	1.88%	22.24%

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (concluded)

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:			Distributions to Shareholders:
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized/ Unrealized Gains/ (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Tax Return of Capital
The Intermediate Term Municipal Bond Portfolio
HC Strategic Shares
Year Ended June 30, 2016	$10.06	$0.21	$0.19	$0.40	$(0.21)	$—	$—
Year Ended June 30, 2015	10.11	0.21	(0.05)	0.16	(0.21)	—	—
Year Ended June 30, 2014	9.96	0.25	0.15	0.40	(0.25)	—	—
Year Ended June 30, 2013	10.10	0.28	(0.14)	0.14	(0.28)	—	—
Year Ended June 30, 2012	9.64	0.33	0.46	0.79	(0.33)	—	—
HC Advisors Shares
Year Ended June 30, 2016	$10.06	$0.21	$0.19	$0.40	$(0.21)	$—	$—
Year Ended June 30, 2015	10.11	0.21	(0.05)	0.16	(0.21)	—	—
Year Ended June 30, 2014	9.96	0.25	0.15	0.40	(0.25)	—	—
Year Ended June 30, 2013	10.10	0.26	(0.12)	0.14	(0.28)	—	—
Year Ended June 30, 2012	9.64	0.33	0.46	0.79	(0.33)	—	—
The Intermediate Term Municipal Bond II Portfolio
HC Strategic Shares
Year Ended June 30, 2016	$10.31	$0.21	$0.27	$0.48	$(0.21)	$— (d)	$—
Year Ended June 30, 2015	10.41	0.19	(0.06)	0.13	(0.19)	(0.04)	—
Year Ended June 30, 2014	10.28	0.22	0.16	0.38	(0.22)	(0.03)	—
Year Ended June 30, 2013	10.56	0.22	(0.25)	(0.03)	(0.22)	(0.03)	—
Year Ended June 30, 2012	10.10	0.23	0.47	0.70	(0.23)	(0.01)	—
HC Advisors Shares
Year Ended June 30, 2016	$10.31	$0.21	$0.28	$0.49	$(0.21)	$— (d)	$—
Year Ended June 30, 2015	10.41	0.19	(0.06)	0.13	(0.19)	(0.04)	—
Year Ended June 30, 2014	10.29	0.22	0.15	0.37	(0.22)	(0.03)	—
Year Ended June 30, 2013	10.56	0.22	(0.24)	(0.02)	(0.22)	(0.03)	—
Year Ended June 30, 2012	10.10	0.23	0.47	0.70	(0.23)	(0.01)	—

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Amount rounds to less than $0.005 per share.

See accompanying notes to financial statements.

Distributions to Shareholders:				Ratios/Supplementary Data:
Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Waivers(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)

$(0.21)	$10.25	4.05%	$406,302	0.26%	0.26%	0.26%	2.08%	30.35%
(0.21)	10.06	1.54%	420,423	0.24%	0.24%	0.24%	2.03%	25.67%
(0.25)	10.11	4.10%	423,257	0.29%	0.29%	0.29%	2.49%	34.05%
(0.28)	9.96	1.39%	419,846	0.29%	0.29%	0.29%	2.74%	59.43%
(0.33)	10.10	8.29%	442,365	0.31%	0.31%	0.31%	3.24%	16.99%

$(0.21)	$10.25	4.05%	$1,400	0.51%	0.26%	0.26%	2.08%	30.35%
(0.21)	10.06	1.54%	1,985	0.49%	0.24%	0.24%	2.03%	25.67%
(0.25)	10.11	4.10%	2,490	0.54%	0.29%	0.29%	2.48%	34.05%
(0.28)	9.96	1.39%	1,840	0.48%	0.29%	0.29%	2.70%	59.43%
(0.33)	10.10	8.29%	1,056	0.31%	0.31%	0.31%	3.24%	16.99%

$(0.21)	$10.58	4.77%	$75,147	0.25%	0.25%	0.25%	2.03%	11.22%
(0.23)	10.31	1.31%	77,102	0.25%	0.25%	0.25%	1.85%	21.51%
(0.25)	10.41	3.76%	77,702	0.25%	0.25%	0.25%	2.12%	17.84%
(0.25)	10.28	(0.37)%	73,472	0.25%	0.25%	0.25%	2.06%	3.76%
(0.24)	10.56	6.97%	72,377	0.25%	0.25%	0.25%	2.17%	12.31%

$(0.21)	$10.59	4.87%	$408	0.50%	0.25%	0.25%	2.02%	11.22%
(0.23)	10.31	1.31%	575	0.50%	0.25%	0.25%	1.85%	21.51%
(0.25)	10.41	3.66%	724	0.50%	0.25%	0.25%	2.11%	17.84%
(0.25)	10.29	(0.27)%	463	0.44%	0.25%	0.25%	2.06%	3.76%
(0.24)	10.56	6.97%	277	0.25%	0.25%	0.25%	2.24%	12.31%

See accompanying notes to financial statements.

HC CAPITAL TRUST

Notes to Financial Statements — June 30, 2016

1.    DESCRIPTION.    HC Capital Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management series investment company. The Trust is a Delaware statutory trust which was organized on December 15, 1994. As of June 30, 2016, the Trust offered twenty-two separate investment portfolios: The Value Equity Portfolio (“Value Portfolio”), The Institutional Value Equity Portfolio (“Institutional Value Portfolio”), The Growth Equity Portfolio (“Growth Portfolio”), The Institutional Growth Equity Portfolio (“Institutional Growth Portfolio”), The Small Capitalization-Mid Capitalization Equity Portfolio (“Small Cap-Mid Cap Portfolio”), The Institutional Small Capitalization-Mid Capitalization Equity Portfolio (“Institutional Small Cap-Mid Cap Portfolio”), The Real Estate Securities Portfolio (“Real Estate Portfolio”), The Commodity Returns Strategy Portfolio (“Commodity Portfolio”), The ESG Growth Portfolio (“ESG Growth Portfolio”), The Catholic SRI Growth Portfolio (“Catholic SRI Growth Portfolio”), The International Equity Portfolio (“International Portfolio”), The Institutional International Equity Portfolio (“Institutional International Portfolio”), The Emerging Markets Portfolio (“Emerging Markets Portfolio”), The Core Fixed Income Portfolio (“Core Fixed Income Portfolio”), The Fixed Income Opportunity Portfolio (“Fixed Opportunity Portfolio”), The U.S. Government Fixed Income Securities Portfolio (“U.S. Government Fixed Income Portfolio”), The Inflation Protected Securities Portfolio (“Inflation Protected Portfolio”), The U.S. Corporate Fixed Income Securities Portfolio (“U.S. Corporate Fixed Income Portfolio”), The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio (“U.S. Mortgage/Asset Backed Fixed Income Portfolio”), The Short-Term Municipal Bond Portfolio (“Short-Term Municipal Portfolio”), The Intermediate Term Municipal Bond Portfolio (“Intermediate Municipal Portfolio”), and The Intermediate Term Municipal Bond II Portfolio (“Intermediate Municipal II Portfolio) (each a “Portfolio” and collectively the “Portfolios”).

The ESG Growth Portfolio commenced operations on July 14, 2015. The Catholic SRI Growth Portfolio commenced operations on January 12, 2016.

Each Portfolio is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 each in two classes of shares: HC Advisors Shares and HC Strategic Shares. As of June 30, 2016, the HC Advisors Shares for U.S. Government Fixed Income Portfolio, U.S. Corporate Fixed Income Portfolio, U.S. Mortgage/Asset Backed Fixed Income Portfolio, and Short-Term Municipal Portfolio had not yet commenced operations and was currently not active for Real Estate Portfolio. Each class of shares for each of the Portfolios has identical rights and privileges except with respect to voting rights on matters affecting a single class of shares. The Trust’s investment adviser is HC Capital Solutions (the “Adviser”), an operating division of Hirtle Callaghan & Co., LLC.

All the Portfolios in the Trust, except the Real Estate Portfolio, the ESG Growth Portfolio, and the Catholic SRI Growth Portfolio are diversified Portfolios under the 1940 Act. The Real Estate Portfolio, the ESG Growth Portfolio, and the Catholic SRI Growth Portfolio are non-diversified Portfolios, which means that they may concentrate their investments in the securities of a limited number of issuers. The ESG Growth Portfolio and the Catholic SRI Growth Portfolio, however, are currently operating with diversified investment portfolios.

As is customary, the Trust’s organizational documents permit the Trust to indemnify its officers and trustees against certain liabilities under certain circumstances. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that also permit the indemnification of parties to the contract under certain circumstances. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES.    The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The Portfolios are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services — Investment Companies.” The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The presentation of the Portfolios’ financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.    Portfolio Valuation.    The net asset value (“NAV”) per share of each Portfolio is determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally at 4:00 p.m. Eastern time, on days the NYSE is open. Each class’s NAV per share is calculated by adding the market value or fair value, as applicable, of all securities and other assets of the Portfolio, subtracting its liabilities and dividing the result by the number of its outstanding shares.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

B.    Securities Valuation.    Security values are ordinarily obtained through the use of independent pricing services in accordance with procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to such procedures, the Portfolios may use a pricing service, bank, or broker-dealer experienced in such matters to value the Portfolio’s securities. When reliable market quotations are not readily available for any security, the fair value of that security will be determined by a committee established by the Board in accordance with procedures adopted by the Board. The fair valuation process is designed to value the subject security at the price the Portfolio would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

For disclosure purposes, the Trust has a three-tier fair value hierarchy that is dependent upon the observability of various “inputs” used to determine the value of the Portfolios’ investments. These inputs are summarized in the three broad levels listed below:

• Level 1	—	quoted prices in active markets for identical assets

• Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3	—	significant unobservable inputs (including a Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Equity Securities (Common and Preferred Stock and Exchange-Traded Funds): Readily marketable portfolio securities listed on a securities exchange, including NASDAQ, are valued at the closing price on the exchange or at the NASDAQ Official Closing Price. If there have been no sales on such exchange, the securities are valued at the closing bid price. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. Readily marketable securities traded only in the over-the-counter market are valued at the closing price and are typically categorized as Level 1 in the fair value hierarchy, or, if there have been no sales, are valued at the mean of the last reported bid and asked prices and are typically categorized as Level 2 in the fair value hierarchy.

Securities listed on a foreign exchange are valued at the closing price on that exchange provided that where the prices of such securities are denominated in foreign currencies, such prices are converted into U.S. dollars at the bid price of such currencies against U.S. dollars at the time of the NAV calculation. If there have been no sales on such exchange, the security is valued at the closing bid price. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. Fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the NAV is calculated. Such securities may be valued at fair value in accordance with procedures adopted by the Board. Management identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, a Portfolio may use a systematic valuation model provided by an independent third party to fair value its international securities. Such systematic valuations are typically categorized as Level 2 in the fair value hierarchy.

Mutual Funds:    Mutual funds are valued at their respective daily net asset value and are typically categorized as Level 1 in the fair value hierarchy.

Fixed Income Securities (Corporate, Municipal and Foreign Bonds, U.S. Government and Agency Securities and Inflation Indexed Bonds):    Fixed income securities are valued using various inputs including benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and industry and market events, and are typically categorized as Level 2 in the fair value hierarchy.

Asset-Backed and Mortgage-Backed Securities:    In addition to the inputs discussed above for fixed-income securities, asset-backed and mortgage-backed securities are valued using new issue data, monthly payment information and collateral performance, and are typically categorized as Level 2 in the fair value hierarchy.

Short-Term Obligations:    Short-term obligations with maturities of 60 days or less may also be valued at amortized cost, which constitutes fair value as determined by the Board. Such securities are typically categorized as Level 2 in the fair value hierarchy.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

Derivative Instruments (Futures, Options, Swaps and Forward Currency Contracts):    Swaps are valued using interdealer broker rates, benchmark yields, and swap details and are typically categorized as Level 2 in the fair value hierarchy. Exchange traded futures, swaps and options are valued using quoted prices from the exchange and are typically categorized as Level 1 in the fair value hierarchy. Interest rate swaptions are valued using future interest rate volatility, yield curve, and strike price and are typically categorized as Level 2 in the fair value hierarchy. Forward currency contracts are valued using market quotes posted by major currency dealers and are typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the inputs used to value the following Portfolios’ securities as of June 30, 2016 (amounts in thousands). The breakdown of investment categorization is disclosed in the Schedule of Portfolio Investments for each Portfolio.

Portfolio	LEVEL 1 – Quoted Prices	LEVEL 2 – Other Significant Observable Inputs	LEVEL 3 – Significant Unobservable Inputs	Total
Value Portfolio
Common Stocks	$425,286	$—	$—	$425,286
Contingent Rights	—	12	—	12
Time Deposit	—	1,506	—	1,506
Exchange-Traded Funds	14,713	—	—	14,713
Mutual Funds	133,900	—	—	133,900
Repurchase Agreement	—	163	—	163

Total Investments	$573,899	$1,681	$—	$575,580

Other Financial Instruments[1]
Futures	$698	$—	$—	$698

Institutional Value Portfolio
Common Stocks	$615,956	$—	$—	$615,956
Contingent Rights	—	20	—	20
Time Deposit	—	5,932	—	5,932
Exchange-Traded Funds	22,726	—	—	22,726
Mutual Funds	251,151	—	—	251,151
Repurchase Agreement	—	118	—	118

Total Investments	$889,833	$6,070	$—	$895,903

Other Financial Instruments[1]
Futures	$1,257	$—	$—	$1,257

Growth Portfolio
Common Stocks	$520,124	$—	$—	$520,124
Time Deposit	—	11,651	—	11,651
Mutual Funds	195,634	—	—	195,634
Repurchase Agreement	—	3,630	—	3,630

Total Investments	$715,758	$15,281	$—	$731,039

Other Financial Instruments[1]
Futures	$859	$—	$—	$859

Institutional Growth Portfolio
Common Stocks	$884,907	$—	$—	$884,907
Time Deposit	—	14,213	—	14,213
Mutual Funds	370,240	—	—	370,240
Repurchase Agreement	—	4,801	—	4,801

Total Investments	$1,255,147	$19,014	$—	$1,274,161

Other Financial Instruments[1]
Futures	$1,372	$—	$—	$1,372

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

Portfolio	LEVEL 1 – Quoted Prices	LEVEL 2 – Other Significant Observable Inputs	LEVEL 3 – Significant Unobservable Inputs	Total
Small Cap–Mid Cap Portfolio
Common Stocks	$85,846	$—	$—	$85,846
Contingent Rights	—	—	—	—
Time Deposit	—	2,779	—	2,779
Mutual Funds	9,732	—	—	9,732
Repurchase Agreement	—	233	—	233

Total Investments	$95,578	$3,012	$—	$98,590

Other Financial Instruments[1]
Futures	$(61)	$—	$—	$(61)

Institutional Small Cap–Mid Cap Portfolio
Common Stocks	$156,421	$—	$—	$156,421
Contingent Rights	—	—	—	—
Time Deposit	—	4,739	—	4,739
Mutual Funds	30,717	—	—	30,717
Repurchase Agreement	—	561	—	561

Total Investments	$187,138	$5,300	$—	$192,438

Other Financial Instruments[1]
Futures	$(190)	$—	$—	$(190)

Real Estate Portfolio
Common Stocks	$133,373	$165	$—	$133,538
Mutual Funds	16,761	—	—	16,761

Total Investments	$150,134	$165	$—	$150,299

Other Financial Instruments[1]
Futures	$208	$—	$—	$208

Commodity Portfolio
Common Stocks	$427,905	$344,399	$—	$772,304
Preferred Stocks	3,708	1,128	—	4,836
Right	77	—	—	77
Corporate Bonds	—	24,537	—	24,537
Collateralized Mortgage Obligations	—	1,347	—	1,347
Global Bonds	—	961	—	961
U.S. Government Agency Securities	—	10,746	—	10,746
U.S. Treasury Obligations	—	6,297	—	6,297
Yankee Dollars	—	871	—	871
Time Deposit	—	5,202	—	5,202
Exchange-Traded Funds	20,415	—	—	20,415
Mutual Funds	233,827	—	—	233,827
Purchased Options & Swaptions	41	40	—	81
Repurchase Agreements	—	34,938	—	34,938

Total Investments	$685,973	$430,466	$—	$1,116,439

Other Financial Instruments[1]
Futures	$1,429	$—	$—	$1,429
Forward Currency Contracts	—	19	—	19
Written Options & Swaptions	(85)	(10)	—	(95)
Total Return Swap Agreements	—	12	—	12
Interest Rate Swap Agreements	—	(316)	—	(316)

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

Portfolio	LEVEL 1 – Quoted Prices	LEVEL 2 – Other Significant Observable Inputs	LEVEL 3 – Significant Unobservable Inputs	Total
Commodity Portfolio (continued)
Commodity Forward Swap Agreements	$—	$125	$—	$125
Commodity Swap Agreements	—	116	—	116
Variance Swap Agreements	—	107	—	107

ESG Growth Portfolio
Common Stocks	$53,774	$66,760	$—	$120,534
Preferred Stock	—	41	—	41
Mutual Funds	107	—	—	107

Total Investments	$53,881	$66,801	$—	$120,682

Catholic SRI Growth Portfolio
Common Stocks	$9,037	$11,057	$—	$20,094
Preferred Stock	—	6	—	6
Time Deposit	—	251	—	251
Mutual Fund	198	—	—	198

Total Investments	$9,235	$11,314	$—	$20,549

International Portfolio
Common Stocks	$41,745	$885,810	$—	$927,555
Preferred Stocks	—	9,288	—	9,288
Convertible Bond	—	60	—	60
Time Deposit	—	14,539	—	14,539
Mutual Funds	197,925	—	—	197,925
Repurchase Agreement	—	5,875	—	5,875

Total Investments	$239,670	$915,572	$—	$1,155,242

Other Financial Instruments[1]
Futures	$3,466	$—	$—	$3,466

Institutional International Portfolio
Common Stocks	$88,062	$2,254,977	$—	$2,343,039
Preferred Stocks	2,394	16,514	—	18,908
Right	1	—	—	1
Convertible Bond	—	78	—	78
U.S. Treasury Obligation	—	114	—	114
Time Deposit	—	22,751	—	22,751
Exchange-Traded Fund	9,640	—	—	9,640
Mutual Funds	167,259	—	—	167,259
Repurchase Agreement	—	14,641	—	14,641

Total Investments	$267,356	$2,309,075	$—	$2,576,431

Other Financial Instruments[1]
Futures	$6,586	$—	$—	$6,586

Emerging Markets Portfolio
Common Stocks	$280,798	$1,316,840	$—	$1,597,638
Preferred Stocks	28,647	18,744	—	47,391
Right	215	—	—	215
Time Deposit	—	8,175	—	8,175
Exchange-Traded Funds	31,600	—	—	31,600
Mutual Funds	113,660	—	—	113,660
Repurchase Agreement	—	4,504	—	4,504

Total Investments	$454,920	$1,348,263	$—	$1,803,183

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

Portfolio	LEVEL 1 – Quoted Prices	LEVEL 2 – Other Significant Observable Inputs	LEVEL 3 – Significant Unobservable Inputs	Total
Emerging Markets Portfolio (continued)
Other Financial Instruments[1]
Futures	$1,822	$—	$—	$1,822

Core Fixed Income Portfolio
Asset Backed Securities	—	410	—	410
Collateralized Mortgage Obligations	—	1,500	—	1,500
U.S. Government Agency Mortgages	—	23,440	—	23,440
U.S. Government Agency Securities	—	1,004	—	1,004
Corporate Bonds	—	29,651	—	29,651
U.S. Treasury Obligations	—	15,482	—	15,482
Yankee Dollars	—	5,694	—	5,694
Mutual Funds	13,194	—	—	13,194

Total Investments	$13,194	$77,181	$—	$90,375

TBA Sale Commitments	$—	$(823)	$—	$(823)

Fixed Opportunity Portfolio
Asset Backed Security	$—	$5,051	$—	$5,051
Bank Loan Obligation	—	2,292	—	2,292
Collateralized Mortgage Obligations	—	122,465	—	122,465
U.S. Government Agency Mortgage	—	976	—	976
Corporate Bonds	—	405,923	—	405,923
Yankee Dollars	—	91,122	—	91,122
Preferred Stock	175	—	—	175
Time Deposit	—	6,303	—	6,303
Mutual Funds	141,123	—	—	141,123
Repurchase Agreement	—	3,936	—	3,936

Total Investments	$141,298	$638,068	$—	$779,366

TBA Sale Commitments	$—	$(955)	$—	$(955)
Other Financial Instruments[1]
Futures	$(646)	$—	$—	$(646)
Forward Currency Contracts	—	71	—	71

U.S. Government Fixed Income Portfolio
U.S. Government Agency Securities	$—	$12,177	$—	$12,177
Corporate Bond	—	272	—	272
U.S. Treasury Obligations	—	187,299	—	187,299
Yankee Dollar	—	145	—	145
Time Deposit	—	1,047	—	1,047
Mutual Fund	40,865	—	—	40,865

Total Investments	$40,865	$200,940	$—	$241,805

Inflation Protected Portfolio
U.S. Treasury Obligations	$—	$465,678	$—	$465,678
Mutual Fund	26,057	—	—	26,057

Total Investments	$26,057	$465,678	$—	$491,735

U.S. Corporate Fixed Income Portfolio
Corporate Bonds	$—	$200,281	$—	$200,281
Yankee Dollars	—	37,572	—	37,572
Mutual Funds	47,123	—	—	47,123

Total Investments	$47,123	$237,853	$—	$284,976

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

Portfolio	LEVEL 1 – Quoted Prices	LEVEL 2 – Other Significant Observable Inputs	LEVEL 3 – Significant Unobservable Inputs	Total
U.S. Mortgage/Asset Backed Fixed Income Portfolio
Asset Backed Securities	$—	$3,006	$—	$3,006
Collateralized Mortgage Obligations	—	11,006	—	11,006
U.S. Government Agency Mortgages	—	184,538	—	184,538
Yankee Dollars	—	659	—	659
Mutual Fund	31,212	—	—	31,212

Total Investments	$31,212	$199,209	$—	$230,421

TBA Sale Commitments	$—	$(3,586)	$—	$(3,586)

Short-Term Municipal Portfolio
Municipal Bonds	$—	$18,405	$—	$18,405
Mutual Fund	794	—	—	794

Total Investments	$794	$18,405	$—	$19,199

Intermediate Municipal Portfolio
Municipal Bonds	$—	$383,876	$—	$383,876
Time Deposit	—	997	—	997
Corporate Bond	—	—	—	—
Mutual Fund	20,551	—	—	20,551

Total Investments	$20,551	$384,873	$—	$405,424

Intermediate Municipal II Portfolio
Municipal Bonds	$—	$70,910	$—	$70,910
Mutual Fund	3,827	—	—	3,827

Total Investments	$3,827	$70,910	$—	$74,737

[1]

Other Financial Instruments are derivative instruments not reflected in the total investments, such as futures and currency contracts, which are valued at the unrealized appreciation/(depreciation) on the instrument and written options and swap agreements, which are valued at fair value.

The Trust’s policy is to disclose transfers between fair value hierarchy levels based on valuations at the end of the reporting period. There were no transfers from Level 2 to Level 1 as of June 30, 2016.

There were, however, transfers from Level 1 to Level 2 as of June 30, 2016. On June 30, 2016, the Portfolios shown below systematically fair valued foreign securities trading on foreign stock exchanges that close before U.S. stock exchanges (amounts in thousands). The Portfolios did not systematically fair value foreign securities on June 30, 2015.

Portfolio	Transfers from Level 1 to Level 2
Real Estate Portfolio
Common Stocks	$165

Commodity Portfolio
Common Stocks	282,677

International Portfolio
Common Stocks	727,584

Institutional International Portfolio
Common Stocks	1,817,305

Emerging Markets Portfolio
Common Stocks	1,199,063

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

C.    Securities Transactions and Investment Income.    For financial reporting purposes, portfolio securities transactions are reported on trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Dividend income is recognized on the ex-dividend date and foreign dividends are recognized as soon as reliable information is available from the Portfolio’s sources. Interest income, including amortization of premium and accretion of discount on investments, is accrued daily. Realized gains and losses from securities transactions are determined by comparing the identified cost of the security lot sold to the net sales proceeds. Realized gains and losses from principal payment transactions on mortgage-backed and asset-backed securities are classified as investment income or loss for financial reporting purposes.

For certain securities, including real estate investment trusts, the Portfolio records distributions received in excess of income as a reduction of the cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio records adjustments to the estimated amounts of the components of distributions to investment income, unrealized appreciation/depreciation and realized gain/loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

D.    Restricted Securities.    A restricted security is a security that cannot be offered for public sale without prior registration under the Securities Act of 1933 (the “1933 Act”) (absent an exemption). Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered illiquid. At June 30, 2016, Commodity Portfolio held illiquid restricted securities representing 0.02% of net assets. The illiquid restricted securities held as of June 30, 2016 are identified below:

Security	Acquisition Date	Acquisition Cost (000)	Principal Amount (000)	Fair Value (000)
Commodity Portfolio
Cavalry CLO Ltd., Series 2A, Class A, 1.98%, 1/17/24, Callable 7/17/16 @ 100	6/15/16	$100	$100	$99
Colt Funding LLC, Series 16-1, Class A1, 3.00%, 5/25/46, Callable 6/25/18 @ 100	6/23/16	101	100	101

		$201		$200

E.    Allocations.    Expenses directly attributable to a Portfolio are charged to that Portfolio. Class-specific expenses, if any, are borne by that class. Other expenses are allocated proportionately among the Portfolios in relation to the net assets of each Portfolio or by another appropriate method. Income, non-class-specific expenses and realized and unrealized gains and losses are allocated to the respective classes based on relative net assets.

F.    Dividends and Capital Gain Distributions to Shareholders.    The Core Fixed Income Portfolio, U.S. Government Fixed Income Portfolio, Inflation Protected Portfolio, U.S. Corporate Fixed Income Portfolio, U.S. Mortgage/Asset Backed Fixed Income Portfolio, Short-Term Municipal Portfolio, Intermediate Municipal Portfolio, and Intermediate Municipal II Portfolio declare and distribute dividends from net investment income, if any, on a monthly basis. The Value Portfolio, Institutional Value Portfolio, Growth Portfolio, Institutional Growth Portfolio, Small Cap-Mid Cap Portfolio, Institutional Small Cap-Mid Cap Portfolio, Real Estate Portfolio, Commodity Portfolio, and Fixed Opportunity Portfolio declare and distribute dividends from net investment income, if any, on a quarterly basis. The International Portfolio and Institutional International Portfolio declare and distribute dividends from net investment income, if any, on a semiannual basis. Effective June 15, 2016, The ESG Growth Portfolio and Catholic SRI Growth Portfolio declare and distribute dividends from net investment income on quarterly basis. Prior to June 15, 2016, the ESG Growth Portfolio and Catholic SRI Growth Portfolio declared and distributed dividends from net income, if any, on a semiannual basis. The Emerging Markets Portfolio declares and distributes dividends from net investment income, if any, on an annual basis. Net realized capital gains, if any, are declared and distributed at least annually by each Portfolio.

G.    Repurchase Agreements.    Among the instruments that each of the Portfolios may use for temporary investment purposes are repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase that security from the Portfolio at an agreed-upon price and date. Repurchase agreements may involve certain

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities. The creditworthiness of those banks and non-bank dealers with which the Portfolios may enter into repurchase agreements are monitored in accordance with guidelines adopted by the Board, as is the market value of the securities underlying any repurchase agreement to ensure that the seller’s obligation to repurchase is collateralized by an amount at least equal to the repurchase price including accrued interest. All repurchase agreements are fully collateralized by cash and/or government securities (as defined in the 1940 Act). If approved by the Adviser, repurchase agreements may also be fully collateralized by other securities that, at the time the repurchase agreement is entered into, are determined by the Board, or its authorized delegate, to be (i) issued by an issuer that has an exceptionally strong capacity to meet its obligations on the collateral, and (ii) sufficiently liquid that they can be sold by the Trust at approximately their carrying value in the ordinary course of business within seven calendar days. Master Repurchase Agreements (“MRA”) permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables under the MRA with collateral posted by the counterparty and create one net payment due to or from the Portfolios. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Portfolios receive securities as collateral with a market value in excess of the repurchase price to be received by the Portfolios upon the maturity of the transaction. Upon a bankruptcy or insolvency of the counterparty, the Portfolios would recognize a liability with respect to such excess collateral to reflect the Portfolio’s obligation under bankruptcy law to return the excess to the counterparty.

The following table is a summary of each Portfolio’s open repurchase agreements that are subject to offset under an MRA on a net basis as of June 30, 2016:

Portfolio	Value of Repurchase Agreements (000)	Value of Collateral Received (000)	Net Amount (000)
Commodity Portfolio	$23,400	$23,400	$—

H.    TBA Purchase and Sale Commitments.    Certain of the Portfolios may enter into “TBA” (to be announced) commitments to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBA commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Securities Valuation” above.

I.    Commission Recapture.    Certain of the Portfolios participate in a commission recapture program. These Portfolios will utilize the recaptured commissions to pay for, in whole or in part, certain expenses of the Portfolios, excluding investment advisory and distribution fees. The expenses eligible to be paid will include, but are not limited to, administrative service fees, audit fees, custodian fees, legal fees and printing expenses, as directed by the Trust. These amounts are disclosed as “Expenses paid indirectly” on the Statements of Operations.

For the period ending June 30, 2016, the following commissions were recaptured (amounts in thousands):

Portfolio	Commissions Recaptured
Value Portfolio	$46
Institutional Value Portfolio	68
Growth Portfolio	8
Institutional Growth Portfolio	13
Small Cap–Mid Cap Portfolio	11
Institutional Small Cap–Mid Cap Portfolio	14
Real Estate Portfolio	1
Commodity Portfolio	15
International Portfolio	25
Institutional International Portfolio	13
Emerging Markets Portfolio	12

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

J.    Foreign Exchange Transactions.    The books and records of the Portfolios are maintained in U.S. dollars. Non-U.S. dollar denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statements of Operations:

i)	value of investment securities and other assets and liabilities at the exchange rate on the valuation date; and

ii)	purchases and sales of investment securities and income and expenses at the exchange rate prevailing on the respective date of such transactions.

The Portfolios do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments.

Dividends and interest from non-U.S. sources received by a Portfolio are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and each Portfolio intends to, if reasonable, undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of a Portfolio’s total assets at the close of any taxable year consists of stock or securities of non-U.S. corporations, the Portfolio may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

The Portfolios may be subject to foreign taxes on gains in investments or currency repatriation. The Portfolios accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

K.    Derivative Instruments.    Certain of the Portfolios may invest in various financial instruments including positions in forward currency contracts, financial futures contracts, options contracts and swap agreements.

The following is a summary of the fair value of derivative instruments held by the Portfolios as of June 30, 2016 (amounts in thousands).

	Assets
Portfolio	Unrealized appreciation on futures contracts*	Investments, at value for purchased options	Investments, at value for written options	Unrealized appreciation on forward currency contracts	Swap agreements, at value*
Equity Risk Exposure:
Value Portfolio	$997	$—	$—	$—	$—
Institutional Value Portfolio	1,728	—	—	—	—
Growth Portfolio	1,397	—	—	—	—
Institutional Growth Portfolio	2,259	—	—	—	—
Real Estate Portfolio	208	—	—	—	—
Commodity Portfolio	1,396	—	—	—	—
International Portfolio	3,626	—	—	—	—
Institutional International Portfolio	6,924	—	—	—	—
Emerging Markets Portfolio	1,822	—	—	—	—

Foreign Exchange Rate Risk Exposure:
Commodity Portfolio	3	—	—	49	—
International Portfolio	326	—	—	—	—
Institutional International Portfolio	674	—	—	—	—
Fixed Opportunity Portfolio	153	—	—	89	—

Commodity Risk Exposure:
Commodity Portfolio	1,429	52	—	—	372

Interest Rate Risk Exposure:
Commodity Portfolio	3	29	—	—	28
Fixed Opportunity Portfolio	189	—	—	—	—

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

	Liabilities
Portfolio	Net unrealized depreciation on futures contracts*	Purchased options, at fair value	Written options, at fair value	Unrealized depreciation on forward currency contracts	Swap agreements, at value*
Equity Risk Exposure:
Value Portfolio	$299	$—	$—	$—	$—
Institutional Value Portfolio	471	—	—	—	—
Growth Portfolio	538	—	—	—	—
Institutional Growth Portfolio	887	—	—	—	—
Small Cap–Mid Cap Portfolio	61	—	—	—	—
Institutional Small Cap–Mid Cap Portfolio	190	—	—	—	—

Foreign Exchange Rate Risk Exposure:
Commodity Portfolio	795	—	1	30	—
International Portfolio	486	—	—	—	—
Institutional International Portfolio	1,012	—	—	—	—
Fixed Opportunity Portfolio	—	—	—	18	—

Commodity Risk Exposure:
Commodity Portfolio	602	—	85	—	12

Interest Rate Risk Exposure:
Commodity Portfolio	5	—	8	—	344
Fixed Opportunity Portfolio	988	—	—	—	—

*

Total fair value is presented by Primary Risk Exposure. For forward currency contracts, such amounts represent the appreciation (for asset derivatives) or depreciation (for liability derivatives). For futures contracts and centrally cleared swaps, the amounts represent their cumulative appreciation/depreciation, which includes movements of variation margin.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the effect of derivative instruments on the Statements of Operations for the period ending June 30, 2016 (amounts in thousands).

Portfolio	Net realized gains/(losses) from futures transactions	Net realized gains/(losses) from written options transactions	Net realized gains/(losses) from purchased options transactions	Net realized gains/(losses) from foreign currency transactions	Net realized gains/(losses) from swap transactions
Equity Risk Exposure:
Value Portfolio	$10,698	$—	$—	$—	$—
Institutional Value Portfolio	20,439	—	—	—	—
Growth Portfolio	9,902	—	—	—	—
Institutional Growth Portfolio	20,563	—	—	—	—
Small Cap–Mid Cap Portfolio	1,021	—	—	—	—
Institutional Small Cap-Mid Cap Portfolio	2,325	—	—	—	—
Real Estate Portfolio	799	—	—	—	—
Commodity Portfolio	8,961	—	—	—	—
International Portfolio	(8,575)	—	—	—	—
Institutional International Portfolio	(2,611)	—	—	—	—
Emerging Markets Portfolio	(18,488)	—	—	—	—
Fixed Opportunity Portfolio	1,659	—	—	—	—

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

Portfolio	Net realized gains/(losses) from futures transactions	Net realized gains/(losses) from written options transactions	Net realized gains/(losses) from purchased options transactions	Net realized gains/(losses) from foreign currency transactions	Net realized gains/(losses) from swap transactions
Foreign Exchange Rate Risk Exposure:
Commodity Portfolio	$5,863	$62	$—	$793	$—
ESG Growth Portfolio	—	—	—	—	—
International Portfolio	1,170	—	—	381	—
Institutional International Portfolio	1,771	—	—	766	—
Emerging Markets Portfolio	—	—	—	313	—
Fixed Opportunity Portfolio	(90)	—	—	(180)	—

Commodity Risk Exposure:
Commodity Portfolio	(44,956)	(249)	—	—	(33,470)

Interest Rate Risk Exposure:
Commodity Portfolio	(154)	166	—	—	(1,370)
International Portfolio	—	—	—	—	—
Institutional International Portfolio	—	—	—	—	—
Fixed Opportunity Portfolio	(1,465)	106	(381)	—	—

	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations
Portfolio	Change in unrealized appreciation/ (depreciation) on futures	Change in unrealized appreciation/ (depreciation) on written options	Change in unrealized appreciation/ (depreciation) on purchased options	Change in unrealized appreciation/ (depreciation) on foreign currency translations	Change in unrealized appreciation/ (depreciation) on swaps
Equity Risk Exposure:
Value Portfolio	$1,103	$—	$—	$—	$—
Institutional Value Portfolio	1,663	—	—	—	—
Growth Portfolio	2,297	—	—	—	—
Institutional Growth Portfolio	3,197	—	—	—	—
Small Cap–Mid Cap Portfolio	(98)	—	—	—	—
Institutional Small Cap–Mid Cap Portfolio	(254)	—	—	—	—
Real Estate Portfolio	278	—	—	—	—
Commodity Portfolio	1,863	—	—	—	—
International Portfolio	3,569	—	—	—	—
Institutional International Portfolio	6,853	—	—	—	—
Emerging Markets Portfolio	2,597	—	—	—	—

Foreign Exchange Rate Risk Exposure:
Commodity Portfolio	(620)	(1)	—	249	—
International Portfolio	(148)	—	—	—	—
Institutional International Portfolio	(325)	—	—	—	—
Fixed Opportunity Portfolio	164	—	—	235	—

Commodity Risk Exposure:
Commodity Portfolio	6,456	1	181	—	(4,512)

Interest Rate Risk Exposure:
Commodity Portfolio	4	(2)	(13)	—	(422)
Fixed Opportunity Portfolio	(787)	—	—	—	—

Amounts designated as “—” are $0 or have been rounded to $0.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

The Trust is generally subject to master netting agreements (“MNA”) that allow for amounts owed between the Portfolio and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the counterparty. The MNA do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable MNA. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Portfolio’s ability to transact net amounts with counterparties at June 30, 2016.

As of June 30, 2016, each Portfolio’s derivative assets and liabilities by type are as follows (amounts in thousands):

	Value Portfolio		Institutional Value Portfolio		Growth Portfolio		Institutional Growth Portfolio
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$997	$299	$1,728	$471	$1,397	$538	$2,259	$887
Total derivative assets and liabilities in the Statement of Assets and Liabilities	997	299	1,728	471	1,397	538	2,259	887

Derivatives not subject to a MNA or similar agreement	(997)	(299)	(1,728)	(471)	(1,397)	(538)	(2,259)	(887)

Total assets and liabilities subject to a MNA	$—	$—	$—	$—	$—	$—	$—	$—

	Small Cap-Mid Cap Portfolio		Institutional Small Cap-Mid Cap Portfolio		Real Estate Portfolio		Commodity Portfolio
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$61	$—	$190	$208	$—	$2,830	$1,401
Forward currency contracts	—	—	—	—	—	—	49	30
Option contracts*	—	—	—	—	—	—	81	95
Swap agreements	—	—	—	—	—	—	400	356

Total derivative assets and liabilities in the Statement of Assets and Liabilities	—	61	—	190	208	—	3,360	1,882
Derivatives not subject to a MNA or similar agreement	—	(61)	—	(190)	(208)	—	(2,887)	(1,753)

Total assets and liabilities subject to a MNA	$—	$—	$—	$—	$—	$—	$473	$129

	International Portfolio		Institutional International Portfolio		Emerging Markets Portfolio		Fixed Opportunity Portfolio
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$3,952	$486	$7,545	$1,012	$1,822	$—	$342	$988
Forward currency contracts	—	—	—	—	—	—	89	18
Total derivative assets and liabilities in the Statement of Assets and Liabilities	3,952	486	7,545	1,012	1,822	—	431	1,006
Derivatives not subject to a MNA or similar agreement	(3,952)	(486)	(7,545)	(1,012)	(1,822)	—	(342)	(988)

Total assets and liabilities subject to a MNA	$—	$—	$—	$—	$—	$—	$89	$18

*	Includes options contracts purchased at value as reported in the Statements of Assets and Liabilities.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

The following table represents the Portfolios’ derivative assets by counterparty, net of amounts available for offset under an MNA and net of the related collateral received by each Portfolio as of June 30, 2016 (amounts in thousands).

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received (a)	Cash Collateral Received (a)	Net Amount of Derivative Assets
Commodity Portfolio:
BNP Paribas	$47	$(14)	$—	$—	$33
Canadian Imperial Bank of Commerce	11	—	—	—	11
Deutsche Bank	51	(51)	—	—	—
Goldman Sachs	178	(11)	—	—	167
JPMorgan Chase	142	(13)	—	—	129
Macquarie	44	—	—	—	44

Total	$473	$(89)	$—	$—	$384

Fixed Opportunity Portfolio:
Citibank	$89	$(18)	$—	$—	$71

Total	$89	$(18)	$—	$—	$71

The following table represents the Portfolios’ derivative liabilities by counterparty, net of amounts available for offset under an MNA and net of the related collateral pledged by each Portfolio as of June 30, 2016 (amounts in thousands).

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities
Commodity Portfolio:
Barclays Bank	$12	$—	$—	$—	$12
BNP Paribas	14	(14)	—	—	—
Credit Suisse	1	—	—	—	1
Deutsche Bank	78	(51)	—	—	27
Goldman Sachs	11	(11)	—	—	—
JPMorgan Chase	13	(13)	—	—	—

Total	$129	$(89)	$—	$—	$40

Fixed Opportunity Portfolio:
Citibank	$18	$(18)	$—	$—	$—

Total	$18	$(18)	$—	$—	$—

(a)

The actual collateral received or pledged may be in excess of the amounts shown in the tables. The tables only reflect collateral amounts up to the amount of the financial instruments disclosed on the Statements of Assets and Liabilities.

Forward Currency Contracts:    Certain of the Portfolios may be subject to currency exchange rate risk in the normal course of pursuing their investment objectives. A Portfolio enters into forward currency contracts (“forward contracts”) for the purpose of hedging exposure to changes in foreign currency exchange rates on its holdings. A forward contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The value of the forward contract fluctuates with changes in currency exchange rates. The forward contract is marked-to-market daily and the change in value is recorded by the Portfolio as unrealized appreciation or depreciation. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. The Portfolio could be exposed to credit risk if the counterparty is unable to meet the terms of a forward contract, or market risk if the value of the currency changes unfavorably.

Forward contracts may involve credit or market risk in excess of the amounts reflected on a Portfolio’s Statement of Assets and Liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

upon the closing of such forward contracts is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward contracts held at June 30, 2016 are recorded for financial reporting purposes as net unrealized gains or losses. In addition, at June 30, 2016, the Portfolios entered into currency contracts to settle trades in foreign currencies. These transactions are included in “Receivable from investments sold” and “Payable for investments purchased” on the Statements of Assets and Liabilities. The settlement value of the forward contracts outstanding at June 30, 2016 and the month-end average contract amount for all forward contracts during the period ending June 30, 2016 are detailed in the table below:

	Average Month-End Notional Amount (000)		Notional Amount Outstanding at June 30, 2016 (000)
Portfolio	Long	Short	Long	Short
Commodity Portfolio	$12,597	$28,231	$1,274	$5,121
International Portfolio	—	11	—	—
Institutional International Portfolio	—	5	—	—
Emerging Markets Portfolio	396	—	—	—
Fixed Opportunity Portfolio	358	3,212	1,794	3,155

Financial Futures Contracts:    Certain of the Portfolios may be subject to equity price risk, interest rate risk, commodity price risk and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. Certain of the Portfolios may invest in financial futures contracts (“futures contracts”) as part of their investment strategies, to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. The Commodity Portfolio may invest in commodity-linked futures contracts to gain exposure to the commodities market. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, a Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by a Portfolio each day, depending on the daily fluctuations in the value of the underlying financial instrument. A Portfolio recognizes a gain or loss equal to the daily variation margin, which is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a futures contract is closed, a realized gain or loss is recorded as “Net realized gains/(losses) from futures transactions” on the Statement of Operations. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of an imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. With futures contracts, there is minimal counterparty credit risk to the Portfolios since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default. Securities designated as collateral for market value on futures contracts are noted in each Portfolio’s Portfolio of Investments (if applicable). Such collateral is held with the Trust’s custodian. The notional value of the futures contracts outstanding at June 30, 2016 and the month-end average notional amount for the period ending June 30, 2016 are detailed in the table below:

Portfolio	Average Month-End Notional Amount (000)	Notional Amount of Futures Contracts Outstanding at June 30, 2016 (000)
Value Portfolio	$62,903	$134,642
Institutional Value Portfolio	131,581	258,578
Growth Portfolio	92,247	219,896
Institutional Growth Portfolio	168,210	369,339
Small Cap–Mid Cap Portfolio	6,905	6,196
Institutional Small Cap–Mid Cap Portfolio	19,003	24,669
Real Estate Portfolio	3,095	4,619
Commodity Portfolio	243,405	278,765
International Portfolio	118,758	163,377
Institutional International Portfolio	97,681	211,144
Emerging Markets Portfolio	84,568	74,914
Fixed Opportunity Portfolio	80,838	122,416

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

Purchased Options Contracts:    Certain of the Portfolios may be subject to equity price risk, commodities price risk and interest rate risk in the normal course of pursuing their investment objectives. In order to reduce such risks and/or in anticipation of future purchases, including to achieve market exposure, pending direct investment in securities, certain of the Portfolios may purchase put or call options. Options contracts provide the purchaser with the right, but not the obligation, to buy or sell (call or put option, respectively) a financial instrument at the exercise price. The Portfolio pays a premium which is included in “Investments, at value” on the Statement of Assets and Liabilities and marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain or loss on the transaction.

Written Options Contracts:    Certain of the Portfolios may be subject to equity price risk and interest rate risk in the normal course of pursuing their investment objectives. In order to reduce such risks and/or in anticipation of future purchases, including to achieve market exposure, pending direct investment in securities, certain of the Portfolios may write put or call options. Premiums received from written options contracts are recorded as liabilities on the Statement of Assets and Liabilities and are marked-to-market to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Realized gains and losses are reported as “Net realized gains/(losses) from written options transactions” on the Statement of Operations (if applicable). When writing an option, the Portfolio bears the market risk of unfavorable changes in the price of the underlying instrument.

With exchange-traded options, there is minimal counterparty credit risk to the Portfolios since the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. With over-the-counter options, the Portfolios bear the risk that counterparties will be unable to perform under the terms of the contracts.

The Commodity Portfolio had the following transactions in purchased call and put options during the year ended June 30, 2016:

	Number of Contracts	Notional (000)[1]	Cost (000)
Options outstanding at June 30, 2015	6,360	$—	$474
Options purchased	829	5,920	533
Options exercised	—	—	—
Options expired	(401)	(980)	(195)
Options closed	(6,744)	(240)	(694)

Options outstanding at June 30, 2016	44	$4,700	$118

The Commodity Portfolio had the following transactions in written call and put options during the year ended June 30, 2016:

	Number of Contracts	Notional (000)[1]	Premiums Received (000)
Options outstanding at June 30, 2015	(8,190)	$(8,522)	$(463)
Options written	(696)	(18,419)	(571)
Options exercised	—	—	—
Options expired	649	16,459	246
Options closed	8,206	9,352	700

Options outstanding at June 30, 2016	(31)	$(1,130)	$(88)

[1]	Includes foreign currency options and swaptions.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

The Fixed Opportunity Portfolio had the following transactions in purchased call and put options during the year ended June 30, 2016:

	Number of Contracts	Cost (000)
Options outstanding at June 30, 2015	—	$—
Options purchased	2,007	1,504
Options exercised	—	—
Options expired	(1,280)	(1,025)
Options closed	(727)	(479)

Options outstanding at June 30, 2016	—	$—

The Fixed Opportunity Portfolio had the following transactions in written call and put options during the year ended June 30, 2016:

	Number of Contracts	Premiums Received (000)
Options outstanding at June 30, 2015	—	$—
Options written	(2,007)	(722)
Options exercised	—	—
Options expired	1,280	486
Options closed	727	236

Options outstanding at June 30, 2016	—	$—

Swap Agreements:    Certain of the Portfolios may enter into swap agreements (“swaps”) for purposes of attempting to gain exposure to the securities making up an index without actually purchasing those instruments, to hedge a position or to gain exposure to a particular instrument or currency. A swap is a two-party contract entered into for periods ranging from one day to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Interest Rate Swaps:    Certain of the Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because certain Portfolios hold fixed-rate bonds, the value of these bonds may decrease if interest rates rise. In order to reduce such risks, certain Portfolios may enter into interest rate swaps. Interest rate swaps involve the exchange of commitments to pay and receive a fixed or floating rate of interest based on a notional principal amount. The risks of interest rate swaps include changes in market conditions that will affect their value or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the swap’s remaining life. Net periodic interest payments to be received or paid are accrued daily and are recorded as realized gains or losses on the Statement of Operations.

Total Return Swaps:    Certain of the Portfolios may enter into total return swaps to gain or mitigate exposure to the underlying securities or indices. In “long” total return swaps, the counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the swaps would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. The Portfolio will agree to pay to the counterparty an amount equal to a fixed or floating rate of interest on the notional amount of the swaps plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions or trading spreads on the notional amount. Total return swaps do not involve the delivery of securities or other underlying instruments. The net amount of the excess, if any, of a Portfolio’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate value at least equal to such accrued excess, is maintained at the broker-dealer or the Portfolio’s custodian. Until a total return swap is settled in cash, the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the Portfolio on the notional amount is recorded as “unrealized appreciation or depreciation on swap agreements” and, when cash is exchanged, the gain or loss realized is recorded as

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

“realized gains or losses on swap transactions.” A Portfolio may enter into total return swaps that provide the opposite return of its benchmark index or security (“short” the index or security). Its operations are similar to those swaps disclosed above except that the counterparty pays interest to the Portfolio on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swaps plus, in certain instances, the Portfolio will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted against any unrealized appreciation or depreciation to determine the value of the swaps.

Variance Swaps:    Certain of the Portfolios may invest in variance swaps to gain or reduce exposure to the underlying reference securities. Variance swaps involve the agreement of two parties to exchange cash flows based on the measured variance (or square of the volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swaps is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, a Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, a Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price. This type of swap is essentially a forward contract on the future realized price variance of the underlying asset.

The primary risks associated with the use of swaps are an imperfect correlation between the prices of financial instruments and movements in the prices of the underlying investments and the inability of counterparties to perform under the agreement. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The Portfolio will bear the counterparty risk, i.e., the risk of loss of the net amount, if any, expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The unrealized gain or loss at June 30, 2016 is disclosed in the swap tables included in the Portfolios of Investments. The notional value of the swap agreements outstanding at June 30, 2016 and the month-end average notional amount for the period ending June 30, 2016 are detailed in the table below:

Portfolio	Average Month-End Notional Amount (000)	Notional Amount of Swap Agreements Outstanding at June 30, 2016 (000)
Commodity Portfolio	$37,938	$15,249

L.    Inflation Indexed Bonds.    Certain of the Portfolios may invest in inflation-indexed bonds, which are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond resulting from inflation or deflation, respectively, as measured by the change in the Consumer Price Index, will be included as interest income or loss on the Statements of Operations, even though investors do not receive their principal until maturity. During the period ending June 30, 2016, the Inflation Protected Portfolio recognized income due to the increase in the Consumer Price Index.

Interest rates on conventional bonds have two primary components: a “real” yield and an increment that reflects investor expectations of future inflation. By contrast, interest rates on inflation-indexed bonds are adjusted for inflation and, therefore, are not affected meaningfully by inflation expectations. This leaves only changes in real rates to influence the price of inflation-indexed bonds. A rise in real rates will cause the price of inflation-indexed bonds to fall, while a decline in real rates will boost the price of inflation-indexed bonds. Inflation-indexed bonds issued by non-U.S. governments are indexed to the inflation rates prevailing in those countries.

The primary risk associated with the use of inflation-indexed bonds is that the principal value of an investment is not protected or otherwise guaranteed by virtue of the Portfolio’s investments in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. treasury inflation-indexed

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal value. Deflation risk is the possibility that prices throughout the economy decline over time and, in which case, the principal and income of an inflation-protected bond will decline and may result in losses.

M.    Bank Loans.    Certain Portfolios may invest in bank loans, which generally have interest rates which are reset periodically by reference to a base lending rate plus a premium. These base rates are primarily the London-Interbank Offered Rate and, secondarily, the prime rate offered by one or more major U. S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. Bank loans often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the anticipated or actual maturity may be considerably earlier than the stated maturity shown in the Portfolio of Investments.

All or a portion of any bank loans may be unfunded. The Portfolio is obligated to fund any commitments at the borrower’s discretion. Therefore, the Portfolio must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked-to-market daily, are presented in the Portfolio of Investments.

N.    Securities Lending.    Certain of the Portfolios may lend their portfolio securities to broker-dealers pursuant to a Master Securities Lending Agreement (“MSLA”) that requires the borrower to post collateral equal to at least the market value of the securities loaned, which is marked-to-market on a daily basis. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The Portfolios will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Portfolios pay various fees in connection with the investment of the collateral. Any voting rights, or rights to consent, relating to securities loaned, pass to the borrower. Currently cash collateral received by a Portfolio in securities lending transactions may only be invested in repurchase agreements or money market funds that invest in U.S. treasury obligations. A Portfolio bears the risk of such investments. Securities on loan at June 30, 2016 are presented in the Portfolios of Investments. The Portfolios pay the Securities Lending Agent fees based on the investment income received from securities lending activities as reflected on the Statements of Operations.

Securities lending transactions are entered into by a Portfolio under a MSLA which permits the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Portfolio to the same counterparty against amounts to be received and create a net payment due to or from the Portfolio.

The following table is a summary of the Portfolios’ securities lending transactions accounted for as secured borrowings, which are subject to offset under an MSLA, at June 30, 2016:

Portfolio	Value of Securities on Loan (000)	Value of Collateral Received (000) (a)	Net Amount (000)
Value Portfolio	$394	$394	$—
Institutional Value Portfolio	285	285	—
Growth Portfolio	8,883	8,805	78
Institutional Growth Portfolio	11,742	11,648	94
Small Cap–Mid Cap Portfolio	584	566	18
Institutional Small Cap-Mid Cap Portfolio	1,395	1,362	33
Commodity Portfolio	27,376	27,376	—
International Portfolio	14,116	14,116	—
Institutional International Portfolio	35,405	35,405	—
Emerging Markets Portfolio	10,872	10,872	—
Fixed Opportunity Portfolio	9,443	9,443	—

(a)

The actual collateral received may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the value of securities on loan as disclosed in the Portfolio of Investments.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

Securities lending transactions as of June 30, 2016 (amounts in thousands):

	Security Type			Remaining Contractual Maturity of the Agreements		Total Value of Securities on Loan	Value of Collateral Received	Net Amount Due To/(From) Counterparty
Portfolio	Common Stock	Corporate Bonds	Yankee Dollars	Overnight and Continous	Up to 30 days
Value Portfolio	$394	$—	$—	$394	$—	$394	$394	$—
Institutional Value Portfolio	285	—	—	285	—	285	286	1
Growth Portfolio	8,883	—	—	8,883	—	8,883	8,805	(78)
Institutional Growth Portfolio	11,742	—	—	11,742	—	11,742	11,648	(94)
Small Cap–Mid Cap Portfolio	584	—	—	584	—	584	566	(18)
Institutional Small Cap-Mid Cap Portfolio	1,395	—	—	1,395	—	1,395	1,362	(33)
Commodity Portfolio	27,376	—	—	12,558	14,818	27,376	27,991	615
International Portfolio	14,116	—	—	3,559	10,557	14,116	14,253	137
Institutional International Portfolio	35,405	—	—	9,088	26,317	35,405	35,518	113
Emerging Markets Portfolio	10,872	—	—	10,872	—	10,872	10,928	56
Fixed Opportunity Portfolio	—	5,508	3,935	9,443	—	9,443	9,548	105

O.    Basis for Consolidation for the Commodity Portfolio.    The HC Commodity Related Securities Fund, Ltd. and the HC Commodity Related Securities Fund II, Ltd. (the “Funds”) are incorporated as Cayman Islands exempted companies. The Funds are wholly-owned subsidiaries of the Commodity Portfolio and act as investment vehicles for the Commodity Portfolio for the purpose of effecting certain commodity-linked investments consistent with its investment objectives. The Funds may invest in commodity-linked derivative instruments including options, futures and swaps. The Funds may also invest in debt securities, some of which are intended to serve as margin or collateral for the Funds’ derivative positions.

Under the Articles of Association of each of the Funds, shares issued by the Funds give the Commodity Portfolio, as the sole shareholder, the right to receive notice of, to attend, and to vote at general meetings of the Funds, the right to participate in the profits of the Funds and rights to the assets of the Funds in the event that they are liquidated.

The following table summarizes the structure, incorporation and relationship information of the Funds, and certain financial information of the Funds recognized in the consolidated financial statements referred to above (amounts in thousands).

	HC Commodity Related Securities Fund, Ltd.	HC Commodity Related Securities Fund II, Ltd.
Date of Incorporation	April 27, 2011	June 2, 2011

Fund Net Assets
Commodity Portfolio	$7,523	$8,706
Subsidiary % of Fund net assets	0.68%	0.78%

Consolidated Financial Statement Information
Total assets	7,531	8,792
Total liabilities	8	86
Net assets	7,523	8,706
Total investment income	23	64
Net investment income (loss)	17	41
Net realized gains/(losses) from investment transactions	(165)	(15)
Net realized gains/(losses) from futures transactions	(44,159)	(264)
Net realized gains/(losses) from written options transactions	(316)	22
Net realized gains/(losses) from swap transactions	(1,017)	(32,453)
Net realized gains/(losses) from foreign currency transactions	—	5
Change in net unrealized appreciation/(depreciation) on investments	480	8

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

	HC Commodity Related Securities Fund, Ltd.	HC Commodity Related Securities Fund II, Ltd.
Change in net unrealized appreciation/(depreciation) on futures	$6,641	$196
Change in net unrealized appreciation/(depreciation) on written options	(36)	61
Change in net unrealized appreciation/(depreciation) on swaps	101	(4,613)
Change in net unrealized appreciation/(depreciation) on foreign currency translations	—	(36)
Net realized/unrealized gains/(losses) from investments, futures, written options, swaps and foreign currency transactions	(38,471)	(37,089)
Change in net assets resulting from operations	(38,454)	(37,048)

The Commodity Portfolio’s investments in these Funds have been consolidated and include the portfolio holdings of the underlying Funds. The consolidated financial statements include the accounts of the Commodity Portfolio and the Funds. All intercompany transactions and balances have been eliminated.

3.    INVESTMENT ADVISORY AND ADMINISTRATIVE CONTRACTS.    The Trust has entered into investment advisory contracts (“Portfolio Management Contracts”) on behalf of each of the Portfolios with one or more investment management organizations (each, a “Specialist Manager”). For the Portfolio(s) it serves, each Specialist Manager is responsible for providing a continuous program of investment management for that portion of the Portfolio allocated to it and for placing all orders for the purchase and sale of securities and other instruments for such portion of the Portfolio. Except as noted, each Specialist Manager earns a fee, accrued daily and paid either monthly or quarterly, based on average daily net assets of that portion of the Portfolio managed.

For the period ending June 30, 2016, the Portfolios incurred the following investment advisory fees, before any applicable fee waivers, with respect to the services of the indicated Specialist Manager(s). The following annual fee rates are applied to the portions of the Portfolios that are managed by the Specialist Managers in determining amounts earned, except as footnoted.

Value Portfolio:

Specialist Manager	Amount Earned (000)	Fee
AllianceBernstein, L.P.	$587	0.33	%(a)
Cadence Capital Management, LLC	200	0.065	%(b)
Mellon Capital Management Corporation	—	0.065	%(c)(d)
Parametric Portfolio Associates, LLC	50	0.09	%(e)
Parametric Portfolio Associates, LLC	—	0.35	%(c)(f)
Parametric Portfolio Associates, LLC	—	0.05	%(g)

Total	$837	0.15%

Institutional Value Portfolio:

Specialist Manager	Amount Earned (000)	Fee
AllianceBernstein, L.P.	$872	0.33	%(a)
Cadence Capital Management, LLC	290	0.065	%(b)
Pacific Investment Management Company, LLC	—	0.25	%(c)
Mellon Capital Management Corporation	—	0.065	%(c)(d)
Parametric Portfolio Associates, LLC	93	0.07	%(e)
Parametric Portfolio Associates, LLC	—	0.35	%(c)(f)
Parametric Portfolio Associates, LLC	—	0.05	%(g)

Total	$1,255	0.14%

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

Growth Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Jennison Associates, LLC	$384	0.28	%(h)
Sustainable Growth Advisers, LP	785	0.29	%(i)
Mellon Capital Management Corporation	177	0.065	%(d)
Cadence Capital Management, LLC	—	0.065	%(b)(c)
Parametric Portfolio Associates, LLC	59	0.08	%(e)
Parametric Portfolio Associates, LLC	—	0.35	%(c)(f)
Parametric Portfolio Associates, LLC	—	0.05	%(g)

Total	$1,405	0.18%

Institutional Growth Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Jennison Associates, LLC	$569	0.28	%(h)
Sustainable Growth Advisers, LP	1,002	0.29	%(i)
Mellon Capital Management Corporation	332	0.065	%(d)
Cadence Capital Management, LLC	—	0.065	%(b)(c)
Parametric Portfolio Associates, LLC	100	0.07	%(e)
Parametric Portfolio Associates, LLC	—	0.35	%(c)(f)
Parametric Portfolio Associates, LLC	—	0.05	%(g)

Total	$2,003	0.16%

Small Cap-Mid Cap Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Frontier Capital Management Company, LLC	$133	0.46	%(j)
Mellon Capital Management Corporation	1	0.065	%(d)
IronBridge Capital Management, LP	242	0.70	%(k)
Pzena Investment Management, LLC	57	1.00%
Cupps Capital Management, LLC	119	0.85%
Cadence Capital Management, LLC	—	0.065	%(b)(c)
Ariel Investments, LLC	43	1.00	%(l)
Parametric Portfolio Associates, LLC	13	0.30	%(e)
Parametric Portfolio Associates, LLC	—	0.05	%(c)(g)

Total	$608	0.66%

Institutional Small Cap-Mid Cap Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Frontier Capital Management Company, LLC	$250	0.46	%(j)
IronBridge Capital Management, LP	462	0.70	%(k)
Pzena Investment Management, LLC	99	1.00%
Cupps Capital Management, LLC	245	0.85%

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

Specialist Manager	Amount Earned (000)	Fee
Mellon Capital Management Corporation	$1	0.065	%(d) %
Cadence Capital Management, LLC	—	0.065	%(b)(c)
Ariel Investments, LLC	—	1.00	%(c)(l)
Parametric Portfolio Associates, LLC	18	0.14	%(e)
Parametric Portfolio Associates, LLC	—	0.05	%(c)(g)

Total	$1,075	0.62%

Real Estate Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Wellington Management Company, LLP	$874	0.69	%(m)
Mellon Capital Management Corporation	—	0.10	%(c)(n)
Cadence Capital Management, LLC	—	0.10	%(c)(o)
Parametric Portfolio Associates, LLC	12	0.47	%(e)
Parametric Portfolio Associates, LLC	—	0.05	%(c)(g)

Total	$886	0.69%

Commodity Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Wellington Management Company, LLP	$1,548	0.60	%(p)
Wellington Management Company, LLP	585	0.76	%(q)
Pacific Investment Management Company, LLC	364	0.49%
Mellon Capital Management Corporation	387	0.10	%(n)
Cadence Capital Management, LLC	—	0.10	%(c)(o)
Parametric Portfolio Associates, LLC	85	0.07	%(e)
Vaughan Nelson Investment Management, L.P.	17	0.35	%(r)
Parametric Portfolio Associates, LLC	—	0.05	%(g)

Total	$2,986	0.31%

ESG Growth Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Cadence Capital Management, LLC	$112	0.18	%(s)
Mellon Capital Management Corporation	48	0.09	%(t)
Agincourt Capital Management, LLC	—	0.12	%(c)
Parametric Portfolio Associates, LLC	—	0.15	%(c)(e)
Parametric Portfolio Associates, LLC	—	0.05	%(c)(g)

Total	$160	0.14%

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

Catholic SRI Growth Portfolio

Specialist Manager	Amount Earned (000)	Fee
Mellon Capital Management Corporation	$4	0.09	%(u)
Cadence Capital Management, LLC	6	0.14	%(v)
Agincourt Capital Management, LLC	—	0.12	%(c)
Parametric Portfolio Associates, LLC	—	0.15	%(c)(e)
Parametric Portfolio Associates, LLC	—	0.05	%(c)(g)

Total	$10	0.12%

International Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Causeway Capital Management, LLC	$908	0.45%
Artisan Partners Limited Partnership	768	0.70	%(w)
Capital Guardian Trust Company	357	0.48	%(x)
Cadence Capital Management, LLC	693	0.10	%(y)(z)
City of London Investment Management Company, Ltd.	—	0.80	%(c)(aa)
Mellon Capital Management Corporation	18	0.13	%(bb)(cc)
Parametric Portfolio Associates, LLC	65	0.08	%(e)
Parametric Portfolio Associates, LLC	—	0.05	%(g)

Total	$2,809	0.24%

Institutional International Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Causeway Capital Management, LLC	$1,225	0.45%
Artisan Partners Limited Partnership	1,338	0.65	%(w)
Capital Guardian Trust Company	353	0.50	%(x)
Cadence Capital Management, LLC	1,538	0.10	%(y)(z)
City of London Investment Management Company, Ltd.	—	0.80	%(c)(aa)
Lazard Asset Management LLC	998	0.36	%(dd)
Mellon Capital Management Corporation	158	0.13	%(bb)(cc)
Parametric Portfolio Associates, LLC	58	0.08	%(e)
Parametric Portfolio Associates, LLC	—	0.05	%(g)

Total	$5,668	0.22%

Emerging Markets Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Boston Company Asset Management, LLC	$4,643	0.59	%(ee)
Mellon Capital Management Corporation	1,050	0.13	%(cc)
Cadence Capital Management, LLC	—	0.13	%(c)(y)
City of London Investment Management Company, Ltd.	—	1.00	%(c)(ff)
Parametric Portfolio Associates, LLC	72	0.07	%(e)
Parametric Portfolio Associates, LLC	—	0.05	%(c)(g)

Total	$5,765	0.34%

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

Core Fixed Income Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Agincourt Capital Management, LLC	$30	0.08%
Mellon Capital Management Corporation	29	0.06	%(gg)
Mellon Capital Management Corporation	—	0.15	%(c)(hh)

Total	$59	0.07%

Fixed Opportunity Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Fort Washington Investment Advisors, Inc.	$1,046	0.20	%(ii)
Western Asset Management Company, Ltd.	979	0.75%
City of London Investment Management Company, Ltd.	195	0.45%
Mellon Capital Management Corporation	—	0.25	%(c)
Parametric Portfolio Associates, LLC	35	0.12	%(e)
Parametric Portfolio Associates, LLC	—	0.05	%(g)

Total	$2,255	0.30%

U.S. Government Fixed Income Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Mellon Capital Management Corporation	$126	0.06%

Inflation Protected Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Mellon Capital Management Corporation	$188	0.04	%(jj)

U.S. Corporate Fixed Income Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Agincourt Capital Management, LLC	$203	0.08%
Mellon Capital Management Corporation	—	0.15	%(c)

Total	$203	0.08%

U.S. Mortgage/Asset Backed Fixed Income Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Mellon Capital Management Corporation	$120	0.06%

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

Short-Term Municipal Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Breckinridge Capital Advisors, Inc.	$25	0.125%

Intermediate Municipal Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Standish Mellon Asset Management Company, LLC	$638	0.16	%(kk)

Intermediate Municipal II Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Breckinridge Capital Advisors, Inc.	$93	0.125%

(a)

AllianceBernstein L.P. (“AllianceBernstein”) receives a fee, which shall be payable monthly in arrears, of 0.37% of the average daily net assets of the first $150 million of the Combined Assets (as defined below), 0.35% of the next $150 million of Combined Assets and 0.29% of the Combined Assets exceeding $300 million.

“Combined Assets” shall mean the sum of: the net assets of the portion of the Value Portfolio and the Institutional Value Portfolio managed by AllianceBernstein, and assets invested in the same investment strategy as the Portfolio that are managed by AllianceBernstein for certain other clients of the Trust’s primary adviser.

(b)

Cadence Capital Management, LLC (“Cadence”) receives a fee, which shall be calculated daily and payable monthly in arrears. For so long as Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.065% of the average daily net assets of the portion of the Portfolio managed by Cadence. If the Combined Assets are reduced to $2 billion or less due to redemptions, the fee shall be calculated at the annual rate of 0.075% beginning in the following calendar year.

“Combined Assets” shall mean the sum of: the net assets managed by Cadence in the Value Portfolio, Institutional Value Portfolio, Growth Portfolio, Institutional Growth Portfolio, Small Cap–Mid Cap Portfolio, Institutional Small Cap–Mid Cap Portfolio, Real Estate Portfolio, Commodity Portfolio, International Portfolio, Institutional International Portfolio, Emerging Markets Portfolio, and the net assets managed by Cadence in other investment advisory accounts for which HC Capital Solutions or certain of its affiliates serves as investment adviser.

(c)	Specialist Manager approved by the Board but a strategy to which no assets were allocated during the year ending June 30, 2016.

(d)

Mellon Capital Management Corporation (“Mellon”) receives a fee, which shall be calculated daily and payable monthly in arrears. For so long as Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.065% of the average daily net assets of the portion of the Portfolio managed by Mellon. If the Combined Assets are reduced to $2 billion or less due to redemptions, the fee shall be calculated at the annual rate of 0.075% beginning in the following calendar year.

“Combined Assets” shall mean the sum of: the net assets managed by Mellon in the Value Portfolio, Institutional Value Portfolio, Growth Portfolio, Institutional Growth Portfolio, Small Cap–Mid Cap Portfolio, Institutional Small Cap–Mid Cap Portfolio, Real Estate Portfolio, Commodity Portfolio, International Portfolio, Institutional International Portfolio, Emerging Markets Portfolio, and the net assets managed by Mellon in other investment advisory accounts for which HC Capital Solutions serves as investment adviser.

(e)

With respect to its Liquidity Strategy, Parametric Portfolio Associates, LLC (“Parametric”) receives a fee, which shall be calculated daily and payable monthly in arrears, at an annual rate of 0.15% of the first $50 million of the Combined

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

Assets (as defined below); 0.10% of the next $100 million of Combined Assets; and 0.05% of Combined Assets over $150 million. Parametric is also entitled to receive a flat fee of $10,000 per year for each Portfolio.  1⁄12 of such fee will be waived with respect to each calendar month during which no Portfolio assets were allocated to that Portfolio.

“Combined Assets” shall mean the sum of: the net assets of that portion of each Portfolio managed by Parametric for investment in its Liquidity Strategy.

(f)

With respect to its Defensive Strategy, Parametric receives a fee, which shall be calculated daily and payable monthly in arrears, at an annual rate of 0.35% of the first $50 million of the Combined Assets (as defined below) and 0.25% of Combined Assets over $50 million.

“Combined Assets” shall mean the sum of: the net assets of that portion of the Value Portfolio, Institutional Value Portfolio, Growth Portfolio, and Institutional Growth Portfolio managed by Parametric for investment in its Defensive Strategy.

(g)

With respect to its Targeted Strategy, Parametric receives a fee, which shall be calculated daily and payable in arrears at the rate of 0.05%. Parametric is also entitled to receive a flat fee of $5,000 per year for each Portfolio, provided that such fee will be waived with respect to each calendar year during which no Portfolio assets were allocated to that Portfolio.

(h)

Jennison Associates LLC (“Jennison”) is entitled to receive an annual fee of no more than 0.30% of average daily net assets of that portion of the Growth Portfolio and Institutional Growth Portfolio allocated to Jennison (the “Jennison Accounts”). While the rate at which Jennison’s fee for managing the Portfolios will not exceed 0.30%, the fee may decrease based on the aggregate market value of the Jennison Accounts and certain other assets managed by Jennison (which may pay fees exceeding 0.30%) for the benefit of certain investors who are clients of the Trust’s primary adviser at the following annual rates:

—	0.75% on the first $10 million;

—	0.50% on the next $30 million;

—	0.35% on the next $25 million;

—	0.25% on the next $335 million;

—	0.22% on the next $600 million;

—	0.20% on the next $4 billion; and

—	0.25% on the balance

(i)

Sustainable Growth Advisers, LP (“SGA”) receives a fee, which shall be calculated daily and payable monthly, at an annual rate of 0.35% of the first $200 million of Combined Assets (as defined below); 0.30% of the next $200 million of Combined Assets; 0.25% of the next $200 million of Combined Assets; 0.22% of the next $400 million of Combined Assets; and 0.20% of Combined Assets exceeding $1 billion.

“Combined Assets” shall mean the sum of: the net assets managed by SGA in the Growth Portfolio, the net assets managed by SGA in the Institutional Growth Portfolio, and the net assets invested in the same strategy as the Portfolios that are managed by SGA for certain other clients of the Trust’s primary adviser.

(j)

Frontier Capital Management Company, LLC (“Frontier”) receives a fee, which shall be calculated daily and payable monthly, at an annual rate of 0.45% of the first $90 million of Combined Assets (as defined below) and 0.75% of Combined Assets exceeding $90 million.

“Combined Assets” shall mean the sum of: the net assets managed by Frontier in the Small Cap–Mid Cap Portfolio, the net assets managed by Frontier in the Institutional Small Cap–Mid Cap Portfolio, and the net assets invested in the same strategy as the Portfolios that are managed by Frontier for certain other clients of the Trust’s primary adviser.

(k)

Effective July 1, 2015 through September 29, 2015, IronBridge Capital Management LP (“IronBridge”) voluntarily agreed to lower its fee from 0.95% to 0.70% of the average daily net assets that it manages for the Portfolio. Effective September 30, 2015, IronBridge contractually agreed to receive a fee at an annual rate of 0.70%.

(l)

For its services to the Small Cap–Mid Cap Portfolio and the Institutional Small Cap–Mid Cap Portfolio, Ariel Investments, LLC (“Ariel”) receives an annual fee, calculated daily and payable quarterly, in arrears, based on the

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

Combined Assets (as defined below), in accordance with the following schedule: 1.00% of the first $10 million of the Combined Assets, 0.75% of the next $10 million of Combined Assets and 0.50% of the Combined Assets exceeding $20 million. Ariel did not manage assets for the Institutional Small Cap-Mid Cap Portfolio during the period shown in the table.

“Combined Assets” shall mean the sum of: the net assets managed by Ariel in the Small Cap–Mid Cap Portfolio, the Institutional Small Cap–Mid Cap Portfolio and the net assets invested in the same strategy as the Portfolios that are managed by Ariel for certain other clients of the Trust’s primary adviser or certain of its affiliates.

(m)

Wellington Management Company, LLP (“Wellington”) receives a fee, which shall be payable monthly in arrears of 0.75% of the average daily net assets of the first $50 million of the Combined Assets (as defined below). On Combined Assets over $50 million, the fee shall be at the annual rate of 0.65% of the Combined Assets.

“Combined Assets” shall mean the sum of: the net assets of the Real Estate Portfolio and assets invested in the same investment strategy as the Portfolio that are managed by Wellington for certain other clients of the Trust’s primary adviser.

(n)

Mellon receives a fee, which shall be calculated daily and payable monthly in arrears. For so long as Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.10% of the average daily net assets of the portion of the Portfolio managed by Mellon. If the Combined Assets are reduced to $2 billion or less due to redemptions, the fee shall be calculated at the annual rate of 0.11% beginning in the following calendar year.

“Combined Assets” shall mean the sum of: the net assets managed by Mellon in the Value Portfolio, Institutional Value Portfolio, Growth Portfolio, Institutional Growth Portfolio, Small Cap–Mid Cap Portfolio, Institutional Small Cap–Mid Cap Portfolio, Real Estate Portfolio, Commodity Portfolio, International Portfolio, Institutional International Portfolio, Emerging Markets Portfolio, and the net assets managed by Mellon in other investment advisory accounts for which HC Capital Solutions or certain of its affiliates serves as investment adviser.

(o)

Cadence receives a fee, which shall be calculated daily and payable monthly in arrears. For so long as Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.10% of the average daily net assets of the portion of the Portfolio managed by Cadence. If the Combined Assets are reduced to $2 billion or less due to redemptions, the fee shall be calculated at the annual rate of 0.11% beginning in the following calendar year.

“Combined Assets” shall mean the sum of: the net assets managed by Cadence in the Value Portfolio, Institutional Value Portfolio, Growth Portfolio, Institutional Growth Portfolio, Small Cap–Mid Cap Portfolio, Institutional Small Cap–Mid Cap Portfolio, Real Estate Portfolio, Commodity Portfolio, International Portfolio, Institutional International Portfolio, Emerging Markets Portfolio, and the net assets managed by Cadence in other investment advisory accounts for which HC Capital Solutions or certain of its affiliates serves as investment adviser.

(p)

With respect to its Global National Resources Strategy (“GNRS”), Wellington is entitled to receive a fee, which shall be payable monthly in arrears at the annual rate of 0.60% of the average daily net assets of the GNRS account, so long as at least $150 million in assets are present in the GNRS and 0.85% if less than $150 million in assets are present in the GNRS.

(q)

With respect to its Commodity Futures Strategy account, Wellington is entitled to receive a fee, which shall be payable monthly in arrears at the annual rate of 0.75% of the average daily net assets of the Commodity Futures Strategy account.

(r)

Vaughan Nelson Investment Management L.P. (“Vaughan Nelson”) receives a fee, which is calculated daily and payable quarterly, at the annual rate of 0.35% of the first $25 million of Combined Assets (as defined below), 0.25% of the next $75 million of Combined Assets and 0.20% of the Combined Assets exceeding $100 million.

“Combined Assets” shall mean the sum of: the net assets of the Commodity Portfolio and the net assets managed by Vaughan Nelson in other investment advisory accounts for which HC Capital Solutions serves as investment adviser.

(s)

With respect to the Domestic Large Cap Equity Securities portion of the Portfolio managed by Cadence, Cadence receives a fee, which shall be calculated daily and payable monthly in arrears at the rate of 0.09% of such net assets of that portion of the Portfolio for the first twelve months of the Portfolio’s operations. After the first anniversary of the effective date of the agreement, Cadence will receive a fee at the rate of 0.12% if such net assets are less than $100 million, and at the rate of 0.09% if such net assets equal or exceed $100 million. For the period ending June 30, 2016, Cadence has voluntarily agreed to waive that increase.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

With respect to the Developed Markets International Equity Securities portion of the Portfolio managed by Cadence, Cadence receives a fee, which shall be calculated daily and payable monthly in arrears at the rate of 0.14% of such net assets of that portion of the Portfolio for the first twelve months of the Portfolio’s operations. After the first anniversary of the effective date of the agreement, Cadence will receive a fee at the rate of 0.20% if such net assets are less than $100 million, and at the rate of 0.14% if such net assets equal or exceed $100 million. For the period ending June 30, 2016, Cadence has voluntarily agreed to waive that increase.

In addition, Cadence receives an annual flat fee of $24,000.

(t)

With respect to the Domestic Large Cap Equity Securities portion of the Portfolio managed by Mellon, Mellon receives a fee, which shall be calculated daily and payable monthly in arrears at the rate of 0.09% of such net assets for the first twelve months of the Portfolio’s operations. After the first anniversary of the effective date of the agreement, Mellon will receive a fee at the rate of 0.12% if such net assets are less than $100 million, and at the rate of 0.09% if such net assets equal or exceed $100 million. For the period ending June 30, 2016, Mellon has voluntarily agreed to waive that increase.

With respect to the Developed Markets International Equity Securities portion of the Portfolio managed by Mellon, Mellon receives a fee, which shall be calculated daily and payable monthly in arrears at the rate of 0.14% of such net assets for the first twelve months of the Portfolio’s operations. After the first anniversary of the effective date of the agreement at the rate of 0.20% if such net assets are less than $100 million, and at the rate of 0.14% if such net assets equal or exceed $100 million. For the period ending June 30, 2016, Cadence has voluntarily agreed to waive that increase.

With respect to the Domestic Small and Mid Cap Equity Securities portion of the Portfolio managed by Mellon, Mellon receives a fee, which shall be calculated daily and payable monthly in arrears at the rate of 0.12% of such net assets.

With respect to the Emerging Markets International Equity Securities portion of the Portfolio managed by Mellon, Mellon receives a fee, which shall be calculated daily and payable monthly in arrears at the rate of 0.18% of such net assets.

(u)

With respect to the Domestic Large Cap Equity Securities portion of the Portfolio managed by Cadence, Cadence receives a fee, which shall be calculated daily and payable monthly in arrears at the rate of 0.09% of such net assets of that portion of the Portfolio for the first twelve months of the Portfolio’s operations. After the first anniversary of the effective date of the agreement, Cadence will receive a fee at the rate of 0.12% if such net assets are less than $100 million, and at the rate of 0.09% if such net assets equal or exceed $100 million.

With respect to the Developed Markets International Equity Securities portion of the Portfolio managed by Cadence, Cadence receives a fee, which shall be calculated daily and payable monthly in arrears at the rate of 0.14% of such net assets of that portion of the Portfolio for the first twelve months of the Portfolio’s operations. After the first anniversary of the effective date of the agreement, Cadence will receive a fee at the rate of 0.20% if such net assets are less than $100 million, and at the rate of 0.14% if such net assets equal or exceed $100 million.

(v)

With respect to the Domestic Large Cap Equity Securities portion of the Portfolio managed by Mellon, Mellon receives a fee, which shall be calculated daily and payable monthly in arrears at the rate of 0.09% of such net assets for the first twelve months of the Portfolio’s operations. After the first anniversary of the effective date of the agreement, Mellon will receive a fee at the rate of 0.12% if such net assets are less than $100 million and at the rate of 0.09% if such net assets equal or exceed $100 million.

With respect to Domestic Small and Mid Cap Equity Securities portion of the Portfolio managed by Mellon, Mellon receives a fee, which shall be calculated daily and payable monthly in arrears at the rate of 0.12% of the net assets value of Designated Assets.

With respect to the Developed Markets International Equity Securities portion of the Portfolio managed by Mellon, Mellon receives a fee, which shall be calculated daily and payable monthly in arrears at the rate of 0.14% of such net assets for the first twelve months of the Portfolio’s operations. After the first anniversary of the effective date of the agreement at the rate of 0.20% if such net assets are less than $100 million, and at the rate of 0.14% if such net assets equal or exceed $100 million.

With respect to the Emerging Markets International Equity Securities portion of the Portfolio managed by Mellon, Mellon receives a fee, which shall be calculated daily and payable monthly in arrears at the rate of 0.18% of such net assets.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

(w)

Artisan Partners Limited Partnership (“Artisan”) receives a fee, which shall be payable monthly in arrears. For so long as the Combined Assets (as defined below) are greater than $500 million, the fee shall be at the annual rate of 0.47% of the average daily net assets of the Portfolios. If the Combined Assets are reduced to $500 million or less, the fee shall be calculated based on average daily net assets of the Portfolios at the following annual rates:

—	0.80% on assets up to $50 million; and

—	0.60% on assets in excess of $50 million

“Combined Assets” shall mean the sum of: the net assets of the International Portfolio managed by Artisan and the net assets of the Institutional International Portfolio managed by Artisan.

(x)

Capital Guardian Trust Company (“CapGuardian”) receives a fee, which shall be payable quarterly in arrears in accordance with the following annual rates. The minimum annual fee (based on an account size of $50 million) is $312,500.

—	0.70% on the first $25 million;

—	0.55% on the next $25 million;

—	0.425% on the next $200 million; and

—	0.375% on the balance

When the total aggregated fees exceed $3 million, before discounts (as set forth below), fee break points are to be eliminated and the Portfolio will pay its fee at an annual rate of 0.375% on all assets in the Portfolio managed by CapGuardian.

The following fee discounts will be applied based upon the total annualized aggregate fees, which include fees from separate accounts, pooled investments vehicles, and funds with internally charged fees managed by The Capital Group Companies, Inc. The resulting discount percentage will be applied to each account’s fees (excluding fees related to investments in funds with internally charged fees):

—	5% discount on fees from $1.25 million to $4 million;

—	7.5% discount on fees from $4 million to $8 million;

—	10% discount on fees from $8 million to $12 million; and

—	12.5% discount on fees over $12 million

(y)

With respect to the emerging markets portion of the Portfolio managed by Cadence, Cadence receives a fee, which shall be calculated daily and payable monthly in arrears. For so long as Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.13% of the average daily net assets of that portion of the Portfolio. If the Combined Assets are reduced to $2 billion or less due to redemptions, the fee shall be calculated at the annual rate of 0.15% beginning in the following calendar year.

“Combined Assets” shall mean the sum of: the net assets managed by Cadence in the Value Portfolio, Institutional Value Portfolio, Growth Portfolio, Institutional Growth Portfolio, Small Cap–Mid Cap Portfolio, Institutional Small Cap–Mid Cap Portfolio, Real Estate Portfolio, Commodity Portfolio, International Portfolio, Institutional International Portfolio, Emerging Markets Portfolio, and the net assets managed by Cadence in other investment advisory accounts for which HC Capital Solutions or certain of its affiliates serves as investment adviser.

(z)

With respect to the developed markets portion of the Portfolio managed by Cadence, Cadence receives a fee, which shall be calculated daily and payable monthly in arrears. For so long as Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.10% of the average daily net assets of that portion of the Portfolio. If the Combined Assets are reduced to $2 billion or less due to redemptions, the fee shall be calculated at the annual rate of 0.11% beginning in the following calendar year.

“Combined Assets” shall mean the sum of: the net assets managed by Cadence in the Value Portfolio, Institutional Value Portfolio, Growth Portfolio, Institutional Growth Portfolio, Small Cap–Mid Cap Portfolio, Institutional Small Cap–Mid Cap Portfolio, Real Estate Portfolio, Commodity Portfolio, International Portfolio, Institutional International Portfolio, Emerging Markets Portfolio, and the net assets managed by Cadence in other investment advisory accounts for which HC Capital Solutions or certain of its affiliates serves as investment adviser.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

(aa)

City of London Investment Management Company, Ltd. (“CLIM”) receives a fee, which shall be calculated daily and payable quarterly in arrears at the annual rate of 0.80% of the first $50 million of the Combined Assets (as defined below) and 0.40% of the Combined assets exceeding $50 million.

“Combined Assets” shall mean the sum of: the net assets managed by CLIM in the Portfolio and the net assets invested in the same strategy as the Portfolio that are managed by CLIM for certain other clients of the Trust’s primary adviser.

(bb)

With respect to the developed markets portion of the Portfolio managed by Mellon, Mellon receives a fee, which shall be calculated daily and payable monthly in arrears. For so long as Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.10% of the average daily net assets of that portion of the Portfolio. If the Combined Assets are reduced to $2 billion or less due to redemptions, the fee shall be calculated at the annual rate of 0.11% beginning in the following calendar year.

“Combined Assets” shall mean the sum of: the net assets managed by Mellon in the Value Portfolio, Institutional Value Portfolio, Growth Portfolio, Institutional Growth Portfolio, Small Cap–Mid Cap Portfolio, Institutional Small Cap–Mid Cap Portfolio, Real Estate Portfolio, Commodity Portfolio, International Portfolio, Institutional International Portfolio, Emerging Markets Portfolio, and the net assets managed by Mellon in other investment advisory accounts for which HC Capital Solutions or certain of its affiliates serves as investment adviser.

(cc)

With respect to the emerging markets portion of the Portfolio managed by Mellon, Mellon receives a fee, which shall be calculated daily and payable monthly in arrears. For so long as Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.13% of the average daily net assets of that portion of the Portfolio. If the Combined Assets are reduced to $2 billion or less due to redemptions, the fee shall be calculated at the annual rate of 0.15% beginning in the following calendar year.

“Combined Assets” shall mean the sum of: the net assets managed by Mellon in the Value Portfolio, Institutional Value Portfolio, Growth Portfolio, Institutional Growth Portfolio, Small Cap–Mid Cap Portfolio, Institutional Small Cap–Mid Cap Portfolio, Real Estate Portfolio, Commodity Portfolio, International Portfolio, Institutional International Portfolio, Emerging Markets Portfolio, and the net assets managed by Mellon in other investment advisory accounts for which HC Capital Solutions or one of its affiliates serves as investment adviser.

(dd)

Lazard Asset Management, LLC (“Lazard”) receives a fee which shall be payable monthly in arrears of 0.40% of the average daily net assets of the first $75 million and 0.35% on the excess over $75 million of that portion of the Portfolio managed by Lazard.

(ee)

Boston Company Asset Management, LLC (“Boston Company”) receives an annual fee of 0.90% of the average daily net assets of the first $50 million; 0.85% of the average daily net assets on the next $50 million; 0.70% of the average daily net assets on the next $100 million; 0.55% of the average daily net assets on the next $200 million; and 0.50% of the average daily net assets over $400 million of that portion of the Portfolio managed by Boston Company.

(ff)

CLIM receives a fee, which shall be calculated daily and payable quarterly in arrears at the annual rate of 1.00% of the first $100 million of the Combined Assets (as defined below); 0.80% of the next $100 million of the Combined Assets; and 0.50% of the Combined Assets exceeding $200 million.

“Combined Assets” shall mean the sum of: the net assets managed by CLIM in the Portfolio and the net assets invested in the same strategy as the Portfolio that are managed by CLIM for certain other clients of the Trust’s primary adviser.

(gg)

Mellon receives a fee which shall be calculated daily and payable monthly at the annual rate of 0.06% of the average daily net assets of the U.S. mortgage- and asset-backed and U.S. Government securities portions of the Core Fixed Income Portfolio managed by Mellon. Mellon also receives a fee at the annual rate of 0.06% of the average daily net assets of the U.S. Government Fixed Income Portfolio and the U.S. Mortgage/Asset Backed Fixed Income Portfolio.

(hh)

Mellon receives a fee which shall be calculated daily and payable monthly at the annual rate of 0.15% of the average daily net assets of the U.S. corporate fixed-income securities portion of the Core Fixed Income Portfolio managed by Mellon. Mellon also receives a fee at the annual rate of 0.15% of the average daily net assets of the portion of the U.S. Corporate Fixed Income Portfolio managed by Mellon.

(ii)

Fort Washington Investment Advisors, Inc. (“Fort Washington”) receives a fee, which shall be payable quarterly in arrears. For so long as the Combined Assets (as defined below) are greater than $200 million, the fee shall be at the annual rate of 0.20% of the Combined Assets. If the Combined Assets are reduced to $200 million or less due to

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

withdrawals or redemptions, beginning with the first calendar quarter following the date of such withdrawals or redemptions, the fee shall be based on 0.40% of the Combined Assets of the first $25 million, 0.375% of the Combined Assets of the next $25 million, 0.3375% of the Combined Assets of the next $50 million, 0.25% of the Combined Assets of the next $100 million, and 0.20% of the Combined Assets exceeding $200 million.

“Combined Assets” shall mean the sum of: the net assets managed by Fort Washington in the Portfolio and the net assets invested in the same strategy as the Portfolio that are managed by Fort Washington for the benefit of certain investors who are clients of the Trust’s primary adviser.

(jj)

Mellon receives a fee, which shall be payable monthly in arrears, at the annual rate of: 0.04% of the average daily net assets invested according to a domestic inflation-protected securities strategy; 0.07% of the average daily net assets invested according to a global inflation-protected securities strategy; and 0.13% of the average daily net assets invested according to an emerging-markets inflation-protected securities strategy.

(kk)

Standish Mellon Asset Management Company LLC (“Standish Mellon”) receives a fee, which shall be calculated daily and payable quarterly, at an annual rate of 0.25% for the first $100 million of the Combined Assets (as defined below) and 0.15% of the Combined Assets exceeding $100 million. Standish Mellon is entitled to receive a fee at an annual rate not to exceed 0.20% of the Combined Assets.

“Combined Assets” shall mean the sum of: the net assets managed by Standish Mellon in the Portfolio and the net assets invested in the same strategy as the Portfolio that are managed by Standish Mellon for the benefit of certain investors who are clients of the Trust’s primary adviser.

Pursuant to discretionary investment advisory agreements between the Trust and the Adviser, the Adviser is paid a fee which is accrued daily and paid monthly at an annual rate of 0.05% of average daily net assets per Portfolio. The fees that the Adviser receives are listed as “Management fees” on the Statements of Operations. The Adviser continuously monitors the performance of various investment management organizations, including the Specialist Managers retained by the Trust, and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. The Adviser is also authorized to allocate and reallocate assets among Specialist Managers in multi-manager portfolios of the Trust from time to time without additional authorization of the Board. In addition, the Adviser will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust’s principal office. The Securities and Exchange Commission has issued an order that permits the Trust to enter into portfolio management agreements with Specialist Managers upon the approval of the Board but without submitting such contracts for the approval of the shareholders of the relevant Portfolio under certain circumstances.

Citi provides the Portfolios with administrative and fund accounting services. The fees for these services are disclosed as “Administrative service fees” on the Statements of Operations. The fees are accrued daily and payable on a monthly basis at an annual rate of 0.0506% of the Trust’s Portfolios’ average daily net assets up to $6 billion; 0.0047% of the Trust’s Portfolios’ average daily net assets between $6 billion and $12 billion; and 0.0276% in excess of $12 billion.

FIS Investor Services LLC, formerly SunGard Investor Services LLC, a wholly-owned subsidiary of Fidelity National Information Services, provides dividend and capital gains disbursing agent and transfer agency services. The fees for these services are disclosed as “Transfer agency fees” on the Statements of Operations. The fees are accrued daily and payable on a monthly basis at an annual rate of 0.0034% of the Trust’s Portfolios’ average daily net assets up to $6 billion; 0.0003% of the Trust’s Portfolios’ average daily net assets between $6 billion and $12 billion; and 0.0019% in excess of $12 billion.

The Trust has adopted a Distribution Plan for the HC Advisors Shares under which the Adviser may receive compensation for distribution services. Under the Distribution Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, the Adviser is entitled to receive a fee of up to 0.25% annually of the average daily net assets attributable to the HC Advisors Shares. Currently, the Adviser is voluntarily waiving all fees associated with the Distribution Plan, and there is no current intention to collect such a fee.

Unified Financial Securities, LLC (“Unified”), a wholly-owned subsidiary of Ultimus Fund Solutions LLC, provides certain distribution services to the Trust. Unified receives an annual fee of $50,000 for performing the services listed under its agreement with the Trust. None of Unified’s duties under its agreement are primarily intended to result in the sale of Trust shares.

Alaric Compliance Services, LLC (“Alaric”) provides an employee to serve as the Trust’s Chief Compliance Officer. For these services, Alaric is compensated $150,000 per year.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

The Portfolios may use related party broker-dealers. For the year ended June 30, 2016, the following Portfolios incurred brokerage commissions with broker-dealers affiliated with the Specialist Managers as follows (amounts in thousands):

Portfolio	Commissions Amount
Growth Portfolio	$—
Institutional Growth Portfolio	—
Small Cap-Mid Cap Portfolio	—
Institutional Small Cap–Mid Cap Portfolio	—
Commodity Portfolio	—
Emerging Markets Portfolio	30

Amounts designated as “—” have been rounded to $0.

4.    PURCHASE AND SALE TRANSACTIONS.    The aggregate cost of purchases and proceeds from sales of investment securities, other than long-term U.S. government securities, TBA securities and short-term securities, for the period ending June 30, 2016 were as follows (amounts in thousands):

Portfolio	Purchases	Sales
Value Portfolio	$326,360	$419,892
Institutional Value Portfolio	478,365	568,762
Growth Portfolio	256,458	477,864
Institutional Growth Portfolio	386,995	631,304
Small Cap–Mid Cap Portfolio	42,942	45,654
Institutional Small Cap–Mid Cap Portfolio	81,785	81,889
Real Estate Portfolio	63,414	71,306
Commodity Portfolio	735,527	703,533
ESG Growth Portfolio	169,657	41,692
Catholic SRI Growth Portfolio	14,821	4,517
International Portfolio	484,100	784,249
Institutional International Portfolio	1,090,478	1,156,426
Emerging Markets Portfolio	759,610	628,434
Core Fixed Income Portfolio	28,693	27,860
Fixed Opportunity Portfolio	466,437	459,645
U.S. Corporate Fixed Income Portfolio	165,321	144,591
U.S. Mortgage/Asset Backed Fixed Income Portfolio	1,822	7,914
Short-Term Municipal Portfolio	7,447	8,706
Intermediate Municipal Portfolio	120,356	133,578
Intermediate Municipal II Portfolio	8,089	11,203
The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the period ending June 30, 2016 were as follows (amounts in thousands):

Portfolio	Purchases	Sales
Commodity Portfolio	$230,390	$272,512
Core Fixed Income Portfolio	19,907	37,784
Fixed Opportunity Portfolio	974	—
U.S. Government Fixed Income Portfolio	104,984	164,296
Inflation Protected Portfolio	97,800	131,921
U.S. Corporate Fixed Income Portfolio	13,635	13,721
U.S. Mortgage/Asset Backed Fixed Income Portfolio	26,870	58,434

5.    FEDERAL INCOME TAXES.    It is the policy of each Portfolio to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve it (but not the shareholders) from all, or substantially all, federal income taxes. The Portfolios may, under circumstances, utilize equalization accounting for tax purposes by designating earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

The Trust has evaluated tax positions taken or expected to be taken in the course of preparing each Portfolio’s tax returns to determine whether it is more likely than not (i.e., greater than 50-percent chance) that each tax position will be sustained upon examination by a tax authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in tax years remain subject to examination by tax authorities (generally the last three tax year ends 2013 to 2015, and the interim tax period since then). The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability and, therefore, there is no impact to the Portfolios’ financial statements. Furthermore, management of the Portfolios is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

A.    Unrealized Appreciation/Depreciation on securities (amounts in thousands):

Portfolio	Tax Cost of Securities	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Tax Unrealized Appreciation/ (Depreciation)
Value Portfolio	$523,347	$75,675	$(23,442)	$52,233
Institutional Value Portfolio	824,338	106,489	(34,924)	71,565
Growth Portfolio	548,235	192,770	(9,966)	182,804
Institutional Growth Portfolio	1,038,173	257,407	(21,419)	235,988
Small Cap Mid–Cap Portfolio	81,708	23,179	(6,297)	16,882
Institutional Small Cap–Mid Cap Portfolio	158,104	42,714	(8,380)	34,334
Real Estate Portfolio	117,684	33,013	(398)	32,615
ESG Growth Portfolio	126,429	5,615	(11,362)	(5,747)
Catholic SRI Growth Portfolio	19,239	1,727	(417)	1,310
International Portfolio	1,197,137	89,341	(131,236)	(41,895)
Institutional International Portfolio	2,746,611	178,628	(348,808)	(170,180)
Emerging Markets Portfolio	2,037,685	90,540	(325,042)	(234,502)
Core Fixed Income Portfolio	88,012	2,509	(146)	2,363
Fixed Opportunity Portfolio	787,134	16,413	(24,181)	(7,768)
U.S. Government Fixed Income Portfolio	232,713	9,404	(312)	9,092
Inflation Protected Portfolio	475,298	16,871	(434)	16,437
U.S. Corporate Fixed Income Portfolio	277,724	7,906	(654)	7,252
U.S. Mortgage/Asset Backed Fixed Income Portfolio	222,073	4,923	(162)	4,761
Short-Term Municipal Portfolio	18,977	223	(1)	222
Intermediate Municipal Portfolio	394,229	15,268	(4,073)	11,195
Intermediate Municipal II Portfolio	70,623	4,114	—	4,114

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, the difference between book and tax accretion methods for market discount, and an in-kind purchase by an investor that, for tax purposes, created a controlling interest in a Portfolio.

B.    Tax Characteristics of Distributions Paid

The tax characteristics of distributions paid during the fiscal years ending June 30, 2016 and June 30, 2015 were as follows (amounts in thousands):

	Distributions Paid From:
Year Ended June 30, 2016	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Tax-Exempt Distributions	Total Distributions Paid*
Value Portfolio	$13,594	$23,956	$37,550	$—	$—	$37,550
Institutional Value Portfolio	39,476	78,851	118,327	—	—	118,327
Growth Portfolio	11,428	162,125	173,553	—	—	173,553
Institutional Growth Portfolio	25,896	219,854	245,750	—	—	245,750

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

	Distributions Paid From:
Year Ended June 30, 2016	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Tax-Exempt Distributions	Total Distributions Paid*
Small Cap–Mid Cap Portfolio	$46	$—	$46	$17	$—	$63
Institutional Small Cap–Mid Cap Portfolio	236	10,679	10,915	268	—	11,183
Real Estate Portfolio	4,781	11,963	16,744	—	—	16,744
ESG Growth Portfolio	3,200	—	3,200	—	—	3,200
Catholic SRI Growth Portfolio	330	—	330	—	—	330
International Portfolio	42,467	73,644	116,111	—	—	116,111
Institutional International Portfolio	102,022	92,229	194,251	—	—	194,251
Emerging Markets Portfolio	43,277	—	43,277	—	—	43,277
Core Fixed Income Portfolio	2,569	524	3,093	—	—	3,093
Fixed Opportunity Portfolio	44,605	3,591	48,196	—	—	48,196
U.S. Government Fixed Income Portfolio	3,835	1,729	5,564	—	—	5,564
Inflation Protected Portfolio	938	—	938	—	—	938
U.S. Corporate Fixed Income Portfolio	9,538	3,560	13,098	—	—	13,098
U.S. Mortgage/Asset Backed Fixed Income Portfolio	6,050	—	6,050	—	—	6,050
Short-Term Municipal Portfolio	—	3	3	—	214	217
Intermediate Municipal Portfolio	11	—	11	—	8,827	8,838
Intermediate Municipal II Portfolio	2	33	35	—	1,576	1,611

	Distributions Paid From:
Year Ended June 30, 2015	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Tax-Exempt Distributions	Total Distributions Paid*
Value Portfolio	$12,564	$—	$12,564	$—	$—	$12,564
Institutional Value Portfolio	42,720	97,668	140,388	—	—	140,388
Growth Portfolio	7,789	9,909	17,698	—	—	17,698
Institutional Growth Portfolio	23,423	83,131	106,554	—	—	106,554
Small Cap–Mid Cap Portfolio	34	—	34	—	—	34
Institutional Small Cap–Mid Cap Portfolio	377	18,814	19,191	—	—	19,191
Real Estate Portfolio	6,811	2,590	9,401	—	—	9,401
International Portfolio	44,795	152,274	197,069	—	—	197,069
Institutional International Portfolio	119,433	236,374	355,807	—	—	355,807
Emerging Markets Portfolio	53,137	17,148	70,285	—	—	70,285
Core Fixed Income Portfolio	2,521	—	2,521	—	—	2,521
Fixed Opportunity Portfolio	51,313	10,450	61,763	—	—	61,763
U.S. Government Fixed Income Portfolio	3,348	—	3,348	—	—	3,348
Inflation Protected Portfolio	3,769	—	3,769	868	—	4,637
U.S. Corporate Fixed Income Portfolio	8,967	140	9,107	—	—	9,107
U.S. Mortgage/Asset Backed Fixed Income Portfolio	7,141	—	7,141	—	—	7,141
Short-Term Municipal Portfolio	—	4	4	—	268	272
Intermediate Municipal Portfolio	68	—	68	—	9,181	9,249
Intermediate Municipal II Portfolio	—	322	322	—	1,543	1,865

*	Total distributions paid may differ from what appears in the Statements of Changes in Net Assets because dividends for tax purposes are recognized when actually paid.

Amounts designated as “—” are $0 or have been rounded to $0.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

C.    Components of Accumulated Earnings

As of June 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows (amounts in thousands):

Portfolio	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Dividends Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)
Value Portfolio	$295	$8,541	$8,836	$—	$—	$52,233	$61,069
Institutional Value Portfolio	214	17,807	18,021	—	—	71,565	89,586
Growth Portfolio	113	31,390	31,503	—	(1,926)	182,804	212,381
Institutional Growth Portfolio	616	47,082	47,698	—	—	235,988	283,686
Small Cap–Mid Cap Portfolio	—	—	—	—	(15,751)	16,882	1,131
Institutional Small Cap–Mid Cap Portfolio	—	—	—	—	(2,354)	34,335	31,981
Real Estate Portfolio	279	5,615	5,894	—	—	32,615	38,509
ESG Growth Portfolio	293	—	293	—	(1,925)	(5,753)	(7,385)
Catholic SRI Growth Portfolio	389	—	389	—	—	1,309	1,698
International Portfolio	2,329	—	2,329	—	(51,464)	(42,103)	(91,238)
Institutional International Portfolio	5,680	—	5,680	—	(74,039)	(170,755)	(239,114)
Emerging Markets Portfolio	3,164	—	3,164	—	(106,669)	(234,252)	(337,757)
Core Fixed Income Portfolio	39	—	39	(6)	(70)	2,363	2,326
Fixed Opportunity Portfolio	1,768	—	1,768	—	(60,416)	(7,773)	(66,421)
U.S. Government Fixed Income Portfolio	393	810	1,203	(49)	—	9,091	10,245
Inflation Protected Portfolio	3,014	—	3,014	—	(1,058)	16,437	18,393
U.S. Corporate Fixed Income Portfolio	238	—	238	(108)	(576)	7,252	6,806
U.S. Mortgage/Asset Backed Fixed Income Portfolio	192	—	192	(86)	(6,976)	4,761	(2,109)
Short-Term Municipal Portfolio	16	—	16	(16)	(2)	222	220
Intermediate Municipal Portfolio	196	—	196	(45)	(4,129)	11,195	7,217
Intermediate Municipal II Portfolio	38	97	135	(10)	—	4,113	4,238

D.    Capital Loss Carryforwards

As of their tax year ending June 30, 2016, the following Portfolios had capital loss carryforwards (“CLCFs”) as summarized below (amounts in thousands):

CLCFs subject to expiration:

Portfolio	Expires 2018	Expires 2019	Total
Small Cap–Mid Cap Portfolio	$13,387	$—	$13,387
Intermediate Municipal Portfolio	—	3,013	3,013

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

CLCFs not subject to expiration:

Portfolio	Short-Term Amount	Long-Term Amount	Total
International Portfolio	$35,029	$16,435	$51,464
Institutional International Portfolio	41,432	32,607	74,039
Emerging Markets Portfolio	17,323	89,346	106,669
Core Fixed Income Portfolio	70	—	70
Fixed Opportunity Portfolio	7,158	53,258	60,416
Inflation Protected Portfolio	559	293	852
U.S. Corporate Fixed Income Portfolio	546	—	546
U.S. Mortgage/Asset Backed Fixed Income Portfolio	1,528	5,448	6,976

CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. During the year ending June 30, 2016, the Portfolios utilized CLCFs as follows (amounts in thousands):

Portfolio	Total
Small Cap–Mid Cap Portfolio	$2,654
Emerging Markets Portfolio	106,669
Intermediate Municipal Portfolio	5,087

E.    Deferred Losses

Under current tax law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses realized after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. The following Portfolios had deferred losses, which will be treated as arising on the first day of the fiscal year ending June 30, 2017 (amounts in thousands):

Portfolio	Post-October Capital Losses
Growth Portfolio	$1,926
Small Cap–Mid Cap Portfolio	2,364
Institutional Small Cap–Mid Cap Portfolio	2,354
ESG Growth Portfolio	1,925
Inflation Protected Portfolio	206
U.S. Corporate Fixed Income Portfolio	30
Short-Term Municipal Portfolio	2
Intermediate Municipal Portfolio	1,116

F.    Book-To-Tax Differences

Distributions are based on amounts calculated in accordance with applicable federal tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature (e.g., net operating losses, reclassification of bond discount and premium, equalization accounting, treatment of gains and losses relating to foreign currency transactions, distribution re-characterization and differing treatment of income relating to swap agreements), such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows (amounts in thousands):

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

Portfolio	Accumulated Net Investment Income/(Distributions in Excess of Net Investment Income)	Accumulated Net Realized Gains/(Losses)	Paid-In Capital
Value Portfolio	$23	$(23)	$—
Institutional Value Portfolio	(189)	189	—
Growth Portfolio	(88)	(4,115)	4,203
Institutional Growth Portfolio	(96)	96	—
Real Estate Portfolio	119	(119)	—
ESG Growth Portfolio	(86)	91	(5)
Catholic SRI Growth Portfolio	39	265	(304)
International Portfolio	(872)	872	—
Institutional International Portfolio	867	(867)	—
Emerging Markets Portfolio	(20,733)	20,814	(81)
Core Fixed Income Portfolio	232	(232)	—
Fixed Opportunity Portfolio	(675)	675	—
Inflation Protected Portfolio	(1)	(47)	48
U.S. Corporate Fixed Income Portfolio	24	(24)	—
U.S. Mortgage/Asset Backed Fixed Income Portfolio	1,492	(1,492)	—
Intermediate Municipal Portfolio	(1)	1	—

G.    Commodity Portfolio Tax Information

The Commodity Portfolio has a tax year end of December 31.

The Commodity Portfolio’s tax cost of securities as of December 31, 2015 was $1,106,514, resulting in accumulated net unrealized depreciation of $113,112, consisting of $105,489 in gross unrealized appreciation and $218,601 in gross unrealized depreciation (amounts in thousands).

The tax characteristics of distributions paid during the tax years ending December 31, 2015 and December 31, 2014 were as follows (amounts in thousands):

	Distributions Paid From:
Year Ended December 31, 2015	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Tax-Exempt Distributions	Total Distributions Paid*
Commodity Portfolio	$23,354	$—	$23,354	$17	$—	$23,371

Year Ended December 31, 2014
Commodity Portfolio	$8,151	$3,440	$11,591	$—	$—	$11,591

*	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends for tax purposes are recognized when actually paid.

Amounts designated as “—” are $0 or have been rounded to $0.

As of December 31, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows (amounts in thousands):

Portfolio	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Dividends Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)
Commodity Portfolio	$—	$—	$—	$—	$(115,025)	$(82,066)	$(197,091)

Amounts designated as “—” are $0 or have been rounded to $0.

At December 31, 2015, the Commodity Portfolio did not have any CLCFs available to offset future capital gains.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2016

At December 31, 2015, the Commodity Portfolio had deferred losses, which will be treated as arising on the first day of the tax year ending December 31, 2016 (amounts in thousands):

Portfolio	Post-October Capital Losses
Commodity Portfolio	$28,850

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows (amounts in thousands):

Portfolio	Accumulated Net Investment Income(Distributions in Excess of Net Investment Income)	Accumulated Net Realized Gains/(Losses)	Paid-In Capital
Commodity Portfolio	$(1,372)	$99,456	$(98,084)

6.    RISK CONSIDERATIONS.

Market Risk — Each Portfolio bears a basic risk that the value of the securities held by a Portfolio may decline in response to general market and economic conditions, or conditions that affect specific market sectors or individual companies.

Credit Risk — Credit risk is the risk that an issuer (or in the case of certain securities, the guarantor or counterparty) will be unable to make principal and interest payments when due. The creditworthiness of an issuer may be affected by a number of factors, including the financial condition of the issuer (or guarantor) and, in the case of foreign issuers, the financial condition of the region.

Foreign Investment Risk — Investments in securities issued by non-U.S. companies and non-U.S. governments and their agencies may be adversely affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. In addition, risks associated with foreign investments may be intensified in the case of investments in emerging-market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations.

Concentration Risk — Concentration risk is the risk that results from focusing investments in one industry or market sector. The Real Estate Portfolio and Commodity Portfolio concentrate their investments in real estate securities and commodity-related industries, respectively, which may present greater risks of loss than if the Portfolios were more broadly diversified over numerous unrelated industries.

Commodity-Related Derivatives Risk — The Commodity Portfolio, through its investment in its subsidiaries, will hold commodity-related derivatives. Commodity-related derivatives provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in the commodities markets without investing directly in physical commodities. The value of a commodity-related derivative typically is based on the price movements of a physical commodity (such as heating oil, precious metals, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-related derivatives may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-related derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-related derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-related derivatives, and there can be no assurance that one will develop.

7.    SIGNIFICANT SHAREHOLDERS.

Shareholders, including other funds, individuals, accounts, as well as the Portfolio’s investment manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

HC CAPITAL TRUST

Notes to Financial Statements (concluded) — June 30, 2016

The following list includes the Portfolios which had individual shareholder accounts with ownership of voting securities greater than 10% of the total outstanding voting securities but less than 25% and/or accounts with ownership of voting securities greater than 25% of the total outstanding voting securities.

Portfolio	Number of shareholders with ownership of voting securities of the Portfolio greater than 10% and less than 25% of the total Portfolio’s outstanding voting securities	Number of shareholders with ownership of voting securities of the Portfolio greater than 25% of the total Portfolio’s outstanding voting securities
Institutional Value Portfolio	1	—
Institutional Growth Portfolio	1	—
Small Cap-Mid Cap Portfolio	1	—
Institutional Small Cap-Mid Cap Portfolio	—	1
Real Estate Portfolio	2	—
Commodity Portfolio	1	—
ESG Growth Portfolio	1	1
Catholic SRI Growth Portfolio	1	1
Institutional International Portfolio	1	—
Emerging Markets Portfolio	1	—
Core Fixed Income Portfolio	1	—
Fixed Opportunity Portfolio	1	—
Inflation Protected Portfolio	—	1
Short-Term Municipal Portfolio	—	1

8.    SUBSEQUENT EVENTS.    Management has evaluated subsequent events through the date these financial statements were issued. Certain Portfolios, as listed in the table below, had redemptions by a significant shareholder during August 2016.

Portfolio	In-kind Redemptions (000)	Cash Redemptions (000)
Institutional Value Portfolio	$204,698	$57,351
Institutional Growth Portfolio	291,050	65,519
Institutional Small Cap–Mid Cap Portfolio	58,339	13,405
Real Estate Portfolio	25,577	2,461
Commodity Portfolio	—	163,370
Institutional International Portfolio	559,861	35,708
Fixed Opportunity Portfolio	123,294	52,359
Inflation Protected Portfolio	149,328	8,306
U.S. Mortgage/Asset Backed Fixed Income Portfolio .	13,314	3,812

Based on the evaluation, no adjustments or additional disclosures were required to the financial statements as of June 30, 2016.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

HC Capital Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization–Mid Capitalization Equity Portfolio, The Institutional Small Capitalization–Mid Capitalization Equity Portfolio, The Real Estate Securities Portfolio, The Commodity Returns Strategy Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Core Fixed Income Portfolio, The Fixed Income Opportunity Portfolio, The U.S. Government Fixed Income Securities Portfolio, The Inflation Protected Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio, The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, The Short-Term Municipal Bond Portfolio, The Intermediate Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond II Portfolio (hereafter collectively referred to as the ‘‘Trust’’ and individually a ‘‘Portfolio’’) at June 30, 2016, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Columbus, OH

August 24, 2016

HC CAPITAL TRUST

Additional Information — June 30, 2016 (Unaudited)

1.    SECURITY PROXY VOTING.    A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is contained in the Statement of Additional Information. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve months ended June 30, is available without charge, upon request, by calling 800-242-9596 and on the Securities and Exchange Commission’s (‘‘SEC’’) website at http://www.sec.gov.

2.    SHAREHOLDER VOTES.    During the year ending June 30, 2016, no actions were taken by the shareholders of the Portfolios.

3.    EXPENSE EXAMPLE.    As a shareholder of the Trust, you incur ongoing costs, including management fees and other Portfolio expenses. This example (as set forth in the table below) is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2016 through June 30, 2016.

Actual Expenses:    The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:    The table below provides information about hypothetical account values and hypothetical expenses based on each of the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period[1]	Annualized Expense Ratio
Value Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,060.20	$1.38	0.27%
		Hypothetical[2]	$1,000.00	$1,023.52	$1.36	0.27%
	HC Advisors Shares	Actual	$1,000.00	$1,060.20	$1.38	0.27%
		Hypothetical[2]	$1,000.00	$1,023.52	$1.36	0.27%

Institutional Value Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,059.50	$1.33	0.26%
		Hypothetical[2]	$1,000.00	$1,023.57	$1.31	0.26%
	HC Advisors Shares	Actual	$1,000.00	$1,060.40	$1.33	0.26%
		Hypothetical[2]	$1,000.00	$1,023.57	$1.31	0.26%

Growth Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,019.10	$1.51	0.30%
		Hypothetical[2]	$1,000.00	$1,023.37	$1.51	0.30%
	HC Advisors Shares	Actual	$1,000.00	$1,019.70	$1.51	0.30%
		Hypothetical[2]	$1,000.00	$1,023.37	$1.51	0.30%

Institutional Growth Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,025.00	$1.36	0.27%
		Hypothetical[2]	$1,000.00	$1,023.52	$1.36	0.27%
	HC Advisors Shares	Actual	$1,000.00	$1,025.00	$1.36	0.27%
		Hypothetical[2]	$1,000.00	$1,023.52	$1.36	0.27%

Small Cap–Mid Cap Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,007.80	$3.49	0.70%
		Hypothetical[2]	$1,000.00	$1,021.38	$3.52	0.70%
	HC Advisors Shares	Actual	$1,000.00	$1,008.30	$3.50	0.70%
		Hypothetical[2]	$1,000.00	$1,021.38	$3.52	0.70%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2016 (Unaudited)

			Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period[1]	Annualized Expense Ratio
Institutional Small Cap–Mid Cap Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,006.90	$3.34	0.67%
		Hypothetical[2]	$1,000.00	$1,021.53	$3.37	0.67%
	HC Advisors Shares	Actual	$1,000.00	$1,006.90	$3.34	0.67%
		Hypothetical[2]	$1,000.00	$1,021.53	$3.37	0.67%

Real Estate Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,088.10	$3.79	0.73%
		Hypothetical[2]	$1,000.00	$1,021.23	$3.67	0.73%

Commodity Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,129.10	$1.96	0.37%
		Hypothetical[2]	$1,000.00	$1,023.02	$1.86	0.37%
	HC Advisors Shares	Actual	$1,000.00	$1,127.60	$1.96	0.37%
		Hypothetical[2]	$1,000.00	$1,023.02	$1.86	0.37%

ESG Growth Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,020.10	$1.96	0.39%
		Hypothetical[2]	$1,000.00	$1,022.92	$1.96	0.39%
	HC Advisors Shares	Actual	$1,000.00	$1,020.10	$1.96	0.39%
		Hypothetical[2]	$1,000.00	$1,022.92	$1.96	0.39%

Catholic SRI Growth Portfolio	HC Strategic Shares	Actual[3]	$1,000.00	$1,088.10	$1.51	0.31%
		Hypothetical[2]	$1,000.00	$1,023.32	$1.56	0.31%
	HC Advisors Shares	Actual[3]	$1,000.00	$1,089.10	$1.51	0.31%
		Hypothetical[2]	$1,000.00	$1,023.32	$1.56	0.31%

International Portfolio	HC Strategic Shares	Actual	$1,000.00	$984.40	$1.78	0.36%
		Hypothetical[2]	$1,000.00	$1,023.07	$1.81	0.36%
	HC Advisors Shares	Actual	$1,000.00	$983.40	$1.78	0.36%
		Hypothetical[2]	$1,000.00	$1,023.07	$1.81	0.36%

Institutional International Portfolio	HC Strategic Shares	Actual	$1,000.00	$985.20	$1.83	0.37%
		Hypothetical[2]	$1,000.00	$1,023.02	$1.86	0.37%
	HC Advisors Shares	Actual	$1,000.00	$985.20	$1.83	0.37%
		Hypothetical[2]	$1,000.00	$1,023.02	$1.86	0.37%

Emerging Markets Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,082.90	$2.85	0.55%
		Hypothetical[2]	$1,000.00	$1,022.13	$2.77	0.55%
	HC Advisors Shares	Actual	$1,000.00	$1,083.70	$2.85	0.55%
		Hypothetical[2]	$1,000.00	$1,022.13	$2.77	0.55%

Core Fixed Income Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,055.90	$1.38	0.27%
		Hypothetical[2]	$1,000.00	$1,023.52	$1.36	0.27%
	HC Advisors Shares	Actual	$1,000.00	$1,057.00	$1.38	0.27%
		Hypothetical[2]	$1,000.00	$1,023.52	$1.36	0.27%

Fixed Opportunity Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,047.70	$2.09	0.41%
		Hypothetical[2]	$1,000.00	$1,022.82	$2.06	0.41%
	HC Advisors Shares	Actual	$1,000.00	$1,047.70	$2.09	0.41%
		Hypothetical[2]	$1,000.00	$1,022.82	$2.06	0.41%

U.S. Government Fixed Income Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,046.10	$0.81	0.16%
		Hypothetical[2]	$1,000.00	$1,024.07	$0.81	0.16%

Inflation Protected Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,061.20	$0.56	0.11%
		Hypothetical[2]	$1,000.00	$1,024.32	$0.55	0.11%
	HC Advisors Shares	Actual	$1,000.00	$1,061.30	$0.56	0.11%
		Hypothetical[2]	$1,000.00	$1,024.32	$0.55	0.11%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2016 (Unaudited)

			Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period[1]	Annualized Expense Ratio
U.S. Corporate Fixed Income Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,080.80	$0.88	0.17%
		Hypothetical[2]	$1,000.00	$1,024.02	$0.86	0.17%

U.S. Mortgage/Asset Backed Fixed Income Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,028.80	$1.01	0.20%
		Hypothetical[2]	$1,000.00	$1,023.87	$1.01	0.20%

Short-Term Municipal Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,009.10	$1.70	0.34%
		Hypothetical[2]	$1,000.00	$1,023.17	$1.71	0.34%

Intermediate Municipal Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,022.70	$1.26	0.25%
		Hypothetical[2]	$1,000.00	$1,023.62	$1.26	0.25%
	HC Advisors Shares	Actual	$1,000.00	$1,022.70	$1.26	0.25%
		Hypothetical[2]	$1,000.00	$1,023.62	$1.26	0.25%

Intermediate Municipal II Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,027.50	$1.26	0.25%
		Hypothetical[2]	$1,000.00	$1,023.62	$1.26	0.25%
	HC Advisors Shares	Actual	$1,000.00	$1,027.50	$1.26	0.25%
		Hypothetical[2]	$1,000.00	$1,023.62	$1.26	0.25%

1	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 182/366 (to reflect the one half year period).

2	Represents the hypothetical 5% annual return before expenses.

3

Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 171/366 to reflect the stub period from January 12, 2016 (date of commencement of operations) to June 30, 2016.

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2016 (Unaudited)

4.    ADDITIONAL FEDERAL INCOME TAX INFORMATION

A.    Dividends Received Deduction.    For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ending June 30, 2016, qualify for the corporate dividend received deduction for the following Portfolio:

Portfolio	Dividends Received Deduction
Value Portfolio	99.13%
Institutional Value Portfolio	70.88%
Growth Portfolio	76.92%
Institutional Growth Portfolio	69.14%
Institutional Small Cap–Mid Cap Portfolio	100.00%
Real Estate Portfolio	4.07%
ESG Growth Portfolio	28.98%
Catholic SRI Growth Portfolio	11.41%
International Portfolio	0.03%
Institutional International Portfolio	0.02%
Fixed Opportunity Portfolio	1.09%

B.    Qualified Dividends.    For the fiscal year ending June 30, 2016, under current tax law, the following dividends paid may be subject to a maximum tax rate of 15%.

Portfolio	Dividends Paid
Value Portfolio	100.00%
Institutional Value Portfolio	71.18%
Growth Portfolio	83.45%
Institutional Growth Portfolio	73.68%
Institutional Small Cap–Mid Cap Portfolio	100.00%
Real Estate Portfolio	5.21%
ESG Growth Portfolio	96.00%
Catholic SRI Growth Portfolio	47.02%
International Portfolio	55.88%
Institutional International Portfolio	54.13%
Emerging Markets Portfolio	56.09%
Fixed Opportunity Portfolio	0.80%

C.    Foreign Tax Pass through Credit.    Certain HC Capital Trust Portfolios intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The pass through of the credit will only affect those persons who are shareholders of the Portfolio on a dividend record date in calendar year 2016. These shareholders will receive more detailed information along with their 2016 Form 1099-DIV. Foreign source income and foreign tax expense per outstanding share on June 30, 2016, are as follows:

Portfolio	Foreign Source Income	Foreign Tax Expense
International Portfolio	$0.26	$0.02
Institutional International Portfolio	$0.27	$0.03
Emerging Markets Portfolio	$0.54	$0.05

The Portfolios intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2016 Form 1099-DIV.

D.    Qualified Interest Income.    For the fiscal year ending June 30, 2016, the following dividends paid by the Portfolios were designated as Qualified Interest Income that may be exempt from U.S. withholding tax on accounts of foreign investors.

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2016 (Unaudited)

Portfolio	Qualified Interest Income
Core Fixed Income Portfolio	100.00%
U.S. Government Fixed Income Portfolio	100.00%
U.S. Corporate Fixed Income Portfolio	100.00%
U.S. Mortgage/Asset Backed Fixed Income Portfolio	99.98%

E.    Long Term Capital Gains.    The Portfolios declared long term distributions of realized gains qualifying for a maximum 15% capital gains tax rate for individuals as follows:

Portfolio	Amount (in thousands)
Value Portfolio	$23,956
Institutional Value Portfolio	78,851
Growth Portfolio	166,328
Institutional Growth Portfolio	219,854
Institutional Small Cap–Mid Cap Portfolio	10,679
Real Estate Portfolio	11,963
International Equity Portfolio	73,644
Institutional International Portfolio	92,229
Core Fixed Income Portfolio	524
Fixed Opportunity Portfolio	3,592
U.S. Government Fixed Income Portfolio	1,729
U.S. Corporate Fixed Income Portfolio	3,560
Short-Term Municipal Portfolio	3
Intermediate Municipal II Portfolio	33

F.    Short Term Capital Gains.    The Portfolios declared short term distributions of realized gains as follows:

Portfolio	Amount (in thousands)
Institutional Value Portfolio	$19,536
Growth Portfolio	3,405
Institutional Growth Portfolio	12,208
Institutional Small Cap–Mid Cap Portfolio	54
Real Estate Portfolio	2,885
ESG Growth Portfolio	273
International Equity Portfolio	8,561
Institutional International Portfolio	26,156
Core Fixed Income Portfolio	355
Fixed Opportunity Portfolio	72
U.S. Government Fixed Income Portfolio	521
U.S. Corporate Fixed Income Portfolio	1,943

G.    Tax Exempt Distributions.    The Portfolios declared and paid tax exempt distributions for the fiscal year ending June 30, 2016, as follows:

Portfolio	Amount (in thousands)
Short-Term Municipal Portfolio	$213
Intermediate Municipal Portfolio	8,827
Intermediate Municipal II Portfolio	1,576

5.    ACCESS TO QUARTERLY HOLDINGS

A complete schedule of each Portfolio’s portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the SEC on Form N-Q and is available on the SEC’s website at http://www.sec.gov. In addition, the schedules may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2016 (Unaudited)

6.    ADDITIONAL PORTFOLIO HOLDINGS INFORMATION

The following tables reflect the percentage of the total investments of each Portfolio attributable to the indicated industry sector, type of security or geographic region, as appropriate for the indicated Portfolio.

Value Portfolio

Security Allocation	Percentage of Value
2.5%
Consumer Discretionary	6.9%
Consumer Staples	6.1%
Energy	8.5%
Financials	41.4%
Health Care	6.9%
Industrials	8.9%
Information Technology	10.2%
Materials	3.1%
Telecommunication Services	2.9%
Utilities	2.3%
Other	0.3%

Total	100.0%

Institutional Value Portfolio

Security Allocation	Percentage of Value
2.6%
Consumer Discretionary	6.6%
Consumer Staples	5.7%
Energy	8.0%
Financials	44.7%
Health Care	6.3%
Industrials	8.1%
Information Technology	9.5%
Materials	2.8%
Telecommunication Services	2.8%
Utilities	2.2%
Other	0.7%

Total	100.0%

Growth Portfolio

Security Allocation	Percentage of Value
Consumer Discretionary	13.6%
Consumer Staples	8.8%
Energy	3.8%
Financials	30.2%
Health Care	11.7%
Industrials	4.1%
Information Technology	24.0%
Materials	1.7%
Other	2.1%

Total	100.0%

Institutional Growth Portfolio

Security Allocation	Percentage of Value
Consumer Discretionary	12.9%
Consumer Staples	9.8%
Energy	3.5%
Financials	32.2%
Health Care	11.7%
Industrials	4.7%
Information Technology	22.3%
Materials	1.4%
Other	1.5%

Total	100.0%

Small Cap–Mid Cap Portfolio

Security Allocation	Percentage of Value
Consumer Discretionary	9.3%
Consumer Staples	1.8%
Energy	2.5%
Financials	24.4%
Health Care	12.6%
Industrials	14.7%
Information Technology	22.2%
Materials	7.0%
Telecommunication Services	0.9%
Utilities	1.6%
Other	3.0%

Total	100.0%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2016 (Unaudited)

Institutional Small Cap–Mid Cap Portfolio

Security Allocation	Percentage of Value
Consumer Discretionary	8.5%
Consumer Staples	1.7%
Energy	2.2%
Financials	29.6%
Health Care	12.3%
Industrials	13.8%
Information Technology	20.1%
Materials	6.8%
Telecommunication Services	0.7%
Utilities	1.5%
Other	2.8%

Total	100.0%

Real Estate Portfolio

Security Allocation	Percentage of Value
Consumer Discretionary	1.5%
Financials	97.8%
Health Care	0.7%
Other	0.0%

Total	100.0%

Commodity Portfolio

Security Allocation	Percentage of Value
Energy	50.1%
Financials	21.3%
Health Care	0.0%
Industrials	0.5%
Information Technology	0.7%
Materials	20.0%
Sovereign Bonds	0.0%
Utilities	0.3%
Other	7.1%

Total	100.0%

ESG Growth Portfolio

Security Allocation	Percentage of Value
Consumer Discretionary	11.8%
Consumer Staples	10.2%
Energy	6.7%
Financials	12.7%
Health Care	14.7%
Industrials	13.7%
Information Technology	14.8%
Materials	7.3%
Telecommunication Services	4.9%
Utilities	3.2%
Other	0.0%

Total	100.0%

Catholic SRI Growth Portfolio

Security Allocation	Percentage of Value
Consumer Discretionary	14.2%
Consumer Staples	11.1%
Energy	7.5%
Financials	15.1%
Health Care	4.8%
Industrials	14.6%
Information Technology	15.5%
Materials	7.3%
Telecommunication Services	5.6%
Utilities	4.3%
Other	0.0%

Total	100.0%

International Portfolio

Security Allocation	Percentage of Value
Consumer Discretionary	9.3%
Consumer Staples	8.0%
Energy	6.5%
Financials	32.8%
Health Care	10.6%
Industrials	10.9%
Information Technology	4.8%
Materials	6.7%
Telecommunication Services	6.3%
Utilities	2.3%
Other	1.8%

Total	100.0%

Institutional International Portfolio

Security Allocation	Percentage of Value
Consumer Discretionary	10.3%
Consumer Staples	8.7%
Energy	7.2%
Financials	25.3%
Health Care	12.1%
Industrials	12.6%
Information Technology	5.7%
Materials	6.9%
Telecommunication Services	6.8%
Utilities	2.9%
Other	1.5%

Total	100.0%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2016 (Unaudited)

Emerging Markets Portfolio

Security Allocation	Percentage of Value
Consumer Discretionary	9.6%
Consumer Staples	6.8%
Energy	7.8%
Financials	36.4%
Health Care	0.7%
Industrials	7.6%
Information Technology	12.8%
Materials	6.8%
Telecommunication Services	7.4%
Utilities	3.4%
Other	0.7%

Total	100.0%

Core Fixed Income Portfolio

Security Allocation	Percentage of Value
Corporate	33.0%
Agency	26.4%
Treasury	17.3%
Yankee Dollar	6.4%
Mortgage	1.7%
Asset Backed Securities	0.5%
Other	14.7%

Total	100.0%

Fixed Opportunity Portfolio

Security Allocation	Percentage of Value
Corporate	52.5%
Mortgage	15.7%
Yankee Dollar	11.7%
Asset Backed Securities	0.6%
Repurchase Agreement	0.5%
Preferred Stock	0.0%
Agency	0.0%
Other	19.0%

Total	100.0%

U.S. Government Fixed Income Portfolio

Security Allocation	Percentage of Value
Treasury	77.5%
Agency	5.0%
Corporate	0.1%
Yankee Dollar	0.1%
Other	17.3%

Total	100.0%

Inflation Protected Portfolio

Security Allocation	Percentage of Value
Treasury	94.7%
Other	5.3%

Total	100.0%

U.S. Corporate Fixed Income Portfolio

Security Allocation	Percentage of Value
Consumer Discretionary	5.9%
Consumer Staples	6.1%
Energy	10.8%
Financials	42.6%
Health Care	5.7%
Industrials	6.4%
Information Technology	3.5%
Materials	7.0%
Telecommunication Services	6.6%
Utilities	5.4%
Other	0.0%

Total	100.0%

U.S. Mortgage/Asset Backed Fixed Income Portfolio

Security Allocation	Percentage of Value
Agency	80.1%
Mortgage	4.8%
Asset Backed Securities	1.3%
Yankee Dollar	0.3%
Other	13.5%

Total	100.0%

Short-Term Municipal Portfolio

Security Allocation	Percentage of Value
Financials	4.1%
General	12.8%
General Obligation	32.2%
Health Care	2.3%
Higher Education	7.5%
Medical	2.4%
Power	2.9%
School District	8.2%
Transportation	20.7%
Utilities	0.8%
Water	6.1%
Other	0.0%

Total	100.0%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2016 (Unaudited)

Intermediate Municipal Portfolio

Security Allocation	Percentage of Value
Airport	6.2%
Bond Bank	0.7%
Development	1.3%
Education	3.2%
Facilities	4.5%
Financials	5.1%
General	15.8%
General Obligation	12.0%
Higher Education	3.3%
Industrials	0.0%
Medical	8.3%
Multi-Family Housing	0.0%
Nursing Homes	0.7%
Power	4.9%
School District	4.0%
Student Loan	1.6%
Tobacco Settlement	2.3%
Transportation	12.4%
Utilities	4.1%
Water	9.6%
Other	0.0%

Total	100.0%

Intermediate Municipal II Portfolio

Security Allocation	Percentage of Value
Education	5.4%
Facilities	5.2%
Financials	5.1%
General	9.0%
General Obligation	34.8%
Higher Education	3.8%
Medical	2.3%
Pollution	2.1%
Power	5.0%
School District	2.7%
Transportation	6.3%
Utilities	5.6%
Water	12.7%
Other	0.0%

Total	100.0%

7.    BOARD APPROVAL OF INVESTMENT ADVISORY CONTRACTS

The Trust’s investment adviser is HC Capital Solutions (the “Adviser”), an operating division of Hirtle Callaghan & Co. LLC (“Hirtle Callaghan”). The Adviser provides overall investment management services with respect to the Trust and its Portfolios pursuant to the terms of two separate agreements with the Trust (“HC Contracts”). The Adviser is authorized under the HC Contracts to purchase and sell portfolio securities for the Portfolios. Day-to-day portfolio management services are generally provided to the respective Portfolios by one or more investment advisory organizations (each a “Specialist Manager”) pursuant to the terms of separate investment advisory agreements (each, a “Portfolio Management Agreement”). During the fiscal year ended June 30, 2016, the Trust offered twenty-two Portfolios, sixteen of which were managed by two or more Specialist Managers.1 Each Specialist Manager is responsible for providing day-to-day portfolio management services for that portion of a Portfolio’s assets allocated to it by, and under the supervision of, the Adviser.

During the six-month period covered by this report, the Trust’s Board of Trustees (the “Board”):

•	Approved continuation of the HC Contracts;

•	Approved continuation of certain Portfolio Management Agreements, as set forth below;

•	Approved New Portfolio Management Agreements with Parametric Portfolio Associates, LLC (“Parametric”) relating to a new investment strategy in fourteen Portfolios;

•	Approved New Portfolio Management Agreements with Cadence Capital Management, LLC (“Cadence”), due to a change in control of Cadence, relating to the thirteen Portfolios;

•

Approved New Portfolio Management Agreements with two new Specialist Managers: Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), related to The Commodity Returns Strategy Portfolio; and RBC Global Asset Management (UK) Limited (“RBC GAM”), relating to The Emerging Markets Portfolio.

In considering the information and materials described herein, the Trust’s Independent Trustees were represented by, and met separately with, their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. In view of the broad scope

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2016 (Unaudited)

and variety of factors and information, the Board did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the HC Contracts and the various Portfolio Management Agreements. Rather, the approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken in their entirety.

Approval of HC Contracts.    During the six-month period covered by this report, the Trust’s Board approved the continuation of the HC Contracts. In approving the HC Contracts, the Board gave substantial weight to the fact that the Trust and the Portfolios are designed primarily to serve as asset allocation vehicles for, and are available exclusively to, clients of Hirtle Callaghan. Other factors considered by the Board in connection with its determination to approve the HC Contracts are summarized below.

With respect to the nature and quality of the Adviser’s services to the Trust, the Board concluded that the overall quality of the services provided by the Adviser merited approval of the continuation of the HC Contracts. The Board found that the Adviser’s services, including the Adviser’s role in the selection of the Specialist Managers, allocation of assets among the Specialist Managers in multi-manager Portfolios, process for identifying instances where there may be a need to replace a Specialist Manager and process with regard to the efficient and economical implementation of such changes were consistent with the expectations of the Trust’s shareholders. In reaching this determination, the Board also considered the services of the Trust’s executive officers, each of whom is an employee of Hirtle Callaghan, their oversight of the activities of the Trust’s administrator and other service providers, as well as the oversight of the Specialist Managers provided by the Adviser within the framework of its manager oversight programs. The Board also considered the Adviser’s efforts to control the costs of the Trust, including obtaining advisory fee concessions from various Specialist Managers.

With respect to the performance achieved by the Trust’s Portfolios, the Board viewed the overall performance of the respective Portfolios in the context of their use as vehicles through which the Adviser seeks to access specific asset classes on behalf of Hirtle Callaghan clients. In concluding that overall investment results achieved by the Portfolios reflect appropriate manager selection by the Adviser, the Board was informed with respect to publicly available information about the performance of peer funds but based its findings primarily on the specific facts and circumstances of the Trust. The Board concluded that the overall investment results achieved by the Portfolios reflect appropriate manager selection by the Adviser and that continuation of the relationship with the Adviser and approval of the HC Contracts were in the best interests of the Trust’s shareholders and consistent with shareholder expectations.

With respect to the fees paid to the Adviser under the HC Contracts, the Board considered the fact that Hirtle Callaghan’s standard client agreement relating to private clients includes a “breakpoint” to the extent that a client’s assets are invested in the Trust that is equal to the 0.05% fee payable to the Adviser by the Trust under the HC Contracts. Although informed with respect to the financial position of the Adviser, as well as fees charged by peer funds, the Board did not consider such information as a material factor in its conclusions. Nor did the Board consider specific information with respect to the costs and expenses incurred by the Adviser in providing services to the Trust in light of the unique breakpoint feature embedded in Hirtle Callaghan’s standard client agreements. Given the structure of the Advisor’s fee schedule, the Board also concluded that there was little, if any, opportunity for economies of scale with respect to the level of the Adviser’s fee, which is fixed under the HC Contracts as an annual fee of 0.05% of the assets of the Portfolios to which each agreement relates. Based on the foregoing and other information relating to the structure and level of the Adviser’s fee provided to the Board, the Board concluded that the rate at which the Adviser is compensated for its services is reasonable.

Continuation of Certain Portfolio Management Agreements.    The Portfolio Management Agreements (collectively, the “Continuing Agreements”) approved for continuance during the period are identified below, together with the Specialist Managers subject to review during the period.

Specialist Manager	Portfolios
Agincourt Capital Management, LLC	The Core Fixed Income Portfolio
The U.S. Corporate Fixed Income Securities Portfolio

Breckinridge Capital Advisors, Inc.	The Short Term Municipal Bond Portfolio
The Intermediate Term Municipal Bond Portfolio II

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2016 (Unaudited)

Specialist Manager	Portfolios
City of London Investment Management Company.	The International Equity Portfolio
The Institutional International Equity Portfolio
The Emerging Markets Portfolio
The Fixed Income Opportunity Portfolio

Fort Washington Investment Advisors, Inc.	The Fixed Income Opportunity Portfolio

Mellon Capital Management Corp.	The Value Equity Portfolio
The Institutional Value Equity Portfolio
The Growth Equity Portfolio
The Institutional Growth Equity Portfolio
The Small Capitalization-Mid Capitalization Equity Portfolio
The Institutional Small Capitalization-Mid Capitalization Equity Portfolio
The Commodity Returns Strategy Portfolio
The Real Estate Securities Portfolio
The International Equity Portfolio
The Institutional International Equity Portfolio
The Emerging Markets Portfolio
The Core Fixed Income Portfolio
The Fixed Income Opportunity Portfolio
The U.S. Government Fixed Income Securities Portfolio
The Inflation Protected Securities Portfolio
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio
The U.S. Corporate Fixed Income Securities Portfolio

Standish Mellon Asset Management Company, LLC	The Intermediate Term Municipal Bond Portfolio

Western Asset Management Company	The Fixed Income Opportunity Portfolio

AllianceBernstein, LP	The Value Equity Portfolio
The Institutional Value Equity Portfolio

Jennison Associates LLC	The Growth Equity Portfolio
The Institutional Growth Equity Portfolio

Pacific Investment Management Co., LLC	The Institutional Value Equity Portfolio
The Institutional Growth Equity Portfolio
The Commodity Returns Strategy Portfolio

Parametric Portfolio Associates	The Value Equity Portfolio (two agreements related to two different strategies)
The Institutional Value Equity Portfolio (two agreements related to two different strategies)
The Growth Equity Portfolio (two agreements related to two different strategies)
The Institutional Growth Equity Portfolio (two agreements related to two different strategies)
The Small Capitalization-Mid Capitalization Equity Portfolio
The Institutional Small Capitalization-Mid Capitalization Equity Portfolio
The Commodity Returns Strategy Portfolio
The Real Estate Securities Portfolio
The International Equity Portfolio
The Institutional International Equity Portfolio
The Emerging Markets Portfolio
The Fixed Income Opportunity Portfolio

Sustainable Growth Advisors	The Growth Equity Portfolio
The Institutional Growth Equity Portfolio

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2016 (Unaudited)

In its deliberations with respect to each of the Continuing Agreements, the Board recognized that, under each such agreement, a Specialist Manager is responsible only for day-to-day investment decisions with respect to that portion of a Portfolio’s assets allocated to it. The Board further recognized that Specialist Managers do not participate in the administration of any of the Portfolios or in the distribution of shares of any Portfolio and thus receive limited, if any, benefit from their association with the Trust other than the fee paid to them by the respective Portfolios for investment management services.

In approving the Continuing Agreements, the Board concluded that continuation of each of the Continuing Agreements was in the best interests of the Trust and consistent with the expectations of shareholders of the respective Portfolios. While the Board did not identify any particular factor as controlling, the Board gave substantial weight to the fact that the Trust is designed primarily to serve as a vehicle through which the Adviser implements asset allocation strategies on behalf of Hirtle Callaghan’s clients; and that shares of the respective Portfolios are generally available only to such clients. With respect to the nature, extent and quality of the services expected to be provided by each of the Specialist Managers, the Board was informed with respect to the specific investment process to be employed by each of the Specialist Managers in managing the assets of the of the respective Portfolios to be allocated to them and the qualifications of each Specialist Manager’s investment management personnel. The Board was also informed with respect to each Specialist Manager’s infrastructure and whether it appears to adequately support the strategies being implemented for the various Portfolios. The Board concluded that the nature, extent and quality of the portfolio management services provided by each of the Specialist Managers were appropriate in light of the specific strategies employed on behalf of the respective Portfolios and, thus, supported a decision to approve the continuation of each of the Continuing Agreements.

The Board also considered representations by the Adviser that the performance achieved by the relevant Specialist Managers was consistent with the Adviser’s expectations in the context of overall objectives, and multi-manager strategy, of each of the respective Portfolios. During the course of its deliberations, the Board was informed with respect to publicly available information assembled by a third-party service provider about the performance of peer funds managed by other investment advisory organizations. The Board did not specifically rely on such information but based its conclusions on the facts and circumstances of the Trust.

In concluding that continuation of the Continuing Agreements was appropriate, the Board did not rely upon any single factor but gave considerable weight to the Adviser’s recommendations and its assessment of each Specialist Manager’s overall compliance profile and the success and future ability of each Specialist Manager in capturing the respective Portfolios’ desired asset classes. Based on the foregoing, the Board concluded that the performance of the Specialist Managers was satisfactory and that continuation of such contracts was in the best interest of shareholders of the respective Portfolios.

The Board also determined that the rate at which each of the Specialist Managers is compensated under the Continuing Agreements is reasonable. In reaching this conclusion, the Board had before it information about the impact of break-points, financial information about the Specialist Managers relating to factors such as profitability, comparable fees charged to other institutional clients and/or to peer funds for similar services and costs incurred by the Specialist Managers in providing services to the respective Portfolios. In considering this information, the Board gave substantial weight to information demonstrating that the rate at which these Specialist Managers are compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser, including in several cases, negotiated fee waivers/reductions and scheduled breakpoints designed to recognize economies of scale where appropriate.

Approval of New Portfolio Management Agreements with Parametric.    During the period, the Board approved new Portfolio Management Agreements (the “Parametric Agreements) between the Trust and Parametric relating to each of the Portfolios (collectively, the “Affected Portfolios”) listed below:

The Value Equity Portfolio

The Institutional Value Equity Portfolio

The Growth Equity Portfolio

The Institutional Growth Equity Portfolio

The Small Capitalization-Mid Capitalization Equity Portfolio

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

The Commodity Returns Strategy Portfolio

The Real Estate Securities Portfolio

The ESG Growth Portfolio

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2016 (Unaudited)

The Catholic SRI Growth Portfolio

The International Equity Portfolio

The Institutional International Equity Portfolio

The Emerging Markets Portfolio

The Fixed Income Opportunity Portfolio

The following is a summary of the factors considered by the Board in approving the Parametric Agreements.

In approving the Parametric Agreements, the Board received information from Parametric regarding its “targeted” strategy (“Parametric Strategy”) and information from the Adviser describing its intention to “target” certain sectors of a Portfolio’s asset class that it believes are underrepresented by that Portfolio’s various Specialist Managers without disrupting the strategies being executed by such Specialist Managers in implementing each Portfolio’s principal investment strategies. The Adviser explained that in such situations, it anticipated directing Parametric to establish exposure to such targeted sectors through the use of instruments such as futures on indexes, customized tilted indexes and ETFs and relying on Parametric’s trading expertise to execute the necessary trades on the most advantageous terms available in the given timeframe.

With respect to the nature and quality of the services expected to be provided to the Affected Portfolios, the Board gave considerable weight to the Adviser’s recommendation as well as the Board’s familiarity with Parametric arising from the firm having provided portfolio management services, using two different strategies, to multiple Trust Portfolios since July, 2014. The Board also considered fact that Parametric would not participate in the administration or distribution of shares of the Portfolios and that, other than advisory fees payable under the terms of the Parametric Agreements, it was not expected that Parametric would benefit materially from its association with the Trust. The Board further considered the specific investment processes to be employed by Parametric in managing the assets of each of the Portfolios to be allocated to them under the targeted strategy and the qualifications of Parametric’s investment management personnel with regard to implementing such processes. Additionally, the Board was informed as to Parametric’s infrastructure and whether it appeared to adequately support the strategy to be implemented for the various Portfolios. . The Board concluded that the nature, extent and quality of the services expected to be provided by Parametric were appropriate in light of the strategy it is to employ under the Parametric Agreements and, thus, supported a decision to approve each such Agreement.

In concluding that approval of the Parametric Agreements was in the best interests of the Affected Portfolios, the Board was informed that the specific investment strategies to be employed by Parametric in connection with the Targeted Strategy would vary over time and would each be unique to the particular time and circumstances and that, accordingly, information with respect to the past performance of Parametric and/or other managers employing similar strategies would be of limited, if any, value and the Board did not base its determination on such reported past results.

With respect to the fee schedules pursuant to which Parametric would be compensated for its services, the Board was informed with respect to, among other relevant factors, comparative fee information, including information regarding both peer group fees and fees charged to the Portfolios by each of the other Specialist Managers then serving them, Parametric’s financial position and projected profitability as well as data regarding advisory fees paid by other funds with similar investment policies. The Board did not specifically rely upon such information, but gave substantial weight to the fact that the rate at which Parametric was to be compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser and that the Adviser believed the agreed upon fee rate to be reasonable. The Board determined that the proposed fee schedule was fair and reasonable. In making this determination, the Board recognized that the impact of the fee to be paid to Parametric on overall advisory fees would depend on the allocation of assets within the Affected Portfolios.

Approval of New Portfolio Management Agreements with Cadence.    During the period, the Board also approved new Portfolio Management Agreements (the “New Agreements”) with Cadence related to each of the following Portfolios:

The Value Equity Portfolio

The Institutional Value Equity Portfolio

The Growth Equity Portfolio

The Institutional Growth Equity Portfolio

The Small Capitalization-Mid Capitalization Equity Portfolio

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

The Commodity Returns Strategy Portfolio

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2016 (Unaudited)

The Real Estate Securities Portfolio

The ESG Growth Portfolio

The Catholic SRI Growth Portfolio

The International Equity Portfolio

The Institutional International Equity Portfolio

The Emerging Markets Portfolio

In approving the New Agreements, the Board received information about certain changes in the ownership structure of Cadence, which, under the 1940 Act, would result in the automatic termination of the then existing agreements (“Prior Agreements”) between the Trust and Cadence. In determining to approve the New Agreements, the Board considered the fact that each of the New Agreements was substantively identical to the Prior Agreements and that the fees to which Cadence would be entitled and the expenses of the Portfolios served by Cadence would not increase as a result of the changes in Cadence’s structure or implementation of the New Agreements. The Board also considered representations provided by Cadence to the Adviser and the Trust’s officers to the effect that the services to be provided to the Trust under the New Agreement would not change as a result of the approval of the New Agreements and that approval of the New Agreements would avoid disruption of the portfolio management services provided to the Portfolios. The Board also considered each of the factors it had considered in approving continuation of the Continuing Agreements noted above.

Approval of New Portfolio Management Agreement with Vaughan Nelson.    During the period, the Board approved a new Portfolio Management Agreement (the “Vaughan Nelson Agreement”) between the Trust and Vaughan Nelson relating to The Commodity Returns Strategy Portfolio (the “Commodity Portfolio”). The following is a summary of the factors considered by the Board in approving the Vaughan Nelson Agreement:

In approving the Vaughan Nelson Agreement, the Board was informed by the Adviser that it believed that the Commodity Portfolio would benefit from an exposure to energy sector fixed income investments and that the Adviser had identified Vaughan Nelson as an investment management organization particularly suited to manage such an exposure. The Board received information from Vaughan Nelson regarding its capabilities related to such a mandate and information from the Adviser regarding the Adviser’s belief that an energy sector fixed income portfolio managed by Vaughan Nelson would contribute to the achievement of the Commodity Portfolio’s investment objective and its ability to capture the overall commodity asset class. With respect to the nature and quality of the services expected to be provided to the Commodity Portfolio, the Board gave considerable weight to the Adviser’s recommendation. The Board also considered the fact that Vaughan Nelson would not participate in the administration or distribution of shares of the Commodity Portfolio and that, other than advisory fees payable under the terms of the Vaughan Nelson Agreement, it was not expected that Vaughan Nelson would benefit materially from its association with the Trust. The Board further considered the specific investment process to be employed by Vaughan Nelson in managing the assets of the Commodity Portfolio to be allocated to it; the qualifications of Vaughan Nelson’s investment management personnel with regard to implementing their energy sector fixed income strategy; and Vaughan Nelson’s infrastructure and whether it appeared to adequately support the mandate to be implemented for the Commodity Portfolio. The Board concluded that the nature, extent and quality of the portfolio management services expected to be provided by Vaughan Nelson were appropriate in light of the strategy Vaughan Nelson is to employ on behalf of the Commodity Portfolio and, thus, supported a decision to approve the Vaughan Nelson Agreement.

The Board was also informed that the strategy to be employed by Vaughan Nelson was a new specialized mandate and that, accordingly, no relevant performance data or peer group existed and that that appropriate benchmark comparisons would be determined over time by Vaughan Nelson and the Adviser.

With respect to the fee schedule pursuant to which Vaughan Nelson would be compensated for its services, the Board considered the fact that, under the Vaughan Nelson Agreement, the rate at which advisory fees relating to assets allocated to Vaughan Nelson would be calculated would be lower than the fees to which certain of the other Specialist Managers serving the Commodity Portfolio are entitled and higher than the fees to which certain of the other Specialist Managers serving the Commodity Portfolio are entitled. The Board was informed that, based on the anticipated allocation of assets among the various Specialist Managers, the addition of Vaughan Nelson was not expected to change the overall management fees paid by the Commodity Portfolio. The Board determined that the proposed fee schedule was fair and reasonable, basing its finding on several factors, including comparisons to the fees charged by other investment advisory organizations for similar services. In making this determination, the Board recognized that the impact of the fee to be paid to Vaughan Nelson on overall advisory fees over time would depend on the allocation of assets within the Commodity Portfolio.

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2016 (Unaudited)

The Board was also informed with respect to Vaughan Nelson’s financial position and profitability as well as data regarding advisory fees paid by other commodity oriented mutual funds. In considering this information, the Board gave substantial weight to information demonstrating that the rate at which Vaughan Nelson was to be compensated under the Vaughan Nelson Agreement was determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser.

Approval of New Portfolio Management Agreement with RBC GAM.    During the period, the Board also approved a new Portfolio Management Agreement (the “RBC GAM Agreement”) between the Trust and RBC GAM relating to The Emerging Markets Portfolio (the “Emerging Markets Portfolio”). The following is a summary of the factors considered by the Board in approving the RBC GAM Agreement:

In approving the RBC GAM Agreement, the Board was informed by the Adviser that it believed that the Emerging Markets Portfolio was heavily invested in value companies and would benefit from the addition of a Specialist Manager that specializes in investing in emerging markets countries using a “quality growth” strategy. The Board was further informed that the Adviser had identified RBC GAM as an investment management organization particularly suited to manage such a strategy. The Board received information from RBC GAM regarding its capabilities related to such a mandate and information from the Adviser regarding the Adviser’s belief that a quality growth portfolio managed by RBC GAM would contribute to the achievement of the Emerging Markets Portfolio’s investment objective and its ability to capture the overall emerging markets asset class. With respect to the nature and quality of the services expected to be provided to the Emerging Markets Portfolio, the Board gave considerable weight to the Adviser’s recommendation. The Board also considered the fact that RBC GAM would not participate in the administration or distribution of shares of the Emerging Markets Portfolio and that, other than advisory fees payable under the terms of the RBC GAM Agreement, it was not expected that RBC GAM would benefit materially from its association with the Trust. The Board further considered the specific investment process to be employed by RBC GAM in managing the assets of the Emerging Markets Portfolio to be allocated to it; the qualifications of RBC GAM’s investment management personnel with regard to implementing their emerging markets quality growth strategy; and RBC GAM’s infrastructure and whether it appeared to adequately support the mandate to be implemented for the Emerging Markets Portfolio. The Board concluded that the nature, extent and quality of the portfolio management services expected to be provided by RBC GAM were appropriate in light of the strategy RBC GAM is to employ on behalf of the Emerging Markets Portfolio and, thus, supported a decision to approve the RBC GAM Agreement.

The Board was also informed with respect to the performance achieved by RBC GAM in managing other portfolios using similar strategies as well as with respect to publicly available information assembled by a third-party service provider about the performance of peer funds managed by other investment advisory organizations. The Board did not specifically rely on such information but based its conclusions on the facts and circumstances of the Trust.

With respect to the fee schedule pursuant to which RBC GAM would be compensated for its services, the Board considered the fact that, under the RBC GAM Agreement, the rate at which advisory fees relating to assets allocated to RBC GAM would be calculated could be higher than the fees to which the other Specialist Managers serving the Emerging Markets Portfolio are entitled, depending on how assets of the Portfolio are allocated among the various Specialist Managers. The Board was informed that, based on the anticipated allocation of assets among the various Specialist Managers, the addition of RBC GAM was expected to increase the overall management fees paid by the Emerging Markets Portfolio by approximately 0.04%. The Board determined that the proposed fee schedule was fair and reasonable, basing its finding on several factors, including comparisons to the fees charged by other investment advisory organizations for similar services. In making this determination, the Board recognized that the impact of the fee to be paid to RBC GAM on overall advisory fees over time would depend on the allocation of assets within the Emerging Markets Portfolio.

The Board was also informed with respect to RBC GAM’s financial position and profitability as well as data regarding advisory fees paid by other emerging markets oriented mutual funds. In considering this information, the Board gave substantial weight to information demonstrating that the rate at which RBC GAM was to be compensated under the RBC GAM Agreement was determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser.

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2016 (Unaudited)

OFFICERS AND AFFILIATED TRUSTEES.    The table below sets forth certain information about each of the Trust’s Affiliated Trustees, as well as its executive officers.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE**
Robert J. Zion* Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1961	Trustee; President	Indefinite; Trustee since 4/30/07; President since 6/12/12	Mr. Zion is currently the Chief Operating Officer, Secretary and a Principal of Hirtle Callaghan & Co. LLC (“Hirtle Callaghan”), a registered investment company of the Adviser. He has been with Hirtle Callaghan for more than the past five years.	22	None

Colette L. Bergman Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1970	Vice President & Treasurer	Indefinite; Since 6/12/12	Ms. Bergman is currently a Vice President of Hirtle Callaghan. She has been with Hirtle Callaghan for more than the past five years.	22	N/A

Guy Talarico Alaric Compliance Services, LLC 150 Broadway, Suite 302 New York, NY 10038 Born: 1955	Chief Compliance Officer	Indefinite; Since 4/25/13	Mr. Talarico is the founder of Alaric Compliance Services, LLC served as its President and Chief Executive Officer for more than the past five years.	22	N/A

Curtis Barnes Citi Fund Services 3435 Stelzer Road Columbus, OH 43219 Born: 1953	Secretary	Indefinite; Since 6/05/14	Mr. Barnes is a Senior Vice President and has been with Citi Fund Services Ohio, Inc. since June 1995.	22	N/A

*	Mr. Zion may be deemed to be an “interested person” of the Adviser as that term is defined by the 1940 Act, as a result of his past or present positions with the Adviser or its affiliates.

**	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.

INDEPENDENT TRUSTEES.    The following table sets forth certain information about the Independent Trustees.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE*
Jarrett Burt Kling Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1943	Trustee	Indefinite; Since 7/20/95	For more than the past five years Mr. Kling has been a managing director of CBRE Clarion Securities, LLC, a registered investment adviser.	22	None

HC CAPITAL TRUST

Additional Information (concluded) — June 30, 2016 (Unaudited)

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE*
Harvey G. Magarick Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1939	Trustee	Indefinite; Since 7/01/04	Mr. Magarick is retired. Prior to June 3, 2004, he was a partner in the accounting firm of BDO Seidman, LLP.	22	Resource Apartment REIT III, Inc. and Resource Real Estate Innovation Office REIT, Inc.

R. Richard Williams Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1945	Trustee	Indefinite; Since 7/15/99	Since 2000, Mr. Williams has been the owner of Seaboard Advisers (consulting services).	22	Franklin Square Energy and Power Fund

Richard W. Wortham, III Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1938	Trustee	Indefinite; Since 7/20/95	Mr. Wortham is currently the Chairman and Chief Executive Officer of the Wortham Foundation and has been a Trustee for more than the past five years.	22	Oncor Electric Delivery Company LLC

*	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.

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HC CAPITAL TRUST

Trustees

JARRETT B. KLING

HARVEY G. MAGARICK

RICHARD W. WORTHAM III

R. RICHARD WILLIAMS

ROBERT J. ZION*

* “Interested Person” as that term is defined in the Investment Company Act of 1940

Investment Adviser

HC Capital Solutions

Five Tower Bridge

300 Barr Harbor Drive, Suite 500

West Conshohocken, PA 19428

Administrator

Citi Fund Services Ohio, Inc.

3435 Stelzer Road

Columbus, OH 43219

Distributor

Unified Financial Securities, LLC

A subsidiary of Ultimus Fund Solutions, LLC

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208-4715

Counsel

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103-7018

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

41 South High Street, Suite 2500

Columbus, OH 43215

Custodian

State Street Bank and Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

This report is for the information of the shareholders of HC Capital Trust. Its use in connection with any offering of the Trust’s shares is authorized only in case of a concurrent or prior delivery of the Trust’s current prospectus. The prospectus contains more complete information, including investment objectives, risks, fees and expenses and should be read carefully before investing or sending any money.

8/16

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”). The Code of Ethics is included as an Exhibit. During the period covered by the report, with respect to the Registrant’s Code of Ethics, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 of Form N-CSR.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Harvey Magarick, who is “independent” for purposes of this Item 3 of Form N-CSR. Mr. Magarick was appointed to the Board of Trustees effective July 1, 2004 and was determined to be an audit committee financial expert on August 26, 2004.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

2015	$523,500
2016	$575,704

For the fiscal years ended June 30, 2015 and June 30, 2016, the aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audits of the financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year for the Registrant are shown in the table above.

(b) Audit-Related Fees

2015	$0
2016	$0

(c) Tax Fees

2015	$127,750
2016	$141,435

Tax fees include amounts related to tax compliance, tax advice, and tax planning. Such tax services included the review of income and excise tax returns for the Registrant as shown in the table above for the fiscal years ended June 30, 2015 and June 30, 2016.

(d) All Other Fees

2015	$232,241
2016	$270,361

Other fees include amounts related to international tax services for the Registrant as shown in the table above for the fiscal years ended June 30, 2015 and June 30, 2016.

(e)(1) – Except as permitted by Rule 2-01 (c)(7)(i)(c) of Regulation S-X, the HC Capital Trust Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the Portfolios. Prior to the commencement of any audit or non-audit services to a Fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2) – The following percentages of the services summarized in (b)-(d) above were approved by the Audit Committee pursuant to Rule 2-01 (c)(i)(c) of Regulation S-X.

2015	65%
2016	66%

(f) – Not applicable.

(g) – For the fiscal years ended June 30, 2015 and June 30, 2016, the aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant and to the Registrant’s investment advisers (the “Advisers”) and any entity controlling, controlled by, or under common control with the Advisers that provided ongoing services to the Registrant were $0 and $0, respectively.

(h) – PricewaterhouseCoopers LLP has informed the Registrant that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being considered independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Registrant is required under various securities laws to have its financial statements audited by an independent accounting firm. PricewaterhouseCoopers LLP has informed the Registrant that PricewaterhouseCoopers LLP has relationships with lenders who hold or own more than ten percent of the shares of certain Portfolios of the Registrant. These relationships call into question PricewaterhouseCoopers LLP’s independence under the Loan Rule with respect to those Portfolios, as well as all other funds in the complex. The Securities and Exchange Commission has granted no-action relief to another fund complex in circumstances that appear to be substantially similar to the Registrant’s (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016)). In addition, PricewaterhouseCoopers LLP has advised the Registrant’s Audit Committee that PricewaterhouseCoopers LLP believes that under the facts and circumstances surrounding PricewaterhouseCoopers LLP’s lending relationships, its ability to exercise objective and impartial judgment in connection with its audit engagement with the Registrant has not been impaired and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. If in the future, however, the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the Securities and Exchange Commission’s no-action letter, the Registrant will need to take other action in order for the Registrant’s filings with the Securities and Exchange Commission containing financial statements to be deemed compliant with applicable securities laws. Finally, the Securities and Exchange Commission has indicated that its no-action relief will expire 18 months from its issuance, after which PricewaterhouseCoopers LLP and the Registrant will no longer be able rely on the letter unless its term is extended or made permanent by the Securities and Exchange Commission Staff.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (“the Act”) (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Act are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) HC Capital Trust

By (Signature and Title)	/s/ Robert J. Zion
Robert J. Zion, Principal Executive Officer

Date: September 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Colette L. Bergman
Colette L. Bergman, Principal Financial Officer

Date: September 6, 2016

By (Signature and Title)	/s/ Robert J. Zion
Robert J. Zion, Principal Executive Officer

Date: September 6, 2016